SEC Registration Nos.
Nos. 811-03334 and 002-75106

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☐
Post-Effective Amendment No. 81	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 81	☒

Calvert Social Investment Fund
(Exact Name of Registrant as Specified in Charter)

4550 Montgomery Avenue Bethesda, Maryland 20814
(Address of Principal Executive Offices)
Registrant’s Telephone Number: (301) 951-4800

John H. Streur
4550 Montgomery Avenue Bethesda, Maryland 20814
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☒	on January 31, 2016, pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on [date], pursuant to paragraph(a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on [date], pursuant to paragraph (a)(2)of rule 485.

Calvert Equity and Asset Allocation Funds PROSPECTUS CLASS A, C and Y

January 31, 2016

Calvert Balanced Portfolio	A (CSIFX)	C (CSGCX)	Y (CBAYX)
Calvert Equity Portfolio	A (CSIEX)	C (CSECX)	Y (CIEYX)
Calvert Large Cap Core Portfolio	A (CMIFX)	C (CMICX)	Y (CLYCX)
Calvert Capital Accumulation Fund	A (CCAFX)	C (CCACX)	Y (CCAYX)
Calvert International Equity Fund	A (CWVGX)	C (CWVCX)	Y (CWEYX)
Calvert International Opportunities Fund	A (CIOAX)	C (COICX)	Y (CWVYX)
Calvert Small Cap Fund	A (CCVAX)	C (CSCCX)	Y (CSCYX)
Calvert Global Energy Solutions Fund	A (CGAEX)	C (CGACX)	Y (CGAYX)
Calvert Global Water Fund	A (CFWAX)	C (CFWCX)	Y (CFWYX)
Calvert Emerging Markets Equity Fund	A (CVMAX)	C (CVMCX)	Y (CVMYX)

Calvert Asset Allocation Funds
Calvert Conservative Allocation Fund	A (CCLAX)	C (CALCX)
Calvert Moderate Allocation Fund	A (CMAAX)	C (CMACX)
Calvert Aggressive Allocation Fund	A (CAAAX)	C (CAACX)

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any State Securities Commission, and neither the SEC nor any State Securities Commission has determined that this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Calvert Equity and Asset Allocation Funds Prospectus
Class A, C and Y
January 31, 2016

FUND SUMMARY

CALVERT BALANCED PORTFOLIO
Class (Ticker):	A (CSIFX)	C (CSGCX)	Y (CBAYX)
INVESTMENT OBJECTIVE
The Fund seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 85 and “Reduced Sales Charges” on page 87 of this Prospectus, and under “Method of Distribution” on page 43 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Y
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees[3]	0.52%	0.52%	0.52%
Distribution and service (12b-1) fees	0.24%	1.00%	None
Other expenses	0.21%	0.24%	0.41%
Total annual fund operating expenses	0.97%	1.76%	0.93%
Less fee waiver and/or expense reimbursement[4]	0.00%	0.00%	(0.20%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.97%	1.76%	0.73%
1 Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid by the Fund’s distributor are subject to a one-year contingent deferred sales charge of 0.80%.
2 The contingent deferred sales charge decreases over time.
3 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
4 The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2017. Direct net operating expenses will not exceed 0.73% for Class Y. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$569	$769	$986	$1,608
Class C
Expenses assuming redemption	$279	$554	$954	$2,073
Expenses assuming no redemption	$179	$554	$954	$2,073
Class Y	$75	$276	$495	$1,125
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 99% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund typically invests about 60% of its net assets in stocks and 40% in bonds or other fixed-income investments. Stock investments are primarily common stock in large-cap companies. Fixed-income investments are primarily a wide variety of investment grade debt securities, such as corporate debt securities, mortgage-backed securities (including commercial mortgage-backed securities and collateralized mortgage obligations (“CMOs”)), and other asset-backed securities (“ABS”). The Fund invests in debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 1

(“FHLMC”). The Fund may also invest in unrated debt securities.
An investment grade debt security is rated BBB- or higher by a nationally recognized statistical rating organization (“NRSRO”), or is an unrated debt security determined by the Advisor to be of comparable credit quality.
The Fund invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product. The Advisor monitors the Fund’s allocation and may rebalance or reallocate the Fund’s assets based on its view of economic and market factors and events. The equity portion of the Fund is primarily a large cap core U.S. domestic portfolio, although the Fund may also invest in foreign stocks and mid-cap stocks. The equity portion of the Fund seeks companies that have the potential to outperform the market through exceptional growth and/or valuation improvement. The fixed-income portion of the Fund reflects an active trading strategy, seeking total return.
The Fund uses a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts to manage the duration of the Fund and hedge interest rate risk.
Incidental to its main investment strategy, the Fund may also use futures contracts as a substitute for direct investment in a particular asset class, in order to facilitate the periodic rebalancing of the Fund’s portfolio to maintain its target asset allocation, to make tactical asset allocations and to assist in managing cash.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result. There is a risk that the Advisor may allocate assets to an asset class that underperforms other asset classes.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.
Bond Market Risk. The market prices of bonds held by the Fund may fall.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.
Mortgage-Backed Securities Risk (Government-Sponsored Enterprises). Debt and mortgage-backed securities issued by GSEs such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.
Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed

2 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.
Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the Advisor. When the Fund purchases unrated securities, it will depend on the Advisor’s analysis of credit risk without the assessment of a nationally recognized statistical rating organization.
Active Trading Strategy Risk. The fixed-income portion of the Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.
Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.

Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time with that of a securities market benchmark, a composite benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Performance results for Class Y shares prior to April 30, 2013 (the Class Y shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y has lower class-specific expenses than Class A.
The return for each of the Fund’s other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.
Calendar Year Total Returns for Class A at NAV

	Quarter Ended	Total Return
Best Quarter (of periods shown)	9/30/09	11.47%
Worst Quarter (of periods shown)	12/31/08	-18.24%
The average total return table shows the Fund’s returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 3

your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Average Annual Total Returns (as of 12/31/15) (with maximum sales charge deducted)	1 Year	5 Years	10 Years
Class A:
Return before taxes	-7.43%	6.40%	4.07%
Return after taxes on distributions	-10.19%	4.78%	3.00%
Return after taxes on distributions and sale of Fund shares	-2.52%	4.72%	3.04%
Class C	-4.57%	6.58%	3.68%
Class Y	-2.65%	7.54%	4.62%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	0.92%	12.44%	7.40%
Balanced Composite Benchmark* (reflects no deduction for fees, expenses or taxes)	0.75%	9.59%	7.19%
Lipper Mixed-Asset Target Allocation Growth Funds Avg. (reflects no deduction for taxes)	-1.65%	6.80%	5.10%
* The Fund also shows the Balanced Composite Benchmark because it is more consistent with the Fund’s portfolio construction process and represents a more accurate reflection of the Fund’s anticipated risk and return patterns. The Balanced Composite Benchmark is an internally constructed benchmark comprised of a blend of 60% Russell 1000

Index and 40% Barclays U.S. Aggregate Index. Prior to 11/1/2015 the fixed income component was the Barclays U.S. Credit Index.
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Allocation of Assets:

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since November 2015
Joshua Linder, CFA	Portfolio Manager	Since January 2014
Fixed-Income Investments:

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since January 2013
Matthew Duch	Vice President, Portfolio Manager	Since September 2011
Mauricio Agudelo	Portfolio Manager	Since November 2015
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
Equity Investments:

Portfolio Manager Name	Title	Length of Time Managing Fund
Joshua Linder, CFA	Portfolio Manager	Since November 2015
Christopher Madden, CFA	Portfolio Manager	Since November 2015
Kurt Moeller, CFA	Portfolio Manager	Since November 2015
Jade Huang	Portfolio Manager	Since November 2015
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments
Account Type	Initial	Subsequent
Regular Accounts	$2,000	$250
IRA Accounts	$1,000	$250
For automatic investment plans, the minimum initial investment requirements are waived if you establish a $100 monthly investment plan. For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.
The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.
Class A and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Class Y Shares. Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation. For additional information, call 800-368-2746.

4 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 5

FUND SUMMARY

CALVERT EQUITY PORTFOLIO
Class (Ticker):	A (CSIEX)	C (CSECX)	Y (CIEYX)
INVESTMENT OBJECTIVE
The Fund seeks growth of capital through investment in stocks believed to offer opportunities for potential capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 85 and “Reduced Sales Charges” on page 87 of this Prospectus, and under “Method of Distribution” on page 43 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Y
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees[3]	0.61%	0.61%	0.61%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.19%	0.18%	0.14%
Acquired fund fees and expenses	0.02%	0.02%	0.02%
Total annual fund operating expenses	1.07%	1.81%	0.77%
1 Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid by the Fund’s distributor are subject to a one-year contingent deferred sales charge of 0.80%.
2 The contingent deferred sales charge decreases over time.
3 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year; and

•	the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$579	$799	$1,037	$1,719
Class C
Expenses assuming redemption	$284	$569	$980	$2,127
Expenses assuming no redemption	$184	$569	$980	$2,127
Class Y	$79	$246	$428	$954
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities (common stock). The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund invests primarily in common stocks of U.S. large-cap companies. The Fund defines large-cap companies as those whose market capitalization falls within the range of the Russell 1000 Index at the time of investment.
As of December 31, 2015, the market capitalization of the Russell 1000 Index companies ranged from $380 million to $587.2 billion with a weighted average level of $124.2 billion.
The Fund may also invest in mid-cap stocks and may invest up to 25% of its net assets in foreign stocks.
The Subadvisor looks for established companies with a history of steady earnings growth. The Subadvisor selects companies based on its opinion that the company has the ability to sustain growth through high profitability and that the stock is favorably priced with respect to those growth expectations.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to

6 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
Growth Company Risk. Prices of growth company securities may fall more than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time with that of its current benchmark, its former benchmark and a performance average of similar mutual funds. The Fund changed its benchmark from the Standard & Poor’s (“S&P”) 500 Index to the Russell 1000 Growth Index because the Advisor believes that the Russell 1000 Growth Index is more representative of the investment approach used to manage the Fund. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Performance results for Class Y shares prior to October 31, 2008 (the Class Y shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y has lower class-specific expenses than Class A.
The return for each of the Fund’s other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 7

Calendar Year Total Returns for Class A at NAV

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/09	17.97%
Worst Quarter (of periods shown)	12/31/08	-24.39%
The average total return table shows the Fund’s returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Average Annual Total Returns (as of 12/31/15) (with maximum sales charge deducted, if any)	1 Year	5 Years	10 Years
Class A:
Return before taxes	-1.24%	10.07%	7.03%
Return after taxes on distributions	-6.07%	8.11%	5.78%
Return after taxes on distributions and sale of Fund shares	3.15%	7.94%	5.63%
Class C	1.91%	10.33%	6.74%
Class Y	4.00%	11.53%	7.81%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	5.67%	13.53%	8.53%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%
Lipper Large-Cap Growth Funds Avg. (reflects no deduction for taxes)	5.26%	12.27%	7.54%

PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. Atlanta Capital Management Company, LLC (“Atlanta Capital” or “Subadvisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Richard B. England, CFA	Managing Director, Principal and Portfolio Manager	Since July 2006
Joseph B. Hudepohl, CFA	Managing Director, Principal and Portfolio Manager	Since June 2015
Lance V. Garrison, CFA	Vice President, Principal and Portfolio Manager	Since June 2015
Jeffrey A. Miller, CFA	Vice President, Principal and Portfolio Manager	Since June 2015
Robert R. Walton, Jr., CFA	Vice President, Principal and Portfolio Manager	Since June 2015
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments
Account Type	Initial	Subsequent
Regular Accounts	$2,000	$250
IRA Accounts	$1,000	$250
For automatic investment plans, the minimum initial investment requirements are waived if you establish a $100 monthly investment plan. For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.
The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.
Class A and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

8 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Class Y Shares. Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation. For additional information, call 800-368-2746.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 9

FUND SUMMARY

CALVERT LARGE CAP CORE PORTFOLIO
Class (Ticker):	A (CMIFX)	C (CMICX)	Y (CLYCX)
INVESTMENT OBJECTIVE
The Fund seeks to provide a total return which exceeds the total return of the Russell 1000 Index over a market cycle.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 85 and “Reduced Sales Charges” on page 87 of this Prospectus, and under “Method of Distribution” on page 43 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Y
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees[3]	0.72%	0.72%	0.72%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.26%	0.29%	0.63%
Total annual fund operating expenses	1.23%	2.01%	1.35%
Less fee waiver and/or expense reimbursement[4]	0.00%	0.00%	(0.28)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.23%	2.01%	1.07%
1 Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid by the Fund’s distributor are subject to a one-year contingent deferred sales charge of 0.80%.
2 The contingent deferred sales charge decreases over time.
3Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
4 The investment advisor has agreed to contractually limit direct net annual fund operating expenses for Class Y to 1.07% through January 31, 2017. Only the Board of Trustees of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$594	$847	$1,119	$1,893
Class C
Expenses assuming redemption	$304	$630	$1,083	$2,338
Expenses assuming no redemption	$204	$630	$1,083	$2,338
Class Y	$109	$400	$713	$1,600
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund employs an active investment strategy and invests primarily in the common stocks of U.S. large-cap companies that meet the Fund’s investment criteria, including financial, sustainability and social responsibility investment factors. The Fund’s investment process seeks to add value by using the Advisor’s fundamental, quantitative, and macro-economic research and analyses while integrating the Advisor’s proprietary views on material environmental, social and governance (“ESG”) information as part of its risk and opportunity assessment. The portfolio construction process seeks to maximize the benefit of these insights while managing the Fund’s risk profile relative to its benchmark, the Russell 1000 Index, and minimizing transaction costs. The Fund may

10 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

sell a security when it no longer appears attractive under this process.
The Fund will normally invest at least 80% of its net assets, including borrowings for investment purposes, in the equity securities (common stock) of large capitalization companies. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.
The Fund defines large-cap companies as those whose market capitalization falls within the range of the Russell 1000 Index at the time of investment. As of December 31, 2015, the market capitalization of the Russell 1000 Index ranged from $380 million to $587.2 billion with a weighted average level of $124.2 billion. Although primarily investing in large-cap U.S. companies, the Fund may also invest in mid-cap and small-cap companies. The Fund may invest up to 25% of its net assets in foreign securities.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small-Cap and Mid-Cap Company Risk. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Performance results for Class Y shares prior to April 30, 2013 (the Class Y shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y has lower class-specific expenses than Class A.
The return for each of the Fund’s other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 11

Calendar Year Total Returns for Class A at NAV

	Quarter Ended	Total Return
Best Quarter (of periods shown)	9/30/09	17.31%
Worst Quarter (of periods shown)	12/31/08	-23.84%
The average total return table shows the Fund’s returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Average Annual Total Returns (as of 12/31/15) (with maximum sales charge deducted, if any)	1 Year	5 Years	10 Years
Class A:
Return before taxes	-8.65%	8.99%	4.37%
Return after taxes on distributions	-13.38%	7.18%	3.29%
Return after taxes on distributions and sale of Fund shares	-2.07%	7.08%	3.48%
Class C	-5.81%	9.14%	3.98%
Class Y	-4.05%	10.12%	4.91%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	0.92%	12.44%	7.40%
Lipper Large-Cap Core Funds Avg. (reflects no deduction for taxes)	-0.55%	10.92%	6.41%

PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc.  (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Joshua Linder, CFA	Portfolio Manager	Since November 2015
Christopher Madden, CFA	Portfolio Manager	Since November 2015
Kurt Moeller, CFA	Portfolio Manager	Since November 2015
Jade Huang	Portfolio Manager	Since November 2015
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments
Account Type	Initial	Subsequent
Regular Accounts	$2,000	$250
IRA Accounts	$1,000	$250
For automatic investment plans, the minimum initial investment requirements are waived if you establish a $100 monthly investment plan. For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.
The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.
Class A and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

12 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

Class Y Shares. Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation. For additional information, call 800-368-2746.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 13

FUND SUMMARY

CALVERT CAPITAL ACCUMULATION FUND
Class (Ticker):	A (CCAFX)	C (CCACX)	Y (CCAYX)
INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 85 and “Reduced Sales Charges” on page 87 of this Prospectus, and under “Method of Distribution” on page 41 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Y
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees[3]	0.77%	0.77%	0.77%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.26%	0.31%	0.28%
Total annual fund operating expenses	1.28%	2.08%	1.05%
1 Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid by the Fund’s distributor are subject to a one-year contingent deferred sales charge of 0.80%.
2 The contingent deferred sales charge decreases over time.
3Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year; and

•	the Fund’s operating expenses remain the same.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$599	$862	$1,144	$1,947
Class C
Expenses assuming redemption	$311	$652	$1,119	$2,410
Expenses assuming no redemption	$211	$652	$1,119	$2,410
Class Y	$107	$334	$579	$1,283
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in the common stocks of mid-size U.S. companies. The Fund currently defines mid-cap companies as those whose market capitalization falls within the range of the Russell Midcap Growth Index. As of December 31, 2015, the market capitalization of the Russell Midcap Growth Index companies ranged from $718 million to $30.2 billion with a weighted average level of $13.3 billion.
Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.
The Fund may also invest up to 25% of its net assets in foreign securities.
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
The Subadvisor favors companies which have an above market average prospective growth rate, but sell at below market average valuations. The Subadvisor evaluates each stock in terms of its growth potential, the return for risk free investments, and the risk and reward potential for the company to determine a reasonable price for the stock.
Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes

14 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples’ rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.
Investments are selected for financial soundness and evaluated according to the Fund’s sustainable and socially responsible investment criteria. Investments must be consistent with the Fund’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single stock may have greater impact on the Fund than on a diversified fund.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
Growth Company Risk. Prices of growth company securities may fall more than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
Value Stock Risk. Value stocks may perform differently from the stock market as a whole.  The price of a value stock may take an unexpectedly long time to reflect the portfolio manager’s calculation of a stock’s intrinsic value or may not appreciate as anticipated. The value-oriented investing approach may fall out of favor with investors from time to time, and during those periods the Fund may underperform other funds using different investment approaches.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.
Responsible Investing Risk. Investing primarily in securities that meet certain sustainable and socially responsible investment criteria carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize such criteria when selecting investments. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Performance results for Class Y shares prior to January 31, 2011 (the Class Y shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y has lower class-specific expenses than Class A.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 15

The return for each of the Fund’s other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.
Calendar Year Total Returns for Class A at NAV

	Quarter Ended	Total Return
Best Quarter (of periods shown)	12/31/10	16.97%
Worst Quarter (of periods shown)	12/31/08	-25.22%
The average total return table shows the Fund’s returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Average Annual Total Returns (as of 12/31/15) (with maximum sales charge deducted, if any)	1 Year	5 Years	10 Years
Class A:
Return before taxes	-8.28%	8.49%	6.45%
Return after taxes on distributions	-10.61%	6.37%	5.38%
Return after taxes on distributions and sale of Fund shares	-3.33%	6.56%	5.14%
Class C	-5.45%	8.68%	6.12%
Class Y	-3.49%	9.75%	7.07%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	-0.20%	11.54%	8.16%
Lipper Mid-Cap Growth Funds Average (reflects no deduction for taxes)	-1.11%	9.73%	7.15%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. New Amsterdam Partners LLC (“New Amsterdam” or “Subadvisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Michelle Clayman, CFA	Managing Partner, Chief Investment Officer, New Amsterdam	Since September 2005
Nathaniel Paull, CFA	Partner, Senior Portfolio Manager, New Amsterdam	Since January 2005
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments
Account Type	Initial	Subsequent
Regular Accounts	$2,000	$250
IRA Accounts	$1,000	$250
For automatic investment plans, the minimum initial investment requirements are waived if you establish a $100 monthly investment plan. For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.
The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.
Class A and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

16 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Class Y Shares. Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation. For additional information, call 800-368-2746.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 17

FUND SUMMARY

CALVERT INTERNATIONAL EQUITY FUND
Class (Ticker):	A (CWVGX)	C (CWVCX)	Y (CWEYX)
INVESTMENT OBJECTIVE
The Fund seeks to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of stocks.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 85 and “Reduced Sales Charges” on page 87 of this Prospectus, and under “Method of Distribution” on page 41 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Y
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees[3]	0.86%	0.86%	0.86%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.33%	0.49%	0.28%
Acquired fund fees and expenses	0.01%	0.01%	0.01%
Total annual fund operating expenses	1.45%	2.36%	1.15%
Less fee waiver and/or expense reimbursement[4]	(0.06%)	(0.21%)	(0.01%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.39%	2.15%	1.14%
1 Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid by the Fund’s distributor are subject to a one-year contingent deferred sales charge of 0.80%.
2 The contingent deferred sales charge decreases over time.
3 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
4 The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2017. This expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Direct net operating expenses will not exceed 1.38% for Class A, 2.14% for Class C, and 1.13% for Class Y. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$610	$906	$1,224	$2,136
Class C
Expenses assuming redemption	$318	$716	$1,241	$2,680
Expenses assuming no redemption	$218	$716	$1,241	$2,680
Class Y	$116	$364	$632	$1,397
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 97% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities of foreign companies (common and preferred stock and the depositary receipts on such stock). The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. Using a core investment approach, the Fund invests primarily in common and preferred stocks of non-U.S. large-cap companies. The Fund defines non-U.S. large-cap companies as those whose market capitalization falls within the range of the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index at

18 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

the time of investment. As of December 31, 2015, the market capitalization of the MSCI EAFE companies ranged from $54 million to $237.5 billion with a weighted average level of $48.6 billion.
The Fund generally holds stocks of companies from the constituent countries of the MSCI EAFE Index, but may invest in other countries, including emerging markets stocks. The Fund will invest in at least three different countries. The Advisor focuses on deriving returns from individual stock selection (bottom-up). The Advisor utilizes fundamental insights arrived at through qualitative and quantitative analysis of a broad range of non-U.S. securities to identify stocks expected to provide returns superior to that of the benchmark.
The Fund may enter into foreign currency derivatives (including forward currency contracts and currency futures contracts) to hedge foreign currency exposure.
The Fund invests no more than 5% of its net assets in U.S. companies (excluding High Social Impact and Special Equities investments). See “Special Investment Programs” in this Prospectus.
The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Preferred Stock Risk. The market value of preferred stock generally decreases when interest rates rise and is affected by the issuer’s ability to make payments on the preferred stock.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Foreign Currency Hedge and Derivatives Risk. Transactions in foreign currency and foreign currency derivatives in connection with the purchase and sale of investments in foreign markets may result in foreign currency exposure and the potential for losses due to fluctuations in currency exchange rates without regard to the quality or performance of the investment itself. The use of foreign currency and foreign currency derivatives may also prevent the Fund from realizing profits on favorable movements in exchange rates. In addition, the value of a foreign currency derivative may not correlate to the value of the underlying foreign currency to the extent expected. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Fund’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.
Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 19

the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time with that of its current benchmark, its former benchmark and a performance average of similar mutual funds. The Fund changed its benchmark from the MSCI EAFE Investable Market Index (“IMI”) to the MSCI EAFE Index because the Adviser believes that the MSCI EAFE Index is more representative of the investment approach used to manage the Fund and better reflects the universe of securities in which the Fund invests. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Performance results for Class Y shares prior to October 31, 2008 (the Class Y shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y has lower class-specific expenses than Class A.
The return for each of the Fund’s other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.

Calendar Year Total Returns for Class A at NAV

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/09	23.55%
Worst Quarter (of periods shown)	12/31/08	-24.02%
The average total return table shows the Fund’s returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Average Annual Total Returns (as of 12/31/15) (with maximum sales charge deducted, if any)	1 Year	5 Years	10 Years
Class A:
Return before taxes	-4.98%	1.77%	-0.27%
Return after taxes on distributions	-5.34%	1.73%	-0.69%
Return after taxes on distributions and sale of Fund shares	-2.82%	1.50%	0.12%
Class C	-2.00%	1.87%	-0.64%
Class Y	0.06%	3.13%	0.51%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-0.39%	4.07%	3.50%
MSCI EAFE IMI Index (reflects no deduction for fees, expenses or taxes)	0.91%	4.40%	3.76%
Lipper International Multi-Cap Growth Funds Avg. (reflects no deduction for taxes)	0.51%	3.18%	3.15%

20 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc.  (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Joshua Linder, CFA	Portfolio Manager	Since November 2015
Christopher Madden, CFA	Portfolio Manager	Since November 2015
Kurt Moeller, CFA	Portfolio Manager	Since November 2015
Jade Huang	Portfolio Manager	Since November 2015
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments
Account Type	Initial	Subsequent
Regular Accounts	$2,000	$250
IRA Accounts	$1,000	$250
For automatic investment plans, the minimum initial investment requirements are waived if you establish a $100 monthly investment plan. For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.
The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.
Class A and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

Class Y Shares. Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation. For additional information, call 800-368-2746.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 21

FUND SUMMARY

CALVERT INTERNATIONAL OPPORTUNITIES FUND
Class (Ticker):	A (CIOAX)	C (COICX)	Y (CWVYX)
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 85 and “Reduced Sales Charges” on page 87 of this Prospectus, and under “Method of Distribution” on page 41 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Y
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees[3]	0.87%	0.87%	0.87%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.39%	0.67%	0.37%
Total annual fund operating expenses	1.51%	2.54%	1.24%
Less fee waiver and/or expense reimbursement[4]	0.00%	(0.13%)	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.51%	2.41%	1.24%
1 Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid by the Fund’s distributor are subject to a one-year contingent deferred sales charge of 0.80%.
2 The contingent deferred sales charge decreases over time.
3 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
4 The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2017. Direct net operating expenses will not exceed 1.66% for Class A, 2.41% for Class C, and 1.41% for Class Y. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$621	$930	$1,260	$2,191
Class C
Expenses assuming redemption	$344	$778	$1,339	$2,866
Expenses assuming no redemption	$244	$778	$1,339	$2,866
Class Y	$126	$393	$681	$1,500
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in common and preferred stocks of non-U.S. small-cap to mid-cap companies, which the Fund defines as companies whose market capitalization falls within the range of the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Small-Mid (“SMID”) Index at the time of investment. As of
December 31, 2015, the market capitalization of the MSCI EAFE SMID companies ranged from $54 million to $43.9 billion with a weighted average level of $5.6 billion.
The Fund invests no more than 10% of its net assets in U.S. companies (excluding High Social Impact and Special Equities investments). See “Special Investment Programs” in this Prospectus.

22 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

The Fund primarily holds stocks of companies in developed countries but as an internationally diverse fund, it may invest in any geographic region of the world (at least three different countries) if a Subadvisor deems the company attractive. The stock selection process of each Subadvisor does not utilize a predetermined geographic allocation, and each Subadvisor primarily uses a bottom-up approach focused on fundamental analysis of stocks of individual companies across all geographic regions. The Advisor attempts to control the portfolio’s risk level and maximize the Fund’s return potential relative to the MSCI EAFE SMID benchmark by balancing the risks and opportunities between the portion of the portfolio managed by each Subadvisor. The Advisor may shift allocations between the Subadvisors depending on market conditions, the Subadvisors’ respective style biases, and performance opportunities. The Fund may invest up to 20% of its assets in securities of issuers in emerging market countries. The securities in which the Fund invests are often denominated and traded in foreign currencies.
The Fund may enter into foreign currency derivatives (including forward currency contracts and currency futures contracts) to hedge foreign currency exposure.
The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).
Attractive companies are identified through a combination of valuation and growth metrics that seeks to identify companies with a sustainable competitive advantage. Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.
Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples’ rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.
Investments are selected for financial soundness and evaluated according to the Fund’s sustainable and socially responsible investment criteria. Investments must be consistent with the Fund’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result. The Advisor’s allocation of Fund assets between the portion of the portfolio managed by each Subadvisor may cause the Fund to underperform.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Preferred Stock Risk. The market value of preferred stock generally decreases when interest rates rise and is affected by the issuer’s ability to make payments on the preferred stock.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Foreign Currency Hedge and Derivatives Risk. Transactions in foreign currency and foreign currency derivatives in connection with the purchase and sale of investments in foreign markets may result in foreign currency exposure and the potential for losses due to fluctuations in currency exchange rates without regard to the quality or performance of the investment itself. The use of foreign currency and foreign currency derivatives may also prevent the Fund from realizing profits on favorable movements in exchange rates. In addition, the value of a foreign currency derivative may not correlate to the value of the underlying foreign currency to the extent expected. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Fund’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 23

Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
Small-Cap and Mid-Cap Company Risk. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
Growth Company Risk. Prices of growth company securities may fall more than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
Value Stock Risk. Value stocks may perform differently from the stock market as a whole.  The price of a value stock may take an unexpectedly long time to reflect the portfolio manager’s calculation of a stock’s intrinsic value or may not appreciate as anticipated. The value-oriented investing approach may fall out of favor with investors from time to time, and during those periods the Fund may underperform other funds using different investment approaches.
Multi-Manager Risk. While the Advisor monitors the overall management of the Fund, the Subadvisors make investment decisions independently from each other. It is possible that the Subadvisors’ investment styles may not always be complementary, which could affect the performance and transaction costs of the Fund.
Responsible Investing Risk. Investing primarily in securities that meet certain sustainable and socially responsible investment criteria carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize such criteria when selecting investments. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.

Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Performance results for Class C shares prior to July 31, 2007 (the Class C shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class C share performance would have been lower than Class A share performance because Class C has higher class-specific expenses than Class A. Performance results for Class Y shares prior to October 31, 2008 (the Class Y shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y has lower class-specific expenses than Class A.
The return for each of the Fund’s other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.
Calendar Year Total Returns for Class A at NAV

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/09	24.05%
Worst Quarter (of periods shown)	12/31/08	-24.15%
The average total return table shows the Fund’s returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.

24 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Average Annual Total Returns (as of 12/31/15) (with maximum sales charge deducted, if any)	1 Year	5 Years	Since Inception (5/31/07)
Class A:
Return before taxes	-3.02%	3.90%	0.78%
Return after taxes on distributions	-4.10%	3.32%	0.44%
Return after taxes on distributions and sale of Fund shares	-1.15%	3.13%	0.66%
Class C	-0.13%	4.01%	0.52%
Class Y	2.10%	5.16%	1.55%
MSCI EAFE SMID Index (reflects no deduction for fees, expenses or taxes)	6.97%	6.09%	1.31%
Lipper International Small/Mid-Cap Core Funds Avg. (reflects no deduction for taxes)	3.12%	3.62%	0.30%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisors. Advisory Research, Inc. (“ARI”) and Trilogy Global Advisors, LP (“Trilogy”) (each a “Subadvisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Jonathan P. Brodsky	Managing Director, ARI	Since September 2011
Drew Edwards	Managing Director, ARI	Since September 2011
Marco P. Priani, CFA, CPA, FRM	Managing Director, ARI	Since September 2011
William Sterling, Ph.D.	Chief Investment Officer and Senior Portfolio Manager, Trilogy	Since September 2011
Gregory J. Gigliotti	Managing Director and Senior Portfolio Manager, Trilogy	Since September 2011
Pablo Salas	Managing Director and Senior Portfolio Manager, Trilogy	Since September 2011
Jessica Reuss, CFA	Product Specialist and Portfolio Manager, Trilogy	Since September 2011
David Runkle, Ph.D., CFA	Director of Quantitative Research, Portfolio Manager, Trilogy	Since September 2011

BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments
Account Type	Initial	Subsequent
Regular Accounts	$2,000	$250
IRA Accounts	$1,000	$250
For automatic investment plans, the minimum initial investment requirements are waived if you establish a $100 monthly investment plan. For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.
The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.
Class A and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Class Y Shares. Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation. For additional information, call 800-368-2746.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 25

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

26 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

FUND SUMMARY

CALVERT SMALL CAP FUND
Class (Ticker):	A (CCVAX)	C (CSCCX)	Y (CSCYX)
INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation through investment primarily in small-cap common stocks of U.S. companies.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 85 and “Reduced Sales Charges” on page 87 of this Prospectus, and under “Method of Distribution” on page 45 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Y
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees[3]	0.82%	0.82%	0.82%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.32%	0.41%	0.36%
Total annual fund operating expenses	1.39%	2.23%	1.18%
Less fee waiver and/or expense reimbursement[4]	(0.02%)	(0.11%)	(0.06%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.37%	2.12%	1.12%
1 Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid by the Fund’s distributor are subject to a one-year contingent deferred sales charge of 0.80%.
2 The contingent deferred sales charge decreases over time.
3 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
4 The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2017. Direct net operating expenses will not exceed 1.37% for Class A, 2.12% for Class C, and 1.12% for Class Y. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$608	$892	$1,198	$2,063
Class C
Expenses assuming redemption	$315	$687	$1,185	$2,556
Expenses assuming no redemption	$215	$687	$1,185	$2,556
Class Y	$114	$369	$643	$1,426
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund offers opportunities for long-term capital appreciation through a mix of smaller company stocks that meet the Fund’s investment criteria, including financial, sustainability and social responsibility factors. The Fund’s investment process seeks to add value by using the Advisor’s fundamental, quantitative, and macro-economic research and analyses while integrating the Advisor’s proprietary views on material environmental, social and governance (“ESG”) information as part of its risk and opportunity assessment. The portfolio construction process seeks to maximize the benefit of these insights while managing the Fund’s risk profile relative to its benchmark, the Russell 2000 Index, and minimizing transaction costs. The Fund may

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 27

sell a security when it no longer appears attractive under this process.
The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in common stocks of small companies. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund defines small companies as those whose market capitalization falls within the range of the Russell 2000 Index at the time of investment. As of December 31, 2015, the market capitalization of the Russell 2000 Index companies ranged from $15 million to $5.9 billion with a weighted average level of $1.9 billion.
The Fund may also invest up to 25% of its net assets in foreign securities.
Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples’ rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.
Investments are selected for financial soundness and evaluated according to the Fund’s sustainable and socially responsible investment criteria. Investments must be consistent with the Fund’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Small-Cap Company Risk. Prices of small-cap stocks can be more volatile than those of larger, more established companies.

Small-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.
Responsible Investing Risk. Investing primarily in securities that meet certain sustainable and socially responsible investment criteria carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize such criteria when selecting investments. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Performance results for Class C shares prior to April 1, 2005 (the Class C shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class C share performance would have been lower than Class A share performance because Class C has higher class-specific expenses than Class A. Performance results for Class Y shares prior to October 18, 2013 (the Class Y shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class Y

28 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

share performance would have been higher than Class A share performance because Class Y has lower class-specific expenses than Class A.
The return for each of the Fund’s other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.
Calendar Year Total Returns for Class A at NAV

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/09	16.70%
Worst Quarter (of periods shown)	12/31/08	-23.11%
The average total return table shows the Fund’s returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Average Annual Total Returns (as of 12/31/15) (with maximum sales charge deducted, if any)	1 Year	5 Years	10 Years
Class A:
Return before taxes	-5.78%	9.23%	6.01%
Return after taxes on distributions	-8.12%	7.35%	5.09%
Return after taxes on distributions and sale of Fund shares	-2.21%	7.13%	4.75%
Class C	-2.81%	9.37%	5.57%
Class Y	-0.88%	10.44%	6.60%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	-4.41%	9.19%	6.80%
Lipper Small-Cap Core Funds Avg. (reflects no deduction for taxes)	-5.14%	8.32%	6.36%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc.  (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Joshua Linder, CFA	Portfolio Manager	Since November 2015
Christopher Madden, CFA	Portfolio Manager	Since November 2015
Kurt Moeller, CFA	Portfolio Manager	Since November 2015
Jade Huang	Portfolio Manager	Since November 2015
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments
Account Type	Initial	Subsequent
Regular Accounts	$2,000	$250
IRA Accounts	$1,000	$250
For automatic investment plans, the minimum initial investment requirements are waived if you establish a $100 monthly investment plan. For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.
The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.
Class A and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 29

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Class Y Shares. Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation. For additional information, call 800-368-2746.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

30 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

FUND SUMMARY

CALVERT GLOBAL ENERGY SOLUTIONS FUND
Class (Ticker):	A (CGAEX)	C (CGACX)	Y (CGAYX)
INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital through investment in equity securities of companies active in the sustainable energy solutions sector.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 85 and “Reduced Sales Charges” on page 87 of this Prospectus, and under “Method of Distribution” on page 45 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Y
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees[3]	1.07%	1.07%	1.07%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.66%	0.66%	0.54%
Total annual fund operating expenses	1.98%	2.73%	1.61%
Less fee waiver and/or expense reimbursement[4]	(0.13%)	(0.13%)	(0.01%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.85%	2.60%	1.60%
1 Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid by the Fund’s distributor are subject to a one-year contingent deferred sales charge of 0.80%.
2 The contingent deferred sales charge decreases over time.
3 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
4 The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2017. Direct net operating expenses will not exceed 1.85% for Class A, 2.60% for Class C, and 1.60% for Class Y. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$654	$1,055	$1,480	$2,662
Class C
Expenses assuming redemption	$363	$835	$1,433	$3,051
Expenses assuming no redemption	$263	$835	$1,433	$3,051
Class Y	$163	$507	$875	$1,910
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 99% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities of U.S. and non-U.S. companies whose main business is sustainable energy solutions or that are significantly involved in the sustainable energy solutions sector. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund concentrates (invests more than 25% of its total assets) in the sustainable energy solutions industry.
Sustainable energy solutions includes renewable energy (solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 31

or technologies that conserve or enable more efficient use of energy.
A company whose main business is sustainable energy solutions or that is significantly involved in the sustainable energy solutions sector will (1) derive at least 50% of its revenues or earnings from sustainable energy solutions activities; (2) devote at least 50% of its assets to such activities; or (3) be included in one of the following alternative energy indices: Ardour Global Alternative Energy Index (Composite); S&P Global Alternative Energy Index; WilderHill New Energy Global Innovation Index; and WilderHill Clean Energy Index. For more information on these indices, see “Description of Alternative Energy Indices” in this Prospectus.
The Fund invests primarily in common stocks. The Fund invests in securities of all market capitalizations, but it may contain more small- and mid-cap stocks than large-cap stocks because many sustainable energy solutions companies are in the early stages of development.
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
The Fund may invest in several countries in different geographic regions of the world (at least three different countries), and the Subadvisor’s stock selection process does not utilize a predetermined geographic allocation. The Fund primarily invests in developed countries but may purchase securities in emerging markets. The Fund will invest at least 40% of its assets in foreign securities or, if the Adviser determines conditions are not favorable, invest at least 30% of its assets in foreign securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated.
The Fund may enter into foreign currency derivatives (including forward currency contracts and currency futures contracts) to hedge foreign currency exposure.
The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).
The Subadvisor uses a fundamental process to create a high conviction portfolio of equity securities. To develop the investible universe, the Subadvisor employs long-term strategic allocations for each sub-activity within the sustainable energy solutions sector. Fundamental and qualitative models evaluate stocks from the bottom up, focused on fundamental analysis of stocks of individual companies across all geographic regions. Top-down views on industries, sectors or regions act as risk controls in portfolio construction.
Responsible Investing. The Fund has sustainable and socially responsible investment criteria that (i) focus on environmental, social, and governance (“ESG”) factors that promote and encourage sustainable solutions and (ii) reflect specific types of companies in which the Fund seeks to invest and and seeks to avoid investing. Through the application of these criteria, Calvert seeks to invest in ways that are consistent with its philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future.
Investments are selected for financial soundness and evaluated according to the Fund’s sustainable and socially responsible investment criteria. Investments must be consistent with the Fund’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single stock may have greater impact on the Fund than on a diversified fund.
Energy Sector and Energy Price Risks. Stocks that comprise the energy sector may fall in value. Prices of energy (including traditional sources of energy such as oil, gas, or electricity) or alternative energy may fall.
Sustainable Energy Solutions Industry Risk. The sustainable energy solutions industry can be significantly affected by obsolescence of existing technology, short product lifecycles, falling prices and profits, competition from new market entrants and general economic conditions. The industry can also be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations and policies. Companies in this industry could be adversely affected by commodity price volatility, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations. Changes in U.S., European and other governments’ policies towards sustainable energy solutions also may adversely affect Fund performance.
Concentration Risk. A downturn in the sustainable energy solutions industry would impact the Fund more than a fund that does not concentrate in this industry. By focusing on a specific sector or industry, the Fund may be more volatile than a typical mutual fund.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on

32 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Foreign Currency Hedge and Derivatives Risk. Transactions in foreign currency and foreign currency derivatives in connection with the purchase and sale of investments in foreign markets may result in foreign currency exposure and the potential for losses due to fluctuations in currency exchange rates without regard to the quality or performance of the investment itself. The use of foreign currency and foreign currency derivatives may also prevent the Fund from realizing profits on favorable movements in exchange rates. In addition, the value of a foreign currency derivative may not correlate to the value of the underlying foreign currency to the extent expected. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Fund’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.
Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
Market Capitalization Risks. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.
Responsible Investing Risk. Investing primarily in securities that meet certain sustainable and socially responsible investment criteria carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize such criteria when selecting investments. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Performance results for Class C shares prior to July 31, 2007 (the Class C shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class C share performance would have been lower than Class A share performance because Class C has higher class-specific expenses than Class A. Performance results for Class Y shares prior to July 29, 2011 (the Class Y shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y has lower class-specific expenses than Class A.
The return for each of the Fund’s other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 33

Calendar Year Total Returns for Class A at NAV

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/09	28.24%
Worst Quarter (of periods shown)	12/31/08	-33.93%
The average total return table shows the Fund’s returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Average Annual Total Returns (as of 12/31/15) (with maximum sales charge deducted, if any)	1 Year	5 Years	Since Inception (5/31/07)
Class A:
Return before taxes	-7.68%	-4.67%	-9.58%
Return after taxes on distributions	-7.76%	-4.72%	-9.61%
Return after taxes on distributions and sale of Fund shares	-4.35%	-3.40%	-6.52%
Class C	-5.07%	-4.69%	-9.91%
Class Y	-3.01%	-3.50%	-8.93%
Ardour Global Alternative Energy Index (Composite) (reflects no deduction for fees, expenses or taxes)	2.51%	-2.33%	-7.77%
Lipper Global Natural Resources Funds Avg. (reflects no deduction for taxes)	-22.97%	-8.71%	-5.81%

PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. Kleinwort Benson Investors International, Ltd. (“KBI” or “Subadvisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Treasa Ni Chonghaile	Portfolio Manager, Energy Solutions, KBI	Since May 2007
Colm O’Connor	Portfolio Manager, Energy Solutions, KBI	Since January 2009
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments
Account Type	Initial	Subsequent
Regular Accounts	$2,000	$250
IRA Accounts	$1,000	$250
For automatic investment plans, the minimum initial investment requirements are waived if you establish a $100 monthly investment plan. For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.
The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.
Class A and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Class Y Shares. Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. Class Y purchases must be made by bankwire or via the National

34 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

Securities Clearing Corporation. For additional information, call 800-368-2746.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 35

FUND SUMMARY

CALVERT GLOBAL WATER FUND
Class (Ticker):	A (CFWAX)	C (CFWCX)	Y (CFWYX)
INVESTMENT OBJECTIVE
The Fund seeks growth of capital through investment in equity securities of companies active in the water-related resource sector.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 85 and “Reduced Sales Charges” on page 87 of this Prospectus, and under “Method of Distribution” on page 45 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Y
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees[3]	0.99%	0.99%	0.99%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.35%	0.31%	0.27%
Total annual fund operating expenses	1.59%	2.30%	1.26%
1 Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid by the Fund’s distributor are subject to a one-year contingent deferred sales charge of 0.80%.
2 The contingent deferred sales charge decreases over time.
3 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$629	$953	$1,299	$2,274
Class C
Expenses assuming redemption	$333	$718	$1,230	$2,636
Expenses assuming no redemption	$233	$718	$1,230	$2,636
Class Y	$128	$400	$692	$1,523
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 110% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund normally invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies whose main business is in the water sector or that are significantly involved in water-related services or technologies. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.
The Fund concentrates (invests more than 25% of its total assets) in the water-related resource sector, which includes water utilities, companies that provide water and wastewater services, such as water treatment, distribution, and infrastructure, and companies that manufacture water-related equipment, such as filtration, metering and environmental controls. These companies may also provide services, technologies or products that involve water-related construction and engineering or that promote water conservation and the efficient use of water. The Fund seeks to invest in companies directly involved in the management of water-related resources and not in packagers or resellers of bottled water.
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
A company whose main business is in the water-related resource sector or that is significantly involved in the water-related

36 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

resource sector will: (1) derive at least 50% of its revenues or earnings from water-related resource sector activities; (2) devote at least 50% of its assets to such activities; or (3) be included in one of the following water indices: S&P Global Water Index, ISE Water Index and S-Network Global Water Index. For more information on these indices, see “Description of Water Indices” in this Prospectus.
The Fund invests primarily in common stocks. The Fund invests in securities of all market capitalizations, but it may contain more small- and mid-cap stocks than large-cap stocks because many water-related resource companies are in the early stages of development.
The Fund may invest in several countries in different geographic regions of the world (at least three different countries), and the Subadvisor’s stock selection process does not utilize a predetermined geographic allocation. The Fund primarily invests in developed countries but may purchase securities in any geographic region (including in emerging markets) if the Subadvisor deems the company attractive. The Fund will invest at least 40% of its assets in foreign securities or, if the Advisor determines conditions are not favorable, invest at least 30% of its assets in foreign securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated.
The Fund may enter into foreign currency derivatives (including forward currency contracts and currency futures contracts) to hedge foreign currency exposure.
The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).
The Subadvisor combines quantitative (initial screening and evaluation) and fundamental processes. The fundamental process focuses on company strength, growth, and cash flow measures, taking into account sustainable and socially responsible investing initiatives and policies. Top-down views on industries, sectors or regions act as risk controls in portfolio construction.
Responsible Investing. The Fund has sustainable and socially responsible investment criteria that reflect threshold responsibility standards that Calvert uses to determine whether a security qualifies as an investment for the Fund. The Fund seeks to invest in companies that produce or market safe water-related products, services and technologies that enhance (i) access to water, (ii) affordability of water, (iii) public health, or (iv) quality of life. Consistent with its view that equitable access to water is a fundamental human right, Calvert also considers issues related to specific human rights and Indigenous People’s Rights when evaluating corporate performance and commitments in the water sector.
Investments are selected for financial soundness and evaluated according to these sustainability and corporate responsibility criteria, the application of which is in the economic interest of the Fund and its shareholders.

Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single stock may have greater impact on the Fund than on a diversified fund.
Water Sector Risk. Stocks that comprise the water-related resource sector may fall in value.
Water Industry Risks. The water industry can be significantly affected by economic trends or other conditions or developments, such as the availability of water, the level of rainfall and occurrence of other climatic events, changes in water consumption, new technologies relating to the supply of water, and water conservation. The industry can also be significantly affected by environmental considerations, taxation, government regulation (including the increased cost of compliance), inflation, increases in interest rates, price and supply fluctuations, increases in the cost of raw materials and other operating costs, technological advances, and competition from new market entrants.
Concentration Risk. A downturn in the water-related resources sector would impact the Fund more than a fund that does not concentrate in this industry. By focusing on a specific sector or industry, the Fund may be more volatile than a typical mutual fund.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 37

dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Foreign Currency Hedge and Derivatives Risk. Transactions in foreign currency and foreign currency derivatives in connection with the purchase and sale of investments in foreign markets may result in foreign currency exposure and the potential for losses due to fluctuations in currency exchange rates without regard to the quality or performance of the investment itself. The use of foreign currency and foreign currency derivatives may also prevent the Fund from realizing profits on favorable movements in exchange rates. In addition, the value of a foreign currency derivative may not correlate to the value of the underlying foreign currency to the extent expected. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Fund’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.
Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
Market Capitalization Risks. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.
Responsible Investing Risk. Investing primarily in securities that meet certain sustainable and socially responsible investment criteria carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize such criteria when selecting investments. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
The return for each of the Fund’s other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.
Calendar Year Total Returns for Class A at NAV

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/09	25.55%
Worst Quarter (of periods shown)	9/30/11	-15.39%
The average total return table shows the Fund’s returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown.

38 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Average Annual Total Returns (as of 12/31/15) (with maximum sales charge deducted, if any)	1 Year	5 Years	Since Inception (9/30/08)
Class A:
Return before taxes	-16.87%	3.34%	4.55%
Return after taxes on distributions	-16.88%	1.53%	3.16%
Return after taxes on distributions and sale of Fund shares	-9.55%	2.11%	3.24%
Class C	-14.21%	3.47%	4.32%
Class Y	-12.46%	4.67%	5.50%
S-Network Global Water Index (reflects no deduction for fees, expenses or taxes)	-0.65%	7.08%	7.48%
Lipper Global Natural Resources Funds Avg. (reflects no deduction for taxes)	-22.97%	-8.71%	-4.39%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. Kleinwort Benson Investors International Ltd (“KBI” or “Subadvisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Catherine Ryan	Portfolio Manager, Environmental Strategies, KBI	Since October 2009
Matthew Sheldon, CFA	Portfolio Manager, Environmental Strategies, KBI	Since April 2011
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments
Account Type	Initial	Subsequent
Regular Accounts	$2,000	$250
IRA Accounts	$1,000	$250
For automatic investment plans, the minimum initial investment requirements are waived if you establish a $100 monthly investment plan. For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.

The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.
Class A and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Class Y Shares. Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation. For additional information, call 800-368-2746.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 39

FUND SUMMARY

CALVERT EMERGING MARKETS EQUITY FUND
Class (Ticker):	A (CVMAX)	C (CVMCX)	Y (CVMYX)
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation by investing primarily in equity securities of companies located in emerging market countries.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 85 and “Reduced Sales Charges” on page 87 of this Prospectus, and under “Method of Distribution” on page 41 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Y
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees[3]	1.07%	1.07%	1.07%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.63%	2.70%	0.77%
Acquired fund fees and expenses	0.06%	0.06%	0.06%
Total annual fund operating expenses	2.01%	4.83%	1.90%
Less fee waiver and/or expense reimbursement[4]	(0.33%)	(2.40%)	(0.47%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.68%	2.43%	1.43%
1 Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid by the Fund’s distributor are subject to a one-year contingent deferred sales charge of 0.80%.
2 The contingent deferred sales charge decreases over time.
3 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
4 The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2017. Direct net operating expenses will not exceed 1.62% for Class A, 2.37% for Class C and 1.37% for Class Y. Only the Board of Directors of the Fund may

terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$638	$1,045	$1,477	$2,676
Class C
Expenses assuming redemption	$346	$1,239	$2,235	$4,739
Expenses assuming no redemption	$246	$1,239	$2,235	$4,739
Class Y	$146	$551	$983	$2,184
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund normally invests at least 80% of its assets, including borrowings for investment purposes, in equity securities of companies located in emerging market countries. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.
Equity securities held by the Fund will primarily include common stock, preferred stock, depositary receipts, options on securities, and equity-equivalent securities, such as participatory notes (“P-notes”). Derivatives, such as futures, options on

40 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

futures, and swaps, may also be held by the Fund incidental to its main investment strategy.
The Subadvisor considers emerging market countries to be those included in the Fund’s benchmark index, the MSCI Emerging Markets Index; countries determined by the World Bank to have a low to middle income economy; and other countries or markets with similar emerging market characteristics as determined by the Subadvisor. A company is considered to be located in an emerging market country if it has a class of securities whose principal securities market is in an emerging market country; is organized under the laws of, or has a principal office in, an emerging market country; derives 50% or more of its total revenues or earnings from goods produced, sales made, or services provided in one or more emerging market countries; or maintains 50% or more of its assets in one or more emerging market countries.
The Fund may invest in companies of any market capitalization size but seeks to have market capitalization size characteristics similar to that of the MSCI Emerging Markets Index. As of December 31, 2015, the market capitalization of the MSCI Emerging Markets Index companies ranged from $18 million to $231.2 billion with a weighted average level of $45.2 billion. The Fund is expected to invest its assets among companies located in emerging markets throughout the world. The Fund may also invest in securities denominated in foreign currencies and may acquire foreign currency or enter into foreign currency derivatives (including forward currency contracts and currency futures contracts) to hedge foreign currency exposure.
The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
The Subadvisor seeks to identify companies located in emerging market countries that are trading at a discount to what the Subadvisor believes to be their intrinsic value but have the potential to increase their book value. To this end, the Subadvisor combines a top-down approach to country analysis with a bottom-up approach to fundamental company research. The country analysis includes an assessment of the risks and opportunities for each emerging market country through in-depth quantitative and qualitative analysis. In addition, the country research process produces a ranking of emerging markets countries based on expected returns with greater active weights allocated to higher-ranking countries. The fundamental company research also utilizes a number of qualitative and quantitative methods. Portfolio construction is determined by the Subadvisor based on its level of conviction in the country and company with input from proprietary risk models.
The Fund may sell a security when it no longer appears attractive to the Subadvisor or does not meet the Fund’s sustainability and corporate responsibility criteria.
Responsible Investing. The Fund has sustainable and socially responsible investment criteria that reflect threshold responsibility standards that Calvert uses to determine whether a security qualifies as an investment for the Fund. The Fund seeks to invest in emerging market companies whose products, services or industrial and/or business practices contribute towards addressing one or more global sustainability challenges in local or international markets, including (i) development, poverty and health, (ii) environment and climate change, and (iii) rights and governance.
Investments are selected for financial soundness and evaluated according to these sustainability and corporate responsibility criteria, the application of which is in the economic interest of the Fund and its shareholders.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single stock may have greater impact on the Fund than on a diversified fund.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Market Capitalization Risks. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Preferred Stock Risk. The market value of preferred stock generally decreases when interest rates rise and is affected by the issuer’s ability to make payments on the preferred stock.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 41

ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
P-Note Risk. To the extent the Fund invests in P-notes, it is subject to certain risks in addition to the risks normally associated with a direct investment in the underlying foreign securities the P-note seeks to replicate. As the purchaser of a P-note, the Fund is relying on the creditworthiness of the counterparty issuing the P-note and does not have the same rights under a P-note as it would as a shareholder of the underlying issuer. Therefore, if a counterparty becomes insolvent, the Fund could lose the total value of its investment in the P-note. In addition, there is no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Foreign Currency Hedge and Derivatives Risk. Transactions in foreign currency and foreign currency derivatives in connection with the purchase and sale of investments in foreign markets may result in foreign currency exposure and the potential for losses due to fluctuations in currency exchange rates without regard to the quality or performance of the investment itself. The use of foreign currency and foreign currency derivatives may also prevent the Fund from realizing profits on favorable movements in exchange rates. In addition, the value of a foreign currency derivative may not correlate to the value of the underlying foreign currency to the extent expected. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Fund’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.
Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
Value Stock Risk. Value stocks may perform differently from the stock market as a whole.  The price of a value stock may take an unexpectedly long time to reflect the portfolio manager’s calculation of a stock’s intrinsic value or may not appreciate as anticipated. The value-oriented investing approach may fall out of favor with investors from time to time, and during those periods the Fund may underperform other funds using different investment approaches.
Derivatives Risk. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Fund’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.
Responsible Investing Risk. Investing primarily in securities that meet certain sustainable and socially responsible investment criteria carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize such criteria when selecting investments. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
The return for each of the Fund’s other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.

42 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

Calendar Year Total Returns for Class A at NAV

	Quarter Ended	Total Return
Best Quarter (of periods shown)	9/30/13	8.90%
Worst Quarter (of periods shown)	9/30/15	-15.90%
The average total return table shows the Fund’s returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Average Annual Total Returns (as of 12/31/15) (with maximum sales charge deducted, if any)	1 Year	Since Inception (10/29/12)
Class A:
Return before taxes	-12.15%	0.28%
Return after taxes on distributions	-12.48%	-1.08%
Return after taxes on distributions and sale of Fund shares	-6.88%	-0.31%
Class C	-9.47%	0.89%
Class Y	-7.56%	2.12%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	-14.60%	-4.13%
Lipper Emerging Markets Funds Avg. (reflects no deduction for taxes)	-14.08%	*
* The Fund is unable to show performance of the Lipper average since the Portfolio’s inception date. For comparison purposes to Lipper, performance for the Fund since 10/31/12 is 0.28% and the performance for the Lipper Emerging Markets Funds Average is -3.89%.

PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. Hermes Investment Management Limited (“Hermes” or the “Subadvisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Gary Greenberg, CFA	Lead Portfolio Manager, Hermes Emerging Markets, Hermes	Since October 2012
Elena Tedesco, CFA	Co-Portfolio Manager, Hermes Emerging Markets, Hermes	Since October 2012
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments
Account Type	Initial	Subsequent
Regular Accounts	$2,000	$250
IRA Accounts	$1,000	$250
For automatic investment plans, the minimum initial investment requirements are waived if you establish a $100 monthly investment plan. For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.
The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.
Class A and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Class Y Shares. Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. Class Y purchases must be made by bankwire or via the National

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 43

Securities Clearing Corporation. For additional information, call 800-368-2746.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

44 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

FUND SUMMARY

CALVERT CONSERVATIVE ALLOCATION FUND
Class (Ticker):	A (CCLAX)	C (CALCX)
INVESTMENT OBJECTIVE
The Fund seeks current income and capital appreciation, consistent with the preservation of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 85 and “Reduced Sales Charges” on page 87 of this Prospectus, and under “Method of Distribution” on page 37 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None[1]	1.00%[2]

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C
Management fees:[3]
Advisory fee	None	None
Administrative fee	0.12%	0.12%
Distribution and service (12b-1) fees	0.25%	1.00%
Other expenses	0.29%	0.29%
Acquired fund fees and expenses	0.61%	0.61%
Total annual fund operating expenses	1.27%	2.02%
Less fee waiver and/or expense reimbursement[3]	(0.22%)	(0.22%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.05%	1.80%
1 Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid by the Fund’s distributor are subject to a one-year contingent deferred sales charge of 0.80%.
2 The contingent deferred sales charge decreases over time.
3 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
4 The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2017. This expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Direct ordinary operating expenses will not exceed 0.44% for Class A and 1.19% for Class C. Only the Board of Trustees of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same;

•	any Calvert expense limitation is in effect for the period indicated in the fee table above; and

•	the estimated gross expenses of the underlying Calvert funds (or net expenses if subject to an expense limit for at least a year) are incorporated.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$577	$838	$1,119	$1,918
Class C
Expenses assuming redemption	$283	$566	$975	$2,116
Expenses assuming no redemption	$183	$566	$975	$2,116
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). These transaction costs are also incurred by the underlying Calvert funds. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” that seeks to achieve its investment objective by investing primarily in a portfolio of underlying Calvert fixed-income and equity funds that meets the Fund’s investment criteria, including financial, sustainability and social responsibility factors. The Fund may also invest in cash and short-term money market instruments.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 45

The Fund invests in underlying Calvert funds in accordance with a stable target asset allocation determined by the Advisor.
The Fund’s asset allocation strategy incorporates historical risk and return characteristics of various asset classes and correlations between asset classes to establish allocations intended to provide an optimal level of return for a given level of risk. Historical returns-based analysis and actual holdings data of the target underlying Calvert funds are then integrated to blend the styles of the underlying Calvert funds with the asset allocation policy.
The Fund intends to invest in shares of underlying Calvert funds and may also invest in cash and short-term money market instruments. The Fund typically invests as follows:

45% to 75% of Fund’s net assets
In funds that invest primarily in fixed-income
securities (Calvert Bond Portfolio, Calvert Green Bond Fund, Calvert Income Fund, Calvert Short Duration Income Fund, Calvert Long-Term Income Fund, Calvert Ultra-Short Income Fund, Calvert High Yield Bond Fund and Calvert Unconstrained Bond Fund)

15% to 45% of Fund’s net assets
In funds that invest primarily in equity securities (Calvert Equity Portfolio, Calvert U.S. Large Cap Core Responsible Index Fund*, Calvert U.S. Large Cap Growth Responsible Index Fund, Calvert U.S. Large Cap Value Responsible Index Fund, Calvert Developing Markets Ex-U.S. Responsible Index Fund, Calvert U.S. Mid Cap Core Responsible Index Fund, Calvert Large Cap Core Portfolio, Calvert Capital Accumulation Fund, Calvert International Equity Fund, Calvert International Opportunities Fund, Calvert Emerging Markets Equity Fund, Calvert Global Energy Solutions Fund, Calvert Global Water Fund, Calvert Small Cap Fund, Calvert Global Value Fund and Calvert Global Equity Income Fund)

0% to 20% of Fund’s net assets	In cash and short-term money market instruments.
* Formerly Calvert Social Index Fund
Incidental to its main investment strategy, the Fund may also invest in (1) derivative instruments, including, but not limited to, index futures, options and swaps; and (2) exchange-traded funds. The Fund will use these instruments to facilitate the periodic rebalancing of the Fund’s portfolio to maintain its target asset allocation, to make tactical asset allocations and to assist in managing cash.
For information on the investment objectives, strategies and risks of the underlying Calvert funds, see the respective Fund Summaries of the underlying equity funds in this Prospectus (except Calvert U.S. Large Cap Core Responsible Index Fund, Calvert U.S. Large Cap Growth Responsible Index Fund, Calvert U.S. Large Cap Value Responsible Index Fund, Calvert Developed Markets Ex-U.S. Responsible Index Fund, Calvert U.S. Mid Cap Core Responsible Index Fund, Calvert Global Value Fund and Calvert Global Equity Income Fund) , and see “Description of Underlying

Funds” in this Prospectus, which describes the underlying fixed-income funds and the underlying equity funds noted above.
The Advisor may select new or different underlying Calvert funds other than those listed above without prior approval of or prior notice to shareholders.
The above asset allocation percentages are allocation targets. The Advisor has discretion to reallocate the Fund’s assets among underlying Calvert funds. The Advisor monitors the Fund’s allocation and may rebalance or reallocate the Fund’s assets (1) based on its view of economic and market factors and events or (2) to adjust for shifts in the style biases of the underlying funds. The Advisor also evaluates any necessary rebalancing to reflect different target asset class allocations based on changed economic and market conditions.
Responsible Investing
Each underlying fund (other than Calvert Capital Accumulation Fund, Calvert International Opportunities Fund, Calvert Emerging Markets Equity Fund, Calvert Global Energy Solutions Fund, Calvert Global Water Fund and Calvert Small Cap Fund). In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor's proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance. Calvert Green Bond Fund also seeks to invest primarily in issuers focused on providing solutions to climate change and other environmental challenges and has “green” investment criteria to identify securities focused on environmental sustainability challenges.
Calvert Capital Accumulation Fund, Calvert International Opportunities Fund and Calvert Small Cap Fund. Each of these underlying funds seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Each of these underlying funds has sustainable and socially responsible investment criteria that reflect specific types of companies in which the fund seeks to invest and seeks to avoid investing.
Calvert Global Energy Solutions Fund seeks to invest in ways consistent with Calvert’s philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future. The Fund has sustainable and socially responsible investment criteria that (i) focus on environmental, social, and governance (“ESG”) factors that promote and encourage sustainable solutions and (ii) reflect specific types of companies in which the Fund seeks to invest and and seeks to avoid investing.
Calvert Global Water Fund seeks to invest in a wide range of water-related companies and other enterprises that demonstrate varying degrees of commitment and progress toward addressing key corporate responsibility and sustainability challenges. The Fund has sustainable and socially responsible investment

46 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

criteria that reflect threshold responsibility standards used in determining whether a security qualifies as an investment for the fund, and specific types of companies in which the fund seeks to invest.
Calvert Emerging Markets Equity Fund seeks to invest in emerging market companies whose products, services or industrial and/or business practices contribute towards addressing one or more global sustainability challenges in local or international markets, including (i) development, poverty and health, (ii) environment and climate change, and (iii) rights and governance. The Fund has sustainable and socially responsible investment criteria that reflect threshold responsibility standards used in determining whether a security qualifies as an investment for the fund, and specific types of companies in which the fund seeks to invest.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Asset Allocation Risk. The Advisor’s selection of underlying funds and the allocation of Fund assets to those funds may cause the Fund to underperform. The Fund’s greater allocation to fixed-income funds makes it more susceptible to risks associated with fixed-income investments than equity investments.
Management Risk. Individual investments of an underlying fund may not perform as expected, and the underlying fund’s portfolio management practices may not achieve the desired result.
High-Quality Money Market Instrument Risk. High-quality money market instruments generally are highly-rated short-term obligations and similar securities. They typically have a low risk of loss, but they are not risk-free. The risk of default on interest or principal payments from the U.S. government, a major bank, or a major corporation issuing highly rated commercial paper is remote.
Derivatives Risk. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Fund’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.
Exchange-Traded Fund (“ETF”) Risk. An ETF seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. The risks of investment in ETFs typically reflect the risk of the types of securities in which the ETFs invest. In addition, when the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.
Responsible Investing Risk. Investing primarily in responsible investments or securities that meet certain sustainable and socially responsible investment criteria carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize these strategies. The application of responsible investment principles or responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause an underlying Fund to temporarily hold securities that do not comply with that Fund’s responsible investment principles or responsible investment criteria, as applicable. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of each underlying Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Equity Investments. The Fund shares the principal risks of equity securities held by the underlying funds, including the key risks below.
Stock Market Risk. The market prices of stocks held by the underlying funds may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
Fixed-Income Investments. The Fund shares the principal risks of fixed-income securities held by the underlying funds, including the key risks below.
Bond Market Risk. The market prices of bonds held by the underlying funds may fall.
Interest Rate Risk. A change in interest rates may adversely affect the value of the securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Credit Risk. The credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 47

Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time with that of its securities market benchmark, its former securities market benchmark, a composite benchmark and a performance average of similar mutual funds. The Fund changed its securities market benchmark from the Barclays U.S. Credit Index to the Barclays U.S. Aggregate Bond Index because the Adviser believes that the Barclays U.S. Aggregate Bond Index is a better reflection of the Fund’s underlying portfolio construction. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
The return for the Fund’s other Class of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.
Calendar Year Total Returns for Class A at NAV

	Quarter Ended	Total Return
Best Quarter (of periods shown)	9/30/09	9.08%
Worst Quarter (of periods shown)	12/31/08	-9.39%
The average total return table shows the Fund’s returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for the other Class will vary.

Average Annual Total Returns (as of 12/31/15) (with maximum sales charge deducted, if any)	1 Year	5 Years	10 Years
Class A:
Return before taxes	-4.56%	5.03%	4.38%
Return after taxes on distributions	-6.13%	3.62%	3.08%
Return after taxes on distributions and sale of Fund shares	-1.89%	3.64%	3.10%
Class C	-1.79%	4.98%	3.66%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	4.51%
Conservative Allocation Composite Benchmark* (reflects no deduction for fees, expenses or taxes)	-0.14%	5.93%	5.71%
Lipper Mixed-Asset Target Allocation Conservative Funds Avg. (reflects no deduction for taxes)	-1.82%	4.11%	4.01%
* The Fund also shows the Conservative Allocation Composite Benchmark because it is more consistent with the Fund’s portfolio construction process and represents a more accurate reflection of the Fund’s anticipated risk and return patterns. The Conservative Allocation Composite Benchmark is an internally constructed benchmark comprised of a blend of 22% Russell 3000 Index, 7% MSCI EAFE Investable Market Index, 1% MSCI Emerging Markets Index, 60% Barclays U.S. Aggregate Index, and 10% Barclays U.S. 3 Month Treasury Bellwether. Prior to 3/3/15 the blend was comprised of: 22% Russell 3000 Index, 8% MSCI EAFE Investable Market Index, 60% Barclays U.S. Credit Index, and 10% Barclays U.S. 3 Month Treasury Bellwether. Prior to 11/1/2015 the fixed income component was the Barclays U.S. Credit Index.
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Management of the Fund’s portfolio is the responsibility of the Calvert Asset Allocation Committee.

Portfolio Manager Name	Title	Length of Time Managing Fund
Joshua Linder, CFA	Portfolio Manager	Since January 2014
John P. Nichols, CFA	Vice President – Equities	Since November 2015
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since November 2015
Brian S. Ellis, CFA	Portfolio Manager	Since January 2016

48 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments
Account Type	Initial	Subsequent
Regular Accounts	$2,000	$250
IRA Accounts	$1,000	$250
For automatic investment plans, the minimum initial investment requirements are waived if you establish a $100 monthly investment plan. For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.
The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.
To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 49

FUND SUMMARY

CALVERT MODERATE ALLOCATION FUND
Class (Ticker):	A (CMAAX)	C (CMACX)
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation and growth of income, with current income a secondary objective, consistent with the preservation of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 85 and “Reduced Sales Charges” on page 87 of this Prospectus, and under “Method of Distribution” on page 37 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None[1]	1.00%[2]

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C
Management fees:[3]
Advisory fee	None	None
Administrative fee	0.12%	0.12%
Distribution and service (12b-1) fees	0.25%	1.00%
Other expenses	0.27%	0.27%
Acquired fund fees and expenses	0.74%	0.74%
Total annual fund operating expenses	1.38%	2.13%
Less fee waiver and/or expense reimbursement[3]	(0.20)%	(0.20)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.18%	1.93%
1 Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid by the Fund’s distributor are subject to a one-year contingent deferred sales charge of 0.80%.
2 The contingent deferred sales charge decreases over time.
3 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
4 The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2017. This expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Direct ordinary operating expenses will not exceed 0.44% for Class A and 1.19% for Class C. Only the Board of Trustees of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same;

•	any Calvert expense limitation is in effect for the period indicated in the fee table above; and

•	the estimated gross expenses of the underlying Calvert funds (or net expenses if subject to an expense limit for at least a year) are incorporated.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$590	$872	$1,176	$2,037
Class C
Expenses assuming redemption	$296	$648	$1,126	$2,446
Expenses assuming no redemption	$196	$648	$1,126	$2,446
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). These transaction costs are also incurred by the underlying Calvert funds. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” that seeks to achieve its investment objective by investing primarily in a portfolio of underlying Calvert fixed-income and equity funds that meets the Fund’s investment criteria, including financial, sustainability and social responsibility factors. The Fund may also invest in cash and short-term money market instruments.

50 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

The Fund invests in underlying Calvert funds in accordance with a stable target asset allocation determined by the Advisor.
The Fund’s asset allocation strategy incorporates historical risk and return characteristics of various asset classes and correlations between asset classes to establish allocations intended to provide an optimal level of return for a given level of risk. Historical returns-based analysis and actual holdings data of the target underlying Calvert funds are then integrated to blend the styles of the underlying Calvert funds with the asset allocation policy.
The Fund intends to invest in shares of underlying Calvert funds and may also invest in cash and short-term money market instruments. The Fund typically invests as follows:

50% to 80% of Fund’s net assets
In funds that invest primarily in equity securities (Calvert Equity Portfolio, Calvert U.S. Large Cap Core Responsible Index Fund*, Calvert U.S. Large Cap Growth Responsible Index Fund, Calvert U.S. Large Cap Value Responsible Index Fund, Calvert Developing Markets Ex-U.S. Responsible Index Fund, Calvert U.S. Mid Cap Core Responsible Index Fund, Calvert Large Cap Core Portfolio, Calvert Capital Accumulation Fund, Calvert International Equity Fund, Calvert International Opportunities Fund, Calvert Emerging Markets Equity Fund, Calvert Global Energy Solutions Fund, Calvert Global Water Fund, Calvert Small Cap Fund, Calvert Global Value Fund and Calvert Global Equity Income Fund)

20% to 50% of Fund’s net assets
In funds that invest primarily in fixed-income
securities (Calvert Bond Portfolio, Calvert Green Bond Fund, Calvert Income Fund, Calvert Short Duration Income Fund, Calvert Long-Term Income Fund, Calvert Ultra-Short Income Fund, Calvert High Yield Bond Fund and Calvert Unconstrained Bond Fund)

0% to 20% of Fund’s net assets	In cash and short-term money market instruments.
* Formerly Calvert Social Index Fund
Incidental to its main investment strategy, the Fund may also invest in (1) derivative instruments, including, but not limited to, index futures, options and swaps; and (2) exchange-traded funds. The Fund will use these instruments to facilitate the periodic rebalancing of the Fund’s portfolio to maintain its target asset allocation, to make tactical asset allocations and to assist in managing cash.
For information on the investment objectives, strategies and risks of the underlying Calvert funds, see the respective Fund Summaries of the underlying equity funds in this Prospectus (except Calvert U.S. Large Cap Core Responsible Index Fund, Calvert U.S. Large Cap Growth Responsible Index Fund, Calvert U.S. Large Cap Value Responsible Index Fund, Calvert Developed Markets Ex-U.S. Responsible Index Fund, Calvert U.S. Mid Cap Core Responsible Index Fund, Calvert Global Value Fund and Calvert Global Equity Income Fund) , and see “Description of Underlying

Funds” in this Prospectus, which describes the underlying fixed-income funds and the underlying equity funds noted above.
The Advisor may select new or different underlying Calvert funds other than those listed above without prior approval of or prior notice to shareholders.
The above asset allocation percentages are allocation targets. The Advisor has discretion to reallocate the Fund’s assets among underlying Calvert funds. The Advisor monitors the Fund’s allocation and may rebalance or reallocate the Fund’s assets (1) based on its view of economic and market factors and events or (2) to adjust for shifts in the style biases of the underlying funds. The Advisor also evaluates any necessary rebalancing to reflect different target asset class allocations based on changed economic and market conditions.
Responsible Investing
Each underlying fund (other than Calvert Capital Accumulation Fund, Calvert International Opportunities Fund, Calvert Emerging Markets Equity Fund, Calvert Global Energy Solutions Fund, Calvert Global Water Fund and Calvert Small Cap Fund). In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor's proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance. Calvert Green Bond Fund also seeks to invest primarily in issuers focused on providing solutions to climate change and other environmental challenges and has “green” investment criteria to identify securities focused on environmental sustainability challenges.
Calvert Capital Accumulation Fund, Calvert International Opportunities Fund and Calvert Small Cap Fund. Each of these underlying funds seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Each of these underlying funds has sustainable and socially responsible investment criteria that reflect specific types of companies in which the fund seeks to invest and seeks to avoid investing.
Calvert Global Energy Solutions Fund seeks to invest in ways consistent with Calvert’s philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future. The Fund has sustainable and socially responsible investment criteria that (i) focus on environmental, social, and governance (“ESG”) factors that promote and encourage sustainable solutions and (ii) reflect specific types of companies in which the Fund seeks to invest and and seeks to avoid investing.
Calvert Global Water Fund seeks to invest in a wide range of water-related companies and other enterprises that demonstrate varying degrees of commitment and progress toward addressing key corporate responsibility and sustainability challenges. The Fund has sustainable and socially responsible investment

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 51

criteria that reflect threshold responsibility standards used in determining whether a security qualifies as an investment for the fund, and specific types of companies in which the fund seeks to invest.
Calvert Emerging Markets Equity Fund seeks to invest in emerging market companies whose products, services or industrial and/or business practices contribute towards addressing one or more global sustainability challenges in local or international markets, including (i) development, poverty and health, (ii) environment and climate change, and (iii) rights and governance. The Fund has sustainable and socially responsible investment criteria that reflect threshold responsibility standards used in determining whether a security qualifies as an investment for the fund, and specific types of companies in which the fund seeks to invest.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Asset Allocation Risk. The Advisor’s selection of underlying funds and the allocation of Fund assets to those funds may cause the Fund to underperform. The Fund’s greater allocation to equity funds makes it more susceptible to risks associated with equity investments than fixed-income investments.
Management Risk. Individual investments of an underlying fund may not perform as expected, and the underlying fund’s portfolio management practices may not achieve the desired result.
High-Quality Money Market Instrument Risk. High-quality money market instruments generally are highly-rated short-term obligations and similar securities. They typically have a low risk of loss, but they are not risk-free. The risk of default on interest or principal payments from the U.S. government, a major bank, or a major corporation issuing highly rated commercial paper is remote.
Derivatives Risk. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Fund’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.
Exchange-Traded Fund (“ETF”) Risk. An ETF seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. The risks of investment in ETFs typically reflect the risk of the types of securities in which the ETFs invest. In addition, when the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.
Responsible Investing Risk. Investing primarily in responsible investments or securities that meet certain sustainable and socially responsible investment criteria carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize these strategies. The application of responsible investment principles or responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause an underlying Fund to temporarily hold securities that do not comply with that Fund’s responsible investment principles or responsible investment criteria, as applicable. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of each underlying Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Equity Investments. The Fund shares the principal risks of equity securities held by the underlying funds, including the key risks below.
Stock Market Risk. The market prices of stocks held by the underlying funds may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
Fixed-Income Investments. The Fund shares the principal risks of fixed-income securities held by the underlying funds, including the key risks below.
Bond Market Risk. The market prices of bonds held by the underlying funds may fall.
Interest Rate Risk. A change in interest rates may adversely affect the value of the securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Credit Risk. The credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

52 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time with that of a securities market benchmark, a composite benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
The return for the Fund’s other Class of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.
Calendar Year Total Returns for Class A at NAV

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/09	13.24%
Worst Quarter (of periods shown)	12/31/08	-16.48%
The average total return table shows the Fund’s returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for the other Class will vary.

Average Annual Total Returns (as of 12/31/15) (with maximum sales charge deducted, if any)	1 Year	5 Years	10 Years
Class A:
Return before taxes	-5.07%	6.07%	4.06%
Return after taxes on distributions	-7.75%	4.84%	3.14%
Return after taxes on distributions and sale of Fund shares	-1.00%	4.67%	3.09%
Class C	-2.09%	6.32%	3.76%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	0.48%	12.18%	7.35%
Moderate Allocation Composite Benchmark* (reflects no deduction for fees, expenses or taxes)	0.12%	8.13%	6.47%
Lipper Mixed-Asset Target Allocation Growth Funds Avg. (reflects no deduction for taxes)	-1.65%	6.80%	5.10%
* The Fund also shows the Moderate Allocation Composite Benchmark because it is more consistent with the Fund’s portfolio construction process and represents a more accurate reflection of the Fund’s anticipated risk and return patterns. The Moderate Allocation Composite Benchmark is an internally constructed benchmark comprised of a blend of 47% Russell 3000 Index, 15% MSCI EAFE Investable Market Index, 3% MSCI Emerging Markets Index, 30% Barclays U.S. Aggregate Index, and 5% Barclays U.S. 3 Month Treasury Bellwether. Prior to 3/3/15 the blend was comprised of: 47% Russell 3000 Index, 18% MSCI EAFE Investable Market Index, 30% Barclays U.S. Credit Index, and 5% Barclays U.S. 3 Month Treasury Bellwether. Prior to 11/1/2015 the fixed income component was the Barclays U.S. Credit Index.
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Management of the Fund’s portfolio is the responsibility of the Calvert Asset Allocation Committee.

Portfolio Manager Name	Title	Length of Time Managing Fund
Joshua Linder, CFA	Portfolio Manager	Since January 2014
John P. Nichols, CFA	Vice President – Equities	Since November 2015
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since November 2015
Brian S. Ellis, CFA	Portfolio Manager	Since January 2016
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 53

Minimum Investments
Account Type	Initial	Subsequent
Regular Accounts	$2,000	$250
IRA Accounts	$1,000	$250
For automatic investment plans, the minimum initial investment requirements are waived if you establish a $100 monthly investment plan. For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.
The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.
To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

54 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

FUND SUMMARY

CALVERT AGGRESSIVE ALLOCATION FUND
Class (Ticker):	A (CAAAX)	C (CAACX)
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 85 and “Reduced Sales Charges” on page 87 of this Prospectus, and under “Method of Distribution” on page 37 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None[1]	1.00%[2]

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C
Management fees:[3]
Advisory fee	None	None
Administrative fee	0.12%	0.12%
Distribution and service (12b-1) fees	0.25%	1.00%
Other expenses	0.37%	0.40%
Acquired fund fees and expenses	0.83%	0.83%
Total annual fund operating expenses	1.57%	2.35%
Less fee waiver and/or expense reimbursement[3]	(0.31%)	(0.34%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.26%	2.01%
1 Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid by the Fund’s distributor are subject to a one-year contingent deferred sales charge of 0.80%.
2 The contingent deferred sales charge decreases over time.
3 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
4 The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2017. This expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Direct ordinary operating expenses will not exceed 0.43% for Class A and 1.18% for Class C. Only the Board of Trustees of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same;

•	any Calvert expense limitation is in effect for the period indicated in the fee table above; and

•	the estimated gross expenses of the underlying Calvert funds (or net expenses if subject to an expense limit for at least a year) are incorporated.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$597	$918	$1,262	$2,229
Class C
Expenses assuming redemption	$304	$701	$1,225	$2,660
Expenses assuming no redemption	$204	$701	$1,225	$2,660
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). These transaction costs are also incurred by the underlying Calvert funds. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” that seeks to achieve its investment objective by investing primarily in a portfolio of underlying Calvert fixed-income and equity funds that meets the Fund’s investment criteria, including financial, sustainability and social responsibility factors. The Fund may also invest in cash and short-term money market instruments.
The Fund invests in underlying Calvert funds in accordance with a stable target asset allocation determined by the Advisor.
The Fund’s asset allocation strategy incorporates historical risk

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 55

and return characteristics of various asset classes and correlations between asset classes to establish allocations intended to provide an optimal level of return for a given level of risk. Historical returns-based analysis and actual holdings data of the target underlying Calvert funds are then integrated to blend the styles of the underlying Calvert funds with the asset allocation policy.
The Fund intends to invest in shares of underlying Calvert funds and may also invest in cash and short-term money market instruments. The Fund typically invests as follows:

70% to 100% of Fund’s net assets
In funds that invest primarily in equity securities (Calvert Equity Portfolio, Calvert U.S. Large Cap Core Responsible Index Fund*, Calvert U.S. Large Cap Growth Responsible Index Fund, Calvert U.S. Large Cap Value Responsible Index Fund, Calvert Developing Markets Ex-U.S. Responsible Index Fund, Calvert U.S. Mid Cap Core Responsible Index Fund, Calvert Large Cap Core Portfolio, Calvert Capital Accumulation Fund, Calvert International Equity Fund, Calvert International Opportunities Fund, Calvert Emerging Markets Equity Fund, Calvert Global Energy Solutions Fund, Calvert Global Water Fund, Calvert Small Cap Fund, Calvert Global Value Fund and Calvert Global Equity Income Fund)

0% to 30% of Fund’s net assets
In funds that invest primarily in fixed-income
securities (Calvert Bond Portfolio, Calvert Green Bond Fund, Calvert Income Fund, Calvert Short Duration Income Fund, Calvert Long-Term Income Fund, Calvert Ultra-Short Income Fund, Calvert High Yield Bond Fund and Calvert Unconstrained Bond Fund)

0% to 10% of Fund’s net assets	In cash and short-term money market instruments
* Formerly Calvert Social Index Fund
Incidental to its main investment strategy, the Fund may also invest in (1) derivative instruments, including, but not limited to, index futures, options and swaps; and (2) exchange-traded funds. The Fund will use these instruments to facilitate the periodic rebalancing of the Fund’s portfolio to maintain its target asset allocation, to make tactical asset allocations and to assist in managing cash.
For information on the investment objectives, strategies and risks of the underlying Calvert funds, see the respective Fund Summaries of the underlying equity funds in this Prospectus (except Calvert U.S. Large Cap Core Responsible Index Fund, Calvert U.S. Large Cap Growth Responsible Index Fund, Calvert U.S. Large Cap Value Responsible Index Fund, Calvert Developed Markets Ex-U.S. Responsible Index Fund, Calvert U.S. Mid Cap Core Responsible Index Fund, Calvert Global Value Fund and Calvert Global Equity Income Fund), and see “Description of Underlying Funds” in this Prospectus, which describes the underlying fixed-income funds and the underlying equity funds noted above.

The Advisor may select new or different underlying Calvert funds other than those listed above without prior approval of or prior notice to shareholders.
The above asset allocation percentages are allocation targets. The Advisor has discretion to reallocate the Fund’s assets among underlying Calvert funds. The Advisor monitors the Fund’s allocation and may rebalance or reallocate the Fund’s assets (1) based on its view of economic and market factors and events or (2) to adjust for shifts in the style biases of the underlying funds. The Advisor also evaluates any necessary rebalancing to reflect different target asset class allocations based on changed economic and market conditions.
Responsible Investing
Each underlying fund (other than Calvert Capital Accumulation Fund, Calvert International Opportunities Fund, Calvert Emerging Markets Equity Fund, Calvert Global Energy Solutions Fund, Calvert Global Water Fund and Calvert Small Cap Fund). In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor's proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance. Calvert Green Bond Fund also seeks to invest primarily in issuers focused on providing solutions to climate change and other environmental challenges and has “green” investment criteria to identify securities focused on environmental sustainability challenges.
Calvert Capital Accumulation Fund, Calvert International Opportunities Fund and Calvert Small Cap Fund. Each of these underlying funds seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Each of these underlying funds has sustainable and socially responsible investment criteria that reflect specific types of companies in which the fund seeks to invest and seeks to avoid investing.
Calvert Global Energy Solutions Fund seeks to invest in ways consistent with Calvert’s philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future. The Fund has sustainable and socially responsible investment criteria that (i) focus on environmental, social, and governance (“ESG”) factors that promote and encourage sustainable solutions and (ii) reflect specific types of companies in which the Fund seeks to invest and and seeks to avoid investing.
Calvert Global Water Fund seeks to invest in a wide range of water-related companies and other enterprises that demonstrate varying degrees of commitment and progress toward addressing key corporate responsibility and sustainability challenges. The Fund has sustainable and socially responsible investment criteria that reflect threshold responsibility standards used in determining whether a security qualifies as an investment for

56 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

the fund, and specific types of companies in which the fund seeks to invest.
Calvert Emerging Markets Equity Fund seeks to invest in emerging market companies whose products, services or industrial and/or business practices contribute towards addressing one or more global sustainability challenges in local or international markets, including (i) development, poverty and health, (ii) environment and climate change, and (iii) rights and governance. The Fund has sustainable and socially responsible investment criteria that reflect threshold responsibility standards used in determining whether a security qualifies as an investment for the fund, and specific types of companies in which the fund seeks to invest.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Asset Allocation Risk. The Advisor’s selection of underlying funds and the allocation of Fund assets to those funds may cause the Fund to underperform. The Fund’s greater allocation to equity funds makes it more susceptible to risks associated with equity investments than fixed-income investments.
Management Risk. Individual investments of an underlying fund may not perform as expected, and the underlying fund’s portfolio management practices may not achieve the desired result.
High-Quality Money Market Instrument Risk. High-quality money market instruments generally are highly-rated short-term obligations and similar securities. They typically have a low risk of loss, but they are not risk-free. The risk of default on interest or principal payments from the U.S. government, a major bank, or a major corporation issuing highly rated commercial paper is remote.
Derivatives Risk. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Fund’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.
Exchange-Traded Fund (“ETF”) Risk. An ETF seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. The risks of investment in ETFs typically reflect the risk of the types of securities in which the ETFs invest. In addition, when the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.
Responsible Investing Risk. Investing primarily in responsible investments or securities that meet certain sustainable and socially responsible investment criteria carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize these strategies. The application of responsible investment principles or responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause an underlying Fund to temporarily hold securities that do not comply with that Fund’s responsible investment principles or responsible investment criteria, as applicable. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of each underlying Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Equity Investments. The Fund shares the principal risks of equity securities held by the underlying funds, including the key risks below.
Stock Market Risk. The market prices of stocks held by the underlying funds may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
Fixed-Income Investments. The Fund shares the principal risks of fixed-income securities held by the underlying funds, including the key risks below.
Bond Market Risk. The market prices of bonds held by the underlying funds may fall.
Interest Rate Risk. A change in interest rates may adversely affect the value of the securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Credit Risk. The credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 57

Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time with that of a securities market benchmark, a composite benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
The return for the Fund’s other Class of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.
Calendar Year Total Returns for Class A at NAV

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/09	16.87%
Worst Quarter (of periods shown)	12/31/08	-21.79%
The average total return table shows the Fund’s returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for the other Class will vary.

Average Annual Total Returns (as of 12/31/15) (with maximum sales charge deducted, if any)	1 Year	5 Years	10 Years
Class A:
Return before taxes	-4.92%	7.24%	4.11%
Return after taxes on distributions	-8.09%	6.00%	3.32%
Return after taxes on distributions and sale of Fund shares	-0.52%	5.68%	3.24%
Class C	-2.28%	7.02%	3.31%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	0.48%	12.18%	7.35%
Aggressive Allocation Composite Benchmark* (reflects no deduction for fees, expenses or taxes)	0.06%	9.50%	6.72%
Lipper Mixed-Asset Target Alloc. Agg. Growth Funds Average (reflects no deduction for taxes)	-1.82%	7.22%	4.60%
* The Fund also shows the Aggressive Allocation Composite Benchmark because it is more consistent with the Fund’s portfolio construction process and represents a more accurate reflection of the Fund’s anticipated risk and return patterns. The Aggressive Allocation Composite Benchmark is an internally constructed benchmark comprised of a blend of 64% Russell 3000 Index, 21% MSCI EAFE Investable Market Index, 5% MSCI Emerging Markets Index and 10% Barclays U.S. Aggregate Index. Prior to 3/3/15 the blend was comprised of: 64% Russell 3000 Index, 26% MSCI EAFE Investable Market† Index, and 10% Barclays U.S. Credit Index. Prior to 11/1/2015 the fixed income component was the Barclays U.S. Credit Index.
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Management of the Fund’s portfolio is the responsibility of the Calvert Asset Allocation Committee.

Portfolio Manager Name	Title	Length of Time Managing Fund
Joshua Linder, CFA	Portfolio Manager	Since January 2014
John P. Nichols, CFA	Vice President – Equities	Since November 2015
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since November 2015
Brian S. Ellis, CFA	Portfolio Manager	Since January 2016
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

58 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

Minimum Investments
Account Type	Initial	Subsequent
Regular Accounts	$2,000	$250
IRA Accounts	$1,000	$250
For automatic investment plans, the minimum initial investment requirements are waived if you establish a $100 monthly investment plan. For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.
The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.
To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 59

MORE INFORMATION ON FEES AND EXPENSES
Contingent Deferred Sales Charge
Subject to certain exceptions, the contingent deferred sales charge (“CDSC”) imposed on the proceeds of Class C shares of a Fund redeemed within certain time periods after purchase is a percentage of the net asset value at the time of purchase or redemption, whichever is less.
For Class C shares, a 1.00% CDSC is imposed on shares sold within one year. There is no charge on redemptions of Class C shares held for more than one year.
See “How to Buy Shares/Choosing a Share Class/Class C” in this Prospectus.
Management Fees
Management fees include the advisory fee paid by the Fund to the Advisor and the administrative fee paid by the Fund to Calvert Investment Administrative Services, Inc., an affiliate of the Advisor.
With respect to the amount of each Fund’s advisory fee, see “Advisory Fees” in this Prospectus. Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund each pay no investment advisory fee. The administrative fees (as a percentage of the Fund’s net assets) paid by each Fund for the most recent fiscal year are as follows.

Fund	Administrative Fee[1]

Calvert International Equity Fund	0.35%
Calvert Global Energy Solutions Fund	0.35%
Calvert Global Water Fund	0.35%
Calvert Emerging Markets Equity Fund	0.35%

Calvert International Opportunities Fund	0.30%

Calvert Balanced Portfolio	0.275%

Calvert Capital Accumulation Fund	0.25%
Calvert Small Cap Fund	0.25%

Calvert Equity Portfolio	0.20%

Calvert Large Cap Core Portfolio	0.15%
Calvert Conservative Allocation Fund	0.15%
Calvert Moderate Allocation Fund	0.15%
Calvert Aggressive Allocation Fund	0.15%
1 Commencing February 1, 2016, the administrative fee for each share class of each fund listed above is 0.12%.

60 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

Voluntary Fee Waivers

Calvert Equity Portfolio
The investment advisor voluntarily waives a portion of its advisory fee for the Fund equal to 0.05% on average daily net assets between $2 billion and $3 billion and 0.075% on average daily net assets over $3 billion that, in each case, are under management by Atlanta Capital Management Company, LLC. This waiver is contingent upon the continued service by Atlanta Capital Management Company, LLC as Subadvisor of the Fund at an annual fee of 0.21% on assets up to $2.5 billion and 0.20% on assets in excess of $2.5 billion. The investment advisor may cease this waiver at any time. The Fund’s total annual fund operating expenses do not reflect expense waiver/reimbursements. Net of current expense waiver/reimbursements and offsets, the expenses of Class A, C and Y shares of the Fund were 1.12%, 1.86% and 0.82%, respectively, for the fiscal year ended September 30, 2015.

Calvert Large Cap Core Portfolio
The investment advisor voluntarily waives 0.10% of its annual advisory fee based on the average daily net assets of the Fund. The investment advisor may cease this waiver at any time. The Fund’s total annual fund operating expenses do not reflect expense waiver/reimbursements. Net of current expense waiver/reimbursements and offsets, the expenses of Class A, C, and Y of the Fund were 1.16%, 1.94%, and 1.07%, respectively, for the fiscal year ended September 30, 2015.

Distribution and Service Fees
The following table shows the maximum annual amount of distribution and service fees payable under each Fund’s distribution plan for Class A shares and the amount of the Fund’s distribution and service fees authorized by the Fund’s Board of Trustees/Directors for the current fiscal year. Fees payable under the distribution plan may be increased to the maximum amount, where applicable, only after approval of the Board of Trustees/Directors.

Fund	Maximum Amount Payable (Class A)	Amount Authorized

Calvert International Opportunities Fund	0.50%	0.25%
Calvert Global Energy Solutions Fund	0.50%	0.25%
Calvert Global Water Fund	0.50%	0.25%
Calvert Emerging Markets Equity Fund	0.50%	0.25%

Calvert Balanced Portfolio	0.35%	0.24%
Calvert Capital Accumulation Fund	0.35%	0.25%
Calvert International Equity Fund	0.35%	0.25%
Calvert Small Cap Fund	0.35%	0.25%
Calvert Conservative Allocation Fund	0.35%	0.25%
Calvert Moderate Allocation Fund	0.35%	0.25%
Calvert Aggressive Allocation Fund	0.35%	0.25%

Calvert Equity Portfolio	0.25%	0.25%
Calvert Large Cap Core Portfolio	0.25%	0.25%
Other Expenses
“Other expenses” include custodial, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the Advisor) that provide recordkeeping and other administrative services. The amount paid to third parties for subtransfer agent/recordkeeping services varies depending on the share class and services provided, but the Fund will not pay more than 0.11% of its average net assets attributable to any such third-party service provider.
Acquired Fund Fees and Expenses
All Funds (other than Asset Allocation Funds): Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by a Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. This includes underlying management fees and expenses, including any incentive allocations (typically 20%), of private limited partnerships and limited liability companies (together, “Partnerships”) that a Fund has acquired through its Special Equities investment program, and any exchange-traded funds acquired by the Fund. This amount is based on historic fees and expenses, and Partnership performance if applicable, and may vary substantially from year to year.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 61

For the Funds below, Total Annual Fund Operating Expenses shown in the “Fees and Expenses” table in the respective Fund Summary do not correlate to the ratio of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratio, which is as follows, reflects the operating expenses of the applicable Fund and does not include indirect expenses such as acquired fund fees and expenses.

Fund	Class A	Class C	Class Y
Calvert Equity Portfolio	1.13%	1.87%	0.84%
Calvert International Equity Fund	1.67%	2.58%	1.37%
Calvert Emerging Markets Equity Fund	2.18%	5.00%	2.07%
Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund: Each Fund will indirectly bear its pro rata share of operating expenses incurred by the underlying Calvert funds. Based on the current Prospectus of each underlying Calvert fund, such expenses range from 0.19% to 1.40% for the class of shares in which each Asset Allocation Fund may invest. The fee table in the Fund Summary of each Asset Allocation Fund provides an estimate of the expenses the Fund will bear based on the expected allocation to, and the expected average expense ratio of, the underlying Calvert funds. The Asset Allocation Funds invest in the least expensive Class of shares of the underlying Calvert funds which does not incur sales loads or Rule 12b-1 fees.
Contractual Fee Waivers and/or Expense Reimbursements
Calvert has agreed to contractually limit the direct net annual fund operating expenses in each Fund to the amounts listed in the table below through January 31, 2017. Only the Board of Trustees/Directors of the Fund may terminate an expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.

Fund	Class A	Class C	Class Y
Calvert Balanced Portfolio	—	—	0.73%
Calvert Equity Portfolio	—	—	0.96%
Calvert Large Cap Core Portfolio	—	—	1.07%
Calvert Capital Accumulation Fund	1.59%	2.34%	1.44%
Calvert International Equity Fund	1.38%	2.14%	1.13%
Calvert International Opportunities Fund	1.66%	2.41%	1.41%
Calvert Small Cap Fund	1.37%	2.12%	1.12%
Calvert Global Energy Solutions Fund	1.85%	2.60%	1.60%
Calvert Global Water Fund	1.85%	2.85%	1.60%
Calvert Emerging Markets Equity Fund	1.62%	2.37%	1.37%
Calvert Conservative Allocation Fund	0.44%	1.19%	N/A
Calvert Moderate Allocation Fund	0.44%	1.19%	N/A
Calvert Aggressive Allocation Fund	0.43%	1.18%	N/A
Where Calvert has contractually agreed to a fee waiver and/or expense reimbursement, the expense limitation does not limit any acquired fund fees and expenses paid indirectly by a shareholder. The Example in the respective Fund Summary reflects the expense limits set forth in the fee table but only through the contractual date. Under the terms of a contractual expense limitation, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, performance fee adjustments (if applicable), and taxes. No Fund expects to incur a material amount of interest expense in the fiscal year.
In addition to the expense limitations set forth in the table above, Calvert has further agreed to contractually limit direct net operating expenses for Class Y shares of Calvert International Equity Fund to 3.00% through January 31, 2021, for Class Y shares of Calvert International Opportunities Fund, Calvert Global Energy Solutions Fund, and Calvert Global Water Fund, to 3.00% through January 31, 2023, for Class Y shares of Calvert Large Cap Core Portfolio and Calvert Emerging Markets Equity Fund to 3.00% through January 31, 2024 and for Class Y shares of Calvert Balanced Portfolio to 3.00% through January 31, 2025. Calvert has also further agreed to contractually limit direct net operating expenses for Class C shares of Calvert Emerging Markets Equity Fund to 5.00% through January 31, 2024.
See “Investment Advisor and Subadvisors” in the respective Fund’s SAI for more information.
Example
The Example in the respective Fund Summary for each Fund also assumes that you reinvest all dividends and distributions.

62 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

MORE INFORMATION ON INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS
Investment Objective
The investment objective of each Fund may be changed by the Fund’s Board of Directors/Trustees without shareholder approval.
Further Description of Investment Strategies and Techniques
A concise description of each Fund’s principal investment strategies and principal risks is provided under the respective Fund Summary for each Fund. On the following pages are further descriptions of these principal investment strategies and techniques, as well as certain non-principal investment strategies and techniques of the Funds, along with their associated risks. Each Fund has additional non-principal investment policies and restrictions, which are discussed under “Non-Principal Investment Policies and Risks” in the respective Fund’s SAI. The “Glossary of Certain Investment Risks” provides more detailed information about the risks that are referred to in this section.
For certain investment strategies listed, the table below shows a Fund’s limitations as a percentage of either its net or total assets. Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund’s Annual or Semi-Annual Reports. (Please see the pages of this Prospectus following the table for descriptions of the investment strategies and the principal types of risks involved. Explanatory information about certain investment strategies of specific Funds is also provided below.)
Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund are not included in this table because each Asset Allocation Fund shares the principal strategies and risks of the underlying Calvert fixed-income and equity funds in which the Asset Allocation Fund invests. The strategies and risks of the underlying funds are discused in this section and are also described in the Fund Summary for the underlying Calvert equity funds that are included in this Prospectus or set forth below under “Description of Underlying Funds” (with respect to the underlying Calvert fixed-income funds and the underlying equity funds that are not included in this Prospectus). See also “Fund of Funds Structure” below in this section. Additional information on the strategies and risks of an underlying fund is available in the respective underlying fund’s SAI. Incidental to its main investment strategy, each Asset Allocation Fund may also invest in (1) derivative instruments, including, but not limited to, index futures, options and swaps; and (2) exchange-traded funds. Futures, options, swaps, and exchange-traded funds are discussed under the sub-sections titled “Description of Investment Strategies and Associated Risks” and “Explanation of Investment Strategies Used by Certain Funds.”
Each Asset Allocation Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s fundamental investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Fund therefore may hold cash and invest in cash equivalents. During these periods, the Fund may not be able to achieve its investment objective.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 63

	Calvert Balanced Portfolio	Calvert Equity Portfolio	Calvert Large Cap Core Portfolio	Calvert Capital Accumulation Fund	Calvert International Equity Fund	Calvert International Opportunities Fund	Calvert Small Cap Fund	Calvert Global Energy Solutions Fund	Calvert Global Water Fund	Calvert Emerging Markets Equity Fund
Investment Techniques
Active Trading Strategy/Turnover	µ	❑	❑	❑	❑	❑	❑	❑	❑	❑
Temporary Defensive Positions	❑	❑	❑	❑	❑	❑	❑	❑	❑	❑
Exchange-Traded Funds	❑	❑	❑	❑	❑	❑	❑	❑	❑	❑
Hedging Strategies	µ	NA	NA	NA	NA	NA	NA	NA	NA	NA
Securities Lending	❑	❑	❑	❑	❑	❑	❑	❑	❑	❑
Repurchase Agreements	❑	❑	❑	❑	❑	❑	❑	❑	❑	❑
Conventional Securities
Stocks in General	µ	µ	µ	µ	µ	µ	µ	µ	µ	µ
Foreign securities	25N	25N	25N	25N	µ	µ	25N	µ	µ	µ
Investment grade bonds	µ	❑	NA	❑	❑	❑	❑	❑	❑	❑
Below-investment grade, high-yield bonds	15N1	15N1	NA	10N1	5N1	❑	❑	❑	❑	❑
Unrated debt securities	µ	❑	NA	❑	❑	❑	❑	❑	❑	❑
Illiquid securities	15N	15N	15N	15N	15N	15N	15N	15N	15N	15N
Asset-backed securities	µ	❑	NA	❑	❑	❑	❑	❑	❑	❑
Mortgage-backed securities	µ	❑	NA	❑	❑	❑	❑	❑	❑	❑
Leveraged Derivative Instruments
Currency contracts	❑	❑	NA	5T	5T	5T	❑	5T	5T	5T
Options on securities and indices	5T2	5T2	5T2	5T2	5T2	5T2	5T2	5T2	5T2	5T2
Futures contracts	5N3	5N3	5N3	5N3	5N3	5N3	5N3	5N3	5N3	5N3
1 Excludes any High Social Impact Investments.
2 Based on net premium payments.
3 Based on initial margin required to establish position.
Key to Table

µ	Portfolio currently uses as a principal investment strategy

❑	Permitted, but not a principal investment strategy

xN	Allowed up to x% of Portfolio’s net assets

xT	Allowed up to x% of Portfolio’s total assets

NA	Not applicable to this Fund

64 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

Description of Investment Strategies and Associated Risks
The investment strategies listed in the table above are described below, and the principal types of risk involved with each strategy are listed. See the “Glossary of Certain Investment Risks” for definitions of these risk types.

Investment Techniques and Associated Risks

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a Fund to have higher portfolio turnover compared to other funds, exceeding 100%, and may translate to higher transaction costs, such as commissions and custodian and settlement fees, and lower returns. Because this strategy may cause the Fund to have a relatively high amount of short-term capital gains, which generally are taxable at the ordinary income tax rate, it may increase an investor’s tax liability.
Risks: Opportunity, Market and Transaction

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by holding cash and investing in cash equivalents. During times of any temporary defensive position, a Fund may not be able to achieve its investment objective.
Risks: Opportunity

Exchange-Traded Funds (“ETFs”) are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) but whose underlying assets are stocks selected to track a particular index. ETFs are used for the limited purpose of managing a Fund’s cash position consistent with the Fund’s applicable benchmark to reduce deviations from the benchmark while enabling the Fund to accommodate its need for periodic liquidity. Calvert Balanced Portfolio may also invest in ETFs to gain broad market or sector exposure or when the Advisor believes share prices of ETFs offer attractive value.
Risks: Correlation and Market

Securities Lending.  The Fund may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
Risks: Credit and Market

Hedging Strategies. The hedging technique of purchasing and selling U.S. Treasury securities and related futures contracts may be used for the limited purpose of managing duration and interest rate risk.
Risks: Correlation and Opportunity

Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price.
Risks: Credit and Market

Conventional Securities and Associated Risks

Stocks in General. Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Debt securities and preferred stocks have rights senior to a company’s common stock. Stock prices overall may decline over short or even long periods. The type of stock (large-cap, mid-cap, growth, value, etc.) purchased pursuant to a Fund’s investment style tends to go through cycles of doing better or worse than the stock market in general, and its returns may trail returns of other asset classes. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Factors which can negatively impact the value of common stocks include economic factors such as interest rates, and non-economic factors such as political events.
Risks: Market

Foreign securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated. Such investments are generally denominated in foreign currency.
Risks: Market, Currency, Transaction, Liquidity, Information and Political

Investment grade bonds. Bonds rated BBB-/Baa3 or higher in credit quality by Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service (“Moody’s”), or assigned an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”), including Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor or Subadvisor.
Risks: Interest Rate, Duration, Market and Credit

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 65

Below-investment grade, high-yield bonds. Bonds rated below BBB-/Baa3 by S&P or Moody’s, or assigned an equivalent rating by an NRSRO, or unrated bonds determined by the Fund’s Advisor or Subadvisor to be of comparable credit quality are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Junk bonds generally offer higher interest payments because the company that issues the bond is at greater risk of default (failure to repay the bond). This may be because the issuer is small or new to the market, has financial difficulties, or has a greater amount of debt.
Risks: Credit, Market, Interest Rate, Duration, Liquidity and Information

Unrated debt securities. Bonds that have not been rated by an NRSRO; the Advisor and/or Subadvisor has determined the credit quality based on its own research.	Risks: Credit, Market, Interest Rate, Duration, Liquidity and Information

Illiquid securities. Securities that cannot be readily sold because there is no active market. Special Equities (venture capital private placements) and High Social Impact Investments are illiquid.	Risks: Liquidity, Market and Transaction

Asset-backed securities. Securities backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality.
Risks: Credit, Interest Rate and Liquidity

Mortgage-backed securities. Securities backed by pools of mortgages, including senior classes of collateralized mortgage obligations (“CMOs”).	Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate

Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.	Risks: Currency, Leverage, Correlation, Liquidity and Opportunity

Leveraged Derivative Instruments and Associated Risks

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within or at a specified time.  A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. In the case of writing options, a Fund will write call options only if it already owns the security (if it is “covered”).
Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit, Opportunity and Regulatory

Futures contracts. Agreements to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date.	Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Opportunity and Regulatory

66 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

Explanation of Strategies Used by Certain Funds

All Funds
Repurchase Agreements. Repurchase agreements are arrangements under which a Fund buys a security, and the seller simultaneously agrees to repurchase that security at a mutually agreed-upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase the security. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security may lose value before it can be sold.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed a Fund’s initial investment in such contracts. To the extent a Fund uses futures, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”) and therefore neither the Advisor, the Subadvisor, or the Fund anticipate being subject to registration or regulation as a commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the CEA as a result of the Fund’s activities. However, should the Advisor or Subadvisor fail to use futures in accordance with Rule 4.5, then the Advisor and/or the Subadvisor would be subject to registration (if not already registered) and regulation in its capacity as the Fund’s CPO or CTA, and the Fund would be subject to regulation under the CEA. A Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.
Derivatives. The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, and currency forwards, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate. Derivatives may be used to manage exposure to securities prices and foreign currencies; as an efficient means of increasing or decreasing the Fund’s exposure to certain markets; to protect the value of portfolio securities; and to serve as a cash management tool.
Securities Lending. The Fund may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government as collateral. All incremental income generated from such activities will be accrued to the Fund. Unless market practice otherwise permits, the collateral for any such permissible securities lending activities will include cash or cash-equivalent collateral of at least (i) 100% for U.S. government securities (including securities issued by U.S. agencies and instrumentalities), sovereign debt issued by non-U.S. governments, and non-U.S. corporate debt securities, (ii) 102% for U.S. equity securities and U.S. corporate debt securities, and (iii) 105% for non-U.S. equity securities, which, in each case, are marked to market on a daily basis. There is a risk that the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 67

Calvert Balanced Portfolio
Securities Issued by Government-Sponsored Enterprises. The Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are government-sponsored enterprises (“GSEs”) that issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. In 2008, FNMA and FHLMC were placed into conservatorship and are currently operated by the Federal Housing Finance Agency.
CMO and ABS. The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include securities such as collateralized mortgage obligations (“CMOs”) and structured asset-backed securities (“ABS”). The holder of an interest in a CMO or ABS is entitled to receive specified cash flows from a pool of underlying assets. Depending upon the CMO or structured ABS class purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay CMO or structured ABS classes with a lower priority of payment or, alternatively, the holder may be paid only after the cash flow has been used to pay CMO or structured ABS classes with a higher priority of payment.

Calvert International Equity Fund, Calvert International Opportunities Fund, Calvert Global Energy Solutions Fund, Calvert Global Water Fund and Calvert Emerging Markets Equity Fund
ADRs and GDRs. American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) are certificates evidencing an ownership interest in shares issued by a foreign company that are held by a custodian bank in the company’s home country. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The Fund may invest in either sponsored or unsponsored ADRs.  GDRs are certificates issued by an international bank that are generally traded in, and denominated in the currency of, countries other than the home country of the issuer of the underlying shares. Companies, including those from emerging markets, typically use GDRs to make their shares available to investors in two or more foreign countries.
Emerging Market Securities. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.
Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. As foreign securities are usually denominated in foreign currencies, the Fund may employ strategies intended to protect the Fund’s portfolio from adverse currency fluctuations. The Fund may also employ strategies intended to increase exposure to certain currencies. The Fund may also enter into foreign currency transactions to facilitate settlement transactions or to hedge exposure to underlying currencies. To manage currency exposure, the Fund may enter into forward currency contracts to “lock in” the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract.

Calvert International Opportunities Fund and Calvert Emerging Markets Equity Fund
Preferred Stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. It is generally senior to common stock but subordinate to debt securities with respect to the payment of dividends and on liquidation of the issuer.

Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, Calvert Aggressive Allocation Fund and Calvert Emerging Markets Equity Fund
Swaps. A swap is an agreement between two parties to exchange payments based on a reference asset. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” – i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

68 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

Description of Alternative Energy Indices
(Calvert Global Energy Solutions Fund)
As stated in the Fund Summary for Calvert Global Energy Solutions Fund under “Principal Investment Strategies,” the Fund may invest in companies that are included in certain alternative energy indices, which are described below.

Ardour Global Alternative Energy Index (Composite)SM
The Ardour Global Alternative Energy Index (Composite) is a capitalization-weighted, float-adjusted equity index designed to serve as an equity benchmark for globally traded stocks that are principally engaged in the field of Alternative Energy Technologies, including renewable energy, alternative fuels and related enabling technologies. As of December 31, 2015, the Index included 114 companies.

S&P Global Alternative Energy Index
The S&P Global Alternative Energy Index combines two indices from the S&P Global Thematic Indices – the S&P Global Clean Energy Index and the S&P Global Nuclear Energy Index. The Index is designed to provide liquid exposure to the leading publicly listed companies in the global alternative energy business, from both developed and emerging markets. As of December 31, 2015, the Index included 54 companies.
The S&P Global Clean Energy Index provides liquid and tradable exposure to 30 companies (as of December 31, 2015) from around the world that are involved in clean energy related businesses. The Index is comprised of a diversified mix of Clean Energy Production and Clean Energy Equipment & Technology companies.
The S&P Global Nuclear Energy Index is comprised of 24 of the largest publicly traded companies (as of December 31, 2015) in nuclear energy related businesses that meet the Index’s investability requirements. The Index is designed to provide liquid exposure to the leading publicly listed companies in the global nuclear energy business from both developed markets and emerging markets.

WilderHill New Energy Global Innovation Index
The WilderHill New Energy Global Innovation Index is comprised primarily of companies whose technologies focus on the generation and use of cleaner energy, conservation and efficiency, and the advancement of renewable energy in general, as determined by WilderHill New Energy Finance, LLC. The Index is mainly comprised of companies in wind, solar, biofuels, hydro, wave and tidal, geothermal and other relevant renewable energy businesses; it also includes companies involved in energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells. As of December 31, 2015, the Index included 104 companies.

WilderHill Clean Energy Index
A priority of the WilderHill Clean Energy Index is to define and track the Clean Energy sector: specifically, businesses that stand to benefit substantially from a societal transition toward use of cleaner energy and conservation. Stocks and sector weightings within the Index are based on their significance for clean energy, technological influence and relevance to preventing pollution in the first place. Companies selected for the Index include those that focus on technologies for utilization of greener, more-renewable sources of energy. These technologies include those for renewable energy harvesting or production, energy conversion, energy storage, pollution prevention and improvements in energy efficiency, power delivery, energy conservation and monitoring of energy information. As of December 31, 2015, the Index included 42 companies.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 69

Description of Water Indices
(Calvert Global Water Fund)
As stated in the Fund Summary for Calvert Global Water Fund under “Principal Investment Strategies,” the Fund may invest in companies that are included in those water indices described below.

Standard & Poor’s (S&P) Global Water Index
The S&P Global Water Index is comprised of many of the largest publicly traded companies in water-related businesses that meet the Index’s specific investability requirements. The Index is designed to provide liquid exposure to the leading publicly listed companies in the global water industry, from both developed markets and emerging markets. As of December 31, 2015, the Index included 50 companies.

ISE Water Index™
The ISE Water Index provides a benchmark for investors interested in this emerging sector. The Index uses a modified market capitalization-weighted methodology to create a more uniform weight distribution. This prevents a few large component stocks from dominating the Index but still promotes portfolio diversification by retaining the economic attributes of capitalization ranking. Semi-annual reviews and rebalancing events are used to “re-set” the weighting of the component such that the component has a proportionate influence on the index performance. As of December 31, 2015, the Index contained 36 component stocks.

S-Network Global Water IndexSM
The S-Network Global Water Index is the composite index and includes water utilities and companies engaged in water infrastructure and technology development. The composite is divided into two sub-indexes: S-Network Global Water WorksSM, a compilation of 30 water utilities, and S-Network Global Water TechSM, which includes 30 water technology and infrastructure stocks. As of December 31, 2015, the Index included 60 companies.

Fund of Funds Structure
(Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund)
Each Asset Allocation Fund is structured as a “fund of funds.” Each Asset Allocation Fund seeks to achieve its investment objective by investing primarily in shares of other underlying Calvert funds, which are listed in the Fund Summary for the respective Asset Allocation Fund. The Asset Allocation Funds invest in the least expensive Class of shares of the underlying Calvert funds which does not incur sales loads or Rule 12b-1 fees. Each Asset Allocation Fund offers the convenience of a professionally managed, diversified portfolio of Calvert mutual funds in a single investment. Because each Asset Allocation Fund invests in a variety of underlying funds, the Asset Allocation Fund could benefit from diversification, through which an Asset Allocation Fund investor could reduce overall risk by distributing assets among a number of investments. The diversification provided by asset allocation may reduce volatility over the long term.
Because the assets of the Asset Allocation Funds are invested in other underlying Calvert funds, the investment performance and risks of the Asset Allocation Funds are directly related to the investment performance and risks of the underlying Calvert funds. Also, each Asset Allocation Fund indirectly pays a proportionate share of the operating expenses of the underlying Calvert funds in which the Asset Allocation Fund invests, including management fees, which are paid to Calvert, in addition to the direct expenses of investing in the Asset Allocation Fund. An investor in an Asset Allocation Fund thus will pay higher expenses than if the underlying Calvert fund shares were held directly. An investor in an Asset Allocation Fund also may receive taxable capital gains distributions to a greater extent than if the underlying funds were held directly.
Please refer to the Fund Summaries in this Prospectus with respect to the investment objective, principal investment strategies and principal risks of the underlying equity funds other than Calvert U.S. Large Cap Core Responsible Index Fund, Calvert U.S. Large Cap Growth Responsible Index Fund, Calvert U.S. Large Cap Value Responsible Index Fund, Calvert Developed Markets Ex-U.S. Responsible Index Fund, Calvert U.S. Mid Cap Core Responsible Index Fund, Calvert Global Value Fund and Calvert Global Equity Income Fund. Please turn to “Description of Underlying Funds” in this Prospectus with respect to the investment objective, principal investment strategies and principal risks of the underlying fixed-income funds and the Calvert U.S. Large Cap Core Responsible Index Fund, Calvert U.S. Large Cap Growth Responsible Index Fund, Calvert U.S. Large Cap Value Responsible Index Fund, Calvert Developed Markets Ex-U.S. Responsible Index Fund, Calvert U.S. Mid Cap Core Responsible Index Fund, Calvert Global Value Fund and Calvert Global Equity Income Fund. Additional investment practices of the underlying funds are described in (i) the applicable fund’s SAI, (ii) the Calvert Income Funds Prospectus (Class I) dated January 31, 2016 for the underlying fixed-income funds, (iii) the Calvert Responsible Index Funds Prospectus (Class I) dated January 31, 2016 for the underlying Responsible Index Funds, and (iv) the current Calvert Equity Funds Prospectus (Class I) dated as of April 30 for the Calvert Global Value Fund and Calvert Global Equity Income Fund.

70 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

PORTFOLIO HOLDINGS
Each Fund’s portfolio holdings are included in Semi-Annual and Annual Reports that are distributed to shareholders of the Fund. Each Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These filings are publicly available at the SEC.
A description of each Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available under “Portfolio Holdings Disclosure” in the respective Fund’s SAI.
ABOUT RESPONSIBLE INVESTING
Calvert Principles for Responsible Investment
(Calvert Balanced Portfolio, Calvert Equity Portfolio, Calvert Large Cap Core Portfolio and Calvert International Equity Fund)
We believe that most corporations deliver a net benefit to society, through their products and services, creation of jobs and the sum of their behaviors. As a responsible investor, Calvert seeks to invest in companies that provide positive leadership in the areas of their business operations and overall activities that are material to improving societal outcomes, including those that will affect future generations.
Calvert seeks to invest in companies that balance the needs of financial and non-financial stakeholders and demonstrate a commitment to the global commons as well as to the rights of individuals and communities.
Calvert’s passive indices seek to include companies based on the following Principles. Calvert’s active investment strategies give priority to the Principles and seek superior risk adjusted financial returns relative to market benchmarks.
Our stewardship on behalf of our clients extends to active engagement with companies held in our portfolios consistent with our proxy voting guidelines.
Advance Environmental Sustainability and Resource Efficiency

•	Reduce the negative impact of business operations on the environment

•	Manage water scarcity and ensure efficient and equitable access to clean sources

•	Mitigate impact on all types of natural capital

•	Diminish climate-related risks and reduce their carbon emissions

•	Drive sustainability innovation and resource efficiency through business operations and products and services
Contribute to Equitable Societies and Respect Human Rights

•	Respect consumers by marketing products and services in a fair and ethical manner, maintaining integrity in customer relations and ensuring the security of sensitive consumer data

•	Respect human rights, respect culture and tradition in local communities and economies and respect Indigenous Peoples’ Rights

•	Promote diversity and gender equity across workplaces, marketplaces and communities

•	Demonstrate a commitment to employees by ensuring development, communication, appropriate economic opportunity and decent workplace standards

•	Save lives by guaranteeing product safety while promoting public health
Accountable Governance and Build Transparency

•	Provide responsible stewardship of capital in shareholders’ best interests

•	Exhibit accountable governance and develop effective boards that reflect expertise and diversity of perspective and provide oversight of sustainability risk and opportunity

•	Integrate environmental and social risks, impacts and performance in material financial disclosures in order to inform shareholders, benefit stakeholders and contribute to company strategy

•	Lift ethical standards in all operations, including in dealings with customers, regulators and business partners

•	Demonstrate transparency and accountability in addressing adverse events and controversies while minimizing risks and building trust
Calvert’s commitment to these Principles signifies continuing focus on companies with superior corporate responsibility and sustainability. The application of the Principles generally precludes investments in companies that:

•
Demonstrate poor environmental performance or compliance records, contribute significantly to local or global environmental problems, or include risks related to the operation of nuclear power facilities.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 71

•	Are the subjects of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.

•
Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.

•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

•	Demonstrate poor corporate governance or engage in harmful or unethical business practices.

•	Manufacture tobacco products.

•	Have significant and direct involvement in the manufacture of alcoholic beverages or gambling operations.

•	Manufacture or sell firearms and/or ammunition.

•
Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the U.N. Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.

•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

•
Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

Investment Selection Process
In seeking to achieve a Fund’s investment objective, investments are selected for financial soundness and evaluated under the Calvert Principles for Responsible Investment (the “Calvert Principles”). A company is eligible for investment if the Advisor determines that it operates its business in a manner that is consistent with the Calvert Principles, the application of which is in the economic interest of the Fund and its shareholders.
An investment in a security may be made prior to the availability of the Advisor’s responsible investment decision with respect to the related company if, in the opinion of the Fund’s portfolio manager(s), the timing of the purchase is appropriate given market conditions. Factors that a portfolio manager may consider in making such an investment decision include, but are not limited to, (i) prevailing market prices, (ii) liquidity, (iii) bid-ask spreads, (iv) market color, and (v) the absence of exchange-traded markets for fixed-income securities, which can cause fixed-income securities to have limited windows of availability. Following any such investment in a security, the Advisor will evaluate the related company to determine if it operates its business in a manner that is consistent with the Calvert Principles. If the Advisor determines that the company does not operate its business in a manner that is consistent with the Calvert Principles, the security will be sold per Calvert’s procedures at a time that is in the best interests of the Fund’s shareholders.
Each Fund may invest in ETFs for the limited purpose of managing the Fund’s cash position consistent with the Fund’s benchmark. Calvert Balanced Portfolio may also invest in ETFs to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash, or when the Advisor believes share prices of ETFs offer attractive value. The ETFs in which a Fund may invest will not be subject to any responsible investment analysis and will not be required to be consistent with the principles otherwise applicable to investments made by that Fund. In addition, the ETFs in which a Fund may invest may hold securities of companies or entities that the Fund could not invest in directly because such companies or entities do not operate their businesses in a manner that is consistent with the Calvert Principles. The principal purpose of investing in ETFs is not to make investments that are consistent with the Calvert Principles, but rather to help the Fund meet its investment objective by obtaining market exposure to securities in the Fund’s benchmark while enabling it to accommodate its need for periodic liquidity.
An investment held by a Fund does not constitute that Fund’s endorsement or validation of the related company, nor does the absence of a particular investment from a Fund’s portfolio necessarily indicate that the related company does not operate its business in a manner that is consistent with the Calvert Principles.
Calvert Signature Strategies®
(Calvert Capital Accumulation Fund, Calvert International Opportunities Fund and Calvert Small Cap Fund)
Investment Selection Process
The Board of Directors of each Fund has approved the adoption of the Calvert Principles for Responsible Investment, but the Calvert Principles have not yet been implemented for these Funds. Each Fund is currently in a transition period during which the Advisor will primarily utilize the Fund's sustainable and socially responsible investment criteria described below to determine if a particular company is eligible for investment. However, if the Advisor has made, or in the future makes, an eligibility decision with respect to that same company pursuant to the Calvert Principles, that decision will supersede any prior decision under the Fund’s sustainable and

72 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

socially responsible investment criteria. For more information regarding the Calvert Principles, see “About Responsible Investing – Calvert Principles for Responsible Investment”. The remainder of this section describes how the Advisor determines whether a company is eligible for investment when applying the Fund’s sustainable and socially responsible investment criteria.
In seeking to achieve a Fund’s investment objective, investments are selected for financial soundness and evaluated according to that Fund’s sustainable and socially responsible investment criteria. Only companies that meet all of the Fund’s environment, social, and governance (“ESG”) criteria are eligible for investment. To the greatest extent possible, the Funds seek to invest in companies that exhibit positive performance with respect to one or more of the ESG criteria. Investments for a Fund must be consistent with the Fund’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.
An investment in a security may be made prior to the availability of the Advisor’s sustainable and socially responsible investment decision with respect to the related company if, in the opinion of the Fund’s portfolio manager(s), the timing of the purchase is appropriate given market conditions.   Factors that a portfolio manager may consider in making such an investment decision include, but are not limited to, (i) prevailing market prices, (ii) liquidity, (iii) bid-ask spreads, (iv) market color, and (v) the absence of exchange-traded markets for fixed-income securities, which can cause fixed-income securities to have limited windows of availability.  Following any such investment in a security, the Advisor will evaluate the related company to determine if it meets the Fund’s sustainable and socially responsible investment criteria. If the Advisor determines that the company does not meet those standards, the security will be sold per Calvert’s procedures at a time that is in the best interests of the Fund’s shareholders.
Investment decisions on whether a company meets a Fund’s sustainable and socially responsible investment criteria typically apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company’s equity and its debt.
Although each Fund’s sustainable and socially responsible investment criteria tend to limit the availability of investment opportunities more than is customary with other investment companies and may overweight certain sectors or types of investments that may or may not be in favor in the market, Calvert and the Subadvisors of the Funds believe there are sufficient investment opportunities to permit full investment among issuers which satisfy each Fund’s investment objective and meet its sustainable and socially responsible investment criteria.
Each Fund may invest in ETFs for the limited purpose of managing the Fund’s cash position consistent with the Fund’s benchmark. The ETFs in which a Fund may invest will not be subject to sustainable and socially responsible investment criteria and will not be required to meet the criteria that are otherwise applicable to investments made by that Fund. In addition, the ETFs in which a Fund may invest may hold securities of companies or entities that the Fund could not invest in directly because such companies or entities do not meet the Fund’s sustainable and socially responsible investment criteria. The principal purpose of investing in ETFs is not to meet these criteria, but rather to help the Fund meet its investment objective by obtaining market exposure to securities in the Fund’s benchmark while enabling it to accommodate its need for periodic liquidity.
An investment held by a Fund does not constitute that Fund’s endorsement or validation of the related company, nor does the absence of a particular investment from a Fund’s portfolio necessarily indicate that the related company does not meet the Fund’s sustainable and socially responsible investment criteria. Investors are invited to send to Calvert a brief description of companies they believe might be suitable for investment.
Sustainable and Socially Responsible Investment Criteria
Each Fund seeks to invest in companies and other enterprises that demonstrate positive ESG performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples’ rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance.
Each Fund has developed sustainable and socially responsible investment criteria, detailed below. These criteria represent ESG standards which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisors, drawing on the Fund’s longstanding commitment to economic and social justice. All sustainable and socially responsible investment criteria may be changed by the Board of Trustees/Directors without shareholder approval.
Calvert Capital Accumulation Fund and Calvert Small Cap Fund
The Funds seek to invest in companies that:

•
Take positive steps to improve environmental management and performance, advance sustainable development, or provide innovative and effective solutions to environmental problems through their products and services.

•
Maintain positive diversity, labor relations, and employee health and safety practices, including inclusive and robust diversity policies, programs and training, and disclosure of workforce diversity data; have strong labor codes ideally consistent with the International Labor Organization (“ILO”) core standards, comprehensive benefits and training opportunities, and sound employee

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 73

relations, as well as strong employee health and safety policies, safety management systems and training, and positive safety performance records.

•	Observe appropriate international human rights standards in operations in all countries.

•	Respect Indigenous Peoples and their lands, cultures, knowledge, environment, and livelihoods.

•	Produce or market products and services that are safe and enhance the health or quality of life of consumers.

•	Contribute to the quality of life in the communities where they operate, such as through stakeholder engagement with local communities, corporate philanthropy and employee volunteerism.

•
Uphold sound corporate governance and business ethics policies and practices, including independent and diverse boards, and respect for shareholder rights; align executive compensation with corporate performance, maintain sound legal and regulatory compliance records, and disclose environmental, social and governance information.

The Funds seek to avoid investing in companies that:

•
Demonstrate poor environmental performance or compliance records, or contribute significantly to local or global environmental problems; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

•	Are the subject of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.

•
Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.

•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

•	Demonstrate poor corporate governance or engage in harmful or unethical business practices.

•	Manufacture tobacco products.

•	Are significantly involved in the manufacture of alcoholic beverages.

•	Have direct involvement in gambling operations.

•
Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.

•	Manufacture or sell firearms and/or ammunition.

•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

•
Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

Calvert International Opportunities Fund
Calvert International Opportunities Fund seeks to invest in companies that:

•
Take positive steps to improve environmental management and performance, advance sustainable development, or provide innovative and effective solutions to environmental problems through their products and services. Calvert will also consider investment in companies that are leaders in developing renewable energy and/or mitigating climate change, even though they may also be involved in nuclear power. However, Calvert will seek to avoid investing in companies that own or operate new nuclear power plants and/or do not meet Calvert’s rigorous standards of performance regarding the safety and security of their nuclear power operations.

•
Maintain positive diversity, labor relations, and employee health and safety practices, including inclusive and robust diversity policies, programs and training, and disclosure of workforce diversity data; have strong labor codes ideally consistent with the ILO core standards, comprehensive benefits and training opportunities, and sound employee relations, as well as strong employee health and safety policies, safety management systems and training, and positive safety performance records.

•	Observe appropriate international human rights standards in operations in all countries.

•	Respect Indigenous Peoples and their lands, cultures, knowledge, environment, and livelihoods.

•	Produce or market products and services that are safe and enhance the health or quality of life of consumers.

•	Contribute to the quality of life in the communities where they operate, such as through stakeholder engagement with local communities, corporate philanthropy and employee volunteerism.

74 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

•
Uphold sound corporate governance and business ethics policies and practices, including independent and diverse boards, and respect for shareholder rights; align executive compensation with corporate performance, maintain sound legal and regulatory compliance records, and disclose environmental, social and governance information.

Calvert International Opportunities Fund seeks to avoid investing in companies that:

•	Demonstrate poor environmental performance or compliance records, or contribute significantly to environmental problems; or own or operate new nuclear power plants.

•	Are the subject of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.

•
Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.

•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

•	Demonstrate poor corporate governance or engage in harmful or unethical business practices.

•	Derive more than 10% of revenues from the production of tobacco or alcohol products.

•
Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.

•	Manufacture or sell firearms and/or ammunition.

•
Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

Calvert Solution Strategies®
(Calvert Global Energy Solutions Fund, Calvert Global Water Fund and Calvert Emerging Markets Equity Fund)
Investment Selection Process
The Board of Directors of each Fund has approved the adoption of the Calvert Principles for Responsible Investment, but the Calvert Principles have not yet been implemented for these Funds. The Advisor will primarily utilize the Fund’s sustainable and socially responsible investment criteria described below to determine if a particular company is eligible for investment unless the Advisor notifies shareholders otherwise.
In seeking to achieve the Fund’s investment objective, investments are selected for financial soundness and evaluated according to the Fund’s sustainable and socially responsible investment criteria. To the greatest extent possible, the Fund seeks to invest in companies that exhibit positive performance with respect to one or more of the sustainable and socially responsible investment criteria. Investments for the Fund must be consistent with the Fund’s current financial, sustainable and socially responsible investment criteria, the application of which is in the economic interest of the Fund and its shareholders. Calvert and the Subadvisors of the Funds believe there are sufficient investment opportunities to permit full investment among issuers which satisfy each Fund’s investment objective and meet its sustainable and socially responsible investment criteria.
An investment in a security may be made prior to the availability of the Advisor’s sustainable and socially responsible investment decision with respect to the related company if, in the opinion of the Fund’s portfolio manager(s), the timing of the purchase is appropriate given market conditions.   Factors that a portfolio manager may consider in making such an investment decision include, but are not limited to, (i) prevailing market prices, (ii) liquidity, (iii) bid-ask spreads, (iv) market color, and (v) the absence of exchange-traded markets for fixed-income securities, which can cause fixed-income securities to have limited windows of availability.  Following any such investment in a security, the Advisor will evaluate the related company to determine if it meets the Fund’s sustainable and socially responsible investment criteria. If the Advisor determines that the company does not meet those standards, the security will be sold per Calvert’s procedures at a time that is in the best interests of the Fund’s shareholders.
Investment decisions on whether a company meets the Fund’s sustainable and socially responsible investment criteria typically apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company’s equity and its debt.
Each Fund may invest in ETFs for the limited purpose of managing the Fund’s cash position consistent with the Fund’s benchmark. The ETFs in which a Fund may invest will not be subject to sustainable and socially responsible investment criteria and will not be required to meet the criteria that are otherwise applicable to investments made by that Fund. In addition, the ETFs in which a Fund may invest may hold securities of companies or entities that the Fund could not invest in directly because such companies or entities do not meet the Fund’s sustainable and socially responsible investment criteria. The principal purpose of investing in ETFs is not to

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 75

meet these criteria, but rather to help the Fund meet its investment objective by obtaining market exposure to securities in the Fund’s benchmark while enabling it to accommodate its need for periodic liquidity.
An investment held by a Fund does not constitute that Fund’s endorsement or validation of the related company, nor does the absence of a particular investment from a Fund’s portfolio necessarily indicate that the related company does not meet the Fund’s sustainable and socially responsible investment criteria.
Sustainable and Socially Responsible Investment Criteria
Calvert Global Energy Solutions Fund
Addressing the climate change crisis is essential to ensuring a sustainable future. A shift away from fossil fuels requires a sharp focus on developing sustainable energy solutions, energy efficiency, and the broadest array of energy options. The Fund provides an investment opportunity for climate change solutions and renewable energy development.
The Fund seeks to invest in companies that are market leaders in sustainable energy solutions or that are significantly involved in the sustainable energy solutions sector. Sustainable energy solutions include renewable energy (solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy.
The Fund will invest in ways consistent with Calvert’s philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future. The Fund will focus on environmental, social, and governance (“ESG”) factors that promote and encourage sustainable solutions.
The Fund has developed sustainable and socially responsible investment criteria, detailed below. These criteria represent ESG standards which few, if any, companies totally satisfy. All sustainable and socially responsible investment criteria may be changed by the Board of Directors without shareholder approval.
Investing in new or emerging energy and climate change solutions involves a focus on corporate leadership in sustainable energy solutions; emphasis on corporate engagement; and flexibility towards traditional exclusionary criteria. The Fund will consider investment in companies that are leaders in developing renewable energy and/or mitigating climate change, even though they may also be involved in nuclear power. However, the Fund will seek to avoid investing in companies that own or operate new nuclear power plants and/or do not meet Calvert’s rigorous standards of performance regarding the safety and security of their nuclear power operations.
The Fund will adhere to core ESG criteria as follows:
Calvert Global Energy Solutions Fund seeks to invest in companies that:

•	Demonstrate leadership in providing solutions to the climate change crisis through renewable energy and other alternative environmental technologies.

•	Take positive steps to improve environmental management and performance, and provide innovative solutions to environmental problems through their products, services and emerging technologies.

•	Treat their employees with dignity and respect in the workplace.

•	Observe appropriate international human rights standards and respect the rights of Indigenous Peoples.

•	Produce or market products and services that are safe and enhance the health or quality of life of consumers.

•	Contribute to the quality of life of the communities where they operate and are responsive to stakeholder concerns and expectations.

•	Exhibit sound policies and practices with respect to corporate governance and business practices.
Calvert Global Energy Solutions Fund seeks to avoid investing in companies that:

•	Contribute directly to the systematic denial of basic human rights.

•	Maintain poor environmental compliance and performance practices.

•	Demonstrate poor corporate governance or engage in unethical business practices.

•	Own or operate new nuclear power plants.
As a matter of practice, evaluation of a particular company in the context of this strategy will involve subjective judgment by Calvert and the Subadvisor. All sustainable and socially responsible investment criteria may be changed by the Board of Directors without shareholder approval.
Calvert Global Water Fund
The Fund seeks to invest in companies that produce or market safe water-related products, services and technologies that enhance access and affordability, public health, and quality of life. Calvert believes that equitable access to water is a fundamental human right.

76 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

The Fund will take into account the specific human rights and Indigenous Peoples’ Rights issues related to the sector, as well as those pertaining to environmental as well as governance commitments and performance.
In seeking to achieve the Fund’s investment objective, investments are selected for financial soundness and evaluated according to the Fund’s threshold responsibility standards with respect to tobacco, weapons and human rights. Investments for the Fund must be consistent with the Fund’s current investment criteria, including financial factors and threshold responsibility standards.
The Fund has the following threshold responsibility standards, which are applied in determining whether a security qualifies as an investment for the Fund:

•	The Fund will seek to avoid investing in companies that manufacture tobacco products.

•
The Fund will seek to avoid investing in companies that manufacture, design or sell weapons or the critical components of weapons that violate international humanitarian law or that are inherently offensive weapons.

•	The Fund will critically evaluate companies that contribute directly to governments that are under U.S. or international sanction for grave human rights abuses such as genocide or forced labor.
As the corporate responsibility and sustainability objectives long supported by Calvert have become more mainstream concerns, Calvert has observed significant new commitments to address environmental, social and governance issues on the part of many companies. The Fund acknowledges and encourages such progress, including that on the part of companies which may be in the early stages of addressing the most critical risks and/or opportunities facing the industry. Engagement for the Fund will encourage companies to reinforce key areas of progress and to address legacy or current issues where commitment and performance continue to lag. Engagement will urge companies to pursue sustainability leadership opportunities where possible, especially in the context of promoting sound environmental management and equitable access to water around the world.
As a matter of practice, evaluation of a particular company in the context of this strategy will involve subjective judgment by Calvert and the Subadvisor. All sustainable and socially responsible investment criteria may be changed by the Board of Directors without shareholder approval.
Calvert’s approach will employ a range of engagement tools, from proxy voting and shareholder resolutions to dialogues with senior management and broader industry-standard setting initiatives to advance our advocacy objectives with selected companies.
Calvert Emerging Markets Equity Fund
The Fund believes that the long-term performance of companies operating in long established and/or emerging markets alike depends on progress towards sustainable development. The Fund seeks to invest in companies whose products/services and/or industrial/business practices contribute towards addressing one or more global sustainability challenges in their local and/or international markets.
Actions by companies to address such global sustainability challenges include the following themes:
Development, Poverty and Health

•	Promoting economic development, income generation and poverty reduction

•	Improving quality of life in poor households and communities

•	Supporting agricultural innovation and food security

•	Providing access to safe medicines and low-cost health care

•	Expanding digital access and mobile communications for underserved communities and populations
Environment and Climate Change

•	Mitigating and adapting to climate change and other environmental challenges

•	Enhancing access to clean water and sanitation infrastructure
Rights and Governance

•	Respecting human rights, labor rights, and Indigenous Peoples’ rights in local communities/workplaces

•	Fostering gender equity and diversity in workplaces and local communities

•	Overcoming corruption through transparency and improved governance
In addition to evaluating companies according to these criteria, investments are also evaluated according to the Fund’s threshold responsibility standards with respect to tobacco, weapons and human rights. The Fund has the following threshold responsibility standards which are applied in determining whether a security qualifies as an investment for the Fund:

•	The Fund will seek to avoid investing in companies that manufacture tobacco products.

•	The Fund will seek to avoid investing in companies that manufacture, design or sell weapons or the critical components of weapons that violate international humanitarian law.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 77

•	The Fund will critically evaluate companies that significantly support governments that are under U.S. or international sanction for grave human rights abuses such as genocide or forced labor.
In addition to these threshold responsibility standards, investments will be evaluated and may be excluded for extraordinary events and controversial issues that may adversely affect a company’s reputation, operations and/or “social license” to operate.
As a matter of practice, evaluation of a particular company in the context of this strategy will involve subjective judgment by Calvert and the Subadvisor. All sustainable and socially responsible investment criteria may be changed by the Board of Directors without shareholder approval.
Shareholder Advocacy and Corporate Responsibility
As each Fund’s Advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert uses strategic engagement and shareholder advocacy to encourage positive change in companies in virtually every industry, both to establish certain commitments and to encourage concrete progress. Calvert’s activities may include but are not limited to:
Dialogue with companies
Calvert may initiate dialogue with company management as part of its sustainability research process. After a Fund has become a shareholder, Calvert may continue its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management’s successes and challenges and presses for improvement on issues of concern.
Proxy voting
As a shareholder in the various portfolio companies, the Fund is guaranteed an opportunity each year to express its views on issues of corporate governance and sustainability at annual stockholder meetings. Calvert votes all proxies consistent with the sustainable and socially responsible investment criteria of the Fund.
Shareholder resolutions
Calvert proposes resolutions on a variety of sustainability and social responsibility issues. It files shareholder resolutions to help establish dialogue with corporate management and to encourage companies to take action. In most cases, Calvert’s efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one of its shareholder resolutions resulted in a company’s first-ever disclosure of its equal employment policies, programs and workforce demographics.
Calvert Asset Allocation Funds
(Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund)
Investment Selection Process; Sustainable and Socially Responsible Investment Criteria
Each Fund is a “fund of funds” that seeks to achieve its investment objective by investing in a portfolio of underlying Calvert fixed-income and equity funds that meets the Fund’s investment criteria, including financial, sustainability and social responsibility factors. Investments for each underlying fund are selected for financial soundness and evaluated according to the Fund’s sustainable and socially responsible investment criteria or responsible investment principles, as applicable.
In addition, each Fund may invest in cash and short-term money market instruments and, to a limited extent, in ETFs in order to facilitate the periodic rebalancing of the Fund’s portfolio to maintain its target asset allocation, to make tactical asset allocations and to assist in managing cash. The cash, short-term money market instruments, and ETFs in which a Fund may invest will not be subject to the sustainable and socially responsible investment criteria or responsible investment principles that are applicable to the underlying funds. In addition, the ETFs in which a Fund may invest may hold securities of companies or entities that the Fund could not invest in directly as a result of the application of the underlying funds’ sustainable and socially responsible investment criteria or responsible investment principles, as applicable. The principal purpose of investing in ETFs is not to meet the sustainable and socially responsible investment criteria or the responsible investment principles of the underlying funds, but rather to help the Fund meet its investment objective by obtaining market exposure to its target asset allocation.
Each Fund’s investment criteria include the sustainable and socially responsible investment criteria or the responsible investing principles of the underlying Calvert Funds in which the Fund invests.
Special Investment Programs
As part of Calvert’s and Fund shareholders’ ongoing commitment to providing and fostering innovative initiatives, certain Funds may invest a small percentage of their respective assets through special investment programs that are non-principal investment strategies pioneered by Calvert – High Social Impact Investments, Special Equities, and the Calvert Manager Discovery Program.
Calvert International Equity Fund and Calvert International Opportunities Fund have limits on investments in U.S. companies of 5% and 10% of net assets, respectively; these percentages exclude High Social Impact Investments and Special Equities investments.

78 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

High Social Impact Investments
(All Funds except Calvert Large Cap Core Portfolio, Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund)
High Social Impact Investments is a program that targets a percentage of a Fund’s net assets (up to 3% for each of Calvert Capital Accumulation Fund, Calvert International Equity Fund, Calvert International Opportunities Fund, Calvert Global Energy Solutions Fund and Calvert Emerging Markets Equity Fund, and up to 1% for each of the other Funds listed above). High Social Impact Investments offer a rate of return below the then-prevailing market rate and present attractive opportunities for furthering the Funds’ sustainable and socially responsible investment criteria.
Consistent with the Calvert Global Water Fund’s strategy of focusing on water-related resources, High Social Impact Investments for that Fund shall be made in water-related initiatives.
These investments may be either debt or equity investments. These types of investments are illiquid. High Social Impact debt investments are unrated and below-investment grade, and involve a greater risk of default or price decline than investment grade securities. The Funds believe that these investments have a significant sustainability and social responsibility return through their impact in our local communities.
Each Fund’s High Social Impact Investments are fair valued by a fair value team consisting of officers of the Fund and of the Fund’s Advisor, as determined in good faith under consistently applied valuation procedures adopted by the Fund’s Board and under the ultimate supervision of the Board. See “How Shares Are Priced” in this Prospectus. Each Fund’s High Social Impact Investments can be made through direct investments, or placed through intermediaries, such as the Calvert Social Investment Foundation (as discussed below).
Pursuant to an exemptive order issued by the SEC, the Funds may invest those assets allocated for investment through the High Social Impact Investments program with the purchase of Community Investment Notes issued by the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from the Funds and Calvert Investments, Inc., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets in non-profit or not-for-profit community development organizations, community development banks, cooperatives and social enterprises that focus on low income housing, economic development, business development and other social and environmental considerations in urban and rural communities that may lead to a more just and sustainable society in the U.S. and around the globe.
The Funds may also invest in high social impact issuers through social enterprises in conjunction with the Special Equities investment program (see “Special Equities” below).
Special Equities
(All Funds except Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund)
Each Fund may invest in the Special Equities investment program, which allows the Fund to promote especially promising approaches to sustainable and socially responsible investment goals through privately placed investments. Special Equities investments are limited to 3% of each Fund’s net assets
Special Equities investments are generally venture capital, privately-placed investments in small, untried enterprises. These include pre-IPO companies and private funds, including limited partnerships. Most Special Equities investments are expected to have a projected market-rate risk-adjusted return. A small percentage of the program may be invested in Social Enterprises, issues that have a projected below-market risk-adjusted rate of return, but are expected to have a high degree of positive impact on societal change. The Special Equities Committee of each Fund identifies, evaluates, and selects the Special Equities investments. Special Equities involve a high degree of risk and are all subject to liquidity, information and transaction risk. Special Equities foreign investments are also subject to foreign securities risk, while Special Equities debt securities, which are generally below-investment grade, are also subject to credit risk. The risks associated with a Special Equities investment may cause the value of the investment to decline below its cost and, in some instances, to lose its value entirely.
Pursuant to approval by each Fund’s Board of Trustees/Directors, each Fund has retained Daryn Dodson and Jeremy Sookhoo as consultants to provide investment research for the Special Equities Program.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 79

Manager Discovery Program
As part of the ongoing commitment of Calvert to promote equal opportunity, Calvert has introduced the Manager Discovery Program. The program allocates up to 5% of a Fund’s net assets to strong-performing yet often overlooked minority and women-owned money management firms. These firms must have a proven track record and investment discipline that mirror the investment objectives of a Fund. The Manager Discovery Program seeks to bring a dynamic new perspective to a Fund, while maintaining Calvert’s long-standing commitment to seeking financial performance and societal impact. No firm currently participates in the program.
MANAGEMENT OF FUND INVESTMENTS
About Calvert
Calvert Investment Management, Inc. (Calvert or the Advisor), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the investment advisor for the Funds and each underlying fund in which the Asset Allocation Funds invest. Calvert provides the Funds and each underlying fund with investment supervision and management and office space, furnishes executive and other personnel to the Funds and each underlying fund, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. As of December 31, 2015, Calvert was the investment advisor for 42 mutual fund portfolios and had over $12 billion in assets under management.
More Information About the Advisor, Subadvisors and Portfolio Managers
Additional information is provided below regarding each individual and/or member of a team who is employed by or associated with the Advisor and respective Subadvisor (if any) of each Fund, and who is primarily (and jointly, as applicable) responsible for the day-to-day management of the Fund (each a “Portfolio Manager”). The respective Fund’s SAI provides additional information about each Portfolio Manager’s management of other accounts, compensation and ownership of securities in the Fund.
Calvert Balanced Portfolio
Calvert Investment Management, Inc.
See “About Calvert” above.
Allocation of Assets

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Vishal Khanduja, CFA
Mr. Khanduja is Vice President and Head of Taxable Fixed Income at Calvert and has been a member of the Calvert Taxable Fixed Income Team since July 2012. He also serves on the Calvert Fixed Income Strategy Committee. He previously worked at Columbia Management as Portfolio Manager – Global Rates and Currency Team (2009 - 2012).
Co-Portfolio Manager (Asset Allocation)
Joshua Linder, CFA	November 2015 – present: Portfolio Manager, Calvert January 2014 – October 2015: Assistant Portfolio Manager, Calvert 2011 – 2013: Equity Analyst, Calvert.	Co-Portfolio Manager (Asset Allocation)
Equity Investments

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Joshua Linder, CFA	November 2015 - present: Portfolio Manager, Calvert January 2014 - October 2015: Assistant Portfolio Manager, Calvert 2011 - 2013: Equity Analyst, Calvert	Co-Portfolio Manager (Equity Investments)
Christopher Madden, CFA	November 2015 - present: Portfolio Manager, Calvert October 2010 - October 2015: Senior Equity Analyst, Calvert	Co-Portfolio Manager (Equity Investments)
Kurt Moeller, CFA	November 2015 - present: Portfolio Manager, Calvert December 2014 - October 2015: Senior Equity Analyst, Calvert May 2010 - December 2014: Senior Equity Analyst, del Rey Global Investors, LLC	Co-Portfolio Manager (Equity Investments)
Jade Huang	November 2015 - present: Portfolio Manager, Calvert 2010 - October 2015: Senior Equity Analyst, Calvert 2006 - 2010: Equity Analyst, Calvert	Co-Portfolio Manager (Equity Investments)

80 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

Fixed-Income Investments

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Vishal Khanduja, CFA
Mr. Khanduja is Vice President and Head of Taxable Fixed Income at Calvert and has been a member of the Calvert Taxable Fixed Income Team since July 2012. He also serves on the Calvert Fixed Income Strategy Committee. He previously worked at Columbia Management as Portfolio Manager – Global Rates and Currency Team (2009 - 2012).
Co-Portfolio Manager
Matthew Duch	Mr. Duch is Vice President at Calvert and has been a Portfolio Manager on the Calvert Taxable Fixed Income Team since 2006. He also serves on the Calvert Fixed Income Strategy Committee.	Co-Portfolio Manager
Mauricio Agudelo	Mr. Agudelo has been a member of the Calvert Taxable Fixed Income Team since 2004 (Portfolio Manager since 2009).	Co-Portfolio Manager
Brian S. Ellis, CFA
Mr. Ellis has been a member of the Calvert Taxable Fixed Income Team since May 2012 as Fixed Income Risk Analyst (Senior Fixed Income Risk Analyst from August 2013 to December 2014) and then Portfolio Manager in January 2015. He also serves on the Calvert Fixed Income Strategy Committee. Prior to May 2012, Mr. Ellis served at Calvert as a Business Analyst.
Co-Portfolio Manager
Calvert Equity Portfolio
Atlanta Capital Management Company, LLC (Atlanta Capital), 1075 Peachtree Street, Suite 2100, Atlanta, GA 30309, has managed the assets of the Fund since September 1998. Atlanta Capital had over $16.1 billion in assets under management as of December 31, 2015.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Richard B. England, CFA	Managing Director, Portfolio Manager, and member of Management Committee, Atlanta Capital.	Portfolio Manager
Joseph B. Hudepohl, CFA
June 2015 - present: Managing Director, and Portfolio Manager, Atlanta Capital.
June 2013 - May 2015: Managing Director and Portfolio Manager, Logan Circle Partners, L.P., a division of Fortress Investment Group LLC.
1997 - June 2013: Various positions including Managing Director, Portfolio Manager, Co-Head of the Large Cap Growth Team, Goldman Sachs Asset Management.
Portfolio Manager
Lance V. Garrison, CFA	June 2015 - present: Vice President, Portfolio Manager, Atlanta Capital. 2007 - June 2015: Vice President, Research Analyst, Atlanta Capital.	Portfolio Manager
Jeffrey A. Miller, CFA
June 2015 - Present: Vice President, Portfolio Manager, Atlanta Capital.
August 2014 - May 2015: Vice President, Research Analyst, Atlanta Capital.
April 2011- July 2014: Portfolio Manager and Analyst, Crawford Investment Counsel.
1999 - April 2011: Global Technology Analyst, Institutional Capital Corporation.
Portfolio Manager
Robert R. Walton, Jr., CFA	June 2015 - Present: Vice President, Portfolio Manager, Atlanta Capital. 1999 - May 2015: Vice President, Research Analyst, Atlanta Capital.	Portfolio Manager
Calvert Large Cap Core Portfolio
Calvert Investment Management, Inc.
See “About Calvert” above.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Joshua Linder, CFA	November 2015 - present: Portfolio Manager, Calvert January 2014 - October 2015: Assistant Portfolio Manager, Calvert 2011 - 2013: Equity Analyst, Calvert	Co-Portfolio Manager
Christopher Madden, CFA	November 2015 - present: Portfolio Manager, Calvert October 2010 - October 2015: Senior Equity Analyst, Calvert	Co-Portfolio Manager
Kurt Moeller, CFA	November 2015 - present: Portfolio Manager, Calvert December 2014 - October 2015: Senior Equity Analyst, Calvert May 2010 - December 2014: Senior Equity Analyst, del Rey Global Investors, LLC	Co-Portfolio Manager
Jade Huang	November 2015 - present: Portfolio Manager, Calvert 2010 - October 2015: Senior Equity Analyst, Calvert 2006 - 2010: Equity Analyst, Calvert	Co-Portfolio Manager

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 81

Calvert Capital Accumulation Fund
New Amsterdam Partners LLC (New Amsterdam), 475 Park Avenue South, 20th Floor, New York, New York 10016, has managed the assets of the Fund since September 2005. New Amsterdam had over $1.1 billion in assets under management as of December 31, 2015.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Michelle Clayman, CFA	New Amsterdam – Ms. Clayman founded the firm in 1986	Portfolio Manager
Nathaniel Paull, CFA	New Amsterdam – Senior Portfolio Manager	Portfolio Manager
Calvert International Equity Fund
Calvert Investment Management, Inc.
See “About Calvert” above.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Joshua Linder, CFA	November 2015 - present: Portfolio Manager, Calvert January 2014 - October 2015: Assistant Portfolio Manager, Calvert 2011 - 2013: Equity Analyst, Calvert	Co-Portfolio Manager
Christopher Madden, CFA	November 2015 - present: Portfolio Manager, Calvert October 2010 - October 2015: Senior Equity Analyst, Calvert	Co-Portfolio Manager
Kurt Moeller, CFA	November 2015 - present: Portfolio Manager, Calvert December 2014 - October 2015: Senior Equity Analyst, Calvert May 2010 - December 2014: Senior Equity Analyst, del Rey Global Investors, LLC	Co-Portfolio Manager
Jade Huang	November 2015 - present: Portfolio Manager, Calvert 2010 - October 2015: Senior Equity Analyst, Calvert 2006 - 2010: Equity Analyst, Calvert	Co-Portfolio Manager
Calvert International Opportunities Fund
Advisory Research, Inc. (ARI), 180 N. Stetson Avenue, Suite 5500, Chicago, IL 60601, has managed an allocation of Fund’s assets since September 2011. ARI is a Delaware corporation and was founded in 1974. ARI had over $9.4 billion in assets under management as of December 31, 2015, primarily in equity, both domestic and international.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Jonathan P. Brodsky	Managing Director, ARI; member of ARI Investment Team	Portfolio Manager, Research Analyst
Drew Edwards	2013 - present: Managing Director, ARI; member of ARI Investment Team 2008 - 2012: Vice President, ARI, member of ARI Investment Team	Portfolio Manager
Marco P. Priani, CFA, CPA, FRM	2013 - present: Managing Director, ARI; member of ARI Investment Team 2006 - 2012: Vice President, ARI; member of ARI Investment Team	Portfolio Manager
Trilogy Global Advisors, LP (Trilogy), 1114 Avenue of the Americas, 28th Floor, New York, NY, 10036, has managed an allocation of the Fund’s assets since September 2011. Trilogy is a Delaware limited partnership and has been in business since 1999. Trilogy manages global, international and emerging markets equities with over $9.2 billion in assets under management as of December 31, 2015.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
William Sterling, Ph.D.	Chief Investment Officer and Senior Portfolio Manager, Trilogy. Mr. Sterling has guided the firm since its inception in 1999.	Senior Portfolio Manager
Gregory J. Gigliotti	Managing Director and Senior Portfolio Manager, Trilogy. Responsible for day-to-day management of Trilogy’s client portfolios.	Senior Portfolio Manager
Pablo Salas	Managing Director and Senior Portfolio Manager, Trilogy. Responsible for the management of Trilogy’s emerging markets equity portfolios.	Senior Portfolio Manager
Jessica Reuss, CFA	Product Specialist and Portfolio Manager, Trilogy. Responsible for global research coverage in the consumer discretionary and consumer staples sectors.	Portfolio Manager
David Runkle, Ph.D., CFA	Director of Quantitative Research, Portfolio Manager, Trilogy. Responsible for Trilogy’s quantitative research efforts.	Portfolio Manager

82 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

Calvert Small Cap Fund
Calvert Investment Management, Inc.
See “About Calvert” above.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Joshua Linder, CFA	November 2015 - present: Portfolio Manager, Calvert January 2014 - October 2015: Assistant Portfolio Manager, Calvert 2011 - 2013: Equity Analyst, Calvert	Co-Portfolio Manager
Christopher Madden, CFA	November 2015 - present: Portfolio Manager, Calvert October 2010 - October 2015: Senior Equity Analyst, Calvert	Co-Portfolio Manager
Kurt Moeller, CFA	November 2015 - present: Portfolio Manager, Calvert December 2014 - October 2015: Senior Equity Analyst, Calvert May 2010 - December 2014: Senior Equity Analyst, del Rey Global Investors, LLC	Co-Portfolio Manager
Jade Huang	November 2015 - present: Portfolio Manager, Calvert 2010 - October 2015: Senior Equity Analyst, Calvert 2006 - 2010: Equity Analyst, Calvert	Co-Portfolio Manager
Calvert Global Energy Solutions Fund and Calvert Global Water Fund
Kleinwort Benson Investors International, Ltd. (KBI), 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, Ireland, has managed the assets of Calvert Global Energy Solutions Fund since inception in May 2007 and Calvert Global Water Fund since inception in September 2008. KBI is wholly-owned by Kleinwort Benson Investors Dublin Ltd., which is a wholly-owned subsidiary of Kleinwort Benson Group Ltd. KBI’s ultimate parent is BHF Kleinwort Benson Group SA. KBI had over $7.9 billion in assets under management as of December 31, 2015.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Treasa Ni Chonghaile	Equity Portfolio Management, KBI	Portfolio Manager, Calvert Global Energy Solutions Fund
Colm O’Connor	Equity Portfolio Management, KBI	Portfolio Manager, Calvert Global Energy Solutions Fund
Catherine Ryan	Portfolio Manager, KBI	Portfolio Manager, Calvert Global Water Fund
Matthew Sheldon, CFA	2011 - present: Portfolio Manager, KBI 2007 - 2011: Investment Analyst, Water Asset Management	Portfolio Manager, Calvert Global Water Fund
Calvert Emerging Markets Equity Fund
Hermes Investment Management Limited (Hermes), Lloyds Chambers, 1 Portsoken Street, London E1 8HZ, United Kingdom, has managed the assets of the Fund since the Fund’s inception in October 2012.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Gary Greenberg, CFA
July 2011 - present: Lead Portfolio Manager for Emerging Markets Team, Hermes
2010 - July 2011: Portfolio Manager for Emerging Markets Team, Hermes
2007 - 2010: Managing Partner at Silkstone Capital Management LLP
Lead Portfolio Manager
Elena Tedesco, CFA	July 2011 - present: Portfolio Manager (Eastern Europe, Middle East and Africa) for Emerging Markets, Team, Hermes 2007 - June 2011: Analyst for Emerging Markets Team, Hermes	Co-Portfolio Manager

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 83

Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund
Calvert Investment Management, Inc.
See “About Calvert” above.
Management of each Fund’s portfolio is the responsibility of the Calvert Asset Allocation Committee (“Allocation Committee”).

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Joshua Linder, CFA	November 2015 - present: Portfolio Manager, Calvert January 2014 - October 2015: Assistant Portfolio Manager, Calvert 2011 - 2013: Equity Analyst, Calvert	Co-Portfolio Manager, Allocation Committee Member
John P. Nichols, CFA	Vice President – Equities, primarily working on Calvert’s subadvisor oversight process.	Co-Portfolio Manager, Allocation Committee Member
Vishal Khanduja, CFA
Mr. Khanduja is Vice President and Head of Taxable Fixed Income at Calvert and has been a member of the Calvert Taxable Fixed Income Team since July 2012. He also serves on the Calvert Fixed Income Strategy Committee. He previously worked at Columbia Management as Portfolio Manager – Global Rates and Currency Team (2009 - 2012).
Co-Portfolio Manager, Allocation Committee Member
Brian S. Ellis, CFA
Mr. Ellis has been a member of the Calvert Taxable Fixed Income Team since May 2012 as Fixed Income Risk Analyst (Senior Fixed Income Risk Analyst from August 2013 to December 2014) and then Portfolio Manager in January 2015. He also serves on the Calvert Fixed Income Strategy Committee. Prior to May 2012, Mr. Ellis served at Calvert as a Business Analyst.
Co-Portfolio Manager, Allocation Committee Member
Calvert and each Fund have obtained an exemptive order from the SEC to permit Calvert and the applicable Fund, pursuant to approval by the Fund’s Board of Trustees/Directors, to enter into and materially amend contracts with the Fund’s Subadvisor, if any (that is not an “affiliated person” as defined under the Investment Company Act of 1940, as amended (the “1940 Act”)) without shareholder approval. See “Investment Advisor and Subadvisors” in the respective Fund’s SAI for further details.
Advisory Fees
The table below shows the annual advisory fee paid by each Fund (other than the Asset Allocation Funds) for the most recent fiscal year as a percentage of that Fund’s average daily net assets. This figure is the total of all advisory fees (paid to Calvert) and subadvisory fees, if any, paid directly by the Fund. (Subadvisory fees paid by Calvert to a Subadvisor are reflected in the total advisory fees paid by the Fund to Calvert.) The advisory fee does not include administrative fees.
Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund do not pay advisory fees to Calvert for performing investment advisory services. Calvert, however, does receive advisory fees from managing the underlying Calvert funds, a portion of which are paid indirectly by the Asset Allocation Funds. For the most recent fiscal year, each Asset Allocation Fund paid an administrative fee of 0.15% of the Fund’s average daily net assets to Calvert Investment Administrative Services, Inc., an affiliate of the Advisor.

Advisory Fee
Calvert Balanced Portfolio	0.40%
Calvert Equity Portfolio	0.48%[1]
Calvert Large Cap Core Portfolio	0.50%[2]
Calvert Capital Accumulation Fund	0.65%
Calvert International Equity Fund	0.74%
Calvert International Opportunities Fund	0.75%
Calvert Emerging Markets Equity Fund	0.95%
Calvert Small Cap Fund	0.70%
Calvert Global Energy Solutions Fund	0.95%
Calvert Global Water Fund	0.87%[3]
1 The contractual advisory fees paid were 0.49%; the Advisor voluntarily waived 0.01% in advisory fees.
2 The contractual advisory fee is 0.60%; the Advisory voluntarily waived 0.10% in advisory fees.
3 Effective January 1, 2016, the advisory fee is 0.75% of the Fund’s average daily assets for the first $250,000,000 and 0.70% of the Fund’s average daily assets over $250,000,000.
A discussion regarding the basis for the approval by the Funds’ Board of Trustees/Directors of the investment advisory agreement and any applicable subadvisory agreement with respect to each Fund is available in the most recent Semi-Annual Report of the respective Fund covering the fiscal period that ends on March 31 each year.

84 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

Consulting Fees
(Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund)
Morningstar Investment Management LLC (“Morningstar”) serves as an asset allocation consultant and provides guidance on maintaining an optimal allocation strategy for the Asset Allocation Funds. Morningstar reviews portfolio allocations on a quarterly basis and reports results and recommendations to the Calvert Asset Allocation Committee. Each Asset Allocation Fund pays Morningstar an annual fee of 0.05% of the Fund’s average daily net assets as compensation for such consulting services. Morningstar is located at 225 North Michigan Avenue, Suite 700, Chicago, Illinois 60601.
SHAREHOLDER INFORMATION
For more information on buying and selling shares, please contact your financial professional or Calvert’s client services department at 800-368-2748.
How to Buy Shares
Getting Started – Before You Open an Account
You have a few decisions to make before you open an account in a mutual fund. First, decide which fund or funds best suits your needs and your goals.
Second, decide what kind of account you want to open. Calvert offers individual, joint, trust, Uniform Gifts/Transfers to Minor Accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, Qualified Profit-Sharing and Money Purchase Plans, SIMPLE IRAs, SEP-IRAs, and several other types of accounts.
Then, decide which Class of shares is best for you. You should make this decision carefully, based on:

•	the amount you wish to invest;

•	the length of time you plan to keep the investment;

•	the Class expenses; and

•	whether you qualify for any reduction or waiver of sales charges.
Each investor’s financial considerations are different. You should consult with your financial intermediary to discuss which Class of shares is best for you.
Choosing a Share Class
The following chart lists the different Classes of shares offered by each Fund and the Classes offered by the Fund in this prospectus. Class I ($1 million minimum) for certain Funds is offered in a separate prospectus. Calvert Investment Distributors, Inc. (“CID”) is the Funds’ distributor.

Fund	Classes Offered by Fund	Classes of Fund Offered in this Prospectus
Calvert Balanced Portfolio	Four classes (Class A, C, I and Y)	Class A, C and Y
Calvert Equity Portfolio
Calvert Large Cap Core Portfolio
Calvert Capital Accumulation Fund
Calvert International Equity Fund
Calvert International Opportunities Fund
Calvert Small Cap Fund
Calvert Global Energy Solutions Fund
Calvert Global Water Fund
Calvert Emerging Markets Equity Fund
Calvert Conservative Allocation Fund	Two classes (Class A and C)	Class A and C
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 85

This chart shows the difference in the Classes and the general types of investors who may be interested in each Class. The sales charge you pay may differ slightly from the sales charge rate shown below due to rounding calculations.
Class A Shares: Front-End Sales Charge

Investor Type	For all investors, particularly those investing $50,000 or more (which qualifies for a reduced sales charge), or who plan to hold the shares for a substantial period of time.
Initial Sales Charge
Sales charge on each purchase of 4.75% or less, depending on the amount you invest. Purchases of Class A shares for accounts with $1 million or more are not subject to front-end sales charges, but may be subject to a 0.80% contingent deferred sales charge on shares sold (redeemed) within one year of purchase. See “Contingent Deferred Sales Charge” below in this chart.

Contingent Deferred Sales Charge	None (except that an 0.80% contingent deferred sales charge may apply to certain redemptions for accounts with $1 million or more for which no sales charge was paid).
Distribution and/or Service Fees	Class A shares have an annual 12b-1 fee of up to 0.50%.
Other	Class A shares have lower annual expenses than Class C due to a lower 12b-1 fee.
Class C Shares: Deferred Sales Charge for One Year

Investor Type	For investors who prefer not to pay a front-end sales charge and/or who are unsure of the length of their investment.
Initial Sales Charge	None
Contingent Deferred Sales Charge	If you sell shares within one year, then you will pay a deferred sales charge of 1.00% at that time.
Distribution and/or Service Fees	Class C shares have an annual 12b-1 fee of 1.00%.
Other	The expenses of this Class are higher than Class A because of the higher 12b-1 fee. There is no conversion to Class A.
Class Y Shares: No Sales Charge

Investor Type
Generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. A party must enter into an agreement with CID to offer Class Y shares to its clients.

Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Service Fees	Class Y shares have no 12b-1 fee.
Other	Class Y shares have lower annual expenses than Class A, B and C because Class Y has no 12b-1 fee.
Class A
(All Funds)
If you choose Class A, you will pay a front-end sales charge at the time of each purchase. This table shows the charges both as a percentage of offering price and as a percentage of the amount you invest. The term “offering price” includes the front-end sales charge. If you invest more, the percentage rate of sales charge will be lower. For example, if you invest more than $50,000 but less than $100,000 in Calvert Balanced Portfolio, or if the value in your account is more than $50,000 but less than $100,000,* then the sales charge is reduced to 3.75%. There is no initial sales charge on shares acquired through reinvestment of dividends or capital gain distributions.

86 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

Your investment in Class A shares	Sales Charge % of offering price	% of Amt. Invested
Less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	3.75%	3.90%
$100,000 but less than $250,000	2.75%	2.83%
$250,000 but less than $500,000	1.75%	1.78%
$500,000 but less than $1,000,000	1.00%	1.01%
$1,000,000 and over	None**	None**

* This is called “Rights of Accumulation.” The sales charge is calculated by taking into account not only the dollar amount of the new purchase of shares, but also the current value of shares you have previously purchased in Calvert Funds that impose sales charges.
** Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid by CID are subject to a one-year CDSC of 0.80%. The Class A front-end sales charge may be waived for certain purchases or investors, such as participants in certain group retirement plans or other qualified groups and clients of certain investment advisers. See “Reduced Sales Charges” in this Prospectus.

Class C
(All Funds)
If you choose Class C, there is no front-end sales charge as there is with Class A, but if you sell the shares within the first year, you will have to pay a 1% CDSC. Class C may be a good choice for you if you prefer not to pay a front-end sales charge and/or are unsure of the length of your investment. There is no CDSC on shares acquired through reinvestment of dividends or capital gain distributions.
Shares that are not subject to the CDSC will be redeemed first, followed by shares you have held the longest. The CDSC is calculated by determining the share value at both the time of purchase and redemption and then multiplying whichever value is less by the percentage that applies as shown above. If you choose to sell only part of your shares, the capital appreciation for those shares only is included in the calculation, rather than the capital appreciation for the entire account.
The CDSC on Class C Shares will be waived if the shares were sold by a broker/dealer that has an agreement with CID to sell such shares for omnibus retirement account platforms and without a CDSC upon the redemption of the shares. For more information on the agreement, see “Service Fees and Arrangements with Broker/Dealers,” below. Ask your broker/dealer if this CDSC waiver applies to you (generally, applicable only to 401(k) and 403(b) platforms).
Class Y
(All Funds Except Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund)
Class Y shares are sold without any initial sales load or CDSC.
Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. A party must enter into an agreement with CID to offer Class Y shares to its clients.
Reduced Sales Charges
You may qualify for a reduced sales charge (sales load breakpoints/discount) through several purchase plans available. You must notify your broker/dealer or the Fund at the time of purchase to take advantage of the reduced sales charge. If you do not let your broker/dealer or Fund know that you are eligible for a reduction, you may not receive a reduced sales charge to which you are otherwise entitled. In order to determine your eligibility to receive a reduced sales charge, it may be necessary for you to provide your broker/dealer or Fund with information and records, including account statements, of all relevant accounts invested in Calvert Funds. Information regarding sales load breakpoints/discounts is also available on Calvert’s website at www.calvert.com.
Rights of Accumulation can be applied to several accounts
In determining the applicable Class A sales load breakpoints/discount, you may take into account the current value of your existing holdings of any class, including shares held by your family group or other qualified group* and through your retirement plan(s). In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your broker/dealer or Fund with information and records, including account statements, of all relevant accounts invested in Calvert Funds. Shares could then be purchased at the reduced sales charge which applies to the entire group; that is, the current value of shares previously purchased and currently held by all the members of the group.
______________________________________
*A “family group” includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts and estates on which such persons are signatories.
A “qualified group” is one which (i) h as been in existence for more than six months, (ii) has a purpose other than acquiring shares at a discount, and (iii) satisfies un iform criteria which enable CID and broker/dealers offering shares to realize economies of scale in distributing such shares. A qualified group must have more than 10 members, must be available to arrange for group meetings

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 87

between representatives of CID or broker/dealers distributing shares, and must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to CID or broker/dealers.
Statement of Intention
You may reduce your Class A sales charge by establishing a statement of intention (“Statement”). A Statement allows you to combine all Calvert Funds purchases of all share classes you intend to make over a 13-month period to determine the applicable sales charge.
A portion of your account will be held in escrow to cover additional Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction. The Transfer Agent will hold in escrow Fund shares (computed to the nearest full share) equal to 5% of the dollar amount specified in the Statement. All dividends and any capital gains distribution on the escrowed shares will be credited to your account.
If the total minimum investment specified under the Statement is completed within a 13-month period, escrowed shares will be promptly released to you. However, shares acquired during the 13-month period but sold prior to the completion of the investment commitment will not be included for purposes of determining whether the investment commitment has been satisfied.
Upon expiration of the Statement period, if the total purchases pursuant to the Statement are less than the amount specified in the Statement as the intended aggregate purchase amount, CID will debit the difference between the lower sales charge you paid and the dollar amount of sales charges which you would have paid if the total amount purchased had been made at a single time from your account. Full shares, if any, remaining in escrow after this adjustment will be released and, upon request, remitted to you.
The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.
Your first purchase of shares at a reduced sales charge under a Statement indicates acceptance of these terms.
Retirement Plans Under Section 457, Section 403(b)(7), or Section 401(k)
There is no sales charge on shares purchased for the benefit of a retirement plan under section 457 of the Code. There is also no sales charge on shares purchased for the benefit of a retirement plan qualifying under section 403(b) or 401(k) of the Code if, at the time of purchase: (i) Calvert has been notified in writing that the 403(b) or 401(k) plan has at least 300 eligible employees and is not sponsored by a K-12 school district; or (ii) the cost or current value of shares a 403(b) or 401(k) plan has in Calvert Funds is at least $1 million. These sales charge waivers do not apply to traditional, commission-based brokerage arrangements.
Neither the Funds, nor CID, nor any affiliate of CID will reimburse a plan or participant for any sales charges paid prior to receipt and confirmation by CID of such required written communication. Plan administrators should send requests for the waiver of sales charges based on the above conditions to: Calvert Retirement Plans, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.
College Savings Plans under Section 529
There is no sales charge on shares purchased for the D.C. College Savings Plan if, at the time of purchase, the owner of the savings plan account is: (i) a District of Columbia resident, or (ii) a participant in payroll deduction to the D.C. College Savings Plan of a business with at least 300 employees.
Other Circumstances
There is no sales charge on shares of any Calvert Fund sold to or constituting the following:

•
current or retired Directors, Trustees, or Officers of the Calvert Funds or Calvert and its affiliates; employees of Calvert and its affiliates; or their family members (see definition of “family group” under “Reduced Sales Charges,” above);

•	directors, officers, and employees of any subadvisor for the Calvert Funds, employees of broker/dealers distributing the Fund’s shares and family members of the subadvisor, or broker/dealer;

•	purchases made through a registered investment advisor (does not apply to clients in traditional, commission-based brokerage arrangements);

•
trust departments of banks or savings institutions for trust clients of such bank or institution where such trust department purchases Fund shares in a trustee, fiduciary or advisory capacity (does not apply to clients in traditional, commission-based brokerage arrangements);

•
clients of financial intermediaries who have self-directed brokerage accounts that may or may not charge transaction fees to customers. Such shares are only available through self-directed brokerage service platforms or similar sales channels in which commissions customarily are not imposed;

•
purchases through a broker/dealer maintaining an omnibus account with a Fund, provided the purchases are made by: (a) registered investment advisors (does not apply to clients in traditional, commission-based brokerage arrangements); or (b) retirement or deferred compensation plans and trusts used to fund those plans established under sections 401(a), 401(k), 403(b) or 457 of the Code, and “rabbi trusts” (does not apply to clients in traditional, commission-based brokerage arrangements); and

88 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

•
the portion of any direct rollover from a participant’s employer-sponsored retirement plan account or direct transfer from a 403(b) plan account to a Calvert IRA with Calvert or its agent as the custodian that is funded by the sale immediately prior to the rollover/transfer of Calvert Fund shares held in the plan account, provided that documentation accompanies the rollover/ transfer instruction that reasonably supports this funding source requirement.

Established Accounts
You may purchase shares of Calvert Balanced Portfolio at net asset value if your account was established on or before July 17, 1986. To take advantage of this sales charge waiver, you must purchase shares directly from Calvert and notify Calvert at the time of purchase. If you do not let Calvert know that you are eligible, you may not receive this sales charge waiver to which you are otherwise entitled. In order to determine your eligibility, it may be necessary for you to provide Calvert with information and records, including account statements.
Dividends and Capital Gain Distributions from other Calvert Funds
You may prearrange to have your dividends and capital gain distributions from a Calvert Fund automatically invested in another Calvert Fund account with no additional sales charge.
Purchases Made at Net Asset Value (“NAV”)
If you make a purchase at NAV, you may exchange shares in that amount to another Calvert Fund without incurring a sales charge.
Reinstatement Privilege (Class A )
Subject to the Funds’ market timing policy, if you redeem Class A shares and then within 90 days decide to reinvest in any Calvert Fund, you may reinvest in Class A of the Fund at the NAV next computed after the reinvestment order is received, without a sales charge.
Distribution and Service Fees
Each Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares (except with respect to Class Y, which has no Rule 12b-1 plan). The distribution plan also allows each Fund to pay service fees to persons (such as your financial professional) for services provided to shareholders. See “Method of Distribution” in the respective Fund’s SAI for further discussion of these services. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Please see “Service Fees and Arrangements with Broker/Dealers” in this Prospectus for more service fee and other information regarding arrangements with broker/dealers.
The following table shows the maximum annual percentage payable under the distribution plan, and the amount actually paid by each Fund for the most recent fiscal year unless otherwise indicated. Fees payable under the distribution plan may be increased to the maximum amount only after approval by the Fund’s Board of Trustees/Directors. The fees are based on average daily net assets by Class.

Maximum Payable under Plan/Amount Actually Paid	Class A	Class C
Calvert Balanced Portfolio	0.35%/0.24%	1.00%/1.00%*
Calvert Equity Portfolio	0.25%/0.25%	1.00%/1.00%*
Calvert Large Cap Core Portfolio	0.25%/0.25%	1.00%/1.00%*
Calvert Capital Accumulation Fund	0.35%/0.25%	1.00%/1.00%*
Calvert International Equity Fund	0.35%/0.25%	1.00%/1.00%*
Calvert International Opportunities Fund	0.50%/0.25%	1.00%/1.00%*
Calvert Small Cap Fund	0.35%/0.25%	1.00%/1.00%*
Calvert Global Energy Solutions Fund	0.50%/0.25%	1.00%/1.00%*
Calvert Global Water Fund	0.50%/0.25%	1.00%/1.00%*
Calvert Emerging Markets Equity Fund	0.50%/0.25%	1.00%/1.00%*
Calvert Conservative Allocation Fund	0.35%/0.25%	1.00%/1.00%*
Calvert Moderate Allocation Fund	0.35%/0.25%	1.00%/1.00%*
Calvert Aggressive Allocation Fund	0.35%/0.25%	1.00%/1.00%*

* For Class C, 0.75% of the Fund’s average daily net assets is paid for distribution services and 0.25% is paid for shareholder services.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 89

Service Fees and Arrangements with Broker/Dealers
CID, each Fund’s distributor, pays broker/dealers a commission, or reallowance (expressed as a percentage of the offering price for Class A, and a percentage of the amount invested for Class C), when you purchase shares of Calvert Funds (except with respect to Class Y). CID also pays broker/dealers an ongoing service fee (except with respect to Class Y) while you own shares of that Fund (expressed as an annual percentage rate of average daily net assets held in Calvert accounts by that dealer). The following table shows the maximum commissions and service fees paid by CID to broker/dealers, which differ depending on the Class.

Maximum Commission/Service Fees	Class A*	Class C**
Calvert Balanced Portfolio	4.00%/0.25%	1.00%/1.00%
Calvert Equity Portfolio	4.00%/0.25%	1.00%/1.00%
Calvert Large Cap Core Portfolio	4.00%/0.25%	1.00%/1.00%
Calvert Capital Accumulation Fund	4.00%/0.25%	1.00%/1.00%
Calvert International Equity Fund	4.00%/0.25%	1.00%/1.00%
Calvert International Opportunities Fund	4.00%/0.25%	1.00%/1.00%
Calvert Small Cap Fund	4.00%/0.25%	1.00%/1.00%
Calvert Global Energy Solutions Fund	4.00%/0.25%	1.00%/1.00%
Calvert Global Water Fund	4.00%/0.25%	1.00%/1.00%
Calvert Emerging Markets Equity Fund	4.00%/0.25%	1.00%/1.00%
Calvert Conservative Allocation Fund	4.00%/0.25%	1.00%/1.00%
Calvert Moderate Allocation Fund	4.00%/0.25%	1.00%/1.00%
Calvert Aggressive Allocation Fund	4.00%/0.25%	1.00%/1.00%

* Class A service fees begin to accrue in the first month after purchase.
** Class C pays broker/dealers a service fee of 0.25% and additional compensation of 0.75% for a total annual percentage rate of 1%. These fees begin to accrue in the 13th month after purchase.

If the selling broker/dealer has an agreement with CID to sell Class C shares for omnibus retirement account platforms and without a CDSC upon the redemption of the shares, CID does not pay the selling broker/dealer a commission but does pay the selling broker/dealer a service fee and additional compensation totaling 1.00%, which may begin in the first month, rather than in the 13th month after purchase.
Additional Payments to Financial Intermediaries
Calvert, CID, or their affiliates may pay, from their own resources, certain broker/dealers and/or other persons, for the sale, marketing and distribution of the securities or for services to a Fund. These amounts may be significant. These payments are generally intended to compensate broker/dealers for certain activities, including the following: promotion of sales of Fund shares, such as placing Calvert Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; building brand awareness and educating a broker/dealer’s sales force about the Calvert Funds; access to senior management and sales representatives of a broker/dealer; and various other promotional efforts and/or costs. Payments to broker/dealers may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment and meals, among other things. In addition, payments may also be made in connection with Calvert’s participation in or support of conferences and other events sponsored, hosted or organized by the broker/dealer. Calvert may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed and/or accounts attributable to a broker/dealer, among other factors, including the quality of the broker/dealer's relationship with Calvert. Calvert determines the amount of these payments in its sole discretion. These payments may create an incentive for a broker-dealer or its representatives to recommend or offer shares of a Fund to its customers. Calvert may benefit from these payments to the extent the broker/dealers sell more Fund shares because Calvert receives greater management and other fees as Fund assets increase. These additional payments are made by Calvert and do not increase the amount paid by shareholders or the Fund. For more specific information about these payments made to your broker/dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional.
Payments may include additional compensation beyond the regularly scheduled rates, and finder’s fees. CID may pay broker/dealers a finder’s fee on Class A shares purchased at NAV in accounts with $1 million or more. Where paid, the finder’s fee is 0.80% of the NAV purchase amount on the first $2 million, 0.64% over $2 million up to $3 million, 0.40% over $3 million up to $50 million, 0.20% over $50 million up to $100 million, and 0.12% over $100 million. If a finder’s fee is paid, and some or all of the purchase is exchanged into another Calvert Fund with a lower finder’s fee within one year, then CID may recoup the difference in the finder’s fee from the broker/dealer. Purchases of shares at NAV for accounts on which a finder’s fee has been paid are subject to a one-year CDSC of up to 0.80% (the finder’s fee actually paid). All payments will be in compliance with the rules of the Financial Industry Regulatory Authority.

90 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

Payments for Subtransfer Agent/Recordkeeping and/or Other Similar Administrative Services
Subtransfer agent/recordkeeping payments may be made by the Fund to financial intermediaries (including affiliates of the Advisor) that provide subtransfer agent/recordkeeping and/or other similar administrative services to certain groups of investors in the Calvert Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs and clients of financial intermediaries that operate in an omnibus environment. Financial intermediaries include broker-dealers, banks, investment advisers and third-party administrators such as retirement plan recordkeepers.
Services provided include but are not limited to the following: transmitting net purchase and redemption orders; maintaining separate records for shareholders that reflect purchases, redemptions and share balances; mailing shareholder confirmations and periodic statements; and furnishing proxy materials and periodic Calvert Fund reports, prospectuses and other communications to shareholders as required.
The amount paid by the Fund for such services varies depending on the share class and services provided, but the Fund will not pay more than 0.11% of its average net assets attributable to the financial intermediary. Any fees due to the financial intermediary for such services that exceed this amount are paid by Calvert, not the Fund.
How to Open an Account
In addition to all 50 states and the District of Columbia, each Fund is available for sale to residents of the U.S. Virgin Islands, Puerto Rico and Guam.
Class A and C Shares
Complete and sign an application for each new account (the application is available at www.calvert.com or by calling 800-368-2745). When multiple classes of shares are offered, please specify which class you wish to purchase. For more information, contact your financial professional or Calvert’s client services department at 800-368-2745.
Please see the respective Fund Summary above with respect to the minimum initial investment amount and the minimum amount for subsequent investments. The Funds may charge a $2 service fee on additional purchases of less than $250. A Fund may waive investment minimums and applicable service fees for investors who buy shares through certain omnibus accounts, certain wrap fee programs that charge an asset-based fee, and in other cases, at the Fund’s discretion.
For purchases, please make your check payable to the Fund in U.S. dollars and send it along with your application to: Calvert, P.O. Box 219544, Kansas City, MO 64121-9544, or if you use registered, certified or overnight mail, to: Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514.
Class Y Shares
Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. A party must enter into an agreement with CID to offer Class Y shares to its clients.
A financial intermediary includes a broker, dealer, bank (including a bank trust department), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company and any other institution having a selling or administration agreement with CID. The use of Class Y shares by a financial intermediary will depend on, among other things, the structure of the particular fee-based program.
CID will make, in its sole discretion, all determinations as to eligibility to purchase Class Y shares of a Fund.
Please see the respective Fund Summary with respect to the minimum initial investment amount and the minimum amount for subsequent investments. The Funds may charge a $2 service fee on additional purchases of less than $250. All Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation (“NSCC”), in U.S. dollars. For additional information and wire instructions, call Calvert at 800-368-2745.
Customer Identification
Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. In order to verify your identity, each Fund requires your name, date of birth, residential street address or principal place of business, social security number and employer identification number or other governmental issued identification when you open an account. A Fund may place limits on account transactions while it is in the process of attempting to verify your identity. If the Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.
Subsequent Investments (Class A and C Shares)
To make an investment after you open an account, include your investment slip and send your request to: Calvert, P.O. Box 219739, Kansas City, MO 64121-9739, or if you use registered, certified or overnight mail, to: Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514.
Once you open an account, you may also buy or sell shares by telephone or electronic funds transfer.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 91

Federal Holidays
There are some federal holidays, i.e., Columbus Day and Veterans Day, when the New York Stock Exchange (“NYSE”) is open and the Fund is open but check purchases and electronic funds transfers (i.e., bank wires and ACH funds transfers) cannot be received because the banks and post offices are closed.
Through your Broker/Dealer
Your broker/dealer must receive your purchase request before the close of regular trading (generally 4 p.m. Eastern Time (“ET”)) on the NYSE to receive that day’s NAV. Your broker/dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.
How Shares are Priced
The price of shares is based on each Fund’s NAV. The NAV is computed by adding the value of a Fund’s securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If a Fund has more than one class of shares, the NAV of each class will be calculated separately.
The NAV is calculated as of the close of each business day, which generally coincides with the closing of the regular session of the NYSE (generally 4 p.m. ET). If trading on the NYSE is halted for the day before 4 p.m. ET, a Fund’s NAV generally will still be calculated as of the close of regular trading on the NYSE. Each Fund is open for business each day the NYSE is open.
Some Funds hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. These Funds do not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund’s shares may change on days when you will not be able to buy or sell your shares.
Generally, portfolio securities and other assets are valued based on market quotations. Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service.
Under the oversight of the Board of Trustees/Directors and pursuant to a Fund’s valuation procedures adopted by the Board, the Advisor determines when a market quotation is not readily available or reliable for a particular security.
Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of a Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees/Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but, in general, fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.
In making a fair value determination, the Advisor, under the ultimate supervision of the Board and pursuant to a Fund’s valuation procedures, generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors may change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of a Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. In addition, fair value pricing may be used for high-yield debt securities or in other instances where a portfolio security is not traded in significant volume for a substantial period.
For assistance in making fair value determinations, the Boards of Directors of Calvert International Equity Fund, Calvert International Opportunities Fund, Calvert Global Energy Solutions Fund, Calvert Global Water Fund and Calvert Emerging Markets Equity Fund have retained a third-party fair value pricing service, pursuant to the respective Fund’s valuation procedures and under the ultimate supervision of the Board, to quantitatively value holdings of the Fund that trade on foreign exchanges. From time to time, market moves in the U.S. subsequent to the close of those local markets but prior to the Fund’s official pricing time of 4 p.m. ET may cause those local market prices to not be representative of what a reasonable investor would pay for those securities. In the event of such market movements in excess of previously established and Board-approved thresholds, the Fund’s service providers quantitatively estimate the fair value of each affected security. The values are calculated using the service provider’s proprietary models based upon the actual market close and trailing data from various benchmarks, futures and currencies. Factors that may influence the results of this process include changes in U.S. market index values, price movements in futures contracts based on foreign markets that trade in the U.S., and changes in industry or economic sector indices.

92 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.
When Your Account Will be Credited
Your purchase will be processed at the next NAV calculated after your request is received in good order, as defined below. All of your purchases must be made in U.S. dollars. No cash or third-party checks will be accepted. No credit card or credit loan checks will be accepted. Each Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchase orders must be sent to the Transfer Agent; however, as a convenience, check purchases received at Calvert’s office in Bethesda, Maryland, will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt. Any check purchase received without an investment slip may cause delayed crediting. Any purchase less than the $250 minimum for subsequent investments may be charged a service fee of $2. If your check does not clear your bank, your purchase will be canceled and you will be charged a $25 fee plus any costs incurred. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share). See “Request in Good Order” below.
Request in Good Order
All requests (both purchase orders and redemption requests) must be received by the Transfer Agent in “good order.” This means that your request must include:

•	The Fund name and account number.

•	The amount of the transaction (in dollars or shares).

•	Signatures of all owners exactly as registered on the account (for mail requests).

•
Signature guarantees (if required). For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Notarization is not the equivalent of a signature guarantee.

•	Any supporting legal documentation that may be required.

•	Any outstanding certificates representing shares to be redeemed.
Transactions are processed at the NAV next computed after the Transfer Agent has received all required information. Requests received in good order before the close of regular NYSE trading (generally 4 p.m. ET) will receive that day’s closing NAV; otherwise you will receive the next business day’s NAV.
Purchase and Redemption of Shares through a Financial Intermediary
Each Fund has authorized one or more broker/dealers to receive purchase and redemption orders on the Fund’s behalf. Such broker/ dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, receives the order in good order. The customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker/dealer or the broker/dealer’s authorized designee.
How to Sell Shares
You may redeem all or a portion of the shares from your account by telephone or mail on any day your Fund is open for business, provided the amount requested is not on hold or held in escrow pursuant to a Statement of Intention. When you purchase by check or with ACH funds transfer, the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemption proceeds will not be sent until the Transfer Agent is reasonably satisfied that the purchase payment has been collected.
Your shares will be redeemed at the next NAV calculated after your redemption request is received by the Transfer Agent in good order (less any applicable CDSC and/or redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment. Electronic funds transfer redemptions generally will be credited to your bank account by the second business day after your phone call.
A Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the NAV of the affected Fund, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from a Fund to the shareholder. The shareholder will also bear any market risks associated with the portfolio security until the security can be sold. To the extent the Fund holds illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If illiquid securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. A shareholder’s ability to liquidate such securities distributed in-kind may be restricted

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 93

by resale limitations or substantial restrictions on transfer imposed by issuers of the securities or by law. A shareholder may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. In such an event, this Prospectus will be updated accordingly.
There are some federal holidays, however, i.e., Columbus Day and Veterans Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or made by electronic funds transfer because the post offices and banks are closed.
Follow these suggestions to ensure timely processing of your redemption request:
By Telephone (Class A and C Shares) – call 800-368-2745
You may redeem shares from your account by telephone and have your money mailed to your address of record or electronically transferred to a bank you have previously authorized. A $5 charge may be imposed on wire transfers of less than $1,000.
Written Requests (Class A and C Shares)
Send your written requests to: Calvert, P.O. Box 219544, Kansas City, MO 64121-9544.
Your letter should include your account number, name of the Fund and Class, the number of shares or the dollar amount you are redeeming, and how you want the money sent to your authorized account. Please provide a daytime telephone number, if possible, for us to call if we have questions. If the money is being sent to an account other than the account of record, your letter must be signature guaranteed.
Systematic Check Redemptions and Distributions by Check (Class A and C Shares)
If you maintain an account with a balance of $10,000 or more, you may have up to two (2) redemption checks for a fixed amount mailed to you at your address of record on the 15th of the month, simply by sending a letter with all information, including your account number, and the dollar amount ($100 minimum). If you would like a regular check mailed to another person or place, your letter must be signature guaranteed. Unless they otherwise qualify for a waiver, Class C shares redeemed by Systematic Check Redemption will be subject to the CDSC.
A Fund has the right to reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
Corporations and Associations (Class A and C Shares)
Your letter of instruction and corporate resolution should be signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).
Trusts (Class A and C Shares)
Your letter of instruction should be signed by the Trustee(s) (as Trustee(s)), with a signature guarantee. (If the Trustee’s name is not registered on your account, please provide a copy of the trust document, certified within the last 60 days.)
Through your Broker/Dealer
Your broker/dealer must receive your request before the close of regular trading on the NYSE to receive that day’s NAV. Your broker/ dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.
Other Calvert Features/Policies
Website (For 24-hour performance and pricing information, visit www.calvert.com)
You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of logging on to www.calvert.com (Class A and C only).
The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.

94 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

Account Services (Class A and C Shares)
By signing up for services when completing an application to open your Class A or Class C account, you avoid having to obtain a signature guarantee. If you wish to add services at a later date to an existing account, the Funds require a signature guarantee to verify your signature. You may obtain a signature guarantee from any bank, trust company and savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A notary public cannot provide a signature guarantee.
ACH Funds Transfer (Class A and C Shares)
You may purchase Class A or Class C shares or sell Class A or Class C shares by ACH funds transfer without the time delay of mailing a check or the added expense of a wire. Use this service to transfer up to $300,000 electronically. Allow one or two business days after you place your request for the transfer to take place. Money transferred to purchase new Class A or Class C shares will be subject to a hold of up to 10 business days before any subsequent redemption requests for those shares are honored. Transaction requests must be received by 4 p.m. ET. You may request this service on your initial account application. ACH funds transfer transactions returned for insufficient funds will incur a $25 charge.
Telephone Transactions (Class A and C Shares)
You may purchase Class A or Class C shares, or redeem or exchange Class A or Class C shares, or request an electronic funds transfer by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Funds, the shareholder servicing agent and its affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for these transactions; please review this statement and verify the accuracy of your transaction immediately.
Exchanges
Calvert offers a wide variety of investment options that include common stock funds, and tax-exempt and corporate bond funds, call your broker/dealer or Calvert representative for more information. We make it easy for you to purchase shares in other Calvert Funds if your investment goals change. The exchange privilege offers flexibility by allowing you to exchange shares on which you have already paid a sales charge from one mutual fund to another at no additional charge.
For Class A and C shares, complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). You may then give exchange instructions by telephone if telephone redemptions have been authorized and the shares are not in certificate form.
Before you make an exchange, please note the following:
Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on an exchange. Shares may only be exchanged for shares of the same class of another Calvert Fund, except that Class A or Class C shares of a Fund may be exchanged for Class Y shares of the same Fund (no sales charges or other charges will apply to any such exchange), if offered by the Fund, provided you meet the Fund’s eligibility requirements for purchasing Class Y shares; the Class C shares you wish to exchange must not currently be subject to a CDSC. Note that any conversion between classes of shares of the same Fund is a nontaxable event. By contrast, an exchange between classes of shares of different Funds is a taxable event.
An exchange must satisfy the minimum investment amount for that Calvert Fund. You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge.
No CDSC is imposed on exchanges of shares subject to a CDSC at the time of the exchange. The applicable CDSC is imposed at the time the shares acquired by the exchange are redeemed.
Each Fund reserves the right to terminate or modify the exchange privilege with 60 days’ written notice.
Market Timing Policy
In general, the Funds are designed for long-term investment and not as frequent or short-term trading (“market timing”) vehicles. The Funds discourage frequent purchases and redemptions of Fund shares by Fund shareholders. Further, the Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. Accordingly, each Fund’s Board of Trustees/Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor and Subadvisor(s) to implement a Fund’s investment strategies. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease a Fund’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance. Each Fund or Calvert at its discretion may reject any purchase or exchange request (purchase side only) it believes to be market timing. However, there is no guarantee that Calvert will detect or prevent market timing activity.
Shareholders may hold shares of any Fund in accounts with financial intermediaries such as investment advisors, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the financial intermediary holds Fund shares for a number

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 95

of its customers in one account. The financial intermediary may have adopted market timing policies that differ from the market timing policies adopted by the Fund’s Board of Trustees/Directors. In formulating their market timing policies, these financial intermediaries may or may not seek input from Calvert regarding certain aspects of their market timing policies, such as the amount of any redemption fee, the minimum holding period or the applicability of trading blocks. As a result, the market timing policies adopted by financial intermediaries may be quite dissimilar from the policies adopted by the Fund’s Board of Trustees/Directors. Shareholders should contact the financial intermediary through which the Fund shares are held for more information on the market timing policies that apply to those shares.
Because omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to a Fund, the ability of a Fund to monitor and detect market timing activity through omnibus accounts is very limited. Each Fund has established information sharing agreements with financial intermediaries as required by Rule 22c-2 under the 1940 Act and otherwise uses reasonable efforts to work with financial intermediaries to identify market timing activity in underlying accounts. If a Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in an omnibus account, Calvert will seek full cooperation from the financial intermediary maintaining the account to identify the underlying participant. Calvert expects the financial intermediary to take immediate action to stop any further market timing activity in the Fund by such participant(s) or plan, or else the Fund will be withdrawn as an investment option for that account. Calvert expects all financial intermediaries that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Funds.
Each Fund and CID reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only). Orders are canceled within one business day, and the purchase price is returned to the investor. Each Fund and CID also may modify any terms or conditions of purchase of shares of any Fund (upon prior notice) or withdraw all or any part of the offering made by this Prospectus.
Electronic Delivery of Prospectuses and Shareholder Reports
You may request electronic delivery of Fund prospectuses and annual and semi-annual reports by calling client services at 800-368-2745 or enrolling online at www.calvert.com.
Combined General Mailings (Householding)
Multiple accounts held directly with Calvert that have the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call Calvert client services at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above. Multiple accounts held through a broker/dealer (or other financial intermediary) that share the same household address may receive one mailing.
Special Services and Charges
Each Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account or a stop payment on a draft. You may be required to pay a fee for these special services; for example, the fee for stop payments is $25.
If you are purchasing shares through a program of services offered by a broker/dealer or other financial institution, you should read the program materials together with this Prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker/dealer or other agent.
Minimum Account Balance
Please maintain a balance in your Fund accounts of at least $2,000 per class for regular accounts/$1,000 per class for IRA accounts. If the balance in your account falls below the minimum during a month, a low balance fee may be charged to your account ($15/year per class).
If the balance in your account falls below this minimum amount, the account may be closed and the proceeds mailed to the address of record. You will receive notice that your account is below the minimum and will be closed if the balance is not brought up to the required minimum within 30 days.
Shares held through an omnibus account or wrap-fee program for which a Fund has waived investment minimums are not subject to this requirement.
Qualified Default Investment Alternative (Calvert Balanced Portfolio, Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund)
Each Fund is designed so that it can qualify as a qualified default investment alternative (“QDIA”) within the meaning of the regulations promulgated by the U.S. Department of Labor for accounts held by retirement plans subject to the Employee Retirement Income Security Act of 1974. Your retirement plan fiduciary, and not the Fund or its investment advisor, is responsible for determining whether the Fund qualifies as a QDIA.

96 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

Dividends, Capital Gains, and Taxes
Each Fund pays dividends from its net investment income as shown below. Net investment income consists of interest income and dividends, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments may vary between classes.

Calvert Balanced Portfolio	Paid quarterly
Calvert Conservative Allocation Fund	Paid quarterly
Calvert Moderate Allocation Fund	Paid quarterly
Calvert Aggressive Allocation Fund	Paid quarterly

Calvert Equity Portfolio	Paid annually
Calvert Large Cap Core Portfolio	Paid annually
Calvert Capital Accumulation Fund	Paid annually
Calvert International Equity Fund	Paid annually
Calvert International Opportunities Fund	Paid annually
Calvert Small Cap Fund	Paid annually
Calvert Global Energy Solutions Fund	Paid annually
Calvert Global Water Fund	Paid annually
Calvert Emerging Markets Equity Fund	Paid annually
Dividend Payment Options
Dividends and any distributions are automatically reinvested in the same Fund at NAV (without sales charge), unless you elect to have amounts of $10 or more paid in cash (by check or by electronic funds transfer). Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify a Fund in writing to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service returns the check as undeliverable, it, as well as future dividends and distributions, will be reinvested in additional shares. No dividends will accrue on amounts represented by uncashed distribution or redemption checks.
Buying a Dividend
At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the ex-dividend date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date (“buying a dividend”), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.
Federal Taxes
In January, your Fund will mail Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.
You may also realize a capital gain or loss when you sell or exchange shares. In January, the Funds whose shares you have sold or exchanged in the past year will mail Form 1099-B indicating the total amount of all such sales, including exchanges.
Cost Basis Reporting
Beginning in 2012, the Internal Revenue Service (“IRS”) implemented new cost basis reporting rules that require mutual fund companies to calculate and report cost basis information to both the shareholder and the IRS on IRS Form 1099-B when certain shares are sold. The new cost basis regulations do not affect retirement accounts, and shares acquired before January 1, 2012. A Fund permits shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, the Fund uses the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 97

Other Tax Information
In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. For Calvert Balanced Portfolio, you will be notified to the extent, if any, that dividends reflect interest received from U.S. government securities. Such dividends may be exempt from certain state income taxes. If you invest in an international or global Fund (Calvert International Equity Fund, Calvert International Opportunities Fund, Calvert Global Energy Solutions Fund, Calvert Global Water Fund or Calvert Emerging Markets Equity Fund), you may receive additional information regarding foreign source income and foreign taxes to assist in your calculation of foreign tax credits.
Some of the dividends may be identified as qualified dividend income and be eligible for the reduced federal tax rate for individual investors. Dividends paid by a Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert.
Taxpayer Identification Number
If we do not have your correct Social Security or Taxpayer Identification Number (“TIN”) and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.
DESCRIPTION OF UNDERLYING FUNDS
(Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund)
Each Asset Allocation Fund seeks to achieve its investment objective by investing primarily in shares of other underlying Calvert funds. The investment performance and risks of the Asset Allocation Funds are therefore directly related to the investment performance and risks of the underlying Calvert funds. The respective Fund Summaries for the Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund in this Prospectus specify the underlying Calvert funds in which each Asset Allocation Fund may invest. Calvert is the investment advisor for all of the underlying funds.
Underlying Calvert Equity Funds
The investment objective, principal investment strategies and principal risks of the underlying Calvert equity funds (except Calvert U.S. Large Cap Core Responsible Index Fund, Calvert U.S. Large Cap Growth Responsible Index Fund, Calvert U.S. Large Cap Value Responsible Index Fund, Calvert Developed Markets Ex-U.S. Responsible Index Fund, Calvert U.S. Mid Cap Core Responsible Index Fund, Calvert Global Value Fund and Calvert Global Equity Income Fund) are described in the respective Fund Summaries and under “More Information on Investment Strategies and Risks” in this Prospectus. Calvert U.S. Large Cap Core Responsible Index Fund, U.S. Large Cap Growth Responsible Index Fund, Calvert U.S. Large Cap Value Responsible Index Fund, Calvert Developed Markets Ex-U.S. Responsible Index Fund and Calvert U.S. Mid Cap Core Responsible Index Fund are offered in the Calvert Responsible Index Funds Prospectus (Class I) dated January 31, 2016, and Calvert Global Value Fund and Calvert Global Equity Income Fund are offered in the current Calvert Equity Funds Prospectus (Class I) dated April 30. Please see those prospectuses for detailed information on the investment objectives, principal investment strategies and principal risks of those underlying funds. The investment objectives and a brief description of the principal investment strategies and principal risks of those underlying funds are provided below. This description is not an offer of the underlying funds’ shares. Additional investment practices are described in the SAI of each of the underlying Calvert equity funds.
Underlying Calvert Fixed-Income Funds
The underlying fixed-income funds are offered in separate Calvert prospectuses. For detailed information on the investment objectives, principal investment strategies and principal risks of those underlying funds, please see the Calvert Income Funds Prospectus (Class I) dated January 31, 2016, and the current Calvert Unconstrained Bond Fund Prospectus (Class I) dated April 30. The investment objectives and a brief description of the principal investment strategies and principal risks of those underlying funds are provided below. This description is not an offer of the underlying funds’ shares. Additional investment practices are described in the SAI of each of the underlying Calvert fixed-income funds.
The prospectus and SAI for each of the underlying funds are available on Calvert’s website at www. calvert.com.

98 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

Calvert Fixed-Income Funds
Calvert Bond Portfolio
Investment Objective
The Fund seeks to provide as high a level of current income as is consistent with prudent investment risk and preservation of capital through investment in bonds and other debt securities.
Investment Strategy
The Fund uses a relative value strategy, and typically invests at least 80% of its assets in bonds of any maturity. At least 80% of the Fund’s assets will be invested in investment grade debt securities. In conjunction with financial analysis, Calvert’s comprehensive responsible investment principles guide the investment research process and decision-making.
Investment Risks
Investment in mutual funds involves risk, including possible loss of principal invested. Bond funds are subject to interest rate risk and credit risk.
Calvert Green Bond
Investment Objective
The Fund seeks to maximize income, to the extent consistent with preservation of capital, primarily through investment in bonds.
Investment Strategy
The Fund uses a relative value strategy, and typically invests at least 80% of its net assets in green bonds of any maturity. The Fund defines “green” investments to include securities of companies that develop or provide products or services that address environmental solutions and/or support efforts to reduce their own environmental footprint; bonds that support environmental projects; structured securities that are collateralized by assets supporting environmental themes; and securities that, in the opinion of the Fund’s Advisor, have no more than a negligible direct environmental impact, which may include securities issued by the U.S. government or its agencies, and U.S. government-sponsored entities. In conjunction with financial analysis, Calvert’s comprehensive responsible investment principles guide the investment research process and decision-making.
Investment Risks
Investment in mutual funds involves risk, including possible loss of principal invested. Investing primarily in green investments carries the risk that the Fund may underperform funds that invest in a broader array of investments. In addition, some green investments may be dependent on government tax incentives and subsidies, and/or political support. The green sector may face challenges such as a limited number of issuers and liquidity in the market. Bond funds are subject to interest rate risk and credit risk.
Calvert Income Fund
Investment Objective
The Fund seeks to maximize income, to the extent consistent with preservation of capital, through investment in bonds and income-producing securities.
Investment Strategy
The Fund uses a relative value strategy, seeking incremental income, and typically invests at least 65% of its assets in investment-grade debt securities, including bonds issued by U.S. corporations, the U.S. government or its agencies, and U.S. government-sponsored enterprises. In conjunction with financial analysis, Calvert’s comprehensive responsible investment principles guide the investment research process and decision-making.
Investment Risks
Investment in mutual funds involves risk, including possible loss of principal invested. Bond funds are subject to interest rate risk and credit risk.
Calvert Short Duration Income Fund
Investment Objective
The Fund seeks to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income-producing securities.
Investment Strategy
The Fund uses a relative value strategy and typically invests at least 65% of its assets in investment-grade debt securities, including bonds issued by U.S. corporations, the U.S. government, and U.S. government-sponsored enterprises, while maintaining an average portfolio duration of 1-3 years. In conjunction with financial analysis, Calvert’s comprehensive responsible investment principles guide the investment research process and decision-making.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 99

Investment Risks
Investment in mutual funds involves risk, including possible loss of principal invested. Bond funds are subject to interest rate risk and credit risk.
Calvert Long-Term Income Fund
Investment Objective
The Fund seeks to maximize income, to the extent consistent with preservation of capital, through investments in longer-dated securities.
Investment Strategy
The Fund uses a relative value strategy and typically invests at least 65% of its assets in investment-grade debt securities, including bonds issued by U.S. corporations, the U.S. government, and government-sponsored enterprises, while maintaining an average portfolio maturity of 10 years or more. In conjunction with financial analysis, Calvert’s comprehensive responsible investment principles guide the investment research process and decision-making.
Investment Risks
Investment in mutual funds involves risk, including possible loss of principal invested. Bond funds are subject to interest rate risk and credit risk.
Calvert Ultra-Short Income Fund
Investment Objective
The Fund seeks to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income-producing securities.
Investment Strategy
The Fund uses a relative value strategy and typically invests at least 65% of its assets in investment-grade debt securities. Under normal circumstances, at least 80% of its assets will be invested in floating-rate securities and securities with durations of less than or equal to one year. In conjunction with financial analysis, Calvert’s comprehensive responsible investment principles guide the investment research process and decision-making.
Investment Risks
Investment in mutual funds involves risk, including possible loss of principal invested. Bond funds are subject to interest rate risk and credit risk.
Calvert High Yield Bond Fund
Investment Objective
The Fund seeks high current income and capital appreciation, secondarily.
Investment Strategy
The Fund normally invests at least 80% of its assets in high yield, high risk bonds, and uses fundamental credit analysis to seek out companies whose financial condition gives them greater value relative to others in the high yield market, providing the further potential for capital appreciation. In conjunction with financial analysis, Calvert’s comprehensive responsible investment principles guide the investment research process and decision-making.
Investment Risks
Investment in mutual funds involves risk, including possible loss of principal invested. Bond funds are subject to interest rate risk and credit risk. High-yield, high risk bonds can involve a substantial risk of loss due to a greater risk of issuer default and are subject to greater price volatility than investment grade bonds and may be illiquid.
Calvert Unconstrained Bond Fund
Investment Objective
The Fund seeks positive absolute returns over a full market cycle, regardless of market conditions.
Investment Strategy
The Fund seeks to achieve its investment objective through a flexible investment process that allocates investments across global fixed-income markets and uses various investment strategies. The Fund typically invests at least 80% of its net assets in bonds and/or instruments (including derivative instruments) that provide exposure to bonds. Under normal circumstances, the average portfolio duration of the Fund will vary from negative three (-3) years to positive eight (8) years. In conjunction with financial analysis, Calvert’s comprehensive responsible investment principles guide the investment research process and decision-making.

100 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

Investment Risks
Investment in mutual funds involves risk, including possible loss of principal invested. Bond funds are subject to interest rate risk and credit risk. The Fund’s use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
Calvert Equity Funds
Calvert U.S. Large Cap Core Responsible Index Fund
Investment Objective
The Fund seeks to track the performance of the Calvert U.S. Large Cap Core Responsible Index, which measures the investment return of large-capitalization stocks.
Investment Strategy
The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert U.S. Large Cap Core Responsible Index. The potential universe of the Calvert U.S. Large Cap Core Responsible Index is composed of companies that operate their businesses in a manner that is consistent with Calvert’s responsible investment principles and are selected from the universe of companies included in the S-Network U.S. Large Cap 1000 Index. Those companies are then scored and ranked for growth factors to determine placement and weight in the Calvert U.S. Large Cap Core Responsible Index.
Investment Risks
Investment in mutual funds involves risk, including possible loss of principal invested. Although expected to track its target index as closely as possible while meeting its investment criteria, the Fund will not be able to match the performance of the index exactly. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during periods of economic expansion.
Calvert U.S. Large Cap Growth Responsible Index Fund
Investment Objective
The Fund seeks to track the performance of the Calvert U.S. Large Cap Growth Responsible Index, which measures the investment return of large-capitalization stocks.
Investment Strategy
The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert U.S. Large Cap Growth Responsible Index. The potential universe of the Calvert U.S. Large Cap Growth Responsible Index is composed of companies that operate their businesses in a manner that is consistent with Calvert’s responsible investment principles and are selected from the universe of companies included in the S-Network U.S. Large Cap 1000 Index. Those companies are then scored and ranked for growth factors to determine placement and weight in the Calvert U.S. Large Cap Growth Responsible Index.
Investment Risks
Investment in mutual funds involves risk, including possible loss of principal invested. Although expected to track its target index as closely as possible while meeting its investment criteria, the Fund will not be able to match the performance of the index exactly. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during periods of economic expansion.
Calvert U.S. Large Cap Value Responsible Index Fund
Investment Objective
The Fund seeks to track the performance of the Calvert U.S. Large Cap Value Responsible Index, which measures the investment return of large-capitalization stocks.
Investment Strategy
The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert U.S. Large Cap Value Responsible Index. The potential universe of the Calvert U.S. Large Cap Value Responsible Index is composed of companies that operate their businesses in a manner that is consistent with Calvert’s responsible investment principles and are selected from the universe of companies included in the S-Network U.S. Large Cap 1000 Index. Those companies are then scored and ranked for value factors to determine placement and weight in the Calvert U.S. Large Cap Value Responsible Index.
Investment Risks
Investment in mutual funds involves risk, including possible loss of principal invested. Although expected to track its target index as closely as possible while meeting its investment criteria, the Fund will not be able to match the performance of the index exactly. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during periods of economic expansion.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 101

Calvert Developed Markets Ex-U.S. Responsible Index Fund
Investment Objective
The Fund seeks to track the performance of the Calvert Developed Markets Ex-U.S. Responsible Index, which measures the investment return of stocks issued by companies that are located in countries (other than the U.S.) with developed markets.
Investment Strategy
The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Developed Markets Ex-U.S. Responsible Index. The Calvert Developed Markets Ex-U.S. Responsible Index is composed of companies that operate their businesses in a manner that is consistent with Calvert’s responsible investment principles and are selected from the universe of companies included in the S-Network Developed International 1000 Index.
Investment Risks
Investment in mutual funds involves risk, including possible loss of principal invested. Although expected to track its target index as closely as possible while meeting its investment criteria, the Fund will not be able to match the performance of the index exactly. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Calvert U.S. Mid Cap Core Responsible Index Fund
Investment Objective
The Fund seeks to track the performance of the Calvert U.S. Mid Cap Core Responsible Index, which measures the investment return of mid-capitalization stocks.
Investment Strategy
The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert U.S. Mid Cap Core Responsible Index. The Calvert U.S. Mid Cap Core Responsible Index is composed of companies that operate their businesses in a manner that is consistent with Calvert’s responsible investment principles and are selected from the universe of companies included in the S-Network U.S. Mid-Cap 800 Index.
Investment Risks
Investment in mutual funds involves risk, including possible loss of principal invested. Although expected to track its target index as closely as possible while meeting its investment criteria, the Fund will not be able to match the performance of the index exactly. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Midcap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
Calvert Global Value Fund
Investment Objective
The Fund seeks long-term capital appreciation.
Investment Strategy
The Fund offers opportunities for long-term growth of capital through investments in equity securities issued primarily by mid-cap and large-cap companies whose stock the Advisor believes is undervalued. In selecting securities for the Fund, the Advisor primarily uses a bottom-up investment approach focused on fundamental, quantitative, macroeconomic, and ESG analysis of securities in a number of different sectors and industries, in light of an issuer’s current financial condition and industry position, as well as the market, political and regulatory environment. The Fund will invest at least 40% of its assets in foreign securities unless or the Advisor determines conditions are not favorable, in which case it will invest at least 30% of its assets in foreign securities.
Investment Risks
Investment in mutual funds involves risk, including possible loss of principal invested. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during periods of economic expansion. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Midcap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Value stocks may perform differently from the stock market as a whole. The price of a value stock may take an unexpectedly long time to reflect the portfolio manager’s calculation of a stock’s intrinsic value or may not appreciate as anticipated.

102 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

Calvert Global Equity Income Fund
Investment Objective
The Fund seeks high current income and competitive total return.
Investment Strategy
The Fund offers opportunities for high current income and competitive total return by investing primarily in dividend-paying securities issued by mid-cap and large-cap companies whose stock the Advisor believes is undervalued. In selecting securities for the Fund, the Advisor primarily uses a bottom-up investment approach focused on fundamental, quantitative, macroeconomic, and ESG analysis of securities in a number of different sectors and industries, in light of an issuer’s current financial condition and industry position, as well as the market, political and regulatory environment. The Fund will invest at least 40% of its assets in foreign securities unless or the Advisor determines conditions are not favorable, in which case it will invest at least 30% of its assets in foreign securities.
Investment Risks
Investment in mutual funds involves risk, including possible loss of principal invested. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during periods of economic expansion. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Midcap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Value stocks may perform differently from the stock market as a whole. The price of a value stock may take an unexpectedly long time to reflect the portfolio manager’s calculation of a stock’s intrinsic value or may not appreciate as anticipated.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 103

GLOSSARY OF CERTAIN INVESTMENT RISKS

Correlation risk
The risk that when a Fund “hedges,” two investments may not behave in relation to one another the way Fund managers expect them to, which may have unexpected or undesired results. For example, a hedge may reduce potential gains or exacerbate losses instead of reducing them. For ETFs, there is a risk of tracking error. An ETF may not be able to exactly replicate the performance of the underlying index due to operating expenses and other factors (e.g., holding cash even though the underlying benchmark index is not composed of cash), and because transactions occur at market prices instead of at net asset value.

Credit risk
The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due, or otherwise fail to discharge an obligation or commitment.

Currency risk
The risk that when a Fund buys, sells or holds a security denominated in foreign currency, adverse changes in foreign currency rates may cause investment losses when a Fund’s investments are converted to U.S. dollars. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

Duration Risk
Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.

Extension risk
The risk that slower than anticipated prepayments (usually in response to higher interest rates) will extend the life of a mortgage-backed security beyond its expected maturity date, typically reducing the value of a mortgage-backed security purchased at a discount. In addition, if held to maturity, a Fund will not have access to the principal invested when expected and may have to forgo other investment opportunities.

Information risk	The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

Interest rate risk
The risk that changes in interest rates will adversely affect the value of an investor’s fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/”stripped” coupon securities (“strips”) are subject to greater interest rate risk.

Leverage risk	The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk	The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk	The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment’s value.

Opportunity risk	The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk
The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Prepayment risk
The risk that faster than anticipated prepayments (usually in response to lower interest rates) will cause a mortgage-backed security to mature prior to its expected maturity date, typically reducing the value of a mortgage-backed security purchased at a premium. A Fund must also reinvest those assets at the current market rate, which may be lower.

Regulatory risk
The risk associated with employing certain regulated investment instruments or techniques. To the extent a Fund uses futures, options or other regulated derivatives, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), and therefore neither the Advisor nor the Fund anticipates being subject to registration or regulation as a commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the CEA as a result of the Fund’s activities. However, should the Advisor fail to use futures in accordance with Rule 4.5, then the Advisor would be subject to registration (if not already registered) and regulation in its capacity as the Fund’s CPO or CTA, and the Fund would be subject to regulation under the CEA. A Fund may incur additional expense as a result of the Commodity Futures Trading Commission’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.

Transaction risk	The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

104 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Funds’ financial performance for the past five (5) fiscal years (or if shorter, the period of the Fund’s operations). The Funds’ fiscal year end is September 30. Certain information reflects financial results for a single share, by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions), and does not reflect any applicable front- or back-end sales charge. The information has been derived from the Funds’ financial statements, which were audited by KPMG LLP. Their report, along with each Fund’s financial statements, is included in each Fund’s Annual Report, which is available upon request.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 105

CALVERT BALANCED PORTFOLIO FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS A SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$33.06	$34.13	$30.81	$26.19	$25.94
Income from investment operations:
Net investment income	0.43	0.33	0.24	0.23	0.29
Net realized and unrealized gain (loss)	(0.81)	3.02	3.32	4.62	0.22
Total from investment operations	(0.38)	3.35	3.56	4.85	0.51
Distributions from:
Net investment income	(0.41)	(0.32)	(0.24)	(0.23)	(0.26)
Net realized gain	(0.37)	(4.10)	—	—	—
Total distributions	(0.78)	(4.42)	(0.24)	(0.23)	(0.26)
Total increase (decrease) in net asset value	(1.16)	(1.07)	3.32	4.62	0.25
Net asset value, ending	$31.90	$33.06	$34.13	$30.81	$26.19
Total return*	(1.27%)	10.77%	11.60%	18.58%	1.94%
Ratios to average net assets: A
Net investment income	1.25%	1.02%	0.76%	0.78%	1.04%
Total expenses	1.13%	1.17%	1.18%	1.22%	1.22%
Expenses before offsets	1.13%	1.16%	1.18%	1.22%	1.22%
Net expenses	1.13%	1.16%	1.18%	1.22%	1.22%
Portfolio turnover	99%	124%	114%	145%	100%
Net assets, ending (in thousands)	$569,368	$561,809	$497,160	$447,678	$405,716

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
*    Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
(z)    Per share figures are calculated using the Average Shares Method.

106 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT BALANCED PORTFOLIO FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS C SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$32.30	$33.45	$30.23	$25.72	$25.47
Income from investment operations:
Net investment income (loss)	0.15	0.08	(0.02)	(0.02)	0.05
Net realized and unrealized gain (loss)	(0.78)	2.94	3.25	4.54	0.23
Total from investment operations	(0.63)	3.02	3.23	4.52	0.28
Distributions from:
Net investment income (loss)	(0.19)	(0.07)	(0.01)	(0.01)	(0.03)
Net realized gain	(0.37)	(4.10)	—	—	—
Total distributions	(0.56)	(4.17)	(0.01)	(0.01)	(0.03)
Total increase (decrease) in net asset value	(1.19)	(1.15)	3.22	4.51	0.25
Net asset value, ending	$31.11	$32.30	$33.45	$30.23	$25.72
Total return*	(2.08%)	9.89%	10.71%	17.60%	1.08%
Ratios to average net assets: A
Net investment income (loss)	0.47%	0.24%	(0.06%)	(0.05%)	0.18%
Total expenses	1.92%	1.95%	1.99%	2.05%	2.07%
Expenses before offsets	1.92%	1.94%	1.99%	2.05%	2.07%
Net expenses	1.92%	1.94%	1.99%	2.05%	2.07%
Portfolio turnover	99%	124%	114%	145%	100%
Net assets, ending (in thousands)	$55,180	$48,814	$37,812	$29,605	$24,335

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
*    Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
(z)    Per share figures are calculated using the Average Shares Method.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 107

CALVERT BALANCED PORTFOLIO FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	September 30,
CLASS Y SHARES	2015 (z)	2014 (z)	2013 ##(z)
Net asset value, beginning	$33.29	$34.25	$32.60
Income from investment operations:
Net investment income	0.50	0.38	0.18
Net realized and unrealized gain (loss)	(0.83)	3.04	1.48
Total from investment operations	(0.33)	3.42	1.66
Distributions from:
Net investment income	(0.46)	(0.28)	(0.01)
Net realized gain	(0.37)	(4.10)	—
Total distributions	(0.83)	(4.38)	(0.01)
Total increase (decrease) in net asset value	(1.16)	(0.96)	1.65
Net asset value, ending	$32.13	$33.29	$34.25
Total return*	(1.13%)	10.97%	5.11%
Ratios to average net assets: A
Net investment income	1.46%	1.27%	.71% (a)
Total expenses	1.09%	3.32%	61.96% (a)
Expenses before offsets	0.96%	0.96%	.97% (a)
Net expenses	0.96%	0.96%	.97% (a)
Portfolio turnover	99%	124%	114%
Net assets, ending (in thousands)	$6,103	$3,250	$66

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
*    Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
##    From April 30, 2013 inception.
(a)    Annualized.
(z)    Per share figures are calculated using the Average Shares Method.

108 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT EQUITY PORTFOLIO FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS A SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$50.33	$44.68	$38.48	$32.91	$32.56
Income from investment operations:
Net investment income (loss)	0.10	0.02	0.07	(0.05)	(0.09)
Net realized and unrealized gain (loss)	2.20	7.67	6.19	7.32	0.44
Total from investment operations	2.30	7.69	6.26	7.27	0.35
Distributions from:
Net investment income	(0.02)	(0.05)	(0.01)	—	—
Net realized gain	(4.82)	(1.99)	(0.05)	(1.70)	—
Total distributions	(4.84)	(2.04)	(0.06)	(1.70)	—
Total increase (decrease) in net asset value	(2.54)	5.65	6.20	5.57	0.35
Net asset value, ending	$47.79	$50.33	$44.68	$38.48	$32.91
Total return*	4.57%	17.63%	16.30%	22.75%	1.07%
Ratios to average net assets: A
Net investment income (loss)	0.19%	0.05%	0.18%	(0.15%)	(0.25%)
Total expenses	1.13%	1.15%	1.21%	1.21%	1.20%
Expenses before offsets	1.12%	1.14%	1.20%	1.21%	1.20%
Net expenses	1.12%	1.14%	1.20%	1.21%	1.20%
Portfolio turnover	37%	24%	32%	36%	41%
Net assets, ending (in thousands)	$1,328,913	$1,590,823	$1,602,401	$1,500,089	$1,297,315

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 109

CALVERT EQUITY PORTFOLIO FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS C SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$38.31	$34.66	$30.06	$26.24	$26.15
Income from investment operations:
Net investment income (loss)	(0.20)	(0.25)	(0.17)	(0.25)	(0.29)
Net realized and unrealized gain (loss)	1.69	5.89	4.82	5.77	0.38
Total from investment operations	1.49	5.64	4.65	5.52	0.09
Distributions from:
Net realized gain	(4.82)	(1.99)	(0.05)	(1.70)	—
Total distributions	(4.82)	(1.99)	(0.05)	(1.70)	—
Total increase (decrease) in net asset value	(3.33)	3.65	4.60	3.82	0.09
Net asset value, ending	$34.98	$38.31	$34.66	$30.06	$26.24
Total return*	3.82%	16.76%	15.51%	21.82%	0.34%
Ratios to average net assets: A
Net investment income (loss)	(0.54%)	(0.68%)	(0.52%)	(0.87%)	(1.01%)
Total expenses	1.87%	1.88%	1.91%	1.94%	1.95%
Expenses before offsets	1.86%	1.87%	1.90%	1.93%	1.95%
Net expenses	1.86%	1.87%	1.90%	1.93%	1.95%
Portfolio turnover	37%	24%	32%	36%	41%
Net assets, ending (in thousands)	$169,649	$171,869	$158,591	$150,000	$132,658

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

110 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT EQUITY PORTFOLIO FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS Y SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$51.35	$45.51	$39.06	$33.25	$32.78
Income from investment operations:
Net investment income	0.25	0.18	0.23	0.09	0.04
Net realized and unrealized gain (loss)	2.25	7.81	6.30	7.42	0.43
Total from investment operations	2.50	7.99	6.53	7.51	0.47
Distributions from:
Net investment income	(0.13)	(0.16)	(0.03)	—	—
Net realized gain	(4.82)	(1.99)	(0.05)	(1.70)	—
Total distributions	(4.95)	(2.15)	(0.08)	(1.70)	—
Total increase (decrease) in net asset value	(2.45)	5.84	6.45	5.81	0.47
Net asset value, ending	$48.90	$51.35	$45.51	$39.06	$33.25
Total return*	4.89%	17.99%	16.76%	23.26%	1.43%
Ratios to average net assets: A
Net investment income	0.49%	0.36%	0.56%	0.25%	0.10%
Total expenses	0.84%	0.83%	0.82%	0.82%	0.84%
Expenses before offsets	0.82%	0.82%	0.81%	0.81%	0.84%
Net expenses	0.82%	0.82%	0.81%	0.81%	0.84%
Portfolio turnover	37%	24%	32%	36%	41%
Net assets, ending (in thousands)	$157,114	$139,319	$137,137	$106,723	$66,377

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 111

CALVERT LARGE CAP CORE PORTFOLIO FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS A SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$23.31	$22.35	$18.49	$15.16	$15.02
Income from investment operations:
Net investment income	0.19	0.18	0.15	0.15	0.11
Net realized and unrealized gain (loss)	(0.64)	2.70	3.87	3.31	0.11
Total from investment operations	(0.45)	2.88	4.02	3.46	0.22
Distributions from:
Net investment income	(0.16)	(0.15)	(0.14)	(0.13)	(0.08)
Net realized gain	(1.31)	(1.77)	(0.02)	—	—
Total distributions	(1.47)	(1.92)	(0.16)	(0.13)	(0.08)
Total increase (decrease) in net asset value	(1.92)	0.96	3.86	3.33	0.14
Net asset value, ending	$21.39	$23.31	$22.35	$18.49	$15.16
Total return*	(2.42%)	13.72%	21.91%	22.91%	1.43%
Ratios to average net assets: A
Net investment income	0.81%	0.81%	0.74%	0.83%	0.68%
Total expenses	1.26%	1.30%	1.32%	1.40%	1.44%
Expenses before offsets	1.16%	1.20%	1.22%	1.30%	1.34%
Net expenses	1.16%	1.20%	1.22%	1.30%	1.34%
Portfolio turnover	17%	68%	59%	48%	111%
Net assets, ending (in thousands)	$68,950	$69,499	$58,507	$41,334	$32,184

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
*    Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
(z)    Per share figures are calculated using the Average Shares Method.

112 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT LARGE CAP CORE PORTFOLIO FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS C SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$20.99	$20.32	$16.84	$13.82	$13.75
Income from investment operations:
Net investment income (loss)	0.01	—	(0.02)	—	(0.03)
Net realized and unrealized gain (loss)	(0.57)	2.44	3.52	3.02	0.10
Total from investment operations	(0.56)	2.44	3.50	3.02	0.07
Distributions from:
Net realized gain	(1.31)	(1.77)	(0.02)	—	—
Total distributions	(1.31)	(1.77)	(0.02)	—	—
Total increase (decrease) in net asset value	(1.87)	0.67	3.48	3.02	0.07
Net asset value, ending	$19.12	$20.99	$20.32	$16.84	$13.82
Total return*	(3.17%)	12.80%	20.84%	21.85%	0.51%
Ratios to average net assets: A
Net investment income (loss)	0.02%	0.02%	(0.09%)	(0.03%)	(0.22%)
Total expenses	2.04%	2.09%	2.16%	2.26%	2.33%
Expenses before offsets	1.94%	1.99%	2.06%	2.16%	2.23%
Net expenses	1.94%	1.99%	2.06%	2.16%	2.23%
Portfolio turnover	17%	68%	59%	48%	111%
Net assets, ending (in thousands)	$12,077	$12,404	$9,403	$7,199	$5,962

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
*    Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
(z)    Per share figures are calculated using the Average Shares Method.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 113

CALVERT LARGE CAP CORE PORTFOLIO FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS Y SHARES	2015 (z)	2014 (z)	2013 (z)##
Net asset value, beginning	$23.51	$22.36	$21.09
Income from investment operations:
Net investment income	0.22	0.21	0.08
Net realized and unrealized gain (loss)	(0.67)	2.71	1.19
Total from investment operations	(0.45)	2.92	1.27
Distributions from:
Net investment income	—	**	—
Net realized gain	(1.31)	(1.77)	—
Total distributions	(1.31)	(1.77)	—
Total increase (decrease) in net asset value	(1.76)	1.15	1.27
Net asset value, ending	$21.75	$23.51	$22.36
Total return*	(2.33%)	13.86%	6.02%
Ratios to average net assets: A
Net investment income	0.91%	0.95%	0.58% (a)
Total expenses	1.38%	2.96%	612.15% (a)
Expenses before offsets	1.07%	1.07%	1.15% (a)
Net expenses	1.07%	1.07%	1.15% (a)
Portfolio turnover	17%	68%	59%
Net assets, ending (in thousands)	$2,876	$1,562	$4

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
*    Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
**    Amount was less than $0.01 per share.
##    From April 30, 2013 inception.
(a)    Annualized.
(z)    Per share figures are calculated using the Average Shares Method.

114 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT CAPITAL ACCUMULATION FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS A SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$36.99	$36.83	$31.45	$26.00	$24.93
Income from investment operations:
Net investment income (loss)	(0.16)	(0.14)	(0.18)	(0.26)	(0.28)
Net realized and unrealized gain (loss)	1.91	2.94	7.49	7.64	1.35
Total from investment operations	1.75	2.80	7.31	7.38	1.07
Distributions from:
Net realized gain	(5.33)	(2.64)	(1.93)	(1.93)	—
Total distributions	(5.33)	(2.64)	(1.93)	(1.93)	—
Total increase (decrease) in net asset value	(3.58)	0.16	5.38	5.45	1.07
Net asset value, ending	$33.41	$36.99	$36.83	$31.45	$26.00
Total return*	4.90%	7.90%	24.74%	29.16%	4.29%
Ratios to average net assets: A
Net investment income (loss)	(0.43%)	(0.36%)	(0.53%)	(0.85%)	(0.93%)
Total expenses	1.41%	1.43%	1.48%	1.53%	1.58%
Expenses before offsets	1.41%	1.43%	1.48%	1.53%	1.58%
Net expenses	1.41%	1.43%	1.48%	1.53%	1.58%
Portfolio turnover	74%	81%	73%	63%	65%
Net assets, ending (in thousands)	$223,328	$215,683	$207,257	$157,016	$128,755

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)    Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 115

CALVERT CAPITAL ACCUMULATION FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS C SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$29.76	$30.35	$26.44	$22.29	$21.55
Income from investment operations:
Net investment income (loss)	(0.34)	(0.34)	(0.36)	(0.42)	(0.46)
Net realized and unrealized gain (loss)	1.53	2.39	6.20	6.50	1.20
Total from investment operations	1.19	2.05	5.84	6.08	0.74
Distributions from:
Net realized gain	(5.33)	(2.64)	(1.93)	(1.93)	—
Total distributions	(5.33)	(2.64)	(1.93)	(1.93)	—
Total increase (decrease) in net asset value	(4.14)	(0.59)	3.91	4.15	0.74
Net asset value, ending	$25.62	$29.76	$30.35	$26.44	$22.29
Total return*	4.09%	7.06%	23.81%	28.11%	3.43%
Ratios to average net assets: A
Net investment income (loss)	(1.23%)	(1.12%)	(1.30%)	(1.64%)	(1.79%)
Total expenses	2.21%	2.19%	2.25%	2.33%	2.44%
Expenses before offsets	2.21%	2.19%	2.25%	2.33%	2.44%
Net expenses	2.21%	2.19%	2.25%	2.33%	2.44%
Portfolio turnover	74%	81%	73%	63%	65%
Net assets, ending (in thousands)	$29,837	$27,588	$25,311	$18,630	$12,973

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)    Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

116 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT CAPITAL ACCUMULATION FUND FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	September 30,
CLASS Y SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)	2011 (z)#
Net asset value, beginning	$37.26	$37.04	$31.56	$26.03	$29.79
Income from investment operations:
Net investment income (loss)	(0.07)	(0.07)	(0.12)	(0.18)	(0.15)
Net realized and unrealized gain (loss)	1.92	2.93	7.53	7.64	(3.61)
Total from investment operations	1.85	2.86	7.41	7.46	(3.76)
Distributions from:
Net realized gain	(5.33)	(2.64)	(1.93)	(1.93)	—
Total distributions	(5.33)	(2.64)	(1.93)	(1.93)	—
Total increase (decrease) in net asset value	(3.48)	0.22	5.48	5.53	(3.76)
Net asset value, ending	$33.78	$37.26	$37.04	$31.56	$26.03
Total return*	5.16%	8.02%	24.98%	29.45%	(12.62%)
Ratios to average net assets: A
Net investment income (loss)	(0.20%)	(0.17%)	(0.36%)	(0.59%)	(0.74%) (a)
Total expenses	1.18%	1.26%	1.29%	1.29%	1.49% (a)
Expenses before offsets	1.18%	1.26%	1.29%	1.29%	1.44% (a)
Net expenses	1.18%	1.26%	1.29%	1.29%	1.44% (a)
Portfolio turnover	74%	81%	73%	63%	65%**
Net assets, ending (in thousands)	$13,130	$10,871	$14,719	$8,071	$7,968

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)    Annualized.
(z)    Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
**    Portfolio turnover is not annualized for periods of less than one year.
#     From January 31, 2011, inception.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 117

CALVERT INTERNATIONAL EQUITY FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS A SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$16.51	$16.44	$13.49	$11.84	$13.88
Income from investment operations:
Net investment income	0.18	0.15	0.08	0.12	0.15
Net realized and unrealized gain (loss)	(0.97)	0.02	2.98	1.68	(2.15)
Total from investment operations	(0.79)	0.17	3.06	1.80	(2.00)
Distributions from:
Net investment income	(0.10)	(0.10)	(0.11)	(0.15)	(0.04)
Total distributions	(0.10)	(0.10)	(0.11)	(0.15)	(0.04)
Total increase (decrease) in net asset value	(0.89)	0.07	2.95	1.65	(2.04)
Net asset value, ending	$15.62	$16.51	$16.44	$13.49	$11.84
Total return*	(4.78)%	0.99%	22.82%	15.34%	(14.47%)
Ratios to average net assets: A
Net investment income	1.08%	0.88%	0.52%	0.96%	1.03%
Total expenses	1.67%	1.66%	1.76%	1.84%	1.80%
Expenses before offsets	1.54%	1.66%	1.76%	1.80%	1.80%
Net expenses	1.54%	1.66%	1.76%	1.80%	1.80%
Portfolio turnover	97%	82%	40%	43%	49%
Net assets, ending (in thousands)	$167,225	$263,718	$242,464	$183,588	$173,936

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)     Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

118 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT INTERNATIONAL EQUITY FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS C SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$14.27	$14.26	$11.71	$10.26	$12.10
Income from investment operations:
Net investment income (loss)	0.04	(0.01)	(0.05)	0.01	0.01
Net realized and unrealized gain (loss)	(0.84)	0.02	2.60	1.45	(1.85)
Total from investment operations	(0.80)	0.01	2.55	1.46	(1.84)
Distributions from:
Net investment income	—	—	—	(0.01)	—
Total distributions	—	—	—	(0.01)	—
Total increase (decrease) in net asset value	(0.80)	0.01	2.55	1.45	(1.84)
Net asset value, ending	$13.47	$14.27	$14.26	$11.71	$10.26
Total return*	(5.61%)	0.07%	21.78%	14.23%	(15.21%)
Ratios to average net assets: A
Net investment income (loss)	0.31%	(0.06%)	(0.40%)	0.05%	0.12%
Total expenses	2.58%	2.57%	2.65%	2.72%	2.67%
Expenses before offsets	2.37%	2.57%	2.65%	2.69%	2.67%
Net expenses	2.37%	2.57%	2.65%	2.69%	2.67%
Portfolio turnover	97%	82%	40%	43%	49%
Net assets, ending (in thousands)	$15,997	$17,173	$17,746	$15,922	$16,195

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 119

CALVERT INTERNATIONAL EQUITY FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS Y SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$17.45	$17.38	$14.25	$12.45	$14.53
Income from investment operations:
Net investment income	0.27	0.23	0.14	0.18	0.24
Net realized and unrealized gain (loss)	(1.05)	0.02	3.15	1.77	(2.30)
Total from investment operations	(0.78)	0.25	3.29	1.95	(2.06)
Distributions from:
Net investment income	(0.13)	(0.18)	(0.16)	(0.15)	(0.02)
Total distributions	(0.13)	(0.18)	(0.16)	(0.15)	(0.02)
Total increase (decrease) in net asset value	(0.91)	0.07	3.13	1.80	(2.08)
Net asset value, ending	$16.54	$17.45	$17.38	$14.25	$12.45
Total return*	(4.52%)	1.41%	23.27%	15.80%	(14.20%)
Ratios to average net assets: A
Net investment income	1.52%	1.27%	0.90%	1.36%	1.56%
Total expenses	1.37%	1.31%	1.41%	1.46%	1.51%
Expenses before offsets	1.22%	1.31%	1.39%	1.39%	1.39%
Net expenses	1.22%	1.31%	1.39%	1.39%	1.39%
Portfolio turnover	97%	82%	40%	43%	49%
Net assets, ending (in thousands)	$20,491	$17,479	$10,367	$7,535	$7,398

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

120 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT INTERNATIONAL OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS A SHARES	2015 (z)	2014 (z)	2013 (z)	2012	2011
Net asset value, beginning	$16.42	$15.76	$12.59	$10.57	$12.43
Income from investment operations:
Net investment income	0.14	0.15	0.14	0.13	0.10
Net realized and unrealized gain (loss)	(0.83)	0.66	3.19	2.01	(1.93)
Total from investment operations	(0.69)	0.81	3.33	2.14	(1.83)
Distributions from:
Net investment income	(0.18)	(0.15)	(0.16)	(0.12)	(0.03)
Net realized gain	(0.97)	—	—	—	—
Total distributions	(1.15)	(0.15)	(0.16)	(0.12)	(0.03)
Total increase (decrease) in net asset value	(1.84)	0.66	3.17	2.02	(1.86)
Net asset value, ending	$14.58	$16.42	$15.76	$12.59	$10.57
Total return*	(4.32%)	5.14%	26.70%	20.52%	(14.78%)
Ratios to average net assets: A
Net investment income	0.88%	0.88%	1.04%	1.10%	0.68%
Total expenses	1.69%	1.85%	2.13%	2.35%	2.21%
Expenses before offsets	1.66%	1.66%	1.66%	1.66%	1.66%
Net expenses	1.66%	1.66%	1.66%	1.66%	1.66%
Portfolio turnover	51%	56%	42%	56%	126%
Net assets, ending (in thousands)	$99,908	$50,540	$45,563	$27,406	$24,874

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)     Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 121

CALVERT INTERNATIONAL OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS C SHARES	2015 (z)	2014 (z)	2013 (z)	2012	2011
Net asset value, beginning	$16.08	$15.44	$12.30	$10.32	$12.20
Income from investment operations:
Net investment income (loss)	(0.03)	(0.01)	0.02	0.04	(0.01)
Net realized and unrealized gain (loss)	(0.76)	0.66	3.14	1.95	(1.87)
Total from investment operations	(0.79)	0.65	3.16	1.99	(1.88)
Distributions from:
Net investment income	(0.04)	(0.01)	(0.02)	(0.01)	—
Net realized gain	(0.97)	—	—	—	—
Total distributions	(1.01)	(0.01)	(0.02)	(0.01)	—
Total increase (decrease) in net asset value	(1.80)	0.64	3.14	1.98	(1.88)
Net asset value, ending	$14.28	$16.08	$15.44	$12.30	$10.32
Total return*	(5.09%)	4.20%	25.70%	19.31%	(15.41%)
Ratios to average net assets: A
Net investment income (loss)	(0.18%)	(0.08%)	0.17%	0.30%	(0.13%)
Total expenses	2.72%	2.81%	3.27%	3.65%	3.48%
Expenses before offsets	2.50%	2.50%	2.50%	2.50%	2.50%
Net expenses	2.50%	2.50%	2.50%	2.50%	2.50%
Portfolio turnover	51%	56%	42%	56%	126%
Net assets, ending (in thousands)	$5,030	$4,605	$3,282	$2,363	$1,831

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)     Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

122 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT INTERNATIONAL OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS Y SHARES	2015 (z)	2014 (z)	2013 (z)	2012	2011
Net asset value, beginning	$15.68	$15.03	$11.94	$10.00	$11.72
Income from investment operations:
Net investment income	0.14	0.11	0.18	0.15	0.13
Net realized and unrealized gain (loss)	(0.77)	0.70	3.03	1.90	(1.83)
Total from investment operations	(0.63)	0.81	3.21	2.05	(1.70)
Distributions from:
Net investment income	(0.09)	(0.16)	(0.12)	(0.11)	(0.02)
Net realized gain	(0.97)	—	—	—	—
Total distributions	(1.06)	(0.16)	(0.12)	(0.11)	(0.02)
Total increase (decrease) in net asset value	(1.69)	0.65	3.09	1.94	(1.72)
Net asset value, ending	$13.99	$15.68	$15.03	$11.94	$10.00
Total return*	(4.11%)	5.40%	27.06%	20.69%	(14.52%)
Ratios to average net assets: A
Net investment income	0.92%	0.68%	1.31%	1.36%	1.04%
Total expenses	1.42%	1.48%	1.90%	2.49%	2.68%
Expenses before offsets	1.41%	1.41%	1.41%	1.41%	1.41%
Net expenses	1.41%	1.41%	1.41%	1.41%	1.41%
Portfolio turnover	51%	56%	42%	56%	126%
Net assets, ending (in thousands)	$33,299	$16,536	$5,138	$1,638	$1,519

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)     Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 123

CALVERT SMALL CAP FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS A SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$22.98	$24.58	$19.36	$15.15	$15.55
Income from investment operations:
Net investment income (loss)	0.04	(0.07)	(0.01)	0.20	0.02
Net realized and unrealized gain (loss)	1.80	1.19	6.02	4.05	(0.42)
Total from investment operations	1.84	1.12	6.01	4.25	(0.40)
Distributions from:
Net investment income	**	—	(0.25)	(0.04)	—
Net realized gain	(2.78)	(2.72)	(0.54)	—	—
Total distributions	(2.78)	(2.72)	(0.79)	(0.04)	—
Total increase (decrease) in net asset value	(0.94)	(1.60)	5.22	4.21	(0.40)
Net asset value, ending	$22.04	$22.98	$24.58	$19.36	$15.15
Total return*	8.18%	4.69%	32.42%	28.12%	(2.56%)
Ratios to average net assets: A
Net investment income (loss)	0.19%	(0.28%)	(0.05%)	1.13%	0.13%
Total expenses	1.52%	1.61%	1.67%	1.78%	1.81%
Expenses before offsets	1.37%	1.53%	1.67%	1.69%	1.69%
Net expenses	1.37%	1.53%	1.67%	1.69%	1.69%
Portfolio turnover	59%	103%	82%	3%	9%
Net assets, ending (in thousands)	$154,728	$134,128	$129,407	$95,189	$81,374

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(z)     Per share figures are calculated using the Average Shares Method.

124 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT SMALL CAP FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	SEPTEMBER 30,
CLASS C SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$21.12	$22.98	$18.08	$14.25	$14.77
Income from investment operations:
Net investment income (loss)	(0.12)	(0.23)	(0.17)	0.03	(0.15)
Net realized and unrealized gain (loss)	1.66	1.09	5.65	3.80	(0.37)
Total from investment operations	1.54	0.86	5.48	3.83	(0.52)
Distributions from:
Net investment income	—	—	(0.04)	—	—
Net realized gain	(2.78)	(2.72)	(0.54)	—	—
Total distributions	(2.78)	(2.72)	(0.58)	—	—
Total increase (decrease) in net asset value	(1.24)	(1.86)	4.90	3.83	(0.52)
Net asset value, ending	$19.88	$21.12	$22.98	$18.08	$14.25
Total return*	7.38%	3.81%	31.35%	26.88%	(3.52%)
Ratios to average net assets: A
Net investment income (loss)	(0.56%)	(1.06%)	(0.86%)	0.19%	(0.87%)
Total expenses	2.36%	2.38%	2.49%	2.64%	2.74%
Expenses before offsets	2.12%	2.31%	2.49%	2.64%	2.69%
Net expenses	2.12%	2.31%	2.49%	2.64%	2.69%
Portfolio turnover	59%	103%	82%	3%	9%
Net assets, ending (in thousands)	$15,887	$14,156	$13,726	$9,907	$8,618

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(z)     Per share figures are calculated using the Average Shares Method.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 125

CALVERT SMALL CAP FUND FINANCIAL HIGHLIGHTS

	YEAR ENDED	PERIOD ENDED
	September 30,
CLASS Y SHARES	2015 (z)	2014 (z)#
Net asset value, beginning	$23.06	$25.36
Income from investment operations:
Net investment income	0.09	0.03
Net realized and unrealized gain (loss)	1.82	0.39
Total from investment operations	1.91	0.42
Distributions from:
Net investment income	(0.01)	—
Net realized gain	(2.78)	(2.72)
Total distributions	(2.79)	(2.72)
Total increase (decrease) in net asset value	(0.88)	(2.30)
Net asset value, ending	$22.18	$23.06
Total return*	8.45%	1.81%
Ratios to average net assets: A
Net investment income	0.39%	0.14% (a)
Total expenses	1.31%	2.20% (a)
Expenses before offsets	1.12%	1.16% (a)
Net expenses	1.12%	1.16% (a)
Portfolio turnover	59%	103%
Net assets, ending (in thousands)	$10,084	$4,406

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
#     From October 18, 2013 inception.
(a)     Annualized.
(z)     Per share figures are calculated using the Average Shares Method.

126 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT GLOBAL ENERGY SOLUTIONS FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	SEPTEMBER 30,
CLASS A SHARES	2015 (z)	2014 (z)	2013	2012 (z)	2011 (z)
Net asset value, beginning	$7.10	$6.94	$5.16	$5.48	$8.22
Income from investment operations:
Net investment income (loss)	0.01	—	(0.01)	(0.01)	0.10
Net realized and unrealized gain (loss)	(1.35)	0.16	1.79	(0.17)	(2.84)
Total from investment operations	(1.34)	0.16	1.78	(0.18)	(2.74)
Distributions from:
Net investment income	—	—	—	(0.14)	—
Total distributions	—	—	—	(0.14)	—
Total increase (decrease) in net asset value	(1.34)	0.16	1.78	(0.32)	(2.74)
Net asset value, ending	$5.76	$7.10	$6.94	$5.16	$5.48
Total return*	(18.87%)	2.31%	34.50%	(3.27%)	(33.33%)
Ratios to average net assets: A
Net investment income (loss)	0.17%	(0.05%)	(0.19%)	(0.21%)	1.28%
Total expenses	2.21%	2.13%	2.40%	2.57%	2.30%
Expenses before offsets	1.85%	1.85%	1.85%	1.85%	1.85%
Net expenses	1.85%	1.85%	1.85%	1.85%	1.85%
Portfolio turnover	99%	62%	90%	52%	65%
Net assets, ending (in thousands)	$59,589	$75,155	$79,302	$57,727	$76,921

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 127

CALVERT GLOBAL ENERGY SOLUTIONS FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	SEPTEMBER 30,
CLASS C SHARES	2015 (z)	2014 (z)	2013	2012 (z)	2011 (z)
Net asset value, beginning	$6.75	$6.66	$5.00	$5.28	$7.99
Income from investment operations:
Net investment income (loss)	(0.05)	(0.07)	(0.07)	(0.06)	0.02
Net realized and unrealized gain (loss)	(1.28)	0.16	1.73	(0.17)	(2.73)
Total from investment operations	(1.33)	0.09	1.66	(0.23)	(2.71)
Distributions from:
Net investment income	—	—	—	(0.05)	—
Total distributions	—	—	—	(0.05)	—
Total increase (decrease) in net asset value	(1.33)	0.09	1.66	(0.28)	(2.71)
Net asset value, ending	$5.42	$6.75	$6.66	$5.00	$5.28
Total return*	(19.70%)	1.35%	33.20%	(4.38%)	(33.92%)
Ratios to average net assets: A
Net investment income (loss)	(0.84%)	(1.04%)	(1.21%)	(1.22%)	0.28%
Total expenses	2.96%	2.93%	3.20%	3.37%	3.10%
Expenses before offsets	2.85%	2.85%	2.85%	2.85%	2.85%
Net expenses	2.85%	2.85%	2.85%	2.85%	2.85%
Portfolio turnover	99%	62%	90%	52%	65%
Net assets, ending (in thousands)	$13,663	$17,256	$16,697	$13,595	$18,300

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

128 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT GLOBAL ENERGY SOLUTIONS FUND FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	SEPTEMBER 30,
CLASS Y SHARES	2015 (z)	2014 (z)	2013	2012 (z)	2011 (z)^^
Net asset value, beginning	$7.36	$7.18	$5.32	$5.49	$7.70
Income from investment operations:
Net investment income (loss)	0.04	0.02	0.01	0.05	(0.01)
Net realized and unrealized gain (loss)	(1.41)	0.16	1.85	(0.22)	(2.20)
Total from investment operations	(1.37)	0.18	1.86	(0.17)	(2.21)
Total increase (decrease) in net asset value	(1.37)	0.18	1.86	(0.17)	(2.21)
Net asset value, ending	$5.99	$7.36	$7.18	$5.32	$5.49
Total return*	(18.61%)	2.51%	34.96%	(3.10%)	(28.70%)
Ratios to average net assets: A
Net investment income (loss)	0.57%	0.33%	0.16%	0.90%	(0.92%) (a)
Total expenses	1.84%	1.85%	2.50%	6.75%	873.73% (a)
Expenses before offsets	1.60%	1.60%	1.60%	1.60%	1.60% (a)
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60% (a)
Portfolio turnover	99%	62%	90%	52%	65%**
Net assets, ending (in thousands)	$8,097	$7,654	$1,877	$897	$9

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)     Annualized.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
**    Portfolio turnover is not annualized for periods of less than one year.
^^     From July 29, 2011 inception.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 129

CALVERT GLOBAL WATER FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	SEPTEMBER 30,
CLASS A SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$19.55	$19.12	$15.98	$14.29	$15.40
Income from investment operations:
Net investment income (loss)	(0.02)	0.01	(0.04)	0.02	0.06
Net realized and unrealized gain (loss)	(3.40)	1.77	3.99	3.29	(0.69)
Total from investment operations	(3.42)	1.78	3.95	3.31	(0.63)
Distributions from:
Net investment income	—	(0.01)	(0.01)	(0.04)	(0.02)
Net realized gain	(1.26)	(1.34)	(0.80)	(1.58)	(0.46)
Total distributions	(1.26)	(1.35)	(0.81)	(1.62)	(0.48)
Total increase (decrease) in net asset value	(4.68)	0.43	3.14	1.69	(1.11)
Net asset value, ending	$14.87	$19.55	$19.12	$15.98	$14.29
Total return*	(18.35%)	9.69%	25.81%	25.16%	(4.38%)
Ratios to average net assets: A
Net investment income (loss)	(0.09)%	0.05%	(0.23%)	0.16%	0.36%
Total expenses	1.82%	1.85%	2.04%	2.34%	2.32%
Expenses before offsets	1.82%	1.85%	1.85%	1.85%	1.85%
Net expenses	1.82%	1.85%	1.85%	1.85%	1.85%
Portfolio turnover	110%	77%	104%	116%	125%
Net assets, ending (in thousands)	$295,337	$384,697	$178,275	$55,964	$39,535

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

130 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT GLOBAL WATER FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	SEPTEMBER 30,
CLASS C SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$18.41	$18.20	$15.38	$13.90	$15.12
Income from investment operations:
Net investment income (loss)	(0.13)	(0.12)	(0.19)	(0.12)	(0.10)
Net realized and unrealized gain (loss)	(3.18)	1.68	3.81	3.18	(0.66)
Total from investment operations	(3.31)	1.56	3.62	3.06	(0.76)
Distributions from:
Net investment income	—	(0.01)	—	—	—
Net realized gain	(1.26)	(1.34)	(0.80)	(1.58)	(0.46)
Total distributions	(1.26)	(1.35)	(0.80)	(1.58)	(0.46)
Total increase (decrease) in net asset value	(4.57)	0.21	2.82	1.48	(1.22)
Net asset value, ending	$13.84	$18.41	$18.20	$15.38	$13.90
Total return*	(18.92%)	8.93%	24.63%	23.90%	(5.33%)
Ratios to average net assets: A
Net investment income (loss)	(0.79%)	(0.65%)	(1.16%)	(0.81%)	(0.60%)
Total expenses	2.53%	2.53%	2.79%	3.20%	3.26%
Expenses before offsets	2.53%	2.53%	2.79%	2.85%	2.85%
Net expenses	2.53%	2.53%	2.79%	2.85%	2.85%
Portfolio turnover	110%	77%	104%	116%	125%
Net assets, ending (in thousands)	$75,061	$94,985	$30,759	$8,574	$5,537

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 131

CALVERT GLOBAL WATER FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	SEPTEMBER 30,
CLASS Y SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$19.73	$19.21	$16.03	$14.28	$15.44
Income from investment operations:
Net investment income (loss)	0.04	0.07	0.01	0.05	0.12
Net realized and unrealized gain (loss)	(3.45)	1.80	3.99	3.31	(0.71)
Total from investment operations	(3.41)	1.87	4.00	3.36	(0.59)
Distributions from:
Net investment income	—	(0.01)	(0.02)	(0.03)	(0.11)
Net realized gain	(1.26)	(1.34)	(0.80)	(1.58)	(0.46)
Total distributions	(1.26)	(1.35)	(0.82)	(1.61)	(0.57)
Total increase (decrease) in net asset value	(4.67)	0.52	3.18	1.75	(1.16)
Net asset value, ending	$15.06	$19.73	$19.21	$16.03	$14.28
Total return*	(18.12%)	10.14%	26.07%	25.55%	(4.22%)
Ratios to average net assets: A
Net investment income (loss)	0.23%	0.36%	0.08%	0.40%	0.76%
Total expenses	1.49%	1.49%	1.66%	2.12%	2.56%
Expenses before offsets	1.49%	1.49%	1.60%	1.60%	1.60%
Net expenses	1.49%	1.49%	1.60%	1.60%	1.60%
Portfolio turnover	110%	77%	104%	116%	125%
Net assets, ending (in thousands)	$93,551	$134,938	$26,009	$3,692	$2,934

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

132 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT EMERGING MARKETS EQUITY FUND FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	SEPTEMBER 30,
CLASS A SHARES	2015 (z)	2014 (z)	2013 (z)#
Net asset value, beginning	$13.15	$13.34	$12.00
Income from investment operations:
Net investment income	0.11	0.08	0.13
Net realized and unrealized gain (loss)	(1.92)	0.46	1.34
Total from investment operations	(1.81)	0.54	1.47
Distributions from:
Net investment income	(0.03)	(0.04)	(0.13)
Net realized gain	(0.41)	(0.69)	—
Total distributions	(0.44)	(0.73)	(0.13)
Total increase (decrease) in net asset value	(2.25)	(0.19)	1.34
Net asset value, ending	$10.90	$13.15	$13.34
Total return*	(14.18%)	4.19%	12.30%
Ratios to average net assets: A
Net investment income	0.84%	0.57%	1.16% (a)
Total expenses	2.18%	2.22%	3.03% (a)
Expenses before offsets	1.75%	1.78%	1.78% (a)
Net expenses	1.75%	1.78%	1.78% (a)
Portfolio turnover	66%	95%	74%
Net assets, ending (in thousands)	$23,569	$20,628	$6,337

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)    Annualized.
(z)     Per share figures are calculated using the Average Shares Method.
#    From October 29, 2012 inception.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 133

CALVERT EMERGING MARKETS EQUITY FUND FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	SEPTEMBER 30,
CLASS C SHARES	2015 (z)	2014 (z)	2013 (z)#
Net asset value, beginning	$13.05	$13.34	$12.00
Income from investment operations:
Net investment income (loss)	(0.03)	(0.05)	(0.01)
Net realized and unrealized gain (loss)	(1.87)	0.45	1.37
Total from investment operations	(1.90)	0.40	1.36
Distributions from:
Net investment income	—	—	(0.02)
Net realized gain	(0.41)	(0.69)	—
Total distributions	(0.41)	(0.69)	(0.02)
Total increase (decrease) in net asset value	(2.31)	(0.29)	1.34
Net asset value, ending	$10.74	$13.05	$13.34
Total return*	(14.98%)	3.10%	11.38%
Ratios to average net assets: A
Net investment income (loss)	(0.23%)	(0.41%)	(0.09%) (a)
Total expenses	5.00%	4.36%	100.72% (a)
Expenses before offsets	2.70%	2.78%	2.78% (a)
Net expenses	2.70%	2.78%	2.78% (a)
Portfolio turnover	66%	95%	74%
Net assets, ending (in thousands)	$566	$610	$133

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)    Annualized.
(z)     Per share figures are calculated using the Average Shares Method.
#    From October 29, 2012 inception.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

134 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT EMERGING MARKETS EQUITY FUND FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	SEPTEMBER 30,
CLASS Y SHARES	2015 (z)	2014 (z)	2013 (z)#
Net asset value, beginning	$13.35	$13.48	$12.00
Income from investment operations:
Net investment income	0.12	0.10	0.14
Net realized and unrealized gain (loss)	(1.93)	0.49	1.36
Total from investment operations	(1.81)	0.59	1.50
Distributions from:
Net investment income	(0.03)	(0.03)	(0.02)
Net realized gain	(0.41)	(0.69)	—
Total distributions	(0.44)	(0.72)	(0.02)
Total increase (decrease) in net asset value	(2.25)	(0.13)	1.48
Net asset value, ending	$11.10	$13.35	$13.48
Total return*	(13.96%)	4.51%	12.55%
Ratios to average net assets: A
Net investment income	0.95%	0.78%	1.28% (a)
Total expenses	2.07%	2.24%	18.62% (a)
Expenses before offsets	1.50%	1.53%	1.53% (a)
Net expenses	1.50%	1.53%	1.53% (a)
Portfolio turnover	66%	95%	74%
Net assets, ending (in thousands)	$6,889	$2,320	$440

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)    Annualized.
(z)     Per share figures are calculated using the Average Shares Method.
#    From October 29, 2012 inception.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 135

CALVERT CONSERVATIVE ALLOCATION PORTFOLIO FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS A SHARES	2015 (z)	2014	2013 (z)	2012	2011
Net asset value, beginning	$17.22	$16.88	$16.45	$15.01	$15.17
Income from investment operations:
Net investment income	0.30	0.29	0.38	0.40	0.42
Net realized and unrealized gain (loss)	0.05	0.83	0.74	1.65	(0.13)
Total from investment operations	0.35	1.12	1.12	2.05	0.29
Distributions from:
Net investment income	(0.29)	(0.29)	(0.39)	(0.40)	(0.45)
Net realized gain	(0.69)	(0.49)	(0.30)	(0.21)	—
Total distributions	(0.98)	(0.78)	(0.69)	(0.61)	(0.45)
Total increase (decrease) in net asset value	(0.63)	0.34	0.43	1.44	(0.16)
Net asset value, ending	$16.59	$17.22	$16.88	$16.45	$15.01
Total return*	2.01%	6.78%	7.07%	13.96%	1.86%
Ratios to average net assets: A,B
Net investment income	1.76%	1.71%	2.31%	2.53%	2.65%
Total expenses	0.69%	0.68%	0.68%	0.77%	0.84%
Expenses before offsets	0.44%	0.44%	0.44%	0.44%	0.44%
Net expenses	0.44%	0.44%	0.44%	0.44%	0.44%
Portfolio turnover	8%	17%	31%	26%	22%
Net assets, ending (in thousands)	$112,881	$92,150	$73,305	$53,431	$38,329

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
B     Amounts do not include the activity of the Underlying Funds.
(z)    Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

136 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT CONSERVATIVE ALLOCATION PORTFOLIO FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS C SHARES	2015 (z)	2014	2013 (z)	2012	2011
Net asset value, beginning	$17.06	$16.74	$16.32	$14.90	$15.10
Income from investment operations:
Net investment income	0.13	0.13	0.21	0.24	0.25
Net realized and unrealized gain (loss)	0.06	0.81	0.74	1.62	(0.14)
Total from investment operations	0.19	0.94	0.95	1.86	0.11
Distributions from:
Net investment income	(0.16)	(0.13)	(0.23)	(0.23)	(0.31)
Net realized gain	(0.69)	(0.49)	(0.30)	(0.21)	—
Total distributions	(0.85)	(0.62)	(0.53)	(0.44)	(0.31)
Total increase (decrease) in net asset value	(0.66)	0.32	0.42	1.42	(0.20)
Net asset value, ending	$16.40	$17.06	$16.74	$16.32	$14.90
Total return*	1.03%	5.71%	6.02%	12.73%	0.67%
Ratios to average net assets: A,B
Net investment income	0.76%	0.73%	1.30%	1.45%	1.47%
Total expenses	1.44%	1.40%	1.44%	1.51%	1.59%
Expenses before offsets	1.44%	1.40%	1.44%	1.51%	1.59%
Net expenses	1.44%	1.40%	1.44%	1.51%	1.59%
Portfolio turnover	8%	17%	31%	26%	22%
Net assets, ending (in thousands)	$29,932	$25,263	$20,675	$15,209	$10,492

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
B     Amounts do not include the activity of the Underlying Funds.
(z)     Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 137

CALVERT MODERATE ALLOCATION PORTFOLIO FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS A SHARES	2015 (z)	2014	2013	2012	2011
Net asset value, beginning	$19.80	$19.04	$16.89	$14.51	$14.87
Income from investment operations:
Net investment income	0.23	0.20	0.20	0.21	0.15
Net realized and unrealized gain (loss)	(0.04)	1.34	2.14	2.36	(0.29)
Total from investment operations	0.19	1.54	2.34	2.57	(0.14)
Distributions from:
Net investment income	(0.21)	(0.19)	(0.19)	(0.19)	(0.20)
Net realized gain	(0.94)	(0.59)	—	—	—
In excess of net investment income	—	—	—	—	(0.02)
Total distributions	(1.15)	(0.78)	(0.19)	(0.19)	(0.22)
Total increase (decrease) in net asset value	(0.96)	0.76	2.15	2.38	(0.36)
Net asset value, ending	$18.84	$19.80	$19.04	$16.89	$14.51
Total return*	0.86%	8.27%	14.02%	17.89%	(1.03%)
Ratios to average net assets: A,B
Net investment income	1.14%	1.01%	1.12%	1.28%	0.97%
Total expenses	0.67%	0.64%	0.69%	0.72%	0.73%
Expenses before offsets	0.67%	0.64%	0.69%	0.72%	0.73%
Net expenses	0.67%	0.64%	0.69%	0.72%	0.73%
Portfolio turnover	8%	10%	27%	25%	18%
Net assets, ending (in thousands)	$189,372	$172,244	$143,215	$117,550	$95,930

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
B     Amounts do not include the activity of the Underlying Funds.
(z)    Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

138 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT MODERATE ALLOCATION PORTFOLIO FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS C SHARES	2015 (z)	2014	2013	2012	2011
Net asset value, beginning	$19.19	$18.55	$16.52	$14.26	$14.65
Income from investment operations:
Net investment income	0.07	0.09	0.09	0.09	0.04
Net realized and unrealized gain (loss)	(0.02)	1.26	2.08	2.31	(0.29)
Total from investment operations	0.05	1.35	2.17	2.40	(0.25)
Distributions from:
Net investment income	(0.14)	(0.12)	(0.14)	(0.14)	(0.13)
Net realized gain	(0.94)	(0.59)	—	—	—
In excess of net investment income	—	—	—	—	(0.01)
Total distributions	(1.08)	(0.71)	(0.14)	(0.14)	(0.14)
Total increase (decrease) in net asset value	(1.03)	0.64	2.03	2.26	(0.39)
Net asset value, ending	$18.16	$19.19	$18.55	$16.52	$14.26
Total return*	0.09%	7.44%	13.21%	16.96%	(1.79%)
Ratios to average net assets: A,B
Net investment income	0.37%	0.28%	0.38%	0.55%	0.24%
Total expenses	1.42%	1.38%	1.42%	1.45%	1.48%
Expenses before offsets	1.42%	1.38%	1.42%	1.45%	1.48%
Net expenses	1.42%	1.38%	1.42%	1.45%	1.48%
Portfolio turnover	8%	10%	27%	25%	18%
Net assets, ending (in thousands)	$40,560	$37,326	$31,242	$24,869	$20,842

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
B     Amounts do not include the activity of the Underlying Funds.
(z)    Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 139

CALVERT AGGRESSIVE ALLOCATION PORTFOLIO FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS A SHARES	2015 (z)	2014 (z)	2013	2012	2011 (z)
Net asset value, beginning	$20.68	$19.38	$16.15	$13.47	$13.94
Income from investment operations:
Net investment income	0.21	0.18	0.11	0.12	0.05
Net realized and unrealized gain (loss)	(0.08)	1.70	3.23	2.68	(0.49)
Total from investment operations	0.13	1.88	3.34	2.80	0.44
Distributions from:
Net investment income	(0.21)	(0.18)	(0.11)	(0.12)	(0.03)
Net realized gain	(1.28)	(0.40)	—	—	—
Total distributions	(1.49)	(0.58)	(0.11)	(0.12)	(0.03)
Total increase (decrease) in net asset value	(1.36)	1.30	3.23	2.68	(0.47)
Net asset value, ending	$19.32	$20.68	$19.38	$16.15	$13.47
Total return*	0.41%	9.85%	20.82%	20.88%	(3.19%)
Ratios to average net assets: A,B
Net investment income	1.04%	0.88%	0.62%	0.80%	0.33%
Total expenses	0.77%	0.76%	0.81%	0.86%	0.86%
Expenses before offsets	0.43%	0.43%	0.43%	0.43%	0.43%
Net expenses	0.43%	0.43%	0.43%	0.43%	0.43%
Portfolio turnover	10%	15%	31%	24%	16%
Net assets, ending (in thousands)	$93,928	$83,009	$72,318	$60,495	$51,103

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
B     Amounts do not include the activity of the Underlying Funds.
(z)     Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

140 CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT AGGRESSIVE ALLOCATION PORTFOLIO FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS C SHARES	2015 (z)	2014 (z)	2013	2012	2011 (z)
Net asset value, beginning	$18.71	$17.71	$14.89	$12.57	$13.18
Income from investment operations:
Net investment income	(0.01)	(0.06)	(0.05)	(0.07)	(0.14)
Net realized and unrealized gain (loss)	(0.07)	1.58	2.93	2.50	(0.44)
Total from investment operations	(0.08)	1.52	2.88	2.43	(0.58)
Distributions from:
Net investment income	(0.14)	(0.12)	(0.06)	(0.11)	(0.03)
Net realized gain	(1.28)	(0.40)	—	—	—
Total distributions	(1.42)	(0.52)	(0.06)	(0.11)	(0.03)
Total increase (decrease) in net asset value	(1.50)	1.00	2.82	2.32	(0.61)
Net asset value, ending	$17.21	$18.71	$17.71	$14.89	$12.57
Total return*	(0.72%)	8.66%	19.39%	19.43%	(4.45%)
Ratios to average net assets: A,B
Net investment income	(0.05%)	(0.30%)	(0.61%)	(0.46%)	(0.93%)
Total expenses	1.55%	1.53%	1.63%	1.69%	1.70%
Expenses before offsets	1.55%	1.53%	1.63%	1.69%	1.70%
Net expenses	1.55%	1.53%	1.63%	1.69%	1.70%
Portfolio turnover	10%	15%	31%	24%	16%
Net assets, ending (in thousands)	$16,400	$14,557	$11,234	$8,381	$7,229

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
B     Amounts do not include the activity of the Underlying Funds.
(z)     Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

CALVERT EQUITY AND ASSET ALLOCATION FUNDS PROSPECTUS CLASS A, C AND Y 141

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PRINCIPAL UNDERWRITER
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

For investors who want more information about the Funds, the following documents are available free upon request:
Annual/Semi-Annual Reports: Additional information about each Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In each Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Statement of Additional Information (SAI): The SAI for each Fund provides more detailed information about the Fund, including a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings. The SAI for each Fund is incorporated into this Prospectus by reference.
You can get free copies of reports and SAIs, request other information and discuss your questions about the Funds by contacting your financial professional, or the Funds at:
Calvert Investments, Inc.
4550 Montgomery Ave.
Suite 1000N
Bethesda, MD 20814
Telephone: 1-800-368-2745
Each Fund also makes available its SAI and its Annual and Semi-Annual Reports free of charge on Calvert’s website at the following Internet address:
www.calvert.com
You can review and copy information about the Fund (including its SAI) at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
The Funds enter into contractual arrangements with various parties, including, among others, the Advisor, who provide services to the Funds. Shareholders of the Funds are not parties to, or third-party beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders of the Funds.
Neither this Prospectus, the SAI nor any document filed as an exhibit to the Funds’ registration statement is intended to give rise to any agreement or contract between a Fund and any shareholder, or give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.
Investment Company Act file:
No. 811-03334 Calvert Social Investment Fund (Calvert Balanced Portfolio, Calvert Equity Portfolio, Calvert Large Cap Core Portfolio, Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund)
No. 811- 06563 Calvert World Values Fund, Inc. (Calvert International Equity Fund, Calvert Capital Accumulation Fund, Calvert International Opportunities Fund and Calvert Emerging Markets Equity Fund)
No. 811-10045 Calvert Impact Fund, Inc. (Calvert Small Cap Fund, Calvert Global Energy Solutions Fund and Calvert Global Water Fund) No. 811-22212

Printed on recycled paper using soy inks

Calvert Equity Funds PROSPECTUS CLASS I

January 31, 2016

Ticker

Calvert Balanced Portfolio	CBAIX
Calvert Equity Portfolio	CEYIX
Calvert Large Cap Core Portfolio	CMIIX
Calvert Capital Accumulation Fund	CCPIX
Calvert International Equity Fund	CWVIX
Calvert International Opportunities Fund	COIIX
Calvert Small Cap Fund	CSVIX
Calvert Global Energy Solutions Fund	CAEIX
Calvert Global Water Fund	CFWIX
Calvert Emerging Markets Equity Fund	CVMIX

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any State Securities Commission, and neither the SEC nor any State Securities Commission has determined that this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Calvert Equity Funds Prospectus
Class I
January 31, 2016

FUND SUMMARY

CALVERT BALANCED PORTFOLIO
Class (Ticker):	I (CBAIX)
INVESTMENT OBJECTIVE
The Fund seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.52%
Distribution and service (12b-1) fees	None
Other expenses	0.11%
Total annual fund operating expenses	0.63%
Less fee waiver and/or expense reimbursement[2]	(0.01)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.62%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2 The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2017. Direct net operating expenses will not exceed 0.62% for Class I. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $1,000,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$6,336	$20,069	$35,028	$78,535

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 99% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund typically invests about 60% of its net assets in stocks and 40% in bonds or other fixed-income investments. Stock investments are primarily common stock in large-cap companies. Fixed-income investments are primarily a wide variety of investment grade debt securities, such as corporate debt securities, mortgage-backed securities (including commercial mortgage-backed securities and collateralized mortgage obligations (“CMOs”)), and other asset-backed securities (“ABS”). The Fund invests in debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund may also invest in unrated debt securities.
An investment grade debt security is rated BBB- or higher by a nationally recognized statistical rating organization (“NRSRO”), or is an unrated debt security determined by the Advisor to be of comparable credit quality.
The Fund invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product. The Advisor monitors the Fund’s allocation and may rebalance or reallocate the Fund’s assets based on its view of economic and market factors and events. The equity portion of the Fund is primarily a large cap core U.S. domestic portfolio, although the Fund may also invest in foreign stocks and mid-cap stocks. The equity portion of the Fund seeks companies that have the potential to outperform the market through exceptional growth and/or valuation improvement. The fixed-income portion of the Fund reflects an active trading strategy, seeking total return.
The Fund uses a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts to manage the duration of the Fund and hedge interest rate risk.
Incidental to its main investment strategy, the Fund may also use futures contracts as a substitute for direct investment in a particular asset class, in order to facilitate the periodic rebalancing of the Fund’s portfolio to maintain its target asset

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 1

allocation, to make tactical asset allocations and to assist in managing cash.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result. There is a risk that the Advisor may allocate assets to an asset class that underperforms other asset classes.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.
Bond Market Risk. The market prices of bonds held by the Fund may fall.

Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.
Mortgage-Backed Securities Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by GSEs such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.
Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.
Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the Advisor. When the Fund purchases unrated securities, it will depend on the Advisor’s analysis of credit risk without the assessment of a nationally recognized statistical rating organization.
Active Trading Strategy Risk. The fixed-income portion of the Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.
Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in

2 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance has varied from year to year. The table compares the Fund’s performance over time with that of a broad-based securities market benchmark, a composite benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	9/30/09	11.60%
Worst Quarter (of periods shown)	12/31/08	-18.11%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Return before taxes	-2.43%	7.96%	5.09%
Return after taxes on distributions	-5.47%	6.18%	3.90%
Return after taxes on distributions and sale of Fund shares	0.36%	5.92%	3.84%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	0.92%	12.44%	7.40%
Balanced Composite Benchmark* (reflects no deduction for fees, expenses or taxes)	0.75%	9.59%	7.19%
Lipper Mixed-Asset Target Allocation Growth Funds Avg. (reflects no deduction for taxes)	-1.65%	6.80%	5.10%
* The Fund also shows the Balanced Composite Benchmark because it is more consistent with the Fund’s portfolio construction process and represents a more accurate reflection of the Fund’s anticipated risk and return patterns. The Balanced Composite Benchmark is an internally constructed benchmark comprised of a blend of 60% Russell 1000 Index and 40% Barclays U.S. Aggregate Index. Prior to 11/1/2015 the fixed income component was the Barclays U.S. Credit Index.
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Allocation of Assets:

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since November 2015
Joshua Linder, CFA	Portfolio Manager	Since January 2014
Fixed-Income Investments:

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 3

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since January 2013
Matthew Duch	Vice President, Portfolio Manager	Since September 2011
Mauricio Agudelo	Portfolio Manager	Since November 2015
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
Equity Investments:

Portfolio Manager Name	Title	Length of Time Managing Fund
Joshua Linder, CFA	Portfolio Manager	Since November 2015
Christopher Madden, CFA	Portfolio Manager	Since November 2015
Kurt Moeller, CFA	Portfolio Manager	Since November 2015
Jade Huang	Portfolio Manager	Since November 2015
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of a Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).
All initial purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.
Minimum to Open Fund Account
$1,000,000
Waiver for Retirement Plan Omnibus Accounts. The initial investment minimum is waived for retirement plans that trade through omnibus accounts.
The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.
To Buy Shares
New Accounts (include application) and Subsequent Investments: For wire instructions, call 800-327-2109.
To Sell Shares
Shares may be sold by telephone. Call 800-368-2745.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

4 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

FUND SUMMARY

CALVERT EQUITY PORTFOLIO
Class (Ticker):	I (CEYIX)
INVESTMENT OBJECTIVE
The Fund seeks growth of capital through investment in stocks believed to offer opportunities for potential capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.61%
Distribution and service (12b-1) fees	None
Other expenses	0.05%
Acquired fund fees and expenses	0.02%
Total annual fund operating expenses	0.68%
Less fee waiver and/or expense reimbursement[2]	(0.02)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.66%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through January 31, 2018.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $1,000,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$6,743	$21,342	$37,462	$84,265
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities (common stock). The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund invests primarily in common stocks of U.S. large-cap companies. The Fund defines large-cap companies as those whose market capitalization falls within the range of the Russell 1000 Index at the time of investment.
As of December 31, 2015, the market capitalization of the Russell 1000 Index companies ranged from $380 million to $587.2 billion with a weighted average level of $124.2 billion.
The Fund may also invest in mid-cap stocks and may invest up to 25% of its net assets in foreign stocks.
The Subadvisor looks for established companies with a history of steady earnings growth. The Subadvisor selects companies based on its opinion that the company has the ability to sustain growth through high profitability and that the stock is favorably priced with respect to those growth expectations.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 5

and economic conditions, and on investors’ perception of a company’s well-being.
Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
Growth Company Risk. Prices of growth company securities may fall more than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance has varied from year to year. The table compares the Fund’s performance over time with that of its current benchmark, its former benchmark and a performance average of similar mutual funds. The Fund changed its benchmark from the Standard & Poor’s (“S&P”) 500 Index to the Russell 1000 Growth Index because the Advisor believes that the Russell 1000 Growth Index is more representative of the investment approach used to manage the Fund. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/09	18.18%
Worst Quarter (of periods shown)	12/31/08	-24.28%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Return before taxes	4.19%	11.72%	8.13%
Return after taxes on distributions	-0.59%	9.86%	6.94%
Return after taxes on distributions and sale of Fund shares	6.03%	9.30%	6.56%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	5.67%	13.53%	8.53%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%
Lipper Large-Cap Growth Funds Avg(reflects no deduction for taxes)	5.26%	12.27%	7.54%

6 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. Atlanta Capital Management Company, LLC (“Atlanta Capital” or “Subadvisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Richard B. England, CFA	Managing Director, Principal and Portfolio Manager	Since July 2006
Joseph B. Hudepohl, CFA	Managing Director, Principal and Portfolio Manager	Since June 2015
Lance V. Garrison, CFA	Vice President, Principal and Portfolio Manager	Since June 2015
Jeffrey A. Miller, CFA	Vice President, Principal and Portfolio Manager	Since June 2015
Robert R. Walton, Jr., CFA	Vice President, Principal and Portfolio Manager	Since June 2015
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of a Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).
All initial purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.
Minimum to Open Fund Account
$1,000,000
Waiver for Retirement Plan Omnibus Accounts. The initial investment minimum is waived for retirement plans that trade through omnibus accounts.
The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.

To Buy Shares
New Accounts (include application) and Subsequent Investments: For wire instructions, call 800-327-2109.
To Sell Shares
Shares may be sold by telephone. Call 800-368-2745.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 7

FUND SUMMARY

CALVERT LARGE CAP CORE PORTFOLIO
Class (Ticker):	I (CMIIX)
INVESTMENT OBJECTIVE
The Fund seeks to provide a total return which exceeds the total return of the Russell 1000 Index over a market cycle.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.72%
Distribution and service (12b-1) fees	None
Other expenses	0.09%
Total annual fund operating expenses	0.81%
Less fee waiver and/or expense reimbursement[2]	(0.02%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.79%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through January 31, 2018.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $1,000,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$8,066	$25,453	$44,559	$99,784
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund employs an active investment strategy and invests primarily in the common stocks of U.S. large-cap companies that meet the Fund’s investment criteria, including financial, sustainability and social responsibility investment factors. The Fund’s investment process seeks to add value by using the Advisor’s fundamental, quantitative, and macro-economic research and analyses while integrating the Advisor’s proprietary views on material environmental, social and governance (“ESG”) information as part of its risk and opportunity assessment. The portfolio construction process seeks to maximize the benefit of these insights while managing the Fund’s risk profile relative to its benchmark, the Russell 1000 Index, and minimizing transaction costs. The Fund may sell a security when it no longer appears attractive under this process.
The Fund will normally invest at least 80% of its net assets, including borrowings for investment purposes, in the equity securities (common stock) of large capitalization companies. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.
The Fund defines large-cap companies as those whose market capitalization falls within the range of the Russell 1000 Index at the time of investment. As of December 31, 2015, the market capitalization of the Russell 1000 Index ranged from $380 million to $587.2 billion with a weighted average level of $124.2 billion. Although primarily investing in large-cap U.S. companies, the Fund may also invest in mid-cap and small-cap companies. The Fund may invest up to 25% of its net assets in foreign securities.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

8 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small-Cap and Mid-Cap Company Risk. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	9/30/09	17.40%
Worst Quarter (of periods shown)	12/31/08	-23.72%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Return before taxes	-3.82%	10.58%	5.41%
Return after taxes on distributions	-8.62%	8.72%	4.28%
Return after taxes on distributions and sale of Fund shares	0.76%	8.38%	4.33%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	0.92%	12.44%	7.40%
Lipper Large-Cap Core Funds Avg. (reflects no deduction for taxes)	-0.55%	10.92%	6.41%

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 9

PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc.  (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Joshua Linder, CFA	Portfolio Manager	Since November 2015
Christopher Madden, CFA	Portfolio Manager	Since November 2015
Kurt Moeller, CFA	Portfolio Manager	Since November 2015
Jade Huang	Portfolio Manager	Since November 2015
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of a Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).
All initial purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.
Minimum to Open Fund Account
$1,000,000
Waiver for Retirement Plan Omnibus Accounts. The initial investment minimum is waived for retirement plans that trade through omnibus accounts.
The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.
To Buy Shares
New Accounts (include application) and Subsequent Investments: For wire instructions, call 800-327-2109.
To Sell Shares
Shares may be sold by telephone. Call 800-368-2745.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

10 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

FUND SUMMARY

CALVERT CAPITAL ACCUMULATION FUND
Class (Ticker):	I (CCPIX)
INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.77%
Distribution and service (12b-1) fees	None
Other expenses	0.08%
Total annual fund operating expenses	0.85%
Less fee waiver and/or expense reimbursement[2]	(0.02)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.83%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through January 31, 2018.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $1,000,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$8,473	$26,715	$46,733	$104,517
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in the common stocks of mid-size U.S. companies. The Fund currently defines mid-cap companies as those whose market capitalization falls within the range of the Russell Midcap Growth Index. As of December 31, 2015, the market capitalization of the Russell Midcap Growth Index companies ranged from $718 million to $30.2 billion with a weighted average level of $13.3 billion.
Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.
The Fund may also invest up to 25% of its net assets in foreign securities.
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
The Subadvisor favors companies which have an above market average prospective growth rate, but sell at below market average valuations. The Subadvisor evaluates each stock in terms of its growth potential, the return for risk free investments, and the risk and reward potential for the company to determine a reasonable price for the stock.
Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples’ rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.
Investments are selected for financial soundness and evaluated according to the Fund’s sustainable and socially responsible investment criteria. Investments must be consistent with the Fund’s current investment criteria, including financial, sustainability and social responsibility factors, the application of

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 11

which is in the economic interest of the Fund and its shareholders.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single stock may have greater impact on the Fund than on a diversified fund.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
Growth Company Risk. Prices of growth company securities may fall more than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
Value Stock Risk. Value stocks may perform differently from the stock market as a whole.  The price of a value stock may take an unexpectedly long time to reflect the portfolio manager’s calculation of a stock’s intrinsic value or may not appreciate as anticipated. The value-oriented investing approach may fall out of favor with investors from time to time, and during those periods the Fund may underperform other funds using different investment approaches.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Responsible Investing Risk. Investing primarily in securities that meet certain sustainable and socially responsible investment criteria carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize such criteria when selecting investments. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	12/31/10	17.19%
Worst Quarter (of periods shown)	12/31/08	-25.02%

12 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Return before taxes	-3.18%	10.23%	7.77%
Return after taxes on distributions	-5.35%	8.30%	6.80%
Return after taxes on distributions and sale of Fund shares	-0.55%	7.99%	6.27%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	-0.20%	11.54%	8.16%
Lipper Mid-Cap Core Funds Avg. (reflects no deduction for taxes)	-1.11%	9.73%	7.15%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. New Amsterdam Partners LLC (“New Amsterdam” or “Subadvisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Michelle Clayman, CFA	Managing Partner, Chief Investment Officer, New Amsterdam	Since September 2005
Nathaniel Paull, CFA	Partner, Senior Portfolio Manager, New Amsterdam	Since September 2005
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of a Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).
All initial purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.
Minimum to Open Fund Account
$1,000,000
Waiver for Retirement Plan Omnibus Accounts. The initial investment minimum is waived for retirement plans that trade through omnibus accounts.

The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.
To Buy Shares
New Accounts (include application) and Subsequent Investments: For wire instructions, call 800-327-2109.
To Sell Shares
Shares may be sold by telephone. Call 800-368-2745.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 13

FUND SUMMARY

CALVERT INTERNATIONAL EQUITY FUND
Class (Ticker):	I (CWVIX)
INVESTMENT OBJECTIVE
The Fund seeks to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of stocks.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.86%
Distribution and service (12b-1) fees	None
Other expenses	0.14%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	1.01%
Less fee waiver and/or expense reimbursement[2]	(0.05%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.96%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2 The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 0.95% through January 31, 2017. This expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $1,000,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$9,794	$31,657	$55,299	$123,170

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 97% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities of foreign companies (common and preferred stock and the depositary receipts on such stock). The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. Using a core investment approach, the Fund invests primarily in common and preferred stocks of non-U.S. large-cap companies. The Fund defines non-U.S. large-cap companies as those whose market capitalization falls within the range of the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index at the time of investment. As of December 31, 2015, the market capitalization of the MSCI EAFE companies ranged from $54 million to $237.5 billion with a weighted average level of $48.6 billion.
The Fund generally holds stocks of companies from the constituent countries of the MSCI EAFE Index, but may invest in other countries, including emerging markets stocks. The Fund will invest in at least three different countries. The Advisor focuses on deriving returns from individual stock selection (bottom-up). The Advisor utilizes fundamental insights arrived at through qualitative and quantitative analysis of a broad range of non-U.S. securities to identify stocks expected to provide returns superior to that of the benchmark.
The Fund may enter into foreign currency derivatives (including forward currency contracts and currency futures contracts) to hedge foreign currency exposure.
The Fund invests no more than 5% of its net assets in U.S. companies (excluding High Social Impact and Special Equities investments). See “Special Investment Programs” in this Prospectus.
The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment

14 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

principles guide our investment research processes and decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Preferred Stock Risk. The market value of preferred stock generally decreases when interest rates rise and is affected by the issuer’s ability to make payments on the preferred stock.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Foreign Currency Hedge and Derivatives Risk. Transactions in foreign currency and foreign currency derivatives in connection with the purchase and sale of investments in foreign markets may result in foreign currency exposure and the potential for losses due to fluctuations in currency exchange rates without regard to the quality or performance of the investment itself. The use of foreign currency and foreign currency derivatives may also prevent the Fund from realizing profits on favorable movements in exchange rates. In addition, the value of a foreign currency derivative may not correlate to the value of the underlying foreign currency to the extent expected. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Fund’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.
Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance has varied from year to year. The table compares the Fund’s performance over time with that of its current benchmark, its former benchmark and a performance average of similar mutual funds. The Fund changed its benchmark from the MSCI EAFE Investable Market Index (“IMI”) to the MSCI EAFE Index because the Adviser believes that the MSCI EAFE Index is more representative of the investment approach used to manage the Fund and better reflects the universe of securities in which the Fund invests. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 15

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/09	23.79%
Worst Quarter (of periods shown)	12/31/08	-23.93%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Return before taxes	0.24%	3.44%	0.91%
Return after taxes on distributions	-0.45%	3.34%	0.45%
Return after taxes on distributions and sale of Fund shares	0.14%	2.91%	1.08%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-0.39%	4.07%	3.50%
MSCI EAFE IMI Index (reflects no deduction for fees, expenses or taxes)	0.91%	4.40%	3.76%
Lipper International Multi-Cap Growth Funds Avg. (reflects no deduction for taxes)	0.51%	3.18%	3.15%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc.  (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Joshua Linder, CFA	Portfolio Manager	Since November 2015
Christopher Madden, CFA	Portfolio Manager	Since November 2015
Kurt Moeller, CFA	Portfolio Manager	Since November 2015
Jade Huang	Portfolio Manager	Since November 2015
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of a Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).
All initial purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.
Minimum to Open Fund Account
$1,000,000
Waiver for Retirement Plan Omnibus Accounts. The initial investment minimum is waived for retirement plans that trade through omnibus accounts.
The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.
To Buy Shares
New Accounts (include application) and Subsequent Investments: For wire instructions, call 800-327-2109.
To Sell Shares
Shares may be sold by telephone. Call 800-368-2745.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

16 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

FUND SUMMARY

CALVERT INTERNATIONAL OPPORTUNITIES FUND
Class (Ticker):	I (COIIX)
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.87%
Distribution and service (12b-1) fees	None
Other expenses	0.25%
Total annual fund operating expenses	1.12%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $1,000,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year; and

•	the Fund’s operating expenses remain the same.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$11,417	$35,598	$61,692	$136,317
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in common and preferred stocks of non-U.S. small-cap to mid-cap companies, which the Fund defines as companies whose market capitalization falls within the range of the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Small-Mid (“SMID”) Index at the time of investment. As of
December 31, 2015, the market capitalization of the MSCI EAFE SMID companies ranged from $54 million to $43.9 billion with a weighted average level of $5.6 billion.
The Fund invests no more than 10% of its net assets in U.S. companies (excluding High Social Impact and Special Equities investments). See “Special Investment Programs” in this Prospectus.
The Fund primarily holds stocks of companies in developed countries but as an internationally diverse fund, it may invest in any geographic region of the world (at least three different countries) if a Subadvisor deems the company attractive. The stock selection process of each Subadvisor does not utilize a predetermined geographic allocation, and each Subadvisor primarily uses a bottom-up approach focused on fundamental analysis of stocks of individual companies across all geographic regions. The Advisor attempts to control the portfolio’s risk level and maximize the Fund’s return potential relative to the MSCI EAFE SMID benchmark by balancing the risks and opportunities between the portion of the portfolio managed by each Subadvisor. The Advisor may shift allocations between the Subadvisors depending on market conditions, the Subadvisors’ respective style biases, and performance opportunities. The Fund may invest up to 20% of its assets in securities of issuers in emerging market countries. The securities in which the Fund invests are often denominated and traded in foreign currencies.
The Fund may enter into foreign currency derivatives (including forward currency contracts and currency futures contracts) to hedge foreign currency exposure.
The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).
Attractive companies are identified through a combination of valuation and growth metrics that seeks to identify companies with a sustainable competitive advantage. Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.
Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples’ rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 17

and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.
Investments are selected for financial soundness and evaluated according to the Fund’s sustainable and socially responsible investment criteria. Investments must be consistent with the Fund’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result. The Advisor’s allocation of Fund assets between the portion of the portfolio managed by each Subadvisor may cause the Fund to underperform.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Preferred Stock Risk. The market value of preferred stock generally decreases when interest rates rise and is affected by the issuer’s ability to make payments on the preferred stock.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

Foreign Currency Hedge and Derivatives Risk. Transactions in foreign currency and foreign currency derivatives in connection with the purchase and sale of investments in foreign markets may result in foreign currency exposure and the potential for losses due to fluctuations in currency exchange rates without regard to the quality or performance of the investment itself. The use of foreign currency and foreign currency derivatives may also prevent the Fund from realizing profits on favorable movements in exchange rates. In addition, the value of a foreign currency derivative may not correlate to the value of the underlying foreign currency to the extent expected. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Fund’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.
Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
Small-Cap and Mid-Cap Company Risk. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
Growth Company Risk. Prices of growth company securities may fall more than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.
Value Stock Risk. Value stocks may perform differently from the stock market as a whole.  The price of a value stock may take an unexpectedly long time to reflect the portfolio manager’s calculation of a stock’s intrinsic value or may not appreciate as anticipated. The value-oriented investing approach may fall out of favor with investors from time to time, and during those periods the Fund may underperform other funds using different investment approaches.
Multi-Manager Risk. While the Advisor monitors the overall management of the Fund, the Subadvisors make investment decisions independently from each other. It is possible that the Subadvisors’ investment styles may not always be complementary, which could affect the performance and transaction costs of the Fund.
Responsible Investing Risk. Investing primarily in securities that meet certain sustainable and socially responsible investment criteria carries the risk that, under certain market conditions, the

18 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

Fund may underperform funds that do not utilize such criteria when selecting investments. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/09	24.14%
Worst Quarter (of periods shown)	12/31/08	-24.10%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a

401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	Since Inception (5/31/07)
Return before taxes	2.29%	5.38%	1.82%
Return after taxes on distributions	0.96%	4.75%	1.48%
Return after taxes on distributions and sale of Fund shares	1.89%	4.33%	1.59%
MSCI EAFE SMID Index (reflects no deduction for fees, expenses or taxes)	6.97%	6.09%	1.31%
Lipper International Small/Mid-Cap Core Funds Avg. (reflects no deduction for taxes)	3.12%	3.62%	0.30%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisors. Advisory Research, Inc. (“ARI”) and Trilogy Global Advisors, LP (“Trilogy”) (each a “Subadvisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Jonathan P. Brodsky	Managing Director, ARI	Since September 2011
Drew Edwards	Managing Director, ARI	Since September 2011
Marco P. Priani, CFA, CPA, FRM	Managing Director, ARI	Since September 2011
William Sterling, Ph.D.	Chief Investment Officer and Senior Portfolio Mananger, Trilogy	Since September 2011
Gregory J. Gigliotti	Managing Director and Senior Portfolio Manager, Trilogy	Since September 2011
Pablo Salas	Managing Director and Senior Portfolio Manager, Trilogy	Since September 2011
Jessica Reuss, CFA	Product Specialist and Portfolio Manager, Trilogy	Since September 2011
David Runkle, Ph.D., CFA	Director of Quantitative Research, Portfolio Manager, Trilogy	Since September 2011

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 19

BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of a Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).
All initial purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.
Minimum to Open Fund Account
$1,000,000
Waiver for Retirement Plan Omnibus Accounts. The initial investment minimum is waived for retirement plans that trade through omnibus accounts.
The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.
To Buy Shares
New Accounts (include application) and Subsequent Investments: For wire instructions, call 800-327-2109.
To Sell Shares
Shares may be sold by telephone. Call 800-368-2745.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

20 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

FUND SUMMARY

CALVERT SMALL CAP FUND
Class (Ticker):	I (CSVIX)
INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation through investment primarily in small-cap common stocks of U.S. companies.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.82%
Distribution and service (12b-1) fees	None
Other expenses	0.11%
Total annual fund operating expenses	0.93%
Less fee waiver and/or expense reimbursement[2]	(0.02%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.91%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2 The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through January 31, 2018.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $1,000,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$9,286	$29,233	$51,068	$113,923
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund offers opportunities for long-term capital appreciation through a mix of smaller company stocks that meet the Fund’s investment criteria, including financial, sustainability and social responsibility factors. The Fund’s investment process seeks to add value by using the Advisor’s fundamental, quantitative, and macro-economic research and analyses while integrating the Advisor’s proprietary views on material environmental, social and governance (“ESG”) information as part of its risk and opportunity assessment. The portfolio construction process seeks to maximize the benefit of these insights while managing the Fund’s risk profile relative to its benchmark, the Russell 2000 Index, and minimizing transaction costs. The Fund may sell a security when it no longer appears attractive under this process.
The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in common stocks of small companies. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund defines small companies as those whose market capitalization falls within the range of the Russell 2000 Index at the time of investment. As of December 31, 2015, the market capitalization of the Russell 2000 Index companies ranged from $15 million to $5.9 billion with a weighted average level of $1.9 billion.
The Fund may also invest up to 25% of its net assets in foreign securities.
Responsible Investing. The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples’ rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Fund has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Fund seeks to invest and seeks to avoid investing.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 21

Investments are selected for financial soundness and evaluated according to the Fund’s sustainable and socially responsible investment criteria. Investments must be consistent with the Fund’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Small-Cap Company Risk. Prices of small-cap stocks can be more volatile than those of larger, more established companies. Small-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.
Responsible Investing Risk. Investing primarily in securities that meet certain sustainable and socially responsible investment criteria carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize such criteria when selecting investments. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/09	16.91%
Worst Quarter (of periods shown)	12/31/08	-22.93%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

22 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Return before taxes	-0.64%	11.04%	7.29%
Return after taxes on distributions	-3.12%	9.11%	6.34%
Return after taxes on distributions and sale of Fund shares	0.68%	8.61%	5.83%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	-4.41%	9.19%	6.80%
Lipper Small-Cap Core Funds Avg. (reflects no deduction for taxes)	-5.14%	8.32%	6.36%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc.  (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Joshua Linder, CFA	Portfolio Manager	Since November 2015
Christopher Madden, CFA	Portfolio Manager	Since November 2015
Kurt Moeller, CFA	Portfolio Manager	Since November 2015
Jade Huang	Portfolio Manager	Since November 2015
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of a Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).
All initial purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.
Minimum to Open Fund Account
$1,000,000
Waiver for Retirement Plan Omnibus Accounts. The initial investment minimum is waived for retirement plans that trade through omnibus accounts.
The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.
To Buy Shares
New Accounts (include application) and Subsequent Investments: For wire instructions, call 800-327-2109.
To Sell Shares
Shares may be sold by telephone. Call 800-368-2745.

TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 23

FUND SUMMARY

CALVERT GLOBAL ENERGY SOLUTIONS FUND
Class (Ticker):	I (CAEIX)
INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital through investment in equity securities of companies active in the sustainable energy solutions sector.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	1.07%
Distribution and service (12b-1) fees	None
Other expenses	4.53%
Total annual fund operating expenses	5.60%
Less fee waiver and/or expense reimbursement[2]	(4.20%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.40%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2 The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 1.40% through January 31, 2017. Calvert has further agreed to contractually limit direct net annual fund operating expenses for Class I to 2.00% through January 31, 2026. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $1,000,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$14,252	$56,945	$102,237	$227,906

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 99% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities of U.S. and non-U.S. companies whose main business is sustainable energy solutions or that are significantly involved in the sustainable energy solutions sector. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund concentrates (invests more than 25% of its total assets) in the sustainable energy solutions industry.
Sustainable energy solutions includes renewable energy (solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy.
A company whose main business is sustainable energy solutions or that is significantly involved in the sustainable energy solutions sector will (1) derive at least 50% of its revenues or earnings from sustainable energy solutions activities; (2) devote at least 50% of its assets to such activities; or (3) be included in one of the following alternative energy indices: Ardour Global Alternative Energy Index (Composite); S&P Global Alternative Energy Index; WilderHill New Energy Global Innovation Index; and WilderHill Clean Energy Index. For more information on these indices, see “Description of Alternative Energy Indices” in this Prospectus.
The Fund invests primarily in common stocks. The Fund invests in securities of all market capitalizations, but it may contain more small- and mid-cap stocks than large-cap stocks because many sustainable energy solutions companies are in the early stages of development.
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
The Fund may invest in several countries in different geographic regions of the world (at least three different

24 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

countries), and the Subadvisor’s stock selection process does not utilize a predetermined geographic allocation. The Fund primarily invests in developed countries but may purchase securities in emerging markets. The Fund will invest at least 40% of its assets in foreign securities or, if the Adviser determines conditions are not favorable, invest at least 30% of its assets in foreign securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated.
The Fund may enter into foreign currency derivatives (including forward currency contracts and currency futures contracts) to hedge foreign currency exposure.
The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).
The Subadvisor uses a fundamental process to create a high conviction portfolio of equity securities. To develop the investible universe, the Subadvisor employs long-term strategic allocations for each sub-activity within the sustainable energy solutions sector. Fundamental and qualitative models evaluate stocks from the bottom up, focused on fundamental analysis of stocks of individual companies across all geographic regions. Top-down views on industries, sectors or regions act as risk controls in portfolio construction.
Responsible Investing. The Fund has sustainable and socially responsible investment criteria that (i) focus on environmental, social, and governance (“ESG”) factors that promote and encourage sustainable solutions and (ii) reflect specific types of companies in which the Fund seeks to invest and and seeks to avoid investing. Through the application of these criteria, Calvert seeks to invest in ways that are consistent with its philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future.
Investments are selected for financial soundness and evaluated according to the Fund’s sustainable and socially responsible investment criteria. Investments must be consistent with the Fund’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single stock may have greater impact on the Fund than on a diversified fund.

Energy Sector and Energy Price Risks. Stocks that comprise the energy sector may fall in value. Prices of energy (including traditional sources of energy such as oil, gas, or electricity) or alternative energy may fall.
Sustainable Energy Solutions Industry Risk. The sustainable energy solutions industry can be significantly affected by obsolescence of existing technology, short product lifecycles, falling prices and profits, competition from new market entrants and general economic conditions. The industry can also be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations and policies. Companies in this industry could be adversely affected by commodity price volatility, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations. Changes in U.S., European and other governments’ policies towards sustainable energy solutions also may adversely affect Fund performance.
Concentration Risk. A downturn in the sustainable energy solutions industry would impact the Fund more than a fund that does not concentrate in this industry. By focusing on a specific sector or industry, the Fund may be more volatile than a typical mutual fund.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Foreign Currency Hedge and Derivatives Risk. Transactions in foreign currency and foreign currency derivatives in connection

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 25

with the purchase and sale of investments in foreign markets may result in foreign currency exposure and the potential for losses due to fluctuations in currency exchange rates without regard to the quality or performance of the investment itself. The use of foreign currency and foreign currency derivatives may also prevent the Fund from realizing profits on favorable movements in exchange rates. In addition, the value of a foreign currency derivative may not correlate to the value of the underlying foreign currency to the extent expected. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Fund’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.
Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
Market Capitalization Risks. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.
Responsible Investing Risk. Investing primarily in securities that meet certain sustainable and socially responsible investment criteria carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize such criteria when selecting investments. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.

Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/09	28.42%
Worst Quarter (of periods shown)	12/31/08	-33.79%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

26 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	Since Inception (5/31/07)
Return before taxes	-2.71%	-3.28%	-8.65%
Return after taxes on distributions	-3.01%	-3.38%	-8.70%
Return after taxes on distributions and sale of Fund shares	-1.54%	-2.32%	-5.92%
Ardour Global Alternative Energy Index (Composite) (reflects no deduction for fees, expenses or taxes)	2.51%	-2.33%	-7.77%
Lipper Global Natural Resources Funds Avg. (reflects no deduction for taxes)	-22.97%	-8.71%	-5.81%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. Kleinwort Benson Investors International, Ltd. (“KBI” or “Subadvisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Treasa Ni Chonghaile	Portfolio Manager, Energy Solutions, KBI	Since May 2007
Colm O’Connor	Portfolio Manager, Energy Solutions, KBI	Since January 2009
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of a Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).
All initial purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.
Minimum to Open Fund Account
$1,000,000
Waiver for Retirement Plan Omnibus Accounts. The initial investment minimum is waived for retirement plans that trade through omnibus accounts.
The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.
To Buy Shares
New Accounts (include application) and Subsequent Investments: For wire instructions, call 800-327-2109.
To Sell Shares
Shares may be sold by telephone. Call 800-368-2745.
TAX INFORMATION

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 27

FUND SUMMARY

CALVERT GLOBAL WATER FUND
Class (Ticker):	I (CFWIX)
INVESTMENT OBJECTIVE
The Fund seeks growth of capital through investment in equity securities of companies active in the water-related resource sector.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.99%
Distribution and service (12b-1) fees	None
Other expenses	2.87%
Total annual fund operating expenses	3.86%
Less fee waiver and/or expense reimbursement[2]	(2.57%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.29%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2 The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 1.29% through January 31, 2017. Calvert has further agreed to contractually limit direct net annual fund operating expenses for Class I to 2.00% through January 31, 2026. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $1,000,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$13,139	$55,877	$101,218	$227,020

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 110% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund normally invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies whose main business is in the water sector or that are significantly involved in water-related services or technologies. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.
The Fund concentrates (invests more than 25% of its total assets) in the water-related resource sector, which includes water utilities, companies that provide water and wastewater services, such as water treatment, distribution, and infrastructure, and companies that manufacture water-related equipment, such as filtration, metering and environmental controls. These companies may also provide services, technologies or products that involve water-related construction and engineering or that promote water conservation and the efficient use of water. The Fund seeks to invest in companies directly involved in the management of water-related resources and not in packagers or resellers of bottled water.
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
A company whose main business is in the water-related resource sector or that is significantly involved in the water-related resource sector will: (1) derive at least 50% of its revenues or earnings from water-related resource sector activities; (2) devote at least 50% of its assets to such activities; or (3) be included in one of the following water indices: S&P Global Water Index, ISE Water Index and S-Network Global Water Index. For more information on these indices, see “Description of Water Indices” in this Prospectus.
The Fund invests primarily in common stocks. The Fund invests in securities of all market capitalizations, but it may contain more small- and mid-cap stocks than large-cap stocks because many water-related resource companies are in the early stages of development.

28 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

The Fund may invest in several countries in different geographic regions of the world (at least three different countries), and the Subadvisor’s stock selection process does not utilize a predetermined geographic allocation. The Fund primarily invests in developed countries but may purchase securities in any geographic region (including in emerging markets) if the Subadvisor deems the company attractive. The Fund will invest at least 40% of its assets in foreign securities or, if the Advisor determines conditions are not favorable, invest at least 30% of its assets in foreign securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated.
The Fund may enter into foreign currency derivatives (including forward currency contracts and currency futures contracts) to hedge foreign currency exposure.
The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).
The Subadvisor combines quantitative (initial screening and evaluation) and fundamental processes. The fundamental process focuses on company strength, growth, and cash flow measures, taking into account sustainable and socially responsible investing initiatives and policies. Top-down views on industries, sectors or regions act as risk controls in portfolio construction.
Responsible Investing. The Fund has sustainable and socially responsible investment criteria that reflect threshold responsibility standards that Calvert uses to determine whether a security qualifies as an investment for the Fund. The Fund seeks to invest in companies that produce or market safe water-related products, services and technologies that enhance (i) access to water, (ii) affordability of water, (iii) public health, or (iv) quality of life. Consistent with its view that equitable access to water is a fundamental human right, Calvert also considers issues related to specific human rights and Indigenous People’s Rights when evaluating corporate performance and commitments in the water sector.
Investments are selected for financial soundness and evaluated according to these sustainability and corporate responsibility criteria, the application of which is in the economic interest of the Fund and its shareholders.Investments are selected for financial soundness and evaluated according to these sustainability and corporate responsibility criteria, the application of which is in the economic interest of the Fund and its shareholders.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Non-diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single stock may have greater impact on the Fund than on a diversified fund.
Water Sector Risk. Stocks that comprise the water-related resource sector may fall in value.
Water Industry Risks. The water industry can be significantly affected by economic trends or other conditions or developments, such as the availability of water, the level of rainfall and occurrence of other climatic events, changes in water consumption, new technologies relating to the supply of water, and water conservation. The industry can also be significantly affected by environmental considerations, taxation, government regulation (including the increased cost of compliance), inflation, increases in interest rates, price and supply fluctuations, increases in the cost of raw materials and other operating costs, technological advances, and competition from new market entrants.
Concentration Risk. A downturn in the water-related resources sector would impact the Fund more than a fund that does not concentrate in this industry. By focusing on a specific sector or industry, the Fund may be more volatile than a typical mutual fund.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Stock Market Risk. The market prices of stocks held by the Fund may fall.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Foreign Currency Hedge and Derivatives Risk. Transactions in foreign currency and foreign currency derivatives in connection

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 29

with the purchase and sale of investments in foreign markets may result in foreign currency exposure and the potential for losses due to fluctuations in currency exchange rates without regard to the quality or performance of the investment itself. The use of foreign currency and foreign currency derivatives may also prevent the Fund from realizing profits on favorable movements in exchange rates. In addition, the value of a foreign currency derivative may not correlate to the value of the underlying foreign currency to the extent expected. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Fund’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.
Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
Market Capitalization Risks. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.
Responsible Investing Risk. Investing primarily in securities that meet certain sustainable and socially responsible investment criteria carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize such criteria when selecting investments. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.

Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Performance results for Class I shares prior to January 31, 2014 (the Class I shares’ inception date) reflect the performance of Class A shares at net asset value. The Fund’s Class A shares are offered in a separate prospectus. Because Class I shares are invested in the same portfolio of securities, returns for Class I shares would have been substantially similar to those of Class A shares and differ only to the extent that the Classes have different expenses; actual Class I share performance would have been higher than Class A share performance because Class I has lower class-specific expenses than Class A.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/09	25.55%
Worst Quarter (of periods shown)	9/30/11	-15.39%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

30 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	Since Inception (9/30/08)
Return before taxes	-12.30%	4.59%	5.41%
Return after taxes on distributions	-12.69%	2.67%	3.96%
Return after taxes on distributions and sale of Fund shares	-6.96%	3.04%	3.91%
S-Network Global Water Index (reflects no deduction for fees, expenses or taxes)	-0.65%	7.08%	7.48%
Lipper Global Natural Resources Funds Avg. (reflects no deduction for taxes)	-22.97%	-8.71%	-4.39%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor” or “Subadvisor”)
Investment Subadvisor. Kleinwort Benson Investors International, Ltd. (“KBI” or “Subadvisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Catherine Ryan	Portfolio Manager, Environmental Strategies, KBI	Since October 2009
Matthew Sheldon, CFA	Portfolio Manager, Environmental Strategies, KBI	Since April 2011
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of a Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).
All initial purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.
Minimum to Open Fund Account
$1,000,000
Waiver for Retirement Plan Omnibus Accounts. The initial investment minimum is waived for retirement plans that trade through omnibus accounts.
The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.
To Buy Shares
New Accounts (include application) and Subsequent Investments: For wire instructions, call 800-327-2109.
To Sell Shares
Shares may be sold by telephone. Call 800-368-2745.

TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 31

FUND SUMMARY

CALVERT EMERGING MARKETS EQUITY FUND
Class (Ticker):	I (CVMIX)
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation by investing primarily in equity securities of companies located in emerging market countries.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	1.07%
Distribution and service (12b-1) fees	None
Other expenses	0.79%
Acquired fund fees and expenses	0.06%
Total annual fund operating expenses	1.92%
Less fee waiver and/or expense reimbursement[2]	(0.59%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.33%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2The investment advisor has agreed to contractually limit direct net annual fund operating expenses for Class I to 1.27% through January 31, 2017. Only the Board of Trustees of the Portfolio may terminate the Portfolio’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders. The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through January 31, 2018.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $1,000,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$13,544	$54,384	$98,005	$219,370

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund normally invests at least 80% of its assets, including borrowings for investment purposes, in equity securities of companies located in emerging market countries. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.
Equity securities held by the Fund will primarily include common stock, preferred stock, depositary receipts, options on securities, and equity-equivalent securities, such as participatory notes (“P-notes”). Derivatives, such as futures, options on futures, and swaps, may also be held by the Fund incidental to its main investment strategy.
The Subadvisor considers emerging market countries to be those included in the Fund’s benchmark index, the MSCI Emerging Markets Index; countries determined by the World Bank to have a low to middle income economy; and other countries or markets with similar emerging market characteristics as determined by the Subadvisor. A company is considered to be located in an emerging market country if it has a class of securities whose principal securities market is in an emerging market country; is organized under the laws of, or has a principal office in, an emerging market country; derives 50% or more of its total revenues or earnings from goods produced, sales made, or services provided in one or more emerging market countries; or maintains 50% or more of its assets in one or more emerging market countries.
The Fund may invest in companies of any market capitalization size but seeks to have market capitalization size characteristics similar to that of the MSCI Emerging Markets Index. As of December 31, 2015, the market capitalization of the MSCI Emerging Markets Index companies ranged from $18 million to $231.2 billion with a weighted average level of $45.2 billion. The Fund is expected to invest its assets among companies located in emerging markets throughout the world. The Fund may also invest in securities denominated in foreign currencies and may acquire foreign currency or enter into foreign currency derivatives (including forward currency contracts and currency futures contracts) to hedge foreign currency exposure.

32 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
The Subadvisor seeks to identify companies located in emerging market countries that are trading at a discount to what the Subadvisor believes to be their intrinsic value but have the potential to increase their book value. To this end, the Subadvisor combines a top-down approach to country analysis with a bottom-up approach to fundamental company research. The country analysis includes an assessment of the risks and opportunities for each emerging market country through in-depth quantitative and qualitative analysis. In addition, the country research process produces a ranking of emerging markets countries based on expected returns with greater active weights allocated to higher-ranking countries. The fundamental company research also utilizes a number of qualitative and quantitative methods. Portfolio construction is determined by the Subadvisor based on its level of conviction in the country and company with input from proprietary risk models.
The Fund may sell a security when it no longer appears attractive to the Subadvisor or does not meet the Fund’s sustainability and corporate responsibility criteria.
Responsible Investing. The Fund has sustainable and socially responsible investment criteria that reflect threshold responsibility standards that Calvert uses to determine whether a security qualifies as an investment for the Fund. The Fund seeks to invest in emerging market companies whose products, services or industrial and/or business practices contribute towards addressing one or more global sustainability challenges in local or international markets, including (i) development, poverty and health, (ii) environment and climate change, and (iii) rights and governance.
Investments are selected for financial soundness and evaluated according to these sustainability and corporate responsibility criteria, the application of which is in the economic interest of the Fund and its shareholders.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single stock may have greater impact on the Fund than on a diversified fund.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.

Stock Market Risk. The market prices of stocks held by the Fund may fall.
Market Capitalization Risks. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities.
Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Preferred Stock Risk. The market value of preferred stock generally decreases when interest rates rise and is affected by the issuer’s ability to make payments on the preferred stock.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
P-Note Risk. To the extent the Fund invests in P-notes, it is subject to certain risks in addition to the risks normally associated with a direct investment in the underlying foreign securities the P-note seeks to replicate. As the purchaser of a P-note, the Fund is relying on the creditworthiness of the counterparty issuing the P-note and does not have the same rights under a P-note as it would as a shareholder of the underlying issuer. Therefore, if a counterparty becomes insolvent, the Fund could lose the total value of its investment in the P-note. In addition, there is no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Foreign Currency Hedge and Derivatives Risk. Transactions in foreign currency and foreign currency derivatives in connection with the purchase and sale of investments in foreign markets

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 33

may result in foreign currency exposure and the potential for losses due to fluctuations in currency exchange rates without regard to the quality or performance of the investment itself. The use of foreign currency and foreign currency derivatives may also prevent the Fund from realizing profits on favorable movements in exchange rates. In addition, the value of a foreign currency derivative may not correlate to the value of the underlying foreign currency to the extent expected. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Fund’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.
Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
Value Stock Risk. Value stocks may perform differently from the stock market as a whole.  The price of a value stock may take an unexpectedly long time to reflect the portfolio manager’s calculation of a stock’s intrinsic value or may not appreciate as anticipated. The value-oriented investing approach may fall out of favor with investors from time to time, and during those periods the Fund may underperform other funds using different investment approaches.
Derivatives Risk. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, credit risk with respect to the counterparty, and liquidity risk. The Fund’s use of certain derivatives may also have a leveraging effect, which may increase the volatility of and reduce the Fund’s returns or result in a loss that exceeds the value of the assets allocated to establish and maintain a position in the derivative instrument.
Responsible Investing Risk. Investing primarily in securities that meet certain sustainable and socially responsible investment criteria carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize such criteria when selecting investments. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	9/30/13	9.05%
Worst Quarter (of periods shown)	9/30/15	-15.91%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

34 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

Average Annual Total Returns (as of 12/31/15)	1 Year	Since Inception (10/29/12)
Return before taxes	-7.39%	2.22%
Return after taxes on distributions	-7.88%	0.59%
Return after taxes on distributions and sale of Fund shares	-4.18%	0.96%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	-14.60%	-4.13%
Lipper Emerging Markets Average (reflects no deduction for taxes)	-14.08%	*
* The Fund is unable to show performance of the Lipper average since the Portfolio’s inception date. For comparison purposes to Lipper, performance for the Fund since 10/31/12 is 2.23% and the performance for the Lipper Emerging Markets Funds Average. is -3.89%.
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)
Investment Subadvisor. Hermes Investment Management Limited (“Hermes” or the “Subadvisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Gary Greenberg, CFA	Lead Portfolio Manager, Hermes Emerging Markets, Hermes	Since October 2012
Elena Tedesco, CFA	Co-Portfolio Manager, Hermes Emerging Markets, Hermes	Since October 2012
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of a Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).
All initial purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.
Minimum to Open Fund Account
$1,000,000
Waiver for Retirement Plan Omnibus Accounts. The initial investment minimum is waived for retirement plans that trade through omnibus accounts.
The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.
To Buy Shares
New Accounts (include application) and Subsequent Investments: For wire instructions, call 800-327-2109.

To Sell Shares
Shares may be sold by telephone. Call 800-368-2745.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 35

MORE INFORMATION ON FEES AND EXPENSES
Management Fee
Management fees include the advisory fee paid by the Fund to the Advisor and the administrative fee paid by the Fund to Calvert Investment Administrative Services, Inc., an affiliate of the Advisor.
With respect to the amount of each Fund’s advisory fee, see “Advisory Fees” in this Prospectus. The administrative fees (as a percentage of the Fund’s net assets) paid by each Fund for the most recent fiscal year are as follows.

Fund	Administrative Fee[1]
Calvert International Equity Fund	0.15%
Calvert International Opportunities Fund	0.15%
Calvert Global Energy Solutions Fund	0.15%
Calvert Global Water Fund	0.15%
Calvert Balanced Portfolio	0.125%
Calvert Emerging Markets Equity Fund	0.10%
Calvert Equity Portfolio	0.10%
Calvert Large Cap Core Portfolio	0.10%
Calvert Capital Accumulation Fund	0.10%
Calvert Small Cap Fund	0.10%
1 Commencing February 1, 2016, the administrative fee for the Class I shares of each fund listed above is 0.12%. Calvert has agreed to contractually waive 0.02% (2 basis points) of the Class I administrative fee through January 31, 2018 for Calvert Emerging Markets Equity Fund, Calvert Equity Portfolio, Calvert Large Cap Core Portfolio, Calvert Capital Accumulation Fund, and Calvert Small Cap Fund.
Voluntary Advisory Fee Waivers

Calvert Equity Portfolio
The investment advisor voluntarily waives a portion of its advisory fee for the Fund equal to 0.05% on average daily net assets between $2 billion and $3 billion and 0.075% on average daily net assets over $3 billion that, in each case, are under management by Atlanta Capital Management Company, LLC. This waiver is contingent upon the continued service by Atlanta Capital Management Company, LLC as Subadvisor of the Fund at an annual fee of 0.21% on assets up to $2.5 billion and 0.20% on assets in excess of $2.5 billion. Calvert may cease this waiver at any time. The Fund’s total annual fund operating expenses do not reflect expense waiver/reimbursements. Net of current expense waiver/reimbursements and offsets, the expenses of Class I shares of the Fund were 0.63% for the fiscal year ended September 30, 2015.

Calvert Large Cap Core Portfolio
The investment advisor voluntarily waives 0.10% of its annual advisory fee based on the average daily net assets of the Fund. Calvert may cease this waiver at any time. The Fund’s total annual fund operating expenses do not reflect expense waiver/reimbursements. Net of current expense waiver/reimbursements and offsets, the expenses of Class I shares of the Fund were 0.69% for the fiscal year ended September 30, 2015.

Other Expenses
“Other expenses” include custodial, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the Advisor) that provide recordkeeping and other administrative services. The amount paid to third parties for subtransfer agent/recordkeeping services varies depending on the share class and services provided, but the Fund will not pay more than 0.10% of its average net assets attributable to any such third-party service provider.
Acquired Fund Fees and Expenses
Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by a Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. This includes underlying management fees and expenses, including any incentive allocations (typically 20%), of private limited partnerships and limited liability companies (together, “Partnerships”) that a Fund has acquired through its Special Equities investment program, and any exchange-traded funds acquired by the Fund. This amount is based on historic fees and expenses, and Partnership performance if applicable, and may vary substantially from year to year.

36 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

For the Funds below, Total Annual Fund Operating Expenses shown in the “Fees and Expenses” table in the respective Fund Summary do not correlate to the ratio of expenses to average net assets shown in the Financial Highlights; the Financial Highlights expense ratio, which is as follows, reflects the operating expenses of the applicable Fund and does not include indirect expenses such as acquired fund fees and expenses.

Fund	Class I
Calvert Equity Portfolio	0.64%
Calvert International Equity Fund	1.03%
Calvert Emerging Markets Equity Fund	1.48%
Contractual Fee Waivers and/or Expense Reimbursements
Calvert has agreed to contractually limit the direct net annual fund operating expenses in each Fund to the amounts listed in the table below through January 31, 2017. Only the Board of Trustees/Directors of the Fund may terminate an expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.

Fund
Calvert Balanced Portfolio	0.62%
Calvert Large Cap Core Portfolio	0.81%
Calvert Capital Accumulation Fund	0.86%
Calvert International Equity Fund	0.95%
Calvert International Opportunities Fund	1.20%
Calvert Small Cap Fund	0.92%
Calvert Global Energy Solutions Fund	1.40%
Calvert Global Water Fund	1.29%
Calvert Emerging Markets Equity Fund	1.27%
Where Calvert has contractually agreed to a fee waiver and/or expense reimbursement, the expense limitation does not limit any acquired fund fees and expenses paid indirectly by a shareholder. The Example in the respective Fund Summary reflects the expense limits set forth in the fee table but only through the contractual date. Under the terms of a contractual expense limitation, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, performance fee adjustments (if applicable), and taxes. No Fund expects to incur a material amount of interest expense in the fiscal year.
In addition to the expense limitations set forth in the table above, Calvert has further agreed to contractually limit direct net operating expenses for Class I shares of Calvert Global Water Fund and Calvert Global Energy Solutions, to 2.00% through January 31, 2026.
See “Investment Advisor and Subadvisors” in the respective Fund’s SAI for more information.
Example
The Example in the respective Fund Summary for each Fund also assumes that you reinvest all dividends and distributions.
MORE INFORMATION ON INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS
Investment Objective
The investment objective of each Fund may be changed by the Fund’s Board of Directors/Trustees without shareholder approval.
Further Description of Investment Strategies and Techniques
A concise description of each Fund’s principal investment strategies and principal risks is provided under the respective Fund Summary for each Fund. On the following pages are further descriptions of these principal investment strategies and techniques, as well as certain non-principal investment strategies and techniques of the Funds, along with their associated risks. Each Fund has additional non-principal investment policies and restrictions, which are discussed under “Non-Principal Investment Policies and Risks” in the respective Fund’s SAI. The “Glossary of Certain Investment Risks” provides more detailed information about the risks that are referred to in this section.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 37

For certain investment strategies listed, the table below shows a Fund’s limitations as a percentage of either its net or total assets. Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund’s Annual or Semi-Annual Reports. (Please see the pages of this Prospectus following the table for descriptions of the investment strategies and the principal types of risks involved. Explanatory information about certain investment strategies of specific Funds is also provided below.)

	Calvert Balanced Portfolio	Calvert Equity Portfolio	Calvert Large Cap Core Portfolio	Calvert Capital Accumulation Fund	Calvert International Equity Fund	Calvert International Opportunities Fund	Calvert Small Cap Fund	Calvert Global Energy Solutions Fund	Calvert Global Water Fund	Calvert Emerging Markets Equity Fund
Investment Techniques
Active Trading Strategy/Turnover	µ	❑	❑	❑	❑	❑	❑	❑	❑	❑
Temporary Defensive Positions	❑	❑	❑	❑	❑	❑	❑	❑	❑	❑
Exchange-Traded Funds	❑	❑	❑	❑	❑	❑	❑	❑	❑	❑
Hedging Strategies	µ	NA	NA	NA	NA	NA	NA	NA	NA	NA
Securities Lending	❑	❑	❑	❑	❑	❑	❑	❑	❑	❑
Repurchase Agreements	❑	❑	❑	❑	❑	❑	❑	❑	❑	❑
Conventional Securities
Stocks in General	µ	µ	µ	µ	µ	µ	µ	µ	µ	µ
Foreign securities	25N	25N	25N	25N	µ	µ	25N	µ	µ	µ
Investment grade bonds	µ	❑	NA	❑	❑	❑	❑	❑	❑	❑
Below-investment grade, high-yield bonds	15N1	15N1	NA	10N1	5N1	❑	❑	❑	❑	❑
Unrated debt securities	µ	❑	NA	❑	❑	❑	❑	❑	❑	❑
Illiquid securities	15N	15N	15N	15N	15N	15N	15N	15N	15N	15N
Asset-backed securities	µ	❑	NA	❑	❑	❑	❑	❑	❑	❑
Mortgage-backed securities	µ	❑	NA	❑	❑	❑	❑	❑	❑	❑
Leveraged Derivative Instruments
Currency contracts	❑	❑	NA	5T	5T	5T	❑	5T	5T	5T
Options on securities and indices	5T2	5T2	5T2	5T2	5T2	5T2	5T2	5T2	5T2	5T2
Futures contracts	5N3	5N3	5N3	5N3	5N3	5N3	5N3	5N3	5N3	5N3
1 Excludes any High Social Impact Investments.
2 Based on net premium payments.
3 Based on initial margin required to establish position.
Key to Table

µ	Portfolio currently uses as a principal investment strategy

❑	Permitted, but not a principal investment strategy

xN	Allowed up to x% of Portfolio’s net assets

xT	Allowed up to x% of Portfolio’s total assets

NA	Not applicable to this Fund

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 38

Description of Investment Strategies and Associated Risks
The investment strategies listed in the table above are described below, and the principal types of risk involved with each strategy are listed. See the “Glossary of Certain Investment Risks” for definitions of these risk types.

Investment Techniques and Associated Risks

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a Fund to have higher portfolio turnover compared to other funds, exceeding 100%, and may translate to higher transaction costs, such as commissions and custodian and settlement fees, and lower returns. Because this strategy may cause the Fund to have a relatively high amount of short-term capital gains, which generally are taxable at the ordinary income tax rate, it may increase an investor’s tax liability.
Risks: Opportunity, Market and Transaction

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by holding cash and investing in cash equivalents. During times of any temporary defensive position, a Fund may not be able to achieve its investment objective.
Risks: Opportunity

Exchange-Traded Funds (“ETFs”) are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) but whose underlying assets are stocks selected to track a particular index. ETFs are used for the limited purpose of managing a Fund’s cash position consistent with the Fund’s applicable benchmark to reduce deviations from the benchmark while enabling the Fund to accommodate its need for periodic liquidity. Calvert Balanced Portfolio may also invest in ETFs to gain broad market or sector exposure or when the Advisor believes share prices of ETFs offer attractive value.
Risks: Correlation and Market

Securities Lending.  The Fund may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
Risks: Credit and Market

Hedging Strategies. The hedging technique of purchasing and selling U.S. Treasury securities and related futures contracts may be used for the limited purpose of managing duration and hedging interest rate risk.
Risks: Correlation and Opportunity

Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price.
Risks: Credit and Market

Conventional Securities and Associated Risks

Stocks in General. Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Debt securities and preferred stocks have rights senior to a company’s common stock. Stock prices overall may decline over short or even long periods. The type of stock (large-cap, mid-cap, growth, value, etc.) purchased pursuant to a Fund’s investment style tends to go through cycles of doing better or worse than the stock market in general, and its returns may trail returns of other asset classes. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Factors which can negatively impact the value of common stocks include economic factors such as interest rates, and non-economic factors such as political events.
Risks: Market

Foreign securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated. Such investments are generally denominated in foreign currency.
Risks: Market, Currency, Transaction, Liquidity, Information and Political

Investment grade bonds. Bonds rated BBB-/Baa3 or higher in credit quality by Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service (“Moody’s”), or assigned an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”), including Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor or Subadvisor.
Risks: Interest Rate, Duration, Market and Credit

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 39

Below-investment grade, high-yield bonds. Bonds rated below BBB-/Baa3 by S&P or Moody’s, or assigned an equivalent rating by an NRSRO, or unrated bonds determined by the Fund’s Advisor or Subadvisor to be of comparable credit quality are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Junk bonds generally offer higher interest payments because the company that issues the bond is at greater risk of default (failure to repay the bond). This may be because the issuer is small or new to the market, has financial difficulties, or has a greater amount of debt.
Risks: Credit, Market, Interest Rate, Duration, Liquidity and Information

Unrated debt securities. Bonds that have not been rated by an NRSRO; the Advisor and/or Subadvisor has determined the credit quality based on its own research.	Risks: Credit, Market, Interest Rate, Duration, Liquidity and Information

Illiquid securities. Securities which cannot be readily sold because there is no active market. Special Equities (venture capital private placements) and High Social Impact Investments are illiquid.	Risks: Liquidity, Market and Transaction

Asset-backed securities. Securities backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality.
Risks: Credit, Interest Rate and Liquidity

Mortgage-backed securities. Securities backed by pools of mortgages, including senior classes of collateralized mortgage obligations (“CMOs”).	Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate
Leveraged Derivative Instruments and Associated Risks

Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.	Risks: Currency, Leverage, Correlation, Liquidity and Opportunity

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within or at a specified time. A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price.
A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. In the case of writing options, a Fund will write call options only if it already owns the security (if it is “covered”).
Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit, Opportunity and Regulatory

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date.	Risks: Interest Rate, Currency, Market, Leverage, Correlation,Liquidity, Opportunity and Regulatory

40 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

Explanation of Investment Strategies Used by Certain Funds

All Funds
Repurchase Agreements. Repurchase agreements are arrangements under which a Fund buys a security, and the seller simultaneously agrees to repurchase that security at a mutually agreed-upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase the security. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security may lose value before it can be sold.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed a Fund’s initial investment in such contracts. To the extent a Fund uses futures, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”) and therefore neither the Advisor, the Subadvisor, or the Fund anticipate being subject to registration or regulation as a commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the CEA as a result of the Fund’s activities. However, should the Advisor or Subadvisor fail to use futures in accordance with Rule 4.5, then the Advisor and/or the Subadvisor would be subject to registration (if not already registered) and regulation in its capacity as the Fund’s CPO or CTA, and the Fund would be subject to regulation under the CEA. A Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.
Derivatives. The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, and currency forwards, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate. Derivatives may be used to manage exposure to securities prices and foreign currencies; as an efficient means of increasing or decreasing the Fund’s exposure to certain markets; to protect the value of portfolio securities; and to serve as a cash management tool.
Securities Lending. The Fund may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government as collateral. All incremental income generated from such activities will be accrued to the Fund. Unless market practice otherwise permits, the collateral for any such permissible securities lending activities will include cash or cash-equivalent collateral of at least (i) 100% for U.S. government securities (including securities issued by U.S. agencies and instrumentalities), sovereign debt issued by non-U.S. governments, and non-U.S. corporate debt securities, (ii) 102% for U.S. equity securities and U.S. corporate debt securities, and (iii) 105% for non-U.S. equity securities, which in each case, are marked to market on a daily basis. There is a risk that the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 41

Calvert Balanced Portfolio
Securities Issued by Government-Sponsored Enterprises. The Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are government-sponsored enterprises (“GSEs”) that issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. In 2008, FNMA and FHLMC were placed into conservatorship and are currently operated by the Federal Housing Finance Agency.
CMO and ABS. The Portfolio may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include securities such as collateralized mortgage obligations (“CMOs”) and structured asset-backed securities (“ABS”). The holder of an interest in a CMO or ABS is entitled to receive specified cash flows from a pool of underlying assets.  Depending upon the CMO or structured ABS class purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay CMO or structured ABS classes with a lower priority of payment or, alternatively, the holder may be paid only after the cash flow has been used to pay CMO or structured ABS classes with a higher priority of payment.

Calvert International Equity Fund, Calvert International Opportunities Fund, Calvert Global Energy Solutions Fund, Calvert Global Water Fund and Calvert Emerging Markets Equity Fund
ADRs and GDRs. American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) are certificates evidencing an ownership interest in shares issued by a foreign company that are held by a custodian bank in the company’s home country. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The Fund may invest in either sponsored or unsponsored ADRs. GDRs are certificates issued by an international bank that are generally traded in, and denominated in the currency of, countries other than the home country of the issuer of the underlying shares. Companies, including those from emerging markets, typically use GDRs to make their shares available to investors in two or more foreign countries.
Emerging Market Securities. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.
Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. As foreign securities are usually denominated in foreign currencies, the Fund may employ strategies intended to protect the Fund’s portfolio from adverse currency fluctuations. The Fund may also employ strategies intended to increase exposure to certain currencies. The Fund may also enter into foreign currency transactions to facilitate settlement transactions or to hedge exposure to underlying currencies. To manage currency exposure, the Fund may enter into forward currency contracts to “lock in” the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract.

Calvert International Opportunities Fund and Calvert Emerging Markets Equity Fund
Preferred Stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. It is generally senior to common stock but subordinate to debt securities with respect to the payment of dividends and on liquidation of the issuer.

Calvert Emerging Markets Equity Fund
Swaps. A swap is an agreement between two parties to exchange payments based on a reference asset. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” – i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

42 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

Description of Alternative Energy Indices
(Calvert Global Energy Solutions Fund)
As stated in the Fund Summary for Calvert Global Energy Solutions Fund under “Principal Investment Strategies,” the Fund may invest in companies that are included in certain alternative energy indices, which are described below.

Ardour Global Alternative Energy Index (Composite)SM
The Ardour Global Alternative Energy Index (Composite) is a capitalization-weighted, float-adjusted equity index designed to serve as an equity benchmark for globally traded stocks that are principally engaged in the field of Alternative Energy Technologies, including renewable energy, alternative fuels and related enabling technologies. As of December 31, 2015, the Index included 114 companies.

S&P Global Alternative Energy Index
The S&P Global Alternative Energy Index combines two indices from the S&P Global Thematic Indices – the S&P Global Clean Energy Index and the S&P Global Nuclear Energy Index. The Index is designed to provide liquid exposure to the leading publicly listed companies in the global alternative energy business, from both developed and emerging markets. As of December 31, 2015, the Index included 54 companies.
The S&P Global Clean Energy Index provides liquid and tradable exposure to 30 companies (as of December 31, 2015) from around the world that are involved in clean energy related businesses. The Index is comprised of a diversified mix of Clean Energy Production and Clean Energy Equipment & Technology companies.
The S&P Global Nuclear Energy Index is comprised of 24 of the largest publicly traded companies (as of December 31, 2015) in nuclear energy related businesses that meet the Index’s investability requirements. The Index is designed to provide liquid exposure to the leading publicly listed companies in the global nuclear energy business from both developed markets and emerging markets.

WilderHill New Energy Global Innovation Index
The WilderHill New Energy Global Innovation Index is comprised primarily of companies whose technologies focus on the generation and use of cleaner energy, conservation and efficiency, and the advancement of renewable energy in general, as determined by WilderHill New Energy Finance, LLC. The Index is mainly comprised of companies in wind, solar, biofuels, hydro, wave and tidal, geothermal and other relevant renewable energy businesses; it also includes companies involved in energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells. As of December 31, 2015, the Index included 104 companies.

WilderHill Clean Energy Index
A priority of the WilderHill Clean Energy Index is to define and track the Clean Energy sector: specifically, businesses that stand to benefit substantially from a societal transition toward use of cleaner energy and conservation. Stocks and sector weightings within the Index are based on their significance for clean energy, technological influence and relevance to preventing pollution in the first place. Companies selected for the Index include those that focus on technologies for utilization of greener, more-renewable sources of energy. These technologies include those for renewable energy harvesting or production, energy conversion, energy storage, pollution prevention and improvements in energy efficiency, power delivery, energy conservation and monitoring of energy information. As of December 31, 2015, the Index included 42 companies.

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Description of Water Indices
(Calvert Global Water Fund)
As stated in the Fund Summary for Calvert Global Water Fund under “Principal Investment Strategies,” the Fund may invest in companies that are included in those water indices described below.

Standard & Poor’s (S&P) Global Water Index
The S&P Global Water Index is comprised of many of the largest publicly traded companies in water-related businesses that meet the Index’s specific investability requirements. The Index is designed to provide liquid exposure to the leading publicly listed companies in the global water industry, from both developed markets and emerging markets. As of December 31, 2015, the Index included 50 companies.

ISE Water Index™
The ISE Water Index provides a benchmark for investors interested in this emerging sector. The Index uses a modified market capitalization-weighted methodology to create a more uniform weight distribution. This prevents a few large component stocks from dominating the Index but still promotes portfolio diversification by retaining the economic attributes of capitalization ranking. Semi-annual reviews and rebalancing events are used to “re-set” the weighting of the component such that the component has a proportionate influence on the index performance. As of December 31, 2015, the Index contained 36 component stocks.

S-Network Global Water IndexSM
The S-Network Global Water Index is the composite index and includes water utilities and companies engaged in water infrastructure and technology development. The composite is divided into two sub-indexes: S-Network Global Water WorksSM, a compilation of 30 water utilities, and S-Network Global Water TechSM, which includes 30 water technology and infrastructure stocks. As of December 31, 2015, the Index included 60 companies.

PORTFOLIO HOLDINGS
Each Fund’s portfolio holdings are included in Semi-Annual and Annual Reports that are distributed to shareholders of the Fund. Each Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These filings are publicly available at the SEC.
A description of each Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available under “Portfolio Holdings Disclosure” in the respective Fund’s SAI.
ABOUT RESPONSIBLE INVESTING
Calvert Principles for Responsible Investment
(Calvert Balanced Portfolio, Calvert Equity Portfolio, Calvert Large Cap Core Portfolio and Calvert International Equity Fund)
We believe that most corporations deliver a net benefit to society, through their products and services, creation of jobs and the sum of their behaviors. As a responsible investor, Calvert seeks to invest in companies that provide positive leadership in the areas of their business operations and overall activities that are material to improving societal outcomes, including those that will affect future generations.
Calvert seeks to invest in companies that balance the needs of financial and non-financial stakeholders and demonstrate a commitment to the global commons as well as to the rights of individuals and communities.
Calvert’s passive indices seek to include companies based on the following Principles. Calvert’s active investment strategies give priority to the Principles and seek superior risk adjusted financial returns relative to market benchmarks.
Our stewardship on behalf of our clients extends to active engagement with companies held in our portfolios consistent with our proxy voting guidelines.
Advance Environmental Sustainability and Resource Efficiency

•	Reduce the negative impact of business operations on the environment

•	Manage water scarcity and ensure efficient and equitable access to clean sources

•	Mitigate impact on all types of natural capital

•	Diminish climate-related risks and reduce their carbon emissions

•	Drive sustainability innovation and resource efficiency through business operations and products and services

44 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

Contribute to Equitable Societies and Respect Human Rights

•	Respect consumers by marketing products and services in a fair and ethical manner, maintaining integrity in customer relations and ensuring the security of sensitive consumer data

•	Respect human rights, respect culture and tradition in local communities and economies and respect Indigenous Peoples’ Rights

•	Promote diversity and gender equity across workplaces, marketplaces and communities

•	Demonstrate a commitment to employees by ensuring development, communication, appropriate economic opportunity and decent workplace standards

•	Save lives by guaranteeing product safety while promoting public health
Accountable Governance and Build Transparency

•	Provide responsible stewardship of capital in shareholders’ best interests

•	Exhibit accountable governance and develop effective boards that reflect expertise and diversity of perspective and provide oversight of sustainability risk and opportunity

•	Integrate environmental and social risks, impacts and performance in material financial disclosures in order to inform shareholders, benefit stakeholders and contribute to company strategy

•	Lift ethical standards in all operations, including in dealings with customers, regulators and business partners

•	Demonstrate transparency and accountability in addressing adverse events and controversies while minimizing risks and building trust
Calvert’s commitment to these Principles signifies continuing focus on companies with superior corporate responsibility and sustainability. The application of the Principles generally precludes investments in companies that:

•
Demonstrate poor environmental performance or compliance records, contribute significantly to local or global environmental problems, or include risks related to the operation of nuclear power facilities.

•	Are the subjects of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.

•
Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.

•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

•	Demonstrate poor corporate governance or engage in harmful or unethical business practices.

•	Manufacture tobacco products.

•	Have significant and direct involvement in the manufacture of alcoholic beverages or gambling operations.

•	Manufacture or sell firearms and/or ammunition.

•
Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the U.N. Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.

•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

•
Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

Investment Selection Process
In seeking to achieve a Fund’s investment objective, investments are selected for financial soundness and evaluated under the Calvert Principles for Responsible Investment (the “Calvert Principles”). A company is eligible for investment if the Advisor determines that it operates its business in a manner that is consistent with the Calvert Principles, the application of which is in the economic interest of the Fund and its shareholders.
An investment in a security may be made prior to the availability of the Advisor’s responsible investment decision with respect to the related company if, in the opinion of the Fund’s portfolio manager(s), the timing of the purchase is appropriate given market conditions. Factors that a portfolio manager may consider in making such an investment decision include, but are not limited to, (i) prevailing market prices, (ii) liquidity, (iii) bid-ask spreads, (iv) market color, and (v) the absence of exchange-traded markets for fixed-income securities, which can cause fixed-income securities to have limited windows of availability. Following any such investment in a security, the Advisor will evaluate the related company to determine if it operates its business in a manner that is

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 45

consistent with the Calvert Principles. If the Advisor determines that the company does not operate its business in a manner that is consistent with the Calvert Principles, the security will be sold per Calvert’s procedures at a time that is in the best interests of the Fund’s shareholders.
Each Fund may invest in ETFs for the limited purpose of managing the Fund’s cash position consistent with the Fund’s benchmark. Calvert Balanced Portfolio may also invest in ETFs to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash, or when the Advisor believes share prices of ETFs offer attractive value. The ETFs in which a Fund may invest will not be subject to any responsible investment analysis and will not be required to be consistent with the principles otherwise applicable to investments made by that Fund. In addition, the ETFs in which a Fund may invest may hold securities of companies or entities that the Fund could not invest in directly because such companies or entities do not operate their businesses in a manner that is consistent with the Calvert Principles. The principal purpose of investing in ETFs is not to make investments that are consistent with the Calvert Principles, but rather to help the Fund meet its investment objective by obtaining market exposure to securities in the Fund’s benchmark while enabling it to accommodate its need for periodic liquidity.
An investment held by a Fund does not constitute that Fund’s endorsement or validation of the related company, nor does the absence of a particular investment from a Fund’s portfolio necessarily indicate that the related company does not operate its business in a manner that is consistent with the Calvert Principles.
Calvert Signature Strategies®
(Calvert Capital Accumulation Fund, Calvert International Opportunities Fund and Calvert Small Cap Fund)
Investment Selection Process
The Board of Directors of each Fund has approved the adoption of the Calvert Principles, but the Calvert Principles have not yet been implemented for these Funds. Each Fund is currently in a transition period during which the Advisor will primarily utilize the Fund’s sustainable and socially responsible investment criteria described below to determine if a particular company is eligible for investment. However, if the Advisor has made, or in the future makes, an eligibility decision with respect to that same company pursuant to the Calvert Principles, that decision will supersede any prior decision under the Fund's sustainable and socially responsible investment criteria. For more information regarding the Calvert Principles, see “About Responsible Investing — Calvert Principles for Responsible Investment”. The remainder of this section describes how the Advisor determines whether a company is eligible for investment when applying the Fund's sustainable and socially responsible investment criteria. The Board of Directors of each Fund has approved the adoption of the Calvert Principles for Responsible Investment, but the Calvert Principles have not yet been implemented for these Funds. Each Fund is currently in a transition period during which the Advisor will primarily utilize the Fund's sustainable and socially responsible investment criteria described below to determine if a particular company is eligible for investment. However, if the Advisor has made, or in the future makes, an eligibility decision with respect to that same company pursuant to the Calvert Principles, that decision will supersede any prior decision under the Fund’s sustainable and socially responsible investment criteria. For more information regarding the Calvert Principles, see “About Responsible Investing – Calvert Principles for Responsible Investment”. The remainder of this section describes how the Advisor determines whether a company is eligible for investment when applying the Fund’s sustainable and socially responsible investment criteria.
In seeking to achieve a Fund’s investment objective, investments are selected for financial soundness and evaluated according to that Fund’s sustainable and socially responsible investment criteria. Only companies that meet all of the Fund’s environment, social, and governance (“ESG”) criteria are eligible for investment. To the greatest extent possible, the Funds seek to invest in companies that exhibit positive performance with respect to one or more of the ESG criteria. Investments for a Fund must be consistent with the Fund’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Fund and its shareholders.
An investment in a security may be made prior to the availability of the Advisor’s sustainable and socially responsible investment decision with respect to the related company if, in the opinion of the Fund’s portfolio manager(s), the timing of the purchase is appropriate given market conditions.   Factors that a portfolio manager may consider in making such an investment decision include, but are not limited to, (i) prevailing market prices, (ii) liquidity, (iii) bid-ask spreads, (iv) market color, and (v) the absence of exchange-traded markets for fixed-income securities, which can cause fixed-income securities to have limited windows of availability.  Following any such investment in a security, the Advisor will evaluate the related company to determine if it meets the Fund’s sustainable and socially responsible investment criteria. If the Advisor determines that the company does not meet those standards, the security will be sold per Calvert’s procedures at a time that is in the best interests of the Fund’s shareholders.
Investment decisions on whether a company meets a Fund’s sustainable and socially responsible investment criteria typically apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company’s equity and its debt.
Although each Fund’s sustainable and socially responsible investment criteria tend to limit the availability of investment opportunities more than is customary with other investment companies and may overweight certain sectors or types of investments that may or may not be in favor in the market, Calvert and the Subadvisors of the Funds believe there are sufficient investment opportunities to permit

46 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

full investment among issuers which satisfy each Fund’s investment objective and meet its sustainable and socially responsible investment criteria.
Each Fund may invest in ETFs for the limited purpose of managing the Fund’s cash position consistent with the Fund’s benchmark. The ETFs in which a Fund may invest will not be subject to sustainable and socially responsible investment criteria and will not be required to meet the criteria that are otherwise applicable to investments made by that Fund. In addition, the ETFs in which a Fund may invest may hold securities of companies or entities that the Fund could not invest in directly because such companies or entities do not meet the Fund’s sustainable and socially responsible investment criteria. The principal purpose of investing in ETFs is not to meet these criteria, but rather to help the Fund meet its investment objective by obtaining market exposure to securities in the Fund’s benchmark while enabling it to accommodate its need for periodic liquidity.
An investment held by a Fund does not constitute that Fund’s endorsement or validation of the related company, nor does the absence of a particular investment from a Fund’s portfolio necessarily indicate that the related company does not meet the Fund’s sustainable and socially responsible investment criteria. Investors are invited to send to Calvert a brief description of companies they believe might be suitable for investment.
Sustainable and Socially Responsible Investment Criteria
Each Fund seeks to invest in companies and other enterprises that demonstrate positive ESG performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples’ rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance.
Each Fund has developed sustainable and socially responsible investment criteria, detailed below. These criteria represent ESG standards which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisors, drawing on the Fund’s longstanding commitment to economic and social justice. All sustainable and socially responsible investment criteria may be changed by the Board of Trustees/Directors without shareholder approval.
Calvert Capital Accumulation Fund and Calvert Small Cap Fund
The Funds seek to invest in companies that:

•
Take positive steps to improve environmental management and performance, advance sustainable development, or provide innovative and effective solutions to environmental problems through their products and services.

•
Maintain positive diversity, labor relations, and employee health and safety practices, including inclusive and robust diversity policies, programs and training, and disclosure of workforce diversity data; have strong labor codes ideally consistent with the International Labor Organization (“ILO”) core standards, comprehensive benefits and training opportunities, and sound employee relations, as well as strong employee health and safety policies, safety management systems and training, and positive safety performance records.

•	Observe appropriate international human rights standards in operations in all countries.

•	Respect Indigenous Peoples and their lands, cultures, knowledge, environment, and livelihoods.

•	Produce or market products and services that are safe and enhance the health or quality of life of consumers.

•	Contribute to the quality of life in the communities where they operate, such as through stakeholder engagement with local communities, corporate philanthropy and employee volunteerism.

•
Uphold sound corporate governance and business ethics policies and practices, including independent and diverse boards, and respect for shareholder rights; align executive compensation with corporate performance, maintain sound legal and regulatory compliance records, and disclose environmental, social and governance information.

The Funds seek to avoid investing in companies that:

•
Demonstrate poor environmental performance or compliance records, or contribute significantly to local or global environmental problems; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

•	Are the subject of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.

•
Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.

•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

•	Demonstrate poor corporate governance or engage in harmful or unethical business practices.

•	Manufacture tobacco products.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 47

•	Are significantly involved in the manufacture of alcoholic beverages.

•	Have direct involvement in gambling operations.

•
Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.

•	Manufacture or sell firearms and/or ammunition.

•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

•
Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

Calvert International Opportunities Fund
Calvert International Opportunities Fund seeks to invest in companies that:

•
Take positive steps to improve environmental management and performance, advance sustainable development, or provide innovative and effective solutions to environmental problems through their products and services. Calvert will also consider investment in companies that are leaders in developing renewable energy and/or mitigating climate change, even though they may also be involved in nuclear power. However, Calvert will seek to avoid investing in companies that own or operate new nuclear power plants and/or do not meet Calvert’s rigorous standards of performance regarding the safety and security of their nuclear power operations.

•
Maintain positive diversity, labor relations, and employee health and safety practices, including inclusive and robust diversity policies, programs and training, and disclosure of workforce diversity data; have strong labor codes ideally consistent with the ILO core standards, comprehensive benefits and training opportunities, and sound employee relations, as well as strong employee health and safety policies, safety management systems and training, and positive safety performance records.

•	Observe appropriate international human rights standards in operations in all countries.

•	Respect Indigenous Peoples and their lands, cultures, knowledge, environment, and livelihoods.

•	Produce or market products and services that are safe and enhance the health or quality of life of consumers.

•	Contribute to the quality of life in the communities where they operate, such as through stakeholder engagement with local communities, corporate philanthropy and employee volunteerism.

•
Uphold sound corporate governance and business ethics policies and practices, including independent and diverse boards, and respect for shareholder rights; align executive compensation with corporate performance, maintain sound legal and regulatory compliance records, and disclose environmental, social and governance information.

Calvert International Opportunities Fund seeks to avoid investing in companies that:

•	Demonstrate poor environmental performance or compliance records, or contribute significantly to environmental problems; or own or operate new nuclear power plants.

•	Are the subject of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.

•
Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.

•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

•	Demonstrate poor corporate governance or engage in harmful or unethical business practices.

•	Derive more than 10% of revenues from the production of tobacco or alcohol products.

•
Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.

•	Manufacture or sell firearms and/or ammunition.

•
Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

48 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

Calvert Solution Strategies®
(Calvert Global Energy Solutions Fund, Calvert Global Water Fund and Calvert Emerging Markets Equity Fund)
Investment Selection Process
The Board of Directors of each Fund has approved the adoption of the Calvert Principles for Responsible Investment, but the Calvert Principles have not yet been implemented for these Funds. The Advisor will primarily utilize the Fund’s sustainable and socially responsible investment criteria described below to determine if a particular company is eligible for investment unless the Advisor notifies shareholders otherwise.
In seeking to achieve the Fund’s investment objective, investments are selected for financial soundness and evaluated according to the Fund’s sustainable and socially responsible investment criteria. To the greatest extent possible, the Fund seeks to invest in companies that exhibit positive performance with respect to one or more of the sustainable and socially responsible investment criteria. Investments for the Fund must be consistent with the Fund’s current financial, sustainable and socially responsible investment criteria, the application of which is in the economic interest of the Fund and its shareholders. Calvert and the Subadvisors of the Funds believe there are sufficient investment opportunities to permit full investment among issuers which satisfy each Fund’s investment objective and meet its sustainable and socially responsible investment criteria.
An investment in a security may be made prior to the availability of the Advisor’s sustainable and socially responsible investment decision with respect to the related company if, in the opinion of the Fund’s portfolio manager(s), the timing of the purchase is appropriate given market conditions.   Factors that a portfolio manager may consider in making such an investment decision include, but are not limited to, (i) prevailing market prices, (ii) liquidity, (iii) bid-ask spreads, (iv) market color, and (v) the absence of exchange-traded markets for fixed-income securities, which can cause fixed-income securities to have limited windows of availability.  Following any such investment in a security, the Advisor will evaluate the related company to determine if it meets the Fund’s sustainable and socially responsible investment criteria. If the Advisor determines that the company does not meet those standards, the security will be sold per Calvert’s procedures at a time that is in the best interests of the Fund’s shareholders.
Investment decisions on whether a company meets the Fund’s sustainable and socially responsible investment criteria typically apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company’s equity and its debt.
Each Fund may invest in ETFs for the limited purpose of managing the Fund’s cash position consistent with the Fund’s benchmark. The ETFs in which a Fund may invest will not be subject to sustainable and socially responsible investment criteria and will not be required to meet the criteria that are otherwise applicable to investments made by that Fund. In addition, the ETFs in which a Fund may invest may hold securities of companies or entities that the Fund could not invest in directly because such companies or entities do not meet the Fund’s sustainable and socially responsible investment criteria. The principal purpose of investing in ETFs is not to meet these criteria, but rather to help the Fund meet its investment objective by obtaining market exposure to securities in the Fund’s benchmark while enabling it to accommodate its need for periodic liquidity.
An investment held by a Fund does not constitute that Fund’s endorsement or validation of the related company, nor does the absence of a particular investment from a Fund’s portfolio necessarily indicate that the related company does not meet the Fund’s sustainable and socially responsible investment criteria.
Sustainable and Socially Responsible Investment Criteria
Calvert Global Energy Solutions Fund
Addressing the climate change crisis is essential to ensuring a sustainable future. A shift away from fossil fuels requires a sharp focus on developing sustainable energy solutions, energy efficiency, and the broadest array of energy options. The Fund provides an investment opportunity for climate change solutions and renewable energy development.
The Fund seeks to invest in companies that are market leaders in sustainable energy solutions or that are significantly involved in the sustainable energy solutions sector. Sustainable energy solutions include renewable energy (solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy.
The Fund will invest in ways consistent with Calvert’s philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future. The Fund will focus on environmental, social, and governance (“ESG”) factors that promote and encourage sustainable solutions.
The Fund has developed sustainable and socially responsible investment criteria, detailed below. These criteria represent ESG standards which few, if any, companies totally satisfy. All sustainable and socially responsible investment criteria may be changed by the Board of Directors without shareholder approval.
Investing in new or emerging energy and climate change solutions involves a focus on corporate leadership in sustainable energy solutions; emphasis on corporate engagement; and flexibility towards traditional exclusionary criteria. The Fund will consider

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investment in companies that are leaders in developing renewable energy and/or mitigating climate change, even though they may also be involved in nuclear power. However, the Fund will seek to avoid investing in companies that own or operate new nuclear power plants and/or do not meet Calvert’s rigorous standards of performance regarding the safety and security of their nuclear power operations.
The Fund will adhere to core ESG criteria as follows:
Calvert Global Energy Solutions Fund seeks to invest in companies that:

•	Demonstrate leadership in providing solutions to the climate change crisis through renewable energy and other alternative environmental technologies.

•	Take positive steps to improve environmental management and performance, and provide innovative solutions to environmental problems through their products, services and emerging technologies.

•	Treat their employees with dignity and respect in the workplace.

•	Observe appropriate international human rights standards and respect the rights of Indigenous Peoples.

•	Produce or market products and services that are safe and enhance the health or quality of life of consumers.

•	Contribute to the quality of life of the communities where they operate and are responsive to stakeholder concerns and expectations.

•	Exhibit sound policies and practices with respect to corporate governance and business practices.
Calvert Global Energy Solutions Fund seeks to avoid investing in companies that:

•	Contribute directly to the systematic denial of basic human rights.

•	Maintain poor environmental compliance and performance practices.

•	Demonstrate poor corporate governance or engage in unethical business practices.

•	Own or operate new nuclear power plants.
As a matter of practice, evaluation of a particular company in the context of this strategy will involve subjective judgment by Calvert and the Subadvisor. All sustainable and socially responsible investment criteria may be changed by the Board of Directors without shareholder approval.
Calvert Global Water Fund
The Fund seeks to invest in companies that produce or market safe water-related products, services and technologies that enhance access and affordability, public health, and quality of life. Calvert believes that equitable access to water is a fundamental human right. The Fund will take into account the specific human rights and Indigenous Peoples’ Rights issues related to the sector, as well as those pertaining to environmental as well as governance commitments and performance.
In seeking to achieve the Fund’s investment objective, investments are selected for financial soundness and evaluated according to the Fund’s threshold responsibility standards with respect to tobacco, weapons and human rights. Investments for the Fund must be consistent with the Fund’s current investment criteria, including financial factors and threshold responsibility standards.
The Fund has the following threshold responsibility standards, which are applied in determining whether a security qualifies as an investment for the Fund:

•	The Fund will seek to avoid investing in companies that manufacture tobacco products.

•
The Fund will seek to avoid investing in companies that manufacture, design or sell weapons or the critical components of weapons that violate international humanitarian law or that are inherently offensive weapons.

•	The Fund will critically evaluate companies that contribute directly to governments that are under U.S. or international sanction for grave human rights abuses such as genocide or forced labor.
As the corporate responsibility and sustainability objectives long supported by Calvert have become more mainstream concerns, Calvert has observed significant new commitments to address environmental, social and governance issues on the part of many companies. The Fund acknowledges and encourages such progress, including that on the part of companies which may be in the early stages of addressing the most critical risks and/or opportunities facing the industry. Engagement for the Fund will encourage companies to reinforce key areas of progress and to address legacy or current issues where commitment and performance continue to lag. Engagement will urge companies to pursue sustainability leadership opportunities where possible, especially in the context of promoting sound environmental management and equitable access to water around the world.
As a matter of practice, evaluation of a particular company in the context of this strategy will involve subjective judgment by Calvert and the Subadvisor. All sustainable and socially responsible investment criteria may be changed by the Board of Directors without shareholder approval.
Calvert’s approach will employ a range of engagement tools, from proxy voting and shareholder resolutions to dialogues with senior management and broader industry-standard setting initiatives to advance our advocacy objectives with selected companies.

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Calvert Emerging Markets Equity Fund
The Fund believes that the long-term performance of companies operating in long established and/or emerging markets alike depends on progress towards sustainable development. The Fund seeks to invest in companies whose products/services and/or industrial/business practices contribute towards addressing one or more global sustainability challenges in their local and/or international markets.
Actions by companies to address such global sustainability challenges include the following themes:
Development, Poverty and Health

•	Promoting economic development, income generation and poverty reduction

•	Improving quality of life in poor households and communities

•	Supporting agricultural innovation and food security

•	Providing access to safe medicines and low-cost health care

•	Expanding digital access and mobile communications for underserved communities and populations
Environment and Climate Change

•	Mitigating and adapting to climate change and other environmental challenges

•	Enhancing access to clean water and sanitation infrastructure
Rights and Governance

•	Respecting human rights, labor rights, and Indigenous Peoples’ rights in local communities/workplaces

•	Fostering gender equity and diversity in workplaces and local communities

•	Overcoming corruption through transparency and improved governance
In addition to evaluating companies according to these criteria, investments are also evaluated according to the Fund’s threshold responsibility standards with respect to tobacco, weapons and human rights. The Fund has the following threshold responsibility standards which are applied in determining whether a security qualifies as an investment for the Fund:

•	The Fund will seek to avoid investing in companies that manufacture tobacco products.

•	The Fund will seek to avoid investing in companies that manufacture, design or sell weapons or the critical components of weapons that violate international humanitarian law.

•	The Fund will critically evaluate companies that significantly support governments that are under U.S. or international sanction for grave human rights abuses such as genocide or forced labor.
In addition to these threshold responsibility standards, investments will be evaluated and may be excluded for extraordinary events and controversial issues that may adversely affect a company’s reputation, operations and/or “social license” to operate.
As a matter of practice, evaluation of a particular company in the context of this strategy will involve subjective judgment by Calvert and the Subadvisor. All sustainable and socially responsible investment criteria may be changed by the Board of Directors without shareholder approval.
Shareholder Advocacy and Corporate Responsibility
As each Fund’s Advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert uses strategic engagement and shareholder advocacy to encourage positive change in companies in virtually every industry, both to establish certain commitments and to encourage concrete progress. Calvert’s activities may include but are not limited to:
Dialogue with companies
Calvert may initiate dialogue with company management as part of its sustainability research process. After a Fund has become a shareholder, Calvert may continue its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management’s successes and challenges and presses for improvement on issues of concern.
Proxy voting
As a shareholder in the various portfolio companies, the Fund is guaranteed an opportunity each year to express its views on issues of corporate governance and sustainability at annual stockholder meetings. Calvert votes all proxies consistent with the sustainable and socially responsible investment criteria of the Fund.

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Shareholder resolutions
Calvert proposes resolutions on a variety of sustainability and social responsibility issues. It files shareholder resolutions to help establish dialogue with corporate management and to encourage companies to take action. In most cases, Calvert’s efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one of its shareholder resolutions resulted in a company’s first-ever disclosure of its equal employment policies, programs and workforce demographics.
Special Investment Programs
As part of Calvert’s and Fund shareholders’ ongoing commitment to providing and fostering innovative initiatives, certain Funds may invest a small percentage of their respective assets through special investment programs that are non-principal investment strategies pioneered by Calvert – High Social Impact Investments, Special Equities, and the Calvert Manager Discovery Program.
Calvert International Equity Fund and Calvert International Opportunities Fund have limits on investments in U.S. companies of 5% and 10% of net assets, respectively; these percentages exclude High Social Impact Investments and Special Equities investments.
High Social Impact Investments
(Calvert Balanced Portfolio, Calvert Equity Portfolio, Calvert Capital Accumulation Fund, Calvert International Equity Fund, Calvert International Opportunities Fund, Calvert Small Cap Fund, Calvert Global Energy Solutions Fund, Calvert Global Water Fund and Calvert Emerging Markets Equity Fund)
High Social Impact Investments is a program that targets a percentage of a Fund’s net assets (up to 3% for each of Calvert Capital Accumulation Fund, Calvert International Equity Fund, Calvert International Opportunities Fund, Calvert Global Energy Solutions Fund and Calvert Emerging Markets Equity Fund and up to 1% for each of the other Funds listed above). High Social Impact Investments offer a rate of return below the then-prevailing market rate and present attractive opportunities for furthering the Funds’ sustainable and socially responsible investment criteria.
Consistent with the Calvert Global Water Fund’s strategy of focusing on water-related resources, High Social Impact Investments for that Fund shall be made in water-related initiatives.
These investments may be either debt or equity investments. These types of investments are illiquid. High Social Impact debt investments are unrated and below-investment grade, and involve a greater risk of default or price decline than investment grade securities. The Funds believe that these investments have a significant sustainability and social responsibility return through their impact in our local communities.
Each Fund’s High Social Impact Investments are fair valued by a fair value team consisting of officers of the Fund and of the Fund’s Advisor, as determined in good faith under consistently applied valuation procedures adopted by the Fund’s Board and under the ultimate supervision of the Board. See “How Shares Are Priced” in this Prospectus. Each Fund’s High Social Impact Investments can be made through direct investments, or placed through intermediaries, such as the Calvert Social Investment Foundation (as discussed below).
Pursuant to an exemptive order issued by the SEC, the Funds may invest those assets allocated for investment through the High Social Impact Investments program with the purchase of Community Investment Notes issued by the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from the Funds and Calvert Investments, Inc., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets in non-profit or not-for-profit community development organizations, community development banks, cooperatives and social enterprises that focus on low income housing, economic development, business development and other social and environmental considerations in urban and rural communities that may lead to a more just and sustainable society in the U.S. and around the globe.
The Funds may also invest in high social impact issuers through social enterprises in conjunction with the Special Equities investment program (see “Special Equities” below).
Special Equities
Each Fund may invest in the Special Equities investment program, which allows the Fund to promote especially promising approaches to sustainable and socially responsible investment goals through privately placed investments. Special Equities investments are limited to 3% of each Fund’s net assets.
Special Equities investments are generally venture capital, privately-placed investments in small, untried enterprises. These include pre-IPO companies and private funds, including limited partnerships. Most Special Equities investments are expected to have a projected market-rate risk-adjusted return. A small percentage of the program may be invested in Social Enterprises, issues that have a projected below-market risk-adjusted rate of return, but are expected to have a high degree of positive impact on societal change. The Special Equities Committee of each Fund identifies, evaluates, and selects the Special Equities investments. Special Equities involve a

52 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

high degree of risk and are all subject to liquidity, information and transaction risk. Special Equities foreign investments are also subject to foreign securities risk, while Special Equities debt securities, which are generally below-investment grade, are also subject to credit risk. The risks associated with a Special Equities investment may cause the value of the investment to decline below its cost and, in some instances, to lose its value entirely.
Pursuant to approval by each Fund’s Board of Trustees/Directors, each Fund has retained Daryn Dodson and Jeremy Sookhoo as consultants to provide investment research for the Special Equities Program.
Manager Discovery Program
As part of the ongoing commitment of Calvert to promote equal opportunity, Calvert has introduced the Manager Discovery Program. The program allocates up to 5% of a Fund’s net assets to strong-performing yet often overlooked minority and women-owned money management firms. These firms must have a proven track record and investment discipline that mirror the investment objectives of a Fund. The Manager Discovery Program seeks to bring a dynamic new perspective to a Fund, while maintaining Calvert’s long-standing commitment to seeking financial performance and societal impact. No firm currently participates in the program.
MANAGEMENT OF FUND INVESTMENTS
About Calvert
Calvert Investment Management, Inc. (Calvert or the Advisor), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the investment advisor for the Funds. Calvert provides the Funds with investment supervision and management and office space, furnishes executive and other personnel to the Funds, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. As of December 31, 2015, Calvert was the investment advisor for 42 mutual fund portfolios and had over $12 billion in assets under management.
More Information About The Advisor, Subadvisors and Portfolio Managers
Additional information is provided below regarding each individual and/or member of a team who is employed by or associated with the Advisor and respective Subadvisor (if any) of each Fund, and who is primarily (and jointly, as applicable) responsible for the day-to-day management of the Fund (each a “Portfolio Manager”). The respective Fund’s SAI provides additional information about each Portfolio Manager’s management of other accounts, compensation and ownership of securities in the Fund.
Calvert Balanced Portfolio
Calvert Investment Management, Inc.
See “About Calvert” above.

Allocation of Assets

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Vishal Khanduja, CFA
Mr. Khanduja is Vice President and Head of Taxable Fixed Income at Calvert and has been a member of the Calvert Taxable Fixed Income Team since July 2012. He also serves on the Calvert Fixed Income Strategy Committee. He previously worked at Columbia Management as Portfolio Manager – Global Rates and Currency Team (2009 - 2012).
Co-Portfolio Manager (Asset Allocation)
Joshua Linder, CFA	November 2015 – present: Portfolio Manager, Calvert January 2014 – October 2015: Assistant Portfolio Manager, Calvert 2011 – 2013: Equity Analyst, Calvert.	Co-Portfolio Manager (Asset Allocation)
Equity Investments

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Joshua Linder, CFA	November 2015 - present: Portfolio Manager, Calvert January 2014 - October 2015: Assistant Portfolio Manager, Calvert 2011 - 2013: Equity Analyst, Calvert	Co-Portfolio Manager (Equity Investments)
Christopher Madden, CFA	November 2015 - present: Portfolio Manager, Calvert October 2010 - October 2015: Senior Equity Analyst, Calvert	Co-Portfolio Manager (Equity Investments)
Kurt Moeller, CFA	November 2015 - present: Portfolio Manager, Calvert December 2014 - October 2015: Senior Equity Analyst, Calvert May 2010 - December 2014: Senior Equity Analyst, del Rey Global Investors, LLC	Co-Portfolio Manager (Equity Investments)
Jade Huang	November 2015 - present: Portfolio Manager, Calvert 2010 - October 2015: Senior Equity Analyst, Calvert 2006 - 2010: Equity Analyst, Calvert	Co-Portfolio Manager (Equity Investments)

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 53

Fixed-Income Investments

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Vishal Khanduja, CFA
Mr. Khanduja is Vice President and Head of Taxable Fixed Income at Calvert and has been a member of the Calvert Taxable Fixed Income Team since July 2012. He also serves on the Calvert Fixed Income Strategy Committee. He previously worked at Columbia Management as Portfolio Manager – Global Rates and Currency Team (2009 - 2012).
Co-Portfolio Manager
Matthew Duch	Mr. Duch is Vice President at Calvert and has been a Portfolio Manager on the Calvert Taxable Fixed Income Team since 2006. He also serves on the Calvert Fixed Income Strategy Committee.	Co-Portfolio Manager
Mauricio Agudelo	Mr. Agudelo has been a member of the Calvert Taxable Fixed Income Team since 2004 (Portfolio Manager since 2009).	Co-Portfolio Manager
Brian S. Ellis, CFA
Mr. Ellis has been a member of the Calvert Taxable Fixed Income Team since May 2012 as Fixed Income Risk Analyst (Senior Fixed Income Risk Analyst from August 2013 to December 2014) and then Portfolio Manager in January 2015. He also serves on the Calvert Fixed Income Strategy Committee. Prior to May 2012, Mr. Ellis served at Calvert as a Business Analyst.
Co-Portfolio Manager
Calvert Equity Portfolio
Atlanta Capital Management Company, LLC (Atlanta Capital), 1075 Peachtree Street, Suite 2100, Atlanta, GA 30309, has managed the assets of the Fund since September 1998. Atlanta Capital had over $16.1 billion in assets under management as of December 31, 2015.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Richard B. England, CFA	Managing Director, Portfolio Manager, and member of Management Committee, Atlanta Capital.	Portfolio Manager
Joseph B. Hudepohl, CFA
June 2015 - present: Managing Director, and Portfolio Manager, Atlanta Capital.
June 2013 - May 2015: Managing Director and Portfolio Manager, Logan Circle Partners, L.P., a division of Fortress Investment Group LLC.
1997 - June 2013: Various positions including Managing Director, Portfolio Manager, Co-Head of the Large Cap Growth Team, Goldman Sachs Asset Management.
Portfolio Manager
Lance V. Garrison, CFA	June 2015 - present: Vice President, Portfolio Manager, Atlanta Capital. 2007 - June 2015: Vice President, Research Analyst, Atlanta Capital.	Portfolio Manager
Jeffrey A. Miller, CFA
June 2015 - Present: Vice President, Portfolio Manager, Atlanta Capital.
August 2014 - May 2015: Vice President, Research Analyst, Atlanta Capital.
April 2011- July 2014: Portfolio Manager and Analyst, Crawford Investment Counsel.
1999 - April 2011: Global Technology Analyst, Institutional Capital Corporation.
Portfolio Manager
Robert R. Walton, Jr., CFA	June 2015 - Present: Vice President, Portfolio Manager, Atlanta Capital. 1999 - May 2015: Vice President, Research Analyst, Atlanta Capital.	Portfolio Manager
Calvert Large Cap Core Portfolio
Calvert Investment Management, Inc.
See “About Calvert” above.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Joshua Linder, CFA	November 2015 - present: Portfolio Manager, Calvert January 2014 - October 2015: Assistant Portfolio Manager, Calvert 2011 - 2013: Equity Analyst, Calvert	Co-Portfolio Manager
Christopher Madden, CFA	November 2015 - present: Portfolio Manager, Calvert October 2010 - October 2015: Senior Equity Analyst, Calvert	Co-Portfolio Manager
Kurt Moeller, CFA	November 2015 - present: Portfolio Manager, Calvert December 2014 - October 2015: Senior Equity Analyst, Calvert May 2010 - December 2014: Senior Equity Analyst, del Rey Global Investors, LLC	Co-Portfolio Manager
Jade Huang	November 2015 - present: Portfolio Manager, Calvert 2010 - October 2015: Senior Equity Analyst, Calvert 2006 - 2010: Equity Analyst, Calvert	Co-Portfolio Manager

54 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

Calvert Capital Accumulation Fund
New Amsterdam Partners LLC (New Amsterdam), 475 Park Avenue South, 20th Floor, New York, New York 10016, has managed the assets of the Fund since September 2005. New Amsterdam had over $1.1 billion in assets under management as of December 31, 2015.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Michelle Clayman, CFA	New Amsterdam – Ms. Clayman founded the firm in 1986.	Portfolio Manager
Nathaniel Paull, CFA	New Amsterdam – Senior Portfolio Manager	Portfolio Manager
Calvert International Equity Fund
Calvert Investment Management, Inc.
See “About Calvert” above.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Joshua Linder, CFA	November 2015 - present: Portfolio Manager, Calvert January 2014 - October 2015: Assistant Portfolio Manager, Calvert 2011 - 2013: Equity Analyst, Calvert	Co-Portfolio Manager
Christopher Madden, CFA	November 2015 - present: Portfolio Manager, Calvert October 2010 - October 2015: Senior Equity Analyst, Calvert	Co-Portfolio Manager
Kurt Moeller, CFA	November 2015 - present: Portfolio Manager, Calvert December 2014 - October 2015: Senior Equity Analyst, Calvert May 2010 - December 2014: Senior Equity Analyst, del Rey Global Investors, LLC	Co-Portfolio Manager
Jade Huang	November 2015 - present: Portfolio Manager, Calvert 2010 - October 2015: Senior Equity Analyst, Calvert 2006 - 2010: Equity Analyst, Calvert	Co-Portfolio Manager
Calvert International Opportunities Fund
Advisory Research, Inc. (ARI), 180 N. Stetson Avenue, Suite 5500, Chicago, IL 60601, has managed an allocation of Fund’s assets since September 2011. ARI is a Delaware corporation and was founded in 1974. ARI had over $9.4 billion in assets under management as of December 31, 2015, primarily in equity, both domestic and international.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Jonathan P. Brodsky	2009 - present: Managing Director, ARI; member of ARI Investment Team	Portfolio Manager, Research Analyst
Drew Edwards	2013 - present: Managing Director, ARI; member of ARI Investment Team 2008 - 2012: Vice President, ARI; member of ARI Investment Team	Portfolio Manager
Marco P. Priani, CFA, CPA, FRM	2013 - present: Managing Director, ARI; member of ARI Investment Team 2006 - 2012: Vice President, ARI; member of ARI Investment Team	Portfolio Manager
Trilogy Global Advisors, LP (Trilogy), 1114 Avenue of the Americas, 28th Floor, New York, NY, 10036, has managed an allocation of the Fund’s assets since September 2011. Trilogy is a Delaware limited partnership and has been in business since 1999. Trilogy manages global, international and emerging markets equities with over $9.2 billion in assets under management as of December 31, 2015.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Willam Sterling, Ph.D.	1999 - present: Chief Investment Officer and Senior Portfolio Manager, Trilogy. Mr. Sterling has guided the firm since its inception in 1999.	Senior Portfolio Manager
Gregory J. Gigliotti	2002 - present: Managing Director and Senior Portfolio Manager, Trilogy. Responsible for day-to-day management of Trilogy’s client portfolios.	Senior Portfolio Manager
Pablo Salas	2005 - present: Managing Director and Senior Portfolio Manager, Trilogy. Responsible for the management of Trilogy’s emerging markets equity portfolios.	Senior Portfolio Manager
Jessica Reuss, CFA	2006 - present: Product Specialist and Portfolio Manager, Trilogy. Responsible for global research coverage in the consumer discretionary and consumer staples sectors.	Portfolio Manager
David Runkle, Ph.D., CFA	2007 - present: Director of Quantitative Research, Portfolio Manager, Trilogy. Responsible for Trilogy’s quantitative research efforts.	Portfolio Manager

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 55

Calvert Small Cap Fund
Calvert Investment Management, Inc.
See “About Calvert” above.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Joshua Linder, CFA	November 2015 - present: Portfolio Manager, Calvert January 2014 - October 2015: Assistant Portfolio Manager, Calvert 2011 - 2013: Equity Analyst, Calvert	Co-Portfolio Manager
Christopher Madden, CFA	November 2015 - present: Portfolio Manager, Calvert October 2010 - October 2015: Senior Equity Analyst, Calvert	Co-Portfolio Manager
Kurt Moeller, CFA	November 2015 - present: Portfolio Manager, Calvert December 2014 - October 2015: Senior Equity Analyst, Calvert May 2010 - December 2014: Senior Equity Analyst, del Rey Global Investors, LLC	Co-Portfolio Manager
Jade Huang	November 2015 - present: Portfolio Manager, Calvert 2010 - October 2015: Senior Equity Analyst, Calvert 2006 - 2010: Equity Analyst, Calvert	Co-Portfolio Manager
Calvert Global Energy Solutions Fund and Calvert Global Water Fund
Kleinwort Benson Investors International, Ltd. (KBI), 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, Ireland, has managed the assets of Calvert Global Energy Solutions Fund since inception in May 2007 and Calvert Global Water Fund since inception in September 2008. KBI is wholly-owned by Kleinwort Benson Investors Dublin Ltd., which is a wholly-owned subsidiary of Kleinwort Benson Group Ltd. KBI’s ultimate parent is BHF Kleinwort Benson Group SA. KBI had over $7.9 billion in assets under management as of December 31, 2015.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Treasa Ni Chonghaile	Equity Portfolio Management, KBI	Portfolio Manager, Calvert Global Energy Solutions Fund
Colm O’Connor	Equity Portfolio Management, KBI	Portfolio Manager, Calvert Global Energy Solutions Fund
Catherine Ryan	Portfolio Manager, KBI	Portfolio Manager, Calvert Global Water Fund
Matthew Sheldon, CFA	2011 - present: Portfolio Manager, KBI 2007 - 2011: Investment Analyst, Water Asset Management	Portfolio Manager, Calvert Global Water Fund
Calvert Emerging Markets Equity Fund
Hermes Investment Management Limited (Hermes), Lloyds Chambers, 1 Portsoken Street, London E1 8HZ, United Kingdom, has managed the assets of the Fund since the Fund’s inception in October 2012.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Gary Greenberg, CFA
July 2011 - present: Lead Portfolio Manager for Emerging Markets Team, Hermes
2010 - July 2011: Portfolio Manager for Emerging Markets Team, Hermes
2007 - 2010: Managing Partner at Silkstone Capital Management LLP
Lead Portfolio Manager
Elena Tedesco, CFA	July 2011 - present: Portfolio Manager (Eastern Europe, Middle East and Africa) for Emerging Markets Team, Hermes 2007 - June 2011: Analyst for Emerging Markets Team, Hermes	Co-Portfolio Manager
Calvert and each Fund have obtained an exemptive order from the SEC to permit Calvert and the applicable Fund, pursuant to approval by the Fund’s Board of Trustees/Directors, to enter into and materially amend contracts with the Fund’s Subadvisor, if any (that is not an “affiliated person” as defined under the Investment Company Act of 1940, as amended (the “1940 Act”)) without shareholder approval. See “Investment Advisor and Subadvisors” in the respective Fund’s SAI for further details.

56 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

Advisory Fees
The table below shows the annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund’s average daily net assets. This figure is the total of all advisory fees (paid to Calvert) and subadvisory fees, if any, paid directly by the Fund. (Subadvisory fees paid by Calvert to a Subadvisor are reflected in the total advisory fees paid by the Fund to Calvert.) The advisory fee does not include administrative fees.

Fund	Advisory Fee
Calvert Balanced Portfolio	0.40%
Calvert Equity Portfolio	0.47% [1]
Calvert Large Cap Core Portfolio	0.50% [2]
Calvert Capital Accumulation Fund	0.65%
Calvert International Equity Fund	0.74%
Calvert International Opportunities Fund	0.75%
Calvert Small Cap Fund	0.70%
Calvert Global Energy Solutions Fund	0.95%
Calvert Global Water Fund	0.87%
Calvert Emerging Markets Equity Fund	0.95%
1 The contractual advisory fees paid were 0.49%; the Advisor voluntarily waived 0.02% in advisory fees.
2 The contractual advisory fee is 0.60%; the Advisor voluntarily waived 0.10% in advisory fees.
A discussion regarding the basis for the approval by the Funds’ Board of Trustees/Directors of the investment advisory agreement and any applicable subadvisory agreement with respect to each Fund is available in the most recent Semi-Annual Report of the respective Fund covering the fiscal period that ends on March 31 each year.
SHAREHOLDER INFORMATION
For more information on buying and selling shares, please contact your financial professional or Calvert’s client services department at 800-368-2748.
How To Open An Account
In addition to all 50 states and the District of Columbia, each Fund is available for sale to residents of the U.S. Virgin Islands, Puerto Rico and Guam. Calvert Equity Portfolio and Calvert International Equity Fund are also available for sale to residents of the Netherlands.
Complete and sign an application for each new account. Be sure to specify Class I. After your account is open, you may buy shares and wire funds by telephone. All subsequent purchases must be made by an electronic funds transfer or through the National Securities Clearing Corporation (“NSCC”), in U.S. dollars. Each ACH funds transfer is limited to $300,000. Calvert Investment Distributors, Inc. (“CID”) is the Funds’ distributor. For more information and wire instructions, call Calvert at 800-327-2109.
Minimum to Open Fund Account: $1,000,000
The initial investment minimum is waived for retirement plans that trade through omnibus accounts.
The Fund may also waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Examples include the following:

•	the investment would permit a previously closed Class I in the Fund to reopen, at no additional expense to other Fund Classes;

•	the investor has agreed to make additional Class I investments within a reasonable amount of time;

•	discretionary wrap programs; and

•	certain omnibus accounts, such as those purchasing for a fund of funds.
Registered investment advisors who invest in the Fund through certain broker-dealers through an omnibus account may aggregate client orders to meet the $1,000,000 initial investment minimum, provided that the Fund is not required to pay an administrative fee per shareholder account to any third party.
A Fund may also waive the initial investment minimum for current or retired Directors, Trustees, or Officers of the Calvert Funds or Calvert; current or former employees of Calvert; or their family members. A family member includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts and estates on which such persons are signatories. For these investors, the minimum initial investment is $2,000, and the minimum for each purchase of additional shares is $50. Additional requirements may apply.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 57

Qualified Default Investment Alternative
Calvert Balanced Portfolio is designed so that it can qualify as a qualified default investment alternative (“QDIA”) within the meaning of the regulations promulgated by the U.S. Department of Labor for accounts held by retirement plans subject to the Employee Retirement Income Security Act of 1974. Your retirement plan fiduciary, and not the Fund or its investment advisor, is responsible for determining whether the Fund qualifies as a QDIA.
Federal Holidays
There are some federal holidays, i.e., Columbus Day and Veterans Day, when the New York Stock Exchange (“NYSE”) is open and the Fund is open but electronic funds transfers cannot be received because the banks are closed.
Customer Identification
Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. In order to verify your identity, each Fund requires your name, date of birth, residential street address or principal place of business, social security number and employer identification number or other governmental issued identification when you open an account. A Fund may place limits on account transactions while it is in the process of attempting to verify your identity. If the Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.
Through your Broker/Dealer
Your broker/dealer must receive your purchase request before the close of regular trading (generally 4 p.m. Eastern Time (“ET”)) on the NYSE to receive that day’s NAV. Your broker/dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.
Arrangements with Broker/Dealers and Other Financial Intermediaries
Additional Payments to Financial Intermediaries
Calvert, CID, or their affiliates may pay, from their own resources, certain broker/dealers and/or other persons, for the sale, marketing and distribution of the securities or for services to a Fund. These amounts may be significant. These payments are generally intended to compensate broker/dealers for certain activities, including the following: promotion of sales of Fund shares, such as placing Calvert Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; building brand awareness and educating a broker/dealer’s sales force about the Calvert Funds; access to senior management and sales representatives of a broker/dealer; and various other promotional efforts and/or costs. Payments to broker/dealers may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment and meals, among other things. In addition, payments may also be made in connection with Calvert’s participation in or support of conferences and other events sponsored, hosted or organized by the broker/dealer. Calvert may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed and/or accounts attributable to a broker/dealer, among other factors, including the quality of the broker/dealer's relationship with Calvert. Calvert determines the amount of these payments in its sole discretion. These payments may create an incentive for a broker-dealer or its representatives to recommend or offer shares of a Fund to its customers. Calvert may benefit from these payments to the extent the broker/dealers sell more Fund shares because Calvert receives greater management and other fees as Fund assets increase. These additional payments are made by Calvert and do not increase the amount paid by shareholders or the Fund. For more specific information about these payments made to your broker/dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional.
Payments for Subtransfer Agent/Recordkeeping and/or Other Similar Administrative Services
Subtransfer agent/recordkeeping payments may be made by the Fund to financial intermediaries (including affiliates of the Advisor) that provide subtransfer agent/recordkeeping and/or other similar administrative services to certain groups of investors in the Calvert Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs and clients of financial intermediaries that operate in an omnibus environment. Financial intermediaries include broker-dealers, banks, investment advisers and third-party administrators such as retirement plan recordkeepers.
Services provided include but are not limited to the following: transmitting net purchase and redemption orders; maintaining separate records for shareholders that reflect purchases, redemptions and share balances; mailing shareholder confirmations and periodic statements; and furnishing proxy materials and periodic Calvert Fund reports, prospectuses and other communications to shareholders as required.
The amount paid by the Fund for such services varies depending on the share class and services provided, but the Fund will not pay more than 0.10% of its average net assets attributable to the financial intermediary. Any fees due to the financial intermediary for such services that exceed this amount are paid by Calvert, not the Fund.

58 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

How Shares Are Priced
The price of shares is based on each Fund’s NAV. The NAV is computed by adding the value of a Fund’s securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If a Fund has more than one class of shares, the NAV of each class will be calculated separately.
The NAV is calculated as of the close of each business day, which generally coincides with the closing of the regular session of the NYSE (generally 4 p.m. ET). If trading on the NYSE is halted for the day before 4 p.m. ET, a Fund’s NAV generally will still be calculated as of the close of regular trading on the NYSE. Each Fund is open for business each day the NYSE is open.
Some Funds hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. These Funds do not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund’s shares may change on days when you will not be able to buy or sell your shares.
Generally, portfolio securities and other assets are valued based on market quotations. Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service.
Under the oversight of the Board of Trustees/Directors and pursuant to a Fund’s valuation procedures adopted by the Board, the Advisor determines when a market quotation is not readily available or reliable for a particular security.
Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of a Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees/Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but, in general, fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.
In making a fair value determination, the Advisor, under the ultimate supervision of the Board and pursuant to a Fund’s valuation procedures, generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors may change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of a Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. In addition, fair value pricing may be used for high-yield debt securities or in other instances where a portfolio security is not traded in significant volume for a substantial period.
For assistance in making fair value determinations, the Boards of Directors of Calvert International Equity Fund, Calvert International Opportunities Fund, Calvert Global Energy Solutions Fund, Calvert Global Water Fund and Calvert Emerging Markets Equity Fund have retained a third-party fair value pricing service, pursuant to the respective Fund’s valuation procedures and under the ultimate supervision of the Board, to quantitatively value holdings of the Fund that trade on foreign exchanges. From time to time, market moves in the U.S. subsequent to the close of those local markets but prior to the Fund’s official pricing time of 4 p.m. ET may cause those local market prices to not be representative of what a reasonable investor would pay for those securities. In the event of such market movements in excess of previously established and Board-approved thresholds, the Fund’s service providers quantitatively estimate the fair value of each affected security. The values are calculated using the service provider’s proprietary models based upon the actual market close and trailing data from various benchmarks, futures and currencies. Factors that may influence the results of this process include changes in U.S. market index values, price movements in futures contracts based on foreign markets that trade in the U.S., and changes in industry or economic sector indices.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.
When Your Account Will Be Credited
Your purchase will be processed at the next NAV calculated after your request is received in good order, as defined below. All of your purchases must be made in U.S. dollars. No cash or third-party checks will be accepted. No credit card or credit loan checks will be accepted. Each Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchase orders must be sent to the Transfer Agent. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share). See “Request in Good Order” below.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 59

Request in Good Order
All requests (both purchase orders and redemption requests) must be received by the Transfer Agent in “good order.” This means that your request must include:

•	The Fund name and account number.

•	The amount of the transaction (in dollars or shares).

•	Signatures of all owners exactly as registered on the account (for mail requests).

•
Signature guarantees (if required). For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Notarization is not the equivalent of a signature guarantee.

•	Any supporting legal documentation that may be required.

•	Any outstanding certificates representing shares to be redeemed.
Transactions are processed at the NAV next computed after the Transfer Agent has received all required information. Requests received in good order before the close of regular NYSE trading (generally 4 p.m. ET) will receive that day’s closing NAV; otherwise you will receive the next business day’s NAV.
Purchase and Redemption of Shares through a Financial Intermediary
Each Fund has authorized one or more broker/dealers to receive purchase and redemption orders on the Fund’s behalf. Such broker/ dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, receives the order in good order. The customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker/dealer or the broker/dealer’s authorized designee.
How To Sell Shares
You may redeem all or a portion of the shares from your account on any day your Fund is open for business, provided the amount requested is not on hold. When you purchase by ACH funds transfer, the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemption proceeds will not be sent until the Transfer Agent is reasonably satisfied that the purchase payment has been collected.
Your shares will be redeemed at the next NAV calculated after your redemption request is received by the Transfer Agent in good order (less any applicable redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment. Electronic funds transfer redemptions generally will be credited to your bank account by the second business day after your phone call.
A Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the NAV of the affected Fund, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from a Fund to the shareholder. The shareholder will also bear any market risks associated with the portfolio security until the security can be sold. To the extent the Fund holds illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If illiquid securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. A shareholder’s ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by issuers of the securities or by law. A shareholder may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. In such an event, this Prospectus will be updated accordingly.
There are some federal holidays, however, i.e., Columbus Day and Veterans Day, when the NYSE is open and the Fund is open but redemptions cannot be made by electronic funds transfer because the banks are closed.

60 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

Follow these suggestions to ensure timely processing of your redemption request:
By Telephone - call 800-368-2745
You may redeem shares from your account by telephone and have your money sent by electronic funds transfer to a bank you have previously authorized. All redemptions must be made by an electronic funds transfer or through the NSCC, in U.S. dollars. Each ACH funds transfer is limited to $300,000. To add instructions to permit an electronic funds transfer to be sent to an account not previously authorized you must send us those instructions in a letter that is signature guaranteed.
Written Requests
Send your written requests to: Calvert, P.O. Box 219544, Kansas City, MO 64121-9544.
Your letter should include your account number, name of the Fund and Class, the number of shares or the dollar amount you are redeeming, and how you want the money sent to your authorized account. Please provide a daytime telephone number, if possible, for us to call if we have questions. If the money is being sent to an account other than the account of record, your letter must be signature guaranteed.
Corporations and Associations
Your letter of instruction and corporate resolution should be signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).
Trusts
Your letter of instruction should be signed by the Trustee(s) (as Trustee(s)), with a signature guarantee. (If the Trustee’s name is not registered on your account, please provide a copy of the trust document, certified within the last 60 days.)
Through your Broker/Dealer
Your broker/dealer must receive your request before the close of regular trading on the NYSE to receive that day’s NAV. Your broker/ dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.
Other Calvert Features/Policies
Website (For 24-hour performance and pricing information, visit www.calvert.com)
You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of logging on to www.calvert.com.
The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.
Telephone Transactions
You may purchase, redeem, or exchange shares, or request an electronic funds transfer by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Funds, the shareholder servicing agent and its affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for these transactions; please review this statement and verify the accuracy of your transaction immediately.
Exchanges
Calvert offers a wide variety of investment options that include common stock funds, and tax-exempt and corporate bond funds, call your broker/dealer or Calvert representative for more information. We make it easy for you to purchase shares in other Calvert Funds if your investment goals change.
Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). You may then give exchange instructions by telephone if telephone redemptions have been authorized and the shares are not in certificate form.
Before you make an exchange, please note the following:
Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on an exchange. Shares may only be exchanged for shares of the same class of another Calvert Fund, and the exchange must satisfy the minimum investment amount for that Calvert Fund.
Each Fund reserves the right to terminate or modify the exchange privilege with 60 days’ written notice.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 61

Market Timing Policy
In general, the Funds are designed for long-term investment and not as frequent or short-term trading (“market timing”) vehicles. The Funds discourage frequent purchases and redemptions of Fund shares by Fund shareholders. Further, the Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. Accordingly, each Fund’s Board of Trustees/Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor and Subadvisor(s) to implement a Fund’s investment strategies. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease a Fund’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance. Each Fund or Calvert at its discretion may reject any purchase or exchange request (purchase side only) it believes to be market timing. However, there is no guarantee that Calvert will detect or prevent market timing activity.
Shareholders may hold shares of any Fund in accounts with financial intermediaries such as investment advisors, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the financial intermediary holds Fund shares for a number of its customers in one account. The financial intermediary may have adopted market timing policies that differ from the market timing policies adopted by the Fund’s Board of Trustees/Directors. In formulating their market timing policies, these financial intermediaries may or may not seek input from Calvert regarding certain aspects of their market timing policies, such as the amount of any redemption fee, the minimum holding period or the applicability of trading blocks. As a result, the market timing policies adopted by financial intermediaries may be quite dissimilar from the policies adopted by the Fund’s Board of Trustees/Directors. Shareholders should contact the financial intermediary through which the Fund shares are held for more information on the market timing policies that apply to those shares.
Because omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to a Fund, the ability of a Fund to monitor and detect market timing activity through omnibus accounts is very limited. Each Fund has established information sharing agreements with financial intermediaries as required by Rule 22c-2 under the 1940 Act and otherwise uses reasonable efforts to work with financial intermediaries to identify market timing activity in underlying accounts. If a Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in an omnibus account, Calvert will seek full cooperation from the financial intermediary maintaining the account to identify the underlying participant. Calvert expects the financial intermediary to take immediate action to stop any further market timing activity in the Fund by such participant(s) or plan, or else the Fund will be withdrawn as an investment option for that account. Calvert expects all financial intermediaries that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Funds.
Each Fund and CID reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only). Orders are canceled within one business day, and the purchase price is returned to the investor. Each Fund and CID also may modify any terms or conditions of purchase of shares of any Fund (upon prior notice) or withdraw all or any part of the offering made by this Prospectus.
Electronic Delivery of Prospectuses and Shareholder Reports
You may request electronic delivery of Fund prospectuses and annual and semi-annual reports by calling client services at 800-368-2745 or enrolling online at www.calvert.com.
Combined General Mailings (Householding)
Multiple accounts held directly with Calvert that have the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call Calvert client services at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above. Multiple accounts held through a broker/dealer (or other financial intermediary) that share the same household address may receive one mailing.
Special Services and Charges
Each Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a fee for these special services.
If you are purchasing shares through a program of services offered by a broker/dealer or other financial institution, you should read the program materials together with this Prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker/dealer or other agent.

62 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

Minimum Account Balance
Please maintain a balance in each of your Fund accounts of at least $1,000,000 per Fund.
If the balance in your account falls below this minimum amount, the account may be closed and the proceeds mailed to the address of record. You will receive notice that your account is below the minimum and will be closed or moved to Class A (at NAV) if the balance is not brought up to the required minimum within 30 days.
Shares held through an omnibus account or wrap-fee program for which a Fund has waived investment minimums are not subject to this requirement.
Dividends, Capital Gains, and Taxes
Each Fund pays dividends from its net investment income as shown below. Net investment income consists of interest income and dividends, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments may vary between classes.

Calvert Balanced Portfolio	Paid quarterly
Calvert Equity Portfolio	Paid annually
Calvert Large Cap Core Portfolio	Paid annually
Calvert Capital Accumulation Fund	Paid annually
Calvert International Equity Fund	Paid annually
Calvert International Opportunities Fund	Paid annually
Calvert Small Cap Fund	Paid annually
Calvert Global Energy Solutions Fund	Paid annually
Calvert Global Water Fund	Paid annually
Calvert Emerging Markets Equity Fund	Paid annually
Dividend Payment Options
Dividends and any distributions are automatically reinvested in the same Fund at NAV, unless you elect to have amounts of $10 or more paid to you by electronic funds transfer to a predesignated bank account. Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify a Fund in writing to change your payment options.
Buying a Dividend
At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the ex-dividend date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date (“buying a dividend”), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.
Federal Taxes
In January, your Fund will mail Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.
You may also realize a capital gain or loss when you sell or exchange shares. In January, the Funds whose shares you have sold or exchanged in the past year will mail Form 1099-B indicating the total amount of all such sales, including exchanges.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 63

Cost Basis Reporting
Beginning in 2012, the Internal Revenue Service (“IRS”) implemented new cost basis reporting rules that require mutual fund companies to calculate and report cost basis information to both the shareholder and the IRS on IRS Form 1099-B when certain shares are sold. The new cost basis regulations do not affect retirement accounts, and shares acquired before January 1, 2012. A Fund permits shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, the Fund uses the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
Other Tax Information
In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. For Calvert Balanced Portfolio, you will be notified to the extent, if any, that dividends reflect interest received from U.S. Government securities. Such dividends may be exempt from certain state income taxes. If you invest in an international or global Fund (Calvert International Equity Fund, Calvert International Opportunities Fund, Calvert Global Energy Solutions Fund, Calvert Global Water Fund or Calvert Emerging Markets Equity Fund), you may receive additional information regarding foreign source income and foreign taxes to assist in your calculation of foreign tax credits.
Some of the dividends may be identified as qualified dividend income and be eligible for the reduced federal tax rate for individual investors. Dividends paid by a Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert.
Taxpayer Identification Number
If we do not have your correct Social Security or Taxpayer Identification Number (“TIN”) and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

64 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

GLOSSARY OF CERTAIN INVESTMENT RISKS

Correlation risk
The risk that when a Fund “hedges,” two investments may not behave in relation to one another the way Fund managers expect them to, which may have unexpected or undesired results. For example, a hedge may reduce potential gains or exacerbate losses instead of reducing them. For ETFs, there is a risk of tracking error. An ETF may not be able to exactly replicate the performance of the underlying index due to operating expenses and other factors (e.g., holding cash even though the underlying benchmark index is not composed of cash), and because transactions occur at market prices instead of at net asset value.

Credit risk
The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due, or otherwise fail to discharge an obligation or commitment.

Currency risk
The risk that when a Fund buys, sells or holds a security denominated in foreign currency, adverse changes in foreign currency rates may cause investment losses when a Fund’s investments are converted to U.S. dollars. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

Duration Risk
Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.

Extension risk
The risk that slower than anticipated prepayments (usually in response to higher interest rates) will extend the life of a mortgage-backed security beyond its expected maturity date, typically reducing the value of a mortgage-backed security purchased at a discount. In addition, if held to maturity, a Fund will not have access to the principal invested when expected and may have to forgo other investment opportunities.

Information risk	The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

Interest rate risk
The risk that changes in interest rates will adversely affect the value of an investor’s fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/“stripped” coupon securities (“strips”) are subject to greater interest rate risk.

Leverage risk	The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk	The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk	The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment’s value.

Opportunity risk	The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk
The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Prepayment risk
The risk that faster than anticipated prepayments (usually in response to lower interest rates) will cause a mortgage-backed security to mature prior to its expected maturity date, typically reducing the value of a mortgage-backed security purchased at a premium.  A Fund must also reinvest those assets at the current market rate, which may be lower.

Regulatory risk
The risk associated with employing certain regulated investment instruments or techniques. To the extent a Fund uses futures, options or other regulated derivatives, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), and therefore neither the Advisor nor the Fund anticipates being subject to registration or regulation as a commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the CEA as a result of the Fund’s activities. However, should the Advisor fail to use futures in accordance with Rule 4.5, then the Advisor would be subject to registration (if not already registered) and regulation in its capacity as the Fund’s CPO or CTA, and the Fund would be subject to regulation under the CEA.  A Fund may incur additional expense as a result of the Commodity Futures Trading Commission’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.

Transaction risk	The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 65

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Funds’ financial performance for the past five (5) fiscal years (or if shorter, the period of the Fund’s operations). The Funds’ fiscal year end is September 30. Certain information reflects financial results for a single share, by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions), and does not reflect any applicable front- or back-end sales charge. The information has been derived from the Funds’ financial statements, which were audited by KPMG LLP. Their report, along with each Fund’s financial statements, is included in each Fund’s Annual Report, which is available upon request.

66 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

CALVERT BALANCED PORTFOLIO FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS I SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$33.53	$34.55	$31.19	$26.49	$26.22
Income from investment operations:
Net investment income	0.59	0.51	0.41	0.45	0.43
Net realized and unrealized gain (loss)	(0.82)	3.06	3.35	4.61	0.23
Total from investment operations	(0.23)	3.57	3.76	5.06	0.66
Distributions from:
Net investment income	(0.57)	(0.49)	(0.40)	(0.36)	(0.39)
Net realized gain	(0.37)	(4.10)	—	—	—
Total distributions	(0.94)	(4.59)	(0.40)	(0.36)	(0.39)
Total increase (decrease) in net asset value	(1.17)	(1.02)	3.36	4.70	0.27
Net asset value, ending	$32.36	$33.53	$34.55	$31.19	$26.49
Total return*	(0.86)%	11.35%	12.13%	19.16%	2.45%
Ratios to average net assets: A
Net investment income	1.70%	1.53%	1.26%	1.43%	1.54%
Total expenses	0.64%	0.66%	0.68%	0.83%	1.33%
Expenses before offsets	0.64%	0.66%	0.68%	0.70%	0.72%
Net expenses	0.64%	0.66%	0.68%	0.70%	0.72%
Portfolio turnover	99%	124%	114%	145%	100%
Net assets, ending (in thousands)	$13,894	$43,579	$35,578	$29,601	$1,820

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(z)     Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 67

CALVERT EQUITY PORTFOLIO FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS I SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$54.90	$48.48	$41.55	$35.22	$34.66
Income from investment operations:
Net investment income	0.38	0.29	0.32	0.16	0.10
Net realized and unrealized gain (loss)	2.38	8.34	6.70	7.87	0.46
Total from investment operations	2.76	8.63	7.02	8.03	0.56
Distributions from:
Net investment income	(0.19)	(0.22)	(0.04)	—	—
Net realized gain	(4.82)	(1.99)	(0.05)	(1.70)	—
Total distributions	(5.01)	(2.21)	(0.09)	(1.70)	—
Total increase (decrease) in net asset value	(2.25)	6.42	6.93	6.33	0.56
Net asset value, ending	$52.65	$54.90	$48.48	$41.55	$35.22
Total return*	5.06%	18.23%	16.95%	23.44%	1.62%
Ratios to average net assets: A
Net investment income	0.69%	0.56%	0.72%	0.40%	0.28%
Total expenses	0.64%	0.64%	0.66%	0.67%	0.67%
Expenses before offsets	0.63%	0.62%	0.65%	0.66%	0.67%
Net expenses	0.63%	0.62%	0.65%	0.66%	0.67%
Portfolio turnover	37%	24%	32%	36%	41%
Net assets, ending (in thousands)	$567,954	$961,680	$798,677	$667,246	$535,829

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(z)     Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

68 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

CALVERT LARGE CAP CORE PORTFOLIO FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS I SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$23.81	$22.80	$18.84	$15.45	$15.29
Income from investment operations:
Net investment income	0.31	0.30	0.26	0.24	0.21
Net realized and unrealized gain (loss)	(0.66)	2.75	3.92	3.37	0.11
Total from investment operations	(0.35)	3.05	4.18	3.61	0.32
Distributions from:
Net investment income	(0.24)	(0.27)	(0.20)	(0.22)	(0.16)
Net realized gain	(1.31)	(1.77)	(0.02)	—	—
Total distributions	(1.55)	(2.04)	(0.22)	(0.22)	(0.16)
Total increase (decrease) in net asset value	(1.90)	1.01	3.96	3.39	0.16
Net asset value, ending	$21.91	$23.81	$22.80	$18.84	$15.45
Total return*	(1.96)%	14.25%	22.47%	23.57%	2.02%
Ratios to average net assets: A
Net investment income	1.27%	1.31%	1.24%	1.37%	1.22%
Total expenses	0.79%	0.81%	0.82%	0.87%	0.89%
Expenses before offsets	0.69%	0.71%	0.72%	0.77%	0.79%
Net expenses	0.69%	0.71%	0.72%	0.77%	0.79%
Portfolio turnover	17%	68%	59%	48%	111%
Net assets, ending (in thousands)	$101,244	$95,258	$59,564	$43,940	$31,035

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(z)     Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 69

CALVERT CAPITAL ACCUMULATION FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS I SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$41.19	$40.50	$34.18	$27.94	$26.59
Income from investment operations:
Net investment income (loss)	0.06	0.10	0.03	(0.05)	(0.06)
Net realized and unrealized gain (loss)	2.13	3.23	8.22	8.22	1.41
Total from investment operations	2.19	3.33	8.25	8.17	1.35
Distributions from:
Net realized gain	(5.33)	(2.64)	(1.93)	(1.93)	—
Total distributions	(5.33)	(2.64)	(1.93)	(1.93)	—
Total increase (decrease) in net asset value	(3.14)	0.69	6.32	6.24	1.35
Net asset value, ending	$38.05	$41.19	$40.50	$34.18	$27.94
Total return*	5.53%	8.53%	25.55%	30.00%	5.08%
Ratios to average net assets: A
Net investment income (loss)	0.14%	0.24%	0.08%	(0.16%)	(0.20%)
Total expenses	0.83%	0.82%	0.85%	0.88%	0.99%
Expenses before offsets	0.83%	0.82%	0.85%	0.86%	0.86%
Net expenses	0.83%	0.82%	0.85%	0.86%	0.86%
Portfolio turnover	74%	81%	73%	63%	65%
Net assets, ending (in thousands)	$236,228	$156,677	$130,705	$83,181	$21,144

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)     Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

70 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

CALVERT INTERNATIONAL EQUITY FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS I SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$17.68	$17.69	$14.52	$12.70	$14.83
Income from investment operations:
Net investment income	0.30	0.28	0.17	0.24	0.26
Net realized and unrealized gain (loss)	(1.05)	0.02	3.24	1.79	(2.30)
Total from investment operations	(0.75)	0.30	3.41	2.03	(2.04)
Distributions from:
Net investment income	(0.20)	(0.31)	(0.24)	(0.21)	(0.09)
Total distributions	(0.20)	(0.31)	(0.24)	(0.21)	(0.09)
Total increase (decrease) in net asset value	(0.95)	(0.01)	3.17	1.82	(2.13)
Net asset value, ending	$16.73	$17.68	$17.69	$14.52	$12.70
Total return*	(4.27)%	1.64%	23.74%	16.16%	(13.84%)
Ratios to average net assets: A
Net investment income	1.68%	1.53%	1.07%	1.71%	1.74%
Total expenses	1.03%	1.02%	1.06%	1.09%	1.07%
Expenses before offsets	0.98%	1.02%	1.06%	1.06%	1.06%
Net expenses	0.98%	1.02%	1.06%	1.06%	1.06%
Portfolio turnover	97%	82%	40%	43%	49%
Net assets, ending (in thousands)	$147,614	$92,318	$82,499	$101,203	$89,142

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)     Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 71

CALVERT INTERNATIONAL OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS I SHARES	2015 (z)	2014 (z)	2013 (z)	2012	2011
Net asset value, beginning	$16.19	$15.54	$12.37	$10.36	$12.17
Income from investment operations:
Net investment income	0.19	0.20	0.25	0.21	0.15
Net realized and unrealized gain (loss)	(0.80)	0.66	3.10	1.93	(1.88)
Total from investment operations	(0.61)	0.86	3.35	2.14	(1.73)
Distributions from:
Net investment income	(0.23)	(0.21)	(0.18)	(0.13)	(0.08)
Net realized gain	(0.97)	—	—	—	—
Total distributions	(1.20)	(0.21)	(0.18)	(0.13)	(0.08)
Total increase (decrease) in net asset value	(1.81)	0.65	3.17	2.01	(1.81)
Net asset value, ending	$14.38	$16.19	$15.54	$12.37	$10.36
Total return*	(3.86)%	5.58%	27.43%	20.89%	(14.32%)
Ratios to average net assets: A
Net investment income	1.22%	1.24%	1.76%	1.76%	1.11%
Total expenses	1.15%	1.18%	1.43%	1.70%	1.54%
Expenses before offsets	1.15%	1.18%	1.20%	1.20%	1.20%
Net expenses	1.15%	1.18%	1.20%	1.20%	1.20%
Portfolio turnover	51%	56%	42%	56%	126%
Net assets, ending (in thousands)	$40,833	$32,079	$24,130	$8,771	$4,174

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)     Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

72 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

CALVERT SMALL CAP FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS I SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$24.14	$25.56	$20.06	$15.80	$16.14
Income from investment operations:
Net investment income	0.16	0.08	0.16	0.35	0.17
Net realized and unrealized gain (loss)	1.90	1.22	6.24	4.21	(0.45)
Total from investment operations	2.06	1.30	6.40	4.56	(0.28)
Distributions from:
Net investment income	(0.08)	—	(0.36)	(0.30)	(0.06)
Net realized gain	(2.78)	(2.72)	(0.54)	—	—
Total distributions	(2.86)	(2.72)	(0.90)	(0.30)	(0.06)
Total increase (decrease) in net asset value	(0.80)	(1.42)	5.50	4.26	(0.34)
Net asset value, ending	$23.34	$24.14	$25.56	$20.06	$15.80
Total return*	8.72%	5.27%	33.43%	29.11%	(1.81%)
Ratios to average net assets: A
Net investment income	0.64%	0.33%	0.71%	1.88%	0.90%
Total expenses	0.91%	0.95%	0.98%	1.03%	1.08%
Expenses before offsets	0.91%	0.92%	0.92%	0.92%	0.92%
Net expenses	0.91%	0.92%	0.92%	0.92%	0.92%
Portfolio turnover	59%	103%	82%	3%	9%
Net assets, ending (in thousands)	$61,669	$54,563	$46,198	$26,129	$17,895

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)     Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 73

CALVERT GLOBAL ENERGY SOLUTIONS FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS I SHARES	2015 (z)	2014 (z)	2013	2012 (z)	2011 (z)
Net asset value, beginning	$7.21	$7.02	$5.19	$5.59	$8.34
Income from investment operations:
Net investment income	0.06	0.03	—	0.02	0.17
Net realized and unrealized gain (loss)	(1.39)	0.16	1.83	(0.18)	(2.92)
Total from investment operations	(1.33)	0.19	1.83	(0.16)	(2.75)
Distributions from:
Net investment income	—	—	—	(0.24)	—
Total distributions	—	—	—	(0.24)	—
Total increase (decrease) in net asset value	(1.33)	0.19	1.83	(0.40)	(2.75)
Net asset value, ending	$5.88	$7.21	$7.02	$5.19	$5.59
Total return*	(18.45)%	2.71%	35.26%	(2.77%)	(32.97%)
Ratios to average net assets: A
Net investment income	0.82%	0.34%	0.04%	0.38%	2.00%
Total expenses	5.63%	2.88%	3.19%	1.77%	1.51%
Expenses before offsets	1.40%	1.40%	1.40%	1.40%	1.40%
Net expenses	1.40%	1.40%	1.40%	1.40%	1.40%
Portfolio turnover	99%	62%	90%	52%	65%
Net assets, ending (in thousands)	$386	$180	$525	$725	$4,916

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)     Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

74 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

CALVERT GLOBAL WATER FUND FINANCIAL HIGHLIGHTS

	YEAR ENDED	PERIOD ENDED
	September 30,
CLASS I SHARES	2015 (z)	2014 (z)^
Net asset value, beginning	$19.64	$18.99
Income from investment operations:
Net investment income	0.06	0.04
Net realized and unrealized gain (loss)	(3.42)	0.61
Total from investment operations	(3.36)	0.65
Distributions from:
Net realized gain	(1.26)	—
Total distributions	(1.26)	—
Total increase (decrease) in net asset value	(4.62)	0.65
Net asset value, ending	$15.02	$19.64
Total return*	(17.93)%	3.42%
Ratios to average net assets: A
Net investment income	0.32%	0.24% (a)
Total expenses	3.89%	4.85% (a)
Expenses before offsets	1.29%	1.29% (a)
Net expenses	1.29%	1.29% (a)
Portfolio turnover	110%	77%
Net assets, ending (in thousands)	$779	$1,066

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)     Annualized.
(z)     Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
^     From January 31, 2014, inception.

CALVERT EQUITY FUNDS PROSPECTUS CLASS I 75

CALVERT EMERGING MARKETS EQUITY FUND FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	September 30,
CLASS I SHARES	2015 (z)	2014 (z)	2013 (z)#
Net asset value, beginning	$13.26	$13.49	$12.00
Income from investment operations:
Net investment income	0.14	0.10	0.19
Net realized and unrealized gain (loss)	(1.93)	0.48	1.33
Total from investment operations	(1.79)	0.58	1.52
Distributions from:
Net investment income	(0.07)	(0.12)	(0.03)
Net realized gain	(0.41)	(0.69)	—
Total distributions	(0.48)	(0.81)	(0.03)
Total increase (decrease) in net asset value	(2.27)	(0.23)	1.49
Net asset value, ending	$10.99	$13.26	$13.49
Total return*	(13.92)%	4.49%	12.73%
Ratios to average net assets: A
Net investment income	1.12%	0.78%	1.61% (a)
Total expenses	1.48%	1.42%	1.65% (a)
Expenses before offsets	1.40%	1.42%	1.43% (a)
Net expenses	1.40%	1.42%	1.43% (a)
Portfolio turnover	66%	95%	74%
Net assets, ending (in thousands)	$39,101	$33,721	$33,053

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)     Annualized.
(z)     Per share figures are calculated using the Average Shares Method.
#     From October 29, 2012, inception.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

76 CALVERT EQUITY FUNDS PROSPECTUS CLASS I

To Open an Account:
800-368-2748
Performance and Prices:
www.calvert.com
24 hours, 7 days a week
Service for Existing Accounts:
800-327-2109
Calvert Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814
Registered, Certified or
Overnight Mail:
Calvert
c/o BFDS
330 West 9th Street
Kansas City, MO 64105
PRINCIPAL UNDERWRITER
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

For investors who want more information about the Funds, the following documents are available free upon request:
Annual/Semi-Annual Reports: Additional information about each Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In each Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Statement of Additional Information (SAI): The SAI for each Fund provides more detailed information about the Fund, including a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings. The SAI for each Fund is incorporated into this Prospectus by reference.
You can get free copies of reports and SAIs, request other information and discuss your questions about the Funds by contacting your financial professional, or the Funds at:
Calvert Investments, Inc.
4550 Montgomery Ave.
Suite 1000N
Bethesda, MD 20814
Telephone: 1-800-368-2745
Each Fund also makes available its SAI and its Annual and Semi-Annual Reports free of charge on Calvert’s website at the following Internet address:
www.calvert.com
You can review and copy information about the Fund (including its SAI) at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
The Funds enter into contractual arrangements with various parties, including, among others, the Advisor, who provide services to the Funds. Shareholders of the Funds are not parties to, or third-party beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders of the Funds.
Neither this Prospectus, the SAI nor any document filed as an exhibit to the Funds’ registration statement is intended to give rise to any agreement or contract between a Fund and any shareholder, or give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.
Investment Company Act file:
No. 811-03334 Calvert Social Investment Fund (Calvert Balanced Portfolio, Calvert Equity Portfolio and Calvert Large Cap Core Portfolio)
No. 811-06563 Calvert World Values Fund, Inc. (Calvert International Equity Fund, Calvert Capital Accumulation Fund, Calvert International Opportunities Fund and Calvert Emerging Markets Equity Fund)
No. 811-10045 Calvert Impact Fund, Inc. (Calvert Small Cap Fund, Calvert Global Energy Solutions Fund and Calvert Global Water Fund)

Printed on recycled paper using soy inks

Calvert Income Funds PROSPECTUS CLASS A, C and Y

January 31, 2016

Calvert Income Fund	A (CFICX)	C (CIFCX)	Y (CIFYX)
Calvert Short Duration Income Fund	A (CSDAX)	C (CDICX)	Y (CSDYX)
Calvert Long-Term Income Fund	A (CLDAX)
Calvert Ultra-Short Income Fund	A (CULAX)		Y (CULYX)
Calvert High Yield Bond Fund	A (CYBAX)	C (CHBCX)	Y (CYBYX)
Calvert Bond Portfolio	A (CSIBX)	C (CSBCX)	Y (CSIYX)
Calvert Green Bond Fund	A (CGAFX)		Y (CGYFX)

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any State Securities Commission, and neither the SEC nor any State Securities Commission has determined that this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Calvert Income Funds Prospectus
Class A, C and Y
January 31, 2016

FUND SUMMARY

CALVERT INCOME FUND
Class (Ticker):	A (CFICX)	C (CIFCX)	Y (CIFYX)
INVESTMENT OBJECTIVE
The Fund seeks to maximize income, to the extent consistent with preservation of capital, through investment in bonds and income-producing securities.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 47 and “Reduced Sales Charges” on page 50 of this Prospectus, and under “Method of Distribution” on page 40 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Y
Maximum sales charge (load) on purchases (as a % of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees[3]	0.52%	0.52%	0.52%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.29%	0.23%	0.21%
Total annual fund operating expenses	1.06%	1.75%	0.73%
1 Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid by the Fund’s distributor are subject to a one-year contingent deferred sales charge of 0.80%.
2 The contingent deferred sales charge decreases over time.
3 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year; and

•	the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$578	$796	$1,032	$1,708
Class C
Expenses assuming redemption	$278	$551	$949	$2,062
Expenses assuming no redemption	$178	$551	$949	$2,062
Class Y	$75	$233	$406	$906
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 236% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund typically invests at least 65% of its net assets in investment grade, U.S. dollar-denominated debt securities, as assessed at the time of purchase. A debt security is considered investment grade when assigned a credit quality rating of BBB- or higher by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”), including Moody’s Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.
The Fund invests principally in bonds issued by U.S. corporations, the U.S. Government or its agencies, and U.S. government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund also may invest in trust preferred securities, taxable municipal securities, leveraged loans and asset-backed securities (“ABS”), including commercial mortgage-backed securities.
The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include securities such as collateralized mortgage obligations (“CMOs”) and ABS.

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 1

The Fund may invest up to 35% of its net assets in below-investment grade, high-yield debt securities (commonly known as “junk bonds”), including distressed securities that are in default. A debt security is considered below investment grade when assigned a credit quality rating below BBB- by Standard & Poor’s or an equivalent rating by another NRSRO, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.
The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts (“ADRs”).
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
The Fund uses an active trading strategy, seeking relative value to earn incremental income.
The Fund uses a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts to manage the duration of the Fund and hedge interest rate risk.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-Diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single bond may have greater impact on the Fund than on a diversified fund.
Bond Market Risk. The market prices of bonds held by the Fund may fall.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.
Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by GSEs such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.
Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities, such as credit risk discussed above. The loans in which the Fund will invest are expected to be below-investment-grade quality and to bear interest at a floating rate that resets periodically. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Leveraged loans are usually more credit sensitive than investment-grade securities.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Portfolio Duration Risk. Duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed-income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Illiquid securities also may be difficult to value.
Junk Bond Risk. Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater

2 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

price volatility than investment grade securities and may be illiquid.
Defaulted Bonds Risk. For bonds in default (those rated “D” by Standard & Poor’s or the equivalent by another NRSRO), there is a significant risk that these bonds will not achieve their original value.
Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the Advisor. When the Fund purchases unrated securities, it will depend on the Advisor’s analysis of credit risk without the assessment of an NRSRO.
Taxable Municipal Bond Risk. Taxable municipal bonds are subject to credit risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.
Trust Preferred Securities Risk. Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.
Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Performance results for Class Y shares prior to February 29, 2008 (the Class Y shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y has lower class-specific expenses than Class A.

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 3

The return for each of the Fund’s other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.
Calendar Year Total Returns for Class A at NAV

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/09	7.78%
Worst Quarter (of periods shown)	12/31/08	-7.72%
The average total return table shows the Fund’s returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Average Annual Total Returns (as of 12/31/15) (with maximum sales charge deducted, if any)	1 Year	5 Years	10 Years
Class A:
Return before taxes	-4.92%	1.99%	2.86%
Return after taxes on distributions	-6.07%	0.78%	1.43%
Return after taxes on distributions and sale of Fund shares	-2.80%	1.02%	1.64%
Class C	-2.89%	2.06%	2.53%
Class Y	-0.88%	3.14%	3.55%
Barclays U.S. Credit Index (reflects no deduction for fees, expenses or taxes)	-0.77%	4.38%	5.18%
Lipper Corporate Debt Funds BBB Rated Avg. (reflects no deduction for taxes)	-1.71%	4.11%	4.91%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since January 2013
Matthew Duch	Vice President, Portfolio Manager	Since September 2011
Mauricio Agudelo	Portfolio Manager	Since November 2015
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order.

Minimum Investments
Account Type	Initial	Subsequent
Regular Accounts	$2,000	$250
IRA Accounts	$1,000	$250
For automatic investment plans, the minimum initial investment requirements are waived if you establish a $100 monthly investment plan. For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.
The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.
Class A and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

4 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Class Y Shares. Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation. For additional information, call 800-368-2746.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 5

FUND SUMMARY

CALVERT SHORT DURATION INCOME FUND
Class (Ticker):	A (CSDAX)	C (CDICX)	Y (CSDYX)
INVESTMENT OBJECTIVE
The Fund seeks to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income-producing securities.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 47 and “Reduced Sales Charges” on page 50 of this Prospectus, and under “Method of Distribution” on page 40 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Y
Maximum sales charge (load) on purchases (as a % of offering price)	2.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees[3]	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.25%	0.18%	0.17%
Total annual fund operating expenses	0.95%	1.63%	0.62%
1 Purchases of Class A shares at net asset value for accounts with $250,000 or more on which a finder’s fee has been paid by the Fund’s distributor are subject to a one-year contingent deferred sales charge of 0.50%.
2 The contingent deferred sales charge decreases over time.
3 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year; and

•	the Fund’s operating expenses remain the same;
Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$369	$569	$786	$1,409
Class C
Expenses assuming redemption	$266	$514	$887	$1,933
Expenses assuming no redemption	$166	$514	$887	$1,933
Class Y	$63	$199	$346	$774
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 206% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund typically invests at least 65% of its net assets in investment grade, U.S. dollar-denominated debt securities, as assessed at the time of purchase. A debt security is considered investment grade when assigned a credit quality rating of BBB- or higher by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”), including Moody’s Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.
The Fund invests principally in bonds issued by U.S. corporations, the U.S. Government or its agencies, and U.S. government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund also may invest in trust preferred securities, taxable municipal securities, leveraged loans and asset-backed securities (“ABS”), including commercial mortgage-backed securities.
The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments

6 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

may include securities such as collateralized mortgage obligations (“CMOs”) and ABS.
The Fund may invest up to 35% of its net assets in below-investment grade, high-yield debt securities (commonly known as “junk bonds”), including distressed securities that are in default. A debt security is considered below investment grade when assigned a credit quality rating below BBB- by Standard & Poor’s or an equivalent rating by another NRSRO, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.
The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts (“ADRs”).
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
Under normal circumstances, the Fund’s average portfolio duration will range from one to three years.
The Fund uses an active trading strategy, seeking relative value to earn incremental income.
The Fund uses a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts to manage the duration of the Fund and hedge interest rate risk.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-Diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single bond may have greater impact on the Fund than on a diversified fund.
Bond Market Risk. The market prices of bonds held by the Fund may fall.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.
Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by GSEs such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.
Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities, such as credit risk discussed above. The loans in which the Fund will invest are expected to be below-investment-grade quality and to bear interest at a floating rate that resets periodically. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Leveraged loans are usually more credit sensitive than investment-grade securities.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Portfolio Duration Risk. Duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed-income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Illiquid securities also may be difficult to value.

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 7

Junk Bond Risk. Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
Defaulted Bonds Risk. For bonds in default (those rated “D” by Standard & Poor’s or the equivalent by another NRSRO), there is a significant risk that these bonds will not achieve their original value.
Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the Advisor. When the Fund purchases unrated securities, it will depend on the Advisor’s analysis of credit risk without the assessment of an NRSRO.
Taxable Municipal Bond Risk. Taxable municipal bonds are subject to credit risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.
Trust Preferred Securities Risk. Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.
Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Performance results for Class Y shares prior to February 29, 2008 (the Class Y shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share

8 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

performance because Class Y has lower class-specific expenses than Class A.
The return for each of the Fund’s other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.
Calendar Year Total Returns for Class A at NAV

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/09	5.03%
Worst Quarter (of periods shown)	12/31/08	-1.60%
The average total return table shows the Fund’s returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Average Annual Total Returns (as of 12/31/15) (with maximum sales charge deducted, if any)	1 Year	5 Years	10 Years
Class A:
Return before taxes	-2.49%	1.10%	3.07%
Return after taxes on distributions	-3.25%	0.22%	1.83%
Return after taxes on distributions and sale of Fund shares	-1.41%	0.53%	1.92%
Class C	-1.55%	0.91%	2.58%
Class Y	0.45%	1.96%	3.58%
Barclays 1-5 Year U.S. Credit Index (reflects no deduction for fees, expenses or taxes)	1.06%	2.55%	4.07%
Lipper Short Investment Grade Debt Funds Avg. (reflects no deduction for taxes)	0.24%	1.33%	2.52%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since January 2013
Matthew Duch	Vice President, Portfolio Manager	Since August 2009
Mauricio Agudelo	Portfolio Manager	Since January 2011
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after the receipt of your request in good order.

Minimum Investments
Account Type	Initial	Subsequent
Regular Accounts	$2,000	$250
IRA Accounts	$1,000	$250
For automatic investment plans, the minimum initial investment requirements are waived if you establish a $100 monthly investment plan. For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.
The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.
Class A and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 9

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Class Y Shares. Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation. For additional information, call 800-368-2746.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

10 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

FUND SUMMARY

CALVERT LONG-TERM INCOME FUND
Class (Ticker):	A (CLDAX)
INVESTMENT OBJECTIVE
The Fund seeks to maximize income, to the extent consistent with preservation of capital, through investments in longer-dated securities.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 47 and “Reduced Sales Charges” on page 50 of this Prospectus, and under “Method of Distribution” on page 40 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
Class A
Maximum sales charge (load) on purchases (as a % of offering price)	3.75%
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None[1]

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Class A
Management fees[2]	0.52%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.36%
Total annual fund operating expenses	1.13%
1 Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid by the Fund’s distributor are subject to a one-year contingent deferred sales charge of 0.80%.
2 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year; and

•	the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$486	$721	$974	$1,698
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 290% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund typically invests at least 65% of its net assets in investment grade, U.S. dollar-denominated debt securities, as assessed at the time of purchase. A debt security is considered investment grade when assigned a credit quality rating of BBB- or higher by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”), including Moody’s Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.
The Fund invests principally in bonds issued by U.S. corporations, the U.S. Government or its agencies, and U.S. government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund also may invest in trust preferred securities, taxable municipal securities, leveraged loans and asset-backed securities (“ABS”), including commercial mortgage-backed securities.
The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include securities such as collateralized mortgage obligations (“CMOs”) and ABS.
The Fund may invest up to 35% of its net assets in below-investment grade, high-yield debt securities (commonly known as “junk bonds”), including distressed securities that are in default. A debt security is considered below investment grade when assigned a credit quality rating below BBB- by Standard & Poor’s or an equivalent rating by another NRSRO, or if

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 11

unrated, considered to be of comparable credit quality by the Fund’s Advisor.
The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts (“ADRs”).
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
Under normal circumstances, the Fund will have a dollar-weighted average portfolio maturity of ten years or more.
The Fund uses an active trading strategy, seeking relative value to earn incremental income.
The Fund uses a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts to manage the duration of the Fund and hedge interest rate risk.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-Diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single bond may have greater impact on the Fund than on a diversified fund.
Bond Market Risk. The market prices of bonds held by the Fund may fall.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.

Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by GSEs such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.
Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities, such as credit risk discussed above. The loans in which the Fund will invest are expected to be below-investment-grade quality and to bear interest at a floating rate that resets periodically. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Leveraged loans are usually more credit sensitive than investment-grade securities.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Portfolio Maturity Risk. Average weighted portfolio maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers. The average portfolio maturity is weighted according to the dollar amounts invested in the various securities held by a fund. In general, the longer a fund’s average weighted portfolio maturity, the more its share price will fluctuate in response to changing interest rates.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed-income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Illiquid securities also may be difficult to value.
Junk Bond Risk. Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and

12 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
Defaulted Bonds Risk. For bonds in default (those rated “D” by Standard & Poor’s or the equivalent by another NRSRO), there is a significant risk that these bonds will not achieve their original value.
Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the Advisor. When the Fund purchases unrated securities, it will depend on the Advisor’s analysis of credit risk without the assessment of an NRSRO.
Taxable Municipal Bond Risk. Taxable municipal bonds are subject to credit risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.
Trust Preferred Securities Risk. Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.
Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Futures Contracts Risk.The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 13

Calendar Year Total Returns for Class A at NAV

	Quarter Ended	Total Return
Best Quarter (of periods shown)	9/30/09	8.33%
Worst Quarter (of periods shown)	6/30/15	-6.81%
The average total return table shows the Fund’s returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns (as of 12/31/15) (with maximum sales charge deducted, if any)	1 Year	5 Years	10 Years
Class A:
Return before taxes	-7.52%	4.29%	6.75%
Return after taxes on distributions	-8.61%	2.22%	4.49%
Return after taxes on distributions and sale of Fund shares	-4.26%	2.60%	4.45%
Barclays Long U.S. Credit Index (reflects no deduction for fees, expenses or taxes)	-4.56%	6.49%	6.19%
Lipper BBB-Rated Corporate Debt Funds Avg. (reflects no deduction for taxes)	-1.71%	4.11%	4.91%

PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since January 2013
Matthew Duch	Vice President, Portfolio Manager	Since September 2011
Mauricio Agudelo	Portfolio Manager	Since January 2011
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order.

Minimum Investments
Account Type	Initial	Subsequent
Regular Accounts	$2,000	$250
IRA Accounts	$1,000	$250
For automatic investment plans, the minimum initial investment requirements are waived if you establish a $100 monthly investment plan. For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.
The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.
Class A Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

14 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 15

FUND SUMMARY

CALVERT ULTRA-SHORT INCOME FUND
Class (Ticker):	A (CULAX)	Y (CULYX)
INVESTMENT OBJECTIVE
The Fund seeks to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income-producing securities.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 47 and “Reduced Sales Charges” on page 50 of this Prospectus, and under “Method of Distribution” on page 40 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class Y
Maximum sales charge (load) on purchases (as a % of offering price)	1.25%	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None[1]	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class Y
Management fees[2]	0.42%	0.42%
Distribution and service (12b-1) fees	0.25%	None
Other expenses	0.20%	0.14%
Total annual fund operating expenses	0.87%	0.56%
1 Purchases of Class A shares at net asset value for accounts with $250,000 or more on which a finder’s fee has been paid by the Fund’s distributor are subject to a one-year contingent deferred sales charge of 0.15%.
2 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year; and

•	the Fund’s operating expenses remain the same;

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$213	$399	$601	$1,184
Class Y	$57	$179	$313	$701
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a portfolio of floating-rate securities (e.g., corporate floating-rate securities) and securities with durations of less than or equal to one year. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.
The Fund typically invests at least 65% of its net assets in investment grade, U.S. dollar-denominated debt securities, as assessed at the time of purchase. A debt security is investment grade when assigned a credit quality rating of BBB- or higher by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or an equivalent rating by another nationally recognized statistical rating organization (‘‘NRSRO”), including Moody’s Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.
The Fund invests principally in bonds issued by U.S. corporations, the U.S. Government or its agencies, and U.S. government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund also may invest in trust preferred securities, taxable municipal securities, leveraged loans and asset-backed securities (“ABS”), including commercial mortgage-backed securities.
The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include securities such as collateralized mortgage obligations (“CMOs”) and ABS.

16 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

The Fund may invest up to 35% of its net assets in below-investment grade, high-yield debt securities (commonly known as “junk bonds”), including distressed securities that are in default. A debt security is below investment grade when assigned a credit quality rating below BBB- by Standard & Poor’s or an equivalent rating by another NRSRO, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.
The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts (“ADRs”).
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
Under normal circumstances, the Fund’s average portfolio duration will be less than one year.
The Fund uses an active trading strategy, seeking relative value to earn incremental income.
The Fund uses a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts to manage the duration of the Fund and hedge interest rate risk.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-Diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single bond may have greater impact on the Fund than on a diversified fund.
Bond Market Risk. The market prices of bonds held by the Fund may fall.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.
Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by GSEs such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.
Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities, such as credit risk discussed above. The loans in which the Fund will invest are expected to be below-investment-grade quality and to bear interest at a floating rate that resets periodically. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Leveraged loans are usually more credit sensitive than investment-grade securities.
Management Risk. The individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Because a significant portion of securities held by the Fund may have variable or floating interest rates, the amounts of the Fund’s monthly distributions to shareholders are expected to vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to shareholders will likewise decrease.
Portfolio Duration Risk. Duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Lag Risk for Interest Payments. There may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment for a floating-rate security, which could harm or benefit the Fund, depending on the circumstances. For example, a floating-rate security that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates. In a declining interest rate environment, however, the Fund would benefit from the lag

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 17

since the Fund would not immediately be impacted by a decline in interest rates.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed-income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Illiquid securities also may be difficult to value.
Junk Bond Risk. Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
Defaulted Bonds Risk. For bonds in default (rated “D” by Standard & Poor’s or the equivalent by another NRSRO), there is a significant risk that these bonds will not achieve their original value.
Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the Advisor. When the Fund purchases unrated securities, it will depend on the Advisor’s analysis of credit risk without the assessment of an NRSRO.
Taxable Municipal Bond Risk. Taxable municipal bonds are subject to credit risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.
Trust Preferred Securities Risk. Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.
Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some

18 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Performance results for Class Y shares prior to May 28, 2010 (the Class Y shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y has lower class-specific expenses than Class A.
The return for each of the Fund’s other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.
Calendar Year Total Returns for Class A at NAV

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/09	3.25%
Worst Quarter (of periods shown)	9/30/11	-0.78%
The average total return table shows the Fund’s returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns (as of 12/31/15) (with maximum sales charge deducted, if any)	1 Year	5 Years	Since Inception (10/31/06)
Class A:
Return before taxes	-1.07%	0.60%	2.33%
Return after taxes on distributions	-1.38%	0.19%	1.57%
Return after taxes on distributions and sale of Fund shares	-0.60%	0.30%	1.52%
Class Y	0.47%	1.07%	2.60%
Barclays 9-12 Months Short Treasury Index (reflects no deduction for fees, expenses or taxes)	0.20%	0.27%	1.51%
Lipper Ultra-Short Obligations Funds Avg. (reflects no deduction for taxes)	0.13%	0.66%	1.61%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since July 2012
Matthew Duch	Vice President, Portfolio Manager	Since September 2011
Mauricio Agudelo	Portfolio Manager	Since January 2011
Brian S. Ellis, CFA	Portfolio Manager	Since March 2015
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order.

Minimum Investments
Account Type	Initial	Subsequent
Regular Accounts	$2,000	$250
IRA Accounts	$1,000	$250
For automatic investment plans, the minimum initial investment requirements are waived if you establish a $100 monthly investment plan. For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.
The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.
Class A Shares. To buy shares, contact your financial professional or open an account by completing and signing an

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 19

application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Class Y Shares. Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation. For additional information, call 800-368-2746.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

20 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

FUND SUMMARY

CALVERT HIGH YIELD BOND FUND
Class (Ticker):	A (CYBAX)	C (CHBCX)	Y (CYBYX)
INVESTMENT OBJECTIVE
The Fund seeks high current income and capital appreciation, secondarily.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 47 and “Reduced Sales Charges” on page 50 of this Prospectus, and under “Method of Distribution” on page 40 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Y
Maximum sales charge (load) on purchases (as a % of offering price)	3.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees[3]	0.77%	0.77%	0.77%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.37%	0.58%	0.30%
Total annual fund operating expenses	1.39%	2.35%	1.07%
Less fee waiver and/or expense reimbursement[4]	(0.32)%	(0.53)%	(0.25)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.07%	1.82%	0.82%
1 Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid by the Fund’s distributor are subject to a one-year contingent deferred sales charge of 0.80%.
2 The contingent deferred sales charge decreases over time.
3 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
4 The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2017. Direct net operating expenses will not exceed 1.07% for Class A, 1.82% for Class C, and 0.82% for Class Y. Calvert has further agreed to contractually limit direct net annual fund operating expenses for Class Y to 3.00% through January 31, 2023. Only the Board of Trustees of the Fund may

terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders. The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through January 31, 2018.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$480	$766	$1,076	$1,953
Class C
Expenses assuming redemption	$285	$681	$1,205	$2,644
Expenses assuming no redemption	$185	$681	$1,205	$2,644
Class Y	$84	$313	$564	$1,281
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 198% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in high-yield, high-risk bonds, with varying maturities, including distressed securities that are in default. The Fund’s duration and maturity will be managed tactically based on the Advisor’s outlook for the fixed-income markets. For its investments, the Fund seeks to identify high yield bonds of companies that have the ability to make timely payments of principal and interest. Using fundamental credit analysis of companies, the Fund seeks to invest in companies

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 21

whose financial condition gives them greater value relative to other companies in the high-yield market, providing the further potential for capital appreciation. Consequently, capital appreciation is a secondary objective of the Fund. Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in high yield, high risk bonds, also known as “junk” bonds. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.
The Advisor will actively manage the Fund to take advantage of relative values of various sectors of the high yield market in order to seek high current income and secondarily, capital appreciation. The Fund will buy and sell securities based on its overall objective of achieving the highest possible total return.
The Fund also may invest in trust preferred securities, taxable municipal securities, leveraged loans and asset-backed securities (“ABS”), including commercial mortgage-backed securities. In addition, the Fund may invest in foreign debt securities.
The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include securities such as collateralized mortgage obligations (“CMOs”) and ABS.
Under certain market conditions, the Fund may opportunistically use a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts to manage the duration of the Fund and hedge interest rate risk.
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
When a corporation issues a bond, it generally submits the security to one or more nationally recognized statistical rating organizations (“NRSROs”) such as Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Ratings Services (“Standard & Poor’s”). These services evaluate the creditworthiness of the issuer and assign a rating, based on their evaluation of the issuer’s ability to repay the bond. Bonds with ratings below Baa3 (Moody’s) or BBB- (Standard & Poor’s) are considered below investment grade and are commonly referred to as junk bonds. Some bonds are not rated at all. The Advisor determines the comparable rating quality of bonds that are not rated.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-Diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single bond may have greater impact on the Fund than on a diversified fund.
Bond Market Risk. The market prices of bonds held by the Fund may fall.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed-income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Illiquid securities also may be difficult to value.
Junk Bond Risk. Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.
Mortgage-Backed Security Risk (Government-Sponsored Enterprises). Debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.

22 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities, such as credit risk discussed above. The loans in which the Fund will invest are expected to be below-investment-grade quality and to bear interest at a floating rate that resets periodically. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Leveraged loans are usually more credit sensitive than investment-grade securities.
Management Risk. The individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Portfolio Duration Risk. Duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Defaulted Bonds Risk. For bonds in default (rated “D” by Standard & Poor’s or the equivalent by another NRSRO), there is a significant risk that these bonds will not achieve their original value.
Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the Advisor. When the Fund purchases unrated securities, it will depend on the Advisor’s analysis of credit risk without the assessment of an NRSRO.
Taxable Municipal Bond Risk. Taxable municipal bonds are subject to credit risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.
Trust Preferred Securities Risk. Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 23

loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Pursuant to an Agreement and Plan of Reorganization, Class A shares of Calvert High Yield Bond Fund, a series of Summit Mutual Funds, Inc. (“SMF Calvert High Yield Bond Fund”), were reorganized into the Class A shares of an identical and newly created series of The Calvert Fund, Calvert High Yield Bond Fund, which commenced operations on September 18, 2009. The performance results prior to September 18, 2009, for Class A shares reflect the performance of SMF Calvert High Yield Bond Fund. In addition, performance results for Class A shares prior to February 1, 2007, the inception date for Class A shares of SMF Calvert High Yield Bond Fund, reflect the performance of Class I shares of SMF Calvert High Yield Bond Fund, adjusted for the 12b-1 distribution fees applicable to Class A.
Performance results for Class C shares prior to October 31, 2011 (the Class C shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class C share performance would have been lower than Class A share performance because Class C has higher class-specific expenses than Class A.
Performance results for Class Y shares prior to July 29, 2011 (the Class Y shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y has lower class-specific expenses than Class A.
The return for each of the Fund’s other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class.
The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.

Calendar Year Total Returns for Class A at NAV

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/09	10.92%
Worst Quarter (of periods shown)	12/31/08	-14.17%
The average total return table shows the Fund’s returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns (as of 12/31/15) (with maximum sales charge deducted, if any)	1 Year	5 Years	10 Years
Class A:
Return before taxes	-6.11%	3.93%	5.32%
Return after taxes on distributions	-8.15%	1.39%	2.84%
Return after taxes on distributions and sale of Fund shares	-3.48%	1.99%	3.10%
Class C	-4.36%	3.86%	5.28%
Class Y	-2.16%	4.98%	5.85%
BofA Merrill Lynch High Yield Master II Index (reflects no deduction for fees, expenses or taxes)	-4.64%	4.84%	6.81%
Lipper High Yield Funds Avg. (reflects no deduction for taxes)	-4.09%	4.08%	5.58%

24 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since January 2013
Matthew Duch	Vice President, Portfolio Manager	Since March 2010
Mauricio Agudelo	Portfolio Manager	Since November 2015
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order.

Minimum Investments
Account Type	Initial	Subsequent
Regular Accounts	$2,000	$250
IRA Accounts	$1,000	$250
For automatic investment plans, the minimum initial investment requirements are waived if you establish a $100 monthly investment plan. For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.
The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.
Class A and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Class Y Shares. Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation. For additional information, call 800-368-2746.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 25

FUND SUMMARY

CALVERT BOND PORTFOLIO
Class (Ticker):	A (CSIBX)	C (CSBCX)	Y (CSIYX)
INVESTMENT OBJECTIVE
The Fund seeks to provide as high a level of current income as is consistent with preservation of capital through investment in bonds and other debt securities.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 47 and “Reduced Sales Charges” on page 50 of this Prospectus, and under “Method of Distribution” on page 43 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Y
Maximum sales charge (load) on purchases (as a % of offering price)	3.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees[3]	0.47%	0.47%	0.47%
Distribution and service (12b-1) fees	0.20%	1.00%	None
Other expenses	0.22%	0.26%	0.15%
Total annual fund operating expenses	0.89%	1.73%	0.62%
1 Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid by the Fund’s distributor are subject to a one-year contingent deferred sales charge of 0.80%.
2 The contingent deferred sales charge decreases over time.
3 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year; and

•	the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$462	$648	$850	$1,430
Class C
Expenses assuming redemption	$276	$545	$939	$2,041
Expenses assuming no redemption	$176	$545	$939	$2,041
Class Y	$63	$199	$346	$774
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 241% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in bonds. Bonds include debt securities of any maturity. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. At least 80% of the Fund’s net assets will be invested in investment grade debt securities. A debt security is considered investment grade when assigned a credit quality rating of BBB- or higher by Standard & Poor’s Rating Services (“Standard & Poor’s”) or an equivalent rating by another nationally recognized statistical rating organization (‘‘NRSRO”), including Moody’s Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.
The Fund invests principally in bonds issued by U.S. corporations, the U.S. Government or its agencies, and U.S. government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund also may invest in trust preferred securities, taxable municipal securities, leveraged loans and asset-backed securities (“ABS”), including commercial mortgage-backed securities.
The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments

26 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

may include securities such as collateralized mortgage obligations (“CMOs”) and ABS.
The Fund may invest up to 20% of its net assets in below-investment grade, high-yield debt securities (commonly known as “junk bonds”), including distressed securities that are in default. A debt security is considered below investment grade when assigned a credit quality rating below BBB- by Standard & Poor’s or an equivalent rating by another NRSRO, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.
The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts (“ADRs”).
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
The Fund uses an active trading strategy, seeking relative value to earn incremental income.
The Fund uses a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts to manage the duration of the Fund and hedge interest rate risk.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-Diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single bond may have greater impact on the Fund than on a diversified fund.
Bond Market Risk. The market prices of bonds held by the Fund may fall.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.
Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by GSEs such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.
Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities, such as credit risk discussed above. The loans in which the Fund will invest are expected to be below-investment-grade quality and to bear interest at a floating rate that resets periodically. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Leveraged loans are usually more credit sensitive than investment-grade securities.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Portfolio Duration Risk. Duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed-income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Illiquid securities also may be difficult to value.
Junk Bond Risk. Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 27

speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
Defaulted Bonds Risk. For bonds in default (those rated “D” by Standard & Poor’s or the equivalent by another NRSRO), there is a significant risk that these bonds will not achieve their original value.
Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the Advisor. When the Fund purchases unrated securities, it will depend on the Advisor’s analysis of credit risk without the assessment of an NRSRO.
Taxable Municipal Bond Risk. Taxable municipal bonds are subject to credit risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.
Trust Preferred Securities Risk. Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.
Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S.

dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time with that of its current benchmark, its former benchmark and a performance average of similar mutual funds. The Fund changed its benchmark from the Barclays U.S. Credit Index to the Barclays U.S. Aggregate Bond Index because the Advisor believes that the Barclays U.S. Aggregate Bond Index is more representative of the investment approach used to manage the Fund and better reflects the universe of securities in which the Fund invests. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

28 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

Performance results for Class Y shares prior to October 31, 2008 (the Class Y shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y has lower class-specific expenses than Class A.
The return for each of the Fund’s other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.
Calendar Year Total Returns for Class A at NAV

	Quarter Ended	Total Return
Best Quarter (of periods shown)	9/30/09	5.58%
Worst Quarter (of periods shown)	12/31/08	-3.66%
The average total return table shows the Fund’s returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Average Annual Total Returns (as of 12/31/15) (with maximum sales charge deducted, if any)	1 Year	5 Years	10 Years
Class A:
Return before taxes	-3.76%	2.49%	3.47%
Return after taxes on distributions	-4.76%	1.30%	2.05%
Return after taxes on distributions and sale of Fund shares	-2.13%	1.42%	2.14%
Class C	-1.83%	2.44%	3.03%
Class Y	0.33%	3.57%	4.07%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	4.51%
Barclays U.S. Credit Index (reflects no deduction for fees, expenses or taxes)	-0.77%	4.38%	5.18%
Lipper A Rated Corporate Debt Funds Average (reflects no deduction for taxes)	-0.92%	3.91%	4.41%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since January 2013
Matthew Duch	Vice President, Portfolio Manager	Since January 2011
Mauricio Agudelo	Portfolio Manager	Since November 2015
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order.

Minimum Investments
Account Type	Initial	Subsequent
Regular Accounts	$2,000	$250
IRA Accounts	$1,000	$250
For automatic investment plans, the minimum initial investment requirements are waived if you establish a $100 monthly investment plan. For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.
The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 29

Class A and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Class Y Shares. Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation. For additional information, call 800-368-2746.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

30 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

FUND SUMMARY

CALVERT GREEN BOND FUND
Class (Ticker):	A (CGAFX)	Y (CGYFX)
INVESTMENT OBJECTIVE
The Fund seeks to maximize income, to the extent consistent with preservation of capital, primarily through investment in bonds.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page 47 and “Reduced Sales Charges” on page 50 of this Prospectus, and under “Method of Distribution” on page 45 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A	Class Y
Maximum sales charge (load) on purchases (as a % of offering price)	3.75%	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)	None[1]	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class Y
Management fees[2]	0.42%	0.42%
Distribution and service (12b-1) fees	0.25%	None
Other expenses	0.49%	0.60%
Total annual fund operating expenses	1.16%	1.02%
Less fee waiver and/or expense reimbursement[3]	(0.28)%	(0.39)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.88%	0.63%
1 Purchases of Class A shares at net asset value for accounts with $1,000,000 or more on which a finder’s fee has been paid by the Fund’s distributor are subject to a one-year contingent deferred sales charge of 0.80%.
2 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
3 The investment advisor has agreed to contractually limit direct net annual fund operating expenses for Class A and Class Y through January 31, 2017. Direct net operating expenses will not exceed 0.88% for Class A and 0.63% for Class Y. Calvert has further agreed to contractually limit direct net annual fund operating expenses for Class Y to 3.00% through January 31, 2025. Only the Board of Directors of the Fund may terminate the Fund’s expense cap before the contractual period expires, upon 60 days’ prior notice to shareholders.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$461	$703	$963	$1,707
Class Y	$64	$286	$525	$1,212
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year (which was an eleven-month period), the Fund’s portfolio turnover rate was 444% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in “green” bonds. Bonds include debt securities of any maturity. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund typically invests at least 65% of its net assets in investment grade, U.S. dollar-denominated debt securities, as assessed at the time of purchase. A debt security is considered investment grade when assigned a credit quality rating of BBB- or higher by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or an equivalent rating by another nationally recognized statistical rating organization (‘‘NRSRO”), including Moody’s Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.
The Fund primarily invests in a broad range of fixed-income securities, including, but not limited to, corporate bonds, project bonds, U.S. government securities, taxable municipal securities

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 31

and mortgage-backed or other asset backed-securities (“ABS”), including commercial mortgage-backed securities. The Fund may also invest in below-investment grade, high-yield debt securities (commonly known as “junk bonds”), including distressed securities that are in default. The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include securities such as collateralized mortgage obligations (“CMOs”) and ABS.
The Fund seeks to invest primarily in “green” investments. The Fund defines “green” investments to include securities of companies that develop or provide products or services that seek to provide environmental solutions and/or support efforts to reduce their own environmental footprint; bonds that support environmental projects; structured securities that are collateralized by assets supporting environmental themes; and securities that, in the opinion of the Fund’s Advisor, have no more than a negligible direct environmental impact, which may include securities issued by the U.S. government or its agencies, and U.S. government-sponsored entities.
The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts (“ADRs”).
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund..
The Fund uses an active trading strategy, seeking relative value to earn incremental income.
The Fund uses a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts to manage the duration of the Fund and hedge interest rate risk.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-Diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single bond may have greater impact on the Fund than on a diversified fund.
“Green” Investing Risk. Investing primarily in green investments carries the risk that, under certain market conditions, the Fund may underperform funds that invest in a broader array of investments. In addition, some green investments may be dependent on government tax incentives and subsidies, and on political support for certain environmental technologies and companies. The green sector may also have challenges such as a limited number of issuers and liquidity in the market, including a robust secondary market.
Bond Market Risk. The market prices of bonds held by the Fund may fall.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.
Mortgage-Backed Security Risk (Government-Sponsored Enterprises).   Debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Portfolio Duration Risk. Duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed-income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal,

32 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

causing increased supply in the market due to selling activity. Illiquid securities also may be difficult to value.
Junk Bond Risk. Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
Defaulted Bonds Risk. For bonds in default (those rated “D” by Standard & Poor’s or the equivalent by another NRSRO), there is a significant risk that these bonds will not achieve their original value.
Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the Advisor. When the Fund purchases unrated securities, it will depend on the Advisor’s analysis of credit risk without the assessment of an NRSRO.
Taxable Municipal Bond Risk. Taxable municipal bonds are subject to credit risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.
Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
The return for each of the Fund’s other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 33

Calendar Year Total Returns for Class A at NAV

	Quarter Ended	Total Return
Best Quarter (of periods shown)	3/31/15	1.68%
Worst Quarter (of periods shown)	6/30/15	-1.94%
The average total return table shows the Fund’s returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

Average Annual Total Returns (as of 12/31/15) (with maximum sales charge deducted, if any)	1 Year	Since Inception (10/31/13)
Class A:
Return before taxes	-3.98%	-0.11%
Return after taxes on distributions	-4.66%	-0.87%
Return after taxes on distributions and sale of Fund shares	-2.25%	-0.43%
Class Y	(0.02)%	1.93%
Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	0.55%	2.53%
Lipper Corporate Debt A Rated Funds Average (reflects no deduction for taxes)	0.92%	2.62%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since October 2013
Matthew Duch	Vice President, Portfolio Manager	Since November 2015
Mauricio Agudelo	Portfolio Manager	Since October 2013
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order.

Minimum Investments
Account Type	Initial	Subsequent
Regular Accounts	$2,000	$250
IRA Accounts	$1,000	$250
For automatic investment plans, the minimum initial investment requirements are waived if you establish a $100 monthly investment plan. For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.
The Fund may waive investment minimums and applicable service fees for certain investors, including certain retirement plans.
Class A Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514
To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

34 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

Class Y Shares. Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation. For additional information, call 800-368-2746.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 35

MORE INFORMATION ON FEES AND EXPENSES
Contingent Deferred Sales Charge
Subject to certain exceptions, the contingent deferred sales charge (“CDSC”) imposed on the proceeds of Class C shares of a Fund redeemed within certain time periods after purchase is a percentage of the net asset value at the time of purchase or redemption, whichever is less.
For Class C shares, a 1.00% CDSC is imposed on shares sold within one year. There is no charge on redemptions of Class C shares held for more than one year.
See “How to Buy Shares/Choosing a Share Class/Class C” in this Prospectus.
Management Fee
Management fees include the advisory fee paid by the Fund to the Advisor and the administrative fee paid by the Fund to Calvert Investment Administrative Services, Inc., an affiliate of the Advisor.
With respect to the amount of each Fund’s advisory fee, see “Advisory Fees” in this Prospectus.
The administrative fees (as a percentage of a Fund’s net assets) paid for each Fund for the most recent fiscal year are as follows.

Fund	Administrative Fee[1]
Calvert Income Fund	0.30%
Calvert Short Duration Income Fund	0.30%
Calvert Long-Term Income Fund	0.275%
Calvert Ultra-Short Income Fund	0.25%
Calvert High Yield Bond Fund	0.10%
Calvert Bond Portfolio	0.30%
Calvert Green Bond Fund	0.20%
1 Commencing February 1, 2016, the administrative fee for each share class of each fund listed above is 0.12%. Calvert has agreed to contractually waive 0.02% (2 basis points) of the administrative fee for Calvert High Yield Bond Fund through January 31, 2018.
Distribution and Service Fees
The following table shows the maximum annual amount of distribution and service fees payable under each Fund’s distribution plan for Class A shares and the amount of the Fund’s distribution and service fees authorized by the Fund’s Board of Trustees/Directors for the current fiscal year. Fees payable under the distribution plan may be increased to the maximum amount, where applicable, only after approval of the Board of Trustees/Directors.

Fund	Maximum Amount Payable (Class A)	Amount Authorized
Calvert Income Fund	0.50%	0.25%
Calvert Short Duration Income Fund	0.50%	0.25%
Calvert Long-Term Income Fund	0.50%	0.25%
Calvert Ultra-Short Income Fund	0.50%	0.25%
Calvert High Yield Bond Fund	0.25%	0.25%
Calvert Bond Portfolio	0.35%	0.20%
Calvert Green Bond Fund	0.50%	0.25%
Other Expenses
“Other expenses” include custodial, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the Advisor) that provide recordkeeping and other administrative services. The amount paid to third parties for subtransfer agent/recordkeeping services varies depending on the share class and services provided, but the Fund will not pay more than 0.11% of its average net assets attributable to any such third-party service provider.

36 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

Contractual Fee Waivers and/or Expense Reimbursements
Calvert has agreed to contractually limit the direct net annual fund operating expenses in each Fund to the amounts listed in the table below through January 31, 2017. Only the Board of Trustees/Directors of the Fund may terminate an expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.

Fund	Class A	Class C	Class Y
Calvert Income Fund	—	—	1.09%
Calvert Short Duration Income Fund	1.08%	—	0.95%
Calvert Long-Term Income Fund	1.25%	N/A	N/A
Calvert Ultra-Short Income Fund	0.89%	N/A	0.84%
Calvert High Yield Bond Fund	1.07%	1.82%	0.82%
Calvert Bond Portfolio	—	—	0.64%
Calvert Green Bond Fund	0.88%	N/A	0.63%
Where Calvert has contractually agreed to a fee waiver and/or expense reimbursement, the Example in the respective Fund Summary reflects the expense limits set forth in the fee table but only through the contractual date. Under the terms of the contractual expense limitation, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. No Fund expects to incur a material amount of interest expense in the fiscal year.
In addition to the expense limitations set forth in the table above, Calvert has also agreed to contractually limit direct net operating expenses to 3.00% for Class Y shares of Calvert Bond Fund through January 31, 2021, 3.00% for Class Y shares of Calvert High Yield Bond Fund through January 31, 2023, and to 3.00% for Class Y shares of Calvert Green Bond Fund through January 31, 2025. Only the Board of Trustees/Directors of the Fund may terminate an expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.
See “Investment Advisor” in the respective Fund’s SAI for more information.
Example
The Example in the respective Fund Summary for each Fund also assumes that you reinvest all dividends and distributions.
MORE INFORMATION ON INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS
Investment Objective
The investment objective of each Fund may be changed by the Fund’s Board of Trustees/Directors without shareholder approval.
Principal Investment Strategies for Calvert Income Fund, Calvert Short Duration Income Fund, Calvert Long-Term Income Fund, Calvert Ultra-Short Income Fund, Calvert Bond Portfolio and Calvert Green Bond Fund
With a change in rating of a debt security, the Advisor will review the security’s fundamentals with the credit research team and determine its position on the security, given its fundamental outlook for the security and the price at which the security then trades. This is consistent with the Advisor’s relative value approach to investing in all securities. A downgrade/upgrade in a security’s credit quality rating is not an automatic signal to sell/buy that security.
The Funds’ investments may have all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Each Fund will invest in instruments with principal payments that are both fixed and variable.
The sell discipline is one that seeks to maximize relative value by liquidating securities that have outperformed comparable investments, swapping them for cheaper securities with more upside potential and by reducing portfolio risk by selling securities that, in the Advisor’s opinion, have weakened, when considering credit risk and the overall economic outlook.
Principal Investment Strategies for Calvert High Yield Bond Fund
The Advisor will actively manage the Fund to take advantage of relative values of various sectors of the high yield market in order to seek high current income and secondarily, capital appreciation. Among the factors that are important in the Advisor’s securities selection are credit fundamentals and technical trading factors. The Advisor researches the bonds it purchases to make its own determination of the issuer’s creditworthiness and underlying strength. By using this strategy, the Advisor seeks to outperform the high yield bond market as a whole by choosing individual securities that may be overlooked by other investors, or bonds that are likely to improve in credit quality.
The Advisor makes a decision to sell a portfolio security held by the Fund when (1) the security has appreciated in value due to market conditions and the issuing company’s financial condition; (2) the issuing company’s financial position indicates the company will not

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 37

perform well and the price of the security could fall; or (3) the Advisor identifies another security that is potentially more valuable for current income or capital appreciation compared to securities held by the Fund.
Brief Discussion About Maturity and Duration
A bond's maturity is the length of time until the principal must be paid back. For example, a 10-year bond will earn interest for 10 years from the date it is purchased. At the end of that time period, the bond's principal is repaid to the owner of the bond and interest payments cease.
Average weighted portfolio maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers. The average portfolio maturity is weighted according to the dollar amounts invested in the various securities by the fund. In general, the longer a fund's average weighted portfolio maturity, the more its share price will fluctuate in response to changing interest rates.
Bonds with longer maturities tend to carry higher repayment risk than bonds with shorter maturities. This is one reason why longer-maturity bonds typically pay higher interest rates than shorter-maturity bonds. Similarly, funds that invest in bonds with longer maturities are subject to higher repayment risk, but will typically pay higher dividends than funds that invest in bonds with shorter maturities.
Duration is a measure that estimates the sensitivity of a bond’s price relative to interest rate changes. Duration is often expressed as a period of time (i.e., 6 months, 1 year, etc.). In general, the longer a bond’s duration, the more volatility an investor should expect. The market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. Similarly, a fund with a 3-year average portfolio duration means the fund would be expected to increase in value by 3% if interest rates fell 1%.
Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Because different factors are considered when calculating maturity and duration, a bond’s duration is often shorter than its maturity and can at times be significantly shorter than the maturity. As interest rates decline, duration tends to increase.
Further Description of Investment Strategies and Techniques
A concise description of each Fund’s principal investment strategies and principal risks is provided under the respective Fund Summary for each Fund. On the following pages are further descriptions of these principal investment strategies and techniques, as well as certain non-principal investment strategies and techniques of the Funds, along with their associated risks. Each Fund has additional non-principal investment policies and restrictions, which are discussed under “Non-Principal Information on Investment Policies and Risks” in the respective Fund’s SAI. The “Glossary of Certain Investment Risks” provides more detailed information about the risks that are referred to in this section.
For certain investment strategies listed, the table below shows a Fund’s limitations as a percentage of either its net or total assets. Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund’s Annual or Semi-Annual reports. (Please see the pages this Prospectus following the table for descriptions of the investment strategies and the principal types of risks involved. Explanatory information about certain investment strategies of specific Funds is also provided below.)

38 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

	Calvert Income Fund	Calvert Short Duration Income Fund	Calvert Long-Term Income Fund	Calvert Ultra-Short Income Fund	Calvert High Yield Bond Fund	Calvert Bond Portfolio	Calvert Green Bond Fund
Investment Techniques
Active Trading Strategy/Turnover	µ	µ	µ	µ	µ	µ	µ
Temporary Defensive Positions	❑	❑	❑	❑	❑	❑	❑
Hedging Strategies	µ	µ	µ	µ	µ	µ	µ
Exchange-Traded Funds	❑	❑	❑	❑	❑	❑	❑
Securities Lending	❑	❑	❑	❑	❑	❑	❑
Repurchase Agreements	❑	❑	❑	❑	❑	❑	❑
Conventional Securities
Foreign securities	25N	25N	25N	25N	20N1	25N	25N
Investment grade bonds	µ	µ	µ	µ	❑	µ	µ
Below-investment grade, high-yield bonds	35N	35N	35N	35N	µ	35N5	35N5
Unrated debt securities	µ	µ	µ	µ	µ	µ	µ
Illiquid securities	15N	15N	15N	15N	15N	15N	15N
Asset-backed securities	µ	µ	µ	µ	10N	µ	µ
Mortgage-backed securities	µ	µ	µ	µ	10N	µ	µ
Leveraged Derivative Instruments
Currency contracts	❑	❑	❑	❑	❑	❑	❑
Options on securities and indices	❑	❑	❑	❑	5T2	5T4	❑
Futures contracts	5N3	5N3	5N3	5N3	5N3	5N3	5N3
1 Calvert High Yield Bond Fund may invest without limitation in securities (payable in U.S. Dollars) of foreign issuers and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The Fund may invest up to 20% of its net assets in non-U.S. dollar-denominated fixed income securities principally traded in financial markets outside of the United States.
2 Calvert High Yield Bond Fund may engage in certain limited options strategies as hedging techniques as it relates to options on futures contracts. These options strategies are limited to selling/writing call option contracts on futures contracts on such securities held by the Fund (covered calls). The Fund may purchase call option contracts to close out a position acquired through the sale of a call option. The Fund will only write options that are traded on a domestic exchange or board of trade.
The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund’s total assets.
3 Based on initial margin required to establish position.
4 Based on net premium payments.
5 Excludes any High Social Impact Investments.
Key to Table

µ	Portfolio currently uses as a principal investment strategy

❑	Permitted, but not a principal investment strategy

xN	Allowed up to x% of Portfolio’s net assets

xT	Allowed up to x% of Portfolio’s total assets

NA	Not applicable to this Fund

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 39

Description of Investment Strategies and Associated Risks
The investment strategies listed in the table above are described below, and the principal types of risk involved with each strategy are listed. See the “Glossary of Certain Investment Risks” for definitions of these risk types.

Investment Techniques and Associated Risks

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a Fund to have higher portfolio turnover compared to other funds, exceeding 100%, and may translate to higher transaction costs, such as commissions and custodian and settlement fees, and lower returns. Because this strategy may cause the Fund to have a relatively high amount of short-term capital gains, which generally are taxable at the ordinary income tax rate, it may increase an investor’s tax liability.
Risks: Opportunity, Market and Transaction

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by holding cash and investing in cash equivalents. During times of any temporary defensive position, a Fund may not be able to achieve its investment objective.
Risks: Opportunity

Securities Lending.  The Fund may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
Risks: Credit and Market

Hedging Strategies. The hedging technique of purchasing and selling U.S. Treasury securities and related futures contracts may be used for the limited purpose of managing duration and hedging interest rate risk.
Risks: Correlation and Opportunity

Exchange-Traded Funds (“ETFs”) are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) but whose underlying assets are stocks selected to track a particular index. A Fund may invest in ETFs to gain broad market or sector exposure or when the Advisor believes share prices of ETFs offer attractive value.
Risks: Correlation and Market

Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price.
Risks: Credit and Market

Conventional Securities and Associated Risks

Foreign securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated.
Risks: Market, Currency, Transaction, Liquidity, Information and Political

Investment grade bonds. Bonds rated BBB-/Baa3 or higher in credit quality by Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service (“Moody’s”), or assigned an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”), including Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor or Subadvisor.
Risks: Interest Rate, Duration, Market and Credit

Below-investment grade, high-yield bonds. Bonds rated below BBB-/Baa3 by S&P or Moody’s, or assigned an equivalent rating by an NRSRO, or unrated bonds determined by the Fund’s Advisor to be of comparable credit quality are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Junk bonds generally offer higher interest payments because the company that issues the bond is at greater risk of default (failure to repay the bond). This may be because the issuer is small or new to the market, has financial difficulties, or has a greater amount of debt.
Risks: Credit, Market, Interest Rate, Duration, Liquidity and Information

Unrated debt securities. Bonds that have not been rated by an NRSRO; the Advisor has determined the credit quality based on its own research.	Risks: Credit, Market, Interest Rate, Duration, Liquidity and Information

Illiquid securities. Securities which cannot be readily sold because there is no active market. High Social Impact Investments are illiquid.	Risks: Liquidity, Market and Transaction

40 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

Asset-backed securities. Securities backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality.
Risks: Credit, Interest Rate and Liquidity

Mortgage-backed securities. Securities backed by pools of mortgages, including senior classes of collateralized mortgage obligations (“CMOs”).	Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate

Leveraged Derivative Instruments and Associated Risks
Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.	Risks: Currency, Leverage, Correlation, Liquidity and Opportunity

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within or at a specified time. In the case of writing options, a Fund will write call options only if it already owns the security (if it is “covered”). A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price.
Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit, Opportunity and Regulatory

Futures contracts. Agreements to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date.	Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Opportunity and Regulatory
Explanation of Investment Strategies Used by Certain Funds

All Funds
Securities Issued by Government-Sponsored Enterprises. The Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are government-sponsored enterprises (“GSEs”) that issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. In 2008, the FNMA and FHLMC were placed into conservatorship and are currently operated by the Federal Housing Finance Agency.
CMO and ABS. The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include securities such as collateralized mortgage obligations (“CMOs”) and structured asset-backed securities (“ABS”). The holder of an interest in a CMO or ABS is entitled to receive specified cash flows from a pool of underlying assets. Depending upon the CMO or structured ABS class purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay CMO or structured ABS classes with a lower priority of payment or, alternatively, the holder may be paid only after the cash flow has been used to pay CMO or structured ABS classes with a higher priority of payment.
Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. To the extent a Fund uses futures, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”) and therefore neither the Advisor nor the Fund anticipate being subject to registration or regulation as a commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the CEA as a result of the Fund’s activities. However, should the Advisor fail to use futures in accordance with Rule 4.5, then the Advisor would be subject to registration (if not already registered) and regulation in its capacity as the Fund’s CPO or CTA, and the Fund would be subject to regulation under the CEA. A Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 41

Repurchase Agreements. Repurchase agreements are arrangements under which a Fund buys a security, and the seller simultaneously agrees to repurchase that security at a mutually agreed upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase the security. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security may lose value before it can be sold.
Securities Lending. The Fund may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government as collateral. All incremental income generated from such activities will be accrued to the Fund. Unless market practice otherwise permits, the collateral for any such permissible securities lending activities will include cash or cash-equivalent collateral of at least (i) 100% for U.S. government securities (including securities issued by U.S. agencies and instrumentalities), sovereign debt issued by non-U.S. governments, and non-U.S. corporate debt securities, (ii) 102% for U.S. equity securities and U.S. corporate debt securities, and (iii) 105% for non-U.S. equity securities, which in each case, are marked to market on a daily basis. There is a risk that the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.
ADRs. American Depositary Receipts (“ADRs”) are certificates evidencing an ownership interest in shares issued by a foreign company that are held by a custodian bank in the company’s home country. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The Fund may invest in either sponsored or unsponsored ADRs.

All Funds except Calvert Green Bond Fund
Leveraged Loans. Leveraged loans are business loans made to borrowers that typically have interest rates that periodically adjust to a generally recognized base rate, such as the London Interbank Offered Rate or the prime rate as set by the Federal Reserve. Such loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. Leveraged loans, generally made by banks and other lending institutions, are made to corporations, partnerships or other entities. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. Leveraged loans typically are of below-investment-grade quality and, compared to investment grade loans, usually pay higher yields, and have higher volatility and higher risk of default on payments of interest or principal. The Fund may invest in leveraged loans by assignment from a lender, or it may invest indirectly through loan participation agreements. There may be a limited amount of public information about the loans in which the Fund invests. The Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to the loans in which the Fund invests.

All Funds except Calvert High Yield Bond Fund
U.S. Government Securities. U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. U.S. Government Securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. Certain issuers of U.S. government-related guarantors, including the FNMA and the FHLMC, are sponsored or chartered by Congress, but their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Government Securities include mortgage and other asset-backed securities.

PORTFOLIO HOLDINGS
Each Fund’s portfolio holdings are included in Semi-Annual and Annual Reports that are distributed to shareholders of the Fund. Each Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These filings are publicly available at the SEC.
A description of each Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available under “Portfolio Holdings Disclosure” in the respective Fund’s SAI.

42 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

ABOUT RESPONSIBLE INVESTING
Calvert Principles for Responsible Investment
We believe that most corporations deliver a net benefit to society, through their products and services, creation of jobs and the sum of their behaviors. As a responsible investor, Calvert seeks to invest in companies that provide positive leadership in the areas of their business operations and overall activities that are material to improving societal outcomes, including those that will affect future generations.
Calvert seeks to invest in companies that balance the needs of financial and non-financial stakeholders and demonstrate a commitment to the global commons as well as to the rights of individuals and communities.
Calvert’s passive indices seek to include companies based on the following Principles. Calvert's active investment strategies give priority to the Principles and seek superior risk adjusted financial returns relative to market benchmarks.
Our stewardship on behalf of our clients extends to active engagement with companies held in our portfolios consistent with our proxy voting guidelines.
Advance Environmental Sustainability and Resource Efficiency

•	Reduce the negative impact of business operations on the environment

•	Manage water scarcity and ensure efficient and equitable access to clean sources

•	Mitigate impact on all types of natural capital

•	Diminish climate-related risks and reduce their carbon emissions

•	Drive sustainability innovation and resource efficiency through business operations and products and services
Contribute to Equitable Societies and Respect Human Rights

•	Respect consumers by marketing products and services in a fair and ethical manner, maintaining integrity in customer relations and ensuring the security of sensitive consumer data

•	Respect human rights, respect culture and tradition in local communities and economies and respect Indigenous Peoples’ Rights

•	Promote diversity and gender equity across workplaces, marketplaces and communities

•	Demonstrate a commitment to employees by ensuring development, communication, appropriate economic opportunity and decent workplace standards

•	Save lives by guaranteeing product safety while promoting public health
Accountable Governance and Build Transparency

•	Provide responsible stewardship of capital in shareholders’ best interests

•	Exhibit accountable governance and develop effective boards that reflect expertise and diversity of perspective and provide oversight of sustainability risk and opportunity

•	Integrate environmental and social risks, impacts and performance in material financial disclosures in order to inform shareholders, benefit stakeholders and contribute to company strategy

•	Lift ethical standards in all operations, including in dealings with customers, regulators and business partners

•	Demonstrate transparency and accountability in addressing adverse events and controversies while minimizing risks and building trust
Calvert’s commitment to these Principles signifies continuing focus on companies with superior corporate responsibility and sustainability. The application of the Principles generally precludes investments in companies that:

•
Demonstrate poor environmental performance or compliance records, contribute significantly to local or global environmental problems, or include risks related to the operation of nuclear power facilities.

•	Are the subjects of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.

•
Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.

•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

•	Demonstrate poor corporate governance or engage in harmful or unethical business practices.

•	Manufacture tobacco products.

•	Have significant and direct involvement in the manufacture of alcoholic beverages or gambling operations.

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 43

•	Manufacture or sell firearms and/or ammunition.

•
Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the U.N. Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.

•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

•
Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

Investment Selection Process
In seeking to achieve a Fund’s investment objective, investments are selected for financial soundness and evaluated under the Calvert Principles for Responsible Investment (the “Calvert Principles”). A company is eligible for investment if the Advisor determines that it operates its business in a manner that is consistent with the Calvert Principles, the application of which is in the economic interest of the Fund and its shareholders.
An investment in a security may be made prior to the availability of the Advisor’s responsible investment decision with respect to the related company if, in the opinion of the Fund’s portfolio manager(s), the timing of the purchase is appropriate given market conditions. Factors that a portfolio manager may consider in making such an investment decision include, but are not limited to, (i) prevailing market prices, (ii) liquidity, (iii) bid-ask spreads, (iv) market color, and (v) the absence of exchange-traded markets for fixed-income securities, which can cause fixed-income securities to have limited windows of availability. Following any such investment in a security, the Advisor will evaluate the related company to determine if it operates its business in a manner that is consistent with the Calvert Principles. If the Advisor determines that the company does not operate its business in a manner that is consistent with the Calvert Principles, the security will be sold per Calvert’s procedures at a time that is in the best interests of the Fund’s shareholders.
The ETFs in which a Fund may invest will not be subject to any responsible investment analysis and will not be required to be consistent with the principles otherwise applicable to investments made by that Fund. In addition, the ETFs in which a Fund may invest may hold securities of companies or entities that the Fund could not invest in directly because such companies or entities do not operate their businesses in a manner that is consistent with the Calvert Principles. The principal purpose of investing in ETFs is not to make investments that are consistent with the Calvert Principles, but rather to help the Fund meet its investment objective by obtaining market exposure to securities in the Fund’s benchmark while enabling it to accommodate its need for periodic liquidity.
An investment held by a Fund does not constitute that Fund’s endorsement or validation of the related company, nor does the absence of a particular investment from a Fund’s portfolio necessarily indicate that the related company does not operate its business in a manner that is consistent with the Calvert Principles.
Investor Advocacy and Corporate Responsibility
As the Funds' Advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert uses strategic engagement and investor advocacy to encourage positive change in companies in virtually every industry, both to establish certain commitments and to encourage concrete progress. Calvert’s activities may include but are not limited to, direct dialogue with company management. Calvert may initiate dialogue with company management as part of its sustainability research process. After a Fund has become an investor, Calvert may continue its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management’s successes and challenges and presses for improvement on issues of concern. Because each Fund invests primarily in debt securities, it does not generally have standing to engage companies in all the ways that an investor in a company’s equity securities does. However, other Calvert funds may hold equity securities of companies whose debt securities are held by the Fund. In these circumstances Calvert may take additional actions on behalf of those funds including but not limited to, voting proxies and/or filing shareholder resolutions. These actions may complement engagement efforts Calvert may take on behalf of the Fund.
Sustainable and Socially Responsible Investment Criteria for Calvert Green Bond Fund
The Fund seeks to invest primarily in securities of corporate and non-corporate issuers focused on providing solutions to climate change and other environmental challenges. The Fund will seek to source and identify bonds focused on environmental sustainability challenges, including clean energy development and technology; water and waste management; and products and services that may reduce or improve their ecological impact. Bonds issued by corporate leaders in environmental sustainability are also considered for inclusion.
The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance (“ESG”) performance as they address sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to sustainability issues. Calvert also believes that managing risks and opportunities related to sustainability can contribute positively to company performance as well as to investment performance.

44 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

As a matter of practice, evaluation of a particular organization in the context of the Fund’s investment criteria will involve subjective judgment by Calvert, drawing on the Calvert’s longstanding commitment to sustainability. Investment criteria may be changed by the Board of Directors without shareholder approval.
Green investment criteria have been established for general purpose corporate bonds and project-specific bonds to review these bonds for inclusion in the Fund, as detailed below.
Corporate Issuers
A company must have at least half of its revenue derived from clean tech or an environmentally beneficial technology, product, or service. A company that does not meet the primary criteria of providing a green technology, product, or service may still be considered as “green” if it can be determined that it is an environmental sustainability leader within its industry. A company is an environmental sustainability leader when it demonstrates policies and programs that manage the environmental risks associated with its industrial processes and that address global environmental sustainability challenges such as pollution control, climate change, resource management, and ecosystem conservation.
Project Bonds
Bonds may meet green criteria if it can be determined that the capital is directed towards meeting green challenges such as the following:

•	clean energy development or technology;

•	smart growth and transit;

•	energy and fuel efficiency;

•	ecosystem and land conservation;

•	pollution prevention;

•	waste management; and

•	water resources management.
Such bonds may also pertain to green real estate and development projects. In addition, all project-related bonds are assessed for any serious adverse events or controversial issues that may outweigh the environmental benefit of the project.
Special Investment Programs
As part of Calvert’s and Fund shareholders’ ongoing commitment to providing and fostering innovative initiatives, Calvert Bond Portfolio and Calvert Green Bond Fund each may invest a small percentage of its assets through a special investment program that is a non-principal investment strategy pioneered by Calvert – High Social Impact Investments.
High Social Impact Investments
High Social Impact Investments is a program that targets up to 1% of a Fund’s net assets. High Social Impact Investments offer a rate of return below the then-prevailing market rate and present attractive opportunities for furthering the Fund’s sustainable and socially responsible investment criteria.
These investments may be either debt or equity investments. These types of investments are illiquid. High Social Impact debt investments are unrated and below-investment grade, and involve a greater risk of default or price decline than investment grade securities. The Funds believe that these investments have a significant sustainability and social responsibility return through their impact in our local communities.
Each Fund’s High Social Impact Investments are fair valued by a fair value team consisting of officers of the Fund and of the Fund’s Advisor, as determined in good faith under consistently applied valuation procedures adopted by the Fund’s Board and under the ultimate supervision of the Board. See “How Shares Are Priced” in this Prospectus. The Fund’s High Social Impact Investments can be made through direct investments, or placed through intermediaries, such as the Calvert Social Investment Foundation (as discussed below).
Pursuant to an exemptive order issued by the SEC, the Funds may invest those assets allocated for investment through the High Social Impact Investments program with the purchase of Community Investment Notes issued by the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from the Funds and Calvert Investments, Inc., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets in non-profit or not-for-profit community development organizations, community development banks, cooperatives and social enterprises that focus on low income housing, economic development, business development and other social and environmental considerations in urban and rural communities that may lead to a more just and sustainable society in the U.S. and around the globe.

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 45

MANAGEMENT OF FUND INVESTMENTS
About Calvert
Calvert Investment Management, Inc. (Calvert or the Advisor), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the investment advisor for the Funds. Calvert provides the Funds with investment supervision and management and office space, furnishes executive and other personnel to the Funds, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. As of December 31, 2015, Calvert was the investment advisor for 42 mutual fund portfolios and had over $12 billion in assets under management.
Portfolio Management
Additional information is provided below regarding each individual and/or member of a team who is employed by or associated with the Advisor of each Fund, and who is primarily (and jointly, as applicable) responsible for the day-to-day management of the Fund (each a “Portfolio Manager”). The respective Fund’s SAI provides additional information about each Portfolio Manager’s management of other accounts, compensation and ownership of securities in the Fund.
Calvert Investment Management, Inc.
See “About Calvert” above.
Vishal Khanduja, Matthew Duch, Mauricio Agudelo and Brian S. Ellis are jointly and primarily responsible for the day-to-day management of each Fund.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Vishal Khanduja, CFA
Mr. Khanduja is Vice President and Head of Taxable Fixed Income at Calvert and has been a member of the Calvert Taxable Fixed Income Team since July 2012. He also serves on the Calvert Fixed Income Strategy Committee. He previously worked at Columbia Management as Portfolio Manager – Global Rates and Currency Team (2009 - 2012).
Co-Portfolio Manager
Matthew Duch	Mr. Duch is Vice President at Calvert and has been a Portfolio Manager on the Calvert Taxable Fixed Income Team since 2006. He also serves on the Calvert Fixed Income Strategy Committee.	Co-Portfolio Manager
Mauricio Agudelo	Mr. Agudelo has been a member of the Calvert Taxable Fixed Income Team since 2004 (Portfolio Manager since 2009).	Co-Portfolio Manager
Brian S. Ellis, CFA
Mr. Ellis has been a member of the Calvert Taxable Fixed Income Team since May 2012 as Fixed Income Risk Analyst (Senior Fixed Income Risk Analyst from August 2013 to December 2014) and then Portfolio Manager in January 2015. He also serves on the Calvert Fixed Income Strategy Committee. Prior to May 2012, Mr. Ellis served at Calvert as a Business Analyst.
Co-Portfolio Manager
Advisory Fees
The table below shows the annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund’s average daily net assets. The advisory fee does not include administrative fees.

Fund	Advisory Fee
Calvert Income Fund	0.40%
Calvert Short Duration Income Fund	0.33%
Calvert Long-Term Income Fund	0.40%
Calvert Ultra-Short Income Fund	0.30%
Calvert High Yield Bond Fund	0.65%
Calvert Bond Portfolio	0.35%
Calvert Green Bond Fund	0.30%
A discussion regarding the basis for the approval by the Funds’ respective Board of Trustees/Directors of the investment advisory agreement and any applicable subadvisory agreement with respect to each Fund is available in the most recent Semi-Annual Report of the respective Fund covering the fiscal period that ends on March 31 each year.

46 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

SHAREHOLDER INFORMATION
For more information on buying and selling shares, please contact your financial professional or Calvert’s client services department at 800-368-2748.
How to Buy Shares
Getting Started – Before You Open an Account
You have a few decisions to make before you open an account in a mutual fund. First, decide which fund or funds best suits your needs and your goals.
Second, decide what kind of account you want to open. Calvert offers individual, joint, trust, Uniform Gifts/Transfers to Minor Accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, Qualified Profit-Sharing and Money Purchase Plans, SIMPLE IRAs, SEP-IRAs, and several other types of accounts.
Then, decide which Class of shares is best for you. You should make this decision carefully, based on:

•	the amount you wish to invest;

•	the length of time you plan to keep the investment;

•	the Class expenses; and

•	whether you qualify for any reduction or waiver of sales charges.
Each investor’s financial considerations are different. You should consult with your financial intermediary to discuss which Class of shares is best for you.
Choosing a Share Class
The following chart lists the different Classes of shares offered by each Fund and the Classes offered by the Fund in this prospectus. Class I ($1 million minimum) and Class R (Retirement) for certain Funds are offered in separate prospectuses. Calvert Investment Distributors, Inc. (“CID”) is the Funds’ distributor.

Fund	Classes Offered by Fund	Classes of Fund Offered in this Prospectus
Calvert Income Fund	Five classes (Class A, C, I, R and Y)	Class A, C and Y
Calvert Short Duration Income Fund	Four classes (Class A, C, I and Y)	Class A, C and Y
Calvert High Yield Bond Fund
Calvert Bond Portfolio
Calvert Ultra-Short Income Fund	Three classes (Class A, I and Y)	Class A and Y
Calvert Green Bond Fund
Calvert Long-Term Income Fund	Two classes (Class A and I)	Class A

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 47

This chart shows the difference in the Classes and the general types of investors who may be interested in each Class. The sales charge you pay may differ slightly from the sales charge rate shown below due to rounding calculations.

Class A Shares: Front-End Sales Charge
Investor Type	For all investors, particularly those investing $50,000 or more (which qualifies for a reduced sales charge), or who plan to hold the shares for a substantial period of time.

Initial Sales Charge
Sales charge on each purchase of 3.75% or less for Calvert Income, Calvert Long-Term Income, Calvert High Yield Bond, Calvert Bond and Calvert Green Bond; 2.75% or less for Calvert Short Duration Income; and 1.25% or less for Calvert Ultra-Short Income; depending on the amount you invest. Purchases of Class A shares for accounts with $1 million or more are not subject to front-end sales charges, but may be subject to a 0.80% contingent deferred sales charge on shares sold (redeemed) within one year of purchase (for Calvert Short Duration Income, 0.50% for accounts with $250,000 or more; for Calvert Ultra-Short Income, 0.15% for accounts with $250,000 or more). See “Contingent Deferred Sales Charge” below in this chart.

Contingent Deferred Sales Charge
None (except that an 0.80% contingent deferred sales charge may apply to certain redemptions for accounts with $1 million or more for which no sales charge was paid (for Calvert Short Duration Income, 0.50% for accounts with $250,000 or more; for Calvert Ultra-Short Income, 0.15% for accounts with $250,000 or more)).

Distribution and/or Service Fees	Class A shares have an annual 12b-1 fee of up to 0.50%.

Other	Class A shares have lower annual expenses than Class C due to a lower 12b-1 fee.

Class C Shares: Deferred Sales Charge for One Year
Investor Type	For investors who prefer not to pay a front-end sales charge and/or who are unsure of the length of their investment.

Initial Sales Charge	None

Contingent Deferred Sales Charge	If you sell shares within one year, then you will pay a deferred sales charge of 1.00% at that time.

Distribution and/or Service Fees	Class C shares have an annual 12b-1 fee of 1.00%.

Other	The expenses of this Class are higher than Class A because of the higher 12b-1 fee. There is no conversion to Class A.

Class Y Shares: No Sales Charge
Investor Type
Generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. A party must enter into an agreement with CID to offer Class Y shares to its clients.

Initial Sales Charge	None

Contingent Deferred Sales Charge	None

Distribution and/or Service Fees	Class Y shares have no 12b-1 fee.

Other	Class Y shares have lower annual expenses than Class A and C because Class Y has no 12b-1 fee.

48 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

Class A
(All Funds)
If you choose Class A, you will pay a sales charge at the time of each purchase. This table shows the charges both as a percentage of offering price and as a percentage of the amount you invest. The term “offering price” includes the front-end sales charge. If you invest more, the percentage rate of sales charge will be lower. For example, if you invest more than $50,000 but less than $100,000 in Calvert Income Fund, or if the value in your account is more than $50,000 but less than $100,000*, then the sales charge is reduced to 3.00%. There is no initial sales charge on shares acquired through reinvestment of dividends or capital gain distributions.

Your Investment in A Shares
Calvert Income Fund, Calvert Long-Term Income Fund, Calvert High Yield Bond Fund, Calvert Bond Portfolio and Calvert Green Bond Fund	Sales Charge % of offering price	% of Amt. Invested
Less than $50,000	3.75%	3.90%
$50,000 but less than $100,000	3.00%	3.09%
$100,000 but less than $250,000	2.25%	2.30%
$250,000 but less than $500,000	1.75%	1.78%
$500,000 but less than $1,000,000	1.00%	1.01%
$1,000,000 and over	None**	None**

Calvert Short Duration Income Fund
Less than $50,000	2.75%	2.83%
$50,000 but less than $100,000	2.25%	2.30%
$100,000 but less than $250,000	1.75%	1.78%
$250,000 and over	None***	None***

Calvert Ultra-Short Income Fund
Less than $50,000	1.25%	1.27%
$50,000 but less than $100,000	1.00%	1.01%
$100,000 but less than $250,000	0.75%	0.76%
$250,000 and over	None****	None****

*This is called “Rights of Accumulation.” The sales charge is calculated by taking into account not only the dollar amount of the new purchase of shares, but also the current value of shares you have previously purchased in Calvert Funds that impose sales charges.
**Purchases of Class A shares at NAV for accounts with $1,000,000 or more on which on which a finder’s fee has been paid by CID are subject to a one-year contingent deferred sales charge of 0.80%.
***Purchases of Class A shares at NAV for accounts with $250,000 or more on which a finder’s fee has been paid by CID are subject to a one-year contingent deferred sales charge of 0.50%.
****Purchases of Class A shares at NAV for accounts with $250,000 or more on which a finder’s fee has been paid by CID are subject to a 12-month contingent deferred sales charge of 0.15%.
The Class A front-end sales charge may be waived for certain purchases or investors, such as participants in certain group retirement plans or other qualified groups and clients of certain investment advisers. See “Reduced Sales Charges” in this Prospectus.

Class C
(All Funds except Calvert Long-Term Income Fund, Calvert Ultra-Short Income Fund and Calvert Green Bond Fund)
If you choose Class C, there is no front-end sales charge as there is with Class A, but if you sell the shares within the first year, you will have to pay a 1% CDSC. Class C may be a good choice for you if you prefer not to pay a front-end sales charge and/or are unsure of the length of your investment. There is no CDSC on shares acquired through reinvestment of dividends or capital gain distributions.
Shares that are not subject to the CDSC will be redeemed first, followed by shares you have held the longest. The CDSC is calculated by determining the share value at both the time of purchase and redemption and then multiplying whichever value is less by the percentage that applies as shown above. If you choose to sell only part of your shares, the capital appreciation for those shares only is included in the calculation, rather than the capital appreciation for the entire account.
The CDSC on Class C Shares will be waived if the shares were sold by a broker/dealer that has an agreement with CID to sell such shares for omnibus retirement account platforms and without a CDSC upon the redemption of the shares. For more information on the agreement, see “Service Fees and Arrangements with Broker/Dealers,” below. Ask your broker/dealer if this CDSC waiver applies to you (generally, applicable only to 401(k) and 403(b) platforms).

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 49

Class Y
(All Funds except Calvert Long-Term Income Fund)
Class Y shares are sold without any initial sales load or CDSC.
Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. A party must enter into an agreement with CID to offer Class Y shares to its clients.
Reduced Sales Charges
You may qualify for a reduced sales charge (sales load breakpoints/discount) through several purchase plans available. You must notify your broker/dealer or the Fund at the time of purchase to take advantage of the reduced sales charge. If you do not let your broker/dealer or Fund know that you are eligible for a reduction, you may not receive a reduced sales charge to which you are otherwise entitled. In order to determine your eligibility to receive a reduced sales charge, it may be necessary for you to provide your broker/dealer or Fund with information and records, including account statements, of all relevant accounts invested in Calvert Funds. Information regarding sales load breakpoints/discounts is also available on Calvert’s website at www.calvert.com.
Rights of Accumulation can be applied to several accounts
In determining the applicable Class A sales load breakpoints/discount, you may take into account the current value of your existing holdings of any class, including shares held by your family group or other qualified group* and through your retirement plan(s). In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your broker/dealer or Fund with information and records, including account statements, of all relevant accounts invested in Calvert Funds. Shares could then be purchased at the reduced sales charge which applies to the entire group; that is, the current value of shares previously purchased and currently held by all the members of the group.
*A “family group” includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts and estates on which such persons are signatories.
A “qualified group” is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring shares at a discount, and (iii) satisfies uniform criteria which enable CID and broker/dealers offering shares to realize economies of scale in distributing such shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of CID or broker/dealers distributing shares, and must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to CID or broker/dealers.
Statement of Intention
You may reduce your Class A sales charge by establishing a statement of intention (“Statement”). A Statement allows you to combine all Calvert Funds purchases of all share classes you intend to make over a 13-month period to determine the applicable sales charge.
A portion of your account will be held in escrow to cover additional Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction. The Transfer Agent will hold in escrow Fund shares (computed to the nearest full share) equal to 5% of the dollar amount specified in the Statement. All dividends and any capital gains distribution on the escrowed shares will be credited to your account.
If the total minimum investment specified under the Statement is completed within a 13-month period, escrowed shares will be promptly released to you. However, shares acquired during the 13-month period but sold prior to the completion of the investment commitment will not be included for purposes of determining whether the investment commitment has been satisfied.
Upon expiration of the Statement period, if the total purchases pursuant to the Statement are less than the amount specified in the Statement as the intended aggregate purchase amount, CID will debit the difference between the lower sales charge you paid and the dollar amount of sales charges which you would have paid if the total amount purchased had been made at a single time from your account. Full shares, if any, remaining in escrow after this adjustment will be released and, upon request, remitted to you.
The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.
Your first purchase of shares at a reduced sales charge under a Statement indicates acceptance of these terms.
Retirement Plans Under Section 457, Section 403(b)(7), or Section 401(k)
There is no sales charge on shares purchased for the benefit of a retirement plan under section 457 of the Code. There is also no sales charge on shares purchased for the benefit of a retirement plan qualifying under section 403(b) or 401(k) of the Code if, at the time of purchase: (i) Calvert has been notified in writing that the 403(b) or 401(k) plan has at least 300 eligible employees and is not sponsored by a K-12 school district; or (ii) the cost or current value of shares a 403(b) or 401(k) plan has in Calvert Funds is at least $1 million. These sales charge waivers do not apply to traditional, commission-based brokerage arrangements.

50 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

Neither the Funds, nor CID, nor any affiliate of CID will reimburse a plan or participant for any sales charges paid prior to receipt and confirmation by CID of such required written communication. Plan administrators should send requests for the waiver of sales charges based on the above conditions to: Calvert Retirement Plans, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.
College Savings Plans under Section 529
There is no sales charge on shares purchased for the D.C. College Savings Plan if, at the time of purchase, the owner of the savings plan account is: (i) a District of Columbia resident, or (ii) a participant in payroll deduction to the D.C. College Savings Plan of a business with at least 300 employees.
Other Circumstances
There is no sales charge on shares of any Calvert Fund sold to or constituting the following:

•
current or retired Directors, Trustees, or Officers of the Calvert Funds or Calvert and its affiliates; employees of Calvert and its affiliates; or their family members (see definition of “family group” under “Reduced Sales Charges,” above);

•	directors, officers, and employees of any subadvisor for the Calvert Funds, employees of broker/dealers distributing the Fund’s shares and family members of the subadvisor, or broker/dealer;

•	purchases made through a registered investment advisor (does not apply to clients in traditional, commission-based brokerage arrangements);

•
trust departments of banks or savings institutions for trust clients of such bank or institution where such trust department purchases Fund shares in a trustee, fiduciary or advisory capacity (does not apply to clients in traditional, commission-based brokerage arrangements);

•
clients of financial intermediaries who have self-directed brokerage accounts that may or may not charge transaction fees to customers. Such shares are only available through self-directed brokerage service platforms or similar sales channels in which commissions customarily are not imposed;

•
purchases through a broker/dealer maintaining an omnibus account with a Fund, provided the purchases are made by: (a) registered investment advisors (does not apply to clients in traditional, commission-based brokerage arrangements); or (b) retirement or deferred compensation plans and trusts used to fund those plans established under sections 401(a), 401(k), 403(b) or 457 of the Code, and “rabbi trusts” (does not apply to clients in traditional, commission-based brokerage arrangements); and

•
the portion of any direct rollover from a participant’s employer-sponsored retirement plan account or direct transfer from a 403(b) plan account to a Calvert IRA with Calvert or its agent as the custodian that is funded by the sale immediately prior to the rollover/transfer of Calvert Fund shares held in the plan account, provided that documentation accompanies the rollover/ transfer instruction that reasonably supports this funding source requirement.

Dividends and Capital Gain Distributions from other Calvert Funds
You may prearrange to have your dividends and capital gain distributions from a Calvert Fund automatically invested in another Calvert Fund account with no additional sales charge.
Purchases made at Net Asset Value (“NAV”)
If you make a purchase at NAV, you may exchange shares in that amount to another Calvert Fund without incurring a sales charge.
Reinstatement Privilege (Class A)
Subject to the Funds’ market timing policy, if you redeem Class A shares and then within 90 days decide to reinvest in any Calvert Fund, you may reinvest in Class A of the Fund at the NAV next computed after the reinvestment order is received, without a sales charge.
Distribution and Service Fees
Each Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares (except with respect to Class Y, which has no Rule 12b-1 plan). The distribution plan also allows each Fund to pay service fees to persons (such as your financial professional) for services provided to shareholders. See “Method of Distribution” in the respective Fund’s SAI for further discussion of these services. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Please see “Service Fees and Arrangements with Broker/Dealers” in this Prospectus for more service fee and other information regarding arrangements with broker/dealers.
The following table shows the maximum annual percentage payable under the distribution plan, and the amount actually paid by each Fund for the most recent fiscal year unless otherwise indicated. Fees payable under the distribution plan may be increased to the maximum amount only after approval by the Fund’s Board of Trustees/Directors. The fees are based on average daily net assets by Class.

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 51

Maximum Payable under Plan/Amount Actually Paid
	Class A	Class C
Calvert Income Fund	0.50% / 0.25%	1.00% / 1.00%*
Calvert Short Duration Income Fund	0.50% / 0.25%	1.00% / 1.00%*
Calvert Long-Term Income Fund	0.50% / 0.25%	N/A
Calvert Ultra-Short Income Fund	0.50% / 0.25%	N/A
Calvert High Yield Bond Fund	0.25% / 0.25%	1.00% / 1.00%*
Calvert Bond Portfolio	0.35% / 0.20%	1.00% / 1.00%*
Calvert Green Bond Fund	0.50% / 0.25%	N/A

* For Class C, 0.75% of the Fund’s average daily net assets is paid for distribution services and 0.25% is paid for shareholder services.
Service Fees and Arrangements with Broker/Dealers and Other Financial Intermediaries
CID, each Fund’s distributor, pays broker/dealers a commission, or reallowance (expressed as a percentage of the offering price for Class A, and a percentage of the amount invested for Class C), when you purchase shares of Calvert Funds (except with respect to Class Y). CID also pays broker/dealers an ongoing service fee (except with respect to Class Y) while you own shares of that Fund (expressed as an annual percentage rate of average daily net assets held in Calvert accounts by that dealer). The following table shows the maximum commissions and service fees paid by CID to broker/dealers, which differ depending on the Class.

Maximum Commission/Service Fees
	Class A*	Class C**
Calvert Income Fund and Calvert Bond Portfolio	3.00% / 0.25%	1.00% / 1.00%
Calvert Short Duration Income Fund	2.25% / 0.25%	1.00% / 1.00%
Calvert Long-Term Income Fund	3.00% / 0.25%	N/A
Calvert Ultra-Short Income Fund	1.00% / 0.25%	N/A
Calvert High Yield Bond Fund	3.00% / 0.25%	1.00% / 1.00%
Calvert Green Bond Fund	3.00% / 0.25%	N/A

* Class A service fees begin to accrue in the first month after purchase.
** Class C pays broker/dealers a service fee of 0.25% and additional compensation of 0.75% for a total annual percentage rate of 1%. These fees begin to accrue in the 13th month after purchase.

If the selling broker/dealer has an agreement with CID to sell Class C shares for omnibus retirement account platforms and without a CDSC upon the redemption of the shares, CID does not pay the selling broker/dealer a commission but does pay the selling broker/dealer a service fee and additional compensation totaling 1.00%, which may begin in the first month, rather than in the 13th month after purchase.
Additional Payments to Financial Intermediaries
Calvert, CID, or their affiliates may pay, from their own resources, certain broker/dealers and/or other persons, for the sale, marketing and distribution of the securities or for services to a Fund. These amounts may be significant. These payments are generally intended to compensate broker/dealers for certain activities, including the following: promotion of sales of Fund shares, such as placing Calvert Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; building brand awareness and educating a broker/dealer’s sales force about the Calvert Funds; access to senior management and sales representatives of a broker/dealer; and various other promotional efforts and/or costs. Payments to broker/dealers may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment and meals, among other things. In addition, payments may also be made in connection with Calvert’s participation in or support of conferences and other events sponsored, hosted or organized by the broker/dealer. Calvert may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed and/or accounts attributable to a broker/dealer, among other factors, including the quality of the broker/dealer's relationship with Calvert. Calvert determines the amount of these payments in its sole discretion. These payments may create an incentive for a broker-dealer or its representatives to recommend or offer shares of a Fund to its customers. Calvert may benefit from these payments to the extent the broker/dealers sell more Fund shares because Calvert receives greater management and other fees as Fund assets increase. These additional payments are made by Calvert and do not increase the amount paid by shareholders or the Fund. For more specific information about these payments made to your broker/dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional.
Payments may include additional compensation beyond the regularly scheduled rates, and finder’s fees. CID may pay broker/dealers a finder’s fee on Class A shares purchased at NAV in accounts with $1 million or more ($250,000 or more for Calvert Short Duration Income Fund and Calvert Ultra-Short Income Fund).

52 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

Calvert Income Fund, Calvert Long-Term Income Fund, Calvert High Yield Bond Fund, Calvert Bond Portfolio and Calvert Green Bond Fund
Where paid, the finder’s fee is 0.80% of the NAV purchase amount on the first $2 million, 0.64% over $2 million up to $3 million, 0.40% over $3 million up to $50 million, 0.20% over $50 million up to $100 million and 0.12% over $100 million.
Calvert Short Duration Income Fund
Where paid, the finder’s fee is 0.50% of the NAV purchase amount on the first $2 million, 0.40% over $2 million up to $3 million, 0.25% over $3 million up to $50 million, 0.125% over $50 million up to $100 million and 0.075% over $100 million.
Calvert Ultra-Short Income Fund
Where paid the finder’s fee is 0.15% of the NAV purchase amount on the first $50 million, 0.125% over $50 million up to $100 million, and 0.075% over $100 million.
If a finder’s fee is paid, and some or all of the purchase is exchanged into another Calvert Fund with a lower finder’s fee within one year, then CID may recoup the difference in the finder’s fee from the broker/dealers. Purchases of shares at NAV for accounts on which a finder’s fee has been paid are subject to a one-year CDSC of up to 0.80% (the finder’s fee actually paid) (0.50% for Calvert Short Duration Income Fund and 0.15% for Calvert Ultra-Short Income Fund). All payments will be in compliance with the rules of the Financial Industry Regulatory Authority.
Payments for Subtransfer Agent/Recordkeeping and/or Other Similar Administrative Services
Subtransfer agent/recordkeeping payments may be made by the Fund to financial intermediaries (including affiliates of the Advisor) that provide subtransfer agent/recordkeeping and/or other similar administrative services to certain groups of investors in the Calvert Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs and clients of financial intermediaries that operate in an omnibus environment. Financial intermediaries include broker-dealers, banks, investment advisers and third-party administrators such as retirement plan recordkeepers.
Services provided include but are not limited to the following: transmitting net purchase and redemption orders; maintaining separate records for shareholders that reflect purchases, redemptions and share balances; mailing shareholder confirmations and periodic statements; and furnishing proxy materials and periodic Calvert Fund reports, prospectuses and other communications to shareholders as required.
The amount paid by the Fund for such services varies depending on the share class and services provided, but the Fund will not pay more than 0.11% of its average net assets attributable to the financial intermediary. Any fees due to the financial intermediary for such services that exceed this amount are paid by Calvert, not the Fund.
How to Open an Account
In addition to all 50 states and the District of Columbia, each Fund is available for sale to residents of the U.S. Virgin Islands, Puerto Rico and Guam.
Class A and C Shares
Complete and sign an application for each new account (the application is available at www.calvert.com or by calling 800-368-2745). When multiple classes of shares are offered, please specify which class you wish to purchase. For more information, contact your financial professional or Calvert’s client services department at 800-368-2745.
Please see the respective Fund Summary above with respect to the minimum initial investment amount and the minimum amount for subsequent investments. The Funds may charge a $2 service fee on additional purchases of less than $250. A Fund may waive investment minimums and applicable service fees for investors who buy shares through certain omnibus accounts, certain wrap fee programs that charge an asset-based fee, and in other cases, at the Fund’s discretion.
For purchases, please make your check payable to the Fund in U.S. dollars and send it along with your application to: Calvert, P.O. Box 219544, Kansas City, MO 64121-9544, or if you use registered, certified or overnight mail, to: Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514.
Class Y Shares
Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) retirement plans, foundations, endowments and other consultant-driven business. A party must enter into an agreement with CID to offer Class Y shares to its clients.
A financial intermediary includes a broker, dealer, bank (including a bank trust department), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company and any other institution having a selling or administration agreement with CID. The use of Class Y shares by a financial intermediary will depend on, among other things, the structure of the particular fee-based program.
CID will make, in its sole discretion, all determinations as to eligibility to purchase Class Y shares of a Fund.

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 53

Please see the respective Fund Summary with respect to the minimum initial investment amount and the minimum amount for subsequent investments. The Funds may charge a $2 service fee on additional purchases of less than $250. All Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation (“NSCC”), in U.S. dollars. For additional information and wire instructions, call Calvert at 800-368-2745.
Subsequent Investments (Class A and C Shares)
To make an investment after you open an account, include your investment slip and send your request to: Calvert, P.O. Box 219739, Kansas City, MO 64121-9739, or if you use registered, certified or overnight mail, to: Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514.
Once you open an account, you may also buy or sell shares by telephone or electronic funds transfer.
Federal Holidays
There are some federal holidays, i.e., Columbus Day and Veterans Day, when the New York Stock Exchange (“NYSE”) is open and the Fund is open but check purchases and electronic funds transfers (i.e., bank wires and ACH funds transfers) cannot be received because the banks and post offices are closed.
Customer Identification
Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. In order to verify your identity, each Fund requires your name, date of birth, residential street address or principal place of business, social security number and employer identification number or other governmental issued identification when you open an account. A Fund may place limits on account transactions while it is in the process of attempting to verify your identity. If the Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.
Through Your Broker/Dealer
Your broker/dealer must receive your purchase request before the close of regular trading (generally 4 p.m. Eastern Time (“ET”)) on the NYSE to receive that day’s NAV. Your broker/dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.
How Shares Are Priced
The price of shares is based on each Fund’s NAV. The NAV is computed by adding the value of a Fund’s securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If a Fund has more than one class of shares, the NAV of each class will be calculated separately.
The NAV is calculated as of the close of each business day, which generally coincides with the closing of the regular session of the NYSE (generally 4 p.m. ET). If trading on the NYSE is halted for the day before 4 p.m. ET, a Fund’s NAV generally will still be calculated as of the close of regular trading on the NYSE. Each Fund is open for business each day the NYSE is open.
Some Funds hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. These Funds do not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund’s shares may change on days when you will not be able to buy or sell your shares.
Generally, portfolio securities and other assets are valued based on market quotations. Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service.
Under the oversight of the Board of Trustees/Directors and pursuant to a Fund’s valuation procedures adopted by the Board, the Advisor determines when a market quotation is not readily available or reliable for a particular security.
Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of a Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees/Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but, in general, fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.
In making a fair value determination, the Advisor, under the ultimate supervision of the Board and pursuant to a Fund’s valuation procedures, generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors may change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of a Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. In addition, fair value pricing may be used for high-yield debt securities or in other instances where a portfolio security is not traded in significant volume for a substantial period.

54 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.
When Your Account Will Be Credited
Your purchase will be processed at the next NAV calculated after your request is received in good order, as defined below. All of your purchases must be made in U.S. dollars. No cash or third-party checks will be accepted. No credit card or credit loan checks will be accepted. Each Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchase orders must be sent to the Transfer Agent; however, as a convenience, check purchases received at Calvert’s office in Bethesda, Maryland, will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt. Any check purchase received without an investment slip may cause delayed crediting. Any purchase less than the $250 minimum for subsequent investments may be charged a service fee of $2. If your check does not clear your bank, your purchase will be canceled and you will be charged a $25 fee plus any costs incurred. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share). See “Request in Good Order” below.
Request in Good Order
All requests (both purchase orders and redemption requests) must be received by the Transfer Agent in “good order.” This means that your request must include:

•	The Fund name and account number.

•	The amount of the transaction (in dollars or shares).

•	Signatures of all owners exactly as registered on the account (for mail requests).

•
Signature guarantees (if required). For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Notarization is not the equivalent of a signature guarantee.

•	Any supporting legal documentation that may be required.

•	Any outstanding certificates representing shares to be redeemed.
Transactions are processed at the NAV next computed after the Transfer Agent has received all required information. Requests received in good order before the close of regular NYSE trading (generally 4 p.m. ET) will receive that day’s closing NAV; otherwise you will receive the next business day’s NAV.
Purchase and Redemption of Shares through a Financial Intermediary
Each Fund has authorized one or more broker/dealers to receive purchase and redemption orders on the Fund’s behalf. Such broker/dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, receives the order in good order. The customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker/ dealer or the broker/dealer’s authorized designee.
How To Sell Shares
You may redeem all or a portion of the shares from your account by telephone or mail on any day your Fund is open for business, provided the amount requested is not on hold or held in escrow pursuant to a Statement. When you purchase by check or with ACH funds transfer, the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemption proceeds will not be sent until the Transfer Agent is reasonably satisfied that the purchase payment has been collected.
Your shares will be redeemed at the next NAV calculated after your redemption request is received by the Transfer Agent in good order (less any applicable CDSC and/or redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment. Electronic funds transfer redemptions generally will be credited to your bank account by the second business day after your phone call.
A Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the NAV of the affected Fund, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from a Fund to the shareholder. The shareholder will also bear any market risks associated with the portfolio security until the security can be sold. To the extent the Fund holds illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If illiquid securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. A shareholder’s ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by issuers of the securities or by law. A shareholder may only be

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 55

able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. In such an event, this Prospectus will be updated accordingly.
There are some federal holidays, however, i.e., Columbus Day and Veterans Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or made by electronic funds transfer because the post offices and banks are closed.
Follow these suggestions to ensure timely processing of your redemption request:
By Telephone (Class A and C Shares) - call 800-368-2745
You may redeem shares from your account by telephone and have your money mailed to your address of record or electronically transferred to a bank you have previously authorized. A $5 charge may be imposed on wire transfers of less than $1,000.
Written Requests (Class A and C Shares)
Send your written requests to: Calvert, P.O. Box 219544, Kansas City, MO 64121-9544.
Your letter should include your account number, name of the Fund and Class and the number of shares or the dollar amount you are redeeming, and how you want the money sent to you. Please provide a daytime telephone number, if possible, for us to call if we have questions. If the money is being sent to a new bank, person, or address other than the address of record, your letter must be signature guaranteed.
Systematic Check Redemptions and Distributions by Check (Class A and C Shares)
If you maintain an account with a balance of $10,000 or more, you may have up to two (2) redemption checks for a fixed amount mailed to you at your address of record on the 15th of the month, simply by sending a letter with all information, including your account number, and the dollar amount ($100 minimum). If you would like a regular check mailed to another person or place, your letter must be signature guaranteed. Unless they otherwise qualify for a waiver, Class C shares redeemed by Systematic Check Redemption will be subject to the CDSC.
A Fund has the right to reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
Corporations and Associations (Class A and C Shares)
Your letter of instruction and corporate resolution should be signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).
Trusts (Class A and C Shares)
Your letter of instruction should be signed by the Trustee(s) (as Trustee(s)), with a signature guarantee. (If the Trustee’s name is not registered on your account, please provide a copy of the trust document, certified within the last 60 days.)
Through your Broker/Dealer
Your broker/dealer must receive your request before the close of regular trading on the NYSE to receive that day’s NAV. Your broker/dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.

56 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

Other Calvert Features/Policies
Website (For 24-hour performance and pricing information, visit www.calvert.com)
You can obtain account information and authorize certain transactions with the convenience of logging on to www.calvert.com (Class A and C only).
The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.
Account Services (Class A and C Shares)
By signing up for services when completing an application to open your Class A or Class C account, you avoid having to obtain a signature guarantee. If you wish to add services at a later date to an existing account, the Funds require a signature guarantee to verify your signature. You may obtain a signature guarantee from any bank, trust company and savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A notary public cannot provide a signature guarantee.
ACH Funds Transfer (Class A and C Shares)
You may purchase Class A or Class C or sell Class A or Class C shares by ACH funds transfer without the time delay of mailing a check or the added expense of a wire. Use this service to transfer up to $300,000 electronically. Allow one or two business days after you place your request for the transfer to take place. Money transferred to purchase new Class A or Class C shares will be subject to a hold of up to 10 business days before any subsequent redemption requests for those shares are honored. Transaction requests must be received by 4 p.m. ET. You may request this service on your initial account application. ACH funds transfer transactions returned for insufficient funds will incur a $25 charge.
Telephone Transactions (Class A and C Shares)
You may purchase, redeem or exchange Class A or Class C shares or request an electronic funds transfer by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Funds, the shareholder servicing agent and its affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for these transactions; please review this statement and verify the accuracy of your transaction immediately.
Exchanges
Calvert offers a wide variety of investment options that include common stock funds and tax-exempt and corporate bond funds; call your broker/dealer or Calvert representative for more information. We make it easy for you to purchase shares in other Calvert Funds if your investment goals change. The exchange privilege offers flexibility by allowing you to exchange shares on which you have already paid a sales charge from one mutual fund to another at no additional charge.
For Class A and C Shares, complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). You may then give exchange instructions by telephone if telephone redemptions have been authorized and the shares are not in certificate form.
Before you make an exchange, please note the following: Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on an exchange. Shares may only be exchanged for shares of the same class of another Calvert Fund; except that Class A or Class C shares of a Fund may be exchanged for Class Y shares of the same Fund (no sales charges or other charges will apply to any such exchange), if offered by the Fund, provided you meet the Fund’s eligibility requirements for purchasing Class Y shares; the Class C shares you wish to exchange must not currently be subject to a CDSC. Note that any conversion between classes of shares of the same Fund is a nontaxable event. By contrast, an exchange between classes of shares of different Funds is a taxable event.
An exchange must satisfy the minimum investment amount for that Calvert Fund. You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge.
No CDSC is imposed on exchanges of shares subject to a CDSC at the time of the exchange. The applicable CDSC is imposed at the time the shares acquired by the exchange are redeemed.
Each Fund reserves the right to terminate or modify the exchange privilege with 60 days’ written notice.
Market Timing Policy
In general, the Funds are designed for long-term investment and not as frequent or short-term trading (“market timing”) vehicles. The Funds discourage frequent purchases and redemptions of Fund shares by Fund shareholders. Further, the Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. Accordingly, each Fund’s Board of Trustees/Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor and Subadvisor(s) to implement a Fund’s investment strategies. In addition, market timing

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 57

can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease a Fund’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance. Each Fund or Calvert at its discretion may reject any purchase or exchange request (purchase side only) it believes to be market timing. However, there is no guarantee that Calvert will detect or prevent market timing activity.
Shareholders may hold shares of any Fund in accounts with financial intermediaries such as investment advisors, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the financial intermediary holds Fund shares for a number of its customers in one account. The financial intermediary may have adopted market timing policies that differ from the market timing policies adopted by the Fund’s Board of Trustees/Directors. In formulating their market timing policies, these financial intermediaries may or may not seek input from Calvert regarding certain aspects of their market timing policies, such as the amount of any redemption fee, the minimum holding period or the applicability of trading blocks. As a result, the market timing policies adopted by financial intermediaries may be quite dissimilar from the policies adopted by the Fund’s Board of Trustees/Directors. Shareholders should contact the financial intermediary through which the Fund shares are held for more information on the market timing policies that apply to those shares.
Because omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to a Fund, the ability of a Fund to monitor and detect market timing activity through omnibus accounts is very limited. Each Fund has established information sharing agreements with financial intermediaries as required by Rule 22c-2 under the 1940 Act and otherwise uses reasonable efforts to work with financial intermediaries to identify market timing activity in underlying accounts. If a Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in an omnibus account, Calvert will seek full cooperation from the financial intermediary maintaining the account to identify the underlying participant. Calvert expects the financial intermediary to take immediate action to stop any further market timing activity in the Fund by such participant(s) or plan, or else the Fund will be withdrawn as an investment option for that account. Calvert expects all financial intermediaries that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Funds.
Each Fund and CID reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only). Orders are canceled within one business day, and the purchase price is returned to the investor. Each Fund and CID also may modify any terms or conditions of purchase of shares of any Fund (upon prior notice) or withdraw all or any part of the offering made by this Prospectus.
This market timing policy does not apply to Calvert Ultra-Short Income Fund. The Fund and CID, however, as explained above, reserve the right to reject any purchase order, including exchange purchases, for any reason, including purchase orders that may not be in the best interests of the Fund and/or its shareholders.
Electronic Delivery of Prospectuses and Shareholder Reports
You may request electronic delivery of Fund Prospectuses and Annual and Semi-Annual Reports by calling client services at 800-368-2745 or enrolling online at www.calvert.com.
Combined General Mailings (Householding)
Multiple accounts held directly with Calvert that have the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call Calvert client services at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above. Multiple accounts held through a broker/dealer (or other financial intermediary) that share the same household address may receive one mailing.
Special Services and Charges
Each Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account or a stop payment on a draft. You may be required to pay a fee for these special services; for example, the fee for stop payments is $25.
If you are purchasing shares through a program of services offered by a broker/dealer or other financial institution, you should read the program materials together with this Prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker/dealer or other agent.
Minimum Account Balance
If the balance in your account falls below this minimum amount, the account may be closed and the proceeds mailed to the address of record. You will receive notice that your account is below the minimum and will be closed if the balance is not brought up to the required minimum within 30 days.
Shares held through an omnibus account or wrap-fee program for which a Fund has waived investment minimums are not subject to this requirement.

58 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

Dividends, Capital Gains and Taxes
Each Fund pays dividends from its net investment income as shown below. Net investment income consists of interest income and dividends, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments may vary between classes.
Dividend Payment Options
Dividends and any distributions are automatically reinvested in the same Fund at NAV (without sales charge), unless you elect to have amounts of $10 or more paid in cash (by check or by electronic funds transfer). Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify a Fund in writing to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service returns the check as undeliverable, it, as well as future dividends and distributions, will be reinvested in additional shares. No dividends will accrue on amounts represented by uncashed distribution or redemption checks.
Buying a Dividend
At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the ex-dividend date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date (“buying a dividend”), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.
Federal Taxes
In January, your Fund will mail Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regard less of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.
You may also realize a capital gain or loss when you sell or exchange shares. In January, the Funds whose shares you have sold or exchanged in the past year will mail Form 1099-B indicating the total amount of all such sales, including exchanges.
Cost Basis Reporting
Beginning in 2012, the Internal Revenue Service (“IRS”) implemented new cost basis reporting rules that require mutual fund companies to calculate and report cost basis information to both the shareholder and the IRS on IRS Form 1099-B when certain shares are sold. The new cost basis regulations do not affect retirement accounts, and shares acquired before January 1, 2012. A Fund permits shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, the Fund uses the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
 Other Tax Information
In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from U.S. government securities. Such dividends may be exempt from certain state income taxes.
Taxpayer Identification Number
If we do not have your correct Social Security or Taxpayer Identification Number (“TIN”) and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 59

GLOSSARY OF CERTAIN INVESTMENT RISKS

Correlation risk
The risk that when a Fund “hedges,” two investments may not behave in relation to one another the way Fund managers expect them to, which may have unexpected or undesired results. For example, a hedge may reduce potential gains or exacerbate losses instead of reducing them. For an exchange traded fund (ETF), there is a risk of tracking error. An ETF may not be able to exactly replicate the performance of the underlying index due to operating expenses and other factors (e.g., holding cash even though the underlying benchmark index is not composed of cash), and because transactions occur at market prices instead of at net asset value.

Credit risk
The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due, or otherwise fail to discharge an obligation or commitment.

Currency risk
The risk that when a Fund buys, sells or holds a security denominated in foreign currency, adverse changes in foreign currency rates may cause investment losses when a Fund’s investments are converted to U.S. dollars. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

Duration Risk
Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.

Extension risk
The risk that slower than anticipated prepayments (usually in response to higher interest rates) will extend the life of a mortgage-backed security beyond its expected maturity date, typically reducing the value of a mortgage-backed security purchased at a discount.  In addition, if held to maturity, a Fund will not have access to the principal invested when expected and may have to forgo other investment opportunities.

Information risk	The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

Interest rate risk
The risk that changes in interest rates will adversely affect the value of an investor’s fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/“stripped” coupon securities are subject to greater interest rate risk.

Leverage risk	The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk	The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk	The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment’s value.

Opportunity risk	The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk
The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Prepayment risk
The risk that faster than anticipated prepayments (usually in response to lower interest rates) will cause a mortgage-backed security to mature prior to its expected maturity date, typically reducing the value of a mortgage-backed security purchased at a premium. A Fund must also reinvest those assets at the current market rate, which may be lower.

Regulatory risk
The risk associated with employing certain regulated investment instruments or techniques. To the extent a Fund uses futures, options or other regulated derivatives, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), and therefore neither the Advisor nor the Fund anticipates being subject to registration or regulation as a commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the CEA as a result of the Fund’s activities. However, should the Advisor fail to use futures in accordance with Rule 4.5, then the Advisor would be subject to registration (if not already registered) and regulation in its capacity as the Fund’s CPO or CTA, and the Fund would be subject to regulation under the CEA. A Fund may incur additional expense as a result of the Commodity Futures Trading Commission’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.

Transaction risk	The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

60 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Funds’ financial performance for the past five (5) fiscal years (or if shorter, the period of the Fund’s operations). The Funds’ fiscal year end is September 30. Certain information reflects financial results for a single share, by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions), and does not reflect any applicable front- or back-end sales charge. The information has been derived from the Fund’s financial statements, which were audited by KPMG LLP. Their report, along with each Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 61

CALVERT INCOME FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS A SHARES	2015 (z)	2014 (z)	2013	2012	2011
Net asset value, beginning	$16.35	$16.03	$16.56	$15.77	$16.12
Income from investment operations:
Net investment income	0.46	0.47	0.45	0.54	0.52
Net realized and unrealized gain (loss)	(0.46)	0.32	(0.53)	0.79	(0.35)
Total from investment operations	—	0.79	(0.08)	1.33	0.17
Distributions from:
Net investment income	(0.46)	(0.47)	(0.45)	(0.54)	(0.52)
Total distributions	(0.46)	(0.47)	(0.45)	(0.54)	(0.52)
Total increase (decrease) in net asset value	(0.46)	0.32	(0.53)	0.79	(0.35)
Net asset value, ending	$15.89	$16.35	$16.03	$16.56	$15.77
Total return*	(0.04)%	4.98%	(0.49%)	8.63%	1.06%
Ratios to average net assets: A
Net investment income	2.79%	2.86%	2.73%	3.33%	3.20%
Total expenses	1.24%	1.25%	1.23%	1.30%	1.25%
Expenses before offsets	1.24%	1.25%	1.23%	1.30%	1.25%
Net expenses	1.24%	1.25%	1.23%	1.30%	1.25%
Portfolio turnover	236%	214%	236%	210%	223%
Net assets, ending (in thousands)	$489,101	$615,847	$772,608	$1,077,077	$1,521,374

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)     Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

62 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT INCOME FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS C SHARES	2015 (z)	2014 (z)	2013	2012	2011
Net asset value, beginning	$16.34	$16.03	$16.56	$15.77	$16.12
Income from investment operations:
Net investment income	0.34	0.36	0.34	0.42	0.40
Net realized and unrealized gain (loss)	(0.45)	0.31	(0.53)	0.79	(0.34)
Total from investment operations	(0.11)	0.67	(0.19)	1.21	0.06
Distributions from:
Net investment income	(0.34)	(0.36)	(0.34)	(0.42)	(0.41)
Total distributions	(0.34)	(0.36)	(0.34)	(0.42)	(0.41)
Total increase (decrease) in net asset value	(0.45)	0.31	(0.53)	0.79	(0.35)
Net asset value, ending	$15.89	$16.34	$16.03	$16.56	$15.77
Total return*	(0.68)%	4.19%	(1.19%)	7.83%	0.35%
Ratios to average net assets: A
Net investment income	2.10%	2.17%	2.04%	2.61%	2.50%
Total expenses	1.93%	1.94%	1.92%	2.01%	1.94%
Expenses before offsets	1.93%	1.94%	1.92%	2.01%	1.94%
Net expenses	1.93%	1.94%	1.92%	2.01%	1.94%
Portfolio turnover	236%	214%	236%	210%	223%
Net assets, ending (in thousands)	$88,202	$107,401	$131,920	$176,600	$213,870

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)     Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 63

CALVERT INCOME FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS Y SHARES	2015 (z)	2014 (z)	2013	2012	2011
Net asset value, beginning	$16.52	$16.20	$16.74	$15.95	$16.29
Income from investment operations:
Net investment income	0.51	0.52	0.52	0.61	0.58
Net realized and unrealized gain (loss)	(0.44)	0.33	(0.54)	0.79	(0.34)
Total from investment operations	0.07	0.85	(0.02)	1.40	0.24
Distributions from:
Net investment income	(0.52)	(0.53)	(0.52)	(0.61)	(0.58)
Total distributions	(0.52)	(0.53)	(0.52)	(0.61)	(0.58)
Total increase (decrease) in net asset value	(0.45)	0.32	(0.54)	0.79	(0.34)
Net asset value, ending	$16.07	$16.52	$16.20	$16.74	$15.95
Total return*	0.36%	5.28%	(0.14)%	8.97%	1.48%
Ratios to average net assets: A
Net investment income	3.12%	3.21%	3.10%	3.70%	3.53%
Total expenses	0.91%	0.89%	0.86%	0.95%	0.87%
Expenses before offsets	0.91%	0.89%	0.86%	0.95%	0.87%
Net expenses	0.91%	0.89%	0.86%	0.95%	0.87%
Portfolio turnover	236%	214%	236%	210%	223%
Net assets, ending (in thousands)	$61,067	$70,426	$63,321	$85,521	$111,661

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)     Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

64 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT SHORT DURATION INCOME FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS A SHARES	2015 (z)	2014 (z)	2013 (z)	2012	2011 (z)
Net asset value, beginning	$16.19	$16.28	$16.43	$16.06	$16.64
Income from investment operations:
Net investment income	0.29	0.31	0.30	0.35	0.33
Net realized and unrealized gain (loss)	(0.23)	(0.09)	(0.12)	0.65	(0.40)
Total from investment operations	0.06	0.22	0.18	1.00	(0.07)
Distributions from:
Net investment income	(0.29)	(0.31)	(0.32)	(0.38)	(0.39)
Net realized gain	—[a]	—	(0.01)	(0.25)	(0.12)
Total distributions	(0.29)	(0.31)	(0.33)	(0.63)	(0.51)
Total increase (decrease) in net asset value	(0.23)	(0.09)	(0.15)	0.37	(0.58)
Net asset value, ending	$15.96	$16.19	$16.28	$16.43	$16.06
Total return*	0.39%	1.34%	1.12%	6.41%	(0.46%)
Ratios to average net assets: A
Net investment income	1.79%	1.87%	1.84%	2.18%	2.02%
Total expenses	1.13%	1.14%	1.12%	1.22%	1.15%
Expenses before offsets	1.08%	1.08%	1.08%	1.08%	1.08%
Net expenses	1.08%	1.08%	1.08%	1.08%	1.08%
Portfolio turnover	206%	168%	166%	187%	263%
Net assets, ending (in thousands)	$733,415	$933,534	$1,145,473	$1,279,265	$1,686,575

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
a     Is less than $.005.
(z)     Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 65

CALVERT SHORT DURATION INCOME FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS C SHARES	2015 (z)	2014 (z)	2013 (z)	2012	2011 (z)
Net asset value, beginning	$16.13	$16.21	$16.37	$15.99	$16.58
Income from investment operations:
Net investment income	0.17	0.19	0.19	0.22	0.21
Net realized and unrealized gain (loss)	(0.22)	(0.08)	(0.14)	0.66	(0.41)
Total from investment operations	(0.05)	0.11	0.05	0.88	(0.20)
Distributions from:
Net investment income	(0.17)	(0.19)	(0.20)	(0.25)	(0.27)
Net realized gain	—[a]	—	(0.01)	(0.25)	(0.12)
Total distributions	(0.17)	(0.19)	(0.21)	(0.50)	(0.39)
Total increase (decrease) in net asset value	(0.22)	(0.08)	(0.16)	0.38	(0.59)
Net asset value, ending	$15.91	$16.13	$16.21	$16.37	$15.99
Total return*	(0.29)%	0.67%	0.34%	5.65%	(1.25%)
Ratios to average net assets: A
Net investment income	1.05%	1.15%	1.14%	1.40%	1.30%
Total expenses	1.81%	1.80%	1.78%	1.86%	1.79%
Expenses before offsets	1.81%	1.80%	1.78%	1.86%	1.79%
Net expenses	1.81%	1.80%	1.78%	1.86%	1.79%
Portfolio turnover	206%	168%	166%	187%	263%
Net assets, ending (in thousands)	$152,994	$194,133	$228,366	$258,843	$311,299

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
a     Is less than $.005.
(z)     Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

66 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT SHORT DURATION INCOME FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS Y SHARES	2015 (z)	2014 (z)	2013 (z)	2012	2011 (z)
Net asset value, beginning	$16.32	$16.40	$16.56	$16.18	$16.79
Income from investment operations:
Net investment income	0.34	0.36	0.36	0.40	0.40
Net realized and unrealized gain (loss)	(0.24)	(0.08)	(0.13)	0.66	(0.43)
Total from investment operations	0.10	0.28	0.23	1.06	(0.03)
Distributions from:
Net investment income	(0.33)	(0.36)	(0.38)	(0.43)	(0.46)
Net realized gain	—[a]	—	(0.01)	(0.25)	(0.12)
Total distributions	(0.33)	(0.36)	(0.39)	(0.68)	(0.58)
Total increase (decrease) in net asset value	(0.23)	(0.08)	(0.16)	0.38	(0.61)
Net asset value, ending	$16.09	$16.32	$16.40	$16.56	$16.18
Total return*	0.67%	1.70%	1.41%	6.77%	(0.20%)
Ratios to average net assets: A
Net investment income	2.07%	2.17%	2.19%	2.48%	2.38%
Total expenses	0.80%	0.76%	0.73%	0.81%	0.79%
Expenses before offsets	0.80%	0.76%	0.73%	0.81%	0.79%
Net expenses	0.80%	0.76%	0.73%	0.81%	0.79%
Portfolio turnover	206%	168%	166%	187%	263%
Net assets, ending (in thousands)	$351,033	$400,932	$329,595	$304,223	$455,764

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
a     Is less than $.005.
(z)     Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 67

CALVERT LONG-TERM INCOME FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS A SHARES	2015 (z)	2014 (z)	2013 (z)	2012	2011
Net asset value, beginning	$17.21	$16.31	$18.89	$17.77	$17.95^
Income from investment operations:
Net investment income	0.47	0.54	0.54	0.48	0.58
Net realized and unrealized gain (loss)	(0.23)	1.25	(1.47)	1.77	0.51^
Total from investment operations	0.24	1.79	(0.93)	2.25	1.09
Distributions from:
Net investment income	(0.48)	(0.55)	(0.55)	(0.50)	(0.59)
Net realized gain	(0.38)	(0.34)	(1.10)	(0.63)	(0.68)
Total distributions	(0.86)	(0.89)	(1.65)	(1.13)	(1.27)
Total increase (decrease) in net asset value	(0.62)	0.90	(2.58)	1.12	(0.18)
Net asset value, ending	$16.59	$17.21	$16.31	$18.89	$17.77
Total return*	1.25%	11.36%	(5.42%)	13.28%	6.45%^ ^^
Ratios to average net assets: A
Net investment income	2.74%	3.26%	3.03%	2.70%	3.26%
Total expenses	1.29%	1.27%	1.28%	1.28%	1.32%
Expenses before offsets	1.25%	1.25%	1.25%	1.25%	1.25%
Net expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Portfolio turnover	290%	289%	272%	406%	498%
Net assets, ending (in thousands)	$78,792	$82,489	$112,979	$217,482	$173,700

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)     Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
^     The beginning net asset value for the year ended 2011 has been restated to reflect an immaterial pricing adjustment made in 2011.
^^    The total return was revised from the previously reported amount of 6.63%.

68 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT ULTRA-SHORT INCOME FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS A SHARES	2015 (z)	2014 (z)	2013 (z)	2012	2011
Net asset value, beginning	$15.59	$15.55	$15.54	$15.41	$15.77
Income from investment operations:
Net investment income	0.10	0.10	0.10	0.15	0.22
Net realized and unrealized gain (loss)	(0.09)	0.04	0.05	0.22	(0.19)
Total from investment operations	0.01	0.14	0.15	0.37	0.03
Distributions from:
Net investment income	(0.11)	(0.10)	(0.14)	(0.24)	(0.31)
Net realized gain	—	—	—	—	(0.08)
Total distributions	(0.11)	(0.10)	(0.14)	(0.24)	(0.39)
Total increase (decrease) in net asset value	(0.10)	0.04	0.01	0.13	(0.36)
Net asset value, ending	$15.49	$15.59	$15.55	$15.54	$15.41
Total return*	0.03%	0.92%	0.96%	2.45%	0.23%
Ratios to average net assets: A
Net investment income	0.65%	0.62%	0.67%	1.03%	1.31%
Total expenses	1.00%	1.04%	1.02%	1.05%	1.06%
Expenses before offsets	0.89%	0.79%	0.89%	0.89%	0.89%
Net expenses	0.89%	0.79%	0.89%	0.89%	0.89%
Portfolio turnover	66%	154%	223%	210%	208%
Net assets, ending (in thousands)	$507,913	$624,968	$535,029	$329,197	$383,102

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 69

CALVERT ULTRA-SHORT INCOME FUND FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	September 30,
CLASS Y SHARES	2015 (z)	2014 (z)	2013 (z)	2012	2011
Net asset value, beginning	$15.64	$15.60	$15.58	$15.46	$15.81
Income from investment operations:
Net investment income	0.13	0.12	0.14	0.20	0.26
Net realized and unrealized gain (loss)	(0.09)	0.04	0.05	0.20	(0.19)
Total from investment operations	0.04	0.16	0.19	0.40	0.07
Distributions from:
Net investment income	(0.14)	(0.12)	(0.17)	(0.28)	(0.34)
Net realized gain	—	—	—	—	(0.08)
Total distributions	(0.14)	(0.12)	(0.17)	(0.28)	(0.42)
Total increase (decrease) in net asset value	(0.10)	0.04	0.02	0.12	(0.35)
Net asset value, ending	$15.54	$15.64	$15.60	$15.58	$15.46
Total return*	0.24%	1.04%	1.26%	2.61%	0.47%
Ratios to average net assets: A
Net investment income	0.85%	0.75%	0.88%	1.26%	1.47%
Total expenses	0.69%	0.67%	0.66%	0.67%	0.67%
Expenses before offsets	0.69%	0.67%	0.66%	0.67%	0.67%
Net expenses	0.69%	0.67%	0.66%	0.67%	0.67%
Portfolio turnover	66%	154%	223%	210%	208%
Net assets, ending (in thousands)	$216,201	$220,243	$154,605	$81,789	$85,987

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

70 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT HIGH YIELD BOND FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS A SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$29.61	$30.12	$29.38	$26.75	$27.36
Income from investment operations:
Net investment income	1.41	1.55	1.63	1.69	1.81
Net realized and unrealized gain (loss)	(2.56)	(0.11)	0.75	2.62	(0.63)
Total from investment operations	(1.15)	1.44	2.38	4.31	1.18
Distributions from:
Net investment income	(1.42)	(1.53)	(1.64)	(1.68)	(1.79)
Net realized gain	(0.72)	(0.42)	—	—	—
Total distributions	(2.14)	(1.95)	(1.64)	(1.68)	(1.79)
Total increase (decrease) in net asset value	(3.29)	(0.51)	0.74	2.63	(0.61)
Net asset value, ending	$26.32	$29.61	$30.12	$29.38	$26.75
Total return*	(4.03%)	4.80%	8.27%	16.53%	4.17%
Ratios to average net assets: A
Net investment income	5.05%	5.06%	5.45%	6.00%	6.32%
Total expenses	1.37%	1.37%	1.43%	1.58%	1.56%
Expenses before offsets	1.07%	1.07%	1.11%	1.58%	1.56%
Net expenses	1.07%	1.07%	1.11%	1.58%	1.56%
Portfolio turnover	198%	228%	293%	273%	286%
Net assets, ending (in thousands)	$61,711	$68,313	$54,608	$37,623	$17,206

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)     Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 71

CALVERT HIGH YIELD BOND FUND FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	September 30,
CLASS C SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)^^
Net asset value, beginning	$29.98	$30.48	$29.72	$27.75
Income from investment operations:
Net investment income	1.15	1.25	1.35	1.11
Net realized and unrealized gain (loss)	(2.59)	(0.10)	0.75	1.81
Total from investment operations	(1.44)	1.15	2.10	2.92
Distributions from:
Net investment income	(1.15)	(1.23)	(1.34)	(0.95)
Net realized gain	(0.72)	(0.42)	—	—
Total distributions	(1.87)	(1.65)	(1.34)	(0.95)
Total increase (decrease) in net asset value	(3.31)	(0.50)	0.76	1.97
Net asset value, ending	$26.67	$29.98	$30.48	$29.72
Total return*	(4.97%)	3.76%	7.16%	10.67%
Ratios to average net assets: A
Net investment income	4.05%	4.05%	4.45%	4.66% (a)
Total expenses	2.33%	2.15%	2.56%	4.62% (a)
Expenses before offsets	2.07%	2.07%	2.10%	2.65% (a)
Net expenses	2.07%	2.07%	2.10%	2.65% (a)
Portfolio turnover	198%	228%	293%	273%**
Net assets, ending (in thousands)	$5,927	$6,143	$3,861	$1,732

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)    Annualized.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
**    Portfolio turnover is not annualized for periods of less than one year.
^^    From inception October 31, 2011.

72 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT HIGH YIELD BOND FUND FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	September 30,
CLASS Y SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)	2011 (z)^
Net asset value, beginning	$30.83	$31.29	$30.49	$27.08	$28.74
Income from investment operations:
Net investment income	1.54	1.65	1.79	1.72	0.33
Net realized and unrealized gain (loss)	(2.66)	(0.07)	0.75	2.79	(1.99)
Total from investment operations	(1.12)	1.58	2.54	4.51	(1.66)
Distributions from:
Net investment income	(1.51)	(1.62)	(1.74)	(1.10)	—
Net realized gain	(0.72)	(0.42)	—	—	—
Total distributions	(2.23)	(2.04)	(1.74)	(1.10)	—
Total increase (decrease) in net asset value	(3.35)	(0.46)	0.80	3.41	(1.66)
Net asset value, ending	$27.48	$30.83	$31.29	$30.49	$27.08
Total return*	(3.77%)	5.07%	8.48%	16.88%	(5.78%)
Ratios to average net assets: A
Net investment income	5.27%	5.29%	5.69%	5.92%	7.13% (a)
Total expenses	1.05%	1.04%	1.28%	5.19%	2,723.84% (a)
Expenses before offsets	0.82%	0.82%	0.84%	1.40%	1.40% (a)
Net expenses	0.82%	0.82%	0.84%	1.40%	1.40% (a)
Portfolio turnover	198%	228%	293%	273%	286%**
Net assets, ending (in thousands)	$13,672	$15,355	$5,005	$1,338	$1

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)    Annualized.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
**    Portfolio turnover is not annualized for periods of less than one year.
^    From inception July 29, 2011.

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 73

CALVERT BOND PORTFOLIO FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS A SHARES	2015 (z)	2014 (z)	2013 (z)	2012	2011
Net asset value, beginning	$15.92	$15.61	$16.58	$15.85	$16.00^
Income from investment operations:
Net investment income	0.38	0.38	0.33	0.40	0.42
Net realized and unrealized gain (loss)	(0.09)	0.34	(0.69)	0.91	0.02^
Total from investment operations	0.29	0.72	(0.36)	1.31	0.44
Distributions from:
Net investment income	(0.38)	(0.38)	(0.35)	(0.41)	(0.43)
Net realized gain	—	(0.03)	(0.26)	(0.17)	(0.16)
Total distributions	(0.38)	(0.41)	(0.61)	(0.58)	(0.59)
Total increase (decrease) in net asset value	(0.09)	0.31	(0.97)	0.73	(0.15)
Net asset value, ending	$15.83	$15.92	$15.61	$16.58	$15.85
Total return*	1.79%	4.66%	(2.27%)	8.47%	2.83%^
Ratios to average net assets: A
Net investment income	2.35%	2.40%	2.05%	2.52%	2.63%
Total expenses	1.07%	1.12%	1.11%	1.16%	1.13%
Expenses before offsets	1.07%	1.12%	1.11%	1.16%	1.13%
Net expenses	1.07%	1.12%	1.11%	1.16%	1.13%
Portfolio turnover	241%	187%	214%	228%	203%
Net assets, ending (in thousands)	$395,194	$378,269	$408,823	$473,995	$516,884

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
*    Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
(z)    Per share figures are calculated using the Average Shares Method.
^    The Financial Highlights for the year ended 2010 have been restated to reflect an immaterial pricing adjustment made in 2011.

74 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT BOND PORTFOLIO FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS C SHARES	2015 (z)	2014 (z)	2013 (z)	2012	2011
Net asset value, beginning	$15.82	$15.52	$16.48	$15.76	$15.90^
Income from investment operations:
Net investment income	0.24	0.25	0.20	0.27	0.29
Net realized and unrealized gain (loss)	(0.09)	0.33	(0.68)	0.90	0.03^
Total from investment operations	0.15	0.58	(0.48)	1.17	0.32
Distributions from:
Net investment income	(0.24)	(0.25)	(0.22)	(0.28)	(0.30)
Net realized gain	—	(0.03)	(0.26)	(0.17)	(0.16)
Total distributions	(0.24)	(0.28)	(0.48)	(0.45)	(0.46)
Total increase (decrease) in net asset value	(0.09)	0.30	(0.96)	0.72	(0.14)
Net asset value, ending	$15.73	$15.82	$15.52	$16.48	$15.76
Total return*	0.95%	3.78%	(3.01%)	7.58%	2.08%^
Ratios to average net assets: A
Net investment income	1.51%	1.60%	1.26%	1.73%	1.83%
Total expenses	1.91%	1.92%	1.90%	1.96%	1.93%
Expenses before offsets	1.91%	1.92%	1.90%	1.96%	1.93%
Net expenses	1.91%	1.92%	1.90%	1.96%	1.93%
Portfolio turnover	241%	187%	214%	228%	203%
Net assets, ending (in thousands)	$32,626	$33,963	$37,620	$45,974	$47,123

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
*    Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
(z)    Per share figures are calculated using the Average Shares Method.
^    The Financial Highlights for the year ended 2010 have been restated to reflect an immaterial pricing adjustment made in 2011.

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 75

CALVERT BOND PORTFOLIO FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS Y SHARES	2015 (z)	2014 (z)	2013 (z)	2012	2011
Net asset value, beginning	$16.03	$15.70	$16.67	$15.93	$16.06^
Income from investment operations:
Net investment income	0.42	0.42	0.38	0.45	0.46
Net realized and unrealized gain (loss)	(0.09)	0.35	(0.70)	0.92	0.03^
Total from investment operations	0.33	0.77	(0.32)	1.37	0.49
Distributions from:
Net investment income	(0.42)	(0.41)	(0.39)	(0.46)	(0.46)
Net realized gain	—	(0.03)	(0.26)	(0.17)	(0.16)
Total distributions	(0.42)	(0.44)	(0.65)	(0.63)	(0.62)
Total increase (decrease) in net asset value	(0.09)	0.33	(0.97)	0.74	(0.13)
Net asset value, ending	$15.94	$16.03	$15.70	$16.67	$15.93
Total return*	2.06%	4.98%	(1.97%)	8.79%	3.17%^
Ratios to average net assets: A
Net investment income	2.63%	2.66%	2.36%	2.81%	2.91%
Total expenses	0.80%	0.85%	0.81%	0.87%	0.83%
Expenses before offsets	0.80%	0.85%	0.81%	0.87%	0.83%
Net expenses	0.80%	0.85%	0.81%	0.87%	0.83%
Portfolio turnover	241%	187%	214%	228%	203%
Net assets, ending (in thousands)	$77,131	$53,613	$39,300	$35,396	$26,987

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
*    Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
(z)    Per share figures are calculated using the Average Shares Method.
^    The Financial Highlights for the year ended 2010 have been restated to reflect an immaterial pricing adjustment made in 2011.

76 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

CALVERT GREEN BOND FUND FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	September 30,
CLASS A SHARES	2015 (z)	2014 (z)#
Net asset value, beginning	$15.20	$15.00
Income from investment operations:
Net investment income	0.23	0.17
Net realized and unrealized gain (loss)	0.06	0.17
Total from investment operations	0.29	0.34
Distributions from:
Net investment income	(0.22)	(0.14)
Net realized gain	(0.13)	—
Total distributions	(0.35)	(0.14)
Total increase (decrease) in net asset value	(0.06)	0.20
Net asset value, ending	$15.14	$15.20
Total return*	1.95%	2.29%
Ratios to average net assets: A
Net investment income	1.49%	1.21% (a)
Total expenses	1.24%	1.99% (a)
Expenses before offsets	0.88%	0.88% (a)
Net expenses	0.88%	0.88% (a)
Portfolio turnover	444%	545%
Net assets, ending (in thousands)	$23,108	$10,622

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(a)     Annualized.
(z)     Per share figures are calculated using the Average Shares Method.
#     From October 31, 2013 inception.

CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y 77

CALVERT GREEN BOND FUND FINANCIAL HIGHLIGHTS

	PERIOD ENDED
	September 30,
CLASS Y SHARES	2015 (z)	2014 (z)#
Net asset value, beginning	$15.22	$15.00
Income from investment operations:
Net investment income	0.27	0.17
Net realized and unrealized gain (loss)	0.06	0.21
Total from investment operations	0.33	0.38
Distributions from:
Net investment income	(0.25)	(0.16)
Net realized gain	(0.13)	—
Total distributions	(0.38)	(0.16)
Total increase (decrease) in net asset value	(0.05)	0.22
Net asset value, ending	$15.17	$15.22
Total return*	2.21%	2.56%
Ratios to average net assets: A
Net investment income	1.74%	1.56% (a)
Total expenses	1.10%	14.21% (a)
Expenses before offsets	0.63%	0.63% (a)
Net expenses	0.63%	0.63% (a)
Portfolio turnover	444%	545%
Net assets, ending (in thousands)	$7,517	$1,046

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(a)     Annualized.
(z)     Per share figures are calculated using the Average Shares Method.
#     From October 31, 2013 inception.

78 CALVERT INCOME FUNDS PROSPECTUS CLASS A, C AND Y

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Service for Existing Accounts:
Shareholders 800-368-2745
Brokers 800-368-2746
Calvert Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814
Registered, Certified or
Overnight Mail:
Calvert
c/o BFDS
330 West 9th Street
Kansas City, MO 64105
PRINCIPAL UNDERWRITER
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

For investors who want more information about the Funds, the following documents are available free upon request:
Annual/Semi-Annual Reports: Additional information about each Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In each Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Statement of Additional Information (SAI): The SAI for each Fund provides more detailed information about the Fund, including a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings. The SAI for each Fund is incorporated into this Prospectus by reference.
You can get free copies of reports and SAIs, request other information and discuss your questions about the Funds by contacting your financial professional, or the Funds at:
Calvert Investments, Inc.
4550 Montgomery Ave.
Suite 1000N
Bethesda, MD 20814
Telephone: 1-800-368-2745
Each Fund also makes available its SAI and its Annual and Semi-Annual Reports free of charge on Calvert’s website at the following Internet address:
www.calvert.com
You can review and copy information about a Fund (including its SAI) at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
The Funds enter into contractual arrangements with various parties, including, among others, the Advisor, who provide services to the Funds. Shareholders of the Funds are not parties to, or third-party beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders of the Funds.
Neither this Prospectus, the SAI nor any document filed as an exhibit to the Funds’ registration statement is intended to give rise to any agreement or contract between a Fund and any shareholder, or give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.
Investment Company Act file:
No. 811-3334 Calvert Social Investment Fund (Calvert Bond Portfolio)
No. 811-3416 The Calvert Fund (Calvert Income Fund, Calvert Short Duration Income Fund, Calvert Long-Term Income Fund, Calvert Ultra-Short Income Fund and Calvert High Yield Bond Fund)
No. 811-10045 Calvert Impact Fund, Inc. (Calvert Green Bond Fund)

Printed on recycled paper using soy inks

Calvert Income Funds PROSPECTUS CLASS I (INSTITUTIONAL)

January 31, 2016

Ticker

Calvert Income Fund	CINCX
Calvert Short Duration Income Fund	CDSIX
Calvert Long-Term Income Fund	CLDIX
Calvert Ultra-Short Income Fund	CULIX
Calvert High Yield Bond Fund	CYBIX
Calvert Bond Portfolio	CBDIX
Calvert Green Bond Fund	CGBIX

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any State Securities Commission, and neither the SEC nor any State Securities Commission has determined that this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Calvert Income Funds Prospectus
Class I (Institutional)
January 31, 2016

FUND SUMMARY

CALVERT INCOME FUND
Class (Ticker):	I (CINCX)
INVESTMENT OBJECTIVE
The Fund seeks to maximize income, to the extent consistent with preservation of capital, through investment in bonds and income-producing securities.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.52%
Distribution and service (12b-1) fees	None
Other expenses	0.14%
Total annual fund operating expenses	0.66%
Less fee waiver and/or expense reimbursement[2]	(0.02%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.64%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2 The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through January 31, 2018.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $1,000,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$6,540	$20,708	$36,366	$81,859
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 236% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund typically invests at least 65% of its net assets in investment grade, U.S. dollar-denominated debt securities, as assessed at the time of purchase. A debt security is considered investment grade when assigned a credit quality rating of BBB- or higher by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”), including Moody’s Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.
The Fund invests principally in bonds issued by U.S. corporations, the U.S. Government or its agencies, and U.S. government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund also may invest in trust preferred securities, taxable municipal securities, leveraged loans and asset-backed securities (“ABS”), including commercial mortgage-backed securities.
The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include securities such as collateralized mortgage obligations (“CMOs”) and ABS.
The Fund may invest up to 35% of its net assets in below-investment grade, high-yield debt securities (commonly known as “junk bonds”), including distressed securities that are in default. A debt security is considered below investment grade when assigned a credit quality rating below BBB- by Standard & Poor’s or an equivalent rating by another NRSRO, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.
The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts (“ADRs”).
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 1

The Fund uses an active trading strategy, seeking relative value to earn incremental income.
The Fund uses a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts to manage the duration of the Fund and hedge interest rate risk.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-Diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single bond may have greater impact on the Fund than on a diversified fund.
Bond Market Risk. The market prices of bonds held by the Fund may fall.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.
Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by GSEs such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.
Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities, such as credit risk discussed above. The loans in which the Fund will invest are expected to be below-investment-grade quality and to bear interest at a floating rate that resets periodically. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Leveraged loans are usually more credit sensitive than investment-grade securities.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Portfolio Duration Risk. Duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed-income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Illiquid securities also may be difficult to value.
Junk Bond Risk. Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
Defaulted Bonds Risk. For bonds in default (those rated “D” by Standard & Poor’s or the equivalent by another NRSRO), there is a significant risk that these bonds will not achieve their original value.
Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the Advisor. When the Fund purchases unrated securities, it will depend on the Advisor’s analysis of credit risk without the assessment of an NRSRO.
Taxable Municipal Bond Risk. Taxable municipal bonds are subject to credit risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic,

2 CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL)

business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.
Trust Preferred Securities Risk. Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.
Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/09	8.03%
Worst Quarter (of periods shown)	12/31/08	-7.52%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 3

the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Return before taxes	-0.55%	3.42%	3.91%
Return after taxes on distributions	-2.00%	1.94%	2.24%
Return after taxes on distributions and sale of Fund shares	-0.33%	2.01%	2.36%
Barclays U.S. Credit Index (reflects no deduction for fees, expenses or taxes)	-0.77%	4.38%	5.18%
Lipper Corporate Debt Funds BBB Rated Avg. (reflects no deduction for taxes)	-1.71%	4.11%	4.91%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since January 2013
Matthew Duch	Vice President, Portfolio Manager	Since September 2011
Mauricio Agudelo	Portfolio Manager	Since November 2015
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).
All initial purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.
Minimum to Open Fund Account
$1,000,000
Waiver for Retirement Plan Omnibus Accounts. The initial investment minimum is waived for retirement plans that trade through omnibus accounts.

The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.
To Buy Shares
New Accounts (include application) and Subsequent Investments: For wire instructions, call 800-327-2109.
To Sell Shares
Shares may be sold by telephone. Call 800-368-2745.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

4 CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL)

FUND SUMMARY

CALVERT SHORT DURATION INCOME FUND
Class (Ticker):	I (CDSIX)
INVESTMENT OBJECTIVE
The Fund seeks to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income-producing securities.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.45%
Distribution and service (12b-1) fees	None
Other expenses	0.06%
Total annual fund operating expenses	0.51%
Less fee waiver and/or expense reimbursement[2]	(0.02%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.49%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2 The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through January 31, 2018.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $1,000,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$5,010	$15,942	$28,112	$63,651
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 206% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund typically invests at least 65% of its net assets in investment grade, U.S. dollar-denominated debt securities, as assessed at the time of purchase. A debt security is considered investment grade when assigned a credit quality rating of BBB- or higher by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”), including Moody’s Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.
The Fund invests principally in bonds issued by U.S. corporations, the U.S. Government or its agencies, and U.S. government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund also may invest in trust preferred securities, taxable municipal securities, leveraged loans and asset-backed securities (“ABS”), including commercial mortgage-backed securities.
The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include securities such as collateralized mortgage obligations (“CMOs”) and ABS.
The Fund may invest up to 35% of its net assets in below-investment grade, high-yield debt securities (commonly known as “junk bonds”), including distressed securities that are in default. A debt security is considered below investment grade when assigned a credit quality rating below BBB- by Standard & Poor’s or an equivalent rating by another NRSRO, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.
The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts (“ADRs”).
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 5

Under normal circumstances, the Fund’s average portfolio duration will range from one to three years.
The Fund uses an active trading strategy, seeking relative value to earn incremental income.
The Fund uses a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts to manage the duration of the Fund and hedge interest rate risk.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-Diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single bond may have greater impact on the Fund than on a diversified fund.
Bond Market Risk. The market prices of bonds held by the Fund may fall.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.
Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by GSEs such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.
Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities, such as credit risk discussed above. The loans in which the Fund will invest are expected to be below-investment-grade quality and to bear interest at a floating rate that resets periodically. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Leveraged loans are usually more credit sensitive than investment-grade securities.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Portfolio Duration Risk. Duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed-income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Illiquid securities also may be difficult to value.
Junk Bond Risk. Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
Defaulted Bonds Risk. For bonds in default (those rated “D” by Standard & Poor’s or the equivalent by another NRSRO), there is a significant risk that these bonds will not achieve their original value.
Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the Advisor. When the Fund purchases unrated securities, it will depend on the Advisor’s analysis of credit risk without the assessment of an NRSRO.

6 CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL)

Taxable Municipal Bond Risk. Taxable municipal bonds are subject to credit risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.
Trust Preferred Securities Risk. Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.
Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
There were no shareholders in Class I for the period November 7, 2005, through April 21, 2006. Performance results for Class I shares for this period reflect the performance of Class A shares at net asset value. The Fund’s Class A shares are offered in a separate prospectus. Because Class I shares are invested in the same portfolio of securities, returns for Class I shares would have been substantially similar to those of Class A shares and differ only to the extent that the Classes have different expenses; actual Class I share performance would have been higher than Class A share performance because Class I has lower class-specific expenses than Class A.

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 7

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/09	5.16%
Worst Quarter (of periods shown)	12/31/08	-1.45%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Return before taxes	0.80%	2.24%	3.86%
Return after taxes on distributions	-0.22%	1.14%	2.44%
Return after taxes on distributions and sale of Fund shares	0.69%	1.33%	2.48%
Barclays 1-5 Year U.S. Credit Index (reflects no deduction for fees, expenses or taxes)	1.06%	2.55%	4.07%
Lipper Short Investment Grade Debt Funds Avg. (reflects no deduction for taxes)	0.24%	1.33%	2.52%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since January 2013
Matthew Duch	Vice President, Portfolio Manager	Since August 2009
Mauricio Agudelo	Portfolio Manager	Since January 2011
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015

BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).
All initial purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.
Minimum to Open Fund Account
$1,000,000
Waiver for Retirement Plan Omnibus Accounts. The initial investment minimum is waived for retirement plans that trade through omnibus accounts.
The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.
To Buy Shares
New Accounts (include application) and Subsequent Investments: For wire instructions, call 800-327-2109.
To Sell Shares
Shares may be sold by telephone. Call 800-368-2745.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

8 CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL)

FUND SUMMARY

CALVERT LONG-TERM INCOME FUND
Class (Ticker):	I (CLDIX)
INVESTMENT OBJECTIVE
The Fund seeks to maximize income, to the extent consistent with preservation of capital, through investments in longer-dated securities.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)[1]
Management fees[2]	0.52%
Distribution and service (12b-1) fees	None
Other expenses	167.25%
Total annual fund operating expenses	167.77%
Less fee waiver and/or expense reimbursement[3]	(167.22%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.55%
1 Based on actual expenses for the past fiscal year, adjusted for estimates of Class I specific expenses.
2 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
3 The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2017. Direct net operating expenses will not exceed 0.55% for Class I. Calvert has further agreed to contractually limit direct net annual fund operating expenses for Class I to 2.00% through January 31, 2026. Only the Board of Trustees of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders. The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through January 31, 2018.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $1,000,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$5,622	$48,665	$94,329	$221,029
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 290% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund typically invests at least 65% of its net assets in investment grade, U.S. dollar-denominated debt securities, as assessed at the time of purchase. A debt security is considered investment grade when assigned a credit quality rating of BBB- or higher by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”), including Moody’s Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.
The Fund invests principally in bonds issued by U.S. corporations, the U.S. Government or its agencies, and U.S. government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund also may invest in trust preferred securities, taxable municipal securities, leveraged loans and asset-backed securities (“ABS”), including commercial mortgage-backed securities.
The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include securities such as collateralized mortgage obligations (“CMOs”) and ABS.
The Fund may invest up to 35% of its net assets in below-investment grade, high-yield debt securities (commonly known as “junk bonds”), including distressed securities that are in default. A debt security is considered below investment grade when assigned a credit quality rating below BBB- by Standard & Poor’s or an equivalent rating by another NRSRO, or if

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 9

unrated, considered to be of comparable credit quality by the Fund’s Advisor.
The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts (“ADRs”).
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
Under normal circumstances, the Fund will have a dollar-weighted average portfolio maturity of ten years or more.
The Fund uses an active trading strategy, seeking relative value to earn incremental income.
The Fund uses a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts to manage the duration of the Fund and hedge interest rate risk.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-Diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single bond may have greater impact on the Fund than on a diversified fund.
Bond Market Risk. The market prices of bonds held by the Fund may fall.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.

Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by GSEs such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.
Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities, such as credit risk discussed above. The loans in which the Fund will invest are expected to be below-investment-grade quality and to bear interest at a floating rate that resets periodically. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Leveraged loans are usually more credit sensitive than investment-grade securities.
Management Risk. Individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Portfolio Maturity Risk. Average weighted portfolio maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers. The average portfolio maturity is weighted according to the dollar amounts invested in the various securities held by a fund. In general, the longer a fund’s average weighted portfolio maturity, the more its share price will fluctuate in response to changing interest rates.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed-income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Illiquid securities also may be difficult to value.
Junk Bond Risk. Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and

10 CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL)

principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
Defaulted Bonds Risk. For bonds in default (those rated “D” by Standard & Poor’s or the equivalent by another NRSRO), there is a significant risk that these bonds will not achieve their original value.
Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the Advisor. When the Fund purchases unrated securities, it will depend on the Advisor’s analysis of credit risk without the assessment of an NRSRO.
Taxable Municipal Bond Risk. Taxable municipal bonds are subject to credit risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.
Trust Preferred Securities Risk. Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.
Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk.Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Performance results for Class I shares prior to January 31, 2015 (the Class I shares’ inception date) reflect the performance of Class A shares at net asset value. The Fund’s Class A shares are offered in a separate prospectus. Because Class I shares are invested in the same portfolio of securities, returns for Class I shares would have been substantially similar to those of Class A shares and differ only to the extent that the Classes have different expenses; actual Class I share performance would have

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 11

been higher than Class A share performance because Class I has lower class-specific expenses than Class A.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	9/30/09	8.33%
Worst Quarter (of periods shown)	6/30/15	-6.81%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Return before taxes	-3.34%	5.21%	7.22%
Return after taxes on distributions	-4.71%	3.07%	4.92%
Return after taxes on distributions and sale of Fund shares	-1.90%	3.29%	4.83%
Barclays Long U.S. Credit Index (reflects no deduction for fees, expenses or taxes)	-4.56%	6.49%	6.19%
Lipper BBB-Rated Corporate Debt Funds Average (reflects no deduction for taxes)	-1.71%	4.11%	4.91%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since January 2013
Matthew Duch	Vice President, Portfolio Manager	Since September 2011
Mauricio Agudelo	Portfolio Manager	Since January 2011
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available from www.calvert.com or by calling 800-368-2748).
All initial purchases must be made by bank wire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.
Minimum to Open Fund Account
$1,000,000
Waiver for Retirement Plan Omnibus Accounts. The initial investment minimum is waived for retirement plans that trade through omnibus accounts.
The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.
To Buy Shares
New Accounts (include application) and Subsequent Investments: For wire instructions, call 800-327-2109.
To Sell Shares
Shares may be sold by telephone. Call 800-368-2745.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

12 CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL)

FUND SUMMARY

CALVERT ULTRA-SHORT INCOME FUND
Class (Ticker):	I (CULIX)
INVESTMENT OBJECTIVE
The Fund seeks to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income-producing securities.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.42%
Distribution and service (12b-1) fees	None
Other expenses	0.71%
Total annual fund operating expenses	1.13%
Less fee waiver and/or expense reimbursement[2]	(0.63%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.50%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2 The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2017. Direct net operating expenses will not exceed 0.50% for Class I. Only the Board of Trustees of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders. The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through January 31, 2018.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $1,000,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$4,704	$29,044	$55,535	$131,272

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a portfolio of floating-rate securities (e.g., corporate floating-rate securities) and securities with durations of less than or equal to one year. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.
The Fund typically invests at least 65% of its net assets in investment grade, U.S. dollar-denominated debt securities, as assessed at the time of purchase. A debt security is investment grade when assigned a credit quality rating of BBB- or higher by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or an equivalent rating by another nationally recognized statistical rating organization (‘‘NRSRO”), including Moody’s Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.
The Fund invests principally in bonds issued by U.S. corporations, the U.S. Government or its agencies, and U.S. government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund also may invest in trust preferred securities, taxable municipal securities, leveraged loans and asset-backed securities (“ABS”), including commercial mortgage-backed securities.
The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include securities such as collateralized mortgage obligations (“CMOs”) and ABS.
The Fund may invest up to 35% of its net assets in below-investment grade, high-yield debt securities (commonly known as “junk bonds”), including distressed securities that are in default. A debt security is below investment grade when assigned a credit quality rating below BBB- by Standard & Poor’s or an equivalent rating by another NRSRO, or if unrated,

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 13

considered to be of comparable credit quality by the Fund’s Advisor.
The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts (“ADRs”).
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
Under normal circumstances, the Fund’s average portfolio duration will be less than one year.
The Fund uses an active trading strategy, seeking relative value to earn incremental income.
The Fund uses a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts to manage the duration of the Fund and hedge interest rate risk.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-Diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single bond may have greater impact on the Fund than on a diversified fund.
Bond Market Risk. The market prices of bonds held by the Fund may fall.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.

Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by GSEs such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.
Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities, such as credit risk discussed above. The loans in which the Fund will invest are expected to be below-investment-grade quality and to bear interest at a floating rate that resets periodically. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Leveraged loans are usually more credit sensitive than investment-grade securities.
Management Risk. The individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Because a significant portion of securities held by the Fund may have variable or floating interest rates, the amounts of the Fund’s monthly distributions to shareholders are expected to vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to shareholders will likewise decrease.
Portfolio Duration Risk. Duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Lag Risk for Interest Payments. There may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment for a floating-rate security, which could harm or benefit the Fund, depending on the circumstances. For example, a floating-rate security that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates. In a declining interest rate environment, however, the Fund would benefit from the lag since the Fund would not immediately be impacted by a decline in interest rates.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired

14 CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL)

level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed-income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Illiquid securities also may be difficult to value.
Junk Bond Risk. Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
Defaulted Bonds Risk. For bonds in default (rated “D” by Standard & Poor’s or the equivalent by another NRSRO), there is a significant risk that these bonds will not achieve their original value.
Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the Advisor. When the Fund purchases unrated securities, it will depend on the Advisor’s analysis of credit risk without the assessment of an NRSRO.
Taxable Municipal Bond Risk. Taxable municipal bonds are subject to credit risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.
Trust Preferred Securities Risk. Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.
Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 15

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Performance results for Class I shares prior to January 31, 2014 (the Class I shares’ inception date) reflect the performance of Class A shares at net asset value. The Fund’s Class A shares are offered in a separate prospectus. Because Class I shares are invested in the same portfolio of securities, returns for Class I shares would have been substantially similar to those of Class A shares and differ only to the extent that the Classes have different expenses; actual Class I share performance would have been higher than Class A share performance because Class I has lower class-specific expenses than Class A.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/09	3.25%
Worst Quarter (of periods shown)	9/30/11	-0.78%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	Since Inception (10/31/06)
Return before taxes	0.62%	0.98%	2.54%
Return after taxes on distributions	0.16%	0.52%	1.75%
Return after taxes on distributions and sale of Fund shares	0.35%	0.57%	1.67%
Barclays Short Treasury Index 9-12 months (reflects no deduction for fees, expenses or taxes)	0.20%	0.27%	1.51%
Lipper Ultra-Short Obligations Funds Avg. (reflects no deduction for taxes)	0.13%	0.66%	1.61%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since July 2012
Matthew Duch	Vice President, Portfolio Manager	Since September 2011
Mauricio Agudelo	Portfolio Manager	Since January 2011
Brian S. Ellis, CFA	Portfolio Manager	Since March 2015
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available from www.calvert.com or by calling 800-368-2748).
All initial purchases must be made by bank wire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.
Minimum to Open Fund Account
$1,000,000
Waiver for Retirement Plan Omnibus Accounts. The initial investment minimum is waived for retirement plans that trade through omnibus accounts.
The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.
To Buy Shares
New Accounts (include application) and Subsequent Investments: For wire instructions, call 800-327-2109.
To Sell Shares
Shares may be sold by telephone. Call 800-368-2745.

16 CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL)

TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 17

FUND SUMMARY

CALVERT HIGH YIELD BOND FUND
Class (Ticker):	I (CYBIX)
INVESTMENT OBJECTIVE
The Fund seeks high current income and capital appreciation, secondarily.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.77%
Distribution and service (12b-1) fees	None
Other expenses	0.18%
Total annual fund operating expenses	0.95%
Less fee waiver and/or expense reimbursement[2]	(0.21%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.74%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2 The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2017. Direct net operating expenses will not exceed 0.74% for Class I. Only the Board of Trustees of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders. The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through January 31, 2018.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $1,000,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$7,558	$27,968	$50,296	$114,526

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 198% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in high-yield, high-risk bonds, with varying maturities, including distressed securities that are in default. The Fund’s duration and maturity will be managed tactically based on the Advisor’s outlook for the fixed-income markets. For its investments, the Fund seeks to identify high yield bonds of companies that have the ability to make timely payments of principal and interest. Using fundamental credit analysis of companies, the Fund seeks to invest in companies whose financial condition gives them greater value relative to other companies in the high yield market, providing the further potential for capital appreciation. Consequently, capital appreciation is a secondary objective of the Fund. Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in high yield, high risk bonds, also known as “junk” bonds. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.
The Advisor will actively manage the Fund to take advantage of relative values of various sectors of the high yield market in order to seek high current income and secondarily, capital appreciation. The Fund will buy and sell securities based on its overall objective of achieving the highest possible total return.
The Fund also may invest in trust preferred securities, taxable municipal securities, leveraged loans and asset-backed securities (“ABS”), including commercial mortgage-backed securities. In addition, the Fund may invest in foreign debt securities.
The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include securities such as collateralized mortgage obligations (“CMOs”) and ABS.
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.

18 CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL)

Under certain market conditions, the Fund may opportunistically use a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts to manage the duration of the Fund and hedge interest rate risk.
When a corporation issues a bond, it generally submits the security to one or more nationally recognized statistical rating organizations (“NRSROs”), such as Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Ratings Services (“Standard & Poor’s”). These services evaluate the creditworthiness of the issuer and assign a rating, based on their evaluation of the issuer’s ability to repay the bond. Bonds with ratings below Baa3 (Moody’s) or BBB- (Standard & Poor’s) are considered below investment grade and are commonly referred to as junk bonds. Some bonds are not rated at all. The Advisor determines the comparable rating quality of bonds that are not rated.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-Diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single bond may have greater impact on the Fund than on a diversified fund.
Bond Market Risk. The market prices of bonds held by the Fund may fall.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Junk Bond Risk. Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.
Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.
Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities, such as credit risk discussed above. The loans in which the Fund will invest are expected to be below-investment-grade quality and to bear interest at a floating rate that resets periodically. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Leveraged loans are usually more credit sensitive than investment-grade securities.
Management Risk. The individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Portfolio Duration Risk. Duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed-income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Illiquid securities also may be difficult to value.

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 19

Defaulted Bonds Risk. For bonds in default (rated “D” by Standard & Poor’s or the equivalent by another NRSRO), there is a significant risk that these bonds will not achieve their original value.
Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the Advisor. When the Fund purchases unrated securities, it will depend on the Advisor’s analysis of credit risk without the assessment of an NRSRO.
Taxable Municipal Bond Risk. Taxable municipal bonds are subject to credit risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.
Trust Preferred Securities Risk. Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders of such securities to sell their holdings.
Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Pursuant to an Agreement and Plan of Reorganization, Class I shares of Calvert High Yield Bond Fund, a series of Summit Mutual Funds, Inc. (“SMF Calvert High Yield Bond Fund”), were reorganized into the Class I shares of an identical and newly created series of The Calvert Fund, Calvert High Yield Bond Fund, which commenced operations on September 18, 2009. The performance results prior to September 18, 2009, for Class I shares reflect the performance of SMF Calvert High Yield Bond Fund.

20 CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL)

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	6/30/09	11.06%
Worst Quarter (of periods shown)	12/31/08	-14.15%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Return before taxes	-2.13%	5.21%	6.17%
Return after taxes on distributions	-4.41%	2.44%	3.46%
Return after taxes on distributions and sale of Fund shares	-1.24%	2.89%	3.68%
BofA Merrill Lynch High Yield Master II Index (reflects no deduction for fees, expenses or taxes)	-4.64%	4.84%	6.81%
Lipper High Yield Funds Average(reflects no deduction for taxes)	-4.09%	4.08%	5.58%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since January 2013
Matthew Duch	Vice President, Portfolio Manager	Since March 2010
Mauricio Agudelo	Portfolio Manager	Since November 2015
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).
All initial purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.
Minimum to Open Fund Account
$1,000,000
Waiver for Retirement Plan Omnibus Accounts. The initial investment minimum is waived for retirement plans that trade through omnibus accounts.
The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.
To Buy Shares
New Accounts (include application) and Subsequent Investments: For wire instructions, call 800-327-2109.
To Sell Shares
Shares may be sold by telephone. Call 800-368-2745.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 21

FUND SUMMARY

CALVERT BOND PORTFOLIO
Class (Ticker):	I (CBDIX)
INVESTMENT OBJECTIVE
The Fund seeks to provide as high a level of current income as is consistent with preservation of capital through investment in bonds and other debt securities.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.47%
Distribution and service (12b-1) fees	None
Other expenses	0.06%
Total annual fund operating expenses	0.53%
Less fee waiver and/or expense reimbursement[2]	(0.02%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.51%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2 The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through January 31, 2018.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $1,000,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$5,214	$16,579	$29,216	$66,095
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 241% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund uses an active trading strategy, seeking relative value to earn incremental income. Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in bonds. Bonds include debt securities of any maturity. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. At least 80% of the Fund’s net assets will be invested in investment grade debt securities. A debt security is investment grade when assigned a credit quality rating of BBB- or higher by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or an equivalent rating by another nationally recognized statistical rating organization (‘‘NRSRO”), including Moody’s Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.
The Fund invests principally in bonds issued by U.S. corporations, the U.S. Government or its agencies, and U.S. government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund also may invest in trust preferred securities, taxable municipal securities, leveraged loans and asset-backed securities (“ABS”), including commercial mortgage-backed securities.
The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include securities such as collateralized mortgage obligations (“CMOs”) and ABS.
The Fund may invest up to 20% of its net assets in below-investment grade, high-yield debt securities (commonly known as “junk bonds”), including distressed securities that are in default. A debt security is below investment grade when assigned a credit quality rating below BBB- by Standard & Poor’s or an equivalent rating by another NRSRO, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.
The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts (“ADRs”).
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater

22 CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL)

percentage of its assets in a particular issuer than a “diversified” fund.
The Fund uses an active trading strategy, seeking relative value to earn incremental income.
The Fund uses a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts to manage the duration of the Fund and hedge interest rate risk.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-Diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single bond may have greater impact on the Fund than on a diversified fund.
Bond Market Risk. The market prices of bonds held by the Fund may fall.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.
Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by GSEs such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.
Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities, such as credit risk discussed above. The loans in which the Fund will invest are expected to be below-investment-grade quality and to bear interest at a floating rate that resets periodically. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Leveraged loans are usually more credit sensitive than investment-grade securities.
Management Risk. The individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Portfolio Duration Risk. Duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed-income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Illiquid securities also may be difficult to value.
Junk Bond Risk. Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
Defaulted Bonds Risk. For bonds in default (rated “D” by Standard & Poor’s or the equivalent by another NRSRO), there is a significant risk that these bonds will not achieve their original value.
Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the Advisor. When the Fund purchases unrated securities, it will depend on the Advisor’s analysis of credit risk without the assessment of an NRSRO.

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 23

Taxable Municipal Bond Risk. Taxable municipal bonds are subject to credit risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.
Trust Preferred Securities Risk. Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders of such securities to sell their holdings.
Asset-Backed Security Risk. The value of investments in asset-backed securities is subject to interest rate risk and credit risk. Asset-backed securities are also subject to prepayment risk and extension risk.
Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance has varied from year to year. The table compares the Fund’s performance over time with that of its current benchmark, its former benchmark and a performance average of similar mutual funds. The Fund changed its benchmark from the Barclays U.S. Credit Index to the Barclays U.S. Aggregate Bond Index because the Adviser believes that the Barclays U.S. Aggregate Bond Index is more representative of the investment approach used to manage the Fund and better reflects the universe of securities in which the Fund invests. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

24 CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL)

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	9/30/09	5.73%
Worst Quarter (of periods shown)	12/31/08	-3.55%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

Average Annual Total Returns (as of 12/31/15)	1 Year	5 Years	10 Years
Return before taxes	0.54%	3.88%	4.48%
Return after taxes on distributions	-0.73%	2.44%	2.83%
Return after taxes on distributions and sale of Fund shares	0.30%	2.40%	2.84%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	4.51%
Barclays U.S. Credit Index (reflects no deduction for fees, expenses or taxes)	-0.77%	4.38%	5.18%
Lipper Corporate Debt Funds A Rated Average (reflects no deduction for taxes)	-0.92%	3.91%	4.41%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since January 2013
Matthew Duch	Vice President, Portfolio Manager	Since January 2011
Mauricio Agudelo	Portfolio Manager	Since November 2015
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).
All initial purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.
Minimum to Open Fund Account
$1,000,000
Waiver for Retirement Plan Omnibus Accounts. The initial investment minimum is waived for retirement plans that trade through omnibus accounts.
The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.
To Buy Shares
New Accounts (include application) and Subsequent Investments: For wire instructions, call 800-327-2109.
To Sell Shares
Shares may be sold by telephone. Call 800-368-2745.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 25

FUND SUMMARY

CALVERT GREEN BOND FUND
Class (Ticker):	I (CGBIX)
INVESTMENT OBJECTIVE
The Fund seeks to maximize income, to the extent consistent with preservation of capital, primarily through investment in bonds.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.42%
Distribution and service (12b-1) fees	None
Other expenses	0.36%
Total annual fund operating expenses	0.78%
Less fee waiver and/or expense reimbursement[2]	(0.28%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.50%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2 The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2017. Direct net operating expenses will not exceed 0.50% for Class I. Only the Board of Directors of the Fund may terminate the Fund’s expense cap before the contractual period expires, upon 60 days’ prior notice to shareholders. The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive 0.02% of the administrative fee through January 31, 2018.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $1,000,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$5,113	$21,899	$40,364	$93,794

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. During the most recent fiscal year (which was an eleven-month period), the Fund’s portfolio turnover rate was 444% of its portfolio’s average value.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in “green” bonds. Bonds include debt securities of any maturity. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The Fund typically invests at least 65% of its net assets in investment grade, U.S. dollar-denominated debt securities, as assessed at the time of purchase. A debt security is considered investment grade when assigned a credit quality rating of BBB- or higher by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or an equivalent rating by another nationally recognized statistical rating organization (‘‘NRSRO”), including Moody’s Investors Service or Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.
The Fund primarily invests in a broad range of fixed-income securities, including, but not limited to, corporate bonds, project bonds, U.S. government securities, taxable municipal securities and mortgage-backed or other asset backed-securities (“ABS”), including commercial mortgage-backed securities. The Fund may also invest in below-investment grade, high-yield debt securities (commonly known as “junk bonds”), including distressed securities that are in default. The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include securities such as collateralized mortgage obligations (“CMOs”) and ABS.
The Fund seeks to invest primarily in “green” investments. The Fund defines “green” investments to include securities of companies that develop or provide products or services that seek to provide environmental solutions and/or support efforts to reduce their own environmental footprint; bonds that support environmental projects; structured securities that are collateralized by assets supporting environmental themes; and securities that, in the opinion of the Fund’s Advisor, have no more than a negligible direct environmental impact, which may include securities issued by the U.S. government or its agencies, and U.S. government-sponsored entities.

26 CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL)

The Fund may also invest up to 25% of its net assets in foreign debt securities. Foreign debt securities include American Depositary Receipts (“ADRs”).
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
The Fund uses an active trading strategy, seeking relative value to earn incremental income.
The Fund uses a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts to manage the duration of the Fund and hedge interest rate risk.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles, which include the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues, are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-Diversification Risk. Because the Fund may hold securities of a smaller number of issuers or may invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single bond may have greater impact on the Fund than on a diversified fund.
“Green” Investing Risk. Investing primarily in green investments carries the risk that, under certain market conditions, the Fund may underperform funds that invest in a broader array of investments. In addition, some green investments may be dependent on government tax incentives and subsidies, and on political support for certain environmental technologies and companies. The green sector may also have challenges such as a limited number of issuers and liquidity in the market, including a robust secondary market.
Bond Market Risk. The market prices of bonds held by the Fund may fall.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.
Mortgage-Backed Security Risk (Government-Sponsored Enterprises). Debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.
Management Risk. The individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Portfolio Duration Risk. Duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed-income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Illiquid securities also may be difficult to value.
Junk Bond Risk. Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
Defaulted Bonds Risk. For bonds in default (rated “D” by Standard & Poor’s or the equivalent by another NRSRO), there is a significant risk that these bonds will not achieve their original value.
Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable credit quality by the Advisor. When the Fund purchases unrated securities, it will depend on the Advisor’s analysis of credit risk without the assessment of an NRSRO.
Taxable Municipal Bond Risk. Taxable municipal bonds are subject to credit risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 27

portion of its assets in the bonds of similar projects or industrial development bonds.
Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge.
Performance
The following bar chart and table show the Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance has varied from year to year. The table compares the Fund’s performance over time with that of a benchmark and a performance average of similar mutual funds. The performance reflected in the bar chart and table assumes the reinvestment of dividends and capital gains distributions, if any.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.
Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	3/31/15	1.79%
Worst Quarter (of periods shown)	6/30/15	-1.84%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.

28 CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL)

Average Annual Total Returns (as of 12/31/15)	1 Year	Since Inception (10/31/13)
Return before taxes	0.19%	2.06%
Return after taxes on distributions	-0.67%	1.11%
Return after taxes on distributions and sale of Fund shares	0.10%	1.14%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	2.53%
Lipper Corporate Debt Funds A Rated Avg. (reflects no deduction for taxes)	-0.92%	2.62%
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc.  (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since October 2013
Matthew Duch	Vice President, Portfolio Manager	Since November 2015
Mauricio Agudelo	Portfolio Manager	Since October 2013
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).
All initial purchases must be made by bankwire or ACH funds transfer (each an “electronic funds transfer”) in U.S. dollars.
Minimum to Open Fund Account
$1,000,000
Waiver for Retirement Plan Omnibus Accounts. The initial investment minimum is waived for retirement plans that trade through omnibus accounts.
The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.
To Buy Shares
New Accounts (include application) and Subsequent Investments: For wire instructions, call 800-327-2109.
To Sell Shares
Shares may be sold by telephone. Call 800-368-2745.

TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 29

MORE INFORMATION ON FEES AND EXPENSES
Management Fees
Management fees include the advisory fee paid by the Fund to the Advisor and the administrative fee paid by the Fund to Calvert Investment Administrative Services, Inc., an affiliate of the Advisor. With respect to the amount of each Fund’s advisory fee, see “Advisory Fees” in this Prospectus.
The administrative fees (as a percentage of the Fund’s net assets) paid for each Fund for the most recent fiscal year are as follows.

Fund	Administrative Fee[1]
Calvert Income Fund	0.10%
Calvert Short Duration Income Fund	0.10%
Calvert Long-Term Income Fund	0.10%
Calvert Ultra-Short Income Fund	0.10%
Calvert High Yield Bond Fund	0.10%
Calvert Bond Portfolio	0.10%
Calvert Green Bond Fund	0.10%
1Commencing February 1, 2016, the administrative fee for each share class of each fund listed above is 0.12%. Calvert has agreed to contractually waive 0.02% (2 basis points) of the administrative fee through January 31, 2018.
Other Expenses
“Other expenses” include custodial, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the Advisor) that provide recordkeeping and other administrative services. The amount paid to third parties for subtransfer agent/recordkeeping services varies depending on the share class and services provided, but the Fund will not pay more than 0.10% of its average net assets attributable to any such third-party service provider.
Contractual Fee Waivers and/or Expense Reimbursements
Calvert has agreed to contractually limit the direct net annual fund operating expenses in each Fund to the amounts listed in the table below through January 31, 2017. Only the Board of Trustees/Directors of the Fund may terminate an expense cap before the contractual period expires, upon 60 days’ prior notice to shareholders.

Fund
Calvert Income Fund	0.84%
Calvert Short Duration Income Fund	0.75%
Calvert Long-Term Income Fund	0.55%
Calvert Ultra-Short Income Fund	0.50%
Calvert High Yield Bond Fund	0.74%
Calvert Green Bond Fund	0.50%
Where Calvert has contractually agreed to a fee waiver and/or expense reimbursement, the Example in the respective Fund Summary reflects the expense limits set forth in the fee table but only through the contractual date. Under the terms of the contractual expense limitation, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. No Fund expects to incur a material amount of interest expense in the fiscal year.
In addition to the expense limitations set forth in the table above, Calvert has also agreed to contractually limit direct net operating expenses to 3.00% for Class I shares of Calvert Ultra-Short Income Fund through January 31, 2025, and 2.00% for Class I shares of Calvert Long-Term Income Fund through January 31, 2026. Only the Board of Trustees/Directors of the Fund may terminate an expense limitation before the contractual period expires.
See “Investment Advisor” in the respective Fund’s SAI for more information.
Example
The Example in the respective fund summary for each Fund also assumes that you reinvest all dividends and distributions.

30 CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL)

MORE INFORMATION ON INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS
Investment Objective
The investment objective of each Fund may be changed by the Fund’s Board of Trustees/Directors without shareholder approval.
Principal Investment Strategies (Calvert Income Fund, Calvert Short Duration Income Fund, Calvert Long-Term Income Fund, Calvert Ultra-Short Income Fund, Calvert Bond Portfolio and Calvert Green Bond Fund)
With a change in rating of a debt security, the Advisor will review the security’s fundamentals with the credit research team and determine its position on the security, given its fundamental outlook for the security and the price at which the security then trades. This is consistent with the Advisor’s relative value approach to investing in all securities. A downgrade/upgrade in a security’s credit quality rating is not an automatic signal to sell/buy that security.
The Funds’ investments may have all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Each Fund will invest in instruments with principal payments that are both fixed and variable.
The sell discipline is one that seeks to maximize relative value by liquidating securities that have outperformed comparable investments, swapping them for cheaper securities with more upside potential and by reducing portfolio risk by selling securities that, in the Advisor’s opinion, have weakened, when considering credit risks and the overall economic outlook.
Principal Investment Strategies (Calvert High Yield Bond Fund)
The Advisor will actively manage the Fund to take advantage of relative values of various sectors of the high yield market in order to seek high current income and secondarily, capital appreciation. Among the factors that are important in the Advisor’s securities selection are credit fundamentals and technical trading factors. The Advisor researches the bonds it purchases to make its own determination of the issuer’s creditworthiness and underlying strength. By using this strategy, the Advisor seeks to outperform the high yield bond market as a whole by choosing individual securities that may be overlooked by other investors, or bonds that are likely to improve in credit quality.
The Advisor makes a decision to sell a portfolio security held by the Fund when (1) the security has appreciated in value due to market conditions and the issuing company’s financial condition; (2) the issuing company’s financial position indicates the company will not perform well and the price of the security could fall; or (3) the Advisor identifies another security that is potentially more valuable for current income or capital appreciation compared to securities held by the Fund.
Brief Discussion About Maturity and Duration
A bond's maturity is the length of time until the principal must be paid back. For example, a 10-year bond will earn interest for 10 years from the date it is purchased. At the end of that time period, the bond's principal is repaid to the owner of the bond and interest payments cease.
Average weighted portfolio maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers. The average portfolio maturity is weighted according to the dollar amounts invested in the various securities by the fund. In general, the longer a fund's average weighted portfolio maturity, the more its share price will fluctuate in response to changing interest rates.
Bonds with longer maturities tend to carry higher repayment risk than bonds with shorter maturities. This is one reason why longer-maturity bonds typically pay higher interest rates than shorter-maturity bonds. Similarly, funds that invest in bonds with longer maturities are subject to higher repayment risk, but will typically pay higher dividends than funds that invest in bonds with shorter maturities.
Duration is a measure that estimates the sensitivity of a bond’s price relative to interest rate changes. Duration is often expressed as a period of time (i.e., 6 months, 1 year, etc.). In general, the longer a bond’s duration, the more volatility an investor should expect. The market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. Similarly, a fund with a 3-year average portfolio duration means the fund would be expected to increase in value by 3% if interest rates fell 1%.
Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Because different factors are considered when calculating maturity and duration, a bond’s duration is often shorter than its maturity and can at times be significantly shorter than the maturity. As interest rates decline, duration tends to increase.

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 31

Further Description of Investment Strategies and Techniques
A concise description of each Fund’s principal investment strategies and principal risks is provided under the respective Fund Summary for each Fund. On the following pages are further descriptions of these principal investment strategies and techniques, as well as certain non-principal investment strategies and techniques of the Funds, along with their associated risks. Each Fund has additional non-principal investment policies and restrictions, which are discussed under “Non-Principal Information on Investment Policies and Risks” in the respective Fund’s SAI. The “Glossary of Certain Investment Risks” provides more detailed information about the risks that are referred to in this section.
For certain investment strategies listed, the table below shows a Fund’s limitations as a percentage of either its net or total assets. Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund’s Annual or Semi-Annual Reports. (Please see the pages of this Prospectus following the table for descriptions of the investment strategies and the principal types of risks involved. Explanatory information about certain investment strategies of specific Funds is also provided below.)

	Calvert Income Fund	Calvert Short Duration Income Fund	Calvert Long-Term Income Fund	Calvert Ultra-Short Income Fund	Calvert High Yield Bond Fund	Calvert Bond Portfolio	Calvert Green Bond Fund
Investment Techniques
Active Trading Strategy/Turnover	µ	µ	µ	µ	µ	µ	µ
Temporary Defensive Positions	❑	❑	❑	❑	❑	❑	❑
Hedging Strategies	µ	µ	µ	µ	µ	µ	µ
Exchange-Traded Funds	❑	❑	❑	❑	❑	❑	❑
Securities Lending	❑	❑	❑	❑	❑	❑	❑
Repurchase Agreements	❑	❑	❑	❑	❑	❑	❑
Conventional Securities
Foreign securities	25N	25N	25N	25N	20N1	25N	25N
Investment grade bonds	µ	µ	µ	µ	❑	µ	µ
Below-investment grade, high-yield bonds	35N	35N	35N	35N	µ	35N5	35N5
Unrated debt securities	µ	µ	µ	µ	µ	µ	µ
Illiquid securities	15N	15N	15N	15N	15N	15N	15N
Asset-backed securities	µ	µ	µ	µ	10N	µ	µ
Mortgage-backed securities	µ	µ	µ	µ	10N	µ	µ
Leveraged Derivative Instruments
Currency contracts	❑	❑	❑	❑	❑	❑	❑
Options on securities and indices	❑	❑	❑	❑	5T2	5T4	❑
Futures contracts	5N3	5N3	5N3	5N3	5N3	5N3	5N3
1 Calvert High Yield Bond Fund may invest without limitation in securities (payable in U.S. Dollars) of foreign issuers and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The Fund may invest up to 20% of its net assets in non-U.S. dollar-denominated fixed income securities principally traded in financial markets outside of the United States.
2 Calvert High Yield Bond Fund may engage in certain limited options strategies as hedging techniques as it relates to options on futures contracts. These options strategies are limited to selling/writing call option contracts on futures contracts on such securities held by the Fund (covered calls). The Fund may purchase call option contracts to close out a position acquired through the sale of a call option. The Fund will only write options that are traded on a domestic exchange or board of trade.
The Fund may write and purchase covered put and call options on securities in which it may directly invest. Option transactions will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Fund’s total assets.
3 Based on initial margin required to establish position.
4 Based on net premium payments.
5 Excludes any High Social Impact Investments.

32 CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL)

Key to Table

µ	Portfolio currently uses as a principal investment strategy

❑	Permitted, but not a principal investment strategy

xN	Allowed up to x% of Portfolio’s net assets

xT	Allowed up to x% of Portfolio’s total assets

NA	Not applicable to this Fund
Description of Investment Strategies and Associated Risks
The investment strategies listed in the table above are described below, and the principal types of risk involved with each strategy are listed. See the “Glossary of Certain Investment Risks” for definitions of these risk types.

Investment Techniques and Associated Risks

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a Fund to have higher portfolio turnover compared to other funds, exceeding 100%, and may translate to higher transaction costs, such as commissions and custodian and settlement fees, and lower returns. Because this strategy may cause the Fund to have a relatively high amount of short-term capital gains, which generally are taxable at the ordinary income tax rate, it may increase an investor’s tax liability.
Risks: Opportunity, Market and Transaction

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by holding cash and investing in cash equivalents. During times of any temporary defensive position, a Fund may not be able to achieve its investment objective.
Risks: Opportunity

Securities Lending.  The Fund may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government as collateral.
Risks: Credit and Market

Hedging Strategies. The hedging technique of purchasing and selling U.S. Treasury securities and related futures contracts may be used for the limited purpose of managing duration and hedging interest rate risk.
Risks: Correlation and Opportunity

Exchange-Traded Funds (“ETFs”) are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) but whose underlying assets are stocks selected to track a particular index. A Fund may invest in ETFs to gain broad market or sector exposure or when the Advisor believes share prices of ETFs offer attractive value.
Risks: Correlation and Market

Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price.
Risks: Credit and Market

Conventional Securities and Associated Risks

Foreign securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated.
Risks: Market, Currency, Transaction, Liquidity, Information and Political

Investment grade bonds. Bonds rated BBB-/Baa3 or higher in credit quality by Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service (“Moody’s”), or assigned an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”), including Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor or Subadvisor.
Risks: Interest Rate, Duration, Market and Credit

Below-investment grade, high-yield bonds. Bonds rated below BBB-/Baa3 by S&P or Moody’s, or assigned an equivalent rating by an NRSRO, or unrated bonds determined by the Fund’s Advisor to be of comparable quality are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Junk bonds generally offer higher interest payments because the company that issues the bond is at greater risk of default (failure to repay the bond).  This may be because the issuer is small or new to the market, has financial difficulties, or has a greater amount of debt.
Risks: Credit, Market, Interest Rate, Duration, Liquidity and Information

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 33

Unrated debt securities. Bonds that have not been rated by an NRSRO; the Advisor has determined the credit quality based on its own research.	Risks: Credit, Market, Interest Rate, Duration, Liquidity and Information

Illiquid securities. Securities which cannot be readily sold because there is no active market. High Social Impact Investments are illiquid.	Risks: Liquidity, Market and Transaction

Asset-backed securities. Securities backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality.
Risks: Credit, Interest Rate and Liquidity
Mortgage-backed securities. Securities backed by pools of mortgages, including senior classes of collateralized mortgage obligations (“CMOs”).	Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate

Leveraged Derivative Instruments and Associated Risks

Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.	Risks: Currency, Leverage, Correlation, Liquidity and Opportunity

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within or at a specified time. In the case of writing options, a Fund will write call options only if it already owns the security (if it is “covered”). A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price.
Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit, Opportunity and Regulatory

Futures contracts. Agreements to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date.	Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Opportunity and Regulatory
Explanation of Investment Strategies Used by Certain Funds

All Funds
Securities Issued by Government-Sponsored Enterprises. The Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation “FHLMC”) are government-sponsored enterprises (“GSEs”) that issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. In 2008, the FNMA and FHLMC were placed into conservatorship and are currently operated by the Federal Housing Finance Agency.
CMO and ABS. The Funds may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include securities such as collateralized mortgage obligations (“CMOs”) and structured asset-backed securities (“ABS”). The holder of an interest in a CMO or ABS is entitled to receive specified cash flows from a pool of underlying assets. Depending upon the CMO or structured ABS class purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay CMO or structured ABS classes with a lower priority of payment or, alternatively, the holder may be paid only after the cash flow has been used to pay CMO or structured ABS classes with a higher priority of payment.

34 CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL)

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. To the extent a Fund uses futures, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”) and therefore neither the Advisor nor the Fund anticipate being subject to registration or regulation as a commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the CEA as a result of the Fund’s activities. However, should the Advisor fail to use futures in accordance with Rule 4.5, then the Advisor would be subject to registration (if not already registered) and regulation in its capacity as the Fund’s CPO or CTA, and the Fund would be subject to regulation under the CEA. A Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.
Repurchase Agreements. Repurchase agreements are arrangements under which a Fund buys a security, and the seller simultaneously agrees to repurchase that security at a mutually agreed upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase the security. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security may lose value before it can be sold.
Securities Lending. The Fund may lend securities with a value up to one-third of its total assets to certain financial institutions and broker/dealers that provide cash or securities issued or guaranteed by the U.S. Government as collateral. All incremental income generated from such activities will be accrued to the Fund. Unless market practice otherwise permits, the collateral for any such permissible securities lending activities will include cash or cash-equivalent collateral of at least (i) 100% for U.S. government securities (including securities issued by U.S. agencies and instrumentalities), sovereign debt issued by non-U.S. governments, and non-U.S. corporate debt securities, (ii) 102% for U.S. equity securities and U.S. corporate debt securities, and (iii) 105% for non-U.S. equity securities, which in each case, are marked to market on a daily basis. There is a risk that the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.
ADRs. American Depositary Receipts (“ADRs”) are certificates evidencing an ownership interest in shares issued by a foreign company that are held by a custodian bank in the company’s home country. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The Funds may invest in either sponsored or unsponsored ADRs.

All Funds except Calvert Green Bond Fund
Leveraged Loans. Leveraged loans are business loans made to borrowers that typically have interest rates that periodically adjust to a generally recognized base rate, such as the London Interbank Offered Rate or the prime rate as set by the Federal Reserve. Such loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. Leveraged loans, generally made by banks and other lending institutions, are made to corporations, partnerships or other entities. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. Leveraged loans typically are of below-investment-grade quality and, compared to investment grade loans, usually pay higher yields, and have higher volatility and higher risk of default on payments of interest or principal. The Funds may invest in leveraged loans by assignment from a lender, or it may invest indirectly through loan participation agreements. There may be a limited amount of public information about the loans in which the Fund invests. The Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to the loans in which the Fund invests.

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 35

All Funds except Calvert High Yield Bond Fund
U.S. Government Securities. U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. U.S. Government Securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. Certain issuers of U.S. government-related guarantors, including the FNMA and the FHLMC, are sponsored or chartered by Congress, but their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Government Securities include mortgage and other asset-backed securities.

PORTFOLIO HOLDINGS
Each Fund’s portfolio holdings are included in Semi-Annual and Annual Reports that are distributed to shareholders of the Fund. Each Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These filings are publicly available at the SEC.
A description of each Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available under “Portfolio Holdings Disclosure” in the respective Fund’s SAI.
ABOUT RESPONSIBLE INVESTING
Calvert Principles for Responsible Investment
We believe that most corporations deliver a net benefit to society, through their products and services, creation of jobs and the sum of their behaviors. As a responsible investor, Calvert seeks to invest in companies that provide positive leadership in the areas of their business operations and overall activities that are material to improving societal outcomes, including those that will affect future generations.
Calvert seeks to invest in companies that balance the needs of financial and non-financial stakeholders and demonstrate a commitment to the global commons as well as to the rights of individuals and communities.
Calvert’s passive indices seek to include companies based on the following Principles. Calvert's active investment strategies give priority to the Principles and seek superior risk adjusted financial returns relative to market benchmarks.
Our stewardship on behalf of our clients extends to active engagement with companies held in our portfolios consistent with our proxy voting guidelines.
Advance Environmental Sustainability and Resource Efficiency

•	Reduce the negative impact of business operations on the environment

•	Manage water scarcity and ensure efficient and equitable access to clean sources

•	Mitigate impact on all types of natural capital

•	Diminish climate-related risks and reduce their carbon emissions

•	Drive sustainability innovation and resource efficiency through business operations and products and services
Contribute to Equitable Societies and Respect Human Rights

•	Respect consumers by marketing products and services in a fair and ethical manner, maintaining integrity in customer relations and ensuring the security of sensitive consumer data

•	Respect human rights, respect culture and tradition in local communities and economies and respect Indigenous Peoples’ Rights

•	Promote diversity and gender equity across workplaces, marketplaces and communities

•	Demonstrate a commitment to employees by ensuring development, communication, appropriate economic opportunity and decent workplace standards

•	Save lives by guaranteeing product safety while promoting public health
Accountable Governance and Build Transparency

•	Provide responsible stewardship of capital in shareholders’ best interests

•	Exhibit accountable governance and develop effective boards that reflect expertise and diversity of perspective and provide oversight of sustainability risk and opportunity

•	Integrate environmental and social risks, impacts and performance in material financial disclosures in order to inform shareholders, benefit stakeholders and contribute to company strategy

•	Lift ethical standards in all operations, including in dealings with customers, regulators and business partners

•	Demonstrate transparency and accountability in addressing adverse events and controversies while minimizing risks and building trust

36 CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL)

Calvert’s commitment to these Principles signifies continuing focus on companies with superior corporate responsibility and sustainability. The application of the Principles generally precludes investments in companies that:

•
Demonstrate poor environmental performance or compliance records, contribute significantly to local or global environmental problems, or include risks related to the operation of nuclear power facilities.

•	Are the subjects of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.

•
Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.

•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

•	Demonstrate poor corporate governance or engage in harmful or unethical business practices.

•	Manufacture tobacco products.

•	Have significant and direct involvement in the manufacture of alcoholic beverages or gambling operations.

•	Manufacture or sell firearms and/or ammunition.

•
Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the U.N. Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.

•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

•
Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

Investment Selection Process
In seeking to achieve a Fund’s investment objective, investments are selected for financial soundness and evaluated under the Calvert Principles for Responsible Investment (the “Calvert Principles”). A company is eligible for investment if the Advisor determines that it operates its business in a manner that is consistent with the Calvert Principles, the application of which is in the economic interest of the Fund and its shareholders.
An investment in a security may be made prior to the availability of the Advisor’s responsible investment decision with respect to the related company if, in the opinion of the Fund’s portfolio manager(s), the timing of the purchase is appropriate given market conditions. Factors that a portfolio manager may consider in making such an investment decision include, but are not limited to, (i) prevailing market prices, (ii) liquidity, (iii) bid-ask spreads, (iv) market color, and (v) the absence of exchange-traded markets for fixed-income securities, which can cause fixed-income securities to have limited windows of availability. Following any such investment in a security, the Advisor will evaluate the related company to determine if it operates its business in a manner that is consistent with the Calvert Principles. If the Advisor determines that the company does not operate its business in a manner that is consistent with the Calvert Principles, the security will be sold per Calvert’s procedures at a time that is in the best interests of the Fund’s shareholders.
The ETFs in which a Fund may invest will not be subject to any responsible investment analysis and will not be required to be consistent with the principles otherwise applicable to investments made by that Fund. In addition, the ETFs in which a Fund may invest may hold securities of companies or entities that the Fund could not invest in directly because such companies or entities do not operate their businesses in a manner that is consistent with the Calvert Principles. The principal purpose of investing in ETFs is not to make investments that are consistent with the Calvert Principles, but rather to help the Fund meet its investment objective by obtaining market exposure to securities in the Fund’s benchmark while enabling it to accommodate its need for periodic liquidity.
An investment held by a Fund does not constitute that Fund’s endorsement or validation of the related company, nor does the absence of a particular investment from a Fund’s portfolio necessarily indicate that the related company does not operate its business in a manner that is consistent with the Calvert Principles.
Investor Advocacy and Corporate Responsibility
As the Funds' Advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert uses strategic engagement and investor advocacy to encourage positive change in companies in virtually every industry, both to establish certain commitments and to encourage concrete progress. Calvert’s activities may include but are not limited to, direct dialogue with company management. Calvert may initiate dialogue with company management as part of its sustainability research process. After a Fund has become an investor, Calvert may continue its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management’s successes and challenges and presses for improvement on issues of concern. Because each Fund invests primarily in debt securities, it does not generally have

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 37

standing to engage companies in all the ways that an investor in a company’s equity securities does. However, other Calvert funds may hold equity securities of companies whose debt securities are held by the Fund. In these circumstances Calvert may take additional actions on behalf of those funds including but not limited to, voting proxies and/or filing shareholder resolutions. These actions may complement engagement efforts Calvert may take on behalf of the Fund.
Sustainable and Socially Responsible Investment Criteria for Calvert Green Bond Fund
The Fund seeks to invest primarily in securities of corporate and non-corporate issuers focused on providing solutions to climate change and other environmental challenges. The Fund will seek to source and identify bonds focused on environmental sustainability challenges, including clean energy development and technology; water and waste management; and products and services that may reduce or improve their ecological impact. Bonds issued by corporate leaders in environmental sustainability are also considered for inclusion.
The Fund seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance (“ESG”) performance as they address sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to sustainability issues. Calvert also believes that managing risks and opportunities related to sustainability can contribute positively to company performance as well as to investment performance.
As a matter of practice, evaluation of a particular organization in the context of the Fund’s investment criteria will involve subjective judgment by Calvert, drawing on the Calvert’s longstanding commitment to sustainability. Investment criteria may be changed by the Board of Directors without shareholder approval.
Green investment criteria have been established for general purpose corporate bonds and project-specific bonds to review these bonds for inclusion in the Fund, as detailed below.
Corporate Issuers
A company must have at least half of its revenue derived from clean tech or an environmentally beneficial technology, product, or service. A company that does not meet the primary criteria of providing a green technology, product, or service may still be considered as “green” if it can be determined that it is an environmental sustainability leader within its industry. A company is an environmental sustainability leader when it demonstrates policies and programs that manage the environmental risks associated with its industrial processes and that address global environmental sustainability challenges such as pollution control, climate change, resource management, and ecosystem conservation.
Project Bonds
Bonds may meet green criteria if it can be determined that the capital is directed towards meeting green challenges such as the following:

•	clean energy development or technology;

•	smart growth and transit;

•	energy and fuel efficiency;

•	ecosystem and land conservation;

•	pollution prevention;

•	waste management; and

•	water resources management.
Such bonds may also pertain to green real estate and development projects. In addition, all project-related bonds are assessed for any serious adverse events or controversial issues that may outweigh the environmental benefit of the project.
Special Investment Programs
As part of Calvert’s and Fund shareholders’ ongoing commitment to providing and fostering innovative initiatives, Calvert Bond Portfolio and Calvert Green Bond Fund each may invest a small percentage of its assets through a special investment program that is a non-principal investment strategy pioneered by Calvert – High Social Impact Investments.
High Social Impact Investments
High Social Impact Investments is a program that targets up to 1% of a Fund’s net assets. High Social Impact Investments offer a rate of return below the then-prevailing market rate and present attractive opportunities for furthering the Fund’s sustainable and socially responsible investment criteria.
These investments may be either debt or equity investments. These types of investments are illiquid. High Social Impact debt investments are unrated and below-investment grade, and involve a greater risk of default or price decline than investment grade securities. The Funds believe that these investments have a significant sustainability and social responsibility return through their impact in our local communities.

38 CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL)

Each Fund’s High Social Impact Investments are fair valued by a fair value team consisting of officers of the Fund and of the Fund’s Advisor, as determined in good faith under consistently applied valuation procedures adopted by the Fund’s Board and under the ultimate supervision of the Board. See “How Shares Are Priced” in this Prospectus. The Fund’s High Social Impact Investments can be made through direct investments, or placed through intermediaries, such as the Calvert Social Investment Foundation (as discussed below).
Pursuant to an exemptive order issued by the SEC, the Funds may invest those assets allocated for investment through the High Social Impact Investments program with the purchase of Community Investment Notes issued by the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from the Funds and Calvert Investments, Inc., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets in non-profit or not-for-profit community development organizations, community development banks, cooperatives and social enterprises that focus on low income housing, economic development, business development and other social and environmental considerations in urban and rural communities that may lead to a more just and sustainable society in the U.S. and around the globe.
MANAGEMENT OF FUND INVESTMENTS
About Calvert
Calvert Investment Management, Inc. (“Calvert” or the “Advisor”), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the investment advisor for the Funds. Calvert provides the Funds with investment supervision and management and office space, furnishes executive and other personnel to the Funds, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. As of December 31, 2015, Calvert was the investment advisor for 42 mutual fund portfolios and had over $12 billion in assets under management.
Portfolio Management
Additional information is provided below regarding each individual and/or member of a team who is employed by or associated with the Advisor of each Fund, and who is primarily (and jointly, as applicable) responsible for the day-to-day management of the Fund (each a “Portfolio Manager”). The respective Fund’s SAI provides additional information about each Portfolio Manager’s management of other accounts, compensation and ownership of securities in the Fund.
Calvert Investment Management, Inc.
See “About Calvert” above.
Vishal Khanduja, Matthew Duch, Mauricio Agudelo and Brian S. Ellis are jointly and primarily responsible for the day-to-day management of each Fund.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Vishal Khanduja, CFA
Mr. Khanduja is Vice President and Head of Taxable Fixed Income at Calvert and has been a member of the Calvert Taxable Fixed Income Team since July 2012. He also serves on the Calvert Fixed Income Strategy Committee. He previously worked at Columbia Management as Portfolio Manager – Global Rates and Currency Team (2009 - 2012).
Co-Portfolio Manager
Matthew Duch	Mr. Duch is Vice President at Calvert and has been a Portfolio Manager on the Calvert Taxable Fixed Income Team since 2006. He also serves on the Calvert Fixed Income Strategy Committee.	Co-Portfolio Manager
Mauricio Agudelo	Mr. Agudelo has been a member of the Calvert Taxable Fixed Income Team since 2004 (Portfolio Manager since 2009).	Co-Portfolio Manager
Brian S. Ellis, CFA
Mr. Ellis has been a member of the Calvert Taxable Fixed Income Team since May 2012 as Fixed Income Risk Analyst (Senior Fixed Income Risk Analyst from August 2013 to December 2014) and then Portfolio Manager in January 2015. He also serves on the Calvert Fixed Income Strategy Committee. Prior to May 2012, Mr. Ellis served at Calvert as a Business Analyst.
Co-Portfolio Manager

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 39

Advisory Fees
The table below shows the annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund’s average daily net assets. The advisory fee does not include administrative fees.

Fund	Advisory Fee
Calvert Income Fund	0.40%
Calvert Short Duration Income Fund	0.33%
Calvert Long-Term Income Fund	0.40%
Calvert Ultra-Short Income Fund	0.30%
Calvert High Yield Bond Fund	0.65%
Calvert Bond Portfolio	0.35%
Calvert Green Bond Fund	0.30%

A discussion regarding the basis for the approval by the Funds’ respective Board of Trustees/Directors of the investment advisory agreement and any applicable subadvisory agreement with respect to each Fund is available in the most recent Semi-Annual Report of the respective Fund covering the fiscal period that ends on March 31 each year.
SHAREHOLDER INFORMATION
For more information on buying and selling shares, please contact your financial professional or Calvert’s client services department at 800-368-2748.
How to Open an Account
In addition to all 50 states and the District of Columbia, each Fund is available for sale to residents of the U.S. Virgin Islands, Puerto Rico and Guam. Calvert Short Duration Income Fund is available for sale to residents of Japan.
Complete and sign an application for each new account. Be sure to specify Class I. After your account is open, you may buy shares and wire funds by telephone. All subsequent purchases must be made by an electronic funds transfer or through the National Securities Clearing Corporation (“NSCC”), in U.S. dollars. Each electronic funds transfer is limited to $300,000. Calvert Investment Distributors, Inc. (“CID”) is the Funds’ distributor. For more information and wire instructions, call Calvert at 800-327-2109.
Minimum to Open Fund Account: $1,000,000
Waiver for Retirement Plan Omnibus Accounts. The initial investment minimum is waived for retirement plans that trade through omnibus accounts. A Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Examples include the following:

•	the investment would permit a previously closed Class I in the Fund to reopen, at no additional expense to other Fund Classes;

•	the investor has agreed to make additional Class I investments within a reasonable amount of time;

•	discretionary wrap programs; and

•	certain omnibus accounts, such as those purchasing for a fund of funds.
Registered investment advisors who invest in the Fund through certain broker-dealers through an omnibus account may aggregate client orders to meet the $1,000,000 initial investment minimum, provided that the Fund is not required to pay an administrative fee per shareholder account to any third party.
A Fund may also waive the initial investment minimum for current or retired Directors, Trustees, or Officers of the Calvert Funds or Calvert; current or former employees of Calvert; or their family members. A family member includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts and estates on which such persons are signatories. For these investors, the minimum initial investment is $2,000, and the minimum for each purchase of additional shares is $50. Additional requirements may apply.
Federal Holidays
There are some federal holidays, i.e., Columbus Day and Veterans Day, when the New York Stock Exchange (“NYSE”) is open and the Fund is open but electronic funds transfers (i.e., bank wires and ACH funds transfers) cannot be received because the banks are closed.

40 CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL)

Customer Identification
Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. In order to verify your identity, each Fund requires your name, date of birth, residential street address or principal place of business, social security number and employer identification number or other governmental issued identification when you open an account. A Fund may place limits on account transactions while it is in the process of attempting to verify your identity. If the Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.
Through your Broker/Dealer
Your broker/dealer must receive your purchase request before the close of regular trading (generally 4 p.m. Eastern Time (“ET”)) on the NYSE to receive that day’s NAV. Your broker/dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.
Arrangements with Broker/Dealers and Other Financial Intermediaries
Additional Payments to Financial Intermediaries
Calvert, CID, or their affiliates may pay, from their own resources, certain broker/dealers and/or other persons, for the sale, marketing and distribution of the securities or for services to a Fund. These amounts may be significant. These payments are generally intended to compensate broker/dealers for certain activities, including the following: promotion of sales of Fund shares, such as placing Calvert Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; building brand awareness and educating a broker/dealer’s sales force about the Calvert Funds; access to senior management and sales representatives of a broker/dealer; and various other promotional efforts and/or costs. Payments to broker/dealers may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment and meals, among other things. In addition, payments may also be made in connection with Calvert’s participation in or support of conferences and other events sponsored, hosted or organized by the broker/dealer. Calvert may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed and/or accounts attributable to a broker/dealer, among other factors, including the quality of the broker/dealer's relationship with Calvert. Calvert determines the amount of these payments in its sole discretion. These payments may create an incentive for a broker-dealer or its representatives to recommend or offer shares of a Fund to its customers. Calvert may benefit from these payments to the extent the broker/dealers sell more Fund shares because Calvert receives greater management and other fees as Fund assets increase. These additional payments are made by Calvert and do not increase the amount paid by shareholders or the Fund. For more specific information about these payments made to your broker/dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional.
Payments for Subtransfer Agent/Recordkeeping and/or Other Similar Administrative Services
Subtransfer agent/recordkeeping payments may be made by the Fund to financial intermediaries (including affiliates of the Advisor) that provide subtransfer agent/recordkeeping and/or other similar administrative services to certain groups of investors in the Calvert Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs and clients of financial intermediaries that operate in an omnibus environment. Financial intermediaries include broker-dealers, banks, investment advisers and third-party administrators such as retirement plan recordkeepers.
Services provided include but are not limited to the following: transmitting net purchase and redemption orders; maintaining separate records for shareholders that reflect purchases, redemptions and share balances; mailing shareholder confirmations and periodic statements; and furnishing proxy materials and periodic Calvert Fund reports, prospectuses and other communications to shareholders as required.
The amount paid by the Fund for such services varies depending on the share class and services provided, but the Fund will not pay more than 0.10% of its average net assets attributable to the financial intermediary. Any fees due to the financial intermediary for such services that exceed this amount are paid by Calvert, not the Fund.
How Shares are Priced
The price of shares is based on each Fund’s NAV. The NAV is computed by adding the value of a Fund’s securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If a Fund has more than one class of shares, the NAV of each class will be calculated separately.
The NAV is calculated as of the close of each business day, which generally coincides with the closing of the regular session of the NYSE (generally 4 p.m. ET). If trading on the NYSE is halted for the day before 4 p.m. ET, a Fund’s NAV generally will still be calculated as of the close of regular trading on the NYSE. Each Fund is open for business each day the NYSE is open.
Some Funds hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. These Funds do not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund’s shares may change on days when you will not be able to buy or sell your shares.
Generally, portfolio securities and other assets are valued based on market quotations. Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service.

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 41

Under the oversight of the Board of Trustees/Directors and pursuant to a Fund’s valuation procedures adopted by the Board, the Advisor determines when a market quotation is not readily available or reliable for a particular security.
Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of a Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees/Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but, in general, fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.
In making a fair value determination, the Advisor, under the ultimate supervision of the Board and pursuant to a Fund’s valuation procedures, generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors may change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of a Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. In addition, fair value pricing may be used for high-yield debt securities or in other instances where a portfolio security is not traded in significant volume for a substantial period.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.
When Your Account Will be Credited
Your purchase will be processed at the next NAV calculated after your request is received in good order, as defined below. All of your purchases must be made in U.S. dollars. No cash or third-party checks will be accepted. No credit card or credit loan checks will be accepted. Each Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchase orders must be sent to the Transfer Agent. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share). See “Request in Good Order” below.
Request in Good Order
All requests (both purchase orders and redemption requests) must be received by the Transfer Agent in “good order.” This means that your request must include:

•	The Fund name and account number.

•	The amount of the transaction (in dollars or shares).

•	Signatures of all owners exactly as registered on the account (for mail requests).

•
Signature guarantees (if required). For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Notarization is not the equivalent of a signature guarantee.

•	Any supporting legal documentation that may be required.

•	Any outstanding certificates representing shares to be redeemed.
Transactions are processed at the NAV next computed after the Transfer Agent has received all required information. Requests received in good order before the close of regular NYSE trading (generally 4 p.m. ET) will receive that day’s closing NAV; otherwise you will receive the next business day’s NAV.
Purchase and Redemption of Shares through a Financial Intermediary
Each Fund has authorized one or more broker/dealers to receive purchase and redemption orders on the Fund’s behalf. Such broker/dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, receives the order in good order. The customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker/ dealer or the broker/dealer’s authorized designee.

42 CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL)

How to Sell Shares
You may redeem all or a portion of the shares from your account by telephone or mail on any day your Fund is open for business, provided the amount requested is not on hold. When you purchase by electronic funds transfer, the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemption proceeds will not be sent until the Transfer Agent is reasonably satisfied that the purchase payment has been collected.
Your shares will be redeemed at the next NAV calculated after your redemption request is received by the Transfer Agent in good order (less any applicable redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment. Electronic funds transfer redemptions generally will be credited to your bank account by the second business day after your phone call.
A Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the NAV of the affected Fund, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from a Fund to the shareholder. The shareholder will also bear any market risks associated with the portfolio security until the security can be sold. To the extent the Fund holds illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If illiquid securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. A shareholder’s ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by issuers of the securities or by law. A shareholder may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. In such an event, this Prospectus will be updated accordingly.
There are some federal holidays, however, i.e., Columbus Day and Veterans Day, when the NYSE is open and the Fund is open but redemptions cannot be made by electronic funds transfer because banks are closed.
Follow these suggestions to ensure timely processing of your redemption request:
By Telephone - call 800-368-2745
You may redeem shares from your account by telephone and have your money sent by electronic funds transfer to a bank you have previously authorized. All redemptions must be made by an electronic funds transfer or through NSCC in U.S. dollars. Each electronic funds transfer is limited to $300,000.
To add instructions to permit electronic funds transfers to be sent to an account not previously authorized you must send those instructions in a letter that is signature guaranteed.
Written Requests
Send your written requests to: Calvert, P.O. Box 219544, Kansas City, MO 64121-9544.
Your letter should include your account number, name of the Fund and Class, the number of shares or the dollar amount you are redeeming, and how you want the money sent to an authorized account. Please provide a daytime telephone number, if possible, for us to call if we have questions. If the money is being sent to an account other than the account of record, your letter must be signature guaranteed.
Corporations and Associations
Your letter of instruction and corporate resolution should be signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).
Trusts
Your letter of instruction should be signed by the Trustee(s) (as Trustee(s)), with a signature guarantee. (If the Trustee’s name is not registered on your account, please provide a copy of the trust document, certified within the last 60 days.)
Through your Broker/Dealer
Your broker/dealer must receive your request before the close of regular trading on the NYSE to receive that day’s NAV. Your broker/ dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 43

Other Calvert Features/Policies
Website (For 24-hour performance and pricing information, visit www.calvert.com)
You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of logging on to www.calvert.com.
The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.
Telephone Transactions
You may purchase, redeem, or exchange shares, or request an electronic funds transfer by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Funds, the shareholder servicing agent and its affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for these transactions; please review this statement and verify the accuracy of your transaction immediately.
Exchanges
Calvert offers a wide variety of investment options that include common stock funds and tax-exempt and corporate bond funds; call your broker/dealer or Calvert representative for more information. We make it easy for you to purchase shares in other Calvert Funds if your investment goals change.
Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). You may then give exchange instructions by telephone if telephone redemptions have been authorized and the shares are not in certificate form.
Before you make an exchange, please note the following: Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on an exchange. Shares may only be exchanged for shares of the same class of another Calvert Fund, and the exchange must satisfy the minimum investment amount for that Calvert Fund.
Each Fund reserves the right to terminate or modify the exchange privilege with 60 days’ written notice.
Market Timing Policy
In general, the Funds are designed for long-term investment and not as frequent or short-term trading (“market timing”) vehicles. The Funds discourage frequent purchases and redemptions of Fund shares by Fund shareholders. Further, the Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. Accordingly, each Fund’s Board of Trustees/Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor and Subadvisor(s) to implement a Fund’s investment strategies. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease a Fund’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance. Each Fund or Calvert at its discretion may reject any purchase or exchange request (purchase side only) it believes to be market timing. However, there is no guarantee that Calvert will detect or prevent market timing activity.
Shareholders may hold shares of any Fund in accounts with financial intermediaries such as investment advisors, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the financial intermediary holds Fund shares for a number of its customers in one account. The financial intermediary may have adopted market timing policies that differ from the market timing policies adopted by the Fund’s Board of Trustees/Directors. In formulating their market timing policies, these financial intermediaries may or may not seek input from Calvert regarding certain aspects of their market timing policies, such as the amount of any redemption fee, the minimum holding period or the applicability of trading blocks. As a result, the market timing policies adopted by financial intermediaries may be quite dissimilar from the policies adopted by the Fund’s Board of Trustees/Directors. Shareholders should contact the financial intermediary through which the Fund shares are held for more information on the market timing policies that apply to those shares.
Because omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to a Fund, the ability of a Fund to monitor and detect market timing activity through omnibus accounts is very limited. Each Fund has established information sharing agreements with financial intermediaries as required by Rule 22c-2 under the 1940 Act and otherwise uses reasonable efforts to work with financial intermediaries to identify market timing activity in underlying accounts. If a Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in an omnibus account, Calvert will seek full cooperation from the financial intermediary maintaining the account to identify the underlying participant. Calvert expects the financial intermediary to take immediate action to stop any further market timing activity in the Fund by such participant(s) or plan, or else the Fund will be

44 CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL)

withdrawn as an investment option for that account. Calvert expects all financial intermediaries that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Funds.
Each Fund and CID reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only). Orders are canceled within one business day, and the purchase price is returned to the investor. Each Fund and CID also may modify any terms or conditions of purchase of shares of any Fund (upon prior notice) or withdraw all or any part of the offering made by this Prospectus.
Electronic Delivery of Prospectuses and Shareholder Reports
You may request electronic delivery of Fund Prospectuses and Annual and Semi-Annual Reports by calling client services at 800-368-2745 or enrolling online at www.calvert.com.
Combined General Mailings (Householding)
Multiple accounts held directly with Calvert that have the same social security number will receive one mailing per household of information such as Prospectuses and Semi-Annual and Annual Reports. Call Calvert client services at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above. Multiple accounts held through a broker/dealer (or other financial intermediary) that share the same household address may receive one mailing.
Special Services and Charges
Each Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a fee for these special services.
If you are purchasing shares through a program of services offered by a broker/dealer or other financial institution, you should read the program materials together with this Prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker/dealer or other agent.
Minimum Account Balance
Please maintain a balance in each of your Fund accounts of at least $1,000,000 per Fund.
If the balance in your account falls below this minimum amount, the account may be closed and the proceeds mailed to the address of record. You will receive notice that your account is below the minimum and will be closed or moved to Class A (at NAV) if the balance is not brought up to the required minimum within 30 days.
Shares held through an omnibus account or wrap-fee program for which a Fund has waived investment minimums are not subject to this requirement.
Dividends, Capital Gains, and Taxes
Each Fund pays dividends from its net investment income as shown below. Net investment income consists of interest income and dividends, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments may vary between classes.
Dividend Payment Options
Dividends and any distributions are automatically reinvested in the same Fund at NAV, unless you elect to have amounts of $10 or more paid to you by wire or electronic funds transfer to a predesignated bank account. Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify a Fund in writing to change your payment options.
Buying a Dividend
At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the ex-dividend date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date (“buying a dividend”), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.
Federal Taxes
In January, your Fund will mail Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 45

as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.
You may also realize a capital gain or loss when you sell or exchange shares. In January, the Funds whose shares you have sold or exchanged in the past year will mail Form 1099-B indicating the total amount of all such sales, including exchanges.
Cost Basis Reporting
Beginning in 2012, the Internal Revenue Service (“IRS”) implemented new cost basis reporting rules that require mutual fund companies to calculate and report cost basis information to both the shareholder and the IRS on IRS Form 1099-B when certain shares are sold. The new cost basis regulations do not affect retirement accounts, and shares acquired before January 1, 2012. A Fund permits shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, the Fund uses the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
Other Tax Information
In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from U.S. Government securities. Such dividends may be exempt from certain state income taxes.
Taxpayer Identification Number
If we do not have your correct Social Security or Taxpayer Identification Number (“TIN”) and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

46 CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL)

GLOSSARY OF CERTAIN INVESTMENT RISKS

Correlation risk
The risk that when a Fund “hedges,” two investments may not behave in relation to one another the way Fund managers expect them to, which may have unexpected or undesired results. For example, a hedge may reduce potential gains or may exacerbate losses instead of reducing them. For ETFs, there is a risk of tracking error. An ETF may not be able to exactly replicate the performance of the underlying index due to operating expenses and other factors (e.g., holding cash even though the underlying benchmark index is not composed of cash), and because transactions occur at market prices instead of at net asset value.

Credit risk
The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due, or otherwise fail to discharge an obligation or commitment.

Currency risk
The risk that when a Fund buys, sells or holds a security denominated in foreign currency, adverse changes in foreign currency rates may cause investment losses when a Fund’s investments are converted to U.S. dollars. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

Duration Risk
Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.

Extension risk
The risk that slower than anticipated prepayments (usually in response to higher interest rates) will extend the life of a mortgage- backed security beyond its expected maturity date, typically reducing the value of a mortgage-backed security purchased at a discount. In addition, if held to maturity, a Fund will not have access to the principal invested when expected and may have to forgo other investment opportunities.

Information risk	The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

Interest rate risk
The risk that changes in interest rates will adversely affect the value of an investor’s fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/“stripped” coupon securities are subject to greater interest rate risk.

Leverage risk	The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk	The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk	The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment’s value.

Opportunity risk	The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk
The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Prepayment risk
The risk that faster than anticipated prepayments (usually in response to lower interest rates) will cause a mortgage-backed security to mature prior to its expected maturity date, typically reducing the value of a mortgage-backed security purchased at a premium. A Fund must also reinvest those assets at the current market rate, which may be lower.

Regulatory risk
The risk associated with employing certain regulated investment instruments or techniques. To the extent a Fund uses futures, options or other regulated derivatives, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), and therefore neither the Advisor nor the Fund anticipates being subject to registration or regulation as a commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the CEA as a result of the Fund’s activities. However, should the Advisor fail to use futures in accordance with Rule 4.5, then the Advisor would be subject to registration (if not already registered) and regulation in its capacity as the Fund’s CPO or CTA, and the Fund would be subject to regulation under the CEA. A Fund may incur additional expense as a result of the Commodity Futures Trading Commission’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.

Transaction risk	The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 47

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Funds’ financial performance for the past five (5) fiscal years (or if shorter, the period of the Fund’s operations). Each Fund’s fiscal year end is September 30. Certain information reflects financial results for a single share, by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions), and does not reflect any applicable front- or back-end sales charge. The information has been derived from the Funds’ financial statements, which were audited by KPMG LLP. Their report, along with each Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

48 CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL)

CALVERT INCOME FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS I SHARES	2015 (z)	2014 (z)	2013	2012	2011
Net asset value, beginning	$16.35	$16.04	$16.58	$15.79	$16.14
Income from investment operations:
Net investment income	0.55	0.57	0.56	0.64	0.63
Net realized and unrealized gain (loss)	(0.43)	0.31	(0.54)	0.79	(0.34)
Total from investment operations	0.12	0.88	0.02	1.43	0.29
Distributions from:
Net investment income	(0.56)	(0.57)	(0.56)	(0.64)	(0.64)
Total distributions	(0.56)	(0.57)	(0.56)	(0.64)	(0.64)
Total increase (decrease) in net asset value	(0.44)	0.31	(0.54)	0.79	(0.35)
Net asset value, ending	$15.91	$16.35	$16.04	$16.58	$15.79
Total return*	0.69%	5.56%	0.09%	9.29%	1.78%
Ratios to average net assets: A
Net investment income	3.36%	3.49%	3.38%	3.96%	3.90%
Total expenses	0.64%	0.62%	0.58%	0.66%	0.56%
Expenses before offsets	0.64%	0.62%	0.58%	0.66%	0.56%
Net expenses	0.64%	0.62%	0.58%	0.66%	0.56%
Portfolio turnover	236%	214%	236%	210%	223%
Net assets, ending (in thousands)	$32,492	$92,982	$96,281	$109,866	$157,548

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)     Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 49

CALVERT SHORT DURATION INCOME FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS I SHARES	2015 (z)	2014 (z)	2013 (z)	2012	2011 (z)
Net asset value, beginning	$16.27	$16.35	$16.51	$16.12	$16.71
Income from investment operations:
Net investment income	0.38	0.40	0.39	0.44	0.43
Net realized and unrealized gain (loss)	(0.22)	(0.08)	(0.13)	0.66	(0.42)
Total from investment operations	0.16	0.32	0.26	1.10	0.01
Distributions from:
Net investment income	(0.38)	(0.40)	(0.41)	(0.46)	(0.48)
Net realized gain	—[a]	—	(0.01)	(0.25)	(0.12)
Total distributions	(0.38)	(0.40)	(0.42)	(0.71)	(0.60)
Total increase (decrease) in net asset value	(0.22)	(0.08)	(0.16)	0.39	(0.59)
Net asset value, ending	$16.05	$16.27	$16.35	$16.51	$16.12
Total return*	1.02%	1.97%	1.64%	7.05%	0.05%
Ratios to average net assets: A
Net investment income	2.37%	2.46%	2.44%	2.72%	2.57%
Total expenses	0.50%	0.48%	0.49%	0.55%	0.49%
Expenses before offsets	0.50%	0.48%	0.49%	0.55%	0.49%
Net expenses	0.50%	0.48%	0.49%	0.55%	0.49%
Portfolio turnover	206%	168%	166%	187%	263%
Net assets, ending (in thousands)	$284,839	$231,420	$157,557	$100,874	$85,310

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
a     Is less than $.005.
(z)     Per share figures are calculated using the Average Shares Method.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

50 CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL)

CALVERT LONG-TERM INCOME FUND FINANCIAL HIGHLIGHTS

PERIOD ENDED
September 30,
CLASS I SHARES	2015 (z)#
Net asset value, beginning	$18.35
Income from investment operations:
Net investment income	0.40
Net realized and unrealized gain (loss)	(1.79)
Total from investment operations	(1.39)
Distributions from:
Net investment income	(0.37)
Total distributions	(0.37)
Total increase (decrease) in net asset value	(1.76)
Net asset value, ending	$16.59
Total return*	(7.60)%
Ratios to average net assets: A
Net investment income	3.57% (a)
Total expenses	167.76% (a)
Expenses before offsets	0.55% (a)
Net expenses	0.55% (a)
Portfolio turnover	290%
Net assets, ending (in thousands)	$25

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)     Annualized.
(z)     Per share figures are calculated using the Average Shares Method.
#     From January 30, 2015 inception.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 51

CALVERT ULTRA-SHORT INCOME FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS I SHARES	2015 (z)	2014 (z)^
Net asset value, beginning	$15.60	$15.58
Income from investment operations:
Net investment income	0.17	0.09
Net realized and unrealized gain (loss)	(0.11)	0.02
Total from investment operations	0.06	0.11
Distributions from:
Net investment income	(0.16)	(0.09)
Total distributions	(0.16)	(0.09)
Total increase (decrease) in net asset value	(0.10)	0.02
Net asset value, ending	$15.50	$15.60
Total return*	0.36%	0.73%
Ratios to average net assets: A
Net investment income	1.09%	0.90% (a)
Total expenses	1.11%	1,629.57% (a)
Expenses before offsets	0.50%	0.50% (a)
Net expenses	0.50%	0.50% (a)
Portfolio turnover	66%	154%
Net assets, ending (in thousands)	$8,491	$2

A    Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)    Annualized.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end sales charge.
^    From January 31, 2014 inception.

52 CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL)

CALVERT HIGH YIELD BOND FUND FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS I SHARES	2015 (z)	2014 (z)	2013 (z)	2012 (z)	2011 (z)
Net asset value, beginning	$29.25	$29.75	$29.03	$26.48	$27.08
Income from investment operations:
Net investment income	1.49	1.62	1.71	1.86	1.97
Net realized and unrealized gain (loss)	(2.53)	(0.09)	0.73	2.56	(0.58)
Total from investment operations	(1.04)	1.53	2.44	4.42	1.39
Distributions from:
Net investment income	(1.51)	(1.61)	(1.72)	(1.87)	(1.99)
Net realized gain	(0.72)	(0.42)	—	—	—
Total distributions	(2.23)	(2.03)	(1.72)	(1.87)	(1.99)
Total increase (decrease) in net asset value	(3.27)	(0.50)	0.72	2.55	(0.60)
Net asset value, ending	$25.98	$29.25	$29.75	$29.03	$26.48
Total return*	(3.71%)	5.16%	8.58%	17.19%	5.02%
Ratios to average net assets: A
Net investment income	5.39%	5.38%	5.77%	6.68%	7.00%
Total expenses	0.93%	0.89%	0.95%	1.00%	0.97%
Expenses before offsets	0.74%	0.74%	0.79%	1.00%	0.97%
Net expenses	0.74%	0.74%	0.79%	1.00%	0.97%
Portfolio turnover	198%	228%	293%	273%	286%
Net assets, ending (in thousands)	$34,539	$42,556	$39,821	$32,952	$29,735

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(z)    Per share figures are calculated using the Average Shares Method.
*    Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 53

CALVERT BOND PORTFOLIO FINANCIAL HIGHLIGHTS

	YEARS ENDED
	September 30,
CLASS I SHARES	2015 (z)	2014 (z)	2013 (z)	2012	2011
Net asset value, beginning	$15.94	$15.62	$16.59	$15.85	$16.01^
Income from investment operations:
Net investment income	0.47	0.48	0.43	0.50	0.51
Net realized and unrealized gain (loss)	(0.09)	0.35	(0.70)	0.92	0.01^
Total from investment operations	0.38	0.83	(0.27)	1.42	0.52
Distributions from:
Net investment income	(0.47)	(0.48)	(0.44)	(0.51)	(0.52)
Net realized gain	—	(0.03)	(0.26)	(0.17)	(0.16)
Total distributions	(0.47)	(0.51)	(0.70)	(0.68)	(0.68)
Total increase (decrease) in net asset value	(0.09)	0.32	(0.97)	0.74	(0.16)
Net asset value, ending	$15.85	$15.94	$15.62	$16.59	$15.85
Total return*	2.36%	5.35%	(1.69%)	9.21%	3.39%^
Ratios to average net assets: A
Net investment income	2.91%	3.01%	2.66%	3.12%	3.25%
Total expenses	0.51%	0.50%	0.51%	0.56%	0.52%
Expenses before offsets	0.51%	0.50%	0.51%	0.56%	0.52%
Net expenses	0.51%	0.50%	0.51%	0.56%	0.52%
Portfolio turnover	241%	187%	214%	228%	203%
Net assets, ending (in thousands)	$328,690	$300,602	$220,621	$202,799	$224,792

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
(z)     Per share figures are calculated using the Average Shares Method.
^    The Financial Highlights for the year ended 2010 have been restated to reflect an immaterial pricing adjustment made in 2011.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

54 CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL)

CALVERT GREEN BOND FUND FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	September 30,
CLASS I SHARES	2015 (z)	2014 (z)#
Net asset value, beginning	$15.18	$15.00
Income from investment operations:
Net investment income	0.29	0.21
Net realized and unrealized gain (loss)	0.06	0.18
Total from investment operations	0.35	0.39
Distributions from:
Net investment income	(0.27)	(0.21)
Net realized gain	(0.13)	—
Total distributions	(0.40)	(0.21)
Total increase (decrease) in net asset value	(0.05)	0.18
Net asset value, ending	$15.13	$15.18
Total return*	2.36%	2.58%
Ratios to average net assets: A
Net investment income	1.89%	1.51% (a)
Total expenses	0.76%	1.17% (a)
Expenses before offsets	0.50%	0.50% (a)
Net expenses	0.50%	0.50% (a)
Portfolio turnover	444%	545%
Net assets, ending (in thousands)	$28,540	$12,994

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
*     Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(a)     Annualized.
(z)     Per share figures are calculated using the Average Shares Method.
#     From October 31, 2013 inception.

CALVERT INCOME FUNDS PROSPECTUS CLASS I (INSTITUTIONAL) 55

To Open an Account:
800-368-2748
Performance and Prices:
www.calvert.com
24 hours, 7 days a week
Service for Existing Accounts:
800-327-2109
Calvert Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814
Registered, Certified or
Overnight Mail:
Calvert
c/o BFDS
330 West 9th Street
Kansas City, MO 64105
PRINCIPAL UNDERWRITER
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

For investors who want more information about the Funds, the following documents are available free upon request:
Annual/Semi-Annual Reports: Additional information about each Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In each Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Statement of Additional Information (SAI): The SAI for each Fund provides more detailed information about the Fund, including a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings. The SAI for each Fund is incorporated into this Prospectus by reference.
You can get free copies of reports and SAIs, request other information and discuss your questions about the Funds by contacting your financial professional, or the Funds at:
Calvert Investments, Inc.
4550 Montgomery Ave.
Suite 1000N
Bethesda, MD 20814
Telephone: 1-800-368-2745
Each Fund also makes available its SAI and its Annual and Semi-Annual Reports free of charge on Calvert’s website at the following Internet address:
www.calvert.com
You can review and copy information about each Fund (including its SAI) at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
The Funds enter into contractual arrangements with various parties, including, among others, the Advisor, who provide services to the Funds. Shareholders of the Funds are not parties to, or third-party beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders of the Funds.
Neither this Prospectus, the SAI nor any document filed as an exhibit to the Funds’ registration statement is intended to give rise to any agreement or contract between a Fund and any shareholder, or give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.
Investment Company Act file:
No. 811-3334 Calvert Social Investment Fund (Calvert Bond Portfolio)
No. 811-3416 The Calvert Fund (Calvert Income Fund, Calvert Short Duration Income Fund, Calvert Long-Term Income Fund, Calvert Ultra-Short Income Fund and Calvert High Yield Bond Fund)
No. 811-10045 Calvert Impact Fund, Inc. (Calvert Green Bond Fund)

Printed on recycled paper using soy inks

Calvert Investments®
CALVERT SOCIAL INVESTMENT FUND (“CSIF”)
Calvert Balanced, Bond, Equity and Large Cap Core Portfolios
4550 Montgomery Avenue, Bethesda, Maryland 20814
STATEMENT OF ADDITIONAL INFORMATION
January 31, 2016

Class (Ticker)
Calvert Balanced Portfolio	A (CSIFX)	C (CSGCX)	I (CBAIX)	Y (CBAYX)
Calvert Bond Portfolio	A (CSIBX)	C (CSBCX)	I (CBDIX)	Y (CSIYX)
Calvert Equity Portfolio	A (CSIEX)	C (CSECX)	I (CEYIX)	Y (CIEYX)
Calvert Large Cap Core Portfolio	A (CMIFX)	C (CMICX)	I (CMIIX)	Y (CLYCX)

New Account Information:	(800) 368-2748 (301) 951-4820	Client Services:	(800) 368-2745
Broker Services:	(800) 368-2746 (301) 951-4850	TDD for the Hearing-Impaired:	(800) 541-1524
This Statement of Additional Information (“SAI”) is not a prospectus. Investors should read the SAI in conjunction with the applicable Fund (each a “Fund” and collectively referred to as the “Funds”) Prospectus dated January 31, 2016. Each Fund’s audited financial statements included in its most recent Annual Report to Shareholders are expressly incorporated by reference and made a part of this SAI.  Each Fund’s Prospectus and most recent shareholder report may be obtained free of charge by writing the respective Fund at the above address, calling the Fund at 800-368-2745, or visiting our website at www.calvert.com.

SUPPLEMENTAL INFORMATION ON PRINCIPAL INVESTMENT POLICIES AND RISKS

The following supplemental discussion of principal investment policies and risks applies to each of the Funds, unless otherwise noted.
FOREIGN SECURITIES
Investments in foreign securities may present risks not typically involved in domestic investments. Each Fund may purchase foreign securities directly on foreign markets. These securities are subject to the risk of currency fluctuation relative to the U.S. dollar. Foreign securities may also involve different accounting, auditing, and financial reporting standards and various administrative difficulties such as delays in clearing and settling portfolio trades or in receiving payment of dividends or other distributions. In addition, a foreign issuer may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuer’s assets or securities. The imposition of such sanctions could impair the market value of the securities of the foreign issuer and limit a Fund’s ability to buy, sell, receive or deliver the securities. The Funds may also invest in American Depositary Receipts (“ADRs”) and other receipts evidencing ownership of foreign securities, such as Global Depositary Receipts (“GDRs”). ADRs are United States (“U.S.”) dollar-denominated and traded in the United States on exchanges or over the counter, and can be either sponsored or unsponsored. The company sponsoring the ADR is subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials.  With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Less information is normally available on unsponsored ADRs. By investing in ADRs rather than directly in foreign issuers’ stock, the Funds may possibly avoid some currency and some liquidity risks. However, the value of the foreign securities underlying the ADR may still be impacted by currency fluctuations.  The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. GDRs can involve currency risk since they may not be U.S. dollar-denominated.
Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Funds change investments from one country to another or convert foreign securities holdings into U.S. dollars.
U.S. government policies have at times, in the past, through imposition of currency controls, changes in tax policy and other restrictions, discouraged certain investments abroad by U.S. investors. In addition, foreign countries may impose withholding and taxes on dividends and interest.
LARGE-CAP ISSUERS (APPLIES TO CALVERT BALANCED, EQUITY AND LARGE CAP CORE)
Investing in large-cap issuers generally involves the risk that these companies may grow more slowly than the economy as a whole or not at all. Compared to small and mid-cap companies, large-cap companies are more widely followed in the market, which can make it more difficult to find attractive stocks that are not overpriced. Large-cap stocks also may be less responsive to competitive opportunities and challenges, such as changes in technology, and may offer less potential for long-term capital appreciation.
MID-CAP ISSUERS (APPLIES TO CALVERT BALANCED AND LARGE CAP CORE)
The securities of mid-cap issuers often have greater price volatility, lower trading volume and less liquidity than the securities of larger, more established companies.  Investing in mid-cap issuers generally involves greater risk than investing in larger, established issuers.  These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.
SMALL-CAP ISSUERS (APPLIES TO CALVERT LARGE CAP CORE)
The securities of small-cap issuers may be less actively traded than the securities of larger-cap issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies.
Information concerning these securities may not be readily available, so the securities’ issuers may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely known securities, and they tend to have a relatively higher percentage of insider ownership.
Investing in smaller, new issuers generally involves greater risk than investing in larger, established issuers. Small-cap issuers may have limited product lines, markets, or financial resources and may lack management depth. The securities in such companies may also have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

BELOW-INVESTMENT GRADE, HIGH-YIELD DEBT SECURITIES (APPLIES TO CALVERT BOND)
Below-investment grade, high-yield debt securities are lower quality debt securities (generally those rated BB+ or lower by Standard and Poor’s Ratings Services (“S&P”) or Ba1 or lower by Moody’s Investors Service, Inc., known as “junk bonds”). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix B for a description of the ratings.)  The Bond Portfolio considers a security to be investment grade if it has received an investment grade rating from at least one nationally recognized statistical rating organization (“NRSRO”), or is an unrated security of comparable quality as determined by the Advisor or Subadvisor, if any. Below-investment grade, high-yield debt securities involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.
The quality limitation set forth in the Fund’s investment policy is determined immediately after the Fund’s acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Fund’s investment policy. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.
SHORT-TERM INSTRUMENTS (APPLIES TO CALVERT BOND)
The Bond Portfolio may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit, bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar instruments; (iii) commercial paper; (iv) repurchase agreements; (v) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Advisor or Subadvisor, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund; and (vi) money market funds.  Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
ISSUER NON-DIVERSIFICATION RISK (APPLIES TO CALVERT BOND)
The Bond Portfolio is non-diversified and may focus its investments on a small number of issuers. A fund that is “non-diversified” may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” A fund that invests in a relatively small number of issuers is more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified fund might be. Some of those issuers might also present substantial credit, interest rate or other risks.
TRUST PREFERRED SECURITIES (APPLIES TO CALVERT BOND)
The Bond Portfolio may purchase trust preferred securities, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.
Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike traditional preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes.
Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.
Trust preferred securities prices fluctuate for several reasons including changes in investors’ perception of the financial condition of an issuer or the general condition of the market for trust preferred securities, or when political or economic events affecting the issuers occur. Trust preferred securities are also (a) sensitive to interest rate fluctuations, as the cost of capital rises and borrowing costs increase in a rising interest rate environment, and (b) subject to the risk that they may be called for redemption in a falling interest rate environment.
ASSET-BACKED SECURITIES (APPLIES TO CALVERT BALANCED AND BOND)
The Balanced and Bond Portfolios may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
The underlying assets (e.g., loans) are subject to prepayments, which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities.
MUNICIPAL SECURITIES (APPLIES TO CALVERT BOND)
Municipal securities share the attributes of debt obligations in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities that the Bond Portfolio may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued under prior federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).
Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues, and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.
COLLATERALIZED MORTGAGE OBLIGATIONS (APPLIES TO CALVERT BALANCED AND BOND)
The Balanced and Bond Portfolios may invest in collateralized mortgage obligations (“CMOs”).  CMOs are collateralized bonds that are general obligations of the issuer of the bonds. CMOs are not direct obligations of the U.S. government. CMOs generally are secured by collateral consisting of mortgages or a pool of mortgages. The collateral is assigned to the trustee named in the indenture pursuant to which the bonds are issued. Payments of principal and interest on the underlying mortgages are not passed through directly to the holder of the CMO; rather, payments to the trustee are dedicated to payment of interest on and repayment of principal of the CMO. This means that the character of payments of principal and interest is not passed through, so that payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages or pool of mortgages do not necessarily constitute income and return of capital, respectively, to the CMO holders. Also, because payments of principal and interest are not passed through, CMOs secured by the same pool of mortgages may be, and frequently are, issued with a variety of classes or series, which have different maturities and are retired sequentially. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down.
Federal Home Loan Mortgage Corporation (“FHLMC”) has introduced a CMO which is a general obligation of FHLMC. This requires FHLMC to use its general funds to make payments on the CMO if payments from the underlying mortgages are insufficient.

INTEREST ONLY AND PRINCIPAL ONLY MORTGAGE-BACKED SECURITIES (APPLIES TO CALVERT BOND)
The Bond Portfolio may also invest in Interest Only (“IO”) and Principal Only (“PO”) mortgage-backed securities.  IO instruments are entitled to receive only interest payments made on the underlying mortgages or mortgage-backed securities, while PO instruments are entitled to receive only principal payments made on the underlying mortgages or mortgage-backed securities.  IO instruments generally increase in value in a rising interest rate environment, which typically results in a slower rate of prepayments on the underlying mortgages and extends the period during which interest payments are required to be made on the IO security. IO securities are subject to prepayment risk, which is the risk that prepayments will accelerate in a declining interest rate environment and will reduce the number of remaining interest payments even though there is no default on the underlying mortgages.
PO instruments generally increase in value in a declining interest rate environment, which typically results in a faster rate of prepayments on the underlying mortgages. Since a PO security is usually purchased at a discount, faster prepayments result in a higher rate of return when the face value of the security is paid back sooner than expected. PO securities are subject to extension risk, which is the risk that a rising interest rate environment will result in a slower rate of prepayments and will delay the final payment date.
U.S. GOVERNMENT-SPONSORED OBLIGATIONS (APPLIES TO CALVERT BALANCED AND BOND)
The Balanced and Bond Portfolios may invest in debt and mortgage-backed securities issued by the Federal National Mortgage Association (“FNMA”) and FHLMC, commonly known as Fannie Maes and Freddie Macs, respectively.
Fannie Mae and Freddie Mac. Unlike Government National Mortgage Association (“GNMA”) certificates, which are typically interests in pools of mortgages insured or guaranteed by government agencies, FNMA and FHLMC certificates represent undivided interests in pools of conventional mortgage loans. Both FNMA and FHLMC guarantee timely payment of principal and interest on their obligations, but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA’s guarantee is supported by its ability to borrow from the U.S. Treasury, while FHLMC’s guarantee is backed by reserves set aside to protect holders against losses due to default.
In September 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship with the objective of returning the entities to normal business operations; FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.
U.S. GOVERNMENT-BACKED OBLIGATIONS (APPLIES TO CALVERT BALANCED AND BOND)
The Balanced and Bond Portfolios may invest in U.S. Treasury obligations and other U.S. government-backed obligations.
U.S. Treasury Obligations. Direct obligations of the U.S. Treasury are backed by the full faith and credit of the United States. They differ only with respect to their rates of interest, maturities, and times of issuance. U.S. Treasury obligations consist of: U.S. Treasury bills (having maturities of one year or less), U.S. Treasury notes (having maturities of one to ten years), and U.S. Treasury bonds (generally having maturities greater than ten years).
Ginnie Maes. Debt and mortgage-backed securities issued by GNMA, commonly known as Ginnie Maes, are typically interests in pools of mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgages is assembled and, after approval from GNMA, is offered to investors through various securities dealers. GNMA is a U.S. government corporation within the Department of Housing and Urban Development. Ginnie Maes are backed by the full faith and credit of the United States, which means that the U.S. government guarantees that interest and principal will be paid when due.
Other U.S. Government Obligations. The Funds may invest in other obligations issued or guaranteed by the U.S. government, its agencies, or its instrumentalities. (Certain obligations issued or guaranteed by a U.S. government agency or instrumentality may not be backed by the full faith and credit of the United States.)
FUTURES TRANSACTIONS (APPLIES TO CALVERT BOND)
The Bond Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge.  The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. government obligations.
Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC.  Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery.  In most cases the contracts are closed out before the settlement date without making or taking delivery of securities. Upon buying or selling a futures contract, the Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker.  Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if the futures position becomes less valuable and entitled to receive such payments if the futures position becomes more valuable.
The Fund can use these practices only for hedging purposes and not for speculation or leverage. If the Advisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
The purchase and sale of futures contracts is for the purpose of hedging the Fund’s holdings of long-term debt securities. Futures contracts based on U.S. government securities and GNMA certificates historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which mortgage-related securities reacted to the change. If interest rates increase, the value of such securities in the Fund’s portfolio would decline, but the value of a short position in futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Thus, if the Fund owns long-term securities and interest rates were expected to increase, it might sell futures contracts rather than sell its holdings of long-term securities. If, on the other hand, the Fund held cash reserves and interest rates were expected to decline, the Fund might enter into futures contracts for the purchase of U.S. government securities or GNMA certificates and thus take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund’s cash reserves could then be used to buy long-term securities in the cash market. The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline.
Regulatory Limitations. The Advisor to the Fund has claimed an exclusion from the CFTC’s definition of “commodity pool operator.” Under the relevant CFTC rule, the Advisor can claim an exclusion with respect to the Fund if the Fund, among other things, limits its use of certain derivatives, such as futures, certain options, and swaps.  Under the rule, if a fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions).  If the Fund’s use of futures contracts does not comply with these limits, then the Advisor would be subject to registration (if not already registered) and regulation in its capacity as the Fund’s commodity pool operator, and the Fund would be subject to regulation under the Commodity Exchange Act. The Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.
The Fund generally intends to engage in transactions in futures contracts and options thereon only for hedging, risk management, and other permissible purposes in accordance with the rules and regulations of the CFTC or other regulatory authorities.
In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash, U.S. Government securities or other liquid securities, equal to the notional value of the futures contracts and options thereon (less any related margin deposits), will be segregated by the Fund’s custodian to cover the position, or alternative cover will be employed, thereby ensuring that the use of such futures contracts and options is unleveraged.
Additional Risks of Futures Contracts.  If the Fund has sold futures to hedge against a decline in the market and the market later advances, the Fund may suffer a loss on the futures contracts that it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract may move more than or less than the price of the securities being hedged. Where the Fund has sold futures to hedge against a decline in the market, the price of the futures contract may advance and the value of the portfolio securities in the Fund may decline. If this were to occur, the Fund might lose money on the futures contracts and also experience a decline in the value of its portfolio securities.
The Fund can close out futures positions in the secondary market only on an exchange or board of trade or with an over-the-counter (“OTC”) market maker. Although the Fund intends to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Fund from closing a futures position, which could require the Fund to make daily margin payments in the event of adverse price movements.
LEVERAGED LOANS (APPLIES TO CALVERT BOND)
The Bond Portfolio may invest in leveraged loans. Investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Circumstances surrounding default in the payment of interest or principal on a loan may result in a reduction in the value of the loan and consequently a reduction in the value of the Fund’s investments and a potential decrease in the net asset value (“NAV”) of the Fund. Although the loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund’s access to the collateral may be limited by bankruptcy and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.
There is no organized exchange on which loans are traded, and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market, and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Many loans are not registered with the SEC or any state securities commission and are not often rated by any NRSRO. Generally there is less readily available, reliable information about most loans than is the case for many other types of securities.
Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans are also subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected.
Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries. From time to time, one or more of the factors described above may create volatility in the markets for debt instruments and decrease the liquidity of the loan market.
Risks of Loan Assignments and Participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning counterparty. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the counterparty that is selling the participation. In the event of the insolvency of the counterparty selling a participation, the Fund may be treated as a general creditor of the counterparty and may not benefit from any set-off between the counterparty and the borrower.
Risk of Investing in Loans to Non-U.S. Borrowers. The Fund may invest all or a portion of its assets in loans of non-U.S. borrowers. The Fund’s investments in loans of non-U.S. borrowers may be affected by: political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign borrowers may be subject to less regulation, resulting in less publicly available information about the borrowers.

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

The following discussion of non-principal investment policies and risks applies to each of the Funds, unless otherwise noted.
FORWARD FOREIGN CURRENCY CONTRACTS (APPLIES TO CALVERT BALANCED, BOND AND EQUITY)
Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the Balanced, Bond and Equity Portfolios may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or decreases in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will increase or decrease correspondingly. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the current rate prevailing in the foreign exchange market, or by entering into forward contracts to purchase or sell foreign currencies.
A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded both in the interbank market conducted directly between currency traders (usually large commercial banks) and between the currency traders and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.
The Funds may enter into forward foreign currency contracts for two reasons. First, a Fund may desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.
Second, a Fund may have exposure to a particular foreign currency from the Fund’s portfolio securities and the Advisor and/or Subadvisor may anticipate a substantial decline in the value of that currency against the U.S. dollar. The precise matching of the forward foreign currency contract amounts and the value of the portfolio securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of currency market movements is difficult, and the successful execution of this hedging strategy is uncertain. Although forward foreign currency contracts tend to limit the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Funds do not intend to enter into such forward contracts under this circumstance on a regular or continuous basis.
EMERGING MARKET SECURITIES
The Funds define an emerging market as any country (other than the United States or Canada) that is not included in the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) (Standard) Index.  Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries.  These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets, and possible arbitrary and unpredictable enforcement of securities regulations; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency-hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, or newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets.  Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of, or reverse the liberalization of, foreign investment policies now occurring and adversely affect existing investment opportunities.  Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.  Custodial services and other investment-related costs are often more expensive in emerging market countries, which can reduce a Fund’s income from investments in securities or debt instruments of emerging market country issuers.  Lastly, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
REAL ESTATE INVESTMENT TRUSTS
The Funds may make investments related to real estate, including real estate investment trusts (“REITs”).  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in the value of neighborhoods; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs, which own real estate properties, may be affected by changes in the values of the underlying property owned by the REIT, while mortgage REITs, which make construction, development, and long-term mortgage loans, may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified, and are subject to the risks of financing projects.  REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain exemption from the Investment Company Act of 1940, as amended.  If an issuer of debt securities collateralized by real estate defaults, REITs could end up holding the underlying real estate. REITs also have expenses themselves that are ultimately paid by their shareholders, including a Fund.
SHORT-TERM INSTRUMENTS (APPLIES TO CALVERT  BALANCED, EQUITY AND LARGE CAP CORE)
See “Short-Term Instruments” in “Supplemental Information on Principal Investment Policies and Risks” above.
REPURCHASE AGREEMENTS
Each Fund may invest in repurchase agreements. Repurchase agreements are arrangements under which the Fund buys a security, and the seller simultaneously agrees to repurchase the security at a mutually agreed-upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income. A Fund engages in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement.
Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether a Fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Funds will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor under the direction and supervision of the respective Fund’s Board of Trustees/Directors. In addition, the Funds will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller’s obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due a Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller’s obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.
While an underlying security may mature after one year, repurchase agreements are generally for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.
TEMPORARY DEFENSIVE POSITIONS
For temporary defensive purposes — which may include a lack of adequate purchase candidates or an unfavorable market environment — each Fund may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements. The Funds’ investments in temporary defensive positions are generally not insured by the Federal Deposit Insurance Corporation, even though a bank may be the issuer.
The Funds may invest in money market instruments of banks, whether foreign or domestic, including obligations of U.S. branches of foreign banks (“Yankee” instruments) and obligations of foreign branches of U.S. banks (“Eurodollar” instruments). All such instruments must be high-quality, U.S. dollar-denominated obligations. Although not subject to foreign currency risk since they are U.S. dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of U.S. issuers. See “Foreign Securities” in “Supplemental Information on Principal Investment Policies and Risks” above.
CERTIFICATES OF DEPOSIT
Each Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured.

BANKERS’ ACCEPTANCES
Each Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
BANK TIME DEPOSITS
Each Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
COMMERCIAL PAPER
Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.
SMALL-CAP ISSUERS (APPLIES TO CALVERT BALANCED AND EQUITY)
See “Small-Cap Issuers” in “Supplemental Information on Principal Investment Policies and Risks” above.
REPURCHASE AGREEMENTS (APPLIES TO CALVERT BALANCED (EQUITY PORTION), EQUITY AND LARGE CAP CORE)
Each of the Balanced (equity portion), Equity and Large Cap Core Portfolios may invest up to 10% of its net assets in repurchase agreements, except that investments in repurchase agreements may exceed this limit for temporary defensive purposes. See “Repurchase Agreements” in “Supplemental Information on Principal Investment Policies and Risks” above.
REVERSE REPURCHASE AGREEMENTS
Each of the Funds may invest up to 10% of its net assets in reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells portfolio securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed-upon date and price reflecting a market rate of interest. The Fund invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The Fund intends to enter into a reverse repurchase agreement only when the interest income expected to be earned on the obligation in which the Fund plans to invest the proceeds exceeds the amount the Fund will pay in interest to the other party to the agreement plus all costs associated with the transaction. The Funds do not intend to borrow for leverage purposes. The Funds will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.
During the time a reverse repurchase agreement is outstanding, the Fund will maintain, in a segregated custodial account, an amount of cash, U.S. government securities, or other liquid, high-quality debt securities at least equal in value to the repurchase price. The Fund will mark to market the value of assets held in the segregated account and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.
A Fund’s use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Fund may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Fund under the agreement, the Fund may have been better off had it not entered into the agreement. However, the Funds will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by each Fund’s Board of Trustees/Directors.
TRUST PREFERRED SECURITIES (APPLIES TO CALVERT BALANCED)
See “Trust Preferred Securities” in “Supplemental Information on Principal Investment Policies and Risks” above.
MUNICIPAL SECURITIES (APPLIES TO CALVERT BALANCED)
See “Municipal Securities” in “Supplemental Information on Principal Investment Policies and Risks” above.

HIGH SOCIAL IMPACT INVESTMENTS (APPLIES TO CALVERT BALANCED, BOND AND EQUITY)
The High Social Impact Investments program targets a percentage of a Fund’s assets to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development and economic and social development of urban and rural communities. These investments may be either debt or equity investments and are illiquid. High Social Impact debt investments are unrated and are deemed by the Advisor to be the equivalent of below-investment grade, high-yield debt securities – that is, lower quality debt securities (generally those rated BB+ or lower by S&P or Ba1 or lower by Moody’s, known as “junk bonds”). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix B for a description of the ratings.)  Rather than earning a higher rate, as would be expected to compensate for the higher risk (i.e., lower credit quality), they earn a rate of return that is lower than the then-prevailing market rate. There is no secondary market for these securities.
The Balanced, Bond and Equity Portfolios may make their High Social Impact Investments through direct investments, or through intermediaries, such as through the purchase of notes issued by the Calvert Social Investment Foundation, a non-profit organization, legally distinct from the Funds and Calvert Investments, Inc., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. The Foundation prepares its own careful credit analysis to attempt to identify those community development issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.
The Balanced and Equity Portfolios may make direct High Social Impact Investments through the Special Equities program described below in this “Non-Principal Investment Policies and Risks” section; such investments are referred to as Social Enterprise investments.
LIMITED PARTNERSHIPS (APPLIES TO CALVERT BALANCED, EQUITY AND LARGE CAP CORE)
The Funds may invest in limited partnerships, primarily through the Special Equities program described below in this “Non-Principal Investment Policies and Risks” section. Investments in limited partnerships pose special investment risks.  A limited partnership is generally taxed as a pass-through entity; i.e., the income and expenses of the partnership are not taxed at the partnership level but are passed through to its limited partners, such as the Funds, who include their pro rata share of the partnership’s income and expenses in their own taxes. This pass-through may potentially cause non-compliance by the Funds with certain tax laws and regulations and subject the Funds to penalties under the tax laws, including possible loss of their own pass-through treatment under Subchapter M of the Internal Revenue Code of 1986.  The term of a limited partnership is generally 10 years or more. Limited partnership units are illiquid and subject to contractual transfer restrictions; thus a Fund will generally not be able to sell an investment in a limited partnership but will be required to hold it for the entire term of the partnership.  Certain decisions that could adversely affect the Funds, such as whether the limited partnership should be allowed to borrow money, may be made by a majority in interest of the limited partners.  A Fund also bears indirectly its proportionate share of the limited partnership’s management fee and operating expenses. When a Fund makes an investment in a limited partnership, it signs a subscription agreement committing it to a certain investment amount; this amount is generally not paid all at once, but rather drawn down over time by the partnership’s general partner as investment opportunities present themselves.  As a result, a Fund must set aside sufficient assets to be able to fund any future capital calls. Limited partnerships have relatively concentrated holdings; as a consequence, the return on a partnership may be adversely impacted by the poor performance of a small number of investments, especially if the partnership needs to mark down the valuation of one or more of its holdings.
SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS (APPLIES TO CALVERT BALANCED, EQUITY AND LARGE CAP CORE)
The Funds may invest in securities that have a combination of equity and debt characteristics, through the Special Equities program described below in this “Non-Principal Investment Policies and Risks” section. These securities may at times behave more like equity than debt or vice versa.  Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stock or other securities at a stated conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price.  These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, as well as changes in the credit quality of the issuer.
SPECIAL EQUITIES INVESTMENTS (APPLIES TO CALVERT BALANCED, EQUITY AND LARGE CAP CORE)
The Special Equities program allows a Fund to promote responsible investment goals through privately placed investments. As stated in the Prospectus, the Special Equities Committee of the Fund identifies, evaluates and selects Special Equities investments, subject to the approval of each Fund’s Board.

The Special Equities program, while generally comprising a small percentage of any participating Fund’s assets, invests in many investments that involve relatively high risks. These include foreign securities, below-investment grade, high-yield debt securities, emerging market securities, real estate investment trusts, small-cap issuers, limited partnerships, and securities with equity and debt characteristics, among others. See “Foreign Securities” and “Below-Investment Grade, High-Yield Debt Securities” in “Supplemental Information on Principal Investment Policies and Risks” above, and “Emerging Market Securities”, “Real Estate Investment Trusts”, “Small-Cap Issuers”, “Limited Partnerships”, “Securities with Equity and Debt Characteristics”, and “Illiquid Securities” in this section on Non-Principal Investment Policies and Risks.  Funds participating in the Special Equities program may also invest in unsecured debt, which does not have the benefits of a secured creditor in the event of bankruptcy.  A Special Equities investment may lose its entire value if the business enterprise does not succeed.  Because of their illiquid nature and contractual transfer restrictions, Special Equities investments may not be easily sold or transferred.
Each Fund has retained independent consultants to provide investment research and other research-related services with respect to the Special Equities program. The aggregate compensation amount paid by each Fund to the consultants for the fiscal year ended September 30, 2015 was as follows:

Calvert Balanced	$67,383
Calvert Equity	$156,576
Calvert Large Cap Core	N/A
BELOW-INVESTMENT GRADE, HIGH-YIELD DEBT SECURITIES (APPLIES TO CALVERT BALANCED, EQUITY AND LARGE CAP CORE)
See “Below-Investment Grade, High-Yield Debt Securities” in “Supplemental Information on Principal Investment Policies and Risks” above.
LEVERAGED LOANS (APPLIES TO CALVERT BALANCED)
See “Leveraged Loans” in “Supplemental Information on Principal Investment Policies and Risks” above.
EXCHANGE-TRADED FUNDS (“ETFS”)
ETFs are shares of other investment companies that can be traded in the secondary market (e.g.,  on an exchange) and whose underlying assets are generally stocks selected to track a particular index. Therefore, an ETF can track the performance of an index in much the same way as a traditional indexed mutual fund. But unlike many traditional investment companies, which are only bought and sold at closing net asset values, ETFs are tradable in the secondary market on an intra-day basis, and are redeemed principally in-kind at each day’s next calculated net asset value.  Although there can be no guarantee that an ETF’s intra-day price changes will accurately track the price changes of the related index, ETFs benefit from an in-kind redemption mechanism that is designed to protect ongoing shareholders from adverse effects on the ETFs that could arise from frequent cash creation and redemption transactions. Moreover, in contrast to conventional indexed mutual funds where redemptions can have an adverse tax impact on shareholders because of the need to sell portfolio securities (which sales may generate taxable gains), the in-kind redemption mechanism of the ETFs generally will not lead to a taxable event for the ETF or its ongoing shareholders.
Each Fund may purchase shares of ETFs for the purpose of managing the Fund’s cash position consistent with the Fund’s benchmark.  For example, an ETF may be purchased if the Fund has excess cash and it may be held until the Advisor and/or Subadvisor decides to make other permissible investments.  Similarly, if the Fund should receive a large redemption request, the Fund could sell some or all of an ETF position to raise cash. The Balanced and Bond Portfolios may also invest in ETFs to gain broad market or sector exposure or when the Advisor and/or Subadvisor believes share prices of ETFs offer attractive values. The responsible investment criteria of the Fund will not apply to an investment in an ETF or to any of the individual underlying securities held by the ETF.  Accordingly, the Fund could have indirect exposure to a company that does not meet the Fund’s responsible investment criteria and that could therefore not be purchased directly by the Fund.
Some of the risks of investing in ETFs are similar to those of investing in an indexed mutual fund, including (i) market risk (the risk of fluctuating stock prices in general), (ii) asset class risk (the risk of fluctuating prices of the stocks represented in the ETF’s index), (iii) tracking error risk (the risk of errors in matching the ETF’s underlying assets to the index), (iv) industry concentration risk (the risk of the stocks in a particular index being concentrated in an industry performing poorly relative to other stocks) and (v) the risk that since an ETF is not actively managed it cannot sell poorly performing stocks as long as they are represented in the index. In addition, ETFs may trade at a discount from their net asset value, and because ETFs operate as open-end investment companies or unit investment trusts, they incur fees that are separate from the fees incurred directly by the Fund.  Therefore, the Fund’s purchase of an ETF results in the layering of expenses, such that shareholders of the Fund indirectly bear a proportionate share of any operating expenses of the ETF.

ILLIQUID SECURITIES
Each Fund may not purchase illiquid securities if more than 15% of the value of its net assets would be invested in such securities.  The Advisor will monitor the amount of illiquid securities in the Fund, under the supervision of the Board, to ensure compliance with the Fund’s investment restrictions.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market.  Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of the securities, and a Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices.
Notwithstanding the above, a Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act.  This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the Securities Act.  If the Board determines, based upon a continuing review of Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments.  The Board has adopted guidelines as part of the Valuation Procedures and delegated to the Advisor the daily function of determining the liquidity of restricted securities.  The Board retains sufficient oversight and is ultimately responsible for the determinations.
Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Fund’s Board.
DERIVATIVES
A Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities for the purpose of adjusting the risk and return characteristics of the Fund. A Fund can use these practices either as a substitute for alternative permissible investments or as protection against a move that has an adverse effect on the Fund’s portfolio securities. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid, which can make it difficult to value them.
OPTIONS AND FUTURES CONTRACTS (SEE BELOW REGARDING OPTIONS APPLICABLE TO CALVERT BOND)
The Balanced, Equity and Large Cap Core Portfolios may purchase put and call options and write covered call options and secured put options on securities which meet the applicable Fund’s responsible investment criteria, and may employ a variety of option combination strategies.  Each Fund may also engage in the purchase and sale of futures contracts, including interest rate futures contracts.  In addition, each Fund may write covered call options and secured put options on such futures contracts.  Each Fund’s use of options and futures is described more fully below.
These Funds may engage in such transactions only for hedging purposes, including hedging of a Fund’s cash position (or for the Large Cap Core Portfolio, also for liquidity). They may not engage in such transactions for the purposes of speculation or leverage.  Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.
Options are typically classified as either American-style or European-style, based on the dates on which the option may be exercised. American-style options may be exercised at any time prior to the expiration date and European-style options may be exercised on the expiration date. Option contracts traded on futures exchanges are mainly American-style, and options traded over-the-counter are mainly European-style.
The value of an option will fluctuate based primarily on the time remaining until expiration of the option, known as the option’s time value, and the difference between the then-prevailing price of the underlying security and the option’s exercise price.  This difference, known as the option’s intrinsic value, determines whether an option is “in-the-money” (meaning the option exercise price is less than the current market value of the security underlying the option), “at-the-money” (meaning the option exercise price is equal to the current market value of the security underlying the option), or “out-of-the-money” (meaning the option exercise price is greater than the current market value of the security underlying the option), at any point in time.  If there is an existing secondary market for an option, it can be closed out at any time by the Fund for a gain or a loss.  Alternatively, the holder of an in-the-money American-style option may exercise the option at any time prior to the expiration date, while the holder of an in-the-money European-style option must wait until the expiration date to exercise the option.  Options that expire out-of-the-money are worthless, resulting in a loss of the entire premium paid.
Other principal factors that affect the market value of an option include supply and demand, interest rates, and the current market price and price volatility of the underlying security.
Purchasing Options.  A Fund will pay a premium (plus any commission) to purchase an option.  The premium reflects the total of the option’s time value and intrinsic value.  The purchaser of an option has a right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security at the exercise price and has no obligation after the premium has been paid.
Call Options.  The purchase of a call option on a security is similar to taking a long position because the value of the option generally increases as the price of the underlying security increases.  However, in the event that the underlying security declines in value, losses on options are limited to the premium paid to purchase the option.  Although a call option has the potential to increase in value from higher prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  A Fund may only buy call options to hedge its available cash balance, to limit the risk of a substantial increase in the market price of a security which a Fund intends to purchase, or to close an outstanding position that resulted from writing a corresponding call option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.  A Fund may purchase securities by exercising a call option solely on the basis of considerations consistent with the investment objectives and policies of the Fund.
Put Options.  The purchase of a put option on a security is similar to taking a short position (selling a security that you do not own) in that security because the value of the option generally increases as the value of the underlying security decreases.  However, in the event that the underlying security increases in value, losses on the option are limited to the premium paid to purchase the option.  Although a put option has the potential to increase in value from lower prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  A Fund may purchase put options to protect its portfolio securities against the risk of declining prices or to close an outstanding position that resulted from writing a corresponding put option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.
Writing Options. Each Fund may write certain types of options.  Writing options means that the Fund is selling an investor the right, but not the obligation, to purchase (in the case of a call option) or to sell (in the case of a put option) a security or index at the exercise price in exchange for the option premium.  The writer of an option has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security and has no rights other than to receive the premium.  Writing options involves more risk than purchasing options because a writer of an option has the potential to realize a gain that is limited to the value of the premium (less any commission) and takes on potentially unlimited risk from increases in the price of the underlying security, in the case of a call option, and the risk that the underlying security may decline to zero, in the case of a put option (which would require the writer of the put option to pay the exercise price for a security that is worthless).  Accordingly, the Funds may only write covered call options and secured put options, which mitigate these substantial risks. A call option is deemed “covered” if the Fund owns the security.  A put option is deemed “secured” if the Fund has segregated cash or securities having an aggregate value equal to the total purchase price the Fund will have to pay if the put option is exercised.
Call Options. A Fund that writes a call option on a security will receive the option premium (less any commission), which helps to mitigate the effect of any depreciation in the market value of that security.  However, because the Fund is obligated to sell that security at the exercise price, this strategy also limits the Fund’s ability to benefit from an increase in the price of the security above the exercise price.
Each Fund may write covered call options on securities.  This means that so long as a Fund is obligated as the writer of a call option, the Fund will own the underlying security.  A Fund may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options. Writing covered call options can increase the income of the Fund and thus reduce declines in the net asset value per share of the Fund if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Fund to forgo future appreciation of the securities covered by the option. A Fund’s turnover may increase through the exercise of a call option that it has written; this may occur if the market value of the underlying security increases and the Fund has not entered into a closing purchase transaction. When a Fund writes a covered call option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains below the exercise price.
Put Options. A Fund that writes a put option on a security will receive the option premium (less any commission), which effectively reduces the Fund’s acquisition cost for that security.  If it is contemplating an investment in a security but is uncertain about its near-term price trajectory, a Fund could write a put option on a security; the premium will provide the Fund with a partial buffer against a price increase, while providing the Fund with an opportunity to acquire the security at the lower exercise price.  However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price).  Accordingly, this strategy may result in unexpected losses if the option is exercised against the Fund at a time when the price of the security has declined below the exercise price by more than the amount of the premium received.
A Fund may only write secured put options, which requires the Fund to segregate cash or securities, through its custodian, having a value at least equal to the exercise price of the put option.  If the value of the segregated securities declines below the exercise price of the put option, the Fund will have to segregate additional assets.  When a Fund writes a secured put option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price.
Exchange-Traded Options. A Fund may purchase and write put and call options in standard contracts traded on national securities exchanges on securities of issuers which meet the Fund’s responsible investment criteria and on foreign currencies.  Options exchanges may provide liquidity in the secondary market. Although these Funds intend to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. The absence of a liquid market might prevent the Funds from closing an options position, which could impair the Funds’ ability to hedge effectively. The inability to close out a written option position may have an adverse effect on a Fund’s liquidity because it may be required to hold the securities covering or securing the option until the option expires or is exercised.
The information provided above under “Purchasing Options” and “Writing Options” is applicable to exchange-traded options.
Futures Transactions. The Balanced, Equity and Large Cap Core Portfolios may purchase and sell futures contracts, but only when, in the judgment of the Advisor and/or Subadvisor, such a position acts as a hedge.  The Funds may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. government obligations.
Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC.  Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.
A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery.  In most cases the contracts are closed out before the settlement date without making or taking delivery of securities. Upon buying or selling a futures contract, a Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker.  Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if the futures position becomes less valuable and entitled to receive such payments if the futures position becomes more valuable.
The Funds can use these practices only for hedging purposes and not for speculation or leverage. If the Advisor and/or Subadvisor judge market conditions incorrectly or employ a strategy that does not correlate well with a Fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
Options on Futures Contracts. Each Fund may purchase put or call options, write secured put options or write covered call options on futures contracts that the Fund could otherwise invest in and that are traded on a U.S. exchange or a board of trade.  These Funds may also enter into closing transactions with respect to such options to terminate an existing position.
Each Fund may only invest in options on futures contracts to hedge its portfolio securities or its available cash balance and not for speculation or leverage purposes.
The information provided above under “Purchasing Options” and “Writing Options” is applicable to options on futures contracts, except that references therein to securities should instead refer to futures contracts.
Regulatory Limitations. The Advisor to the Funds has claimed an exclusion from the CFTC’s definition of “commodity pool operator.” Under the relevant CFTC rule, the Advisor can claim an exclusion with respect to each Fund if the Fund, among other things, limits its use of certain derivatives, such as futures, certain options, and swaps.  Under the rule, if a fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions).  If a Fund’s use of futures contracts does not comply with these limits, then the Advisor would be subject to registration (if not already registered) and regulation in its capacity as the Fund’s commodity pool operator, and that Fund would be subject to regulation under the Commodity Exchange Act. A Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.
Each Fund generally intends to engage in transactions in futures contracts and options thereon only for hedging, risk management, and other permissible purposes in accordance with the rules and regulations of the CFTC or other regulatory authorities.
In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by a Fund, an amount of cash, U.S. Government securities or other liquid securities, equal to the notional value of the futures contracts and options thereon (less any related margin deposits), will be segregated by the Fund’s custodian to cover the position, or alternative cover will be employed, thereby ensuring that the use of such futures contracts and options is unleveraged.
Additional Risks of Options and Futures Contracts.  If a Fund has sold futures or takes options positions to hedge against a decline in the market and the market later advances, the Fund may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where a Fund has sold futures or taken options positions to hedge against a decline in the market, the price of the futures contract may advance and the value of the portfolio securities in the Fund may decline. If this were to occur, the Fund might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities.
The Funds can close out futures positions and options on futures in the secondary market only on an exchange or board of trade. Although the Funds intend to purchase or sell only such futures, and purchase or write such options, for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract or option at any particular time. This might prevent the Funds from closing a futures position or an option on a futures contract, which could require a Fund to make daily margin payments in the event of adverse price movements. If a Fund cannot close out an option position, it may be required to exercise the option to realize any profit or the option may expire worthless.
Although some of the securities underlying an index future contract, an option on an index future contract or an option on an index may not necessarily meet the Fund’s responsible investment criteria, any such hedge position taken by the Fund will not constitute a direct ownership interest in the underlying securities.
OPTIONS (APPLIES TO CALVERT BOND)
The Bond Portfolio may purchase put and call options and write covered call options and secured put options on securities, and may employ a variety of option combination strategies.  In addition, the Fund may write covered call options and secured put options on futures contracts.
The Fund may engage in such transactions only for hedging purposes, including hedging of the Fund’s cash position. The Fund may not engage in such transactions for the purposes of speculation or leverage.  Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.
Options are typically classified as either American-style or European-style, based on the dates on which the option may be exercised. American-style options may be exercised at any time prior to the expiration date, and European-style options may be exercised on the expiration date. Option contracts traded on futures exchanges are mainly American-style, and options traded over-the-counter are mainly European-style.
The value of an option will fluctuate based primarily on the time remaining until expiration of the option, known as the option’s time value, and the difference between the then-prevailing price of the underlying security and the option’s exercise price.  This difference, known as the option’s intrinsic value, determines whether an option is in-the-money, at-the-money or out-of-the-money at any point in time.  If there is an existing secondary market for an option, it can be closed out at any time by the Fund for a gain or a loss.  Alternatively, the holder of an in-the-money American-style option may exercise the option at any time prior to the expiration date, while the holder of an in-the-money European-style option must wait until the expiration date to exercise the option.  Options that expire out-of-the-money are worthless resulting in a loss of the entire premium paid.
Other principal factors that affect the market value of an option include supply and demand, interest rates, the current market price and the price volatility of the underlying security.
Purchasing Options.  The Fund will pay a premium (plus any commission) to purchase an option.  The premium reflects the total of the option’s time value and intrinsic value.  The purchaser of an option has a right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security at the exercise price and has no obligation after the premium has been paid.

Call Options.  The purchase of a call option on a security is similar to taking a long position because the value of the option generally increases as the price of the underlying security increases.  However, in the event that the underlying security declines in value, losses on options are limited to the premium paid to purchase the option.  Although a call option has the potential to increase in value from higher prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  The Fund may only buy call options to hedge its available cash balance, to limit the risk of a substantial increase in the market price of a security which the Fund intends to purchase, or to close an outstanding position that resulted from writing a corresponding call option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.  The Fund may purchase securities by exercising a call option solely on the basis of considerations consistent with the investment objectives and policies of the Fund.
Put Options.  The purchase of a put option on a security is similar to taking a short position (selling a security that you do not own) in that security because the value of the option generally increases as the value of the underlying security decreases.  However, in the event that the underlying security increases in value, losses on the option are limited to the premium paid to purchase the option.  Although a put option has the potential to increase in value from lower prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors.  The Fund may purchase put options to protect its portfolio securities against the risk of declining prices or to close an outstanding position that resulted from writing a corresponding put option.  Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.
Writing Options. The Fund may write certain types of options.  Writing options means that the Fund is selling an investor the right, but not the obligation, to purchase (in the case of a call option) or to sell (in the case of a put option) a security or index at the exercise price in exchange for the option premium.  The writer of an option has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security and has no rights other than to receive the premium.  Writing options involves more risk than purchasing options because a writer of an option has the potential to realize a gain that is limited to the value of the premium (less any commission) and takes on potentially unlimited risk from increases in the price of the underlying security, in the case of a call option, and the risk that the underlying security may decline to zero, in the case of a put option (which would require the writer of the put option to pay the exercise price for a security that is worthless).  Accordingly, the Fund may only write covered call options and secured put options, which mitigate these substantial risks. A call option is deemed “covered” if the Fund owns the security.  A put option is deemed “secured” if the Fund has segregated cash or securities having an aggregate value equal to the total purchase price the Fund will have to pay if the put option is exercised.
Call Options. A Fund that writes a call option on a security will receive the option premium (less any commission), which helps to mitigate the effect of any depreciation in the market value of that security.  However, because the Fund is obligated to sell that security at the exercise price, this strategy also limits the Fund’s ability to benefit from an increase in the price of the security above the exercise price.
The Fund may write covered call options on securities.  This means that as long as the Fund is obligated as the writer of a call option, the Fund will own the underlying security.  The Fund may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options. Writing covered call options can increase the income of the Fund and thus reduce declines in the net asset value per share of the Fund if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Fund to forego future appreciation of the securities covered by the option. The Fund’s turnover may increase through the exercise of a call option that it has written; this may occur if the market value of the underlying security increases and the Fund has not entered into a closing purchase transaction. When the Fund writes a covered call option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains below the exercise price.
Put Options. A Fund that writes a put option on a security will receive the option premium (less any commission), which effectively reduces the Fund’s acquisition cost for that security.  A Fund that is contemplating an investment in a security but that is uncertain about its near-term price trajectory could write a put option on a security; the premium will provide the Fund with a partial buffer against a price increase, while providing the Fund with an opportunity to acquire the security at the lower exercise price.  However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price).  Accordingly, this strategy may result in unexpected losses if the option is exercised against the Fund at a time when the price of the security has declined below the exercise price by more than the amount of the premium received.
The Fund may only write secured put options, which requires the Fund to segregate cash or securities, through its custodian, having a value at least equal to the exercise price of the put option.  If the value of the segregated securities declines below the exercise price of the put option, the Fund will have to segregate additional assets.  When the Fund writes a secured put option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price.
Exchange-Traded Options. The Fund may purchase and write put and call options in standard contracts traded on national securities exchanges on securities of issuers.  Options exchanges may provide liquidity in the secondary market. Although the Fund intends to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. The absence of a liquid market might prevent the Fund from closing an options position, which could impair the Fund’s ability to hedge effectively. The inability to close out a written option position may have an adverse effect on the Fund’s liquidity because it may be required to hold the securities covering or securing the option until the option expires or is exercised.
The information provided above under “Purchasing Options” and “Writing Options” is applicable to exchange-traded options.
Options on Futures Contracts. The Fund may purchase put or call options, write secured put options or write covered call options on futures contracts that the Fund could otherwise invest in and that are traded on a U.S. exchange or a board of trade.  The Fund may also enter into closing transactions with respect to such options to terminate an existing position.
The Fund may only invest in options on futures contracts to hedge its portfolio securities or its available cash balance and not for speculation or leverage purposes.
The information provided above under “Purchasing Options” and “Writing Options” is applicable to options on futures contracts, except that references therein to securities should instead refer to futures contracts.
Additional Risks of Options.  If the Fund takes options positions to hedge against a decline in the market and the market later advances, the Fund may suffer a loss on the options that it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of options and movements in prices of the securities which are the subject of the hedge. Thus the price of the option may move more than or less than the price of the securities being hedged. Where the Fund has taken options positions to hedge against a decline in the market, the price of the option may advance and the value of the portfolio securities in the Fund may decline. If this were to occur, the Fund might lose money on the option and also experience a decline in the value of its portfolio securities.
The hours of trading for options on U.S. government securities may not correspond exactly to the hours of trading for the underlying securities. To the extent that the options markets close before the U.S. government securities markets close, significant movements in rates and prices may occur in the government securities markets that cannot be reflected in the options markets.
The Fund can close out options on futures in the secondary market only on an exchange or board of trade or with an OTC market maker. Although the Funds intend to purchase or write only such options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option at any particular time. This might prevent the Fund from closing an option on a futures contract, which could require the Fund to make daily margin payments in the event of adverse price movements. If the Fund cannot close out an option position, it may be required to exercise the option to realize any profit or the option may expire worthless.
Although some of the securities underlying an index future contract, an option on an index future contract or an option on an index may not necessarily meet the Fund’s responsible investment criteria, any such hedge position taken by the Fund will not constitute a direct ownership interest in the underlying securities.
LENDING PORTFOLIO SECURITIES
A Fund may lend portfolio securities to certain financial institutions and broker/dealers, provided the aggregate value of the securities loaned by a Fund will not exceed 33 1/3% of its total assets.
Any such loans must be secured continuously in the form of cash or securities issued or guaranteed by the U.S. Government. Unless market practice otherwise permits, the collateral for each loan will include cash or cash-equivalent collateral of at least (i) 100% for U.S. government securities (including securities issued by U.S. agencies and instrumentalities), sovereign debt issued by non-U.S. governments, and non-U.S. corporate debt securities, (ii) 102% for U.S. equity securities and U.S. corporate debt securities, and (iii) 105% for non-U.S. equity securities, which, in each case, is marked to market on a daily basis. A Fund that has made a loan must be able to terminate the loan upon notice at any time, subject to the normal settlement period for the applicable security. Each Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities, including responsible investment matters.
The advantage of such loans is that a Fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral, which may be invested in accordance with the Fund’s investment objective, policies and restrictions.

Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, a Fund will make loans of its portfolio securities only to those firms the Advisor and/or Subadvisor deem creditworthy and only on terms the Advisor and/or Subadvisor believe should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. The Fund will recognize any gain or loss in the market value of the securities during the loan period. The Fund may pay reasonable custodial fees in connection with the loan.
SHORT SALES (APPLIES TO CALVERT BALANCED AND BOND)
The Balanced and Bond Portfolios may engage in short sales of U.S. Treasury securities for the purposes of managing duration of the Fund. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, a broker retains the proceeds the seller receives from the sale until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.
Short sales expose a Fund to the risk that it will be required to acquire, cover or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. If a Fund makes a short sale, it must segregate or “earmark” assets determined to be liquid by the Advisor or otherwise cover its position in a permissible manner.
SWAP AGREEMENTS
Each Fund may invest in swap agreements, which are derivatives that may be used to offset credit, interest rate, market, or other risks.  The Funds will only enter into swap agreements for hedging purposes.  The counterparty to any swap agreement must meet credit guidelines as determined by the Advisor and/or Subadvisor.
The use of swaps is a highly specialized activity that involves investment techniques, costs, and risks (particularly correlation risk) different from those associated with ordinary portfolio securities transactions.  If the Advisor and/or Subadvisor is incorrect in its forecasts of market variables, the investment performance of a Fund may be less favorable than it would have been if this investment technique were not used.
Credit default swaps are one type of swap agreement that the Bond Portfolio may invest in. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer makes regular fixed payments in return for a contingent payment by the seller upon either (i) the occurrence of an observable credit event that affects the issuer of a specified bond or (ii) a change in the credit spread of a specified bond. The contingent payment may compensate the protection buyer for losses suffered as a result of the credit event. If the protection seller defaults on its obligation to make the payment, the Fund would bear the losses resulting from the credit event. The Bond Portfolio will only invest in credit default swaps for hedging purposes.
U.S. GOVERNMENT-SPONSORED OBLIGATIONS (APPLIES TO CALVERT EQUITY AND LARGE CAP CORE)
See “U.S. Government-Sponsored Obligations” in “Supplemental Information on Principal Investment Policies and Risks” above.
U.S. GOVERNMENT-BACKED OBLIGATIONS (APPLIES TO CALVERT EQUITY AND LARGE CAP CORE)
See “U.S. Government-Backed Obligations” in “Supplemental Information on Principal Investment Policies and Risks” above.
CHARITABLE CONTRIBUTIONS
On occasion, a Fund may make de minimis charitable contributions to groups intended to further the Fund’s responsible investment purpose, including but not limited to educating investors about responsible investing.

ADDITIONAL RISK DISCLOSURE

FINANCIAL MARKETS RISK
Over the past several years, the U.S. and other countries have experienced significant disruptions to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest. While certain recent economic indicators have shown modest improvements in the capital markets, these indicators could worsen. During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities.  As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.
Reduced liquidity in credit and fixed-income markets may continue to negatively impact issuers worldwide. Illiquidity in these markets may reduce the amount of credit available to purchasers of raw materials, goods, and services, which may, in turn, place downward pressure on the prices of economic staples. It may also result in issuers facing increased difficulty obtaining financing and, ultimately, a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on the Funds.  The Advisor and each Subadvisor generally will take these and other economic conditions into consideration when making investment decisions for a Fund and will seek to manage the Fund in a manner consistent with achieving that Fund’s investment objective, but there can be no assurance that the Advisor or Subadvisor will be successful in doing so.
The total public debt of the U.S. as a percentage of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Government agencies project that the U.S. will continue to maintain high debt levels for the foreseeable future. Although high debt levels are not necessarily indicators or causes of economic problems, they may create certain systemic risks if sound debt management practices are not implemented. In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. Among other reasons for the downgrade, S&P cited controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and volatility. The downgrade may also adversely affect the market prices and yields of securities backed by the U.S.
In light of these and other conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration, and regulators have increased their focus on the regulation of the financial services industry. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.
Fixed-income markets have recently experienced a period of relatively high volatility. Amid an improving economy and the cessation of the quantitative easing program, the Funds may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. U.S. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Funds’ investments, which could cause the value of a Fund’s investments and the Fund’s share price to decline or create difficulties for the Fund in disposing of investments.  A Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a Fund that does not invest in derivatives. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate its investments at disadvantageous times or prices, thereby adversely affecting the Fund. To the extent a Fund experiences high redemptions because of these policy changes, a Fund may experience increased portfolio turnover, which will increase the costs that a Fund incurs and lower a Fund’s performance.
CYBERSECURITY RISK
The Funds and their service providers may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Funds or their investment advisor, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issues or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investment in such companies to lose value.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS
Each Fund has adopted the following fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund as defined under the Investment Company Act of 1940, as amended (the “1940 Act”).

1.	Calvert Balanced, Equity and Large Cap Core Portfolios: Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

2.
No Fund may concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured thereby).

3.
No Fund may issue senior securities or borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed).

4.
No Fund may underwrite the securities of other issuers, except to the extent that the purchase of obligations, either directly from the issuer, or from an underwriter for an issuer, may be deemed to be an underwriting.

5.
No Fund may invest directly in commodities or real estate, although a Fund may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

6.
No Fund may lend any security or make any loan, including engaging in repurchase agreements, if as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except through the purchase of debt securities or other debt instruments.

Under current law, a diversified investment company, with respect to 75% of its total assets, can invest no more than 5% of its total assets in the securities of any one issuer and may not acquire more than 10% of the voting securities of any issuer.
Under the interpretation of the Securities and Exchange Commission (“SEC”) staff, “concentrate” means to invest 25% or more of total assets in the securities of issuers primarily engaged in any one industry or group of industries.
Each Fund may invest up to 10% of its net assets in reverse repurchase agreements.
Under current law a Fund may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Fund may underwrite securities to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in selling a portfolio security.
NONFUNDAMENTAL INVESTMENT RESTRICTIONS
The Board of Trustees has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.
Calvert Balanced, Bond, and Equity Portfolios may not:

1.	Under normal circumstances, invest less than 80% of its net assets in equities (Equity Portfolio only).

2.	Under normal circumstances, invest less than 80% of its net assets in fixed income securities (Bond Portfolio only).

3.	Purchase the obligations of foreign issuers if, as a result, such securities would exceed 25% of the value of the Fund’s net assets.

4.	Purchase illiquid securities if more than 15% of the value of that Fund’s net assets would be invested in such securities.

5.	Make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on futures contracts.

6.	Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund’s net assets.

7.
Purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Fund, would exceed 5% of the Fund’s total assets.

8.
Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of a Fund’s total assets. No Fund will make any purchases of securities if borrowing exceeds 5% of its total assets (15% of total assets for the Bond Portfolio).

9.
With respect to Fundamental Investment Restriction (3) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund’s total assets.

Calvert Large Cap Core Portfolio may not:

1.	Under normal circumstances, invest less than 80% of its net assets, including borrowings for investment purposes, in the equities of large capitalization companies.

2.	Purchase illiquid securities if more than 15% of the value of the Fund’s net assets would be invested in such securities.

3.	Purchase debt securities (other than money market instruments).

4.	Make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts and options on futures contracts.

5.	Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund’s net assets.

6.
Purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Fund, would exceed 5% of the Fund’s total assets.

7.
Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Fund’s total assets. The Fund will not make any purchases of securities if borrowing exceeds 5% of its total assets.

8.
With respect to Fundamental Investment Restriction (3) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund’s total assets.

With respect to each Fund, except for the liquidity and borrowing restrictions, any investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom. Note that the Balanced and Equity Portfolios have no current intention of investing more than 10% of their respective net assets in high-yield debt securities.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  If for any reason a Fund should fail to qualify, it would be taxed as a corporation at the Fund level, rather than passing through its income and gains to shareholders.
Distributions of realized net capital gains, if any, are normally paid once a year; however, the Funds do not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. Utilization of these capital loss carryforwards may be subject to annual limitations under section 382 of the Code.
Capital loss carryforwards as of September 30, 2015 were as follows:

Calvert Balanced	$0
Calvert Bond	$7,804,536
Calvert Equity	$41,919,182
Calvert Large Cap Core	$0

Generally, dividends (including short-term capital gains) and distributions are taxable to the shareholder in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared.
The Funds are required to withhold 28% of any reportable dividends and long-term capital gain distributions paid and 28% of each reportable redemption transaction occurring in the Balanced, Equity, Bond and Large Cap Core Portfolios if: (a) the shareholder’s social security number or other taxpayer identification number (“TIN”) is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder’s correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Funds are notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.
In addition, the Funds are required to report to the Internal Revenue Service the following information with respect to each redemption transaction occurring in the Funds: (a) the shareholder’s name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; (c) the Fund’s identifying CUSIP number; and (d) cost basis information for shares acquired on or after January 1, 2012.
Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S.-registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens, certain foreign partnerships, and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Funds for further information.
Many states do not tax the portion of a Fund’s dividends that is derived from interest on U.S. government obligations. State law varies considerably concerning the tax status of dividends derived from U.S. government obligations. Shareholders should consult their tax advisors about the tax status of dividends and distributions from a Fund in their respective jurisdictions.
Dividends paid by a Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert. In addition, for individual investors, some dividends may be identified as “qualified dividend income” and may be eligible for the reduced federal tax rate.

NET ASSET VALUE

The public offering price of the shares of each Fund is its net asset value (“NAV”) per share (plus, for Class A shares, the applicable sales charge).  A Fund’s NAV per share is determined by dividing the total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding for each class.  The NAV fluctuates based on the respective market values of each Fund’s investments.  The NAV per share of each of the Funds is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds do not determine NAV on certain national holidays or other days on which the New York Stock Exchange is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In calculating NAV, each Fund follows standard industry practice by recording security transactions and their valuations on the business day following the security transaction trade date. This practice is known as “trade date plus one” or “T + 1 accounting”. Thus, changes in holdings of portfolio securities are reflected in the first calculation of NAV on the first business day following the trade date, as permitted by applicable law. Security transactions for money market instruments are recorded on the trade date.
Below is a specimen price-make-up sheet showing how the Funds calculate the total offering price per share.
Net Asset Value and Offering Price per Share, as of September 30, 2015

Calvert Balanced
Class A net asset value per share	$31.90
($569,368,495 / 17,848,346 shares)
Maximum sales charge, Class A	$1.59
(4.75% of offering price)

Offering price per share, Class A	$33.49

Class C net asset value and offering price per share	$31.11
($55,180,326 / 1,773,749 shares)

Class I net asset value and offering price per share	$32.36
($13,893,604 / 429,358 shares)

Class Y net asset value and offering price per share	$32.13
($6,103,324 / 189,943 shares)

Calvert Bond
Class A net asset value per share	$15.83
($395,193,936 / 24,959,569 shares)
Maximum sales charge, Class A	$0.62
(3.75% of offering price)
Offering price per share, Class A	$16.45

Class C net asset value and offering price per share	$15.73
($32,625,914 / 2,073,505 shares)

Class I net asset value and offering price per share	$15.85
($328,689,797 / 20,740,111 shares)

Class Y net asset value and offering price per share	$15.94
($77,131,030 / 4,838,253 shares)

Calvert Equity
Class A net asset value per share	$47.79
($1,328,913,300 / 27,808,189 shares)
Maximum sales charge, Class A	$2.38
(4.75% of offering price)
Offering price per share, Class A	$50.17

Class C net asset value and offering price per share	$34.98
($169,649,303 / 4,850,489 shares)

Class I net asset value and offering price per share	$52.65
($567,953,656 / 10,786,574 shares)

Class Y net asset value and offering price per share	$48.90
($157,114,056 / 3,213,254 shares)

Calvert Large Cap Core
Class A net asset value per share	$21.39
($68,949,974 / 3,223,795 shares)
Maximum sales charge, Class A	$1.07
(4.75% of offering price)
Offering price per share, Class A	$22.46

Class C net asset value and offering price per share	$19.12
($12,077,319 / 631,645 shares)

Class I net asset value and offering price per share	$21.91
($101,243,830 / 4,620,551 shares)

Class Y net asset value and offering price per share	$21.75
($2,875,747 / 132,244 shares)

CALCULATION OF YIELD AND TOTAL RETURN

Calvert Bond: Yield
The Bond Portfolio may also advertise its yield from time to time. Yield is calculated separately for each Class of the Portfolio. Yield quotations are historical and are not intended to indicate future performance. Yield quotations for the Bond Portfolio refer to the aggregate imputed yield-to-maturity of each of the Portfolio’s investments based on the market value as of the last day of a given thirty-day or one-month period, less accrued expenses (net of reimbursement), divided by the average daily number of outstanding shares entitled to receive dividends times the maximum offering price on the last day of the period (so that the effect of the sales charge is included in the calculation), compounded on a “bond equivalent,” or semi-annual, basis. The Bond Portfolio’s yield is computed according to the following formula:
Yield = 2 (a-b/cd+1)6 - 1
where a = dividends and interest earned during the period using the aggregate imputed yield-to maturity for each of the Portfolio’s investments as noted above; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. Using this calculation, the Bond Portfolio’s yield for the month ended September 30, 2015 was 2.61% for Class A shares, 1.86% for Class C shares, 3.22% for Class I shares and 2.97% for Class Y shares.
The yield of the Bond Portfolio will fluctuate in response to changes in interest rates and general economic conditions, portfolio quality, portfolio maturity, and operating expenses. Yield is not fixed or insured and therefore is not comparable to a savings or other similar type of account. Yield during any particular time period should not be considered an indication of future yield. It is, however, useful in evaluating a Portfolio’s performance in meeting its investment objective.
Total Return and Other Quotations
Each Fund may each advertise “total return.” Total return is calculated separately for each class. Total return differs from yield in that yield figures measure only the income component of a Fund’s investments, while total return includes not only the effect of income dividends but also any change in NAV, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. Note: “Total Return” as quoted in the Financial Highlights section of the Fund’s Prospectus and Annual Report to Shareholders, however, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to “return without maximum load” (or “w/o max load” or “at NAV”) as referred to herein. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.  Total return before taxes is computed according to the following formula:
P(1 + T)n = ERV
where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.
Total return after taxes on distributions is computed according to the following formula:
P(1 + T)n = ATVD
where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distribution); n = number of years, and ATVD  = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions but not after taxes on redemption.
Total return after taxes on distributions and sale of fund shares is computed according to the following formula:
P(1 + T)n = ATVDR
where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions and redemption); n = number of years and ATVDR = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions and redemption.
Total return is historical in nature and is not intended to indicate future performance. All total return quotations, including returns after taxes, reflect the deduction of the Fund’s maximum sales charge (“return with maximum load”), except quotations of “return without maximum load” (or “without CDSC” or “at NAV”) which do not deduct a sales charge. Return without maximum load, which will be higher than total return, should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages.  Thus, in the formula above, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for return with maximum load, P = a hypothetical initial investment of $1,000 less any sales charge actually imposed at the beginning of the period for which the performance is being calculated.  Class I shares do not have a sales charge.
In the table below, after-tax returns are shown only for Class A shares. The standardized total return for Class Y shares of the Bond and Equity Portfolios is “linked” to the Class A total return for the period prior to October 31, 2008, the inception date for Class Y shares. In the table below, Class Y performance results for the Bond and Equity Portfolios for the period prior to October 31, 2008 are for Class A at NAV (i.e., they do not reflect the deduction for the Class A front-end sales charge). The standardized total return for Class Y shares of the Balanced and Large Cap Core Portfolios is “linked” to the Class A total return for the period prior to April 30, 2013, the inception date for Class Y shares.  In the table below, Class Y performance results for the Balanced and Large Cap Core Portfolios for the period prior to April 30, 2013 are for Class A at NAV (i.e., they do not reflect the deduction of Class A front-end sales charge). In each case, actual Class Y performance would have been higher than Class A share performance because Class Y has lower class-specific expenses than Class A.
Returns for each Fund’s shares for the periods indicated are as follows:
Before Taxes

Periods Ended September 30, 2015	Class A Total Return		Class C Total Return		Class I Total Return	Class Y Total Return
	With	Without	With	Without
	Maximum Load		CDSC
Calvert Balanced
One Year	-5.99%	-1.30%	-3.06%	-2.08%	-0.86%	-1.13%
Five Years	7.03%	8.07%	7.19%	7.19%	8.59%	8.16%
Ten Years	3.99%	4.49%	3.59%	3.59%	5.02%	4.54%

Calvert Bond
One Year	-2.02%	1.79%	-0.11%	0.89%	2.36%	2.06%
Five Years	2.26%	3.04%	2.20%	2.20%	3.65%	3.33%
Ten Years	3.56%	3.96%	3.13%	3.13%	4.58%	4.15%

Calvert Equity
One Year	-0.40%	4.57%	2.82%	3.82%	5.08%	4.89%
Five Years	11.07%	12.16%	11.35%	11.35%	12.75%	12.56%
Ten Years	6.66%	7.18%	6.38%	6.38%	7.76%	7.43%

Calvert Large Cap Core
One Year	-7.09%	-2.46%	-4.19%	-3.22%	-2.05%	-2.37%
Five Years	9.94%	11.02%	10.08%	10.08%	11.58%	11.08%
Ten Years	4.27%	4.78%	3.88%	3.88%	5.29%	4.80%

After Taxes on Distributions

Periods Ended September 30, 2015	Class A Total Return With Maximum Load
Calvert Balanced
One Year	-6.85%
Five Years	5.94%
Ten Years	3.17%

Calvert Bond
One Year	-3.01%
Five Years	1.01%
Ten Years	2.10%

Calvert Equity
One Year	-2.64%
Five Years	10.18%
Ten Years	5.91%

Calvert Large Cap Core
One Year	-8.66%
Five Years	9.12%
Ten Years	3.63%
After Taxes on Distributions and Sale of Fund Shares

Periods Ended September 30, 2015	Class A Total Return With Maximum Load
Calvert Balanced
One Year	-3.32%
Five Years	5.26%
Ten Years	3.00%

Calvert Bond
One Year	-1.15%
Five Years	1.23%
Ten Years	2.21%

Calvert Equity
One Year	1.50%
Five Years	8.80%
Ten Years	5.34%

Calvert Large Cap Core
One Year	-3.18%
Five Years	7.88%
Ten Years	3.42%
Total return, like yield and NAV per share, fluctuates in response to changes in market conditions.  Neither total return nor yield for any particular time period should be considered an indication of future return.

PURCHASE AND REDEMPTION OF SHARES

Each Fund has authorized one or more broker/dealers to receive on its behalf purchase and redemption orders.  Such broker/dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer’s authorized designee, receives the order in good order.  The customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker/dealer or the broker/dealer’s authorized designee.
The Funds have no arrangement with any person to permit frequent purchases and redemptions of Fund shares.
The Funds do not issue share certificates.  Shares are electronically recorded.  If you are redeeming or exchanging shares represented by certificates previously issued by a Fund, you must return the certificates to the Fund’s transfer agent with your written redemption or exchange request.  If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case the original certificates are later presented by another person.
Each Fund has filed a notice of election with the SEC pursuant to Rule 18f-1 under the 1940 Act.  The notice states that the Fund may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the NAV of the Fund, whichever is less, by redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). The notice of election is irrevocable while Rule 18f-1 is in effect unless the SEC permits the withdrawal of such notice.
See the Fund’s Prospectus for additional details on purchases and redemptions.

TRUSTEES AND OFFICERS

Each Fund’s Board of Trustees supervises that Fund’s activities and reviews its contracts with companies that provide it with services.  Business information about the Trustees as well as information regarding the experience, qualifications, attributes and skills of the Trustees is provided below.  Independent Trustees refers to those Trustees who are not “interested persons” as that term is defined in the 1940 Act and the rules thereunder.

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
REBECCA L. ADAMSON AGE: 66	Trustee	1989	President of the national non-profit, First People’s Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People’s Worldwide is the only American Indian alternative development institute in the country.	20	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 67	Chair and Trustee	1982	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	27	• None
JOHN G. GUFFEY, JR. AGE: 67	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	27	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES D. HARPER, III AGE: 53	Trustee	2005	Partner, Carr Riggs & Ingram (public accounting firm) since September 2013. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), 1999-2013.	20	• Bridgeway Funds (14) (asset management)

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
JOY V. JONES AGE: 65	Trustee	1990	Attorney.	20	• Director, Conduit Street Restaurants SUD 2 Limited • Director, Palm Management Corporation
TERRENCE J. MOLLNER, Ed.D. AGE: 71	Trustee	1982	Founder, Chairperson and President of Trusteeship Institute, Inc., an educational organization focused on the personal skills and organizations described in Dr. Mollner’s book, The Love Skill: We Are Mastering the 7 Layers of Human Maturity, particularly businesses that freely chose to give priority to the common good. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider.	20	• Calvert Social Investment Foundation • Ben & Jerry’s Homemade, Inc. (food products)
SYDNEY A. MORRIS AGE: 66	Trustee	1982	The Rev. Dr. Morris is a Unitarian Universalist minister.	20	• None
INTERESTED TRUSTEES
D. WAYNE SILBY, Esq.* AGE: 67	Trustee	1982	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	27
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
JOHN H. STREUR* AGE: 55	Trustee and President	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	40
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Executive Vice President, Chief Financial Officer and Chief Operating Officer of Calvert Investments Inc. since October 2015; Senior Vice President and Chief Financial Officer of Calvert Investments, Inc. (March 2015 - September 2015). Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.

ROBERT D. BENSON, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

THOMAS DAILEY AGE: 51	Vice President	2004	Vice President of the Advisor and lead portfolio manager for Calvert’s municipal funds.
STU DALHEIM AGE: 46	Vice President	2015	Vice President - Shareholder Advocacy for the Advisor.
MATTHEW DUCH Age: 40	Vice President	2011	Vice President of the Advisor and portfolio manager for Calvert’s taxable fixed-income funds.
ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Vice President, Corporate Finance, of Calvert Investments, Inc.; Acting Chief Financial Officer of Calvert Investments, Inc. (September 2014 - March 2015)
PATRICK FAUL AGE: 51	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager, Calvert Investments, Inc.
JADE HUANG AGE: 41	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years
EMILY KAISER AGE: 32	Assistant Vice President	2015
Senior Sustainability Analyst since November 2015 and Sustainability Analyst (January 2014 - October 2015), Advisor. Prior to joining Calvert, Ms. Kaiser attended law school from 2010 to 2013 and also held legal and policy positions with the U.S. Agency for International Development (2013), the Solidarity Center, AFL-CIO (2013), the U.S. Department of Labor (2012), the office of the U.S. Trade Representative (2012) and the Public International Law and Policy Group (2011-2012).

VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Head of Taxable Fixed Income (since 2015) and Vice President of the Advisor (since 2014); Portfolio Manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 45	Assistant Vice President & Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ERICA LASDON AGE: 44	Assistant Vice President	2015	Director of Sustainability Research since August 2015 and Senior Sustainability Analyst and Manager prior to August 2015, Advisor.
JOSHUA LINDER AGE: 30	Vice President	2015	Equity Portfolio Manager since November 2015, Assistant Portfolio Manger (January 2014 - October 2015) and Equity Analyst (2011 - 2013), Advisor.
CHRISTOPHER MADDEN AGE: 40	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
ANDREW K. NIEBLER, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

*Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.  Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.
The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009.  As of December 31, 2015, the Trustees and Officers as a group owned less than 1% of each Fund’s outstanding shares.
Additional Information about the Trustees
The Board of Trustees believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills to serve on the Board.  The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, Subadvisors, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion.  The Board of Trustees has also considered the contributions that each Trustee can make to the Board and the Funds.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:  Ms. Adamson, experience as a president of a non-profit organization and experience as a board member of a private foundation; Mr. Baird, experience as a chief executive officer of a non-profit corporation; Mr. Guffey, experience as a director and officer of private companies and experience as a board member of various organizations; Mr. Harper, experience as a partner of a public accounting firm and experience as a board member of a mutual fund complex; Ms. Jones, legal experience and experience as a director of a private foundation; Mr. Mollner, experience as a board member of various organizations; Rev. Dr. Morris, ecclesiastical leadership experience; Mr. Silby, experience as a director and officer of private companies and experience as a board member of various organizations; and Mr. Streur, leadership roles within the Advisor and certain of its affiliates, and experience building and managing investment management firms.  References to the experience, qualifications, attributes and/or skills of the Trustees are pursuant to requirements of the SEC, do not constitute holding out of a Board or any Trustee as having special expertise or experience, and shall not impose any greater responsibility or liability on any such Trustee or on the Board by reason thereof.

Board Structure
The Board of Trustees is responsible for overseeing the management and operations of the Funds.  The Board consists of seven Independent Trustees and two Trustees who are interested persons of the Funds.  Richard L. Baird, Jr., who is an Independent Trustee, serves as Chairperson of the Board.  The Board of Trustees has five standing Committees:  the Governance Committee, the Audit Committee, the Social Committee, the Investment Performance Oversight Committee and the Special Equities Committee.  Each of the Governance, Audit, Social and Investment Performance Oversight Committees is chaired by an Independent Trustee.  In addition, each of the Governance and Audit Committees is composed solely of Independent Trustees.
Through the Governance and Audit Committees, the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for Fund management.  The Independent Trustees also regularly meet outside the presence of Fund management and are advised by independent legal counsel.  The Board of Trustees has determined that its committees help ensure that the Funds have effective and independent governance and oversight.  The Board of Trustees has also determined that its leadership structure is appropriate.The Board of Trustees also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.
The Governance Committee addresses matters of fund governance, including policies on Trustee compensation and on Board and Committee structure and responsibilities. The functions of the Governance Committee of each Board also include those of a Nominating Committee, e.g., the initiation and consideration of nominations for the appointment or election of Independent Trustees of the Board.  These matters were addressed in meetings held five times in the past fiscal year.  The current members of this Committee are Rev. Dr. Morris and Messrs. Baird and Harper, each an Independent Trustee.
The Audit Committee approves and recommends to the Board independent public accountants to conduct the annual audit of each Fund’s financial statements; reviews with the independent public accountants the outline, scope, and results of the annual audit; and reviews the performance and fees charged by the independent public accountants for professional services.  In addition, the Audit Committee meets with each Fund’s independent public accountants and representatives of Fund management to review accounting activities and areas of financial reporting and control. The Audit Committee oversees Calvert’s High Social Impact Investments program and Fund purchases of Community Investment Notes issued by the Calvert Social Investment Foundation. This Committee met eleven times in the past fiscal year. The current members of this Committee are Ms. Jones and Messrs. Baird, Harper and Mollner, each an Independent Trustee.
The Social Committee addresses matters relating to the responsible investment criteria used by the Funds and their application. This Committee met five times in the past fiscal year.  The current members of this Committee are Mses. Adamson and Jones, Rev. Dr. Morris and Mr. Streur. With the exception of Mr. Streur, the members of this Committee are Independent Trustees.
The Investment Performance Oversight Committee oversees the Funds’ investment performance, including the performance of the Funds’ subadvisors. This Committee met five times in the past fiscal year.  The current members of this Committee are Ms. Adamson and Messrs. Guffey, Silby and Streur. With the exceptions of Messrs. Silby and Streur, the members of this Committee are Independent Trustees.
The Special Equities Committee oversees the Funds’ Special Equities program, including review and selection of the social venture capital investments. This Committee met ten times in the past fiscal year. The current members of this Committee are Messrs. Baird, Guffey, Mollner and Silby.  With the exception of Mr. Silby, the members of this Committee are Independent Trustees.
Each Board of Trustees has retained Broadridge to provide the Board with an independent analysis of investment performance and expenses for each Fund, in connection with the Board’s annual consideration of the renewal of the Funds’ investment advisory, subadvisory and underwriting agreements, as required by Section 15(c) of the 1940 Act.
Board Oversight of Risk
An integral part of the Board’s overall responsibility for overseeing the management and operations of the Funds is the Board’s oversight of the risk management of the Funds’ investment programs and business affairs.  The Funds are subject to a number of risks, such as investment risk, credit and counterparty risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  The Funds, the Advisor, the Subadvisors and other service providers to the Funds have implemented various processes, procedures and controls to identify and address risks to the Funds.  Different processes, procedures and controls are employed with respect to different types of risks.
The Board of Trustees exercises oversight of the risk management process primarily through the Audit and Investment Performance Oversight Committees, and through oversight by the Board itself.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board of Trustees requires management of the Advisor and the Funds, including the Funds’ Chief Compliance Officer (“CCO”), to report to the Board and the Committees of the Board on a variety of matters, including matters relating to risk management, at regular and special meetings. Each Board and each Audit Committee receive regular reports from the Funds’ independent public accountants on internal control and financial reporting matters.  On at least a quarterly basis, the Independent Trustees meet with the Funds’ CCO, including outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives a quarterly report from the Funds’ CCO regarding the operation of the compliance policies and procedures of the Fund and its primary service providers.  The Board and each Investment Performance Oversight Committee also receive regular reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Funds’ securities, except for Special Equities securities, which are fair valued by the Board’s Special Equities Committee.  The Board also receives reports from the Funds’ primary service providers, including the Subadvisors, regarding their operations as they relate to the Funds.
Trustees’ Ownership of Fund Shares
The Trustees owned shares in the Funds and in all other Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2015:
CALVERT BALANCED

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Calvert Family of Funds
Independent Trustees
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	None	>$100,000
John G. Guffey, Jr.	$50,001-$100,000	>$100,000
Miles D. Harper, III	$10,001-$50,000	>$100,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner	None	$50,001-$100,000
Sydney A. Morris	None	$50,001-$100,000
Interested Trustees
D. Wayne Silby	$10,001-$50,000	>$100,000
John H. Streur	None	>$100,000
CALVERT BOND

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Calvert Family of Funds
Independent Trustees
Rebecca Adamson	$10,001-$50,000	>$100,000
Richard L. Baird, Jr.	$50,001-$100,000	>$100,000
John G. Guffey, Jr.	>$100,000	>$100,000
Miles D. Harper, III	>$100,000	>$100,000
Joy V. Jones	>$100,000	>$100,000
Terrence J. Mollner	None	$50,001-$100,000
Sydney A. Morris	None	$50,001-$100,000
Interested Trustees
D. Wayne Silby	$50,001-$100,000	>$100,000
John H. Streur	None	>$100,000
CALVERT EQUITY

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Calvert Family of Funds
Independent Trustees
Rebecca Adamson	$50,001-$100,000	>$100,000
Richard L. Baird, Jr.	None	>$100,000
John G. Guffey, Jr.	>$100,000	>$100,000

Miles D. Harper, III	>$100,000	>$100,000
Joy V. Jones	>$100,000	>$100,000
Terrence J. Mollner	$10,001-$50,000	$50,001-$100,000
Sydney A. Morris	$10,001-$50,000	$50,001-$100,000
Interested Trustees
D. Wayne Silby	$50,001-$100,000	>$100,000
John H. Streur	None	>$100,000
CALVERT LARGE CAP CORE

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Calvert Family of Funds
Independent Trustees
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	>$100,000	>$100,000
John G. Guffey, Jr.	$50,001-$100,000	>$100,000
Miles D. Harper, III	None	>$100,000
Joy V. Jones	$10,001-$50,000	>$100,000
Terrence J. Mollner	None	$50,001-$100,000
Sydney A. Morris	None	$50,001-$100,000
Interested Trustees
D. Wayne Silby	$10,001-$50,000	>$100,000
John H. Streur	$50,001-$100,000	>$100,000
Trustee Compensation Table
The following table (unaudited numbers) sets forth information describing the compensation of each Trustee for his/her services to the Funds for each Fund’s most recent fiscal year ended September 30, 2015 and to all of the portfolios in the Fund Complex, as defined below. Each portfolio within the Calvert Social Investment Fund is responsible for a proportionate share of these payments.

Name of Person, Position	Aggregate Compensation From Funds (Includes Pension or Retirement Benefits)	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Total Compensation From Funds and Fund Complex Paid to Trustees***
Rebecca Adamson** (Trustee)	$49,296	$7,275	$72,500
Richard L. Baird, Jr.** (Trustee & Chair)	$59,646	$19,418	$159,750
John Guffey, Jr.** (Trustee)	$50,809	$6,954	$132,750
Miles D. Harper, III** (Trustee)	$51,503	$51,503	$75,750
Joy V. Jones** (Trustee)	$51,902	$30,660	$76,360
Terrence J. Mollner, Ed.D** (Trustee)	$50,653	$12,663	$74,241
Sydney A. Morris** (Trustee)	$52,515	$3,882	$77,250
D. Wayne Silby, Esq.*,** (Trustee)	$54,545	$4,470	$134,150
John H. Streur* (Trustee & President)	$0	$0	$0
*Mr. Silby is an interested person of the Funds since he is a Director of the parent company of the Advisor. Mr. Streur is an interested person of the Funds since he is an Officer and Director of the Advisor and certain affiliates.
**Mses. Adamson and Jones, Rev. Dr. Morris and Messrs. Baird, Guffey, Harper, Mollner and Silby have chosen to defer a portion of their compensation. As of September 30, 2015, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $228,163; $954,963; $116,608; $993,097; $557,424; $918,516; $71,516; and $1,003,799, for each of them, respectively.
***As of September 30, 2015, the Fund Complex consisted of forty (40) Funds, and as of January 31, 2016, forty-two (42) Funds.

Trustees not employed by the Advisor or its affiliates may elect to defer receipt of all or a percentage of their fees and deem such deferred amounts to be invested in any Calvert Fund through the Trustees Deferred Compensation Plan. Management believes this will have a negligible effect on each Fund’s assets, liabilities, net assets, and net income per share.

INVESTMENT ADVISOR AND SUBADVISORS

The Funds’ Investment Advisor is Calvert Investment Management, Inc. (“Calvert” or the “Advisor”), a subsidiary of Calvert Investments, Inc., which is a subsidiary of Ameritas Mutual Holding Company. Under the Investment Advisory Agreement with respect to the Funds, the Advisor provides investment advice to the Funds and oversees the day-to-day operations, subject to the supervision and direction of the Board of Trustees. The Advisor provides the Funds with investment supervision and management, and office space; furnishes executive and other personnel to the Funds; and pays the salaries and fees of all Trustees who are employees of the Advisor or its affiliates. The Funds pay all their other respective administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; federal and state securities registration fees; salaries, fees and expenses of Trustees/Directors, executive officers and employees of the Funds, who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; shareholder meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.
Under the Investment Advisory Agreement, the Advisor receives an annual fee, payable monthly, of 0.41% of the first $500 million of the Calvert Balanced Portfolio’s average daily net assets, 0.385% of the next $500 million of such assets, and 0.35% of all assets above $1 billion; 0.35% of the first $1 billion of the Calvert Bond Portfolio’s average daily net assets and 0.325% of all assets above $1 billion; 0.50% of the first $2 billion of the Calvert Equity Portfolio’s average daily net assets, 0.475% of the next $1 billion of such assets, and 0.45% of all assets above $3 billion; and 0.60% of the first $250 million of the Calvert Large Cap Core Portfolio’s average daily net assets and 0.55% of all assets above $250 million. This investment advisory fee includes the cost of evaluating investments according to a Fund’s responsible investment criteria. For Calvert Large Cap Core, the Advisor has voluntarily agreed to waive 0.10% of its annual advisory fee based on average daily net assets. Calvert may cease this waiver at any time.
The Advisor reserves the right to (i) waive all or a part of its fee; (ii) reimburse a Fund for expenses; and (iii) pay broker-dealers in consideration of their promotional or administrative services. The Advisor may, but is not required to, waive current payment of its fees, or reimburse expenses of the Fund, except as noted in the Fund’s Prospectus. For those Funds with multiple classes, investment advisory fees are allocated among classes as a Fund-level expense based on net assets.
The following chart shows the investment advisory fees paid to the Advisor by the Funds for the past three fiscal years:

	2013	2014	2015
Calvert Balanced	$2,260,671	$2,519,076	$2,801,069
Calvert Bond	$2,663,273	$2,561,965	$2,939,230
Calvert Equity	$12,693,995	$14,228,541	$14,057,812
Calvert Large Cap Core	$674,832	$906,789	$1,173,909
The following chart shows the investment advisory fees which were voluntarily waived and not charged to the Funds for the past three fiscal years:

	2013	2014	2015
Calvert Balanced	$1,215	$16,068	$0
Calvert Bond	$0	$0	$0
Calvert Equity	$284,141	$445,109	$427,138
Calvert Large Cap Core	$112,418	$151,132	$195,651
Subadvisors
Atlanta Capital Management Company, LLC (“Atlanta Capital”) is controlled by Eaton Vance Corp. For the assets it manages for the Calvert Equity Portfolio, Atlanta Capital receives a Subadvisory fee, paid by the Advisor, of 0.21% of the Fund’s average daily net assets up to $2.5 billion and 0.20% of all assets above $2.5 billion.

PORTFOLIO MANAGER DISCLOSURE

Additional information about each Fund’s Portfolio Managers, identified in the applicable Prospectus of the Fund, is provided below.
A. Other Accounts Managed by Fund Portfolio Managers
The following Fund Portfolio Managers are also primarily responsible for day-to-day management of the portfolios of the other accounts indicated below.  This information includes accounts managed by any group which includes the identified Portfolio Manager.  The “Other Accounts” category includes accounts managed in the Portfolio Manager’s personal as well as professional capacities.
CALVERT BALANCED PORTFOLIO
1. Allocation of Assets
Calvert: Vishal Khanduja, CFA

Accounts Managed (not including Calvert Balanced Portfolio) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	9	0	0
Total Assets in Other Accounts Managed	$4,148,631,722	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Joshua Linder, CFA

Accounts Managed (not including Calvert Balanced) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	4	0	0
Total Assets in Other Accounts Managed	$688,364,574	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
2. Fixed Income Investments
Calvert: Vishal Khanduja, CFA - see chart above for Mr. Khanduja under “Allocation of Assets”
Calvert: Matthew Duch

Accounts Managed (not including Calvert Balanced) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	8	0	0
Total Assets in Other Accounts Managed	$4,089,495,755	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Calvert: Mauricio Agudelo

Accounts Managed (not including Calvert Balanced) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	4	0	0
Total Assets in Other Accounts Managed	$2,387,119,755	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0
Calvert: Brian S. Ellis, CFA

Accounts Managed (not including Calvert Balanced) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	2	0	0
Total Assets in Other Accounts Managed	$753,567,217	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
3. Equity Investments
Calvert: Joshua Linder, CFA – see chart above for Mr. Linder under “Allocation of Assets”
Calvert: Christopher Madden, CFA

Accounts Managed (not including Calvert Balanced Portfolio) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	$0	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Kurt Moeller, CFA

Accounts Managed (not including Calvert Balanced Portfolio) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	$0	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Jade Huang

Accounts Managed (not including Calvert Balanced Portfolio) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	$0	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

CALVERT BOND PORTFOLIO
Calvert: Matthew Duch

Accounts Managed (not including Calvert Bond) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	8	0	0
Total Assets in Other Accounts Managed	$4,110,179,850	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Vishal Khanduja, CFA

Accounts Managed (not including Calvert Bond) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	9	0	0
Total Assets in Other Accounts Managed	$4,169,315,817	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Mauricio Agudelo

Accounts Managed (not including Calvert Bond) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	4	0	0
Total Assets in Other Accounts Managed	$2,387,119,755	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0
Calvert: Brian S. Ellis, CFA

Accounts Managed (not including Calvert Bond) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	2	0	0
Total Assets in Other Accounts Managed	$753,567,217	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
CALVERT EQUITY PORTFOLIO
Atlanta Capital: Richard B. England, CFA

Accounts Managed (not including Calvert Equity Portfolio) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts**
Number of Other Accounts Managed	2	1	84
Total Assets in Other Accounts Managed	$135,938,916	$48,273,570	$1,196,542,527
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	1
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$111,341,112

Atlanta Capital: Joseph B. Hudepohl, CFA

Accounts Managed (not including Calvert Equity Portfolio) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	1	1	84
Total Assets in Other Accounts Managed	$105,980,344	$48,273,570	$1,196,542,527
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	1
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$111,341,112
Atlanta Capital: Lance V. Garrison, CFA

Accounts Managed (not including Calvert Equity Portfolio) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	1	1	84
Total Assets in Other Accounts Managed	$105,980,344	$48,273,570	$1,196,542,570
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	1
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$111,341,112
Atlanta Capital: Jeffrey A. Miller, CFA

Accounts Managed (not including Calvert Equity Portfolio) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	1	1	84
Total Assets in Other Accounts Managed	$105,980,344	$48,273,570	$1,196,542,527
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	1
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$111,341,112
Atlanta Capital: Robert R. Walton, CFA

Accounts Managed (not including Calvert Equity Portfolio) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	1	1	84
Total Assets in Other Accounts Managed	$105,980,344	$48,273,570	$1,196,542,527
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	1
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$111,341,112
* Other Pooled Investment Vehicles include collective trust accounts subadvised, but not sponsored, by Atlanta Capital.
** Other Accounts include separately managed accounts for institutions and individuals, and wrap-fee programs.
CALVERT LARGE CAP CORE PORTFOLIO
Calvert: Joshua Linder, CFA

Accounts Managed (not including Calvert Large Cap Core Portfolio) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	5	0	0
Total Assets in Other Accounts Managed	$1,090,577,511	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Calvert: Christopher Madden, CFA

Accounts Managed (not including Calvert Large Cap Core Portfolio) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	$0	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Kurt Moeller, CFA

Accounts Managed (not including Calvert Large Cap Core Portfolio) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	$0	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Jade Huang

Accounts Managed (not including Calvert Large Cap Core Portfolio) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	$0	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
B. Potential Conflicts of Interest in Managing a Fund and Other Accounts
The following describes material conflicts of interest, which may potentially arise in connection with the management of a Fund’s investments by a Portfolio Manager and that individual’s simultaneous management of the investments of any other accounts listed in this SAI.  See “Other Accounts Managed by Fund Portfolio Managers” above.
CALVERT BALANCED PORTFOLIO
Calvert: Allocation of Assets: Vishal Khanduja, CFA, and Joshua Linder, CFA
Because the Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those potential conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities.  The Portfolio Managers for the Fund are aware of and abide by the Advisor’s trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. The Fund relies on a pro rata allocation methodology that considers such factors as account size, investment objective, holdings, suitability and availability of cash for investment. In addition, performance dispersion among accounts employing similar investment strategies but with different fee structures is periodically examined by the Advisor to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.
1. Fixed Income Investments
Calvert: Vishal Khanduja, CFA; Matthew Duch; Mauricio Agudelo and Brian S. Ellis, CFA
2. Equity Investments
Calvert: Joshua Linder, CFA; Christopher Madden, CFA; Kurt Moeller, CFA; and Jade Huang
(See “Conflicts of Interest” above with respect to Vishal Khanduja and Joshua Linder of Calvert regarding the Calvert Balanced Portfolio.)

CALVERT BOND PORTFOLIO
Calvert: Vishal Khanduja, CFA; Matthew Duch; Mauricio Agudelo and Brian S. Ellis, CFA
(See “Conflicts of Interest” above with respect to Vishal Khanduja and Joshua Linder of Calvert regarding the Calvert Balanced Portfolio.)
CALVERT EQUITY PORTFOLIO
Atlanta Capital: Richard B. England, CFA; Joseph B. Hudepohl, CFA; Lance V. Garrison, CFA; Jeffrey A. Miller, CFA and Robert R. Walton, CFA
It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other.  For example, a portfolio manager may have conflicts of interest in allocating management time, resources, and investment opportunities among the Fund and other accounts he or she advises.  In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund.  Atlanta Capital has established procedures to mitigate such conflicts including review of performance dispersion, policies to monitor trading and best execution and annual review of the compensation weighting process by senior management to ensure incentives are properly aligned across all client accounts.
In some cases, another account managed by a portfolio manager may compensate Atlanta Capital based on the performance of the securities held by that account.  The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.  Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested parties.  In addition, Atlanta Capital has adopted procedures to monitor performance dispersion for accounts with incentive fee arrangements as compared to similarly managed non-incentive accounts.
CALVERT LARGE CAP CORE PORTFOLIO
Calvert: Joshua Linder, CFA; Christopher Madden, CFA; Kurt Moeller, CFA; and Jade Huang
(See “Conflicts of Interest” above with respect to Vishal Khanduja and Joshua Linder of Calvert regarding the Calvert Balanced Portfolio.)
C. Compensation of Fund Portfolio Managers
Set forth below are the structure of and method used to determine (1) the cash and non-cash compensation received by each Portfolio Manager from a Fund, the Advisor or Subadvisor (if any) of the Fund, or any other sources with respect to management of the Fund, and (2) the cash and non-cash compensation received by the Portfolio Manager from any other accounts listed in this SAI.  See “Other Accounts Managed by Fund Portfolio Managers” above.
CALVERT BALANCED PORTFOLIO
Calvert: Vishal Khanduja, CFA (Allocation of Assets and Fixed Income Investments); Joshua Linder, CFA (Allocation of Assets and Equity Investments); Christopher Madden, CFA (Equity Investments); Kurt Moeller, CFA (Equity Investments); Jade Huang (Equity Investments); Matthew Duch (Fixed Income Investments); Mauricio Agudelo (Fixed Income Investments) and Brian S. Ellis, CFA (Fixed Income Investments)

Compensation with Respect to Management of Calvert Balanced and Other Accounts as of October 31, 2015
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus (cash)	Calvert
Paid annually. Based on quantitative formula linked to one- and three-year corporate financial performance (i.e., net earnings) of Calvert Investments, Inc., parent of the Advisor, one- and three-year performance of Funds overseen, relative to Fund benchmarks, and growth in Fund assets. Also based on qualitative factors, such as ability to work well with other members of the investment team.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

CALVERT BOND PORTFOLIO
Calvert: Vishal Khanduja, CFA; Matthew Duch; Mauricio Agudelo and Brian S. Ellis, CFA

Compensation with Respect to Management of Calvert Bond and Other Accounts as of September 30, 2015
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus (cash)	Calvert
Paid annually. Based on quantitative formula linked to one- and three-year corporate financial performance (i.e., net earnings) of Calvert Investments, Inc., parent of the Advisor, one- and three-year performance of Funds overseen, relative to Fund benchmarks, and growth in Fund assets. Also based on qualitative factors, such as the ability to work well with other members of the investment team.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

CALVERT EQUITY PORTFOLIO
Atlanta Capital: Richard B. England, CFA; Joseph B. Hudepohl, CFA; Lance V. Garrison, CFA; Jeffrey A. Miller, CFA and Robert R. Walton, CFA

Compensation with Respect to Management of Calvert Equity Portfolio and Other Accounts as of September 30, 2015
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Atlanta Capital
Fixed, reviewed on an annual basis and evaluated based on industry survey data and other job responsibilities in the firm (such as heading an investment group, providing analytical support to other portfolios, or overall firm management).

Bonus	Atlanta Capital
Variable and may fluctuate substantially from year to year, based on changes in manager performance and other factors as described herein. Each Portfolio Manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. Performance is normally based on periods ending on the June 30th preceding fiscal year-end. The primary measures of management team performance are one-year, three-year, and five-year total return investment performance against product-specific benchmarks and peer groups. Fund performance is evaluated primarily against a peer group of funds as determined by Lipper, Inc. and/or Morningstar, Inc. For managers responsible for multiple funds and accounts or serving on multiple portfolio management teams, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among the managed funds and accounts. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Atlanta Capital and its parent company, Eaton Vance Corp. The size of the overall incentive compensation pool is determined each year by Atlanta Capital’s management team in consultation with Eaton Vance Corp. and depends primarily on Atlanta Capital’s profitability for the year.

Deferred Compensation	Atlanta Capital/Eaton Vance Corp.
Variable and may fluctuate substantially from year to year, based on changes in manager performance and other factors as described herein. Consists primarily of annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.’s nonvoting common stock, restricted shares of Eaton Vance Corp’s nonvoting common stock, and, for certain individuals, grants of profit participation interests in Atlanta Capital.

Other Compensation or Benefits Not Generally Available to All Salaried Employees	Atlanta Capital	Portfolio Managers maintain ownership in Atlanta Capital through various LLC and LP holding companies. Firm profits are distributed to owners based on their individual ownership percentage.

CALVERT LARGE CAP CORE PORTFOLIO
Calvert: Joshua Linder, CFA; Christopher Madden, CFA; Kurt Moeller, CFA; and Jade Huang

Compensation with Respect to Management of Calvert Large Cap Core and Other Accounts as of September 30, 2015
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers/standards.
Bonus (cash)	Calvert
Paid annually. Based on quantitative formula linked to one- and three-year corporate financial performance (i.e. net earnings) of Calvert Investments, Inc., parent of the Advisor, one- and three-year performance of Funds overseen, relative to Fund benchmarks, and growth in Fund assets. Also based on qualitative factors, such as ability to work well with other members of the investment team.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A
D. Securities Ownership of Portfolio Managers of the Funds
With respect to each Portfolio Manager identified in the applicable Prospectus, the following information sets forth the Portfolio Manager’s beneficial ownership of securities as of September 30, 2015 in the Fund(s) managed by that individual.  The securities were valued as of September 30, 2015. (Specified ranges: None;  $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000.)

Fund	Firm	Name of Portfolio Manager	Fund Ownership
Calvert Balanced	Calvert	Joshua Linder, CFA	None
		Vishal Khanduja, CFA	None
		Matthew Duch	None
		Mauricio Agudelo	None
		Brian S. Ellis, CFA	None
		Christopher Madden, CFA	None
		Kurt Moeller, CFA	None
		Jade Huang	$1-$10,000
Calvert Bond	Calvert	Vishal Khanduja, CFA	None
		Matthew Duch	None
		Mauricio Agudelo	None
		Brian S. Ellis, CFA	None
Calvert Equity	Atlanta Capital	Richard B. England, CFA	Over $1,000,000
		Joseph B. Hudepohl, CFA	$100,001-$500,000
		Lance V. Garrison, CFA	$100,001-$500,000
		Jeffrey A. Miller, CFA	$100,001-$500,000
		Robert R. Walton, CFA	$100,001-$500,000
Calvert Large Cap Core	Calvert	Joshua Linder, CFA	None
		Christopher Madden, CFA	None
		Kurt Moeller, CFA	None
		Jade Huang	None

ADMINISTRATIVE SERVICES AGENT

Calvert Investment Administrative Services, Inc. (“CIAS”), an affiliate of the Advisor, has been retained by each Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CIAS receives an annual administrative fee payable monthly (as a percentage of average daily net assets) as follows:

	Class A and C	Class I	Class Y
Calvert Balanced	0.275%	0.125%	0.275%
Calvert Bond	0.30%	0.10%	0.30%
Calvert Equity	0.20%	0.10%	0.20%
Calvert Large Cap Core	0.15%	0.10%	0.15%
Effective February 1, 2016, the administrative fee for each share class of each Fund is 0.12% (as a percentage of average daily net assets) payable monthly; Calvert has agreed to contractually waive 0.02% (2 basis points) of the Class I administrative fee through January 31, 2018 for Calvert Bond, Calvert Equity and Calvert Large Cap Core.
For the last three fiscal years, total administrative fees paid to CIAS by the Funds were:

	2013	2014	2015
Calvert Balanced	$1,420,003	$1,638,764	$1,854,647
Calvert Bond	$1,850,826	$1,686,694	$1,827,671
Calvert Equity	$4,405,722	$4,886,518	$4,717,744
Calvert Large Cap Core	$141,903	$190,470	$241,265

METHOD OF DISTRIBUTION

Calvert Investment Distributors, Inc. (“CID”) is the principal underwriter and distributor for the Funds. CID is an affiliate of the Advisor. Under the terms of its underwriting agreement with the Funds, CID markets and distributes the Funds’ shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.
Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted Distribution Plans (the “Plans”) which permit the Funds to pay certain expenses associated with the distribution and servicing of shares. Such expenses for Class A shares may not exceed, on an annual basis, 0.35% of the Balanced and Bond Portfolios’ respective average daily net assets and 0.25% of the Equity and Large Cap Core Portfolios’ respective average daily net assets.  However, the Board of Trustees has determined that, until further action by the Board, no Fund shall pay Class A distribution expenses in excess of 0.25% of Class A Shares’ average daily net assets; and further, that Class A distribution expenses shall only be charged on the average daily net assets of the Balanced Portfolio in excess of $30,000,000.
Expenses under the Funds’ Class C Plans may not exceed, on an annual basis, 1.00% of the Balanced, Bond, Equity and Large Cap Core Portfolios’ Class C average daily net assets.  Neither Class I nor Class Y has a plan.  The Class A and C Plans compensate CID at a set rate regardless of CID’s expenses.  Plan expenses may be spent for advertising, printing and mailing of prospectuses to persons who are not already Fund shareholders and for compensation to broker/dealers, underwriters, and salespersons.
The Fund’s Plans were approved by the Board of Trustees, including the Trustees who are not “interested persons” of the Funds (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Trustees who are not interested persons of the Funds are committed to the discretion of the Independent Trustees. In establishing the Plans, the Trustees considered various factors including the amount of the distribution expenses. The Trustees determined that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders, including through economies of scale at higher asset levels, better investment opportunities and more flexibility in managing a growing portfolio.
The Plans may be terminated by vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the affected class of each Fund. Any change in the Plans that would materially increase the distribution cost to a Fund requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Trustees, including a majority of the Independent Trusteesas described above. The Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by: (i) the vote of a majority of the Trustees who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board of Trustees.
As noted above, distribution and shareholder servicing expenses are paid to broker/dealers through sales charges (paid by the investor) and 12b-1 Plan expenses (paid by the Funds as part of the annual operating expenses).  In addition to these payments, the Advisor, CID and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Funds.  The Advisor, CID and/or their affiliates have agreed to pay certain firms compensation based on sales of Fund shares or on assets held in those firms’ accounts for their marketing, distribution, and shareholder servicing of Fund shares, above the usual sales charges, distribution and service fees.  In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program.  This list may be changed from time to time.  As of December 31, 2015, the Advisor, CID and/or their affiliates had special arrangements regarding one or more Calvert Funds with the following firms: Ameriprise Financial Services, Ameritas Life Insurance Corp., Charles Schwab & Co., Inc., CUSO, First Ameritas Life Insurance Corp., LPL Financial Services, Merrill Lynch, Morgan Stanley, Pershing, Raymond James, Thrivent Financial for Lutherans, UBS Financial Services and Wells Fargo Advisors.
Where payments are being made to a broker/dealer to encourage sales of Fund shares, the broker/dealer has an incentive to recommend Fund shares to its customers.  Neither the Advisor nor any Subadvisor uses Fund brokerage to compensate broker/dealers for the sale of Fund shares.
The Funds have entered into an agreement with CID as principal underwriter. CID makes a continuous offering of the Funds’ securities on a “best efforts” basis. Under the terms of the agreement, CID is entitled to receive a distribution fee and a service fee from each Fund based on the average daily net assets of the Fund’s respective classes. These fees are paid pursuant to the Fund’s Plan.
Total Plan Expenses paid to CID by the Funds for the fiscal year ended September 30, 2015 were:

	Class A	Class C
Calvert Balanced	$1,412,333	$550,208
Calvert Bond	$791,828	$336,778
Calvert Equity	$3,826,261	$1,779,620
Calvert Large Cap Core	$187,524	$134,567
For the fiscal year ended September 30, 2015, the Funds’ Plan expenses for Classes A and C were spent for the following purposes:

Calvert Balanced	Class A	Class C
Compensation to broker/dealers	$1,314,652	$415,356
Compensation to sales personnel	$97,581	$0
Advertising	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0
Compensation to underwriters	$0	$134,851
Interest, financing charges	$0	$0
Other: sales & marketing expenses including salaries, conference, trade show & seminar expenses, market research & other marketing support expenses	$0	$0

Calvert Bond	Class A	Class C
Compensation to broker/dealers	$791,828	$293,852
Compensation to sales personnel	$0	$0
Advertising	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0
Compensation to underwriters	$0	$42,926
Interest, financing charges	$0	$0
Other	$0	$0

Calvert Equity	Class A	Class C
Compensation to broker/dealers	$3,826,261	$1,479,541
Compensation to sales personnel	$0	$0
Advertising	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0
Compensation to underwriters	$0	$300,079
Interest, financing charges	$0	$0
Other	$0	$0

Calvert Large Cap Core	Class A	Class C
Compensation to broker/dealers	$187,524	$103,652
Compensation to sales personnel	$0	$0
Advertising	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0
Compensation to underwriters	$0	$30,916
Interest, financing charges	$0	$0
Other	$0	$0
Calvert Balanced, Equity, and Large Cap Core Portfolios
Class A shares are offered at net asset value plus a front-end sales charge as follows:

	As a % of offering price	As a % of net amount invested	Allowed to Brokers as a % of offering price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%
Calvert Bond Portfolio
Class A Shares are offered at net asset value plus a front-end sales charge as follows:

Amount of Investment	As a % of offering price	As a % of net amount invested	Allowed to Brokers as a % of offering price
Less than $50,000	3.75%	3.90%	3.00%
$50,000 but less than $100,000	3.00%	3.09%	2.25%
$100,000 but less than $250,000	2.25%	2.30%	1.75%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%
CID receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers. The aggregate amount of sales charges (gross underwriting commissions) and, for Class A only, the net amount retained by CID (i.e., not reallowed to dealers) for the last three fiscal years were:

Fiscal Year	2013		2014		2015
Class A	Gross	Net	Gross	Net	Gross	Net
Calvert Balanced	$382,122	$174,046	$416,366	$221,023	$483,171	$277,366
Calvert Bond	$129,117	$72,394	$67,758	$40,232	$98,975	$63,384
Calvert Equity	$403,456	$191,099	$361,059	$175,524	$349,298	$177,227
Calvert Large Cap Core	$44,210	$26,461	$44,627	$29,470	$44,249	$28,185

Class C	2013	2014	2015
Calvert Balanced	$4,684	$3,194	$4,658
Calvert Bond	$3,388	$5,788	$4,211
Calvert Equity	$6,905	$3,256	$4,999
Calvert Large Cap Core	$347	$352	$4,377
Trustees and certain other affiliated persons of the Funds are exempt from sales charges since the distribution costs are minimal to persons already familiar with the Funds. Specifically, there is no sales charge on shares of any Calvert Fund sold to or constituting the following:

•
current or retired Directors, Trustees, or Officers of the Calvert Funds or Calvert and its affiliates; employees of Calvert and its affiliates; or their family members (family members include a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts and estates on which such persons are signatories); and

•	directors, officers, and employees of any subadvisor for the Calvert Funds, employees of broker/dealers distributing the Fund’s shares and family members of the subadvisor, or broker/dealer.
Other groups (e.g., group retirement plans) are exempt from the Class A sales charges due to economies of scale in distribution. See the Prospectus for additional share purchase information.

TRANSFER AND SHAREHOLDER SERVICING AGENTS

Boston Financial Data Services, Inc. (“BFDS”), a subsidiary of State Street Bank & Trust Company, N.A., has been retained by the Funds to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.
Calvert Investment Services, Inc. (“CIS”), a subsidiary of Calvert Investments, Inc., has been retained by the Funds to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker/dealer data, and preparing and distributing statements to shareholders regarding their accounts.
For these services, BFDS receives a fee based on the number of shareholder accounts and transactions, while CIS receives a fee based on the asset class (fixed income and equities) and the resources necessary to support the various services each asset class requires.  CIS may contract with subagents, at the Funds’ expense, to provide recordkeeping and subaccounting services to the Funds.
For the last three fiscal years, total shareholder servicing fees paid to CIS by the Funds were:

	2013	2014	2015
Calvert Balanced	$164,012	$147,495	$145,952
Calvert Bond	$122,118	$92,380	$88,576
Calvert Equity	$367,769	$288,200	$265,099
Calvert Large Cap Core	$21,479	$20,125	$20,772

PORTFOLIO TRANSACTIONS

The Funds’ Advisor and Subadvisors place orders with broker-dealers for the Funds’ portfolio transactions.  Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Fixed income securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Funds’ Advisor and Subadvisors make investment decisions and select brokers and dealers under the direction and supervision of the Board of Trustees.
Broker/dealers who execute transactions on behalf of the Funds are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Advisor’s/Subadvisor’s obligation to seek best execution.  The Funds have adopted a policy that prohibits the Advisor and their respective Subadvisors from using Fund brokerage to compensate broker/dealers for promotion or sale of Fund shares.
For the last three fiscal years, total brokerage commissions paid were as follows:*

	2013	2014	2015
Calvert Balanced	$239,555	$124,885	$69,918
Calvert Bond	$6,708	$14,499	$18,569
Calvert Equity	$959,405	$785,124	$988,960
Calvert Large Cap Core	$24,691	$44,040	$21,612
*Brokerage commissions data provided prior to fiscal year 2015 include commissions charged for effecting derivatives transactions, such as futures trading.
Calvert Balanced experienced a decrease in brokerage commissions in 2014 due primarily to lower average brokerage commissions paid; the decrease in brokerage commissions in 2015 resulted from fewer portfolio transactions, as the Fund’s portfolio was, in the Advisor’s view, sufficiently attractive throughout the period from both an expected return and risk perspective. Calvert Equity’s decrease in brokerage commissions in 2014 was due to decreased trading activity, while the increase in 2015 reflects a return to a more-normal level of trading activity.
None of the Funds paid brokerage commissions to affiliated persons during any of the last three fiscal years.
The Funds’ Advisor and Subadvisors select brokers on the basis of best execution. In some cases they select brokers that provide research and research-related services to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Subadvisors of the Funds. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis.
If, in the judgment of the Advisor or Subadvisors, the Funds or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Funds as well as other Calvert funds and managed accounts.
For the fiscal year ended September 30, 2015, the Advisor and/or Subadvisors allocated brokerage commissions for soft dollar research services in the following amounts:

	Amount of Transactions	Related Commissions
Calvert Balanced	$215,176,859	$33,458
Calvert Equity	$622,714,465	$299,410
Calvert Large Cap Core	$21,416,234	$3,063
For the same period the Advisor received no soft-dollar credits in connection with brokerage transaction or fixed-price offerings.
As of September 30, 2015, the following Funds held securities of their “regular broker-dealers” (as defined in the 1940 Act) or of the parents of those broker-dealers as indicated in the amounts shown below:

Fund	Broker/Dealer	Type of Security D = debt E = equity	Amount
Calvert Balanced	Bank of America	D	$9,129,491
	Citigroup Global Markets, Inc.	D	$5,394,713

Fund	Broker/Dealer	Type of Security D = debt E = equity	Amount
	JP Morgan Chase Manhattan	D	$7,044,897
	Morgan Stanley Smith Barney LLC	D	$6,834,678
	Wells Fargo Advisors, LLC	E	$20,572,299

Calvert Bond	Bank of America	D	$34,553,251
	Citigroup Global Markets, Inc.	D	$20,942,272
	JP Morgan Chase Manhattan	D	$25,283,894
	Morgan Stanley Smith Barney LLC	D	$24,237,694

Calvert Equity	Wells Fargo Advisors, LLC	E	$72,053,550

Calvert Large Cap Core	Wells Fargo Advisors, LLC	E	$9,226,722
The portfolio turnover rates for the last two fiscal years were as follows:

	2014	2015
Calvert Balanced	124%	99%
Calvert Bond	187%	241%
Calvert Equity	24%	37%
Calvert Large Cap Core	68%	17%
The decrease in portfolio turnover for Calvert Large Cap Core resulted from fewer portfolio transactions, as the Fund’s portfolio was, in the Advisor’s view, sufficiently attractive throughout the period from both an expected return and risk perspective.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds have adopted a Portfolio Holdings Disclosure Policy (“Disclosure Policy”) that is designed to prevent the inappropriate disclosure of or the misuse of non-public information regarding a Fund’s portfolio holdings.
Publicly Available Portfolio Holdings
Information regarding a Fund’s portfolio holdings is publicly available: (1) at the time such information is filed with the Commission in a publicly available filing; or (2) the day next following the day when such information is posted on the www.calvert.com website. This information may be a Fund’s complete portfolio holdings, such as those disclosed in its semi-annual or annual reports and filed with the Commission on Form N-CSR or in its quarterly holding reports filed with the SEC on Form N-Q after the Fund’s first and third quarters. A Fund’s portfolio holdings are available on the www.calvert.com website 10 business days after each month end (quarter-end for fixed-income funds). From time to time, a Fund may disclose on www.calvert.com whether it holds a particular security, in response to media inquiries. A Fund’s publicly available portfolio holdings may be provided to third parties without prior approval under the Disclosure Policy.
Non-Public Portfolio Holdings
The Funds’ Disclosure Policy, as described generally below, allows the disclosure of a Fund’s non-public portfolio holdings for the Fund’s legitimate business purposes, subject to certain conditions, to: (1) rating and ranking organizations; (2) certain service providers; and (3) certain other recipients.  Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.
Subject to approval from the Legal Department of Calvert Investments, Inc., a representative from the Administrator may provide a Fund’s non-public portfolio holdings to a recognized rating and ranking organization, without limitation, on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to a written agreement requiring confidentiality and prohibiting the use of the information for trading.
A service provider or other third party that receives information about a Fund’s non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g.,  a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings, without limitation, on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to a written agreement requiring confidentiality and prohibiting the use of the information for trading.

A Fund’s partial or complete portfolio holdings may be disclosed to certain other recipients, current and prospective shareholders of the Funds and current and prospective clients of the Advisor, provided that: (1) the recipient makes a specific request to an authorized individual in the Legal Department of Calvert Investments, Inc. (“Authorized Individual”); (2) the Authorized Individual determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient; (3) the recipient signs a confidentiality agreement that provides that the non-public portfolio holdings will be kept confidential, may not be used to trade, and may not be disseminated or used for any purpose other than the purpose approved by the Authorized Individual. The Disclosure Policy further provides that, in approving a request, the Authorized Individual considers the recipient’s need for the relevant holdings information, whether the disclosure will benefit the Fund, or, at a minimum, not harm the Fund, and what conflicts may result from such disclosures.
Under the Disclosure Policy, neither a Fund, the Advisor nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Fund’s non-public portfolio holdings. The Disclosure Policy is subject to annual review by the Fund’s Board of Trustees. The Fund’s Board of Trustees shall also receive annual reports from Fund management on those entities to whom such disclosure has been made.
Ongoing Arrangements
The following is a list of those entities to whom information about the Funds’ non-public portfolio securities is made available and the frequency at which the information is provided, including the identity of the persons who receive information pursuant to such arrangements. In all such cases, disclosure is made subject to a written confidentiality agreement, which may include provisions preventing use of the information to trade.

Name of Entity	Information Provided	Frequency Provided
Barclays Capital	Portfolio Holdings	Daily
Barra	Portfolio Holdings	Daily
Bloomberg	Portfolio Holdings	Daily
Charles River Systems	Portfolio Holdings	Daily
FactSet	Portfolio Holdings	Daily
HC Asset Management	Portfolio Holdings	Quarterly
Institutional Shareholder Services	Portfolio Holdings	Quarterly
KPMG LLP	Portfolio Holdings	Annually
Morningstar	Portfolio Holdings	Monthly
State Street Bank and Trust	Portfolio Holdings	Daily
Thomson Reuters/Lipper	Portfolio Holdings	Monthly

PERSONAL SECURITIES TRANSACTIONS

The Funds, their Advisor and Subadvisors, as applicable, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits the investment personnel of the Advisor to invest in securities that may be purchased or held by a Fund. The Code of Ethics contains certain conditions such as preclearance of personal securities transactions and restrictions on use of material non-public information.

PROXY VOTING DISCLOSURE

Please refer to Appendix A of this SAI for the Global Proxy Voting Guidelines of the Calvert Funds. The Guidelines include the policies and procedures that the Funds use in determining how to vote proxies relating to portfolio securities, as well as when a vote presents a possible conflict of interest between the interests of Fund shareholders, and those of a Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter.

PROCESS FOR DELIVERING SHAREHOLDER COMMUNICATIONS TO THE BOARD OF TRUSTEES

Any shareholder who wishes to send a communication to the Board of Trustees of a Fund should send the communication to the attention of the Fund’s Secretary at the following address:
Calvert Funds
Attn: [Name of Fund] Secretary
4550 Montgomery Avenue
Bethesda, Maryland 20814
All communications should state the specific Calvert Fund to which the communication relates. After reviewing the communication, the Fund’s Secretary will forward the communication to the Board of Trustees.
In its function as a nominating committee, the Governance Committee of the Board of Trustees will consider any candidates for vacancies on the Board from any shareholder of a Fund who has held his or her shares for at least five years.  Shareholders of a Fund who wish to nominate a candidate to the Board must submit the recommendation in writing to the attention of the Fund’s Secretary at 4550 Montgomery Avenue, Bethesda, MD 20814. The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee. A shareholder wishing to recommend to the Governance Committee a candidate for election as a Trustee may request the Fund’s Policy for the Consideration of Trustee Nominees by contacting the Fund’s Secretary at the address above.
If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Fund’s Board of Trustees, the communication should be specifically addressed to such individual Trustee or Committee and sent in care of the Fund’s Secretary at the address above.  Communications to individual Trustees or to a Committee sent in care of the Fund’s Secretary will be forwarded to the individual Trustee or to the Committee, as applicable.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN

KPMG LLP serves as the independent registered public accounting firm for the Funds.  State Street Bank & Trust Company, N.A. serves as custodian of the Funds’ investments. The custodian has no part in deciding the Funds’ investment policies or the choice of securities that are to be purchased or sold for the Funds.

GENERAL INFORMATION

Calvert Social Investment Fund (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust on December 14, 1981. All Funds of the Trust are diversified, except the Bond Portfolio, which is non-diversified. The Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.  The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its Trustees, officers, employees and agents to cover possible tort and other liabilities.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.
Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. Each Fund offers four separate classes of shares: Class A, Class C, Class I and Class Y.  Each class represents interests in the same portfolio of investments but, as further described in the Prospectuses, each class is subject to differing sales charges and expenses, resulting in differing NAVs and distributions. Upon the liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.
The Funds are not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own, except that matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class(es).
The Funds enter into contractual arrangements with various parties, including, among others, the Advisor, who provide services to the Funds. Shareholders of the Funds are not parties to, or third-party beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders of the Funds.
Neither this SAI, the Prospectus nor any document filed as an exhibit to the Funds’ registration statement is intended to give rise to any agreement or contract between a Fund and any shareholder, or give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 1, 2016, to the Funds’ knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the class of the Funds as shown:

Fund Name
Name and Address	% of Ownership

Calvert Balanced Portfolio

Pershing, LLC	5.88% of Class A
Jersey City, NJ

MLPF&S	12.59% of Class C
For the Sole Benefit of its Customers
Jacksonville, FL

Pershing LLC	11.42% of Class C
Jersey City, NJ

First Clearing LLC	10.27% of Class C
Special Custody Acct for the Exclusive Benefit of Customers
Saint Louis, MO

American Enterprise Investment Services	8.49% of Class C
Minneapolis, MN

LPL Financial	5.13% of Class C
Omnibus Customer Account
San Diego, CA

National Financial Services Corp.	24.55% of Class I
For the Exclusive Benefit of its Customers
Jersey City, NJ

Fidelity Investments Institutional Operations Co	15.59% of Class I
As Agent for Certain Employee Benefit Plans
Covington, KY

Mac & Co.	13.35% of Class I
Mutual Fund Operations
Pittsburgh, PA

Reliance Trust Co. Trustee	8.07% of Class I
ADP Access Large Market 401K
Atlanta, GA

TD Ameritrade Inc.	7.85% of Class I
For the Exclusive Benefit of Our Clients
Omaha, NE

State Street Bank and Trust	6.99% of Class I
As Trustee and/or Custodian for ADP Access Product
Boston, MA

American Philosophical Association	6.48% of Class I
Newark, DE

UBS WM USA	30.97% of Class Y
Omni Account M/F
Weehawken, NJ

Pershing, LLC	12.90% of Class Y
Jersey City, NJ

LPL Financial	11.43% of Class Y
Omnibus Customer Account
San Diego, CA

Raymond James	11.26% of Class Y
Omnibus for Mutual Funds
St. Petersburg, FL

Reliance Trust	6.28% of Class Y
Atlanta, Georgia

Calvert Bond Portfolio

American Enterprise Investment Services	7.01% of Class A
Minneapolis, MN

Charles Schwab & Co., Inc.	7.00% of Class A
Reinvest. Acct.
San Francisco, CA

Pershing, LLC	6.03% of Class A
Jersey City, NJ

MLPF&S	16.73% of Class C
For the Sole Benefit of its Customers
Jacksonville, FL

Pershing, LLC	9.43% of Class C
Jersey City, NJ

Raymond James	7.74% of Class C
Omnibus for Mutual Funds
St. Petersburg, FL

First Clearing LLC	6.71% of Class C
Special Custody Acct for the Exclusive Benefit of Customers
Saint Louis, MO

Calvert Investment Distributors, Inc.	15.60% of Class I
Conservative Allocation Fund
Bethesda, MD

Calvert Investment Distributors, Inc.	13.46% of Class I
Moderate Allocation Fund
Bethesda, MD

Charles Schwab & Co., Inc.	12.93% of Class I
Reinvest. Acct.
San Francisco, CA

National Financial Services Corp.	9.59% of Class I
For the Exclusive Benefit of its Customers
Jersey City, NJ

PIMS/Prudential Retirement	5.27% of Class I
Trustee/Custodian
Hartford, CT

UBS WM USA	30.99% of Class Y
Omni Account M/F
Weehawken, NJ

National Financial Services Corp.	24.27% of Class Y
For the Exclusive Benefit of its Customers
Jersey City, NJ

First Clearing LLC	13.94% of Class Y
Special Custody Acct for the Exclusive Benefit of Customers
Saint Louis, MO

MLPF&S	10.39% of Class Y
For the Sole Benefit of its Customers
Jacksonville, FL

Calvert Equity Portfolio

American Enterprise Investment Services	6.48% of Class A
Minneapolis, MN

Pershing, LLC	6.22% of Class A
Jersey City, NJ

MLPF&S	15.70% of Class C
For the Sole Benefit of Its Customers
Jacksonville, FL

First Clearing, LLC	10.44% of Class C
Special Custody Acct for the Exclusive Benefit of Customers
Saint Louis, MO

Pershing, LLC	7.72% of Class C
Jersey City, NJ

Raymond James	5.81% of Class C
Omnibus for Mutual Funds
St. Petersburg, FL

National Financial Services Corp.	11.48% of Class I
For the Exclusive Benefit of its Customers
Jersey City, NJ

Brown Brothers Harriman & Co.	10.84% of Class I
New York, NY

State of Wisconsin	10.00% of Class I
Deferred Compensation Board Trustee
Columbus, OH

Charles Schwab & Co., Inc.	9.01% of Class I
Reinvest. Acct.
San Francisco, CA

Fidelity Investments Institutional Operations Company	8.20% of Class I
As Agent for Certain Employee Benefit Plans
Covington, KY

Pershing LLC	8.15% of Class I
Jersey City, NJ

First Clearing, LLC	6.65% of Class I
Special Custody Acct. for the Exclusive Benefit of Customers
Saint Louis, MO

MLPF&S	18.03% of Class Y
For the Sole Benefit of its Customers
Jacksonville, FL

First Clearing, LLC	17.30% of Class Y
Special Custody Acct for the Exclusive Benefit of Customers
Saint Louis, MO

National Financial Services Corp.	11.40% of Class Y
For the Exclusive Benefit of its Customers
Jersey City, NJ

UBS WM USA	10.06% of Class Y
Omni Account M/F
Weehawken, NJ

Calvert Large Cap Core Portfolio

American Enterprise Investment Serv	7.85% of Class A
FBO Account X
Minneapolis, MN

MLPF&S	7.59% of Class A
For the Sole Benefit of its Customers
Jacksonville, FL

Charles Schwab & Co., Inc.	6.57% of Class A
Reinvest. Acct.
San Francisco, CA

Pershing, LLC	6.44% of Class A
Jersey City, NJ

TIAA-CREF Trust Co.	5.75% of Class A
Custodian/Trustee FBO
Saint Louis, MO

MLPF&S	27.85% of Class C
For the Sole Benefit of its Customers
Jacksonville, FL

First Clearing, LLC	9.72% of Class C
Special Custody Acct for the Exclusive Benefit of Customers
Saint Louis, MO

Pershing, LLC	7.09% of Class C
Jersey City, NJ

Charles Schwab & Co., Inc.	5.62% of Class C
Reinvest. Acct.
San Francisco, CA

PIMS/Prudential Retirement	33.27% of Class I
Trustee/Custodian 764621
Washington, DC

PIMS/Prudential Retirement	27.97% of Class I
Trustee/Custodian 764618
Washington, DC

Fidelity Investments Institutional Operations Co	17.56% of Class I
As Agent for Certain Employee Benefit Plans
Covington, KY

SEI Private Trust Company	14.53% of Class I
Trustee/Custodian
Washington, DC

First Clearing, LLC	31.12% of Class Y
Special Custody Acct. for the Exclusive Benefit of Customers
Saint Louis, MO

UBS WM USA	26.02% of Class Y
Omni Account M/F
Weehawken, NJ

Charles Schwab & Co., Inc.	16.58% of Class Y
Reinvest Acct.
San Francisco, CA

Pershing LLC	12.22% of Class Y
Jersey City, NJ

National Financial Services Corp.	7.57% of Class Y
For the Exclusive Benefit of its Customers
Jersey City, NJ

Raymond James	6.18% of Class Y
Omnibus for Mutual Funds
St. Petersburg, FL

FUND SERVICE PROVIDERS

INVESTMENT ADVISOR
Calvert Investment Management, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
SHAREHOLDER SERVICING AGENT
Calvert Investment Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
PRINCIPAL UNDERWRITER
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
ADMINISTRATIVE SERVICES AGENT
Calvert Investment Administrative Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
TRANSFER AGENT
Boston Financial Data Services, Inc.
330 West 9th Street
Kansas City, Missouri 64105
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
1601 Market Street
Philadelphia, Pennsylvania 19103
CUSTODIAN
State Street Bank & Trust Company, N.A.
225 Franklin Street
Boston, MA 02110

APPENDIX A

GLOBAL PROXY VOTING GUIDELINES
FOR
CALVERT FAMILY OF FUNDS
I. INTRODUCTION
Calvert believes that sound corporate governance and overall corporate sustainability and social responsibility characterize healthy corporations. A well-governed, sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate sustainability and social responsibility are better positioned for long-term success.

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Long-Term Value. Responsible, healthy companies focus on long-term value creation that align the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation also increases the relevance of companies’ environmental management, treatment of workers and communities, and other sustainability and social responsibility factors. Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. Calvert’s proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

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Accountability. Management of a company must be accountable to the board of directors; the board must be accountable to the company’s shareowners; and the board and management together must be accountable to the stakeholders. Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers. Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners. Calvert’s proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.

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Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation. For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses. Calvert’s proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders. In our view, Good Governance + Sustainability and Social Responsibility = Corporate Responsibility.
On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines (“the Guidelines”). The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies. There also may be instances when the Advisor votes the Funds’ shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds’ shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds’ investment objectives and social goals. To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section IV below.

When support for or opposition to a proxy proposal as described below is qualified with the term, “ordinarily,” this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.
When support for or opposition to a proxy proposal is qualified by the expression, “on a case by case basis,” this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.
When we use the term, “shareholder,” we are referring to Calvert’s mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines. When we use the term, “shareowner,” we are referring to the equity owners of stock in publicly traded corporations.
Calvert appreciates that issues brought to shareholders may change over time, as both investors’ concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Guidelines to be both general enough and sufficiently flexible to adapt to such changes. Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Fund’s Guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.
Calvert’s proxy voting record is available on the Funds’ web site, www.calvert.com, and on the Securities and Exchange Commission’s website at www.sec.gov.
II. CORPORATE GOVERNANCE
A. Board and Governance Issues
The board of directors (“the board”) is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company’s relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board’s fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.
One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.
Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance, but not so great as to constitute a controlling or significant interest.
Because the board’s ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it is beneficial for the Chair of the board to be an independent director.
Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture, age and geography. Calvert believes that in an increasingly complex global marketplace, the ability to draw on a wide range of viewpoints, backgrounds, skills, and experience is critical to a company’s success. Corporate diversity helps companies increase the likelihood of making the right strategic and operational decisions, contributes to a more positive public image and reputation, and catalyzes efforts to recruit, retain, and promote the best people, including women and minorities.
Private companies may take some time to achieve an adequate balance of diversity and independence on their boards. Therefore, for private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.
Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.
The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation.

Board Independence

•	The Fund advisor will oppose slates of directors without at least a majority of independent directors.

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The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

•	The Fund advisor will oppose non-independent directors candidates nominated to the audit, compensation and/or nominating committees.

•	The Fund advisor will support proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.
Board Diversity

•	The Fund advisor will oppose slates of directors that result in a board that does not include gender, racial and diversity of perspective.

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The Fund advisor may oppose individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.

•	The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.
Board Accountability

•	The Fund advisor will oppose slates of directors in situations where the company failed to take action on shareowner proposals that were approved by the majority of votes cast in the prior year.

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The Fund advisor will oppose directors if at the previous board election, any director received more than 50 percent opposition (based on shares cast) and the company failed to address the underlying issues that caused the high opposition.

•	The Fund advisor will oppose directors if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency approved by shareholders.

•	The Fund advisor will oppose directors when the company’s poison pill has a “dead-hand” or “modified dead-hand” feature.

•	The Fund advisor will oppose directors if the board adopts a poorly structured poison pill without shareholder approval.

•	The Fund advisor will oppose directors if the board makes a material adverse change to an existing poison pill without shareholder approval.

•	The Fund advisor will evaluate on a case-by-case basis and potentially oppose director nominees for Environment, Social, and Governance (ESG) failures.

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The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

•	The Fund advisor will oppose directors who sit on more than four public company boards and oppose directors who serve as CEO and sit on more than two additional boards.
Board Committee on Sustainability/Corporate Social Responsibility Issues
Shareholders have filed binding resolutions seeking the creation of a board committee dedicated to long term strategic thinking and risk management of sustainability issues including environment, human rights, diversity and others. While we believe all directors should be informed and active on sustainability issues, we do see the value of a focused sustainability committee.

•	The Fund advisor will ordinarily support the creation of a board level committee on sustainability/corporate social responsibility issues.
Limitations, Director Liability and Indemnification
Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards.

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The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Limit Directors’ Tenure
Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there are other mechanisms such as voting against or withholding votes during the election of directors, which shareholders can use to voice their opposition to certain candidates. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

•	The Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

•	The Fund advisor will oppose incumbent nominating committee board members where average board tenure is 12 years or greater and the company exhibits a record of poor performance.
Director Stock Ownership
Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance. For example, limiting board service only to those who can afford to purchase shares or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

•	The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

•	The Fund advisor will oppose excessive awards of stock or stock options to directors.
Director Elections
Contested Election of Directors
Contested elections of directors frequently occur when a board or shareholder nominated candidate or slate runs for the purpose of seeking a significant change or improvement in corporate policy, control, or structure. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

•	The Fund advisor will evaluate director nominees on case-by-case basis in contested election of directors.
Classified or Staggered Boards
On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners.

•	The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.
Majority Vote Standard
A majority voting standard allows shareholders with a majority of votes in favor or against determine the election of board nominees. Currently, most board elections are uncontested and allow directors to be elected with a plurality of votes. Calvert believes majority voting increases director accountability to shareholders, as directors recognize shareholders have a voice in the election process.

•	The Fund advisor will generally support both precatory and binding resolutions seeking to establish a majority vote standard.
Cumulative Voting
Cumulative voting allows shareowners to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

•	The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.
Shareholder Rights
Supermajority Vote Requirements
Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

•	The Fund advisor will ordinarily oppose supermajority vote requirements.
Shareowner Access to Proxy
Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners - whom directors are supposed to represent - are deprived of the same right. We support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

•	The Fund advisor will ordinarily support proposals for shareowner access to the proxy ballot.
Restrictions on Shareowners Acting by Written Consent
Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

•	The Fund advisor will ordinarily oppose proposals to restrict, limit or eliminate the right of shareowners to act by written consent.

•	The Fund advisor will ordinarily support proposals to allow or facilitate shareowner action by written consent.
Restrictions on Shareowners Calling Meetings
It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

•	The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings; as such, restrictions limit the right of shareowners to participate in governance.
Dual or Multiple Classes of Stock
In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners - often a majority of shareowners - to exercise influence over the governance of the corporation. This approach in turn diffuses directors’ incentives to exercise appropriate oversight and control over management.

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The Fund advisor will ordinarily oppose proposals to create dual classes of stock. However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

•	The Fund advisor will ordinarily support proposals to recapitalize stock such that each share is equal to one vote.
Ratification of Auditor and Audit Committee
The annual shareholder ratification of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. Further, Calvert recognizes the critical responsibilities of the audit committee and its members including the oversight of financial statements and internal reporting controls.

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The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when fees for non-audit consulting services exceed 25% of all fees or in any other case where the advisor determines that the independence of the auditor may be compromised.

•	The Fund advisor will ordinarily support proposals to adopt a policy to ensure that the auditor will only provide audit services to the company and not provide other services.

•	The Fund advisor will ordinarily support proposals that set a reasonable mandatory rotation of the auditor (at least every five years).

•	The Fund advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.
In a number of countries companies routinely appoint internal statutory auditors.

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The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

•	The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.
Audit Committee

•
The Fund advisor will ordinarily oppose members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees or in any other case where the advisor determines that the independence of the auditor may be compromised.

•
The Fund advisor will ordinarily oppose members of the audit committee at companies with ineffective internal controls, considering whether the company has a history of accounting issues, or significant recent problems, and the board’s response to them

Transparency and Disclosure
International corporate governance is constantly changing and there have been waves of development of governance codes around the world. The common thread throughout all of these codes is that shareowners want their companies to be transparent.

•	The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.

•	The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.

•
The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

•
The Fund advisor will ordinarily support proposals that call for disclosure of corporate governance codes and structures, including efforts to mitigate risk and promote a compliance-oriented corporate culture.

•	The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.

•	The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.
B. Executive and Employee Compensation
Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership. Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on compensation plans and strategy.
There are many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. The structure of these compensation plans often determines the level of alignment between management and shareowner interests. Calvert stresses the importance of pay-for-performance, where executive compensation is linked to clearly defined and rigorous criteria. These executives should not only enjoy the benefits when the company performs well, but boards should ensure executives are accordingly penalized when they are unable to meet established performance criteria.
Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

Disclosure of CEO, Executive, Board and Employee Compensation

•
The Fund advisor will ordinarily support proposals requesting companies disclose compensation practices and policies—including salaries, option awards, bonuses, and restricted stock grants—of top management, Board of Directors, and employees.

•
The Fund advisor will ordinarily support proposals requesting that companies disclose links between firm financial performance and annual compensation packages of top management, Board of Directors, and employees.

CEO and Executive Compensation

•
The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e., during times of financial strains or underperformance).

•	The Fund advisor will support proposals seeking to establish an annual shareholder advisory vote on compensation.

•
The Fund advisor will ordinarily oppose proposals seeking shareholder ratification of the company’s executive officers’ compensation (also known as an Advisory Vote on Compensation) if executive risks and rewards are not aligned with the interests of shareowners and the long-term performance of the corporation.

•
The Fund advisor will ordinarily oppose compensation proposals if the plan lacks a sufficient connection to performance, or lacks adequate disclosure, or contains features that are considered to be problematic or clearly deviate from best market practice without adequate justification.

Compensation Committee

•
The Fund advisor may oppose members of the compensation committee and potentially the full board when it is determined they have approved compensation plans that are deemed excessive or have not amended their policies in response to shareholder concern.

Executive & Employee Stock Option Plans

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value.

•
The Fund advisor will ordinarily oppose proposals to approve stock option plans that do not contain provisions prohibiting automatic re-pricing, unless such plans are indexed to a peer group or other measurement so long as the performance benchmark is predetermined prior to the grant date and not subject to change retroactively.

•	The Fund advisor will examine and ordinarily oppose proposals for re-pricing of underwater options.

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

•	The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing be submitted for shareholder approval.

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans with “evergreen” features, reserving a specified percentage of stock for award each year with no termination date.

•	The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

•
The Fund advisor will support proposals to approve Employee Stock Ownership Plans (ESOPs) created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

Expensing of Stock Options
Calvert’s view is that the expensing of stock options gives shareholders valuable additional information about companies’ financial performance, and should therefore be encouraged.

•	The Fund advisor will ordinarily support proposals requesting that companies expense stock options.
Pay Equity

•	The Fund advisor will support proposals requesting that management provide a pay equity report.

Ratio between CEO and Worker Pay

•	The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.

•	The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum limit on executive compensation.
Executive Compensation Tie to Non-Financial Performance

•
The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other sustainability and/or corporate social responsibility-related issues.

Severance Agreements
Severance payments are compensation agreements that provide for top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts. Calvert believes boards should allow shareholders the ability to ratify such severance or change in control agreements to determine if such awards are excessive and unnecessary.

•	The Fund advisor will support proposals providing shareowners the right to ratify adoption of severance or change in control agreements.

•
The Fund advisor will examine and vote on a case-by-case basis severance or change in control agreements, based upon an evaluation of the particular agreement itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

•	The Fund advisor will oppose the election of compensation committee members who approve severance agreements that are not ratified by shareowners.
C. Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring
Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.
Considering the Non-Financial Effects of a Merger Proposal
Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.

•	The Fund advisor will support proposals that consider non-financial impacts of mergers.

•
The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company’s social, environmental, and governance performance.

•
The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses or that pose other potential financial, social, or environmental risks or liabilities.

Opt-Out of State Anti-takeover Law
Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

•
The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

Charter and By-Laws
There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

•
The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or by-laws, and may support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility/sustainability underlying these Guidelines.

Reincorporation
Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights. Finally, changes in state law have made reincorporating in certain locations more or less favorable to governance issues such as shareholder rights.

•	The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

•
The Fund advisor will review on a case-by-case basis proposals to reincorporate for improvements in governance structure and policies (such as reincorporating in states like North Dakota, with shareholder friendly provisions).

•
The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Common Stock Authorization
Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

•	The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

•
The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

Blank Check Preferred Stock
Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

•
The Fund advisor will ordinarily oppose the creation of blank check preferred stock. In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Poison Pills
Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

•	The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

•	The Fund advisor will ordinarily oppose poison pills or shareowner rights plans.

Greenmail
Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares. This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareowners.

•	The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.
III. CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY
A. Sustainability Reporting
The global economy of the 21st century must find ways to encourage new approaches to wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and corporate responsibility. Investors increasingly see financial materiality in corporate management of environmental, social and governance issues. Producing and disclosing a sustainability report demonstrates that a company is broadly aware of business risks and opportunities and has established programs to manage its exposure. As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting guidelines.

•
The Fund advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

•	The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.
B. Environment
All corporations have an impact on the environment. A company’s environmental policies and performance can have a substantial effect on the firm’s financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company’s overall environmental footprint.

•
The Fund advisor will ordinarily support proposals to reduce negative environmental impacts and a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

•
The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareowner value.

•
The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling or waste management efforts, to increase recycling efforts, or to adopt a formal recycling policy.

Ceres Principles
The Coalition for Environmentally Responsible Economies (Ceres), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The Ceres Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the Ceres Principles; or 2) produce a report addressing management’s response to each of the points raised in the Ceres Principles.

•	The Fund advisor will support proposals requesting that a company become a signatory to the Ceres Principles.
Climate Change Mitigation
Shareholder initiatives on climate change have focused on companies that contribute materially to climate change. Increasingly, corporations in a wide variety of industries are facing shareowner proposals on climate change as shareowners recognize that companies can take cost-effective—and often cost-saving—steps to reduce energy use that contribute to climate change. Initiatives have included proposals requesting companies to disclose information, using various guidelines. This includes information about the company’s impact on climate change, policies and targets for reducing greenhouse gas emissions, increasing energy efficiency, and substituting renewable energy resources for fossil fuels.

•
The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.

•	The Fund advisor will support proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

•	The Fund advisor will support proposals seeking an assessment of a company’s impact on financed emissions through their operations, lending, and borrowing activities.
Climate Change Adaptation
Shareholder initiatives on climate change may also focus on companies that are particularly at risk from disruptions due to climate change. Companies may face physical risk in operations or in the supply chain, or price shocks or disruptions of key raw materials, or other impacts. Initiatives have included proposals that request companies to disclose these potential risks and detail measures taken to understand and mitigate risks.

•	The Fund advisor will support proposals seeking the preparation of a report on the company’s risks due to climate change.

•	The Fund advisor will support proposals seeking disclosure of the company’s plans to adapt to climate change.
Chemical and Other Global Sustainability Concerns
In the absence of truly effective regulation, it is largely up to companies to manage (and disclose information concerning) the use of harmful chemicals in the products we encounter every day. Shareholder initiatives with companies may focus on other planetary boundaries and global sustainability concerns and risks (not mentioned elsewhere in this section) as defined by the Stockholm Resilience Center. Such initiatives may include information about the company’s impact on atmospheric aerosol loading, ozone depletion, and other impacts on our Earth’s atmosphere; nitrogen and phosphorus use; and chemical pollution and dispersion globally.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to atmospheric aerosol loading, ozone depletion, and other impacts on our Earth’s atmosphere.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to nitrogen and phosphorus use.

•
The Fund advisor will support proposals seeking the preparation of a report on a company’s operations and products impacts on chemical pollution and dispersion globally, including dispersion of chemicals and plastics globally throughout global ecosystems, and other associated risks.

Water
Proposals may be filed that ask a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain and the company’s operations, including subsidiaries and water user partners. Such proposals may also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities or ecosystems globally, including open ocean, near-shore ocean, coastal, freshwater, and aquifer impacts, including any broad hydrological system impacts.

•
The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to water use or impacts to water, including but not limited to water quality and ocean acidification.

•	The Fund advisor will support proposals seeking the adoption of programs and policies that enhance access and affordability to safe drinking water and sanitation.
Environmental Justice
Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, Indigenous Peoples and other marginalized groups. For example, companies will sometimes locate environmentally damaging operations in poor communities or in developing countries where poor or Indigenous Peoples have little or no voice in political and economic affairs.

•
The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

•	The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.
Land-Use Change / Biodiversity Conservation/GMOs
Companies should disclose information regarding company policies, programs and performance indicators related to land-use change such as deforestation and degradation, agriculture, and biodiversity conservation.

•
The Fund advisor will support proposals requesting greater transparency on companies’ biodiversity impacts of supply chain, energy usage, waste stream, products’ usage, products’ end of life, and associated risks.

•
The Fund advisor will support proposals requesting greater transparency on companies’ land-use changes, including deforestation and degradation and agriculture impacts from their supply chain, energy usage, waste stream, products’ usage, products’ end of life, and associated risks.

•
The Fund advisor will support proposals requesting greater transparency on companies’ GMOs impacts from their supply chain, energy usage, waste stream, products’ usage, products’ end of life, and associated risks.

Hydraulic Fracturing
Companies should disclose information regarding company policies, programs and performance indicators related to oil and natural gas development employing well stimulation that utilizes hydraulic fracturing. Moreover, the Shale Gas Production Subcommittee commissioned by U.S. Secretary of Energy supports greater disclosure. The Subcommittee’s November 11, 2011, final report regarding its analysis of the measures “that can be taken to reduce the environmental impact and improve the safety of shale gas production” included the recommendation to “improve public information about shale gas operations.”1 As the Subcommittee’s report indicates, much of the conflict that has been associated with shale oil and gas development in the United States can be attributed to a lack of communication and transparency. Therefore, it would be a great disservice to stakeholders that benefit from responsible development of natural gas employing hydraulic fracturing if the progress of that development was impeded by insufficient disclosure of the policies, programs and performance metrics that govern and indicate the responsible management of oil and natural gas.

•	The Fund advisor will support proposals requesting greater transparency on the practice of hydraulic fracturing and associated risks.
C. Workplace Issues
Labor Relations
Companies’ treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people. Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to freedom of association and collective bargaining.

•	The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

•	The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

•	The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.
________________________
1U.S. Department of Energy. “Shale Gas Production Subcommittee Second 90-Day report.” November 11, 2011.
http://www.shalegas.energy.gov/resources/111811_final_report.pdf.

Vendor/Supplier Standards
Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced labor, child labor, discrimination, intimidation and harassment of workers seeking to associate, organize or bargain collectively, unsafe working conditions, and other very poor working conditions. Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance. At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

•
The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the International Labor Organization’s core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

Diversity and Equal Employment Opportunity (EEO)
Women and minorities are still significantly underrepresented in the ranks of senior corporate management and other high-income positions, and overrepresented in the more poorly paid categories, including office and clerical workers and service workers. This lack of diversity at all levels of the corporate enterprise can stifle the free expression of diverse perspectives and insights, reducing the level dynamism, adaptability to change, and ultimately competitive advantage. Furthermore, women and people of color have long been subject to discrimination in the workplace, thus depriving the company of the full benefit of their potential contributions.
Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay, lesbian, bisexual and transgender employees.

•	The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.

•
The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of “glass ceilings” for women and minority employees.

•
The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination based on sexual orientation, and gender identity and/or expression, and to report on company initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.

•
The Fund advisor will ordinarily support proposals seeking reports on a company’s initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.

•	The Fund advisor will oppose proposals that seek to eliminate protection already afforded to gay, lesbian, bisexual and transgender employees.

•
The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

Plant Closings
Federal law requires 60 days advance notice of major plant closings or layoffs. Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company’s ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

•	The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

D. International Operations and Human Rights
Business Activities and Investments
Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas. Such activity is not always exploitative, but it can be. In the past, transgressions of human rights in offshore operations were not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records have come under much greater scrutiny. The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.
Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within these countries. For example, shareowners have asked internet and communication technology companies to report on steps being taken to seek solutions regarding free expression and privacy challenges faced by companies doing business internationally; or to report on or comply with international standards aimed at protecting human rights on a global, sectoral or country basis such as the UN Global Compact, the UN Voluntary Principles on Human Rights and Security, UN Guiding Principles on Business and Human Rights and the International Labor Organization’s core labor standards. In some cases, resolutions have requested that companies report on operations and investments, or cease operations, in particular nations with repressive regimes or a history of human rights, labor abuses and/or genocide, such as Sudan or Burma. In other cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

•
The Fund advisor will ordinarily support proposals requesting that companies develop human rights policies and periodic reporting on operations and investments in countries with repressive regimes and/or conflict zones.

•	The Fund advisor will ordinarily support proposals requesting that a company undertake due diligence appropriate to their industry and issues specific to their human rights risks.

•	The Fund advisor will ordinarily support proposals requesting a report discussing how investment policies address or could address human rights issues.

•	The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

•	The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

•	The Fund advisor will ordinarily support proposals requesting a report discussing how business practices and/or products limit or could limit freedom of expression or privacy.

•	The Fund advisor will ordinarily support proposals requesting a report discussing the company’s efforts to eliminate conflict minerals from supply chains.
Internet Surveillance/Censorship and Data Security
Information technology sector companies often do business in countries with potentially repressive regimes, raising concerns that companies may be abetting repression and censorship of the Internet.  For instance, governments may use an information, communications and technology (ICT) company’s technologies to track, monitor, identify, and suppress political dissent. Thus, companies’ interactions with governments could violate the Global Network Initiative’s Principles on Freedom of Expression and Privacy, the ICT sector’s predominating standards for protecting consumers’ rights in these areas.

•
The Fund advisor will support proposals asking companies to adopt and/or disclose Internet privacy and censorship policies and procedures relating to privacy, freedom of speech, Internet censorship, government monitoring of the Internet, and government requests for customer data.

Unauthorized Images
Some corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry. For instance, some companies use American Indian symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

•	The Fund advisor will support proposals asking companies to avoid the unauthorized or improper use of images of racial, ethnic, or indigenous groups in the promotion of their products.

International Outsourcing Operations
Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in international factories and plants located in production zones characterized by low taxation, low wages, and inadequate regulation. Companies often operate in these regions under U.S. government-sponsored programs to promote international trade and economic development. In addition, companies often aim to take advantage of limited regulatory frameworks that result in lower labor costs and fewer environmental and other regulations. These types of operations have caused harmful social and environmental impacts, including severe violation of labor standards and outsized carbon emissions. Calvert encourages companies to disclose supplier location information, including, at a minimum, country-level operations and, optimally, suppliers’ specific identities and locations.

•
The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in international operations in locations characterized by low taxation, low labor costs, and inadequate regulation.

•
The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in offshore operations.

Access to Pharmaceuticals
The cost of medicine is a serious issue throughout the world. In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected. Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected. Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

•
The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

•
The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

E. Indigenous Peoples’ Rights
Cultural Rights of Indigenous Peoples
The survival, security and human rights of millions of Indigenous Peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by Indigenous Peoples often threaten their lives and cultures, as well as their natural environments. Indigenous communities are demonstrating a new assertiveness when it comes to rejecting resource extraction projects. Calvert believes that to secure project access and ensure that invested assets eventually realize a return; leading companies must recognize the need to secure the free, prior and informed consent/consultation of affected indigenous communities and deliver tangible benefits to them. Such companies also need to follow the UN Declaration on the Rights of Indigenous Peoples, which sets out the individual and collective rights of Indigenous Peoples, as well as their rights to culture, identity, language, employment, health, education and other issues

•
The Fund advisor will ordinarily support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

•
The Fund advisor will ordinarily support proposals requesting companies to develop, strengthen or implement a policy or guideline designed to address free, prior and informed consent/consultation from indigenous peoples or other communities.

•	The Fund advisor will ordinarily support proposals requesting that companies support and follow the UN Declaration on the Rights of Indigenous Peoples and/or create a policy or program to do so.
F. Product Safety and Impact
Many companies’ products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks. Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them. Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

•
The Fund advisor will review on case-by-case basis proposals requesting that companies report on the impacts of their products on consumers and communities and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.

•	The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.
Toxic Chemicals
Shareowner resolutions are sometimes filed with cosmetics, household products, and retail companies asking them to report on the use of toxic chemicals in consumer products, and to provide policies regarding toxic chemicals.  Recent resolutions have focused on parabens, PVC, bromated flame retardants (BFRs), nanomaterials, and other chemicals.  In addition, some resolutions ask the company to adopt a general policy with regard to toxics in products.  These shareholder resolutions arise out of concern that many toxic chemicals may be legal to include in product formulations in the US, but not in other countries (such as the European Union) posing liability risk to the company. In addition, independent scientists have raised serious health and safety concerns about the use of some of these chemicals.  Companies may face risk from harm to the consumer or affected communities, particularly as some of these chemicals persist in the environment.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose product ingredients.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose policies related to toxic chemicals.

•	The Fund advisor will examine and vote on a case-by-case basis asking companies to reformulate a product by a given date, unless this reformulation is required by law in selected markets.
Animal Welfare
Shareowners and animal rights groups sometimes file resolutions with companies that engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

•	The Fund advisor will ordinarily support proposals seeking information on a company’s animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

•	The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects.

•	The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

•
The Fund advisor will ordinarily support proposals requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations unless the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or the company does not directly source from confined animal feeding operations.

Tobacco
Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

•	The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.

•	The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry.
G. Weapons Contracting
Weapons/Military Products
Shareowner resolutions may be filed with companies with significant defense contracts, asking them to report on the nature of the contracts, particularly the goods and services to be provided.

•	The Fund advisor will ordinarily support proposals calling for reports on the type and volume of defense contracts.
H. Community
Equal Credit Opportunity
Access to capital is essential to full participation and opportunity in our society. The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc. Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of ECOA standards by non-financial corporations to their financial subsidiaries.

•	The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.
Redlining
Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets. Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

•	The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.
Predatory Lending
Predatory lending involves charging excessive fees to subprime borrowers without providing adequate disclosure. Predatory lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

•	The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

•	The Fund advisor will support proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.
Insurance Companies and Economically Targeted Investments
Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

•	The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.
Healthcare
Many communities are increasingly concerned about the ability of for-profit health care institutions to provide quality health care. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care.

•	The Fund advisor will ordinarily support resolutions that call on hospitals to submit reports on patient healthcare and details of health care practices.
I. Political Action Committees and Political Partisanship
Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners. Moreover, corporate lobbying activities and political spending may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

•
The Fund advisor will ordinarily support resolutions asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose the budgets dedicated to public policy lobbying activities.

•
The Fund advisor will ordinarily support resolutions requesting a report discussing the alignment between a company’s political contributions and its sustainability commitments and public policy positions.

•
The Fund advisor will ordinarily support resolutions requesting that companies support public policy activities, including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Guidelines.

J. Other Issues
All social issues that are not covered in these Guidelines are delegated to the Fund’s advisor to vote in accordance with the Fund’s specific sustainable and socially responsible criteria. In addition to actions taken pursuant to the Fund’s Conflict of Interest Policy, Calvert Sustainability Research Department (“CSRD”) will report to the Boards on issues not covered by these Guidelines as they arise.
IV. CONFLICT OF INTEREST POLICY
All Calvert Funds strictly adhere to the Guidelines detailed in Sections II and III, above.
Thus, generally, adherence to the Global Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund’s investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.
Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Global Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.
Adopted September 2000.
Last Revised September 2014.

APPENDIX B

CORPORATE BOND AND COMMERCIAL PAPER RATINGS  (source:  Standard & Poor’s Ratings Services)
Bonds

AAA:	An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated A carries elements which may cause the obligation to be more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB:
An obligation rated BBB exhibits adequate protection parameters but may be susceptible to adverse changes in economic conditions or changing circumstances which are likely to lead to a weakened capacity for the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:  These obligations are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these factors are outweighed by large uncertainties and/or major exposures to adverse conditions.

BB:
An obligation rated BB is less vulnerable to nonpayment than other speculative issues, however this type of obligation is subject to major ongoing uncertainties and/or exposure to adverse business, financial, or economic conditions which could result in the obligor’s inability to meet its financial commitment on the obligation.

B:
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity meet its financial commitment on the obligations.  Adverse business, financial, and/or economic conditions may impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order to sustain its ability to meet its financial commitment on the obligation.  Should adverse business, financial and/or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated CC is currently highly vulnerable to nonpayment.

C:	An obligation rated C is often associated with situations in which a bankruptcy petition has been filed or where similar action has been taken but payment on the obligation is being continued.

D:
An obligation rated D is in payment default.  The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The D rating also will be used when a bankruptcy petition has been filed or other similar action when payments on the obligation are deemed to be jeopardized.

Note: Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Notes

SP-1:
These issues are considered as having  a strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

SP-2:	These issues are considered as having a satisfactory capacity to pay principal and interest.

SP-3:	These issues are considered as having a speculative capacity to pay principal and interest.
Commercial Paper
A-1:  This rating indicates a strong degree of safety regarding timely payment.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2: This rating indicates a satisfactory degree of safety regarding timely payment.
A-3: This rating indicates that the issue carries an adequate capacity for timely payment, however it is more vulnerable to the adverse effects of changes in circumstances than those obligations with higher ratings.

LONG-TERM OBLIGATION RATINGS (source: Moody’s Investors Service)
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
SHORT-TERM RATINGS  (source: Moody’s Investors Service)
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP:	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note:  Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Calvert Signature Strategies®	Calvert Investments®
Calvert Solution Strategies®
CALVERT SOCIAL INVESTMENT FUND
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund
4550 Montgomery Avenue, Bethesda, Maryland 20814
STATEMENT OF ADDITIONAL INFORMATION
January 31, 2016

Class (Ticker)

Calvert Conservative Allocation Fund	A (CCLAX)	C (CALCX)
Calvert Moderate Allocation Fund	A (CMAAX)	C (CMACX)
Calvert Aggressive Allocation Fund	A (CAAAX)	C (CAACX)

New Account Information:	Client Services:
Broker Services:	TDD for the Hearing-Impaired:	(800) 541-1524
This Statement of Additional Information (“SAI”) is not a prospectus. Investors should read the SAI in conjunction with the applicable Fund’s (collectively referred to as the “Funds”) Prospectus dated January 31, 2016. Each Fund’s audited financial statements included in its most recent Annual Report to Shareholders are expressly incorporated by reference and made a part of this SAI. Each Fund’s Prospectus and the most recent shareholder report may be obtained free of charge by writing the respective Fund at the above address, calling the Fund at 800-368-2745, or by visiting our website at www.calvert.com.

SUPPLEMENTAL INFORMATION ON INVESTMENT POLICIES AND RISKS OF UNDERLYING CALVERT FUNDS

The following is a discussion of investment policies and risks of the underlying Calvert Funds (the “underlying funds”) in which the Funds invest.
FOREIGN SECURITIES
Investments in foreign securities may present risks not typically involved in domestic investments. Certain underlying funds may purchase foreign securities directly on foreign markets. These securities are subject to the risk of currency fluctuation relative to the U.S. dollar. Foreign securities may also involve different accounting, auditing, and financial reporting standards and various administrative difficulties such as delays in clearing and settling portfolio trades or in receiving payment of dividends or other distributions. In addition, a foreign issuer may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuer’s assets or securities. The imposition of such sanctions could impair the market value of the securities of the foreign issuer and limit a Fund’s ability to buy, sell, receive or deliver the securities. Certain underlying funds may also invest in American Depositary Receipts (“ADRs”) and other receipts evidencing ownership of foreign securities, such as Global Depositary Receipts (“GDRs”). ADRs are United States (“U.S.”) dollar-denominated and traded in the United States on exchanges or over the counter, and can be either sponsored or unsponsored. The company sponsoring the ADR is subject to U.S. reporting requirements and will pay the costs of distributing dividends and shareholder materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of share prices and the payment of dividends. Less information is normally available on unsponsored ADRs. By investing in ADRs rather than directly in foreign issuers’ stock, certain underlying funds may possibly avoid some currency and some liquidity risks. However, the value of the foreign securities underlying the ADR may still be impacted by currency fluctuations. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. GDRs can involve currency risk since they may not be U.S. dollar-denominated.
Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the underlying funds change investments from one country to another or convert foreign securities holdings into U.S. dollars.
U.S. government policies have at times, in the past, through imposition of currency controls, changes in tax policy and other restrictions, discouraged certain investments abroad by U.S. investors. In addition, foreign countries may impose withholding and taxes on dividends and interest.
EMERGING MARKET SECURITIES
Investing in emerging markets and in particular, those countries whose economies and capital markets are not as developed as those of more industrialized nations, carries its own special risks. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets, and possible arbitrary and unpredictable enforcement of securities regulations; controls on foreign investment and limitations on repatriation of invested capital and on an underlying fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency-hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, or newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of, or reverse the liberalization of, foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Custodial services and other investment-related costs are often more expensive in emerging market countries, which can reduce an underlying fund’s income from investments in securities or debt instruments of emerging market country issuers. Lastly, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

PARTICIPATORY NOTES
Certain underlying funds may gain exposure to securities in certain foreign markets through investments in participatory notes (“P-notes”). For instance, the underlying fund may purchase P-notes while it is awaiting approval from a foreign exchange to trade securities directly in that market as well as to invest in foreign markets that restrict foreign investors, such as the underlying fund, from investing directly in individual securities traded on that exchange. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity security. P-notes involve transaction costs. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security and the P-note’s performance may differ from the underlying security’s performance. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as an owner of the underlying stock. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the underlying fund must rely on the creditworthiness of the counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. Additionally, issuers of P-notes and the calculation agent may have broad authority to control the foreign exchange rates related to the P-notes and discretion to adjust a P-note’s terms in response to certain events. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security. P-notes may be considered illiquid and, therefore, P-notes considered illiquid will be subject to the underlying fund’s percentage limitation for investments in illiquid securities.
FORWARD FOREIGN CURRENCY CONTRACTS
Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since an underlying fund may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the underlying fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or decreases in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will increase or decrease correspondingly. The underlying fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the current rate prevailing in the foreign exchange market, or by entering into forward contracts to purchase or sell foreign currencies. Certain underlying funds may also use foreign currency options and futures.
A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and between currency traders and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.
The underlying fund may enter into forward foreign currency contracts for two reasons. First, the underlying fund may desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The underlying fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.
Second, the underlying fund may have exposure to a particular foreign currency from that fund’s portfolio securities and the Advisor and/or Subadvisor of that fund may anticipate a substantial decline in the value of that currency against the U.S. dollar. Similarly, an underlying fund may have exposure to a particular currency because of an overweight allocation to that currency in comparison to the underlying fund’s applicable benchmark. The precise matching of the forward foreign currency contract amounts and the value of the portfolio securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of currency market movements is difficult, and the successful execution of this hedging strategy is uncertain. Although forward foreign currency contracts tend to limit the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.
TRACKING THE INDEX
The process used by an underlying fund to attempt to track the applicable Index within its expected tracking error limit relies on assessing the difference between the underlying fund’s exposure to factors which influence returns and the Index’s exposure to those same factors. The combined variability of these factors and the correlation between factors are used to estimate the risk in the underlying fund. The extent to which the total risk characteristics of the underlying fund vary from that of the Index is active risk or tracking error.
The underlying fund’s ability to track the Index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. By regressing underlying fund returns against Index returns, the Advisor can calculate the degree of correlation, as measured by the Coefficient of Determination or R-squared. Values in excess of 90% indicate a very high degree of correlation between the underlying fund and the Index. The underlying fund will also be monitored to ensure those general characteristics, such as sector exposures, capitalization and valuation criteria, are relatively consistent over time.
Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance.
An underlying index fund’s portfolio will be invested in a manner to closely track its Index. To the extent that this underlying fund has investments in the Special Equities program and/or the High Social Impact Investments program, the underlying fund may be less able to closely track the Index than if it did not have investments in these programs. Both of these investment programs are of limited size (not more than 1% of this underlying fund’s assets if the Fund commences a program), so that the tracking error induced by such investments would be limited.
SMALL-CAP ISSUERS
The securities of small-cap issuers may be less actively traded than the securities of larger-cap issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies.
Information concerning these securities may not be readily available so the securities’ issuers may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely known securities, and they tend to have a relatively higher percentage of insider ownership.
Investing in smaller, new issuers generally involves greater risk than investing in larger, established issuers. Small-cap issuers may have limited product lines, markets, or financial resources and may lack management depth. The securities in such companies may also have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.
The small cap issuers in which an underlying fund invests may include some micro-cap securities. The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities. Micro-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Therefore, certain underlying funds may involve considerably more risk of loss and its returns may differ significantly from funds that do not invest in micro-cap securities.
MID-CAP ISSUERS
The securities of mid-cap issuers often have greater price volatility, lower trading volume, and less liquidity than the securities of larger, more established companies. Investing in mid-cap issuers generally involves greater risk than investing in larger, established issuers. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
LARGE-CAP ISSUERS
Investing in large-cap issuers generally involves the risk that these companies may grow more slowly than the economy as a whole or not at all. Compared to small and mid-cap companies, large cap companies are more widely followed in the market, which can make it more difficult to find attractive stocks that are not overpriced. Large-cap stocks also may be less responsive to competitive opportunities and challenges, such as changes in technologies, and may offer less potential for long-term capital appreciation.
BELOW-INVESTMENT GRADE, HIGH-YIELD DEBT SECURITIES
Below-investment grade, high-yield debt securities are lower quality debt securities (generally those rated BB+ or lower by Standard and Poor’s Ratings Services (“S&P”) or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), known as “junk bonds”). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix B for a description of the ratings.) Each underlying fund considers a security to be investment grade if it has received an investment grade rating from at least one nationally recognized statistical rating organization (“NRSRO”), or is an unrated security of comparable quality as determined by the underlying fund’s Advisor or Subadvisor. Below-investment grade, high-yield debt securities involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.
The quality limitation set forth in each underlying fund’s investment policy is determined immediately after the underlying fund’s acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the underlying fund’s investment policy. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.
GREEN BONDS
Investment in “green” bonds includes certain risks. Some green investments may be dependent on government tax incentives and subsidies, and on political support for certain environmental technologies and companies. In addition, government changes to environmental regulation can affect how companies are allowed to operate. The green sector may also have challenges such as a limited number of issuers and liquidity in the market, including a robust secondary market.
There are technology and operational related risks, which range from performance-related risks of the technology, product or service, to risks resulting from the lack of or unreliable supporting infrastructure, such as electrical and water-grid networks. Project bonds may be dependent on development assistance and aid, where there is the risk that institutions and governments are unable to ensure funding is disbursed to projects and utilized. In addition, certain asset-backed bonds of renewable energy companies and other corporate issuers may be smaller and higher risk; renewable energy companies tend to have a lower credit rating and smaller-scale issuance.
ISSUER NON-DIVERSIFICATION RISK
Certain underlying funds are non-diversified and may focus their investments on a small number of issuers. Underlying funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer than funds that are “diversified.” Underlying funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified fund might be. Some of those issuers might also present substantial credit, interest rate or other risks.
CONCENTRATION RISK
Calvert Global Water will concentrate its investments (that is, invest more than 25% of its total assets) in the water industry. The water-related resource sectors and companies will include: water treatment, engineering, filtration, environmental controls, water related equipment, water and wastewater services, and water utilities. Technologies, services and products that these companies may be involved in can include, but are not limited to: water distribution, water infrastructure and equipment, construction and engineering, environmental control and metering, and services or technologies that conserve or enable more efficient use of water. The underlying fund’s concentration in water-related sector companies may present more risks than would be the case with funds that invest more broadly in numerous industries and sectors of the economy. A downturn in water-related sector companies would have a larger impact on the underlying fund than on a fund that does not concentrate in this sector. Water-related resource sector companies can be significantly affected by the supply of and demand for specific products and services, the supply and demand for relevant water sources, the price of those sources, capital investment, government regulation, world events and economic conditions. Water-related resource sector companies can be significantly affected by events relating to international political developments, energy conservation, commodity prices, and tax and government regulations. From time to time, the performance of securities of water-related resource sector companies will lag the performance of securities of companies in other sectors or the broader market as a whole.
Global Global Energy Solutions will concentrate its investments (that is, invest more than 25% of its total assets) in the sustainable energy solutions industry.  Sustainable energy solutions includes, but is not limited to, renewable energy (such as solar, wind, geothermal, biofuel, hydrogen, biomass and other renewable energy sources that may be developed in the future), technologies that enable these sources to be tapped, and services or technologies that conserve or enable more efficient use of energy.  The Fund’s concentration in sustainable energy solutions companies may present more risks than would be the case with funds that invest more broadly in numerous industries and sectors of the economy. A downturn in sustainable energy solutions companies would have a larger impact on the Fund than on a fund that does not concentrate in this sector. Sustainable energy solutions companies can be significantly affected by the supply of and demand for specific products and services, the supply and demand for relevant energy sources, the price of those sources, capital investment, government regulation, world events and economic conditions. Sustainable energy solutions companies also can be significantly affected by events relating to international political developments, energy conservation, commodity prices, and tax and government regulations. From time to time, the performance of securities of sustainable energy solutions companies will lag the performance of securities of companies in other sectors or the broader market as a whole.
LEVERAGE
To the extent that underlying funds make purchases of securities where borrowing exceeds 5% of the underlying fund’s total assets, they may engage in transactions which create leverage. However, the underlying funds do not currently intend to engage in such transactions.
In leveraged transactions, borrowing magnifies the potential for gain or loss on an underlying fund’s portfolio securities and therefore, if employed, increases the possibility of fluctuation in the underlying fund’s net asset value (“NAV”).

Any use of leverage by an underlying fund is premised generally upon the expectation that the underlying fund will achieve a greater return on its investments with the proceeds from the borrowed funds than the additional costs the underlying fund incurs as a result of such leverage. If the income or capital appreciation from the securities purchased with borrowed funds is not sufficient to cover the cost of leverage or if the underlying fund incurs capital losses, the return of the underlying fund will be less than if leverage had not been used. The Subadvisor may determine to maintain an underlying fund’s leveraged position if it expects that the long-term benefits to the underlying fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
Leverage creates risks which may adversely affect the return for shareholders, including:

•	fluctuations in interest rates on borrowings and short-term debt; and

•
the potential for a decline in the value of an investment acquired with borrowed funds, while the underlying fund’s obligations under such borrowing remain fixed. If interest rates rise or if the underlying fund otherwise incurs losses on its investments, the underlying fund’s NAV attributable to its shares will reflect the resulting decline in the value of its portfolio holdings.

Capital raised through borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. An underlying fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. Certain types of borrowings may result in an underlying fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the underlying fund’s ability to pay dividends and distributions on its shares in certain instances. An underlying fund may also be required to pledge its assets to lenders in connection with certain types of borrowing. The Advisor does not anticipate that these covenants or restrictions will adversely affect the applicable Subadvisor’s ability to manage the underlying fund’s portfolio in accordance with the underlying fund’s investment objective and policies. These covenants or restrictions may also force an underlying fund to liquidate investments at times and at prices that are not favorable to the underlying fund, or to forgo investments that the Advisor otherwise views as favorable.
To reduce its borrowings, an underlying fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a fund expense that it would not otherwise incur, an underlying fund may have less net investment income during periods when its borrowings are substantial. The interest paid by an underlying fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.
To reduce the risks of borrowing, the underlying fund will limit its borrowings as described in the “Investment Restrictions” section.
LENDING PORTFOLIO SECURITIES
A Fund may lend portfolio securities to certain financial institutions and broker/dealers, provided the aggregate value of the securities loaned by a Fund will not exceed 33 1/3% of its total assets.
Any such loans must be secured continuously in the form of cash or securities issued or guaranteed by the U.S. Government. Unless market practice otherwise permits, the collateral for each loan will include cash or cash-equivalent collateral of at least (i) 100% for U.S. government securities (including securities issued by U.S. agencies and instrumentalities), sovereign debt issued by non-U.S. governments, and non-U.S. corporate debt securities, (ii) 102% for U.S. equity securities and U.S. corporate debt securities, and (iii) 105% for non-U.S. equity securities, which, in each case, is marked to market on a daily basis. A Fund that has made a loan must be able to terminate the loan upon notice at any time, subject to the normal settlement period for the applicable security. Each Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities, including responsible investment matters.
The advantage of such loans is that a Fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral, which may be invested in accordance with the Fund’s investment objective, policies and restrictions.
Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, a Fund will make loans of its portfolio securities only to those firms the Advisor and/or Subadvisor deem creditworthy and only on terms the Advisor and/or Subadvisor believe should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. The Fund will recognize any gain or loss in the market value of the securities during the loan period. The Fund may pay reasonable custodial fees in connection with the loan.

REPURCHASE AGREEMENTS
Repurchase agreements are arrangements under which an underlying fund buys a security, and the seller simultaneously agrees to repurchase the security at a mutually agreed-upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income. An underlying fund engages in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement.
Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether an underlying fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. An underlying fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor under the direction and supervision of the underlying fund’s Board of Trustees (“underlying fund’s Board”). In addition, an underlying fund will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller’s obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of an underlying security declines and is not at least equal to the repurchase price due the underlying fund pursuant to the agreement, the underlying fund will require the seller to pledge additional securities or cash to secure the seller’s obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of an underlying security declines, the underlying fund may incur a loss and may incur expenses in selling the underlying security.
While an underlying security may mature after one year, repurchase agreements are generally for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.
SHORT-TERM INSTRUMENTS
Certain underlying funds may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit, bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar instruments; (iii) commercial paper; (iv) repurchase agreements; (v) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Advisor, are of comparable quality to obligations of U.S. banks that may be purchased by the underlying fund; and (vi) money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
U.S. GOVERNMENT-SPONSORED OBLIGATIONS
Certain underlying funds may invest in debt and mortgage-backed securities issued by the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as Fannie Maes and Freddie Macs, respectively.
Fannie Mae and Freddie Mac. Unlike Government National Mortgage Association (“GNMA”) certificates, which are typically interests in pools of mortgages insured or guaranteed by government agencies, FNMA and FHLMC certificates represent undivided interests in pools of conventional mortgage loans. Both FNMA and FHLMC guarantee timely payment of principal and interest on their obligations, but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA’s guarantee is supported by its ability to borrow from the U.S. Treasury, while FHLMC’s guarantee is backed by reserves set aside to protect holders against losses due to default.
In September 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship with the objective of returning the entities to normal business operations; FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.
U.S. GOVERNMENT-BACKED OBLIGATIONS
Certain underlying funds may invest in U.S. Treasury obligations and other U.S. government-backed obligations.
U.S. Treasury Obligations. Direct obligations of the U.S. Treasury are backed by the full faith and credit of the United States. They differ only with respect to their rates of interest, maturities, and times of issuance. U.S. Treasury obligations consist of: U.S. Treasury bills (having maturities of one year or less), U.S. Treasury notes (having maturities of one to ten years), and U.S. Treasury bonds (generally having maturities greater than ten years).

Ginnie Maes. Debt and mortgage-backed securities issued by GNMA, commonly known as Ginnie Maes, are typically interests in pools of mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgages is assembled and, after approval from GNMA, is offered to investors through various securities dealers. GNMA is a U.S. government corporation within the Department of Housing and Urban Development. Ginnie Maes are backed by the full faith and credit of the United States, which means that the U.S. government guarantees that interest and principal will be paid when due.
Other U.S. Government Obligations. Certain underlying funds may invest in other obligations issued or guaranteed by the U.S. government, its agencies, or its instrumentalities. (Certain obligations issued or guaranteed by a U.S. government agency or instrumentality may not be backed by the full faith and credit of the United States.)
CERTIFICATES OF DEPOSIT
Each Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured.
BANKERS’ ACCEPTANCES
Each Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
BANK TIME DEPOSITS
Each Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
COMMERCIAL PAPER
Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.
DERIVATIVES
Certain underlying funds may use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities for the purpose of adjusting the risk and return characteristics of the underlying fund. Certain underlying funds can use these practices either as a substitute for alternative permissible investments or as protection against a move that has an adverse effect on the underlying fund’s portfolio securities. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with an underlying fund’s investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of the underlying fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid, which can make it difficult to value them.
OPTIONS AND FUTURES CONTRACTS
Certain underlying funds may purchase put and call options and write covered call options and secured put options on securities which meet the underlying fund’s responsible investment criteria, and may employ a variety of option combination strategies. Certain underlying funds may also engage in the purchase and sale of futures contracts, foreign currency futures contracts and interest rate futures contracts. In addition, certain underlying funds may write covered call options and secured put options on such futures contracts. Certain underlying funds’ use of options and futures is described more fully below.

Certain underlying funds may engage in such transactions only for hedging purposes, including hedging of the underlying fund’s cash position. It may not engage in such transactions for the purposes of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.
Options are typically classified as either American-style or European-style, based on the dates on which the option may be exercised. American-style options may be exercised at any time prior to the expiration date and European-style options may only be exercised on the expiration date. Option contracts traded on futures exchanges are mainly American-style, and options traded over-the-counter are mainly European-style.
The value of an option will fluctuate based primarily on the time remaining until expiration of the option, known as the option’s time value, and the difference between the then-prevailing price of the underlying security and the option’s exercise price. This difference, known as the option’s intrinsic value, determines whether an option is “in-the-money” (meaning the option exercise price is less than the current market value of the security underlying the option), “at-the-money” (meaning the option exercise price is equal to the current market value of the security underlying the option), or “out-of-the-money” (meaning the option exercise price is greater than the current market value of the security underlying the option), at any point in time. If there is an existing secondary market for an option, it can be closed out at any time by the underlying fund for a gain or a loss. Alternatively, the holder of an in-the-money American-style option may exercise the option at any time prior to the expiration date, while the holder of an in-the-money European-style option must wait until the expiration date to exercise the option. Options that expire out-of-the-money are worthless, resulting in a loss of the entire premium paid.
Other principal factors that affect the market value of an option include supply and demand, interest rates, and the current market price and price volatility of the underlying security.
Purchasing Options. An underlying fund will pay a premium (plus any commission) to purchase an option. The premium reflects the total of the option’s time value and intrinsic value. The purchaser of an option has a right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security at the exercise price and has no obligation after the premium has been paid.
Call Options. The purchase of a call option on a security is similar to taking a long position because the value of the option generally increases as the price of the underlying security increases. However, in the event that the underlying security declines in value, losses on options are limited to the premium paid to purchase the option. Although a call option has the potential to increase in value from higher prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors. Certain underlying funds may only buy call options to hedge its available cash balance, to limit the risk of a substantial increase in the market price of a security which the underlying fund intends to purchase, or to close an outstanding position that resulted from writing a corresponding call option. Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs. Certain underlying funds may purchase securities by exercising a call option solely on the basis of considerations consistent with the investment objectives and policies of the underlying fund.
Put Options. The purchase of a put option on a security is similar to taking a short position (selling a security that you do not own) in that security because the value of the option generally increases as the value of the underlying security decreases. However, in the event that the underlying security increases in value, losses on the option are limited to the premium paid to purchase the option. Although a put option has the potential to increase in value from lower prices for the underlying security, because the option will expire on its expiration date, any such gains may be more than offset by reductions in the option’s time value or other valuation factors. Certain underlying funds may purchase put options to protect its portfolio securities against the risk of declining prices or to close an outstanding position that resulted from writing a corresponding put option. Any profit or loss from such a closing transaction will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.
Writing Options. Certain underlying funds may write certain types of options. Writing options means that the underlying fund is selling an investor the right, but not the obligation, to purchase (in the case of a call option) or to sell (in the case of a put option) a security or index at the exercise price in exchange for the option premium. The writer of an option has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security and has no rights other than to receive the premium. Writing options involves more risk than purchasing options because a writer of an option has the potential to realize a gain that is limited to the value of the premium (less any commission) and takes on potentially unlimited risk from increases in the price of the underlying security, in the case of a call option, and the risk that the underlying security may decline to zero, in the case of a put option (which would require the writer of the put option to pay the exercise price for a security that is worthless). Accordingly, the underlying fund may only write covered call options and secured put options, which mitigate these substantial risks. A call option is deemed “covered” if the underlying fund owns the security. A put option is deemed “secured” if the underlying fund has segregated cash or securities having an aggregate value equal to the total purchase price the fund will have to pay if the put option is exercised.

Call Options. The underlying fund will receive the option premium (less any commission) when it writes a call option on a security, which helps to mitigate the effect of any depreciation in the market value of that security. However, because the underlying fund is obligated to sell that security at the exercise price, this strategy also limits the underlying fund’s ability to benefit from an increase in the price of the security above the exercise price.
The underlying fund may write covered call options on securities. This means that so long as the underlying fund is obligated as the writer of a call option, the underlying fund will own the underlying security. The underlying fund may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options. Writing covered call options can increase the income of the underlying fund and thus reduce declines in the net asset value per share of the underlying fund if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the underlying fund to forgo future appreciation of the securities covered by the option. The underlying fund’s turnover may increase through the exercise of a call option that it has written; this may occur if the market value of the underlying security increases and the underlying fund has not entered into a closing purchase transaction. When the underlying fund writes a covered call option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains below the exercise price.
Put Options. The underlying fund will receive the option premium (less any commission) when it writes a put option on any security, which effectively reduces the underlying fund’s acquisition cost for that security.  The underlying fund that is contemplating an investment in a security but that is uncertain about its near-term price trajectory could write a put option on a security; the premium will provide the underlying fund with a partial buffer against a price increase, while providing the fund with an opportunity to acquire the security at the lower exercise price.  However, the underlying fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price). Accordingly, this strategy may result in unexpected losses if the option is exercised against the underlying fund at a time when the price of the security has declined below the exercise price by more than the amount of the premium received.
The underlying fund may only write secured put options, which requires the underlying fund to segregate cash or securities, through its custodian, having a value at least equal to the exercise price of the put option.  If the value of the segregated securities declines below the exercise price of the put option, the underlying fund will have to segregate additional assets. When the underlying fund writes a secured put option, it will realize a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price.
Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the term of the option. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option writer is obligated to sell the underlying foreign currency (in the case of a call option) or buy the underlying foreign currency (in the case of a put option) if it is exercised. However, either seller or buyer may close its position prior to expiration.
A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the underlying fund against an adverse movement in the value of a foreign currency, it limits the gain which might result from a favorable movement in the value of such currency due to the payment of the option premium. For example, if the underlying fund held securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the underlying fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, it would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.
The information provided above under “Purchasing Options” and “Writing Options” is applicable to options on foreign currencies, except that references therein to securities should instead refer to foreign currencies.
Exchange-Traded Options. The underlying fund may purchase and write put and call options in standard contracts traded on national securities exchanges on securities of issuers which meet the underlying fund’s responsible investment criteria and on foreign currencies. Options exchanges may provide liquidity in the secondary market. Although the underlying fund intends to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. The absence of a liquid market might prevent the underlying fund from closing an options position, which could impair the underlying fund’s ability to hedge effectively. The inability to close out a written option position may have an adverse effect on the underlying fund’s liquidity because it may be required to hold the securities covering or securing the option until the option expires or is exercised.
The information provided above under “Purchasing Options” and “Writing Options” is applicable to exchange-traded options.

Over-the-Counter (“OTC”) Options. The underlying fund may invest in OTC options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices, than are exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker.
A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the underlying fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the underlying fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If the underlying fund has written a covered call option and is unable to effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the segregated securities that secure the put to raise cash for other investment purposes so long as it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.
The information provided above under “Purchasing Options” and “Writing Options” is applicable to OTC options.
Futures Transactions. The underlying fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor and/or Subadvisor, such a position acts as a hedge. The underlying fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. government obligations.
Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.
A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery. In most cases the contracts are closed out before the settlement date without making or taking delivery of securities. Upon buying or selling a futures contract, the underlying fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the underlying fund being obligated to make such payments if the futures position becomes less valuable and entitled to receive such payments if the futures position becomes more valuable.
The underlying fund can use these practices only for hedging purposes and not for speculation or leverage. If the Advisor and/or Subadvisor judge market conditions incorrectly or employ a strategy that does not correlate well with the underlying fund’s investments, these techniques could result in a loss. These techniques may increase the volatility of the underlying fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
Options on Futures Contracts. The underlying fund may purchase put or call options, write secured put options or write covered call options on futures contracts that the underlying fund could otherwise invest in and that are traded on a U.S. exchange or a board of trade.  The underlying fund may also enter into closing transactions with respect to such options to terminate an existing position.
The underlying fund may only invest in options on futures contracts to hedge its portfolio securities or its available cash balance and not for speculation or leverage purposes.
The information provided above under “Purchasing Options” and “Writing Options” is applicable to options on futures contracts, except that references therein to securities should instead refer to futures contracts.
Foreign Currency Futures Transactions. The underlying fund may use foreign currency futures contracts and options on such futures contracts. See also “—Foreign Currency Options.” Through the purchase or sale of these contracts and options, the underlying fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost. See “Forward Foreign Currency Contracts.”
Unlike forward foreign currency contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency contracts although actual liquidity and costs will vary based on the particular currency and market conditions at the time of the transaction.
Regulatory Limitations. The Advisor to certain underlying funds has claimed an exclusion from the CFTC’s definition of “commodity pool operator.” Under the relevant CFTC rule, the Advisor can claim an exclusion with respect to the underlying fund if the underlying fund, among other things, limits its use of certain derivatives, such as futures, certain options, and swaps. Under the rule, if a fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). If a Fund’s use of futures contracts does not comply with these limits, then the Advisor would be subject to registration (if not already registered) and regulation in its capacity as the underlying fund’s, and possibly the Funds’, commodity pool operator, and the underlying fund’s, and possibly the Funds’, would be subject to regulation under the Commodity Exchange Act. The underlying fund and the Funds may incur additional expense as a result of the CFTC’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.
The underlying fund generally intends to engage in transactions in futures contracts and options thereon only for hedging, risk management, and other permissible purposes in accordance with the rules and regulations of the CFTC or other regulatory authorities.
In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the underlying fund, an amount of cash, U.S. Government securities or other liquid securities, equal to the notional value of the futures contracts and options thereon (less any related margin deposits), will be segregated by the underlying fund’s custodian to cover the position, or alternative cover will be employed, thereby ensuring that the use of such futures contracts and options is unleveraged.
Additional Risks of Options and Futures Contracts. If the underlying fund has sold futures or takes options positions to hedge against a decline in the market and the market later advances, the underlying fund may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where the underlying fund has sold futures or taken options positions to hedge against a decline in the market, the price of the futures contract may advance and the value of the portfolio securities in the underlying fund may decline. If this were to occur, the underlying fund might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities.
The underlying fund can close out futures positions and options on futures in the secondary market only on an exchange or board of trade or with an OTC market maker. Although the underlying fund intends to purchase or sell only such futures, and purchase or write such options, for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract or option at any particular time. This might prevent the underlying fund from closing a futures position or an option on a futures contract, which could require the underlying fund to make daily margin payments in the event of adverse price movements. If the underlying fund cannot close out an option position, it may be required to exercise the option to realize any profit or the option may expire worthless.
Although some of the securities underlying an index future contract, an option on an index future contract or an option on an index may not necessarily meet the underlying fund’s responsible investment criteria, any such hedge position taken by the underlying fund will not constitute a direct ownership interest in the underlying securities.
COLLATERALIZED MORTGAGE OBLIGATIONS
Certain underlying funds may invest in collateralized mortgage obligations (“CMOs”). CMOs are collateralized bonds that are general obligations of the issuer of the bonds. CMOs are not direct obligations of the U.S. government. CMOs generally are secured by collateral consisting of mortgages or a pool of mortgages. The collateral is assigned to the trustee named in the indenture pursuant to which the bonds are issued. Payments of principal and interest on the underlying mortgages are not passed through directly to the holder of the CMO; rather, payments to the trustee are dedicated to payment of interest on and repayment of principal of the CMO. This means that the character of payments of principal and interest is not passed through, so that payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages or pool of mortgages do not necessarily constitute income and return of capital, respectively, to the CMO holders. Also, because payments of principal and interest are not passed through, CMOs secured by the same pool of mortgages may be, and frequently are, issued with a variety of classes or series, which have different maturities and are retired sequentially. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down.
FHLMC has introduced a CMO which is a general obligation of FHLMC. This requires FHLMC to use its general funds to make payments on the CMO if payments from the underlying mortgages are insufficient.
INTEREST ONLY AND PRINCIPAL ONLY MORTGAGE-BACKED SECURITIES
Certain underlying funds may also invest in Interest Only (“IO”) and Principal Only (“PO”) mortgage-backed securities. IO instruments are entitled to receive only interest payments made on the underlying mortgages or mortgage-backed securities, while PO instruments are entitled to receive only principal payments made on the underlying mortgages or mortgage-backed securities. IO instruments generally increase in value in a rising interest rate environment, which typically results in a slower rate of prepayments on the underlying mortgages and extends the period during which interest payments are required to be made on the IO security. IO securities are subject to prepayment risk, which is the risk that prepayments will accelerate in a declining interest rate environment and will reduce the number of remaining interest payments even though there is no default on the underlying mortgages.
PO instruments generally increase in value in a declining interest rate environment, which typically results in a faster rate of prepayments on the underlying mortgages. Since a PO security is usually purchased at a discount, faster prepayments result in a higher rate of return when the face value of the security is paid back sooner than expected. PO securities are subject to extension risk, which is the risk that a rising interest rate environment will result in a slower rate of prepayments and will delay the final payment date.
TRUST PREFERRED SECURITIES
Certain underlying funds may purchase trust preferred securities, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.
Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike traditional preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes.
Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.
Trust preferred securities prices fluctuate for several reasons including changes in investors’ perception of the financial condition of an issuer or the general condition of the market for trust preferred securities, or when political or economic events affecting the issuers occur. Trust preferred securities are also (a) sensitive to interest rate fluctuations, as the cost of capital rises and borrowing costs increase in a rising interest rate environment, and (b) subject to the risk that they may be called for redemption in a falling interest rate environment.
ASSET-BACKED SECURITIES
Certain underlying funds may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
The underlying assets (e.g., loans) are subject to prepayments, which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities.

MUNICIPAL SECURITIES
Municipal securities share the attributes of debt obligations in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities that certain underlying funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).
Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues, and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.
LEVERAGED LOANS
Certain underlying funds may invest in leveraged loans. Investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Circumstances surrounding default in the payment of interest or principal on a loan may result in a reduction in the value of the loan and consequently a reduction in the value of this underlying fund’s investments and a potential decrease in the NAV of this underlying fund. Although the loans in which each underlying fund will invest generally will be secured by specific collateral, there can be no assurance that such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the underlying fund’s access to the collateral may be limited by bankruptcy and, therefore, the underlying fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.
There is no organized exchange on which loans are traded, and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market, and the underlying fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Many loans are not registered with the SEC or any state securities commission and are not often rated by any NRSRO. Generally there is less readily available, reliable information about most loans than is the case for many other types of securities.
Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including certain underlying funds, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans are also subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of an underlying fund to invest in loans may be adversely affected.
Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries. From time to time, one or more of the factors described above may create volatility in the markets for debt instruments and decrease the liquidity of the loan market.
Risks of Loan Assignments and Participations. As the purchaser of an assignment, the underlying fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the underlying fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the underlying fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning counterparty. In addition, if the loan is foreclosed, the underlying fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The underlying fund may be required to pass along to a purchaser that buys a loan from the underlying fund by way of assignment a portion of any fees to which the underlying fund is entitled under the loan. In connection with purchasing participations, the underlying fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the underlying fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the underlying fund will be subject to the credit risk of both the borrower and the counterparty that is selling the participation. In the event of the insolvency of the counterparty selling a participation, the underlying fund may be treated as a general creditor of the counterparty and may not benefit from any set-off between the counterparty and the borrower.
Risk of Investing in Loans to Non-U.S. Borrowers. An underlying fund may invest all or a portion of its assets in loans of non-U.S. borrowers. An underlying fund’s investments in loans of non-U.S. borrowers may be affected by political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign borrowers may be subject to less regulation resulting in less publicly available information about the borrowers.
FOREIGN MONEY MARKET INSTRUMENTS
Certain underlying funds may invest in U.S. dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks. The Federal Deposit Insurance Corporation (“FDIC”) does not insure such obligations. Foreign and domestic bank reserve requirements may differ. Payment of interest and principal upon these obligations and the marketability and liquidity of such obligations in the secondary market may also be affected by governmental action in the country of domicile of the branch (generally referred to as “sovereign risk”). Examples of governmental actions would be the imposition of exchange or currency controls, interest limitations or withholding taxes on interest income, seizure of assets, or the declaration of a moratorium on the payment of principal or interest. In addition, evidence of ownership of portfolio securities may be held outside of the United States, and certain underlyings fund may be subject to the risks associated with the holding of such property overseas.
REAL ESTATE INVESTMENT TRUSTS
Certain underlying funds may make investments related to real estate, including real estate investment trusts (“REITs”). Risks associated with investments in securities of companies in the real estate industry include: a decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in the value of neighborhoods; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs, which own real estate properties, may be affected by changes in the values of the underlying property owned by the REITS, while mortgage REITs, which make construction, development, and long-term mortgage loans, may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified, and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain exemption from the Investment Company Act of 1940, as amended (the “1940 Act”). If an issuer of debt securities collateralized by real estate defaults, REITs could end up holding the underlying real estate. REITs also have expenses themselves that are ultimately paid by their shareholders, including a fund.
TEMPORARY DEFENSIVE POSITIONS
For temporary defensive purposes – which may include a lack of adequate purchase candidates or an unfavorable market environment – certain underlying funds may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements. Certain underlying funds’ investments in temporary defensive positions are generally not insured by the Federal Deposit Insurance Corporation, even though a bank may be the issuer.
Certain underlying funds may invest in money market instruments of banks, whether foreign or domestic, including obligations of U.S. branches of foreign banks (“Yankee” instruments) and obligations of foreign branches of U.S. banks (“Eurodollar” instruments). All such instruments must be high-quality, U.S. dollar-denominated obligations. Although not subject to foreign currency risk since they are U.S. dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of U.S. issuers.

REVERSE REPURCHASE AGREEMENTS
Certain underlying funds may invest up to 10% of its net assets in reverse repurchase agreements. Under a reverse repurchase agreement, an underlying fund sells portfolio securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed-upon date and price reflecting a market rate of interest. The underlying fund invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. Certain underlying funds intend to enter into a reverse repurchase agreement only when the interest income expected to be earned on the obligation in which the underlying fund plans to invest the proceeds exceeds the amount the underlying fund will pay in interest to the other party to the agreement plus all costs associated with the transaction. Certain underlying funds do not intend to borrow for leverage purposes. Certain underlying funds will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.
During the time a reverse repurchase agreement is outstanding, an underlying fund will maintain in a segregated custodial account an amount of cash, U.S. government securities or other liquid, high-quality debt securities at least equal in value to the repurchase price. The underlying fund will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.
An underlying fund’s use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the underlying fund may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the underlying fund under the agreement, the underlying fund may have been better off had it not entered into the agreement. However, certain underlying funds will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by the underlying fund’s Board.
SPECIAL EQUITIES INVESTMENTS
The Special Equities program allows an underlying fund to promote responsible investment goals through privately placed investments. As stated in the Prospectus, the Special Equities Committee of an underlying fund’s Board identifies, evaluates and selects Special Equities investments, subject to the approval of the Fund’s Board.
The Special Equities program, while generally comprising a small percentage of the assets of those underlying fund’s that participate, invests in many investments that involve relatively high risks. These include foreign securities, below-investment grade, high-yield debt securities, emerging market securities, real estate investment trusts, small-cap issuers, limited partnerships, and securities with equity and debt characteristics, among others. See “Foreign Securities,” “Emerging Market Securities,” “Small-Cap Issuers,” “Below-Investment Grade, High-Yield Debt Securities,” “Real Estate Investment Trusts,” “Limited Partnerships,” “Securities with Equity and Debt Characteristics” and “Illiquid Securities.” Underlying funds participating in the Special Equities program may also invest in unsecured debt, which does not have the benefits of a secured creditor in the event of bankruptcy. A Special Equities investment may lose its entire value if the business enterprise does not succeed. Because of their illiquid nature and contractual transfer restrictions, Special Equities investments may not be easily sold or transferred.
Certain underlying funds have retained independent consultants to provide investment research-related services with respect to the Special Equities program.
HIGH SOCIAL IMPACT INVESTMENTS
The High Social Impact Investments program targets a percentage of an underlying fund’s assets to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development and economic and social development of urban and rural communities. These investments may be either debt or equity investments and are illiquid. High Social Impact debt investments are unrated and are deemed by the Advisor to be the equivalent of below-investment grade, high-yield debt securities – that is, lower quality debt securities (generally those rated BB+ or lower by S&P or Ba1 or lower by Moody’s, known as “junk bonds”). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix B for a description of the ratings.) Rather than earning a higher rate, as would be expected to compensate for the higher risk (i.e., lower credit quality), they earn a rate of return that is lower than the then-prevailing market rate. There is no secondary market for these securities.
Certain underlying funds may make their High Social Impact Investments through direct investments, or through intermediaries, such as the purchase of notes issued by the Calvert Social Investment Foundation, a non-profit organization, legally distinct from the underlying funds and Calvert Investments, Inc., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. The Foundation prepares its own careful credit analysis to attempt to identify those community development issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Certain underlying funds may make direct High Social Impact Investments through the Special Equities program, defined above; such investments are referred to as Social Enterprise investments.
LIMITED PARTNERSHIPS
Certain underlying funds may invest in limited partnerships, primarily through the Special Equities program, defined above. Investments in limited partnerships pose special investment risks. A limited partnership is generally taxed as a pass-through entity; i.e., the income and expenses of the partnership are not taxed at the partnership level but are passed through to its limited partners, such as the underlying funds, who include their pro rata share of the partnership’s income and expenses in their own taxes. This pass-through may potentially cause non-compliance by the Funds with certain tax laws and regulations and subject the Funds to penalties under the tax laws, including possible loss of their pass-through treatment under Subchapter M of the Internal Revenue Code of 1986, as amended. The term of a limited partnership is generally 10 years or more. Limited partnership units are illiquid and subject to contractual transfer restrictions, and thus an underlying fund will generally not be able to sell an investment in a limited partnership but will be required to hold it for the entire term of the partnership. Certain decisions that could adversely affect the underlying funds, such as whether the limited partnership should be allowed to borrow money, may be made by a majority in interest of the limited partners. Each underlying fund also bears indirectly its proportionate share of the limited partnership’s management fee and operating expenses. When an underlying fund makes an investment in a limited partnership, it signs a subscription agreement committing it to a certain investment amount; this amount is generally not paid all at once, but rather drawn down over time by the partnership’s general partner as investment opportunities present themselves. As a result, an underlying fund must set aside sufficient assets to be able to fund any future capital calls. Limited partnerships have relatively concentrated holdings; as a consequence, the return on a partnership may be adversely impacted by the poor performance of a small number of investments, especially if the partnership needs to mark down the valuation of one or more of its holdings.
SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS
Certain underlying funds may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa. Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stock or other securities at a stated conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, as well as changes in the credit quality of the issuer.
ILLIQUID SECURITIES
Each underlying fund may not purchase illiquid securities if more than 15% of the value of its net assets would be invested in such securities. The Advisor will monitor the amount of illiquid securities in each underlying fund, under the supervision of the underlying fund’s Board, to ensure compliance with the underlying fund’s investment restrictions.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of the securities, and an underlying fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices.
Notwithstanding the above, underlying funds may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act. This rule permits certain qualified institutional buyers, such as the underlying funds, to trade in privately placed securities even though such securities are not registered under the Securities Act. If the underlying fund’s Board determines, based upon a continuing review of Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. Each underlying fund’s Board has adopted guidelines as part of the Valuation Procedures and delegated to the Advisor the daily function of determining the liquidity of restricted securities. The Boards retain sufficient oversight and are ultimately responsible for the determinations.
Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the underlying fund’s Board.

WARRANTS
Certain underlying funds may invest in warrants. Warrants, like options, give their holder the right to purchase common stock at a specific price, and they remain valid for a specific period of time. Warrants may have a life ranging from less than one year to perpetual. However, most warrants have expiration dates after which they are worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.
EXCHANGE-TRADED FUNDS (“ETFs”)
ETFs are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) and whose underlying assets are generally stocks selected to track a particular index. Therefore, an ETF can track the performance of an index in much the same way as a traditional indexed mutual fund. But unlike many traditional investment companies, which are only bought and sold at closing NAV, ETFs are tradable in the secondary market on an intra-day basis, and are redeemed principally in-kind at each day’s next calculated NAV.  Although there can be no guarantee that an ETF’s intra-day price changes will accurately track the price changes of the related index, ETFs benefit from an in-kind redemption mechanism that is designed to protect ongoing shareholders from adverse effects on the ETFs that could arise from frequent cash creation and redemption transactions. Moreover, in contrast to conventional indexed mutual funds where redemptions can have an adverse tax impact on shareholders because of the need to sell portfolio securities (which sales may generate taxable gains), the in-kind redemption mechanism of the ETFs generally will not lead to a taxable event for the ETF or its ongoing shareholders.
Certain underlying funds may purchase shares of ETFs for the limited purpose of managing the underlying fund’s cash position consistent with the underlying fund’s applicable benchmark. For example, an ETF may be purchased if the underlying fund has excess cash and it may be held until the Advisor and/or Subadvisor decides to make other permissible investments. Similarly, if the underlying fund should receive a large redemption request, the underlying fund could sell some or all of an ETF position to raise cash. The responsible investment criteria (applies to certain underlying funds) of any underlying fund will not apply to an investment in an ETF or to any of the individual underlying securities held by the ETF. Accordingly, an underlying fund could have indirect exposure to a company that does not meet the underlying fund’s responsible investment criteria and that could therefore not be purchased directly by the underlying fund. ETF investments, however, (i) will not constitute a direct ownership interest in any security that does not meet applicable responsible investment criteria, (ii) will be limited to the amount of net cash available, which, in general, is not expected to be a material portion of the underlying fund and (iii) will be used principally to help reduce deviations from the underlying fund’s benchmark.
Some of the risks of investing in ETFs are similar to those of investing in an indexed mutual fund, including (i) market risk (the risk of fluctuating stock prices in general), (ii) asset class risk (the risk of fluctuating prices of the stocks represented in the ETF’s index), (iii) tracking error risk (the risk of errors in matching the ETF’s underlying assets to the index), (iv) industry concentration risk (the risk of the stocks in a particular index being concentrated in an industry performing poorly relative to other stocks) and (v) the risk that since an ETF is not actively managed it cannot sell poorly performing stocks as long as they are represented in the index. In addition, ETFs may trade at a discount from their NAV and because ETFs operate as open-end investment companies or unit investment trusts, they incur fees that are separate from the fees incurred directly by the underlying funds. Therefore, an underlying fund’s purchase of an ETF results in the layering of expenses, such that shareholders of the underlying fund indirectly bear a proportionate share of any operating expenses of the ETF.
ZERO-COUPON AND PAY-IN-KIND BONDS
Certain underlying funds may invest in zero-coupon bonds. A zero-coupon bond is a security that has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon. Since there are no periodic interest payments made to the holder of a zero-coupon security, when interest rates rise, the value of such a security will fall more dramatically than a bond paying out interest on a current basis. When interest rates fall, however, zero-coupon securities rise more rapidly in value because the bonds have locked in a specific rate of return which becomes more attractive the further interest rates fall.
Certain underlying funds may invest in pay-in-kind bonds. Pay-in-kind (“PIK”) bonds are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than securities paid in cash.

CONVERTIBLE BONDS
Certain underlying funds may invest in convertible bonds. Convertible bonds are debt instruments convertible into equity of the issuing company at certain times in the future and according to a certain exchange ratio. Typically, convertible bonds are callable by the issuing company, which may, in effect, force conversion before the holder would otherwise choose.
While each underlying fund intends to invest primarily in debt securities, it may invest in convertible bonds. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, the underlying fund may consider convertible bonds to gain exposure to such markets.
SHORT SALES
Certain underlying funds may engage in short sales of U.S. Treasury securities for the purposes of managing its duration. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, a broker retains the proceeds the seller receives from the sale until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.
Short sales expose the underlying fund to the risk that it will be required to acquire, cover or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to an underlying fund. If an underlying fund makes a short sale, it must segregate or “earmark” assets determined to be liquid by the Advisor or otherwise cover its position in a permissible manner.
SWAP AGREEMENTS
Certain underlying funds may invest in swap agreements, which are derivatives that may be used to offset credit, interest rate, market, or other risks. An underlying fund will only enter into swap agreements for hedging purposes. The counterparty to any swap agreements must meet credit guidelines as determined by the Advisor and/or Subadvisor.
The use of swaps is a highly specialized activity that involves investment techniques, costs, and risks (particularly correlation risk) different from those associated with ordinary portfolio securities transactions. If the Advisor and/or Subadvisor is incorrect in its forecasts of market variables, the investment performance of the underlying fund may be less favorable than it would have been if this investment technique were not used.
Credit default swaps are one type of swap agreement that certain underlying funds may invest in. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer makes regular fixed payments in return for a contingent payment by the seller upon either (i) the occurrence of an observable credit event that affects the issuer of a specified bond or (ii) a change in the credit spread of a specified bond. The contingent payment may compensate the protection buyer for losses suffered as a result of the credit event. If the protection seller defaults on its obligation to make the payment, the fund would bear the losses resulting from the credit event. The underlying funds will only invest in credit default swaps for hedging purposes.
LENDING PORTFOLIO SECURITIES
Certain underlying funds may lend portfolio securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more, provided the aggregate value of the securities loaned by a Fund will not exceed 33 1/3% of its total assets. However, the underlying funds do not currently intend to lend their portfolio securities.
Any such loans must be secured continuously in the form of cash or securities issued or guaranteed by the U.S. Government. Unless market practice otherwise permits, the collateral for each loan will include cash or cash-equivalent collateral of at least (i) 100% for U.S. government securities (including securities issued by U.S. agencies and instrumentalities), sovereign debt issued by non-U.S. governments, and non-U.S. corporate debt securities, (ii) 102% for U.S. equity securities and U.S. corporate debt securities, and (iii) 105% for non-U.S. equity securities, which, in each case, are marked to market on a daily basis. A Fund that has made a loan must be able to terminate the loan upon notice at any time. Each Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities, including responsible investment matters.
The advantage of a securities loan is that the underlying fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the underlying fund’s investment objective, policies, and restrictions.
Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the underlying funds will make loans of their portfolio securities only to those firms the Advisor and/or Subadvisor deem creditworthy and only on terms the Advisor and/or Subadvisor believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the underlying fund. An underlying fund will recognize any gain or loss in the market value of the securities during the loan period. The underlying funds may pay reasonable custodial fees in connection with the loan.
CHARITABLE CONTRIBUTIONS
On occasion, certain underlying funds may make de minimis charitable contributions to groups intended to further the underlying fund’s responsible investment purpose, including but not limited to educating investors about responsible investing.

SUPPLEMENTAL INFORMATION ON RISKS OF NON-CALVERT FUND
INVESTMENTS MADE BY THE FUNDS

Each Fund invests almost exclusively in a portfolio of underlying Calvert fixed-income and equity funds. A Fund may also invest in cash and short-term money market instruments; and, to a limited extent, in (1) derivative instruments, including, but not limited to, index futures, options and swaps; and (2) exchange-traded funds. See the descriptions of “Short-Term Instruments,” “Derivatives,” “Options and Futures Contracts,” “Swap Agreements,” and “Exchange-Traded Funds.”
Each Fund invests in the underlying funds in reliance on section 12(d)(1)(G) of the 1940 Act and rule 12d1-2 under the 1940 Act. The Funds have received an exemptive order that permits investments in derivatives and other financial instruments that may not be “securities” within the meaning of section 2(a)(36) of the 1940 Act.

ADDITIONAL RISK DISCLOSURE

FINANCIAL MARKETS RISK
Over the past several years, the U.S. and other countries have experienced significant disruptions to their financial markets impacting the liquidity and volatility of securities generally, including securities in which the underlying funds may invest. While certain recent economic indicators have shown modest improvements in the capital markets, these indicators could worsen. During periods of extreme market volatility, prices of securities held by the underlying funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the underlying funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.
Reduced liquidity in credit and fixed-income markets may continue to negatively impact issuers worldwide. Illiquidity in these markets may reduce the amount of credit available to purchasers of raw materials, goods, and services, which may, in turn, place downward pressure on the prices of economic staples. It may also result in issuers facing increased difficulty obtaining financing and, ultimately, a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on the underlying funds. The Advisor and each Subadvisor generally will take these and other economic conditions into consideration when making investment decisions for an underlying fund and will seek to manage the underlying fund in a manner consistent with achieving that underlying fund’s investment objective, but there can be no assurance that the Advisor or Subadvisor will be successful in doing so.
The total public debt of the U.S. as a percentage of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Government agencies project that the U.S. will continue to maintain high debt levels for the foreseeable future. Although high debt levels are not necessarily indicators or causes of economic problems, they may create certain systemic risks if sound debt management practices are not implemented. In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. Among other reasons for the downgrade, S&P cited controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and volatility. The downgrade may also adversely affect the market prices and yields of securities backed by the U.S.
In light of these and other conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration, and regulators have increased their focus on the regulation of the financial services industry. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the instruments in which the underlying funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the underlying funds are regulated. Such legislation or regulation could limit or preclude an underlying fund’s ability to achieve its investment objective.

Fixed-income markets have recently experienced a period of relatively high volatility. Amid an improving economy and the cessation of the quantitative easing program, the Funds may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. U.S. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Funds’ investments, which could cause the value of a Fund’s investments and the Fund’s share price to decline or create difficulties for the Fund in disposing of investments.  A Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a Fund that does not invest in derivatives. If rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate its investments at disadvantageous times or prices, thereby adversely affecting the Fund. To the extent a Fund experiences high redemptions because of these policy changes, a Fund may experience increased portfolio turnover, which will increase the costs that a Fund incurs and lower a Fund’s performance.
CYBERSECURITY RISK
The Funds, the underlying funds and their service providers may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Funds, the underlying funds or their investment advisor, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Funds’ or the underlying funds’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds or the underlying funds to regulatory fines or financial losses and/or cause reputational damage. The Funds and/or the underlying funds may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issues or securities in which the Funds and the underlying funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ or underlying funds’ investment in such companies to lose value.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS
Each Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the affected Fund as defined in the 1940 Act.

1.
No Fund may concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured thereby); provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation, and that the Funds may invest up to 100% of their respective total assets in securities of investment companies in the Calvert Family of investment companies.

2.
No Fund may issue senior securities or borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of a Fund’s total assets (including the amount borrowed).

3.	No Fund may underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

4.	No Fund may invest directly in commodities or real estate.

5.
No Fund may lend any security or make any loan, including engaging in repurchase agreements, if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except through the purchase of debt securities or other debt instruments.

Under current law, a diversified investment company, with respect to 75% of its total assets, can invest no more than 5% of its total assets in the securities of any one issuer and may not acquire more than 10% of the voting securities of any issuer.
Under the interpretation of the staff of the Securities and Exchange Commission (the “SEC”), “concentrate” means to invest 25% or more of total assets in the securities of issuers primarily engaged in any one industry or group of industries.
Under current law, each Fund may underwrite securities only in compliance with the conditions of Sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein this underlying fund may underwrite securities to the extent that this underlying fund may be considered an underwriter within the meaning of the Securities Act of 1933 in selling a portfolio security.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS
The Board of Trustees (“Board”) has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.
Except for the liquidity and borrowing restrictions, any investment restriction applicable to a Fund or an underlying fund that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.
Each Fund may not:

1.	Invest for the purpose of exercising control over management of another issuer.

2.	Purchase illiquid securities if more than 15% of the value of that Fund’s net assets would be invested in such securities.

3.	Enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund’s net assets.

4.	Make any purchases of securities if borrowing exceeds 5% of the Fund’s total assets.
The underlying funds have adopted their own investment restrictions, which may be more or less restrictive than those listed above. The investment restrictions of the underlying funds may thereby permit the Funds to engage in investment strategies indirectly that would otherwise be prohibited under the investment restrictions listed above. The investment restrictions of the underlying funds are located in their respective SAIs.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If for any reason a Fund should fail to qualify, it would be taxed as a corporation at the Fund level, rather than passing through its income and gains to shareholders.
Distributions of realized net capital gains, if any, are normally paid once a year; however, the Funds do not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. Capital loss carryforwards as of September 30, 2015, were as follows:

Calvert Conservative Allocation Fund	$0
Calvert Moderate Allocation Fund	$0
Calvert Aggressive Allocation Fund	$0
Generally, dividends (including short-term capital gains) and distributions are taxable to the shareholder in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared.
The Funds are required to withhold 28% of any reportable dividends and long-term capital gain distributions paid and 28% of each reportable redemption transaction occurring if: (a) the shareholder’s social security number or other taxpayer identification number (“TIN”) is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder’s correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Funds are notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.
In addition, the Funds are required to report to the Internal Revenue Service the following information with respect to each redemption transaction occurring in the Funds: (a) the shareholder’s name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; (c) the Fund’s identifying CUSIP number; and (d) cost basis information for shares acquired on or after January 1, 2014.
Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S.-registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens, certain foreign partnerships, and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Funds for further information.
Dividends paid by a Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert. In addition, for individual investors, some dividends may be identified as “qualified dividend income” and may be eligible for the reduced federal tax rate.

NET ASSET VALUE

The public offering price of the shares of each Fund is the respective NAV per share (plus, for Class A shares, the applicable sales charge). The NAV per share of each Fund is determined by dividing the total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares of the Fund outstanding. Expenses are accrued daily, including the investment advisory fee. The NAV of the Funds fluctuate based on the respective market value of that Fund’s investments. The NAV per share of each Fund is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds do not determine NAV on certain national holidays or other days on which the New York Stock Exchange is closed: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In calculating NAV, the Funds follow standard industry practice by recording security transactions and their valuations on the business day following the security transaction trade date. This practice is known as “trade date plus one” or “T + 1 accounting.” Thus, changes in holdings of portfolio securities are reflected in the first calculation of NAV on the first business day following the trade date, as permitted by applicable law. Security transactions for money market instruments are recorded on the trade date.
Below is a specimen price-make-up sheet showing how the Funds calculate the total offering price per share.
Net Asset Value and Offering Price Per Share, as of September 30, 2015

Calvert Conservative Allocation Fund
Class A net asset value per share	$16.59
($112,880,610 / 6,806,092 shares)
Maximum sales charge, Class A	$0.83
(4.75% of offering price)
Offering price per share, Class A	$17.42

Class C net asset value and offering price per share	$16.40
($29,931,617 / 1,825,336 shares)

Calvert Moderate Allocation Fund
Class A net asset value per share	$18.84
($189,372,344 / 10,052,503 shares)
Maximum sales charge, Class A	$0.94
(4.75% of offering price)
Offering price per share, Class A	$19.78

Class C net asset value and offering price per share	$18.16
($40,560,112 / 2,232,970 shares)

Calvert Aggressive Allocation Fund
Class A net asset value per share	$19.32
($93,928,158 / 4,860,722 shares)
Maximum sales charge, Class A	$0.96
(4.75% of offering price)
Offering price per share, Class A	$20.28

Class C net asset value and offering price per share	$17.21
($16,399,797 / 952,821 shares)

CALCULATION OF TOTAL RETURN

The Funds may each advertise “total return.” Total return is calculated separately for each class. Total return differs from yield in that yield figures measure only the income component of a Fund’s investments, while total return includes not only the effect of income dividends but also any change in NAV, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. Note: “Total Return” as quoted in the Financial Highlights section of the Fund’s Prospectus and Annual Report to Shareholders, however, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to “return without maximum load” (or “w/o max load” or “at NAV”) as referred to herein. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.
Total return before taxes is computed according to the following formula:
P(1 + T)n = ERV
where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.
Total return after taxes on distributions is computed according to the following formula:
P(1 + T)n = ATVD
where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distribution); n = number of years, and ATVD = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions but not after taxes on redemption.
Total return after taxes on distributions and sale of fund shares is computed according to the following formula:
P(1 + T)n = ATVDR
where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions and redemption); n = number of years and ATVDR = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions and redemption.
Total return is historical in nature and is not intended to indicate future performance. All total return quotations, including returns after taxes, reflect the deduction of the Fund’s maximum sales charge (“return with maximum load”), except quotations of “return without maximum load” (or “without CDSC” or “at NAV”) which do not deduct a sales charge. Return without maximum load, which will be higher than total return, should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Thus, in the formula above, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for return with maximum load, P = a hypothetical initial investment of $1,000 less any sales charge actually imposed at the beginning of the period for which the performance is being calculated.
In the table below, after-tax returns are shown only for Class A shares of each Fund. Returns for each Fund’s shares for the periods indicated are as follows:
Calvert Conservative Allocation Fund:
Before Taxes

Periods Ended September 30, 2015	Class A Total Return		Class C Total Return
	With	Without	With	Without
	Maximum Load		CDSC
One Year	-2.84%	2.01%	0.03%	1.03%
Five Years	5.21%	6.25%	5.16%	5.16%
Ten Years	4.42%	4.93%	3.69%	3.69%

Calvert Conservative Allocation Fund:
After Taxes on Distributions

Periods Ended September 30, 2015	Class A Total Return With Maximum Load
One Year	-4.48%
Five Years	3.97%
Ten Years	3.21%
Calvert Conservative Allocation Fund:
After Taxes on Distributions and Sale of Fund Shares

Periods Ended September 30, 2015	Class A Total Return With Maximum Load
One Year	-0.91%
Five Years	3.78%
Ten Years	3.13%
Calvert Moderate Allocation Fund:
Before Taxes

Periods Ended September 30, 2015	Class A Total Return		Class C Total Return
	With	Without	With	Without
	Maximum Load		CDSC
One Year	-3.94%	0.86%	-0.91%	0.09%
Five Years	6.71%	7.75%	6.95%	6.95%
Ten Years	4.02%	4.52%	3.72%	3.72%
Calvert Moderate Allocation Fund:
After Taxes on Distributions

Periods Ended September 30, 2015	Class A Total Return With Maximum Load
One Year	-5.45%
Five Years	5.99%
Ten Years	3.35%
Calvert Moderate Allocation Fund:
After Taxes on Distributions and Sale of Fund Shares

Periods Ended September 30, 2015	Class A Total Return With Maximum Load
One Year	-1.38%
Five Years	5.18%
Ten Years	3.06%

Calvert Aggressive Allocation Fund:
Before Taxes

Periods Ended September 30, 2015	Class A Total Return		Class C Total Return
	With	Without	With	Without
	Maximum Load		CDSC
One Year	-4.36%	0.41%	-1.71%	-0.72%
Five Years	8.23%	9.29%	8.01%	8.01%
Ten Years	4.01%	4.52%	3.21%	3.21%
Calvert Aggressive Allocation Fund:
After Taxes on Distributions

Periods Ended September 30, 2015	Class A Total Return With Maximum Load
One Year	-6.14%
Five Years	7.66%
Ten Years	3.54%
Calvert Aggressive Allocation Fund:
After Taxes on Distributions and Sale of Fund Shares

Periods Ended September 30, 2015	Class A Total Return With Maximum Load
One Year	-1.36%
Five Years	6.49%
Ten Years	3.16%
Total return, like NAV per share, fluctuates in response to changes in market conditions. Total Return for any particular time period should not be considered an indication of future return.

PURCHASE AND REDEMPTION OF SHARES

Each Fund has authorized one or more broker/dealers to receive on its behalf purchase and redemption orders. Such broker/dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer’s authorized designee, receives the order in good order. The customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker/dealer or the broker/dealer’s authorized designee.
The Funds have no arrangement with any person to permit frequent purchases and redemptions of Fund shares.
The Funds do not issue share certificates. Shares are electronically recorded. If you are redeeming or exchanging shares represented by certificates previously issued by a Fund, you must return the certificates to the Fund’s transfer agent with your written redemption or exchange request. If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case the original certificates are later presented by another person.
Each Fund has filed a notice of election with the SEC pursuant to Rule 18f-1 under the 1940 Act. The notice states that the Fund may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the NAV of the Fund, whichever is less, by redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash.) The notice of election is irrevocable while Rule 18f-1 is in effect unless the SEC permits the withdrawal of such notice.
See the Prospectus for additional details on purchases and redemptions.

TRUSTEES AND OFFICERS

The Board of Trustees supervises each Fund’s activities and reviews its contracts with companies that provide it with services. Business information about the Trustees and Officers as well as information regarding the experience, qualifications, attributes and skills of the Trustees is provided below. Independent Trustees refers to those Trustees who are not “interested persons” as that term is defined in the 1940 Act and the rules thereunder.

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
REBECCA L. ADAMSON AGE: 66	Trustee	1989	President of the national non-profit, First People’s Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People’s Worldwide is the only American Indian alternative development institute in the country.	20	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 67	Trustee & Chair	1982	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	27	• None
JOHN G. GUFFEY, JR. AGE: 67	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	27	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES D. HARPER, III AGE: 53	Trustee	2005	Partner, Carr Riggs & Ingram (public accounting firm) since September 2013. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram), 1999-2013.	20	• Bridgeway Funds (14) (asset management)
JOY V. JONES AGE: 65	Trustee	1990	Attorney.	20	• Director, Conduit Street Restaurants SUD 2 Limited • Director, Palm Management Corporation
TERRENCE J. MOLLNER, Ed.D. AGE: 71	Trustee	1982	Founder, Chairperson and President of Trusteeship Institute, Inc., an educational organization focused on the personal skills and organizations described in Dr. Mollner’s book, The Love Skill: We Are Mastering the 7 Layers of Human Maturity, particularly businesses that freely chose to give priority to the common good. Chairperson, Stakeholder of Capital, Inc., an asset management firm and financial services provider.	20	• Calvert Social Investment Foundation • Ben & Jerry’s Homemade, Inc. (food products)
SYDNEY A, MORRIS AGE: 66	Trustee	1982	The Rev. Dr. Morris is a Unitarian Universalist minister.	20	• None

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES
D. WAYNE SILBY, Esq.* AGE: 67	Trustee	1982	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility	27
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR* AGE: 55	Trustee & President	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	40
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

Name &Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Executive Vice President, Chief Financial Officer and Chief Operating Officer of Calvert Investments, Inc. since October 2015; Senior Vice President and Chief Financial Officer of Calvert Investments, Inc. (March 2015 - September 2015). Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.

ROBERT D. BENSON, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

STU DALHEIM AGE: 46	Vice President	2015	Vice President - Shareholder Advocacy for the Advisor.
MATTHEW DUCH Age: 40	Vice President	2011	Vice President of the Advisor and portfolio manager for Calvert’s taxable fixed-income funds.
ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Vice President, Corporate Finance, of Calvert Investments, Inc.; Acting Chief Financial Officer of Calvert Investments, Inc. (September 2014 - March 2015).
PATRICK FAUL AGE: 51	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager, Calvert Investments, Inc.
JADE HUANG AGE: 41	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
EMILY KAISER AGE: 32	Assistant Vice President	2015
Senior Sustainability Analyst since November 2015 and Sustainability Analyst (January 2014 - October 2015), Advisor. Prior to joining Calvert, Ms. Kaiser attended law school from 2010 to 2013 and also held legal and policy positions with the U.S. Agency for International Development (2013), the Solidarity Center, AFL-CIO (2013), the U.S. Department of Labor (2012), the office of the U.S. Trade Representative (2012) and the Public International Law and Policy Group (2011-2012).

VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Head of Taxable Fixed Income (since 2015) and Vice President of the Advisor (since 2014); Portfolio Manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 45	Assistant Vice President & Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ERICA LASDON AGE: 44	Assistant Vice President	2015	Director of Sustainability Research since August 2015 and Senior Sustainability Analyst and Manager prior to August 2015, Advisor.
JOSHUA LINDER AGE: 30	Vice President	2015	Equity Portfolio Manager since November 2015, Assistant Portfolio Manger (January 2014 - October 2015) and Equity Analyst (2011 - 2013), Advisor.
CHRISTOPHER MADDEN AGE: 40	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
ANDREW K. NIEBLER, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

*Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor. Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.

The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC 20009. As of December 31, 2015, the Trustees and Officers as a group owned less than 1% of each Fund’s outstanding shares.
Additional Information about the Trustees
The Funds’ Board of Trustees believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, Subadvisors, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. The Board of Trustees has also considered the contributions that each Trustee can make to the Board and the Funds. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Ms. Adamson, experience as a president of a non-profit organization and experience as a board member of a private foundation; Mr. Baird, experience as a chief executive officer of a non-profit corporation; Mr. Guffey, experience as a director and officer of private companies and experience as a board member of various organizations; Mr. Harper, experience as a partner of a public accounting firm and experience as a board member of a mutual fund complex; Ms. Jones, legal experience and experience as a director of a private foundation; Mr. Mollner, experience as a board member of various organizations; Rev. Dr. Morris, ecclesiastical leadership experience; Mr. Silby, experience as a director and officer of private companies and experience as a board member of various organizations; and Mr. Streur, leadership roles within the Advisor and certain of its affiliates, and experience building and managing investment management firms. References to the experience, qualifications, attributes and/or skills of the Trustees are pursuant to requirements of the SEC, do not constitute holding out of a Board or any Trustee as having special expertise or experience, and shall not impose any greater responsibility or liability on any such Trustee or on a Board by reason thereof.
Board Structure
The Funds’ Board of Trustees is responsible for overseeing the management and operations of the Funds. The Board consists of seven Independent Trustees and two Trustees who are interested persons of the Funds. Richard L. Baird, Jr., who is an Independent Trustee, serves as Chairperson of the Board. The Board of Trustees has five standing Committees: the Governance Committee, the Audit Committee, the Social Committee, the Investment Performance Oversight Committee and the Special Equities Committee. Each of the Governance, Audit, Social and Investment Performance Oversight Committees is chaired by an Independent Trustee. In addition, each of the Governance and Audit Committees is composed solely of Independent Trustees.
Through the Governance and Audit Committees, the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for Fund management. The Independent Trustees also regularly meet outside the presence of Fund management and are advised by independent legal counsel. The Funds’ Board of Trustees has determined that its committees help ensure that the Funds have effective and independent governance and oversight. The Board of Trustees has also determined that its leadership structure is appropriate. The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.
The Governance Committee addresses matters of fund governance, including policies on Trustee compensation and on Board and Committee structure and responsibilities. The functions of the Governance Committee of each Board also include those of a Nominating Committee, e.g., the initiation and consideration of nominations for the appointment or election of Independent Trustees of the Board. These matters were addressed in meetings held five times in the past fiscal year. The current members of this Committee are Rev. Dr. Morris and Messrs. Baird and Harper, each an Independent Trustee.
The Audit Committee approves and recommends to the Board independent public accountants to conduct the annual audit of each Fund’s financial statements; reviews with the independent public accountants the outline, scope, and results of the annual audit; and reviews the performance and fees charged by the independent public accountants for professional services. In addition, the Audit Committee meets with each Fund’s independent public accountants and representatives of Fund management to review accounting activities and areas of financial reporting and control. The Audit Committee is responsible for fair valuation of Special Equities investments and oversees Calvert’s High Social Impact Investments program and Fund purchases of Community Investment Notes issued by the Calvert Social Investment Foundation. This Committee met eleven times in the past fiscal year. The current members of this Committee are Ms. Jones and Messrs. Baird, Harper and Mollner, each an Independent Trustee.
The Social Committee addresses matters relating to the responsible investment criteria used by the Funds and their application. This Committee met five times in the past fiscal year.  The current members of this Committee are Mses. Adamson and Jones, Rev. Dr. Morris and Mr. Streur. With the exception of Mr. Streur, the members of this Committee are Independent Trustees.
The Investment Performance Oversight Committee oversees the Funds’ investment performance, including the performance of the Funds’ subadvisors. This Committee met five times in the past fiscal year.  The current members of this Committee are Ms.

Adamson and Messrs. Guffey, Silby and Streur. With the exceptions of Messrs. Silby and Streur, the members of this Committee are Independent Trustees.
The Special Equities Committee oversees the Funds’ Special Equities program, including review and selection of the social venture capital investments. This Committee met ten times in the past fiscal year. The current members of this Committee are Messrs. Baird, Guffey, Mollner and Silby.  With the exception of Mr. Silby, the members of this Committee are Independent Trustees.
The Board of Trustees has retained Broadridge to provide the Board with an independent analysis of investment performance and expenses for each Fund, in connection with the Board’s annual consideration of the renewal of the Funds’ investment advisory, subadvisory and underwriting agreements, as required by Section 15(c) of the 1940 Act.
Board Oversight of Risk
An integral part of the Board’s overall responsibility for overseeing the management and operations of the Funds is the Board’s oversight of the risk management of the Funds’ investment programs and business affairs. The Funds are subject to a number of risks, such as investment risk, credit and counterparty risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Funds, the Advisor, the Subadvisors and other service providers to the Funds have implemented various processes, procedures and controls to identify and address risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.
The Funds’ Board of Trustees exercises oversight of the risk management process primarily through the Audit and Investment Performance Oversight Committees, and through oversight by the Board itself. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board of Trustees requires management of the Advisor and the Funds, including the Funds’ Chief Compliance Officer (“CCO”), to report to the Board and the Committees of the Board on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the Audit Committee receive regular reports from the Funds’ independent public accountants on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Funds’ CCO, including outside the presence of management, to discuss issues related to compliance. Furthermore, each Board receives a quarterly report from the Funds’ CCO regarding the operation of the compliance policies and procedures of the Fund and its primary service providers. The Board and the Investment Performance Oversight Committee also receive regular reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Funds’ securities, except for Special Equities securities, which are fair valued by the Board’s Special Equities Committee. The Board also receives reports from the Funds’ primary service providers, including the Subadvisors, regarding their operations as they relate to the Funds.
Trustees’ Ownership of Fund Shares
The Trustees owned shares in the Funds and in all other Calvert Funds for which they serve on the Board, in the amounts set forth below as of December 31, 2015.
CALVERT CONSERVATIVE ALLOCATION FUND

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Calvert Family of Funds
Independent Trustees
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	None	>$100,000
John G. Guffey, Jr.	$10,001-$50,000	>$100,000
Miles D. Harper, III	None	>$100,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner Ed.D.	None	$50,001-$100,000
Sydney A. Morris	None	$50,001-$100,000
Interested Trustees
D. Wayne Silby, Esq.	None	>$100,000
John H. Streur	None	>$100,000

CALVERT MODERATE ALLOCATION FUND

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Calvert Family of Funds
Independent Trustees
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	None	>$100,000
John G. Guffey, Jr.	None	>$100,000
Miles D. Harper, III	$10,001-$50,000	>$100,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner Ed.D.	None	$50,001-$100,000
Sydney A. Morris	None	$50,001-$100,000
Interested Trustees
D. Wayne Silby, Esq.	None	>$100,000
John H. Streur	None	>$100,000
CALVERT AGGRESSIVE ALLOCATION FUND

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Calvert Family of Funds
Independent Trustees
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	None	>$100,000
John G. Guffey, Jr.	None	>$100,000
Miles D. Harper, III	None	>$100,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner Ed.D.	None	$50,001-$100,000
Sydney A. Morris	None	$50,001-$100,000
Interested Trustees
D. Wayne Silby, Esq.	None	>$100,000
John H. Streur	None	>$100,000
Trustees’ Compensation
Trustee Compensation Table
Calvert Social Investment Fund
The following table (unaudited numbers) sets forth information describing the compensation of each Trustee for his/her services to the Funds for each Fund’s most recent fiscal year ended September 30, 2015 and to all of the portfolios in the Fund Complex, as defined below. Each portfolio within the Calvert Social Investment Fund is responsible for a proportionate share of these payments.

Name of Person, Position	Aggregate Compensation From Funds (Includes Pension or Retirement Benefits)	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Total Compensation From Funds and Fund Complex Paid to Trustees***
Rebecca Adamson** (Trustee)	$49,296	$7,275	$72,500
Richard L. Baird, Jr.** (Trustee & Chair)	$59,646	$19,418	$159,750
John Guffey, Jr.** (Trustee)	$50,809	$6,954	$132,750
Miles D. Harper, III** (Trustee)	$51,503	$51,503	$75,750
Joy V. Jones** (Trustee)	$51,902	$30,660	$76,360
Terrence J. Mollner, Ed.D** (Trustee)	$50,653	$12,663	$74,241
Sydney A. Morris** (Trustee)	$52,515	$3,882	$77,250

Name of Person, Position	Aggregate Compensation From Funds (Includes Pension or Retirement Benefits)	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Total Compensation From Funds and Fund Complex Paid to Trustees***
D. Wayne Silby, Esq.*,** (Trustee)	$54,545	$4,470	$134,150
John H. Streur* (Trustee & President)	$0	$0	$0
*Mr. Silby is an interested person of the Funds since he is a Director of the parent company of the Advisor. Mr. Streur is an interested person of the Funds since he is an Officer and Director of the Advisor and certain affiliates.
**Mses. Adamson, Jones, and Rev. Dr. Morris and Messrs. Baird, Guffey, Harper, Mollner and Silby have chosen to defer a portion of their compensation. As of September 30, 2015, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $228,163; $954,963; $116,608; $993,097; $557,424; $918,516; $71,516; and $1,003,799, for each of them, respectively.
***As of September 30, 2015, the Fund Complex consisted of forty (40) Funds, and as of January 31, 2016, forty-two (42) Funds.
Trustees not employed by the Advisor or its affiliates may elect to defer receipt of all or a percentage of their fees and deem such deferred amounts to be invested in any Calvert Fund through the Trustees’ Deferred Compensation Plan. Management believes this will have a negligible effect on each Fund’s assets, liabilities, net assets, and net income per share.

INVESTMENT ADVISOR

The Funds’ Investment Advisor is Calvert Investment Management, Inc. (“Calvert” or the “Advisor”), a subsidiary of Calvert Investments, Inc., which is a subsidiary of Ameritas Mutual Holding Company. Under the Investment Advisory Agreement with respect to the Funds, the Advisor provides investment advice to the Funds and oversees the day-to-day operations, subject to the supervision and direction of the Board. The Advisor provides the Funds with investment supervision and management, and office space; furnishes executive and other personnel to the Funds; and pays the salaries and fees of all Trustees who are employees of the Advisor or its affiliates. The Funds pay all their other respective administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; federal and state securities registration fees; salaries, fees and expenses of Trustees, executive officers and employees of the Funds, who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; shareholder meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.
Under the Investment Advisory Agreement, the Advisor receives no fee for providing investment advisory services to the Funds. The Advisor reserves the right to (i) waive all or a part of any fee; (ii) reimburse a Fund for expenses; and (iii) pay broker-dealers in consideration of their promotional or administrative services.

PORTFOLIO MANAGER DISCLOSURE

Additional information about each Fund’s Portfolio Managers, identified in the Prospectus of the Fund, is provided below.
A. Other Accounts Managed by Portfolio Managers of the Funds
The following Portfolio Managers of the Funds are also primarily responsible for day-to-day management of the portfolios of the other accounts indicated below. This information includes accounts managed by any group that includes the identified Portfolio Managers. The “Other Accounts” category includes accounts managed in each Portfolio Manager’s personal as well as professional capacities.
CALVERT CONSERVATIVE ALLOCATION FUND
Calvert: Joshua Linder, CFA

Accounts Managed (not including Calvert Conservative Allocation Fund) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	4	0	0
Total Assets in Other Accounts Managed	$947,907,017	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Calvert: John P. Nichols, CFA

Accounts Managed (not including Calvert Conservative Allocation Fund) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	$0	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Vishal Khanduja, CFA

Accounts Managed (not including Calvert Conservative Allocation Fund) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	10	0	0
Total Assets in Other Accounts Managed	$4,372,784,117	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Brian S. Ellis, CFA

Accounts Managed (not including Calvert Conservative Allocation Fund) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	2	0	0
Total Assets in Other Accounts Managed	$753,567,217	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
CALVERT MODERATE ALLOCATION FUND
Calvert: Joshua Linder, CFA

Accounts Managed (not including Calvert Moderate Allocation Fund) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	4	0	0
Total Assets in Other Accounts Managed	$860,997,676	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: John P. Nichols, CFA

Accounts Managed (not including Calvert Conservative Allocation Fund) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	$0	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Calvert: Vishal Khanduja, CFA

Accounts Managed (not including Calvert Conservative Allocation Fund) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	10	0	0
Total Assets in Other Accounts Managed	$4,372,784,117	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Brian S. Ellis, CFA

Accounts Managed (not including Calvert Conservative Allocation Fund) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	2	0	0
Total Assets in Other Accounts Managed	$753,567,217	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
CALVERT AGGRESSIVE ALLOCATION FUND
Calvert: Joshua Linder, CFA

Accounts Managed (not including Calvert Aggressive Allocation Fund) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	4	0	0
Total Assets in Other Accounts Managed	$980,173,766	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: John P. Nichols, CFA

Accounts Managed (not including Calvert Conservative Allocation Fund) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	$0	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
Calvert: Vishal Khanduja, CFA

Accounts Managed (not including Calvert Conservative Allocation Fund) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	10	0	0
Total Assets in Other Accounts Managed	$4,372,784,117	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0

Calvert: Brian S. Ellis, CFA

Accounts Managed (not including Calvert Conservative Allocation Fund) as of September 30, 2015	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	2	0	0
Total Assets in Other Accounts Managed	$753,567,217	$0	$0
Number of Other Accounts in which Advisory Fee is Based on Account’s Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account’s Performance	$0	$0	$0
B. Potential Conflicts of Interest in Managing the Funds and Other Accounts
The following describes material conflicts of interest, which may potentially arise in connection with the management of a Fund’s investments by the Portfolio Manager and that individual’s simultaneous management of the investments of any other accounts listed in this SAI. See “Other Accounts Managed by Portfolio Manager of the Funds” above.
Calvert: Joshua Linder, CFA; John P. Nichols, CFA; Vishal Khanduja, CFA; and Brian S. Ellis, CFA
Because the Portfolio Managers have responsibility for managing more than one account, potential conflicts of interest may arise. Those potential conflicts include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities, and such potential conflicts exist regarding management of the Funds and the underlying funds. The Portfolio Managers for the Funds and the underlying funds are aware of and abide by the Advisor’s trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. The Funds and the underlying funds rely on a pro rata allocation methodology that considers such factors as account size, investment objective, holdings, suitability and availability of cash for investment. In addition, performance dispersion among accounts employing similar investment strategies but with different fee structures is periodically examined by the Advisor to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows. Furthermore, because each Fund is a fund of funds that intends to invest exclusively in shares of underlying Calvert Funds, which are sold on a continuous basis, the Advisor does not anticipate conflicts with respect to the fair allocation of investment opportunities for the Funds.
C. Compensation of Portfolio Managers of the Funds
Set forth below are the structure of and method used to determine (1) the cash and non-cash compensation received by the Portfolio Managers from the Funds, the Advisor of the Funds, or any other sources with respect to management of the Funds, and (2) the cash and non-cash compensation received by the Portfolio Managers from any other accounts listed in this SAI. See “Other Accounts Managed by Portfolio Managers of the Funds” above.
Calvert: Joshua Linder, CFA; John P. Nichols, CFA; Vishal Khanduja, CFA; and Brian S. Ellis, CFA

Compensation with Respect to Management of Calvert Conservative Allocation Fund and Other Accounts as of September 30, 2015
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus (cash)	Calvert
Paid annually. Based on quantitative formula linked to one- and three-year corporate financial performance (i.e., net earnings) of Calvert Investments, Inc., parent of the Advisor; and one- and three-year performance of Funds overseen, relative to Fund benchmarks, and growth in Fund assets. Also based on qualitative factors, such as the ability to work well with other members of the investment team.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

Compensation with Respect to Management of Calvert Moderate Allocation Fund and Other Accounts as of September 30, 2015
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Base
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus (cash)	Calvert
Paid annually. Based on quantitative formula linked to one- and three-year corporate financial performance (i.e., net earnings) of Calvert Investments, Inc., parent of the Advisor; and one- and three-year performance of Funds overseen, relative to Fund benchmarks, and growth in Fund assets. Also based on qualitative factors, such as the ability to work well with other members of the investment team.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

Compensation with Respect to Management of Calvert Aggressive Allocation Fund and Other Accounts as of September 30, 2015
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Base
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus (cash)	Calvert
Paid annually. Based on quantitative formula linked to one- and three-year corporate financial performance (i.e., net earnings) of Calvert Investments, Inc., parent of the Advisor; and one- and three-year performance of Funds overseen, relative to Fund benchmarks, and growth in Fund assets. Also based on qualitative factors, such as the ability to work well with other members of the investment team.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A
D. Securities Ownership of the Portfolio Managers of the Funds
With respect to the Portfolio Managers identified in the Prospectus, the following information sets forth each Portfolio Manager’s beneficial ownership of securities as of September 30, 2015 in the Funds. Those securities were valued as of September 30, 2015. (Specified ranges: none; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000.)

Fund	Firm	Name of Portfolio Manager	Fund Ownership
Calvert Conservative Allocation Fund	Calvert	Joshua Linder, CFA	None
		John P. Nichols, CFA	None
		Vishal Khanduja, CFA	None
		Brian S. Ellis, CFA	None
Calvert Moderate Allocation Fund	Calvert	Joshua Linder, CFA	None
		John P. Nichols, CFA	None
		Vishal Khanduja, CFA	None
		Brian S. Ellis, CFA	None
Calvert Aggressive Allocation Fund	Calvert	Vishal Khanduja, CFA	None
		Joshua Linder, CFA	None
		John P. Nichols, CFA	None
		Brian S. Ellis, CFA	None

ADMINISTRATIVE SERVICES AGENT

Calvert Investment Administrative Services, Inc. (“CIAS”), an affiliate of the Advisor, has been retained by each Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CIAS receives an annual administrative service fee of 0.15% (as a percentage of average daily net assets) payable monthly for Class A and C of each Fund. Effective February 1, 2016, the annual administrative service fee is 0.12% (as a percentage of average daily net assets) payable monthly.
The following chart shows the administrative fees paid to CIAS by the Funds for the past three fiscal years:

	2013	2014	2015
Calvert Conservative Allocation Fund	$121,563	$163,893	$198,664
Calvert Moderate Allocation Fund	$235,709	$295,699	$342,798
Calvert Aggressive Allocation Fund	$112,773	$139,512	$164,162

METHOD OF DISTRIBUTION

Calvert Investment Distributors, Inc. ("CID") is the principal underwriter and distributor for the Funds. CID is an affiliate of the Advisor. Under the terms of its underwriting agreement with the Funds, CID markets and distributes the Funds' shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.
Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted Distribution Plans (“Plans”), which permit the Funds to pay certain expenses associated with the distribution and servicing of shares. Such expenses for Class A shares may not exceed, on an annual basis, 0.35% of the Funds’ respective average daily net assets. However, the Board has determined that, until further action by the Board, no Fund shall pay Class A distribution expenses in excess of 0.25% of Class A Shares’ average daily net assets.
Expenses under the Funds’ Class C Plans may not exceed, on an annual basis, 1.00% of the Funds’ respective Class C average daily net assets. Class A Plans reimburse CID only for expenses it incurs, while the Class C Plans compensate CID at a set rate regardless of CID’s expenses. Plan expenses may be spent for advertising, printing and mailing of prospectuses to persons who are not already Fund shareholders, and compensation to broker/dealers, underwriters, and salespersons.
Each Fund’s Plans were approved by the Board, including the Trustees who are not “interested persons” of the Fund (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Trustees who are not interested persons of the Funds are committed to the discretion of such Independent Trustees. In establishing the Plans, the Trustees considered various factors including the amount of the distribution expenses. The Trustees determined that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders, including through economies of scale at higher asset levels, better investment opportunities and more flexibility in managing a growing portfolio.
The Plans may be terminated by vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the affected class of each Fund. Any change in the Plans that would materially increase the distribution cost to a Fund requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Trustees, including a majority of the Independent Trustees as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by: (i) the vote of a majority of the Trustees who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board.
As noted above, distribution and shareholder servicing expenses are paid to broker/dealers through sales charges (paid by the investor) and 12b-1 Plan expenses (paid by the Funds as part of the annual operating expenses). In addition to these payments, the Advisor, CID and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Funds. The Advisor, CID and/or their affiliates have agreed to pay certain firms compensation based on sales of Fund shares or on assets held in those firms’ accounts for their marketing, distribution, and shareholder servicing of Fund shares, above the usual sales charges, distribution and service fees. In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program. This list may be changed from time to time. As of December 31, 2015, the Advisor, CID and/or their affiliates had special arrangements regarding one or more Calvert Funds with the following firms: Ameriprise Financial Services, Ameritas Life Insurance Corp., Charles Schwab & Co.,

Inc., CUSO, First Ameritas Life Insurance Corp., LPL Financial Services, Merrill Lynch, Morgan Stanley, Pershing, Raymond James, Thrivent Financial for Lutherans, UBS Financial Services and Wells Fargo Advisors.
Where payments are being made to a broker/dealer to encourage sales of Fund shares, the broker/dealer has an incentive to recommend Fund shares to its customers. Neither the Advisor nor any Subadvisor uses Fund brokerage to compensate broker/dealers for the sale of Fund shares.
The Funds have entered into an agreement with CID as principal underwriter. CID makes a continuous offering of the Funds’ securities on a “best efforts” basis. Under the terms of the agreement, CID is entitled to receive a distribution fee and a service fee from the Funds based on the average daily net assets of each Fund’s respective classes. These fees are paid pursuant to the Funds’ Plan. Total Plan Expenses paid to CID by the Funds for the fiscal year ended September 30, 2015 were:

	Class A	Class C
Calvert Conservative Allocation Fund	$260,464	$282,568
Calvert Moderate Allocation Fund	$469,890	$405,764
Calvert Aggressive Allocation Fund	$232,944	$162,638
For the fiscal year ended September 30, 2015, the Funds’ Plan expenses for Classes A and C were spent for the following purposes:

Calvert Conservative Allocation Fund	Class A	Class C
Compensation to broker/dealers	$260,464	$208,083
Compensation to sales personnel	$0	$0
Advertising	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0
Compensation to underwriters	$0	$74,486
Interest, financing charges	$0	$0
Other	$0	$0

Calvert Moderate Allocation Fund	Class A	Class C
Compensation to broker/dealers	$469,890	$320,535
Compensation to sales personnel	$0	$0
Advertising	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0
Compensation to underwriters	$0	$85,229
Interest, financing charges	$0	$0
Other	$0	$0

Calvert Aggressive Allocation Fund	Class A	Class C
Compensation to broker/dealers	$232,944	$118,210
Compensation to sales personnel	$0	$0
Advertising	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0
Compensation to underwriters	$0	$44,429
Interest, financing charges	$0	$0
Other	$0	$0

Class A shares of each Fund are offered at NAV plus a front-end sales charge as follows:

Amount of Investment	As a % of offering price	As a % of net amount invested	Allowed to Brokers As a % of Offering price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%
CID receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers. The aggregate amount of sales charges (gross underwriting commissions) and, for Class A only, the net amount retained by CID (i.e., not reallowed to dealers) for the last three fiscal years were:

Fiscal Year	2013		2014		2015
Class A	Gross	Net	Gross	Net	Gross	Net
Calvert Conservative Allocation Fund	$146,421	$63,640	$113,894	$59,214	$134,187	$73,505
Calvert Moderate Allocation Fund	$283,784	$102,969	$319,575	$125,727	$325,448	$127,008
Calvert Aggressive Allocation Fund	$137,061	$45,189	$172,844	$69,662	$205,582	$72,952

Class C	2013	2014	2015
Calvert Conservative Allocation Fund	$2,341	$2,457	$5,002
Calvert Moderate Allocation Fund	$1,693	$5,762	$3,063
Calvert Aggressive Allocation Fund	$604	$1,848	$2,553
Directors/Trustees and certain other affiliated persons of the Funds are exempt from sales charges since the distribution costs are minimal to persons already familiar with the Funds. Specifically, there is no sales charge on shares of any Calvert Fund sold to or constituting the following:

•
current or retired Directors, Trustees, or Officers of the Calvert Funds or Calvert and its affiliates; employees of Calvert and its affiliates; or their family members (family members include a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts and estates on which such persons are signatories); and

•	directors, officers, and employees of any subadvisor for the Calvert Funds, employees of broker/dealers distributing the Fund’s shares and family members of the subadvisor, or broker/dealer.
Other groups (e.g., group retirement plans) are exempt from the Class A sales charges due to economies of scale in distribution. See the Prospectus for additional share purchase information.

TRANSFER AND SHAREHOLDER SERVICING AGENTS

Boston Financial Data Services, Inc. (“BFDS”), a subsidiary of State Street Bank & Trust Company, N.A., has been retained by the Funds to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.
Calvert Investment Services, Inc. (“CIS”), a subsidiary of Calvert Investments, Inc., has been retained by the Funds to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts.
For these services, BFDS receives a fee based on the number of shareholder accounts and transactions, while CIS receives a fee based on the asset class (fixed income and equities) and the resources necessary to support the various services each asset class requires. CIS may contract with subagents, at the Funds’ expense, to provide recordkeeping and subaccounting services to the Funds. The following chart shows the shareholder servicing fees paid to CIS by the Funds for the past three fiscal years:

	2013	2014	2015
Calvert Conservative Allocation Fund	$18,264	$17,798	$20,369
Calvert Moderate Allocation Fund	$48,502	$45,034	$48,690
Calvert Aggressive Allocation Fund	$32,736	$31,972	$34,865

PORTFOLIO TRANSACTIONS

The Funds intend to invest primarily in shares of underlying Calvert Funds by purchasing Class I shares of the underlying funds. The Funds will purchase and sell these securities by dealing directly with the issuer – i.e., the underlying Calvert Fund. To the extent the Funds invest in securities other than the underlying Calvert Funds, the Funds’ Advisor may place orders with broker-dealers for these portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Fixed income securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.
Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Funds’ Advisor makes investment decisions and selects brokers and dealers under the direction and supervision of the Board.
Broker/dealers who execute transactions on behalf of the Funds are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Advisor’s obligation to seek best execution. The Funds have adopted a policy that prohibits the Advisor from using Fund brokerage to compensate broker/dealers for promotion or sale of Fund shares. None of the Funds paid brokerage commissions in the last three fiscal years.
The Funds’ Advisor selects brokers on the basis of best execution. In some cases they select brokers that provide research and research-related services to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis.
If, in the judgment of the Advisor, the Funds or other accounts managed by it will be benefited by supplemental research services, it is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Funds as well as other Calvert funds and managed accounts.
For the fiscal year ended September 30, 2015, the Advisor received no soft-dollar credits for brokerage transactions for any of the Funds.
As of September 30, 2015, the Funds did not hold securities of their “regular broker-dealers” (as defined in the 1940 Act) or of the parents of those broker-dealers.
The portfolio turnover rates for the past two fiscal years are as follows:

	2014	2015
Calvert Conservative Allocation Fund	17%	8%
Calvert Moderate Allocation Fund	10%	8%
Calvert Aggressive Allocation Fund	15%	10%

PORTFOLIO HOLDINGS DISCLOSURE

The Funds and the underlying funds have adopted a Portfolio Holdings Disclosure Policy (“Disclosure Policy”) that is designed to prevent the inappropriate disclosure of or the misuse of non-public information regarding a Fund’s portfolio holdings.
Publicly Available Portfolio Holdings
Information regarding a Fund’s portfolio holdings is publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day when such information is posted on the www.calvert.com website. This information may be a Fund’s complete portfolio holdings, such as those disclosed in its Semi-Annual or Annual Reports and filed with the SEC on Form N-CSR or in its quarterly holding reports filed with the SEC on Form N-Q after a Fund’s first and third quarters. A Fund’s portfolio holdings are available on the www.calvert.com website 10 business days after each month-end (quarter-end for fixed-income funds). From time to time, a Fund may disclose on www.calvert.com whether it holds a particular security, in response to media inquiries. A Fund’s publicly available portfolio holdings may be provided to third parties without prior approval under the Disclosure Policy.
Non-Public Portfolio Holdings
The Fund’s Disclosure Policy, as described generally below, allows the disclosure of a Fund’s non-public portfolio holdings for the Fund’s legitimate business purposes, subject to certain conditions, to: (1) rating and ranking organizations; (2) certain service providers; and (3) certain other recipients. Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.
Subject to approval from the Legal Department of Calvert Investments, Inc., a representative from the Administrator may provide a Fund’s non-public portfolio holdings to a recognized rating and ranking organization, without limitation, on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to a written agreement requiring confidentiality and prohibiting the use of the information for trading.
A service provider or other third party that receives information about a Fund’s non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings, without limitation, on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to a written agreement requiring confidentiality and prohibiting the use of the information for trading.
A Fund’s partial or complete portfolio holdings may be disclosed to certain other recipients, current and prospective shareholders of the Funds and current and prospective clients of the Advisor, provided that: (1) the recipient makes a specific request to an authorized individual in the Legal Department of Calvert Investments, Inc. (“Authorized Individual”); (2) the Authorized Individual determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient; (3) the recipient signs a confidentiality agreement that provides that the non-public portfolio holdings will be kept confidential, may not be used to trade, and may not be disseminated or used for any purpose other than the purpose approved by the Authorized Individual. The Disclosure Policy further provides that, in approving a request, the Authorized Individual considers the recipient’s need for the relevant holdings information, whether the disclosure will benefit the Fund, or, at a minimum, not harm the Fund, and what conflicts may result from such disclosures.
Under the Disclosure Policy, neither a Fund, the Advisor nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Fund’s non-public portfolio holdings. The Disclosure Policy is subject to annual review by the Fund’s Board. The Fund’s Board shall also receive annual reports from Fund management on those entities to whom such disclosure has been made.
Ongoing Arrangements
The following is a list of those entities to whom information about the Funds’ non-public portfolio securities is made available and the frequency at which the information is provided, including the identity of the persons who receive information pursuant to such arrangements. In all such cases, disclosure is made subject to a written confidentiality agreement, which may include provisions preventing use of the information to trade.

Name of Entity	Information Provided	Frequency Provided
Barclays Capital	Portfolio Holdings	Daily
Barra	Portfolio Holdings	Daily
Bloomberg	Portfolio Holdings	Daily
Charles River Systems	Portfolio Holdings	Daily
FactSet	Portfolio Holdings	Daily
HC Asset Management	Portfolio Holdings	Quarterly
Institutional Shareholder Services	Portfolio Holdings	Quarterly
KPMG LLP	Portfolio Holdings	Annually
Morningstar	Portfolio Holdings	Monthly
State Street Bank and Trust	Portfolio Holdings	Daily
Thomson Reuters/Lipper	Portfolio Holdings	Monthly

PERSONAL SECURITIES TRANSACTIONS

The Funds, their Advisor, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits the investment personnel of the Advisor to invest in securities that may be purchased or held by the Fund. The Code of Ethics contains certain conditions such as preclearance of personal securities transactions and restrictions on use of material nonpublic information.

PROXY VOTING DISCLOSURE

Please refer to Appendix A of this SAI for the Global Proxy Voting Guidelines For Calvert Family of Funds. The Guidelines include the policies and procedures that the Funds use in determining how to vote proxies relating to Portfolio securities, as well as when a vote presents a possible conflict of interest between the interests of Fund shareholders, and those of a Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter.

PROCESS FOR DELIVERING SHAREHOLDER COMMUNICATIONS TO
THE BOARD OF TRUSTEES

Any shareholder who wishes to send a communication to the Board of Trustees of the Funds should send the communication to the attention of the Fund’s Secretary at the following address:
Calvert Funds
Attn: [Name of Fund] Secretary
4550 Montgomery Avenue
Bethesda, Maryland 20814
All communications should state the specific Calvert Fund to which the communication relates. After reviewing the communication, the Fund’s Secretary will forward the communication to the Board.
In its function as a nominating committee, the Governance Committee of each Board will consider any candidates for vacancies on the Board from any shareholder of a Fund who has held his or her shares for at least five years. Shareholders of a Fund who wish to nominate a candidate to the Board of the Fund must submit the recommendation in writing to the attention of the Fund’s Secretary at 4550 Montgomery Avenue, Bethesda, MD 20814. The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee. A shareholder wishing to recommend to the Governance Committee of a Fund a candidate for election as a Trustee may request the Fund’s Policy for the Consideration of Trustee Nominees by contacting the Fund’s Secretary at the address above.
If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Fund’s Board, the communication should be specifically addressed to such individual Trustee or Committee and sent in care of the Fund’s Secretary at the address above. Communications to individual Trustees or to a Committee sent in care of the Fund’s Secretary will be forwarded to the individual Trustee or to the Committee, as applicable.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN

KPMG LLP serves as the independent registered public accounting firm for the Funds. State Street Bank & Trust Company, N.A., serves as custodian of the Funds’ investments. The custodian has no part in deciding the Funds’ investment policies or the choice of securities that are to be purchased or sold for the Funds.

GENERAL INFORMATION

Calvert Social Investment Fund (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust on December 14, 1981. The Funds are diversified series of the Trust. Calvert Conservative Allocation Fund and Calvert Moderate Allocation Fund each commenced operations on April 29, 2005. Calvert Aggressive Allocation Fund commenced operations on June 30, 2005. The Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.
Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. The Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and the Calvert Aggressive Allocation Fund each offer Class A and C. Each class represents interests in the same portfolio of investments but, as further described in the prospectuses, each class is subject to differing sales charges and expenses, resulting in differing net asset values and distributions. Upon liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.
The Funds are not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own, except that matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class(es).
The Funds enter into contractual arrangements with various parties, including, among others, the Advisor, who provide services to the Funds. Shareholders of the Funds are not parties to, or third-party beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders of the Funds.
Neither this SAI, the Prospectus nor any document filed as an exhibit to the Funds’ registration statement is intended to give rise to any agreement or contract between a Fund and any shareholder, or give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 1, 2016, to the Funds’ knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the class of the Funds as shown:

Portfolio/Fund Name
Name and Address	% of Ownership

Calvert Conservative Allocation Fund
American Enterprise Investment Services, Inc.	11.56% of Class A
Minneapolis, MN

Pershing, LLC	7.55% of Class A
Jersey City, NJ
American Enterprise Investment Services, Inc.	12.61% of Class C
Minneapolis, MN

MLPF&S	10.77% of Class C
For the Sole Benefit of its Customers
Jacksonville, FL

Raymond James	10.32% of Class C
Omnibus for Mutual Funds
St. Petersburg, FL

First Clearing, LLC	8.54% of Class C
Special Custody Acct for the Exclusive Benefit of Customers
Saint Louis, MO

Pershing, LLC	7.89% of Class C
Jersey City, NJ

Calvert Moderate Allocation Fund
American Enterprise Investment Services, Inc.	7.41% of Class A
Minneapolis, MN

Pershing, LLC	6.66% of Class A
Jersey City, NJ

Pershing, LLC	10.72% of Class C
Jersey City, NJ

MLPF&S	8.89% of Class C
For the Sole Benefit of its Customers
Jacksonville, FL

American Enterprise Investment Services, Inc.	8.30% of Class C
Minneapolis, MN

First Clearing, LLC	7.79% of Class C
Special Custody Acct for the Exclusive Benefit of Customers
Saint Louis, MO

LPL Financial	5.33% of Class C
San Diego, CA

Calvert Aggressive Allocation Fund
American Enterprise Investment Services, Inc.	11.52% of Class A
Minneapolis, MN

Pershing, LLC	9.09% of Class A
Jersey City, NJ

American Enterprise Investment Services, Inc.	10.57% of Class C
Minneapolis, MN

First Clearing, LLC	8.49% of Class C
Special Custody Acct for the Exclusive Benefit of Customers
Saint Louis, MO

Pershing, LLC	8.17% of Class C
Jersey City, NJ

MLPF&S	5.87% of Class C
For the Sole Benefit of its Customers
Jacksonville, FL

FUND SERVICE PROVIDERS

INVESTMENT ADVISOR
Calvert Investment Management, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
SHAREHOLDER SERVICING AGENT
Calvert Investment Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
PRINCIPAL UNDERWRITER
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
ADMINISTRATIVE SERVICES AGENT
Calvert Investment Administrative Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
TRANSFER AGENT
Boston Financial Data Services, Inc.
330 West 9th Street
Kansas City, Missouri 64105
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
1601 Market Street
Philadelphia, Pennsylvania 19103
CUSTODIAN
State Street Bank & Trust Company, N.A.
225 Franklin Street
Boston, MA 02110

APPENDIX A

GLOBAL PROXY VOTING GUIDELINES
FOR
CALVERT FAMILY OF FUNDS
I. INTRODUCTION
Calvert believes that sound corporate governance and overall corporate sustainability and social responsibility characterize healthy corporations. A well-governed, sustainable and socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment). In our view, companies that combine good governance and corporate sustainability and social responsibility are better positioned for long-term success.

•
Long-Term Value. Responsible, healthy companies focus on long-term value creation that align the interests of management with those of shareowners and other stakeholders. Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term. A focus on long-term value creation also increases the relevance of companies’ environmental management, treatment of workers and communities, and other sustainability and social responsibility factors. Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term. Calvert’s proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

•
Accountability. Management of a company must be accountable to the board of directors; the board must be accountable to the company’s shareowners; and the board and management together must be accountable to the stakeholders. Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers. Certain other governance structures are well suited to manage this accountability: independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners. Calvert’s proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.

•
Sustainability. Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time. Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation. For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices. Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses. Calvert’s proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders. In our view, Good Governance + Sustainability and Social Responsibility = Corporate Responsibility.
On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines (“the Guidelines”). The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies. There also may be instances when the Advisor votes the Funds’ shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds’ shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds’ investment objectives and social goals. To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section IV below.

When support for or opposition to a proxy proposal as described below is qualified with the term, “ordinarily,” this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.
When support for or opposition to a proxy proposal is qualified by the expression, “on a case by case basis,” this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.
When we use the term, “shareholder,” we are referring to Calvert’s mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines. When we use the term, “shareowner,” we are referring to the equity owners of stock in publicly traded corporations.
Calvert appreciates that issues brought to shareholders may change over time, as both investors’ concerns and rules governing inclusion of specific items in corporate proxies change. Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Guidelines to be both general enough and sufficiently flexible to adapt to such changes. Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Fund’s Guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.
Calvert’s proxy voting record is available on the Funds’ web site, www.calvert.com, and on the Securities and Exchange Commission’s website at www.sec.gov.
II. CORPORATE GOVERNANCE
A. Board and Governance Issues
The board of directors (“the board”) is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company’s relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board’s fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.
One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.
Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance, but not so great as to constitute a controlling or significant interest.
Because the board’s ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it is beneficial for the Chair of the board to be an independent director.
Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture, age and geography. Calvert believes that in an increasingly complex global marketplace, the ability to draw on a wide range of viewpoints, backgrounds, skills, and experience is critical to a company’s success. Corporate diversity helps companies increase the likelihood of making the right strategic and operational decisions, contributes to a more positive public image and reputation, and catalyzes efforts to recruit, retain, and promote the best people, including women and minorities.
Private companies may take some time to achieve an adequate balance of diversity and independence on their boards. Therefore, for private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.
Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.
The board should periodically evaluate its performance, the performance of its various committees, and the performance of individual board members in governing the corporation.

Board Independence

•	The Fund advisor will oppose slates of directors without at least a majority of independent directors.

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The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

•	The Fund advisor will oppose non-independent directors candidates nominated to the audit, compensation and/or nominating committees.

•	The Fund advisor will support proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.
Board Diversity

•	The Fund advisor will oppose slates of directors that result in a board that does not include gender, racial and diversity of perspective.

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The Fund advisor may oppose individual director candidates or slates of directors if the board fails to include the necessary breadth and depth of relevant skills, experience and background to ensure adequate oversight of company management.

•	The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.
Board Accountability

•	The Fund advisor will oppose slates of directors in situations where the company failed to take action on shareowner proposals that were approved by the majority of votes cast in the prior year.

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The Fund advisor will oppose directors if at the previous board election, any director received more than 50 percent opposition (based on shares cast) and the company failed to address the underlying issues that caused the high opposition.

•	The Fund advisor will oppose directors if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency approved by shareholders.

•	The Fund advisor will oppose directors when the company’s poison pill has a “dead-hand” or “modified dead-hand” feature.

•	The Fund advisor will oppose directors if the board adopts a poorly structured poison pill without shareholder approval.

•	The Fund advisor will oppose directors if the board makes a material adverse change to an existing poison pill without shareholder approval.

•	The Fund advisor will evaluate on a case-by-case basis and potentially oppose director nominees for Environment, Social, and Governance (ESG) failures.

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The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

•	The Fund advisor will oppose directors who sit on more than four public company boards and oppose directors who serve as CEO and sit on more than two additional boards.
Board Committee on Sustainability/Corporate Social Responsibility Issues
Shareholders have filed binding resolutions seeking the creation of a board committee dedicated to long term strategic thinking and risk management of sustainability issues including environment, human rights, diversity and others. While we believe all directors should be informed and active on sustainability issues, we do see the value of a focused sustainability committee.

•	The Fund advisor will ordinarily support the creation of a board level committee on sustainability/corporate social responsibility issues.
Limitations, Director Liability and Indemnification
Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards.

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The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Limit Directors’ Tenure
Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there are other mechanisms such as voting against or withholding votes during the election of directors, which shareholders can use to voice their opposition to certain candidates. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

•	The Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

•	The Fund advisor will oppose incumbent nominating committee board members where average board tenure is 12 years or greater and the company exhibits a record of poor performance.
Director Stock Ownership
Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance. For example, limiting board service only to those who can afford to purchase shares or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

•	The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

•	The Fund advisor will oppose excessive awards of stock or stock options to directors.
Director Elections
Contested Election of Directors
Contested elections of directors frequently occur when a board or shareholder nominated candidate or slate runs for the purpose of seeking a significant change or improvement in corporate policy, control, or structure. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

•	The Fund advisor will evaluate director nominees on case-by-case basis in contested election of directors.
Classified or Staggered Boards
On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners.

•	The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.
Majority Vote Standard
A majority voting standard allows shareholders with a majority of votes in favor or against determine the election of board nominees. Currently, most board elections are uncontested and allow directors to be elected with a plurality of votes. Calvert believes majority voting increases director accountability to shareholders, as directors recognize shareholders have a voice in the election process.

•	The Fund advisor will generally support both precatory and binding resolutions seeking to establish a majority vote standard.
Cumulative Voting
Cumulative voting allows shareowners to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

•	The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.
Shareholder Rights
Supermajority Vote Requirements
Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

•	The Fund advisor will ordinarily oppose supermajority vote requirements.
Shareowner Access to Proxy
Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners - whom directors are supposed to represent - are deprived of the same right. We support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

•	The Fund advisor will ordinarily support proposals for shareowner access to the proxy ballot.
Restrictions on Shareowners Acting by Written Consent
Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

•	The Fund advisor will ordinarily oppose proposals to restrict, limit or eliminate the right of shareowners to act by written consent.

•	The Fund advisor will ordinarily support proposals to allow or facilitate shareowner action by written consent.
Restrictions on Shareowners Calling Meetings
It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

•	The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings; as such, restrictions limit the right of shareowners to participate in governance.
Dual or Multiple Classes of Stock
In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners - often a majority of shareowners - to exercise influence over the governance of the corporation. This approach in turn diffuses directors’ incentives to exercise appropriate oversight and control over management.

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The Fund advisor will ordinarily oppose proposals to create dual classes of stock. However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

•	The Fund advisor will ordinarily support proposals to recapitalize stock such that each share is equal to one vote.
Ratification of Auditor and Audit Committee
The annual shareholder ratification of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. Further, Calvert recognizes the critical responsibilities of the audit committee and its members including the oversight of financial statements and internal reporting controls.

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The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when fees for non-audit consulting services exceed 25% of all fees or in any other case where the advisor determines that the independence of the auditor may be compromised.

•	The Fund advisor will ordinarily support proposals to adopt a policy to ensure that the auditor will only provide audit services to the company and not provide other services.

•	The Fund advisor will ordinarily support proposals that set a reasonable mandatory rotation of the auditor (at least every five years).

•	The Fund advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.
In a number of countries companies routinely appoint internal statutory auditors.

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The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

•	The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.
Audit Committee

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The Fund advisor will ordinarily oppose members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees or in any other case where the advisor determines that the independence of the auditor may be compromised.

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The Fund advisor will ordinarily oppose members of the audit committee at companies with ineffective internal controls, considering whether the company has a history of accounting issues, or significant recent problems, and the board’s response to them

Transparency and Disclosure
International corporate governance is constantly changing and there have been waves of development of governance codes around the world. The common thread throughout all of these codes is that shareowners want their companies to be transparent.

•	The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.

•	The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.

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The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

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The Fund advisor will ordinarily support proposals that call for disclosure of corporate governance codes and structures, including efforts to mitigate risk and promote a compliance-oriented corporate culture.

•	The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.

•	The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.
B. Executive and Employee Compensation
Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership. Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on compensation plans and strategy.
There are many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. The structure of these compensation plans often determines the level of alignment between management and shareowner interests. Calvert stresses the importance of pay-for-performance, where executive compensation is linked to clearly defined and rigorous criteria. These executives should not only enjoy the benefits when the company performs well, but boards should ensure executives are accordingly penalized when they are unable to meet established performance criteria.
Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

Disclosure of CEO, Executive, Board and Employee Compensation

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The Fund advisor will ordinarily support proposals requesting companies disclose compensation practices and policies—including salaries, option awards, bonuses, and restricted stock grants—of top management, Board of Directors, and employees.

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The Fund advisor will ordinarily support proposals requesting that companies disclose links between firm financial performance and annual compensation packages of top management, Board of Directors, and employees.

CEO and Executive Compensation

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The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e., during times of financial strains or underperformance).

•	The Fund advisor will support proposals seeking to establish an annual shareholder advisory vote on compensation.

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The Fund advisor will ordinarily oppose proposals seeking shareholder ratification of the company’s executive officers’ compensation (also known as an Advisory Vote on Compensation) if executive risks and rewards are not aligned with the interests of shareowners and the long-term performance of the corporation.

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The Fund advisor will ordinarily oppose compensation proposals if the plan lacks a sufficient connection to performance, or lacks adequate disclosure, or contains features that are considered to be problematic or clearly deviate from best market practice without adequate justification.

Compensation Committee

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The Fund advisor may oppose members of the compensation committee and potentially the full board when it is determined they have approved compensation plans that are deemed excessive or have not amended their policies in response to shareholder concern.

Executive & Employee Stock Option Plans

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value.

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The Fund advisor will ordinarily oppose proposals to approve stock option plans that do not contain provisions prohibiting automatic re-pricing, unless such plans are indexed to a peer group or other measurement so long as the performance benchmark is predetermined prior to the grant date and not subject to change retroactively.

•	The Fund advisor will examine and ordinarily oppose proposals for re-pricing of underwater options.

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

•	The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing be submitted for shareholder approval.

•	The Fund advisor will ordinarily oppose proposals to approve stock option plans with “evergreen” features, reserving a specified percentage of stock for award each year with no termination date.

•	The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

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The Fund advisor will support proposals to approve Employee Stock Ownership Plans (ESOPs) created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

Expensing of Stock Options
Calvert’s view is that the expensing of stock options gives shareholders valuable additional information about companies’ financial performance, and should therefore be encouraged.

•	The Fund advisor will ordinarily support proposals requesting that companies expense stock options.
Pay Equity

•	The Fund advisor will support proposals requesting that management provide a pay equity report.

Ratio between CEO and Worker Pay

•	The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.

•	The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum limit on executive compensation.
Executive Compensation Tie to Non-Financial Performance

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The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other sustainability and/or corporate social responsibility-related issues.

Severance Agreements
Severance payments are compensation agreements that provide for top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts. Calvert believes boards should allow shareholders the ability to ratify such severance or change in control agreements to determine if such awards are excessive and unnecessary.

•	The Fund advisor will support proposals providing shareowners the right to ratify adoption of severance or change in control agreements.

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The Fund advisor will examine and vote on a case-by-case basis severance or change in control agreements, based upon an evaluation of the particular agreement itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

•	The Fund advisor will oppose the election of compensation committee members who approve severance agreements that are not ratified by shareowners.
C. Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring
Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.
Considering the Non-Financial Effects of a Merger Proposal
Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.

•	The Fund advisor will support proposals that consider non-financial impacts of mergers.

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The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company’s social, environmental, and governance performance.

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The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses or that pose other potential financial, social, or environmental risks or liabilities.

Opt-Out of State Anti-takeover Law
Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

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The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

Charter and By-Laws
There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

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The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or by-laws, and may support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility/sustainability underlying these Guidelines.

Reincorporation
Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights. Finally, changes in state law have made reincorporating in certain locations more or less favorable to governance issues such as shareholder rights.

•	The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

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The Fund advisor will review on a case-by-case basis proposals to reincorporate for improvements in governance structure and policies (such as reincorporating in states like North Dakota, with shareholder friendly provisions).

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The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Common Stock Authorization
Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

•	The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

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The Fund advisor will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

Blank Check Preferred Stock
Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

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The Fund advisor will ordinarily oppose the creation of blank check preferred stock. In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Poison Pills
Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

•	The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

•	The Fund advisor will ordinarily oppose poison pills or shareowner rights plans.

Greenmail
Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares. This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareowners.

•	The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.
III. CORPORATE SUSTAINABILITY AND SOCIAL RESPONSIBILITY
A. Sustainability Reporting
The global economy of the 21st century must find ways to encourage new approaches to wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models. In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and corporate responsibility. Investors increasingly see financial materiality in corporate management of environmental, social and governance issues. Producing and disclosing a sustainability report demonstrates that a company is broadly aware of business risks and opportunities and has established programs to manage its exposure. As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines. There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting guidelines.

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The Fund advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.

•	The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.
B. Environment
All corporations have an impact on the environment. A company’s environmental policies and performance can have a substantial effect on the firm’s financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company’s overall environmental footprint.

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The Fund advisor will ordinarily support proposals to reduce negative environmental impacts and a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.

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The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareowner value.

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The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling or waste management efforts, to increase recycling efforts, or to adopt a formal recycling policy.

Ceres Principles
The Coalition for Environmentally Responsible Economies (Ceres), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The Ceres Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment. Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the Ceres Principles; or 2) produce a report addressing management’s response to each of the points raised in the Ceres Principles.

•	The Fund advisor will support proposals requesting that a company become a signatory to the Ceres Principles.
Climate Change Mitigation
Shareholder initiatives on climate change have focused on companies that contribute materially to climate change. Increasingly, corporations in a wide variety of industries are facing shareowner proposals on climate change as shareowners recognize that companies can take cost-effective—and often cost-saving—steps to reduce energy use that contribute to climate change. Initiatives have included proposals requesting companies to disclose information, using various guidelines. This includes information about the company’s impact on climate change, policies and targets for reducing greenhouse gas emissions, increasing energy efficiency, and substituting renewable energy resources for fossil fuels.

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The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.

•	The Fund advisor will support proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

•	The Fund advisor will support proposals seeking an assessment of a company’s impact on financed emissions through their operations, lending, and borrowing activities.
Climate Change Adaptation
Shareholder initiatives on climate change may also focus on companies that are particularly at risk from disruptions due to climate change. Companies may face physical risk in operations or in the supply chain, or price shocks or disruptions of key raw materials, or other impacts. Initiatives have included proposals that request companies to disclose these potential risks and detail measures taken to understand and mitigate risks.

•	The Fund advisor will support proposals seeking the preparation of a report on the company’s risks due to climate change.

•	The Fund advisor will support proposals seeking disclosure of the company’s plans to adapt to climate change.
Chemical and Other Global Sustainability Concerns
In the absence of truly effective regulation, it is largely up to companies to manage (and disclose information concerning) the use of harmful chemicals in the products we encounter every day. Shareholder initiatives with companies may focus on other planetary boundaries and global sustainability concerns and risks (not mentioned elsewhere in this section) as defined by the Stockholm Resilience Center. Such initiatives may include information about the company’s impact on atmospheric aerosol loading, ozone depletion, and other impacts on our Earth’s atmosphere; nitrogen and phosphorus use; and chemical pollution and dispersion globally.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to atmospheric aerosol loading, ozone depletion, and other impacts on our Earth’s atmosphere.

•	The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to nitrogen and phosphorus use.

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The Fund advisor will support proposals seeking the preparation of a report on a company’s operations and products impacts on chemical pollution and dispersion globally, including dispersion of chemicals and plastics globally throughout global ecosystems, and other associated risks.

Water
Proposals may be filed that ask a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain and the company’s operations, including subsidiaries and water user partners. Such proposals may also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities or ecosystems globally, including open ocean, near-shore ocean, coastal, freshwater, and aquifer impacts, including any broad hydrological system impacts.

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The Fund advisor will support proposals seeking the preparation of a report on a company’s risks linked to water use or impacts to water, including but not limited to water quality and ocean acidification.

•	The Fund advisor will support proposals seeking the adoption of programs and policies that enhance access and affordability to safe drinking water and sanitation.
Environmental Justice
Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, Indigenous Peoples and other marginalized groups. For example, companies will sometimes locate environmentally damaging operations in poor communities or in developing countries where poor or Indigenous Peoples have little or no voice in political and economic affairs.

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The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.

•	The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.
Land-Use Change / Biodiversity Conservation/GMOs
Companies should disclose information regarding company policies, programs and performance indicators related to land-use change such as deforestation and degradation, agriculture, and biodiversity conservation.

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The Fund advisor will support proposals requesting greater transparency on companies’ biodiversity impacts of supply chain, energy usage, waste stream, products’ usage, products’ end of life, and associated risks.

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The Fund advisor will support proposals requesting greater transparency on companies’ land-use changes, including deforestation and degradation and agriculture impacts from their supply chain, energy usage, waste stream, products’ usage, products’ end of life, and associated risks.

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The Fund advisor will support proposals requesting greater transparency on companies’ GMOs impacts from their supply chain, energy usage, waste stream, products’ usage, products’ end of life, and associated risks.

Hydraulic Fracturing
Companies should disclose information regarding company policies, programs and performance indicators related to oil and natural gas development employing well stimulation that utilizes hydraulic fracturing. Moreover, the Shale Gas Production Subcommittee commissioned by U.S. Secretary of Energy supports greater disclosure. The Subcommittee’s November 11, 2011, final report regarding its analysis of the measures “that can be taken to reduce the environmental impact and improve the safety of shale gas production” included the recommendation to “improve public information about shale gas operations.”1 As the Subcommittee’s report indicates, much of the conflict that has been associated with shale oil and gas development in the United States can be attributed to a lack of communication and transparency. Therefore, it would be a great disservice to stakeholders that benefit from responsible development of natural gas employing hydraulic fracturing if the progress of that development was impeded by insufficient disclosure of the policies, programs and performance metrics that govern and indicate the responsible management of oil and natural gas.

•	The Fund advisor will support proposals requesting greater transparency on the practice of hydraulic fracturing and associated risks.
C. Workplace Issues
Labor Relations
Companies’ treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate. Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people. Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to freedom of association and collective bargaining.

•	The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.

•	The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.

•	The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.
________________________
1U.S. Department of Energy. “Shale Gas Production Subcommittee Second 90-Day report.” November 11, 2011.
http://www.shalegas.energy.gov/resources/111811_final_report.pdf.

Vendor/Supplier Standards
Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States. While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced labor, child labor, discrimination, intimidation and harassment of workers seeking to associate, organize or bargain collectively, unsafe working conditions, and other very poor working conditions. Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance. At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

•
The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the International Labor Organization’s core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights. This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

Diversity and Equal Employment Opportunity (EEO)
Women and minorities are still significantly underrepresented in the ranks of senior corporate management and other high-income positions, and overrepresented in the more poorly paid categories, including office and clerical workers and service workers. This lack of diversity at all levels of the corporate enterprise can stifle the free expression of diverse perspectives and insights, reducing the level dynamism, adaptability to change, and ultimately competitive advantage. Furthermore, women and people of color have long been subject to discrimination in the workplace, thus depriving the company of the full benefit of their potential contributions.
Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission). Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay, lesbian, bisexual and transgender employees.

•	The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.

•
The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of “glass ceilings” for women and minority employees.

•
The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination based on sexual orientation, and gender identity and/or expression, and to report on company initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.

•
The Fund advisor will ordinarily support proposals seeking reports on a company’s initiatives to create a workplace free of discrimination based on sexual orientation and gender identity and/or expression.

•	The Fund advisor will oppose proposals that seek to eliminate protection already afforded to gay, lesbian, bisexual and transgender employees.

•
The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

Plant Closings
Federal law requires 60 days advance notice of major plant closings or layoffs. Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing. The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed. Programs aimed at assisting displaced workers are helpful both to those displaced and to the company’s ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

•	The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

D. International Operations and Human Rights
Business Activities and Investments
Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective. Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas. Such activity is not always exploitative, but it can be. In the past, transgressions of human rights in offshore operations were not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records have come under much greater scrutiny. The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.
Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within these countries. For example, shareowners have asked internet and communication technology companies to report on steps being taken to seek solutions regarding free expression and privacy challenges faced by companies doing business internationally; or to report on or comply with international standards aimed at protecting human rights on a global, sectoral or country basis such as the UN Global Compact, the UN Voluntary Principles on Human Rights and Security, UN Guiding Principles on Business and Human Rights and the International Labor Organization’s core labor standards. In some cases, resolutions have requested that companies report on operations and investments, or cease operations, in particular nations with repressive regimes or a history of human rights, labor abuses and/or genocide, such as Sudan or Burma. In other cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

•
The Fund advisor will ordinarily support proposals requesting that companies develop human rights policies and periodic reporting on operations and investments in countries with repressive regimes and/or conflict zones.

•	The Fund advisor will ordinarily support proposals requesting that a company undertake due diligence appropriate to their industry and issues specific to their human rights risks.

•	The Fund advisor will ordinarily support proposals requesting a report discussing how investment policies address or could address human rights issues.

•	The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.

•	The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

•	The Fund advisor will ordinarily support proposals requesting a report discussing how business practices and/or products limit or could limit freedom of expression or privacy.

•	The Fund advisor will ordinarily support proposals requesting a report discussing the company’s efforts to eliminate conflict minerals from supply chains.
Internet Surveillance/Censorship and Data Security
Information technology sector companies often do business in countries with potentially repressive regimes, raising concerns that companies may be abetting repression and censorship of the Internet.  For instance, governments may use an information, communications and technology (ICT) company’s technologies to track, monitor, identify, and suppress political dissent. Thus, companies’ interactions with governments could violate the Global Network Initiative’s Principles on Freedom of Expression and Privacy, the ICT sector’s predominating standards for protecting consumers’ rights in these areas.

•
The Fund advisor will support proposals asking companies to adopt and/or disclose Internet privacy and censorship policies and procedures relating to privacy, freedom of speech, Internet censorship, government monitoring of the Internet, and government requests for customer data.

Unauthorized Images
Some corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry. For instance, some companies use American Indian symbols and imagery to advertise and market commercial products, including sports franchises. Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

•	The Fund advisor will support proposals asking companies to avoid the unauthorized or improper use of images of racial, ethnic, or indigenous groups in the promotion of their products.

International Outsourcing Operations
Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in international factories and plants located in production zones characterized by low taxation, low wages, and inadequate regulation. Companies often operate in these regions under U.S. government-sponsored programs to promote international trade and economic development. In addition, companies often aim to take advantage of limited regulatory frameworks that result in lower labor costs and fewer environmental and other regulations. These types of operations have caused harmful social and environmental impacts, including severe violation of labor standards and outsized carbon emissions. Calvert encourages companies to disclose supplier location information, including, at a minimum, country-level operations and, optimally, suppliers’ specific identities and locations.

•
The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in international operations in locations characterized by low taxation, low labor costs, and inadequate regulation.

•
The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in offshore operations.

Access to Pharmaceuticals
The cost of medicine is a serious issue throughout the world. In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs. In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected. Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected. Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

•
The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.

•
The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

E. Indigenous Peoples’ Rights
Cultural Rights of Indigenous Peoples
The survival, security and human rights of millions of Indigenous Peoples around the world are increasingly threatened. Efforts to extract or develop natural resources in areas populated by Indigenous Peoples often threaten their lives and cultures, as well as their natural environments. Indigenous communities are demonstrating a new assertiveness when it comes to rejecting resource extraction projects. Calvert believes that to secure project access and ensure that invested assets eventually realize a return; leading companies must recognize the need to secure the free, prior and informed consent/consultation of affected indigenous communities and deliver tangible benefits to them. Such companies also need to follow the UN Declaration on the Rights of Indigenous Peoples, which sets out the individual and collective rights of Indigenous Peoples, as well as their rights to culture, identity, language, employment, health, education and other issues

•
The Fund advisor will ordinarily support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

•
The Fund advisor will ordinarily support proposals requesting companies to develop, strengthen or implement a policy or guideline designed to address free, prior and informed consent/consultation from indigenous peoples or other communities.

•	The Fund advisor will ordinarily support proposals requesting that companies support and follow the UN Declaration on the Rights of Indigenous Peoples and/or create a policy or program to do so.
F. Product Safety and Impact
Many companies’ products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks. Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them. Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act. For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

•
The Fund advisor will review on case-by-case basis proposals requesting that companies report on the impacts of their products on consumers and communities and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.

•	The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.
Toxic Chemicals
Shareowner resolutions are sometimes filed with cosmetics, household products, and retail companies asking them to report on the use of toxic chemicals in consumer products, and to provide policies regarding toxic chemicals.  Recent resolutions have focused on parabens, PVC, bromated flame retardants (BFRs), nanomaterials, and other chemicals.  In addition, some resolutions ask the company to adopt a general policy with regard to toxics in products.  These shareholder resolutions arise out of concern that many toxic chemicals may be legal to include in product formulations in the US, but not in other countries (such as the European Union) posing liability risk to the company. In addition, independent scientists have raised serious health and safety concerns about the use of some of these chemicals.  Companies may face risk from harm to the consumer or affected communities, particularly as some of these chemicals persist in the environment.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose product ingredients.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose policies related to toxic chemicals.

•	The Fund advisor will examine and vote on a case-by-case basis asking companies to reformulate a product by a given date, unless this reformulation is required by law in selected markets.
Animal Welfare
Shareowners and animal rights groups sometimes file resolutions with companies that engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

•	The Fund advisor will ordinarily support proposals seeking information on a company’s animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

•	The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects.

•	The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

•
The Fund advisor will ordinarily support proposals requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations unless the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or the company does not directly source from confined animal feeding operations.

Tobacco
Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

•	The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.

•	The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry.
G. Weapons Contracting
Weapons/Military Products
Shareowner resolutions may be filed with companies with significant defense contracts, asking them to report on the nature of the contracts, particularly the goods and services to be provided.

•	The Fund advisor will ordinarily support proposals calling for reports on the type and volume of defense contracts.
H. Community
Equal Credit Opportunity
Access to capital is essential to full participation and opportunity in our society. The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc. Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of ECOA standards by non-financial corporations to their financial subsidiaries.

•	The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.
Redlining
Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile. The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets. Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

•	The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.
Predatory Lending
Predatory lending involves charging excessive fees to subprime borrowers without providing adequate disclosure. Predatory lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged. This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates. Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

•	The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

•	The Fund advisor will support proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.
Insurance Companies and Economically Targeted Investments
Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

•	The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.
Healthcare
Many communities are increasingly concerned about the ability of for-profit health care institutions to provide quality health care. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care.

•	The Fund advisor will ordinarily support resolutions that call on hospitals to submit reports on patient healthcare and details of health care practices.
I. Political Action Committees and Political Partisanship
Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners. Moreover, corporate lobbying activities and political spending may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

•
The Fund advisor will ordinarily support resolutions asking companies to disclose political spending made either directly or through political action committees, trade associations and/or other advocacy associations.

•	The Fund advisor will ordinarily support resolutions asking companies to disclose the budgets dedicated to public policy lobbying activities.

•
The Fund advisor will ordinarily support resolutions requesting a report discussing the alignment between a company’s political contributions and its sustainability commitments and public policy positions.

•
The Fund advisor will ordinarily support resolutions requesting that companies support public policy activities, including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Guidelines.

J. Other Issues
All social issues that are not covered in these Guidelines are delegated to the Fund’s advisor to vote in accordance with the Fund’s specific sustainable and socially responsible criteria. In addition to actions taken pursuant to the Fund’s Conflict of Interest Policy, Calvert Sustainability Research Department (“CSRD”) will report to the Boards on issues not covered by these Guidelines as they arise.
IV. CONFLICT OF INTEREST POLICY
All Calvert Funds strictly adhere to the Guidelines detailed in Sections II and III, above.
Thus, generally, adherence to the Global Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund’s investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.
Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Global Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.
Adopted September 2000.
Last Revised September 2014.

APPENDIX B

CORPORATE BOND AND COMMERCIAL PAPER RATINGS (source: Standard & Poor’s Ratings Services)
Bonds

AAA:	An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated A carries elements which may cause the obligation to be more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB:
An obligation rated BBB exhibits adequate protection parameters but may be susceptible to adverse changes in economic conditions or changing circumstances which are likely to lead to a weakened capacity for the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: These obligations are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these factors are outweighed by large uncertainties and/or major exposures to adverse conditions.

BB:
An obligation rated BB is less vulnerable to nonpayment than other speculative issues, however this type of obligation is subject to major ongoing uncertainties and/or exposure to adverse business, financial, or economic conditions which could result in the obligor’s inability to meet its financial commitment on the obligation.

B:
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity meet its financial commitment on the obligations. Adverse business, financial, and/or economic conditions may impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order to sustain its ability to meet its financial commitment on the obligation. Should adverse business, financial and/or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated CC is currently highly vulnerable to nonpayment.

C:	An obligation rated C is often associated with situations in which a bankruptcy petition has been filed or where similar action has been taken but payment on the obligation is being continued.

D:
An obligation rated D is in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used when a bankruptcy petition has been filed or other similar action when payments on the obligation are deemed to be jeopardized.

Note: Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Notes

SP-1:
These issues are considered as having a strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

SP-2:	These issues are considered as having a satisfactory capacity to pay principal and interest.

SP-3:	These issues are considered as having a speculative capacity to pay principal and interest.
Commercial Paper

A-1:	This rating indicates a strong degree of safety regarding timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:	This rating indicates a satisfactory degree of safety regarding timely payment.

A-3:
This rating indicates that the issue carries an adequate capacity for timely payment, however it is more vulnerable to the adverse effects of changes in circumstances than those obligations with higher ratings.

LONG-TERM OBLIGATION RATINGS (source: Moody’s Investors Service)
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
SHORT-TERM RATINGS (source: Moody’s Investors Service)
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP:	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)	Declaration Of Trust incorporated by reference to registrant's Post-Effective Amendment No. 30, January 28, 2000, accession number 0000356682-00-000003.

(b)	Amended and restated By-Laws Of The Trust, incorporated by reference to registrant’s Post-Effective Amendment No. 79, January 30, 2015, accession number 0000356682-15-000003

(c)	Instruments Defining Rights of Security Holders (not applicable).

(d)(1)
Investment Advisory Agreement incorporated by reference to registrant's Post-Effective Amendment No. 43, January 30, 2006, accession number 0000356682-06-000002.  Addendum to Investment Advisory Agreement, incorporated by reference to registrant's Post-Effective Amendment No. 69, May 25, 2011, accession number 0000356682-11-000060. Amendment to Investment Advisory Agreement, incorporated by reference to registrant's Post-Effective Amendment No. 70, January 30, 2012, accession number 0000356682-12-000005. Revised and Restated Schedule A to Investment Advisory Agreement, incorporated by reference to registrant’s Post-Effective Amendment No. 70, January 30, 2012, accession number 0000356682-12-000005. Addendum to Investment Advisory Agreement, incorporated by reference to registrant’s Post-Effective Amendment No. 75, April 29, 2013, accession number 0000356682-13-000026. Addendum to Investment Advisory Agreement, incorporated by reference to registrant’s Post-Effective Amendment No. 77, January 30, 2014, accession number 0000356682-14-000002. Addendum to Revised and Restated Schedule A to Investment Advisory Agreement, incorporated by reference to registrant’s Post-Effective Amendment No. 77, January 30, 2014, accession number 0000356682-14-000002. Addendum to Investment Advisory Agreement, incorporated by reference to registrant’s Post-Effective Amendment No. 79, January 30, 2015, accession number 0000356682-15-000003. Addendum to Investment Advisory Agreement, filed herewith.

(d)(2)
Investment Sub-Advisory Agreement (Atlanta Capital), incorporated by reference to registrant's Post-Effective Amendment No. 30, January 28, 2000, accession number 0000356682-00-000003. Amendment to Sub-Advisory Agreement, incorporated by reference to registrant’s Post-Effective Amendment No. 70, January 30, 2012, accession number 0000356682-12-000005. Addendum to Investment Sub-Advisory Agreement (Atlanta Capital), filed herewith.

(e)
Underwriting (Distribution) Agreement with Schedules I, II and III, incorporated by reference to registrant’s Post-Effective Amendment No. 69, May 25, 2011, accession number 0000356682-11-000060. Addendum to Schedule II of Underwriting (Distribution) Agreement, incorporated by reference to registrant’s Post-Effective Amendment No. 70, January 30, 2012, accession number 0000356682-12-000005.

(f)	Deferred Compensation Agreement incorporated by reference to registrant's Post-Effective Amendment No. 30, January 28, 2000, accession number 0000356682-00-000003.

(g)	Custodial Contract incorporated by reference to Registrant's Post-Effective Amendment No. 32, January 31, 2001, accession number 0000356682-01-000002.

(h)(1)	Consulting Agreement (Ibbotson) incorporated by reference to registrant's Post-Effective Amendment No. 43, January 30, 2006, accession number 0000356682-06-000002.

(h)(2)
Amended Master Transfer Agency and Service Agreement incorporated by reference to registrant's Post-Effective Amendment No. 45, January 31, 2008, accession number 0000356682-08-000001. Amendment to Master Transfer Agency and Service Agreement, incorporated by reference to registrant’s Post-Effective Amendment No. 73, January 30, 2013, accession number 0000356682-12-000002. Amendment to Master Transfer Agency and Service Agreement, filed herewith.

(h)(3)	Amended and Restated Servicing Agreement, incorporated by reference to registrant’s Post-Effective Amendment No. 73, January 30, 2013, accession number 0000356682-12-000002.

(h)(4)
Administrative Services Agreement incorporated by reference to registrant's Post-Effective Amendment No. 43, January 30, 2006, accession number 0000356682-06-000002.  Administrative Services Agreement Schedule A incorporated by reference to registrant's Post-Effective Amendment No. 43, January 30, 2006, accession number 0000356682-06-000002. Addendum to Schedule A of Administrative Services Agreement, incorporated by reference to registrant’s Post-Effective Amendment No. 75, April 29, 2013, accession number 0000356682-13-000026. Amendment to Administration Agreement, filed herewith.

(h)(5)	Research Agreement with Consultant Norris A. Dodson IV, incorporated by reference to registrant's Post-Effective Amendment No. 51, January 31, 2011, accession number 0000356682-11-000002.

(h)(6)	Administration Agreement, filed herewith. Amendment to Administration Agreement, filed herewith.

(i)	Opinion and Consent of Counsel, filed herewith.

(j)	Consent of Independent Auditors, filed herewith.

(k)	Omitted Financial Statements (not applicable).

(l)	Initial Capital Agreements (not applicable).

(m)
Plan of Distribution for Class A incorporated by reference to registrant's Post-Effective Amendment No. 43, January 30, 2006, accession number 0000356682-06-000002.  Plan Schedule A for Class A incorporated by reference to registrant's Post-Effective Amendment No. 43, January 30, 2006, accession number 0000356682-06-000002.
Plan of Distribution for Class B & C  incorporated by reference to registrant's Post-Effective Amendment No. 43, January 30, 2006, accession number 0000356682-06-000002.  Plan Schedule A for Class B & C incorporated by reference to registrant's Post-Effective Amendment No. 43, January 30, 2006, accession number 0000356682-06-000002.

(n)	Amended and Restated Rule 18f-3 Multiple Class Plan, incorporated by reference to registrant’s Post-Effective Amendment No. 77, January 30, 2014, accession number 0000356682-14-000002.

(o)	Reserved

(p)(1)	Amended Code of Ethics for Advisor (CIM), incorporated by reference to registrant’s Post-Effective Amendment No. 73, January 30, 2013, accession number 0000356682-12-000002.

(p)(2)	Code of Ethics for Sub-Adviser (Atlanta Capital), incorporated by reference to registrant's Post-Effective Amendment No. 51, January 31, 2011, accession number 0000356682-11-000002.

(q)	Power of Attorney Forms, filed herewith.

Item 29.      Persons Controlled by or Under Common Control With Registrant
                  Not applicable.

Item 30.       Indemnification
Registrant's By-Laws, Item 28(b) of this Registration Statement, provides, in summary, that officers and trustees/directors shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of trustees/directors who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.
Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, director, employee or agent against any liabilities arising from such status. In this regard, Registrant will maintain an insurance policy, providing Registrant with trustees/directors and officers liability coverage, plus excess trustees/directors and officers liability coverage for the independent trustees/directors only. Registrant also maintains an Investment Company Blanket Bond. The Fund maintains joint coverage with the other Calvert Funds, and for the liability coverage, with the Advisor and its affiliated companies ("Calvert operating companies.") The premium and the coverage are allocated based on a method approved by the disinterested Fund trustees/directors.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor

Name	Name of Company, Principal Business and Address	Capacity
John H. Streur

Calvert Management Series
Calvert Social Investment Fund
The Calvert Fund
Calvert Responsible Index Series, Inc.
Calvert Impact Fund, Inc.
Calvert Variable Series, Inc.
Calvert World Values Fund, Inc.
Calvert SAGE Fund
Calvert Variable Products, Inc.
  Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814
Officer, Trustee/ Director

	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

	Calvert Investments, Inc. Holding Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

	Calvert Investment Services, Inc. Shareholder Servicing Agent 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

	Calvert Investment Administrative Services, Inc. Service Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

	Calvert Investment Distributors, Inc. Broker-Dealer 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

Vicki L. Benjamin
	Calvert Investments, Inc. Holding Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

	Calvert Investment Administrative Services, Inc. Service Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

	Calvert Investment Services, Inc. Shareholder Servicing Agent 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

	Calvert Investment Distributors, Inc. Broker-Dealer 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

Calvert Management Series
Calvert Social Investment Fund
The Calvert Fund
Calvert Responsible Index Series, Inc.
Calvert Impact Fund, Inc.
Calvert Variable Series, Inc.
Calvert World Values Fund, Inc.
Calvert SAGE Fund
Calvert Variable Products, Inc.
  Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814
Officer

Lancelot A. King
	Calvert Investments, Inc. Holding Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Administrative Services, Inc. Service Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Services, Inc. Shareholder Servicing Agent 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Distributors, Inc. Broker-Dealer 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Calvert Management Series
Calvert Social Investment Fund
The Calvert Fund
Calvert Responsible Index Series, Inc.
Calvert Impact Fund, Inc.
Calvert Variable Series, Inc.
Calvert World Values Fund, Inc.
Calvert SAGE Fund
Calvert Variable Products, Inc.
  Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814
Officer

Andrew K. Niebler
	Calvert Investments, Inc. Holding Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Administrative Services, Inc. Service Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Services, Inc. Shareholder Servicing Agent 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Distributors, Inc. Broker-Dealer 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Calvert Management Series
Calvert Social Investment Fund
The Calvert Fund
Calvert Responsible Index Series, Inc.
Calvert Impact Fund, Inc.
Calvert Variable Series, Inc.
Calvert World Values Fund, Inc.
Calvert SAGE Fund
Calvert Variable Products, Inc.
  Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814
Officer

Robert D. Benson
	Calvert Investments, Inc. Holding Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Administrative Services, Inc. Service Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Services, Inc. Shareholder Servicing Agent 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Distributors, Inc. Broker-Dealer 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Calvert Management Series
Calvert Social Investment Fund
The Calvert Fund
Calvert Responsible Index Series, Inc.
Calvert Impact Fund, Inc.
Calvert Variable Series, Inc.
Calvert World Values Fund, Inc.
Calvert SAGE Fund
Calvert Variable Products, Inc.
  Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814
Officer

Patrick Faul
	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

John Nichols
	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Rachel Volynsky
	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Matthew Duch
	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Vishal Khanduja
	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Thomas A. Dailey
	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Calvert Management Series
Calvert Social Investment Fund
The Calvert Fund
Calvert Variable Series, Inc.
Calvert Variable Products, Inc.
  Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814
Officer

Robert J. Enderson
	Calvert Investments, Inc. Holding Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Administrative Services, Inc. Service Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Services, Inc. Shareholder Servicing Agent 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Distributors, Inc. Broker-Dealer 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Lynne Ford
	Calvert Investments, Inc. Holding Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

	Calvert Investment Administrative Services, Inc. Service Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Services, Inc. Shareholder Servicing Agent 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Distributors, Inc. Broker-Dealer 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer and Director

Marybeth Pilat
	Calvert Investments, Inc. Holding Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Administrative Services, Inc. Service Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Services, Inc. Shareholder Servicing Agent 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Distributors, Inc. Broker-Dealer 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Calvert Management Series
Calvert Social Investment Fund
The Calvert Fund
Calvert Responsible Index Series, Inc.
Calvert Impact Fund, Inc.
Calvert Variable Series, Inc.
Calvert World Values Fund, Inc.
Calvert SAGE Fund
Calvert Variable Products, Inc.
  Investment Companies
4550 Montgomery Avenue
Bethesda, Maryland 20814
Officer

Mary Rutford
	Calvert Investments, Inc. Holding Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Administrative Services, Inc. Service Company 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Services, Inc. Shareholder Servicing Agent 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

	Calvert Investment Distributors, Inc. Broker-Dealer 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Stu Dalheim
	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Laurie Webster
	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Erica Lasdon
	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Emily Kaiser
	Calvert Investment Management, Inc. Investment Advisor 4550 Montgomery Avenue Bethesda, Maryland 20814	Officer

Item 32. Principal Underwriters
         (a)     Registrant's principal underwriter underwrites shares of the following investment companies other than Registrant:
Calvert Management Series
Calvert Social Investment Fund
Calvert World Values Fund, Inc.
Calvert Responsible Index Series, Inc.
Calvert Variable Series, Inc.
Calvert Impact Fund, Inc.
Calvert SAGE Fund
Calvert Variable Products, Inc.
         (b)     Positions of Underwriter's Officers and Directors

Name and Principal Business Address*	Position(s) and Offices with Underwriter	Position(s) and Offices with Registrant
John H. Streur	Director and Chief Executive Officer	Director and President
Vicki L. Benjamin	Director, Executive Vice President, Chief Financial Officer, Chief Operating Officer, and Treasurer	Treasurer
Lynne Ford	Director, Executive Vice President – Sales and Marketing	None
Robert J. Enderson	Vice President, Corporate Finance, and Assistant Treasurer	Assistant Treasurer
Marybeth Pilat	Assistant Treasurer and Anti-Money Laundering Officer	Fund Controller and Assistant Treasurer
Mary Rutford	Assistant Secretary, Tax Accounting	None
Alex Smith	Vice President, Investor Dealer Services	None
Sonya Sbar	Vice President	None
Quentin Anderson	Regional Vice President	None
Anthony Eames	Senior Vice President	None
Andrew Olig	Regional Vice President	None
Penelope Jackson	Regional Vice President	None
Lancelot King	Assistant Secretary and Assistant Vice President	Assistant Secretary and Assistant Vice President
Andrew Niebler	Assistant Secretary and Assistant Vice President	Assistant Secretary and Assistant Vice President
Robert D. Benson	Assistant Secretary and Assistant Vice President	Assistant Secretary and Assistant Vice President

* 4550 Montgomery Avenue Bethesda, Maryland 20814

         (c)      Inapplicable.

Item 33. Location of Accounts and Records
        Vicki L. Benjamin, Treasurer
         and
        Lancelot A. King, Secretary
         Calvert Social Investment Fund
         4550 Montgomery Avenue, Suite 1000N
         Bethesda, Maryland 20814

Item 34. Management Services
         Not Applicable

Item 35. Undertakings
         Not Applicable

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bethesda, and State of Maryland on the 29th day of January 2016.
CALVERT SOCIAL INVESTMENT FUND
By:
_____________**_____________
John H. Streur
President and Trustee

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bethesda, and State of Maryland on the 29th day of January 2016.

Signature	Title

__________**____________ D. WAYNE SILBY	DIRECTOR

__________**____________ JOHN G. GUFFEY, JR.	DIRECTOR

__________**____________ JOHN H. STREUR	PRESIDENT AND DIRECTOR (PRINCIPAL EXECUTIVE OFFICER)

__________**____________ VICKI L. BENJAMIN	TREASURER (PRINCIPAL FINANCIAL OFFICER)

__________**____________ REBECCA L. ADAMSON	DIRECTOR

__________**____________ RICHARD L. BAIRD, JR.	DIRECTOR

__________**_____________ JOY V. JONES	DIRECTOR

__________**____________ TERRENCE J. MOLLNER	DIRECTOR

__________**____________ SYDNEY A. MORRIS	DIRECTOR

__________**____________ MILES D. HARPER, III	DIRECTOR
**By: /s/ Lancelot A. King
                Lancelot A. King
Executed by Lancelot A. King, Attorney-in-fact on behalf of those indicated, pursuant to Powers of Attorney forms, filed herewith.

Calvert Social Investment Fund
Post-Effective Amendment No. 81
Registration No. 002-75106
EXHIBIT INDEX

Exhibit No.	Description

28(d)	Addendum to Investment Advisory Agreement
28(d)(2)	Addendum to Investment Sub-Advisory Agreement (Atlanta Capital)
28(h)(2)	Amendment to Master Transfer Agency and Service Agreement
28(h)(4)	Amended and Restated Administrative Services Agreement with Calvert Investment Administrative Services
28(h)(6)	Administration Agreement
Amendment to Administration Agreement
28(i)	Opinion and Consent of Counsel
28(j)	Consent of Independent Auditors
28(q)	Power of Attorney forms